AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON February 28, 2003

                                                               File No. 33-42484
                                                              File No. 811-06400

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                       POST-EFFECTIVE AMENDMENT NO. 62          |X|
                                       AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 63                  |X|

                         THE ADVISORS' INNER CIRCLE FUND
               (Exact Name of Registrant as Specified in Charter)

                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (800) 932-7781

                                 James R. Foggo
                               C/o SEI Corporation
                            Oaks, Pennsylvania 19456
                     (Name and Address of Agent for Service)

                                             Copies to:

Richard W. Grant, Esquire                    Thomas P. Lemke, Esquire
Morgan, Lewis & Bockius LLP                  Morgan, Lewis & Bockius LLP
1701 Market Street                           1111 Pennsylvania Avenue, NW
Philadelphia, Pennsylvania 19103             Washington, DC 20004

    It is proposed that this filing become effective (check appropriate box)

            |X|   Immediately upon filing pursuant to paragraph (b)
            |_|   On [date] pursuant to paragraph (b)
            |_|   60 days after filing pursuant to paragraph (a)(1)
            |_|   75 days after filing pursuant to paragraph (a)(2)
            |_|   on [date] pursuant to paragraph (a) of Rule 485

                         THE ADVISORS' INNER CIRCLE FUND






[LOGO OMITTED]




ACADIAN EMERGING MARKETS PORTFOLIO


INSTITUTIONAL CLASS SHARES PROSPECTUS                              MARCH 1, 2003






                                       INVESTMENT ADVISER:
                                       ACADIAN ASSET MANAGEMENT, INC.


              heSecurities and Exchange Commission has not approved
               or disapproved these securities or passed upon the
                    adequacy or accuracy of this prospectus.
                     Any representation to the contrary is a
                               criminal offense.

TABLE OF CONTENTS


FUND SUMMARY........................................................   1

    WHAT IS THE FUND'S OBJECTIVE?...................................   1
    WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?............   1
    WHAT ARE THE FUND'S PRINCIPAL RISKS?............................   2
    HOW HAS THE FUND PERFORMED?.....................................   3
    WHAT ARE THE FUND'S FEES AND EXPENSES?..........................   4

INVESTING WITH THE FUND.............................................   6

    BUYING SHARES...................................................   6
    REDEEMING SHARES................................................   7
    TRANSACTION POLICIES............................................   8
    ACCOUNT POLICIES................................................  11

ADDITIONAL INFORMATION ABOUT THE FUND...............................  13

    OTHER INVESTMENT PRACTICES AND STRATEGIES.......................  13
    INVESTMENT MANAGEMENT...........................................  14
    SHAREHOLDER SERVICING ARRANGEMENTS..............................  15

FINANCIAL HIGHLIGHTS................................................  16

FUND SUMMARY


WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------

     The fund seeks long-term capital appreciation by investing primarily in common stocks of emerging country issuers. The fund may change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The fund will invest primarily in common stocks, but also may invest in other types of equity securities, including preferred stock. Normally, the fund invests primarily (at least 80% of its net assets) in equity securities of issuers that:

     o Have their principal securities trading market in an emerging country.
     o Alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries.
     o Are organized under the laws of, and have a principal office in, an emerging country.

     An "emerging country" is any country that the adviser believes the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products
     (GNP) than more developed countries. There are over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The fund will focus its investments on those emerging market countries that it believes have developing economies and where the markets are becoming more sophisticated, including some or all of the following:


     Argentina           Egypt           Jordan        Pakistan        Taiwan
     Botswana            Hong Kong       Kenya         Peru            Thailand
     Brazil              Hungary         Korea         Philippines     Turkey
     Chile               India           Malaysia      Poland          Venezuela
     China               Indonesia       Mexico        Russia          Zimbabwe
     Colombia            Israel          Morocco       South Africa
     Czech Republic      Jamaica         Nigeria       Sri Lanka

     As markets in other countries develop, the fund expects to expand and further diversify the emerging countries in which it invests. The fund may also invest in securities of issuers located in industrialized countries.

     Foreign securities include securities of companies located outside the United States, American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), exchange traded funds and other similar global instruments. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally traded on an established market, such as the United States. GDRs are similar to ADRs, except that European Banks or Trust Companies typically issue them.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.


     The fund uses hedging techniques to reduce the risks of its investments in equity securities. However, hedging will not necessarily fully protect the fund against all anticipated risks. Moreover, hedging transactions involve costs and risks of their own. If a fund employs a hedge and the market rises, the fund may lose money or forego the opportunity to capitalize on market increases. As a result, hedging may not improve the fund's performance either on an absolute or risk-adjusted basis.


     When the fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. Diversifying a mutual fund's investment can reduce the risks of investing by limiting the amount of money it invests in any one issuer. Since the fund is not diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, being non-diversified may cause the value of its shares to be more sensitive to changes in the market value of a single issuer, relative to diversified mutual funds.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

CALENDAR YEAR RETURNS


     Effective June 24, 2002, the fund became the successor to a separate mutual fund, the UAM Funds, Inc. Acadian Emerging Markets Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by the same employees of the adviser who currently manage the fund, had identical investment objectives and strategies and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Fund for periods prior to June 24, 2002.

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund and Predecessor Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.


     [BAR CHART OMITTED, PLOT POINTS FOLLOWS]

     1994                 -2.67%
     1995                -10.31%
     1996                 12.05%
     1997                -15.91%
     1998                -21.40%
     1999                 62.44%
     2000                -30.39%
     2001                  9.01%
     2002                  2.91%


     During the periods shown in the chart for the fund and Predecessor Fund, the highest return for a quarter was 27.79% (quarter ending 12/31/99) and the lowest return for a quarter was -24.28% (quarter ending 12/31/97).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

     The average annual return table compares average annual returns of the fund and Predecessor Fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

                                                                                           Since
                                                              1 Year         5 Years      6/17/93*
--------------------------------------------------------------------------------------------------
      Average Annual Return Before Taxes                       2.91%         -0.06%         0.50%
--------------------------------------------------------------------------------------------------
      Average Annual Return After Taxes on Distributions+      3.59%          0.19%         0.43%
--------------------------------------------------------------------------------------------------
      Average Annual Return After Taxes on Distributions
        and Sale of Fund Shares+                               2.69%          0.34%         0.59%
--------------------------------------------------------------------------------------------------
      IFC Investable Composite Index# (reflects no
        deduction for fees, expenses or taxes)                -3.93%         -2.76%         0.24%

     * Commencement of operations. Index comparisons begin on 6/30/93.
     + After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
     # IFC Investable Composite Index is an unmanaged index comprised of companies in emerging markets that are legally and practically accessible to foreign investors.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------


     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than ninety days. For more information, see "Redemption Fee" in the section on "Transaction Policies."


                                                               Acadian Emerging
      Shareholder Transaction Fees                            Markets Portfolio
--------------------------------------------------------------------------------
      Redemption Fee (as a percentage
        of amount redeemed)                                        1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

     The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.


      Management Fee                                    1.00%
--------------------------------------------------------------------------------
      Other Expenses*                                   1.15%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses              2.15%

     * Other Expenses include amounts related to an expense offset arrangement the Predecessor Fund had that reduced its custodial fee based on the amount of cash maintained with its custodian. Because this expense offset arrangement does not apply to the fund, the fund's Other Expenses may be higher than those presented in the table above. Further, the adviser may enter into arrangements with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a portion of the fund's brokerage business. As a result of these arrangements, the fund's expenses generally may be reduced.


EXAMPLE
     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      1 Year               3 Years               5 Years                10 Years
--------------------------------------------------------------------------------
       $218                  $673                 $1,154                 $2,483

INVESTING WITH THE FUND


BUYING SHARES
--------------------------------------------------------------------------------


     All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The fund does not accept purchases made by credit card check.

BY MAIL
     You can open an account with the fund by sending a check and your account application to the address below. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the fund. Be sure your check identifies clearly your name, your account number and the fund name.


     REGULAR MAIL ADDRESS
     Acadian Emerging Markets Portfolio
     PO Box 219009
     Kansas City, MO 64121

     EXPRESS MAIL ADDRESS
     Acadian Emerging Markets Portfolio
     330 West 9th Street
     Kansas City, MO 64105

BY WIRE
     To open an account by wire, first call 866-AAM-6161 (866-226-6161) for an account number and wire control number. Next, send your completed account application to the fund. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 866-AAM-6161 to get a wire control number and wire your money to the fund.

     WIRING INSTRUCTIONS
     United Missouri Bank
     ABA # 101000695
     The Acadian Emerging Markets Portfolio
     DDA Acct. # 9871063178
     Ref: account number/account name/
     wire control number


BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)
     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the fund. To cancel or change a plan, write to the fund at Acadian Emerging Markets Portfolio, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 330 West 9th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

MINIMUM INVESTMENTS
     You can open an account with the fund with a minimum initial investment of $2,500. You can buy additional shares for as little as $1,000.

FUND CODES
     The fund's reference information, which is listed below, will be helpful to you when you contact the fund to purchase shares, check daily net asset value per share (NAV) or get additional information.

          Trading                                                      Fund
          Symbol                       CUSIP                           Code
--------------------------------------------------------------------------------
           AEMGX                     00758M162                         1260

REDEEMING SHARES
--------------------------------------------------------------------------------

BY MAIL

     You may contact the fund directly by mail at Acadian Emerging Markets Portfolio, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 330 West 9th Street, Kansas City, MO 64105). Send a letter to the fund signed by all registered parties on the account specifying:

     o The fund name;
     o The account number;
     o The dollar amount or number of shares you wish to redeem;
     o The account name(s); and
     o The address to which redemption (sale) proceeds should be sent.

     All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.

     Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 866-AAM-6161 if you need more information.

BY TELEPHONE
     You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

     Call 866-AAM-6161 to redeem your shares. Based on your instructions, the fund will mail your proceeds to you or wire them to your bank.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)
     If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the fund.

TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE
     You may buy or sell shares of the fund on each day the New York Stock Exchange is open at a price equal to the fund's NAV next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time). Therefore, to receive the NAV on any given day, the fund must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.

     Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of the fund may change on days when you are unable to purchase or redeem shares.

     The fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The fund uses current market prices to value its investments. However, the fund may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreli-able. The fund will determine an investment's fair value according to methods established by the Board of Trustees of The Advisors' Inner Circle Fund (the "Board"). The fund values debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The fund may use a Board-approved pricing service to value some of its assets.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY
     You may buy or sell shares of the fund through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the fund on time. Your financial intermediary may charge additional transaction fees for its services.

     Certain financial intermediaries have agreements with the fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the fund by the time it prices its shares on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

IN-KIND TRANSACTIONS
     Under certain conditions and at the fund's discretion, you may pay for shares of the fund with securities instead of cash. In addition, the fund may pay part of your redemption proceeds (in excess of $250,000) with securities instead of cash.

PAYMENT OF REDEMPTION PROCEEDS
     Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The fund will pay for all shares redeemed within seven days after they receive a redemption request in proper form.


     The fund may require that signatures be guarantee by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the fund may require a shareholder to furnish additional legal documents to insure proper authorization.

     If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check or bank check.


REDEMPTION FEE
     The fund will deduct a 1.00% redemption fee from the redemption proceeds of any shareholder redeeming shares of the fund held for less than ninety days. In determining how long shares of the fund have been held, the fund assumes that shares held by the investor the longest period of time will be sold first.


     The fund will retain the fee for the benefit of the remaining shareholders. The fund charges the redemption fee to help minimize the impact the redemption may have on the performance of the fund, to facilitate fund management and to offset certain transaction costs and other expenses the fund incurs because of the redemption. The fund also charges the redemption fee to discourage market timing by those shareholders initiating redemptions to take advantage of short-term market movements. From time to time, the fund may waive or modify the redemption fee for certain categories of investors.


TELEPHONE TRANSACTIONS
     The fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

RIGHTS RESERVED BY THE ACADIAN EMERGING MARKETS PORTFOLIO

PURCHASES
     At any time and without notice, the fund may:

     o Stop offering shares;
     o Reject any purchase order; or
     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The fund will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEMPTIONS
     At any time, and without notice the fund may change or eliminate any of the redemption methods described above, except redemption by mail. The fund may suspend your right to redeem if:

     o Trading on the New York Stock Exchange is restricted or halted; or
     o The Securities and Exchange Commission allows the fund to delay redemptions.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

SMALL ACCOUNTS
     The fund may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. (See "Buying Shares" for minimum initial investment amounts). This provision does not apply:

     o To retirement accounts and certain other accounts; or
     o When the value of your account falls because of market fluctuations and not your redemptions.

     The fund will notify you before liquidating your account and allow you 60 days to increase the value of your account.

DISTRIBUTIONS
     Normally, the fund distributes its net investment income and its net capital gains at least once a year. The fund will automatically reinvest dividends and distributions in additional shares of the fund, unless you elect on your account application to receive them in cash.

FEDERAL TAXES
     The following is a summary of the federal income tax consequences of investing in the fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the fund.

     TAXES ON DISTRIBUTIONS At least annually, the fund will distribute substantially all of its net investment income and its net realized capital gains, if any. Distributions of the fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvest-ed in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year the fund will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 866-AAM-6161 to find out when the fund expects to make a distribution to shareholders.

     Each sale of shares of a fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.


     If the fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the fund received from sources in foreign countries. The fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

     More information about taxes is in the Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUND


OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the fund's investment practices and its risks, you should read the SAI.

DERIVATIVES
     The fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the fund buys or sells. The fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

DEBT SECURITIES
     The fund may invest in debt securities of issuers located in emerging countries when the adviser believes that such debt securities offer opportunities for long-term capital appreciation. In making such investment decisions, the adviser generally considers the relative potential for capital appreciation of equity securities, interest rate levels, economic trends, currency trends and prospects, and, specifically, the prospects for appreciation of selected debt issues. The fund may invest up to 10% of its total assets (measured at the time of the investment) in debt securities that are rated below investment-grade, otherwise known as "junk bonds."

     When investing in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the fund's share price to fall. The cred-it rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

SHORT-TERM INVESTING
     The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, the fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the fund's principal investment strategies, and may prevent the fund from achieving its investment objective. The fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. A fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from the policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions. When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------


INVESTMENT ADVISER
     Acadian Asset Management, Inc., a Massachusetts corporation located at Ten Post Office Square, Boston, Massachusetts 02109, is the fund's investment adviser. The adviser manages and supervises the investment of the fund's assets on a discretionary basis. The adviser, an affiliate of Old Mutual
     (US) Holdings Inc. (formerly named United Asset Management Corporation,) has provided investment management services since 1986. Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of Old Mutual plc, a financial services group based in the United Kingdom. For its services, during its most recent fiscal year, the fund and the Predecessor Fund paid the adviser a management fee equal to 1.00% of their average net assets.

PORTFOLIO MANAGERS
     A team of investment professionals of the adviser are primarily responsible for the day-to-day management of the fund.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

     Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

     For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

     The fund may pay all or part of the fees paid to financial representatives. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The fund does not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

     The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the fund.

  FINANCIAL HIGHLIGHTS



     The financial highlights table is intended to help you understand the financial performance of the fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all dividends and distributions were reinvested. The information below relates to the fund and the Predecessor Fund. On June 24, 2002, The Advisors' Inner Circle Fund Acadian Emerging Market Portfolio acquired all of the assets of the Predecessor Fund. PricewaterhouseCoopers LLP, independent public accountants, have audited the fund's and the Predecessor Fund's information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the fund at 866-AAM-6161.




     Years Ended October 31,                   2002               2001             2000            1999*              1998
-------------------------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of
       Period                               $   7.61          $   8.85         $   9.39          $  6.75          $ 11.28
                                             ------------      ------------     ------------      ------------     ------------
     Income from Investment
       Operations:
       Net Investment Income                    0.13              0.07             0.16             0.10             0.11
       Net Realized and Unrealized
          Gain (Loss)                           1.26+            (1.25)           (0.59)+           2.63            (3.99)+
                                             ------------      ------------     ------------      -----------      ------------
          Total From Investment
            Operations                          1.39             (1.18)           (0.43)            2.73            (3.88)
                                             ------------      ------------     ------------      ------------     ------------
       Redemption Fee                           0.07                --**             --               --               --
       Distributions:
       Net Investment Income                   (0.01)            (0.06)           (0.11)           (0.09)           (0.14)
       Net Realized Gain                          --                --               --               --            (0.51)
                                             ------------      ------------     ------------      ------------     ------------
          Total Distributions                  (0.01)            (0.06)           (0.11)           (0.09)           (0.65)
                                             ------------      ------------     ------------      ------------     ------------
       Net Asset Value, End of Period       $   9.06          $   7.61         $   8.85         $   9.39         $   6.75
                                             ------------      ------------     ------------      ------------     ------------
                                             ------------      ------------     ------------      ------------     ------------
     Total Return++                            19.13%           (13.40)%          (5.20)%          41.49%          (36.00)%
                                             ------------      ------------     ------------      ------------     ------------
                                             ------------      ------------     ------------      ------------     ------------
     Ratios and Supplemental Data
       Net Assets, End of Period
          (Thousands)                        $39,625           $17,792          $22,428          $77,019           $88,665
       Ratio of Expenses to Average
          Net Assets                           2.15%             2.20%            2.09%            1.61%@           1.61%@
       Ratio of Net Investment
          Income to Average Net
          Assets                               1.56%             0.77%            0.65%            1.11%            1.60%
       Portfolio Turnover Rate                  192%               84%              38%              45%              32%

     * Per share amounts for the period are based on average outstanding shares. **Amount was less than $0.01 per share.
     + The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of fund shares in relation to fluctuating market value of investments of the fund.
     ++Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
     @ The ratio of net operating expenses to average net assets, excluding foreign tax expense, is 1.53% and 1.59% for the year ended October 31, 1999 and 1998, respectively.


     Amounts designated as "-" are either $0 or have been rounded to $0.

     [BLANK PAGE]

ACADIAN EMERGING MARKETS PORTFOLIO

     Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional information. The annual/semi-annual reports of the fund provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed information about the fund and is incorporated by reference into (legally part of) this prospectus.


     Investors can receive free copies of the statement of additional information, shareholder reports, the fund's privacy policy and other information about the fund or the Predecessor Fund and can make shareholder inquiries by writing to or calling:

                       Acadian Emerging Markets Portfolio
                                  PO Box 219009
                              Kansas City, MO 64121
                            (Toll free 866-AAM-6161)

     You can review and copy information about the fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at HTTP://WWW.SEC.GOV. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

     Investment Company Act of 1940 file number: 811-06400.


     ACA-PS-001-0200

--------------------------------------------------------------------------------
                              AIG MONEY MARKET FUND
                 A PORTFOLIO OF THE ADVISORS' INNER CIRCLE FUND
--------------------------------------------------------------------------------




                                 CLASS A SHARES

                                   PROSPECTUS
                                  March 1, 2003













                               Investment Adviser:
                          AIG CAPITAL MANAGEMENT CORP.




    These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commision passed upon the adequacy of this prospectus. Any representation to the
                        contrary is a criminal offense.

INTRODUCTION - AIG MONEY MARKET FUND - CLASS A SHARES

THE FUND
--------------------------------------------------------------------------------


The AIG Money Market Fund (Fund) is a money market mutual fund that offers investors a convenient and economical way to invest in a professionally managed diversified portfolio of short-term high quality securities. The Fund is a separate series of The Advisors' Inner Circle Fund, a Massachusetts business trust (Trust).

The Fund consists of two classes of shares: Class A and Class B.

This prospectus offers Class A Shares of the Fund and contains important information about the objectives, risks and policies of the Fund. Investors are advised to read this Prospectus and keep it for future reference. This prospectus has been arranged into different sections so that investors can easily review this important information.

FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

     Investment Strategies and Principal Risks .........................   3

     Performance Information and Expenses ..............................   4

     The Fund's Other Investments ......................................   5

     Investment Adviser ................................................   5

     Purchasing and Selling Fund Shares ................................   6

     Dividends and Distributions .......................................   8

     Taxes .............................................................   8

     Financial Highlights ..............................................   9

     How to Obtain More Information About the AIG Money Market Fund ....  10

                                                           AIG MONEY MARKET FUND

FUND SUMMARY

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE            Preserve principal value and maintain a high
                                degree of liquidity while providing current
                                income. It is also a fundamental policy of the
                                Fund to maintain a stable share price of $1.
                                There is no assurance that the Fund will achieve
                                its investment objective or that it will
                                be able to maintain a constant share price of $1
                                on a continuous basis.
--------------------------------------------------------------------------------
INVESTMENT FOCUS                Money market instruments.
--------------------------------------------------------------------------------
RISK LEVEL                      Conservative.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY   Investing in a broad range of short-term, high
                                quality U.S. dollar denominated debt securities.
--------------------------------------------------------------------------------
INVESTOR PROFILE                Conservative investors who want to receive
                                current income through a liquid investment.
--------------------------------------------------------------------------------


INVESTMENT STRATEGY OF THE AIG MONEY MARKET FUND
--------------------------------------------------------------------------------


The Fund invests in a broad range of high quality, short-term U.S. dollar denominated money market instruments, such as obligations of the U.S. Treasury, agencies and instrumentalities of the U.S. government, domestic and foreign banks, domestic and foreign corporate issuers, supranational entities, and foreign governments, as well as in repurchase agreements. The Fund's portfolio is comprised only of short-term debt securities that are rated in the highest category by nationally recognized ratings organizations or securities that the Adviser determines are of equal quality. The Fund may concentrate its investments (invest more than 25% of its assets) in obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks that are subject to a similar level of regulation. The Fund will maintain an average weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days or less.



     PRINCIPAL RISKS OF INVESTING IN
     THE AIG MONEY MARKET FUND

     AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO KEEP A CONSTANT PRICE PER SHARE OF $1.00, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

     THE FUND'S INVESTMENTS ARE SUBJECT TO FLUCTUATIONS IN THE CURRENT INTEREST RATES FOR SHORT-TERM OBLIGATIONS. ACCORDINGLY, AN INVESTMENT IN THE FUND IS SUBJECT TO INCOME RISK, WHICH IS THE POSSIBILITY THAT THE FUND'S YIELD WILL DECLINE DUE TO FALLING INTEREST RATES.

     AN INVESTMENT IN THE FUND IS ALSO SUBJECT, TO A LIMITED EXTENT, TO CREDIT RISK, WHICH IS THE POSSIBILITY THAT THE ISSUER OF A SECURITY OWNED BY THE FUND WILL BE UNABLE TO REPAY INTEREST AND PRINCIPAL IN A TIMELY MANNER. AIG CAPITAL MANAGEMENT CORP., THE FUND'S INVESTMENT ADVISER (ADVISER), ATTEMPTS TO LESSEN THIS RISK THROUGH A CONSERVATIVE INVESTMENT POLICY FOR THE FUND, WHICH INCLUDES DIVERSIFICATION (SPREADING FUND INVESTMENTS ACROSS A BROAD NUMBER OF ISSUERS), AND INVESTING IN OBLIGATIONS OF HIGH CREDIT QUALITY ISSUERS.

AIG MONEY MARKET FUND

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and the performance table below illustrate the risks and volatility of an investment in Class A Shares of the Fund by showing changes in the Fund's performance from year to year and comparing this performance to an average. Of course, past performance does not necessarily indicate future performance.

This bar chart shows changes in the annual performance of the Fund's Class A Shares:*


  [LINE GRAPH OMITTED, PLOT POINTS FOLLOWS]

  1995        5.73%
  1996        5.21%
  1997        5.46%
  1998        5.41%
  1999        5.00%
  2000        6.31%
  2001        3.92%
  2002        1.59%

*THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A
CALENDAR YEAR.

Call 1-800-249-7445 for the Fund's most current 7-day yield.


            BEST QUARTER                 WORST QUARTER
            -------------               --------------
                1.62%                        0.34%
             (12/31/00)                   (12/31/02)


The following table compares the Fund's average annual total returns for the periods ending December 31, 2002 to those of the Lipper Institutional Money Market Funds (Lipper IMM) Average:



                                                                                                   SINCE
                                                                                                 INCEPTION
CLASS A SHARES                                            1 YEAR             5 YEARS             (12/1/94)
----------------------------------------------------------------------------------------------------------
AIG Money Market Fund                                      1.59%              4.43%                4.83%
Lipper Institutional
   Money Market Funds                                      1.49%              4.38%                4.82%*
*LIPPER IMM COMPARISON BEGINS ON 11/30/94.


  WHAT IS AN AVERAGE?
  AN AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH SIMILAR INVESTMENT GOALS. THE LIPPER INSTITUTIONAL MONEY MARKET FUNDS (LIPPER IMM) AVERAGE IS A COMPOSITE OF INSTITUTIONAL MONEY MARKET FUNDS THAT INVESTS IN HIGH QUALITY FINANCIAL INSTRUMENTS RATED IN TOP TWO GRADES WITH DOLLAR-WEIGHTED AVERAGE MATURITIES OF LESS THAN 90 DAYS. THE FUNDS INCLUDED IN THE LIPPER IMM AVERAGE REQUIRE HIGH MINIMUM INVESTMENTS AND HAVE LOWER TOTAL EXPENSE RATIOS RELATIVE TO OTHER MONEY MARKET FUNDS.



FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

The following table describes the fees and expense that you may pay if you buy and hold Class A Shares of the Fund:



ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)*
--------------------------------------------------------------------------------


                                             CLASS A SHARES
Investment Advisory Fees ........................     0.25%
Other Expenses ..................................     0.07%
                                                    -------
Total Annual Fund Operating Expenses ............     0.32%
                                                    -------

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser has voluntarily agreed to waive 0.10% of its advisory fees. If necessary, the Adviser will waive additional fees so that total operating expenses do not exceed 0.40%. The Adviser may discontinue all or part of this voluntary waiver at any time. With this fee waiver, the Fund's actual total operating expenses for the most recent fiscal year were as follows:

   AIG Money Market Fund -- Class A    0.22%


For more information about these fees, see "Investment Adviser."

EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing Class A Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate cost of investing $10,000 in Class A Shares of the Fund would be:


                           1 YEAR     3 YEARS    5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Class A Shares               $33       $103       $180         $406

                                                          AIG MONEY MARKET FUND

THE FUND'S OTHER INVESTMENTS
--------------------------------------------------------------------------------

In addition to the principal investments and strategies described in this prospectus, the Fund may also invest in other securities, use other strategies and engage in other investment practices within its stated investment objectives. These investments and strategies, as well as those described in the prospectus, are described in detail in the Fund's Statement of Additional Information. Of course, there is no guarantee that the Fund will achieve its investment goal.


INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Investment Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees of The Advisors' Inner Circle Fund supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


AIG Capital Management Corp. is a an indirect wholly-owned subsidiary of American International Group, Inc. (AIG) and is the Adviser to the Fund. For the fiscal year ended October 31, 2002, AIG Capital Management Corp. received advisory fees from the Fund as a percentage of average daily net assets (after waivers) of:

     AIG Money Market Fund      0.15%

AIG MONEY MARKET FUND

PURCHASING FUND SHARES
--------------------------------------------------------------------------------
Shares of the Fund may be purchased by check, wire transfer or through certain authorized dealers or other financial institutions authorized to sell Fund shares. For first time purchases, an application form must be completed and submitted to the Fund to establish an account.

     WHEN CAN YOU PURCHASE SHARES?

     SHARES MAY BE PURCHASED ONLY ON DAYS THAT THE NEW YORK STOCK EXCHANGE AND THE FEDERAL RESERVE ARE OPEN FOR BUSINESS (A BUSINESS DAY).





                                                     OPEN A NEW ACCOUNT                  ADD TO AN EXISTING ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
  MINIMUM INVESTMENT                                 $10,000,000                         None
---------------------------------------------------------------------------------------------------------------------------
  BY MAIL                                            Complete and sign the               Mail check with an Invest-By-Mail
                                                     application form.                   form detached from account
                                                                                         statement.

  Mail to:                                           Check should be payable to:         Check should be payable to:
  AIG Money Market Fund                              AIG Money Market Fund - Class A.    AIG Money Market Fund - Class A.
  P.O. Box 219009                                    Reference account name              Reference the account name
  Kansas City, Missouri 64121-9009                   and number.                         and number.

                                                     All purchases must be in U.S.       All purchases must be in U.S.
                                                     dollars, and checks must be drawn   dollars, and checks must be drawn
                                                     on U.S. banks.                      on U.S. banks.
---------------------------------------------------------------------------------------------------------------------------

  BY WIRE                                            Please call client services at      Please call client services at
                                                     1-800-845-3885 to arrange the       1-800-845-3885 to arrange the
                                                     wire transfer.                      wire transfer.

  Wire to:
  United Missouri Bank, N.A.                         The shareholder's name and          The shareholder's name and
  ABA# 10-10-00695                                   account number must be              account number must be
  For a/c no. 9870600404                             specified in the wire.              specified in the wire.
  Credit AIG Money Market Fund
---------------------------------------------------------------------------------------------------------------------------





For a purchase order to be eligible to receive dividends on the day of purchase, the order must be received before 1:00 p.m., Eastern Time and federal funds (readily available funds) must be received before 3:00 p.m., Eastern Time.

Checks received by the Fund will be credited to the investor's account upon conversion of the proceeds in federal funds (readily available funds). The Fund cannot accept third-party checks, credit cards, credit card checks, cash or money orders.

The Fund reserves the right to reject an account application or a purchase order if it is not in the best interest of the Fund or its shareholders, and may accept, at its discretion, amounts smaller than the stated minimum investment amount.

                                                           AIG MONEY MARKET FUND


HOW WE CALCULATE NAV

The Fund calculates its Net Asset Value (NAV) per share once each Business day at 2:00 p.m., Eastern Time. The Fund generally calculates NAV using the amortized cost method of valuation, which is described in detail in the Fund's Statement of Additional Information. If it is determined that this method is unreliable during certain market conditions or for other reasons, fair value prices for the Fund's securities may be determined in good faith using procedures approved by the Trust's Board of Trustees.


     TELEPHONE TRANSACTIONS

     PURCHASING AND SELLING FUND SHARES OVER THE TELEPHONE IS EXTREMELY CONVENIENT, BUT NOT WITHOUT RISK. ALTHOUGH THE FUND HAS ESTABLISHED CERTAIN SAFEGUARDS AND PROCEDURES TO CONFIRM THE IDENTITY OF CALLERS AND THE AUTHENTICITY OF INSTRUCTIONS, THE FUND AND ITS AGENTS ARE NOT RESPONSIBLE FOR ANY LOSSES OR COSTS INCURRED BY FOLLOWING TELEPHONE INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE. IF YOU OR YOUR FINANCIAL INSTITUTION TRANSACT WITH THE FUND OVER THE TELEPHONE, YOU WILL GENERALLY BEAR THE RISK OF ANY LOSS.


     NET ASSET VALUE

     NAV FOR ONE FUND SHARE IS THE VALUE OF THAT SHARE'S PORTION OF ALL OF THE NET ASSETS IN THE FUND.


MINIMUM PURCHASES
--------------------------------------------------------------------------------

The minimum investment in Class A Shares is generally $10,000,000. An investor may also purchase Class A Shares in an amount below the minimum if the investor:

o makes an initial investment of $5,000,000 and intends to increase his or her account balance to $10,000,000 within 90 days;

o invests assets managed by a registered investment advisor that is owned by AIG;

o is AIG (or any company where AIG owns at least 19% of the stock);

o is C.V. Starr & Co., Inc. (including its subsidiaries and affiliates);

o is an AIG senior executive officer or their family members; or

o certain employee benefit plans sponsored by AIG.

The Fund may waive this minimum at its discretion.



SELLING FUND SHARES
--------------------------------------------------------------------------------

HOW TO SELL YOUR FUND SHARES

Fund shares may be sold (redeemed) on any Business day by contacting the Fund by mail or telephone.


Redemption orders received prior to 1:00 p.m., Eastern Time on any Business day will be effective that same day. Shares redeemed will not receive the dividends declared on that day. Redemption proceeds can be wire transferred to the shareholder's bank account or sent by check. There is a charge for wire transfers, currently $10.00, which may be waived by the Fund. Payments by check of redemption proceeds will be made as promptly as possible, and no later than seven days after the redemption order is received.


For shares recently purchased by check, redemption proceeds may not be available until the check has cleared, which may take up to 15 days from the date of purchase.

The purchase price per share will be the NAV next determined after receipt of the redemption request.

AIG MONEY MARKET FUND


REDEMPTIONS IN KIND

Redemption proceeds are generally paid in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) redemption proceeds may be paid in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that Fund shares would ever be redeemed in kind, shareholders would probably have to pay transaction costs to sell the securities distributed, as well as taxes on any capital gains from the sale as with any redemption.


INVOLUNTARY SALES OF SHARES

If an investor's account balance drops below $10,000,000 because of redemptions, he or she may be required to sell shares. At least 30 days' written notice will be given to allow sufficient time to add to the investor's account and avoid the sale of shares.


SUSPENSION OF RIGHT TO SELL SHARES

The Fund may suspend your right to sell your shares during times when trading on the New York Stock Exchange is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the Fund's Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends of substantially all of its net investment income (not including capital gains) every day and distributes this income each month. The Fund makes distributions of capital gains, if any, at least annually. Shareholders on a Fund's record date will be entitled to receive the distribution.

     THE "RECORD DATE"

     IF YOU OWN FUND SHARES ON A FUND'S RECORD DATE, YOU WILL BE ENTITLED TO RECEIVE THE DISTRIBUTION.

Dividends and distributions are paid in the form of additional Fund shares unless an election is made to receive payment in cash. To elect cash payment, a shareholder must notify the Fund in writing prior to the date of the distribution. The election will be effective for dividends and distributions paid after receipt of the written notice. The election can be canceled by simply sending written notice to the Fund.

TAXES
--------------------------------------------------------------------------------
INVESTORS SHOULD CONSULT A TAX ADVISOR REGARDING SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions investors receive may be subject to federal, state and local taxation, depending upon an investor's tax situation. The Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income rates. Capital gain distributions are generally taxable at the rates applicable to long-term capital gain, regardless of how long you have owned your shares. Distributions investors receive from the Fund may be taxable whether or not an investor reinvests them or takes them in cash.

Each sale of Fund shares may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares for longer.

MORE INFORMATION ABOUT TAXES IS IN THE FUND'S STATEMENT OF ADDITIONAL
INFORMATION.




     FUND DISTRIBUTIONS

     DISTRIBUTIONS YOU RECEIVE FROM A FUND MAY BE TAXABLE WHETHER OR NOT YOU REINVEST THEM.

                                                           AIG MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table that follows presents performance information about the Class A Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.



The information provided below for the fiscal year ended October 31, 2002 has been audited by KPMG LLP, independent auditors of the Fund. The information for prior periods has been audited by a predecessor independent accounting firm. The financial statements and the unqualified opinion of KPMGLLP are included in the annual report of the Fund, which is available upon request by calling the Fund at 1-800-249-7445.



     FINANCIAL HIGHLIGHTS

     STUDY THESE TABLES TO SEE HOW THE FUND PERFORMED SINCE IT BEGAN INVESTMENT OPERATIONS.



                                                                     AIG MONEY MARKET FUND - CLASS A SHARES
---------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED OCTOBER 31:                              2002            2001         2000         1999         1998
Net Asset Value, Beginning of Period ..................  $    1.00   $        1.00   $     1.00   $     1.00   $     1.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income .................................       0.02            0.05         0.06         0.05         0.05
Net Gains or Losses on Securities
    (both realized and unrealized) ....................         --              --           --           --           --
Total From Investment Operations ......................       0.02            0.05         0.06         0.05         0.05
LESS DISTRIBUTIONS
Dividends (from net investment income) ................      (0.02)          (0.05)       (0.06)       (0.05)       (0.05)
Distributions (from capital gains)                              --              --           --           --           --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions ...................................     (0.02)          (0.05)       (0.06)       (0.05)       (0.05)
Net Asset Value, End of Period ........................  $    1.00   $        1.00   $     1.00   $     1.00   $     1.00
TOTAL RETURN ..........................................       1.71%           4.70%        6.11%        4.94%        5.49%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000) .......................  $800,913      $1,367,925     $441,711     $548,019     $251,090
Ratio of Expenses to Average Net Assets ...............      0.22%          20.22%        0.25%        0.26%        0.26%
Ratio of Net Investment Income to Average Net Assets ..      1.72%          24.38%        5.92%        4.83%        5.37%
Ratio of Expenses to Average Net Assets
   (excluding waivers) ................................      0.32%          20.32%        0.35%        0.36%        0.36%
Ratio of Net Investment Income to Average
   Net Assets (excluding waivers) .....................      1.62%           4.28%        5.82%        4.73%        5.27%

AIG MONEY MARKET FUND

INVESTMENT ADVISER
--------------------------------------------------------------------------------

AIG Capital Management Corp.
70 Pine Street
New York, New York  10270

DISTRIBUTOR
--------------------------------------------------------------------------------
SEI Investments Distribution Co.
One Freedom Valley Road
Oaks, Pennsylvania  19456


SUB-DISTRIBUTOR
--------------------------------------------------------------------------------
AIG Equity Sales Corp.
70 Pine Street
New York, New York  10270

LEGAL COUNSEL
--------------------------------------------------------------------------------
Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
--------------------------------------------------------------------------------


The Fund's SAI, dated March 1, 2003, includes detailed information about The Advisors' Inner Circle Fund and the AIG Money Market Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.



ANNUAL AND SEMI-ANNUAL REPORTS
--------------------------------------------------------------------------------


These reports list the Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends also contain detailed financial information about the Fund.




TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:
--------------------------------------------------------------------------------

BY TELEPHONE: Call 1-800-249-7445


BY MAIL: Write to:
AIG Money Market Fund
P.O. Box 219009
Kansas City, Missouri  64121-9009



FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Advisors' Inner Circle Fund's Investment Company Act registration number is 811-06400.

[BLANK PAGE]

     FUND:
     The Advisors' Inner Circle Fund

     PORTFOLIO:
     AIG Money Market Fund

     ADVISER:
     AIGCapital Management Corp.

     DISTRIBUTOR:
     SEI Investments Distribution Co.

     SUB-DISTRIBUTOR:
     AIG Equity Sales Corp.


     ADMINISTRATOR:
     SEI Investments Global Funds Services


     LEGAL COUNSEL:
     Morgan, Lewis & Bockius LLP


     INDEPENDENT PUBLIC ACCOUNTANTS:
     KPMG LLP








     MARCH 1, 2003
     For Automated Fund Information call: 1-800-845-3885
     AIG-PS-001-0900



                                   PROSPECTUS



                                       AIG
                                MONEY MARKET FUND




                                     Class A



                                     [LOGO]


                                   Advised by
                          AIG CAPITAL MANAGEMENT CORP.

--------------------------------------------------------------------------------
                              AIG MONEY MARKET FUND
                 A PORTFOLIO OF THE ADVISORS' INNER CIRCLE FUND
--------------------------------------------------------------------------------




                                 CLASS B SHARES

                                   PROSPECTUS
                                  March 1, 2003













                               Investment Adviser:
                          AIG CAPITAL MANAGEMENT CORP.




   These securities have not been approved or disapproved by the Securities and
      Exchange Commission nor has the Commision passed upon the adequacy of this prospectus. Any representation to the contrary is a
                               criminal offense.

INTRODUCTION - AIG MONEY MARKET FUND - CLASS B SHARES

THE FUND
--------------------------------------------------------------------------------


The AIG Money Market Fund (Fund) is a money market mutual fund that offers investors a convenient and economical way to invest in a professionally managed diversified portfolio of short-term high quality securities. The Fund is a separate series of The Advisors' Inner Circle Fund, a Massachusetts business trust (Trust).

The Fund consists of two classes of shares: Class A and Class B.

This prospectus offers Class B Shares of the Fund and contains important information about the objectives, risks and policies of the Fund. Investors are advised to read this Prospectus and keep it for future reference. This prospectus has been arranged into different sections so that investors can easily review this important information.

FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

     Investment Strategies and Principal Risks ........................  3

     Performance Information and Expenses .............................  4

     The Fund's Other Investments .....................................  5

     Investment Adviser ...............................................  5

     Purchasing and Selling Fund Shares ...............................  6

     Distribution of Fund Shares ......................................  8

     Dividends and Distributions ......................................  8

     Taxes ............................................................  8

     Financial Highlights .............................................  9

     How to Obtain More Information About the AIG Money Market Fund ... 10

                                                           AIG MONEY MARKET FUND

FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE            Preserve principal value and maintain a high
                                degree of liquidity while providing current
                                income. It is also a fundamental policy of the
                                Fund to maintain a stable share price of $1.
                                There is no assurance that the Fund will achieve
                                its investment objective or that it will be able
                                to maintain a constant share price of $1 on a
                                continuous basis.
--------------------------------------------------------------------------------
INVESTMENT FOCUS                Money market instruments.
--------------------------------------------------------------------------------
RISK LEVEL                      Conservative.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY   Investing in a broad range of short-term, high
                                quality U.S. dollar denominated debt securities.
--------------------------------------------------------------------------------
INVESTOR PROFILE                Conservative investors who want to receive
                                current income through a liquid investment.
--------------------------------------------------------------------------------

INVESTMENT STRATEGY OF THE AIG MONEY MARKET FUND
--------------------------------------------------------------------------------

The Fund invests in a broad range of high quality, short-term U.S. dollar denominated money market instruments, such as obligations of the U.S. Treasury, agencies and instrumentalities of the U.S. government, domestic and foreign banks, domestic and foreign corporate issuers, supranational entities, and foreign governments, as well as in repurchase agreements. The Fund's portfolio is comprised only of short-term debt securities that are rated in the highest category by nationally recognized ratings organizations or securities that the Adviser determines are of equal quality. The Fund may concentrate its investments (invest more than 25% of its assets) in obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks that are subject to a similar level of regulation. The Fund will maintain an average weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days or less.


     PRINCIPAL RISKS OF INVESTING IN
     THE AIG MONEY MARKET FUND

     AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO KEEP A CONSTANT PRICE PER SHARE OF $1.00, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

     THE FUND'S INVESTMENTS ARE SUBJECT TO FLUCTUATIONS IN THE CURRENT INTEREST RATES FOR SHORT-TERM OBLIGATIONS. ACCORDINGLY, AN INVESTMENT IN THE FUND IS SUBJECT TO INCOME RISK, WHICH IS THE POSSIBILITY THAT THE FUND'S YIELD WILL DECLINE DUE TO FALLING INTEREST RATES.

     AN INVESTMENT IN THE FUND IS ALSO SUBJECT, TO A LIMITED EXTENT, TO CREDIT RISK, WHICH IS THE POSSIBILITY THAT THE ISSUER OF A SECURITY OWNED BY THE FUND WILL BE UNABLE TO REPAY INTEREST AND PRINCIPAL IN A TIMELY MANNER. AIG CAPITAL MANAGEMENT CORP., THE FUND'S INVESTMENT ADVISER (ADVISER), ATTEMPTS TO LESSEN THIS RISK THROUGH A CONSERVATIVE INVESTMENT POLICY FOR THE FUND, WHICH INCLUDES DIVERSIFICATION (SPREADING FUND INVESTMENTS ACROSS A BROAD NUMBER OF ISSUERS), AND INVESTING IN OBLIGATIONS OF HIGH CREDIT QUALITY ISSUERS.

AIG MONEY MARKET FUND

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and the performance table below illustrate the risks and volatility of an investment in Class B Shares of the Fund by showing changes in the Fund's performance from year to year and comparing this performance to an average. Of course, past performance does not necessarily indicate future performance.

This bar chart shows changes in the annual performance of the Fund's Class B Shares:*


 [LINE GRAPH OMITTED, PLOT POINTS FOLLOWS]

 1996         4.84%
 1997         5.09%
 1998         5.04%
 1999         4.63%
 2000         5.94%
 2001         3.56%
 2002         1.24%

*THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. Call 1-800-249-7445 for the Fund's most current 7-day yield.


            BEST QUARTER                      WORST QUARTER
            -------------                    --------------
                1.54%                             0.25%
             (12/31/00)                        (12/31/02)
The following table compares the Fund's average annual total returns for the periods ending December 31, 2002 to those of the Lipper Money Market Funds
Average:

                                                                SINCE
                                                              INCEPTION
CLASS B SHARES                 1 YEAR         5 YEARS         (2/16/95)
--------------------------------------------------------------------------------
AIG Money Market Fund           1.24%           4.07%            4.44%
Lipper Money Market
   Funds Average                1.00%           3.90%            4.37%*
* LIPPER MONEY MARKET FUNDS AVERAGE COMPARISON BEGINS ON 2/28/95.



  WHAT IS AN AVERAGE?
  AN AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH SIMILAR INVESTMENT GOALS. THE LIPPER MONEY MARKET FUNDS AVERAGE IS A COMPOSITE OF MONEY MARKET FUNDS THAT INVESTS IN HIGH QUALITY FINANCIAL INSTRUMENTS RATED IN TOP TWO GRADES WITH DOLLAR-WEIGHTED AVERAGE MATURITIES OF LESS THAN 90 DAYS.




FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

The following table describes the fees and expense that you may pay if you buy and hold Class B Shares of the Fund:


ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)*
--------------------------------------------------------------------------------


                                   CLASS B SHARES
Investment Advisory Fees ................   0.25%
12b-1 Fees ..............................   0.35%
Other Expenses ..........................   0.07%
                                            -----
Total Annual Fund Operating Expenses ....   0.67%
                                            -----

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser has voluntarily agreed to waive 0.10% of its advisory fees. If necessary, the Adviser will waive additional fees so that total operating expenses do not exceed 0.75%. The Adviser may discontinue all or part of this voluntary waiver at any time. With this fee waiver, the Fund's actual total operating expenses for the most recent fiscal year were as follows:

   AIG Money Market Fund -- Class B   0.57%


For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing Class B Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate cost of investing $10,000 in Class B Shares of the Fund would be:


                     1 YEAR     3 YEARS     5 YEARS      10 YEARS
-------------------------------------------------------------------
Class B Shares         $68       $214        $373          $835

                                                           AIG MONEY MARKET FUND

THE FUND'S OTHER INVESTMENTS
--------------------------------------------------------------------------------
In addition to the principal investments and strategies described in this prospectus, the Fund may also invest in other securities, use other strategies and engage in other investment practices within its stated investment objectives. These investments and strategies, as well as those described in the prospectus, are described in detail in the Fund's Statement of Additional Information. Of course, there is no guarantee that the Fund will achieve its investment goal.


INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Investment Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees of The Advisors' Inner Circle Fund supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


AIG Capital Management Corp. is a an indirect wholly-owned subsidiary of American International Group, Inc. (AIG) and is the Adviser to the Fund. For the fiscal year ended October 31, 2002, AIG Capital Management Corp. received advisory fees from the Fund as a percentage of average daily net assets (after waivers) of:

     AIG Money Market Fund      0.15%

AIG MONEYMARKET FUND

PURCHASING FUND SHARES
--------------------------------------------------------------------------------
Shares of the Fund may be purchased by check, wire transfer or through certain authorized dealers or other financial institutions authorized to sell Fund shares. For first time purchases, an application form must be completed and submitted to the Fund to establish an account.

     WHEN CAN YOU PURCHASE SHARES?

     SHARES MAY BE PURCHASED ONLY ON DAYS THAT THE NEW YORK STOCK EXCHANGE AND THE FEDERAL RESERVE ARE OPEN FOR BUSINESS (A BUSINESS DAY).



                                             OPEN A NEW ACCOUNT                         ADD TO AN EXISTING ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
  MINIMUM INVESTMENT                         $25,000                                    None
------------------------------------------------------------------------------------------------------------------------------
  BY MAIL                                    Complete and sign the application          Mail check with an Invest-By-Mail
                                             form.                                      form detached from account
                                                                                        statement.

  Mail to:                                   Check should be payable to:                Check should be payable to:
  AIG Money Market Fund                      AIG Money Market Fund - Class B.           AIG Money Market Fund - Class B.
  P.O. Box 219009                            Reference account name                     Reference the account name
  Kansas City, Missouri 64121-9009           and number.                                and number.

                                             All purchases must be in U.S.              All purchases must be in U.S.
                                             dollars, and checks must be drawn          dollars, and checks must be drawn
                                             on U.S. banks.                             on U.S. banks.
------------------------------------------------------------------------------------------------------------------------------
  BY WIRE                                    Please call client services at             Please call client services at
                                             1-800-845-3885 to arrange the              1-800-845-3885 to arrange the
                                             wire transfer.                             wire transfer.

  Wire to:
  United Missouri Bank, N.A.                 The shareholder's name and                 The shareholder's name and
  ABA# 10-10-00695                           account number must be                     account number must be
  For a/c no. 9870600404                     specified in the wire.                     specified in the wire.
  Credit AIG Money Market Fund
------------------------------------------------------------------------------------------------------------------------------




For a purchase order to be eligible to receive dividends on the day of purchase, the order must be received before 1:00 p.m., Eastern Time and federal funds (readily available funds) must be received before 3:00 p.m., Eastern Time.

Checks received by the Fund will be credited to the investor's account upon conversion of the proceeds in federal funds (readily available funds). The Fund cannot accept third-party checks, credit cards, credit card checks, cash or money orders.

The Fund reserves the right to reject an account application or a purchase order if it is not in the best interest of the Fund or its shareholders, and may accept, at its discretion, amounts smaller than the stated minimum investment amount.

                                                           AIG MONEY MARKET FUND

HOW WE CALCULATE NAV
--------------------------------------------------------------------------------

The Fund calculates its Net Asset Value (NAV) per share once each Business day at 2:00 p.m., Eastern Time. The Fund generally calculates NAV using the amortized cost method of valuation, which is described in detail in the Fund's Statement of Additional Information. If it is determined that this method is unreliable during certain market conditions or for other reasons, fair value prices for the Fund's securities may be determined in good faith using procedures approved by the Trust's Board of Trustees.

     NET ASSET VALUE

     NAV FOR ONE FUND SHARE IS THE VALUE OF THAT SHARE'S PORTION OF ALL OF THE NET ASSETS IN THE FUND.

MINIMUM PURCHASES
--------------------------------------------------------------------------------
The minimum investment in Class B Shares is generally $25,000. The Fund may waive this minimum at its discretion.


     TELEPHONE TRANSACTIONS

     PURCHASING AND SELLING FUND SHARES OVER THE TELEPHONE IS EXTREMELY CONVENIENT, BUT NOT WITHOUT RISK. ALTHOUGH THE FUND HAS ESTABLISHED CERTAIN SAFEGUARDS AND PROCEDURES TO CONFIRM THE IDENTITY OF CALLERS AND THE AUTHENTICITY OF INSTRUCTIONS, THE FUND AND ITS AGENTS ARE NOT RESPONSIBLE FOR ANY LOSSES OR COSTS INCURRED BY FOLLOWING TELEPHONE INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE. IF YOU OR YOUR FINANCIAL INSTITUTION TRANSACT WITH THE FUND OVER THE TELEPHONE, YOU WILL GENERALLY BEAR THE RISK OF ANY LOSS.



SELLING FUND SHARES
--------------------------------------------------------------------------------

HOW TO SELL YOUR FUND SHARES

Fund shares may be sold (redeemed) on any Business day by contacting the Fund by mail or telephone.


Redemption orders received prior to 1:00 p.m., Eastern Time on any Business day will be effective that same day. Shares redeemed will not receive the dividends declared on that day. Redemption proceeds can be wire transferred to the shareholder's bank account or sent by check. There is a charge for wire transfers, currently $10.00, which may be waived by the Fund. Payments by check of redemption proceeds will be made as promptly as possible, and no later than seven days after the redemption order is received.


For shares recently purchased by check, redemption proceeds may not be available until the check has cleared, which may take up to 15 days from the date of purchase.

The purchase price per share will be the NAV next determined after receipt of the redemption request.


REDEMPTIONS IN KIND

Redemption proceeds are generally paid in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) redemption proceeds may be paid in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that Fund shares would ever be redeemed in kind, shareholders would probably have to pay transaction costs to sell the securities distributed, as well as taxes on any capital gains from the sale as with any redemption.


INVOLUNTARY SALES OF SHARES

If an investor's account balance drops below $25,000 because of redemptions, he or she may be required to sell shares. At least 30 days' written notice will be given to allow sufficient time to add to the investor's account and avoid the sale of shares.

AIG MONEY MARKET FUND

SUSPENSION OF RIGHT TO SELL SHARES

The Fund may suspend your right to sell your shares during times when trading on the New York Stock Exchange is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the Fund's Statement of Additional Information.


DISTRIBUTION OF FUND SHARES
--------------------------------------------------------------------------------

The Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its Class B Shares, and for services provided to Class B shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of investment and may cost investors more than paying other types of sales charges.

Distribution fees, as a percentage of average daily net assets, are 0.35% for Class B Shares.

The Distributor or any Sub-Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor or Sub-Distributor from any source available to it.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends of substantially all of its net investment income (not including capital gains) every day and distributes this income each month. The Fund makes distributions of capital gains, if any, at least annually. Shareholders on a Fund's record date will be entitled to receive the distribution.

Dividends and distributions are paid in the form of additional Fund shares unless an election is made to receive payment in cash. To elect cash payment, a shareholder must notify the Fund in writing prior to the date of the distribution. The election will be effective for dividends and distributions paid after receipt of the written notice. The election can be canceled by simply sending written notice to the Fund.


TAXES
--------------------------------------------------------------------------------

INVESTORS SHOULD CONSULT A TAX ADVISOR REGARDING SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions investors receive may be subject to federal, state and local taxation, depending upon an investor's tax situation. The Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income rates. Capital gain distributions are generally taxable at the rates applicable to long-term capital gain, regardless of how long you have owned your shares. Distributions investors receive from the Fund may be taxable whether or not an investor reinvests them or takes them in cash.

Each sale of Fund shares may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares for longer.

MORE INFORMATION ABOUT TAXES IS IN THE FUND'S STATEMENT OF ADDITIONAL
INFORMATION.


     THE "RECORD DATE"

     IF YOU OWN FUND SHARES ON A FUND'S RECORD DATE, YOU WILL BE ENTITLED TO RECEIVE THE DISTRIBUTION.



     FUND DISTRIBUTIONS

     DISTRIBUTIONS YOU RECEIVE FROM A FUND MAY BE TAXABLE WHETHER OR NOT YOU REINVEST THEM.

                                                           AIG MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table that follows presents performance information about the Class B Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.



The information provided below for the fiscal year ended October 31, 2002 has been audited by KPMG LLP, independent auditors of the Fund. The information for prior periods has been audited by a predecessor independent accounting firm. The financial statements and the unqualified opinion of KPMGLLP are included in the annual report of the Fund, which is available upon request by calling the Fund at 1-800-249-7445.




     FINANCIAL HIGHLIGHTS

     STUDY THESE TABLES TO SEE HOW THE FUND PERFORMED SINCE IT BEGAN INVESTMENT OPERATIONS.




                                                                                     AIG MONEY MARKET FUND - CLASS B SHARES
---------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED OCTOBER 31:...................................     2002      2001        2000        1999        1998
Net Asset Value, Beginning of Period...............................$    1.00  $   1.00  $     1.00  $     1.00  $     1.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..............................................     0.01      0.04        0.06        0.05        0.05
Net Gains or Losses on Securities (both realized and unrealized)...       --        --          --          --          --
Total From Investment Operations...................................     0.01      0.04        0.06        0.05        0.05
LESS DISTRIBUTIONS
Dividends (from net investment income).............................    (0.01)    (0.04)      (0.06)      (0.05)      (0.05)
Distributions (from capital gains).................................       --        --          --          --          --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions................................................    (0.01)    (0.04)      (0.06)      (0.05)      (0.05)
Net Asset Value, End of Period.....................................$    1.00  $   1.00  $     1.00  $     1.00  $     1.00
TOTAL RETURN.......................................................     1.36%     4.34%       5.74%       4.58%       5.12%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)....................................$146,0762  $153,852     $89,397    $103,570    $155,078
Ratio of Expenses to Average Net Assets............................     0.57%     0.57%       0.60%       0.61%       0.62%
Ratio of Net Investment Income to Average Net Assets...............     1.35%     4.18%       5.53%       4.46%       5.00%
Ratio of Expenses to Average Net Assets
   (excluding waivers).............................................     0.67%     0.67%       0.70%       0.71%       0.72%
Ratio of Net Investment Income to Average
   Net Assets (excluding waivers)..................................     1.25%     4.08%       5.43%       4.36%       4.90%

AIG MONEY MARKET FUND

INVESTMENT ADVISER
--------------------------------------------------------------------------------

AIG Capital Management Corp.
70 Pine Street
New York, New York  10270

DISTRIBUTOR
--------------------------------------------------------------------------------
SEI Investments Distribution Co.
One Freedom Valley Road
Oaks, Pennsylvania  19456


 SUB-DISTRIBUTOR
--------------------------------------------------------------------------------
AIG Equity Sales Corp.
70 Pine Street
New York, New York  10270

LEGAL COUNSEL
--------------------------------------------------------------------------------
Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
--------------------------------------------------------------------------------


The Fund's SAI, dated March 1, 2003, includes detailed information about The Advisors' Inner Circle Fund and the AIG Money Market Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.



ANNUAL AND SEMI-ANNUAL REPORTS
--------------------------------------------------------------------------------


These reports list the Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends also contain detailed financial information about the Fund.



TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:
--------------------------------------------------------------------------------

BY TELEPHONE: Call 1-800-249-7445


BY MAIL: Write to:
AIG Money Market Fund
P.O. Box 219009
Kansas City, Missouri  64121-9009



FROM THE SEC: You can also obtain the SAI, the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Advisors' Inner Circle Fund's Investment Company Act registration number is 811-06400.

[BLANK PAGE]

     FUND:
     The Advisors' Inner Circle Fund

     PORTFOLIO:
     AIG Money Market Fund

     ADVISER:
     AIGCapital Management Corp.

     DISTRIBUTOR:
     SEI Investments Distribution Co.

     SUB-DISTRIBUTOR:
     AIG Equity Sales Corp.


     ADMINISTRATOR:
     SEI Investments Global Funds Services


     LEGAL COUNSEL:
     Morgan, Lewis & Bockius LLP


     INDEPENDENT PUBLIC ACCOUNTANTS:
     KPMG LLP








     MARCH 1, 2003
     For Automated Fund Information call: 1-800-845-3885
     AIG-PS-002-1000




                                   PROSPECTUS



                                       AIG
                                MONEY MARKET FUND




                                     Class B


                                     [LOGO]






                                   Advised by
                          AIG CAPITAL MANAGEMENT CORP.

THE ADVISORS'
INNER CIRCLE FUND


COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND
INSTITUTIONAL CLASS SHARES PROSPECTUS
MARCH 1, 2003

[logo omitted]

COMMERCE
CAPITAL
MARKETS

INVESTMENT ADVISER:
COMMERCE CAPITAL MARKETS, INC.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ABOUT THIS PROSPECTUS

The Commerce Capital Government Money Market Fund (Fund) is a separate series of The Advisors' Inner Circle Fund (Trust), a mutual fund family that offers different classes of shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about Institutional (I) Class Shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND.............................    1
MORE INFORMATION ABOUT RISK...............................................    4
MORE INFORMATION ABOUT FUND INVESTMENTS...................................    4
INVESTMENT ADVISER........................................................    4
PURCHASING AND SELLING FUND SHARES........................................    5
DIVIDENDS AND DISTRIBUTIONS...............................................    9
TAXES.....................................................................    9
HOW TO OBTAIN MORE INFORMATION ABOUT
  THE COMMERCE CAPITAL MARKETS FUNDS................................ BACK COVER

COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND

FUND SUMMARY
--------------------------------------------------------------------------------

     INVESTMENT GOAL
     High current income to the extent consistent with the preservation of capital and the maintenance of liquidity


     INVESTMENT FOCUS
     U.S. Treasury and U.S. government agency securities, and repurchase agreements involving these securities


     PRINCIPAL INVESTMENT STRATEGY
     Attempt to increase income without adding undue risk by analyzing yields


     INVESTOR PROFILE
     Conservative investors seeking current income through a liquid investment


INVESTMENT STRATEGY
--------------------------------------------------------------------------------

     The Commerce Capital Government Money Market Fund invests exclusively in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government, repurchase agreements involving these securities, and shares of registered money market funds that invest in the foregoing. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk by analyzing yields. The Adviser actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and the Adviser's outlook on the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.


PRINCIPAL RISKS OF INVESTING
--------------------------------------------------------------------------------

     An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED

     BY THE FDIC OR ANY GOVERNMENT AGENCY. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

     Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

     FIXED INCOME RISK -- The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     The Fund commenced operations on September 9, 2002, and, therefore, does not have a full calendar year of performance.


FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

     THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD I CLASS SHARES OF THE FUND.

     ANNUAL FUND OPERATING EXPENSES
     (EXPENSES DEDUCTED FROM FUND ASSETS)



                                                                I CLASS SHARES
--------------------------------------------------------------------------------
      Investment Advisory Fees                                       0.50%
--------------------------------------------------------------------------------
      Other Expenses                                                 0.25%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                           0.75%*


     * The Fund's total actual operating expenses for the most recent fiscal period were less than the amount shown above because the Adviser voluntarily agreed to waive a portion of its fees in order to keep total operating expenses at a specified level. This fee waiver remains in place as of the date of this prospectus, but the Adviser may discontinue all or part of this waiver at any time. With this fee waiver, the Fund's actual total operating expenses were as follows:


                 Commerce Capital Government Money Market Fund      0.50%

     For more information about these fees, see "Investment Adviser."

     EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

     The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year                         3 Years
--------------------------------------------------------------------------------
                           $77                           $240

MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------

     The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

     The Fund has its own investment objective and strategies. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its objective. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its objective. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.


MORE INFORMATION ABOUT FUND INVESTMENTS
--------------------------------------------------------------------------------

     In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information. Of course, we cannot guarantee that the Fund will achieve its investment goal.


INVESTMENT ADVISER
--------------------------------------------------------------------------------

     The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

     The Board of Trustees of the Fund supervises the adviser and establishes policies that the adviser must follow in its management activities.


     Commerce Capital Markets, Inc. (Adviser), a wholly owned non-banking subsidiary of Commerce Bank, N.A., serves as the adviser to the Fund. The Adviser was formed in 1981 and is a professional investment management firm registered with the SEC. As of December 31, 2002, the Adviser had approximately $138 million in assets under management. The Adviser is entitled to receive an annual fee of 0.50% as a percentage of the Fund's average daily net assets for its investment advisory services, but may receive less due to its voluntary fee waiver.

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

     This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.


HOW TO PURCHASE FUND SHARES
--------------------------------------------------------------------------------

     You may buy shares through accounts with investment professionals and financial institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.


HOW TO INVEST IN THE FUND
--------------------------------------------------------------------------------


     Shares of the Fund may be purchased by check, ACH or wire transfer. All investments must be in U.S. dollars.

         CHECKS: Checks must be drawn on U.S. financial institutions and made payable to "Commerce Capital Government Money Market Fund." The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by credit card check.


         ACH TRANSFERS: Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.

         WIRES: Instruct your financial institution to make a Federal Funds wire payment to Forum Shareholder Services, LLC for further credit to the Commerce Capital Government Money Market Fund. Your financial institution may charge you a fee for this service.

     CANCELED OR FAILED PAYMENTS. The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payments for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

     WRITE TO:
     Forum Shareholder Services, LLC
     Attn: Commerce Capital Funds
     P.O. Box 446 Portland, ME 04112

     WIRE INSTRUCTIONS:
     Deutsche Bank Trust Company Americas
     New York, New York
     ABA# 021001033
     For Credit To:
     Forum Shareholder Services, LLC
     Account #014-65-547
     Commerce Capital Government Money Market Fund
     (Account Registration)
     (Account Number)

     TO PURCHASE OR SELL FUND SHARES BY TELEPHONE:
     Call 1-866-733-4544


GENERAL INFORMATION
--------------------------------------------------------------------------------

     You may purchase shares on any day that the New York Stock Exchange and the Federal Reserve are open for business (a Business Day).

     The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individuals or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

     The price per share (the offering price) will be the next net asset value per share (NAV) next determined after the Fund receives your purchase order.


HOW THE FUND CALCULATES NAV

     The Fund calculates its NAV once each Business Day at 1:00 p.m., Eastern Time. So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order and federal funds (readily available funds) before 1:00 p.m., Eastern Time.

     NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

     In calculating NAV, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.


MINIMUM PURCHASES
--------------------------------------------------------------------------------

     To purchase shares for the first time, you must invest at least $1,000 in the Fund. Your subsequent investments in the Fund must be made in amounts of at least $100. The Fund may accept investments of smaller amounts at its discretion.


HOW TO SELL YOUR FUND SHARES
--------------------------------------------------------------------------------

     You may sell (sometimes called "redeem") your shares on any Business Day by contacting the Transfer Agent or your financial institution. The Transfer Agent or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

     If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

     The sale price of each share will be the next NAV determined after the Fund receives your request.

     WIRE REDEMPTION PRIVILEGES: You may redeem your shares by wire: unless you declined wire redemption privileges on your account application. The minimum amount you may redeem by wire is $100.

     SIGNATURE GUARANTEE REQUIREMENTS: To protect you and the Fund against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. We will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

     o Written requests to redeem $100,000 or more

     o Changes to a shareholder's record name

     o Redemptions from an account for which the address or account registration has changed within the last 30 days

     o Sending redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record

     o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

     o Adding or changing: ACH transfer or wire instructions; telephone redemption or exchange options; or any other election in connection with your account

RECEIVING YOUR MONEY
--------------------------------------------------------------------------------

     Normally, the Fund will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND
--------------------------------------------------------------------------------

     The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALE OF YOUR SHARES
--------------------------------------------------------------------------------

     If your account balance drops below $1,000 you may be required to sell your shares. But, the Fund will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES
--------------------------------------------------------------------------------

     The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------

     Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     The Fund declares dividends daily and distributes its net investment income monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

     Shareholders automatically receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES
--------------------------------------------------------------------------------

     PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

     The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Each Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in a Fund. Because the Fund expects to maintain a $1.00 net asset value, you should not expect to realize any gain or loss on the sale of your Fund shares. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

     Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer.

     The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

     More information about taxes is in the Statement of Additional Information.

  FINANCIAL HIGHLIGHTS


     The table that follows presents performance information about Institutional Class Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided for the period ended October 31, 2002, has been audited by KPMG LLP, independent auditors of the Fund. The financial statements and the unqualified opinion of KPMG LLP are included in the annual report of the Fund, which is available upon request by calling 1-866-733-4544.

COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND(1)
--------------------------------------------------------------------------------
     Period Ended October 31,                                        2002
--------------------------------------------------------------------------------
     Net Asset Value Beginning of Period                          $   1.00
     Net Investment Income                                            0.00(2)
     Distributions from Net Investment Income
     Net Asset Value End of Period                                   $1.00
     Total Return+                                                    0.18%
     Net Assets End of Period (000)                               $154,167
     Ratio of Expenses to Average Net Assets                          0.50%
     Ratio of Net Investment Loss to Average Net Assets               1.24%
     Ratio of Expenses to Average Net Assets
       (Excluding Waivers and Reimbursements)                         0.75%
     Ratio of Net Investment Loss to Average Net Assets
       (Excluding Waivers and Reimbursements)                         0.99%


     + Return is for the period indicated and has not been annualized. The return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.

   (1) The Commerce Capital Government Money Market Fund commenced operations on September 9, 2002. All ratios for the period have been annualized.

   (2) Amount is less than $0.01 per share.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                         THE ADVISORS' INNER CIRCLE FUND

INVESTMENT ADVISER
Commerce Capital Markets, Inc.
One Commerce Square
2005 Market Street, Suite 200
Philadelphia, PA 19103

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated March 1, 2003, includes detailed information about The Advisors' Inner Circle Fund and the Commerce Capital Government Money Market Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list the Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:
BY TELEPHONE: Call 1-866-733-4544
BY MAIL: Write to
Commerce Capital Funds
P.O. Box 446
Portland, ME 04112

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV. The Advisors' Inner Circle Fund's Investment Company Act registration number is 811-06400.

 THE COOKE & BIELER FUNDS                        The Advisors' Inner Circle Fund
--------------------------------------------------------------------------------

 Prospectus                                                        March 1, 2003

 INVESTMENT ADVISER:
 COOKE & BIELER


C&B Large Cap Value Portfolio
C&B Tax-Managed Value Portfolio
C&B Mid Cap Value Portfolio

                 The Securities and Exchange Commission has not
             approved or disapproved these securities or passed upon
                  the adequacy or accuracy of this prospectus.
                     Any representation to the contrary is a
                               criminal offense.

TABLE OF CONTENTS


RISK/RETURN INFORMATION COMMON TO THE PORTFOLIOS............................. 1

      WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES COMMON TO EACH PORTFOLIO?. 1
      WHAT ARE THE PRINCIPAL RISKS COMMON TO EACH PORTFOLIO?................. 2

C&B LARGE CAP VALUE PORTFOLIO................................................ 2

      WHAT ARE THE PORTFOLIO'S OBJECTIVES?................................... 2
      WHAT ARE THE PORTFOLIO'S PRINCIPAL INVESTMENT STRATEGIES?.............. 2
      HOW HAS THE PORTFOLIO PERFORMED?....................................... 3
      WHAT ARE THE PORTFOLIO'S FEES AND EXPENSES?............................ 4


 C&B TAX-MANAGED VALUE PORTFOLIO............................................. 5


      WHAT ARE THE PORTFOLIO'S OBJECTIVES?................................... 5
      WHAT ARE THE PORTFOLIO'S PRINCIPAL INVESTMENT STRATEGIES?.............. 5
      HOW HAS THE PORTFOLIO PERFORMED?....................................... 6
      WHAT ARE THE PORTFOLIO'S FEES AND EXPENSES?............................ 7

 C&B MID CAP VALUE PORTFOLIO................................................. 8

      WHAT ARE THE PORTFOLIO'S OBJECTIVES?................................... 8
      WHAT ARE THE PORTFOLIO'S PRINCIPAL INVESTMENT STRATEGIES?.............. 8
      WHAT ARE THE PRINCIPAL RISKS SPECIFIC TO THE PORTFOLIO?................ 8
      HOW HAS THE PORTFOLIO PERFORMED?....................................... 9
      WHAT ARE THE PORTFOLIO'S FEES AND EXPENSES?............................10

 INVESTING WITH THE COOKE & BIELER FUNDS.....................................11

      BUYING SHARES..........................................................11
      REDEEMING SHARES.......................................................12
      EXCHANGING SHARES......................................................13
      TRANSACTION POLICIES...................................................13
      ACCOUNT POLICIES.......................................................16

 PORTFOLIO DETAILS...........................................................18

      OTHER INVESTMENT PRACTICES AND STRATEGIES..............................18
      INVESTMENT MANAGEMENT..................................................19
      SHAREHOLDER SERVICING ARRANGEMENTS.....................................19

 FINANCIAL HIGHLIGHTS........................................................20

      C&B LARGE CAP VALUE PORTFOLIO..........................................20
      C&B TAX-MANAGED VALUE PORTFOLIO........................................21
      C&B MID CAP VALUE PORTFOLIO............................................22

RISK/RETURN INFORMATION COMMON TO THE PORTFOLIOS


WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES COMMON TO EACH PORTFOLIO?
--------------------------------------------------------------------------------

     Each portfolio invests primarily in companies that the adviser believes are undervalued and possess strong financial positions. The adviser selects equity securities for a portfolio based on its analysis of a company's financial characteristics, an assessment of the quality of a company's management, and the implementation of valuation discipline. The adviser determines which companies are acceptable for investment by screening criteria such as:

     o   High return on equity.

     o   Strong balance sheets.

     o   Industry leadership position.

     o An ability to generate excess cash flow, and opportunities to reinvest that cash at attractive rates of return.

     o   Excellent fixed cost coverage ratios.

     o A dividend and/or share repurchase policy that is beneficial to investors.

     The adviser further narrows the universe of acceptable investments by undertaking intensive research, including interviews with the company's top management, customers and suppliers.

     The adviser bases a common stock's value on its future stream of anticipated cash flows. Using a cash flow analysis, the adviser determines those stocks with the most attractive return potential from this universe.

     The adviser believes that the companies that survive its rigorous evaluation process are undervalued, financially strong companies that may be less volatile than the stock market in difficult economic environments. Generally, the adviser prefers to hold a smaller number of securities in the each portfolio, E.G., stocks of 30 to 50 companies. In this manner, the adviser seeks to provide adequate diversification while allowing the composition of each portfolio and performance to behave differently than the overall market. Adherence to this philosophy has resulted in a pattern of results quite different from that of the market. The adviser believes that its assessment of business quality and emphasis on valuation will protect a portfolio's assets in down markets, while its insistence on financial strength, leadership position and strong cash flow will produce competitive results in all but the most speculative markets. Over the long term, the adviser believes these factors should result in superior returns with reduced risk.

     The adviser regularly reviews the investments of each portfolio. Each portfolio sells securities when the adviser believes:

     o They are no longer attractive because of price appreciation.

     o The fundamental outlook of the company has changed significantly.

     o Alternatives that are more attractive are available.

WHAT ARE THE PRINCIPAL RISKS COMMON TO EACH PORTFOLIO?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in a portfolio may be worth more or less than the price that you originally paid for it. There is also a possibility that a portfolio will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. You may lose money by investing in a portfolio.

     As with all equity funds, the risks that could affect the value of a portfolio's shares and the total return on your investment include the possibility that the equity securities held by a portfolio will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

     Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of the company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and a portfolio's share price may suffer. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.



C&B LARGE CAP VALUE PORTFOLIO


WHAT ARE THE PORTFOLIO'S OBJECTIVES?
--------------------------------------------------------------------------------

     The C&B Large Cap Value Portfolio, formerly the C&B Equity Portfolio, seeks maximum long-term total return with minimal risk to principal by investing in common stocks that have a consistency and predictability in their earnings growth. The Portfolio may not change its objective without shareholder approval.


WHAT ARE THE PORTFOLIO'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------


     Normally, the C&B Large Cap Value Portfolio seeks to achieve its goal by investing primarily (at least 80% of net assets) in common stocks of companies with a large market capitalization greater than $1 billion. The Portfolio may also invest in other types of equity securities.

HOW HAS THE PORTFOLIO PERFORMED?
--------------------------------------------------------------------------------
     Effective November 19, 2001 the Portfolio became a successor to a separate mutual fund, the UAM Funds, Inc. C&B Equity Portfolio (the "Predecessor Large Cap Value Fund"). The Predecessor Fund was managed by the same employees of the adviser who currently manage the Portfolio, had identical investment objectives and strategies, and was subject to the same fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Large Cap Value Fund for periods prior to November 19, 2001.

     The following information illustrates some of the risks of investing in the Portfolio. The bar chart shows how performance of the Portfolio and the Predecessor Large Cap Value Fund has varied from year to year. The average annual return table compares the average annual returns to those of certain broad-based securities market indices. Returns are based on past results and are not an indication of future performance.


CALENDAR YEAR RETURNS

     [BAR GRAPH OMITTED, PLOT POINTS FOLLOWS]



     1993                      4.20%

     1994                      1.35%

     1995                     31.91%

     1996                     20.22%

     1997                     27.98%

     1998                      8.04%

     1999                      2.06%

     2000                     19.49%

     2001                      6.59%

     2002                    -10.89%




BEST QUARTER:  (06/30/97)              16.65%
WORST QUARTER: (09/30/02)             -17.54%



AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002



 C&B Large Cap Value Portfolio                                 1 Year               5 Years                 10 Years
---------------------------------------------------------------------------------------------------------------------------

     Return Before Taxes                                      -10.89%                 4.59%                   10.37%
     Return After Taxes on Distributions+                     -12.95%                 0.55%                    6.25%
     Return After Taxes on Distributions
       and Sale of Fund Shares+                                -4.99%                 3.22%                    7.64%
---------------------------------------------------------------------------------------------------------------------------

     S&P 500 Index*                                           -22.10%                -0.58%                    9.34%
     Russell 1000 Value Index**                               -15.52%                 1.16%                   10.81%

     + After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


     * The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.


     **An unmanaged index that measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is a capitalization weighted index of the 1,000 U.S. companies with the largest market capitalization.

WHAT ARE THE PORTFOLIO'S FEES AND EXPENSES?

     The table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
     The Portfolio is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other Cooke & Bieler Funds.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
     The Portfolio's annual operating expenses are deducted from Portfolio assets. Therefore, shareholders indirectly pay the Portfolio's annual operating expenses, as described below.


     Management Fee ............................      0.63%

     Other Expenses* ...........................      0.97%
                                                   ----------

     Total Annual Fund Operating Expenses** ....      1.60%

     Fee Waivers and Expense Reimbursements ....     (0.35)%
                                                   ----------

     Net Expenses ..............................      1.25%
                                                   ----------
                                                   ----------

     * Other Expenses includes Shareholder Service Fees, which may be up to 0.25%. For more information, see "Shareholder Servicing Arrangements" on page 19.

     **The Portfolio's adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.25% for a period of one year from the date of this prospectus.

EXAMPLE
     This example can help you to compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Portfolio for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above throughout the period of your investment. Note, only 1 Year costs reflect the adviser's contractual agreement to keep total operating expenses from exceeding 1.25% for a period of one year from the date of the prospectus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Year           3 Years         5 Years          10 Years
--------------------------------------------------------------------------------
          $127              $471            $838            $1,871

C&B TAX-MANAGED VALUE PORTFOLIO


WHAT ARE THE PORTFOLIO'S OBJECTIVES?
--------------------------------------------------------------------------------

     The C&B Tax-Managed Value Portfolio, formerly the C&B Equity Portfolio for Taxable Investors, seeks maximum long-term, after-tax total return, consistent with minimizing risk to principal. The Portfolio may not change its objective without shareholder approval.


WHAT ARE THE PORTFOLIO'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     Normally, the C&B Tax-Managed Value Portfolio seeks to achieve its goal by investing primarily (at least 80% of net assets) in common stocks of companies of any size. The adviser will try to minimize tax consequences for the Portfolio's shareholders by managing the amount of realized gains, which it attempts to control by minimizing portfolio turnover. Portfolio turnover rate is the frequency with which the Portfolio buys and sells securities. A rate of turnover of 100% would occur, for example, if the Portfolio replaced all of the securities it held within one year. As discussed in the "Federal Taxes" section of this prospectus, taxable gains realized from the sale of securities are distributed to investors every year. It is impossible to predict the impact of such a strategy on the realization of gains or losses for the Portfolio. For example, the Portfolio may forego the opportunity to realize gains or reduce losses because of this policy. The adviser intends to balance these tax considerations with portfolio trading needs and reserves the right to engage in short-term trading if market conditions warrant such trading. The Portfolio may also invest in other types of equity securities.

HOW HAS THE PORTFOLIO PERFORMED?
--------------------------------------------------------------------------------


     Effective November 19, 2001 the Portfolio became a successor to a separate mutual fund, the UAM Funds, Inc. C&B Equity Portfolio for Taxable Investors (the "Predecessor Tax-Managed Value Fund"). The Predecessor Fund was managed by the same employees of the adviser who currently manage the Portfolio, had identical investment objectives and strategies, and was subject to the same fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Tax-Managed Value Fund for periods prior to November 19, 2001.

     The following information illustrates some of the risks of investing in the Portfolio. The bar chart shows how performance of the Portfolio and the Predecessor Tax-Managed Value Fund has varied from year to year. The average annual return table compares the average annual returns to those of certain broad-based securities market indicies. Returns are based on past results and are not an indication of future performance.


CALENDAR YEAR RETURNS

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

1998                9.38%
1999                5.55%
2000               21.79%
2001               -0.97%
2002               -7.28%




BEST QUARTER: (12/31/98)                17.30%
WORST QUARTER: (09/30/02)              -14.88%


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
                                                                       Since
     C&B Tax-Managed Value Portfolio           1 Year    5 Years   02/12/97*
--------------------------------------------------------------------------------

     Return Before Taxes                       -7.28%     5.24%        7.72%
     Return After Taxes on Distributions+      -7.54%     4.49%        6.98%
     Return After Taxes on Distributions
       and Sale of Fund Shares+                -4.45%     4.08%        6.16%
--------------------------------------------------------------------------------

     S&P 500 Index**                          -22.10%    -0.58%        3.04%
     Russell 1000 Value Index++               -15.52%     1.16%        5.04%

      *Commencement of operations. Index comparisons begin on February 12, 1997.

     + After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


     **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.


     ++An unmanaged index that measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is a capitalization weighted index of the 1,000 U.S. companies with the largest market capitalization.

WHAT ARE THE PORTFOLIO'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


     The Portfolio charges a redemption fee that is paid directly from your investment on redeemed shares held for less than twelve months. Shareholders may pay a redemption fee when they redeem shares held for less than twelve months. For more information, see "Redemption Fee" in the section on "Transaction Policies" on page 15.


     Shareholder Transaction Fees
--------------------------------------------------------------------------------
     Redemption Fee (as a percentage of amount redeemed)     1.00%



ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
     The Portfolio's annual operating expenses are deducted from Portfolio assets. Therefore, shareholders indirectly pay the Portfolio's annual operating expenses, as described below.


     Management Fee ................................     0.63%

     Other Expenses* ...............................     2.00%
                                                      ----------

     Total Annual Fund Operating Expenses** ........     2.63%

     Fee Waivers and Expense Reimbursements ........    (1.38)%
                                                      ----------

     Net Expenses ..................................     1.25%
                                                      ----------
                                                      ----------

      *Other Expenses includes Shareholder Service Fees, which may be up to 0.25%. For more information, see "Shareholder Servicing Arrangements" on page 19.
     **The Portfolio's adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.25% for a period of one year from the date of this prospectus.

EXAMPLE
     This example can help you to compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Portfolio for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above throughout the period of your investment. Note, only 1 Year costs reflect the adviser's contractual agreement to keep total operating expenses from exceeding 1.25% for a period of one year from the date of the prospectus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


          1 Year         3 Years        5 Years         10 Years
--------------------------------------------------------------------------------
           $127           $686           $1,272          $2,861

C&B MID CAP VALUE PORTFOLIO


WHAT ARE THE PORTFOLIO'S OBJECTIVES?
--------------------------------------------------------------------------------

     The C&B Mid Cap Value Portfolio, formerly the C&B Mid Cap Equity Portfolio, seeks maximum long-term total return, consistent with minimizing risk to principal. The Portfolio may not change its investment objective without shareholder approval.


WHAT ARE THE PORTFOLIO'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------


     The C&B Mid Cap Value Portfolio normally seeks its objective by investing primarily (at least 80% of net assets) in the common stocks of companies with middle market capitalizations (companies with market capitalizations in the range of $500 million to $5 billion) or in common stocks of companies whose market capitalizations are within the range of companies contained in the Russell Midcap Value Index. The Portfolio will not necessarily sell securities of companies whose capitalizations drift outside of this range. As of December 31, 2002, the Russell Midcap Value Index had a weighted average market capitalization of $4.38 billion and was comprised of companies with market capitalizations ranging from $194 million to $10.22 billion. The Portfolio may also invest in other types of equity securities.


WHAT ARE THE PRINCIPAL RISKS SPECIFIC TO THE PORTFOLIO?
--------------------------------------------------------------------------------

     Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

HOW HAS THE PORTFOLIO PERFORMED?
--------------------------------------------------------------------------------


     Effective November 19, 2001 the Portfolio became a successor to a separate mutual fund, the UAM Funds, Inc. C&B Mid Cap Equity Portfolio (the "Predecessor Mid Cap Value Fund"). The Predecessor Fund was managed by the same employees of the adviser who currently manage the Portfolio, had identical investment objectives and strategies, and was subject to the same fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Mid Cap Value Fund for periods prior to November 19, 2001.

     The following information illustrates some of the risks of investing in the Portfolio. The bar chart shows how performance of the Portfolio and the Predecessor Mid Cap Value Fund has varied from year to year. The average annual return table compares the average annual returns to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.


CALENDAR YEAR RETURNS

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

1999              -0.19%
2000              41.03%
2001              25.16%
2002              -9.50%




Best Quarter: (06/30/99)         20.78%
Worst Quarter:  (09/30/02)      -20.75%

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
                                                                 Since
     C&B Mid Cap Value Portfolio              1 Year            02/18/98*
--------------------------------------------------------------------------------
     Return Before Taxes                       -9.50%            10.21%
     Return After Taxes on Distributions+      -9.55%             8.95%
     Return After Taxes on Distributions
       and Sale of Fund Shares+                -5.83%             7.80%
--------------------------------------------------------------------------------

     Russell Midcap Value Index**              -9.65%             2.36%

      *Commencement of operations. Index comparisons begin on February 18, 1998. **The Russell Midcap Value Index is an unmanaged index that measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, a capitalization weighted index of the 1,000 U.S. companies with the largest market capitalization.

     + After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

WHAT ARE THE PORTFOLIO'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio.


SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
     The Portfolio is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other Cooke & Bieler Funds.


ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

     The Portfolio's annual operating expenses are deducted from Portfolio assets. Therefore, shareholders indirectly pay the Portfolio's annual operating expenses, as described below.


     Management Fee ...........................       0.63%

     Other Expenses* ..........................       0.91%
                                                   ----------

     Total Annual Fund Operating Expenses** ...       1.54%

     Fee Waivers and Expense Reimbursements ...       (0.14)%
                                                   ----------

     Net Expenses .............................       1.40%
                                                   ----------
                                                   ----------

     * Other Expenses includes Shareholder Service Fees, which may be up to 0.25%. For more information, see "Shareholder Servicing Arrangements" on page 19.

     **The Portfolio's adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.40% for a period of one year from the date of this prospectus.

EXAMPLE
     This example can help you to compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Portfolio for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above throughout the period of your investment. Note, only 1 Year costs reflect the adviser's contractual agreement to keep total operating expenses from exceeding 1.40% for a period of one year from the date of the prospectus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


          1 Year         3 Years         5 Years          10 Years
--------------------------------------------------------------------------------
           $1433           $473            $826            $1,823

INVESTING WITH THE COOKE & BIELER FUNDS


BUYING SHARES
--------------------------------------------------------------------------------


     All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The portfolios do not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The portfolios do not accept purchases made by credit card check.


BY MAIL
     You can open an account with a portfolio by sending a check and your account application to the address below. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the portfolios. Be sure your check identifies clearly your name, your account number and a portfolio name.


     REGULAR MAIL ADDRESS

     Cooke & Bieler Funds
     P.O. Box 219009
     Kansas City, MO 64121-9009

     EXPRESS MAIL ADDRESS

     Cooke & Bieler Funds
     330 W. 9th Street
     Kansas City, MO 64105


BY WIRE
     To open an account by wire, first call 800-336-7031 for an account number and wire control number. Next, send your completed account application to the portfolios. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 800-336-7031 to get a wire control number and wire your money to the portfolios.


     WIRING INSTRUCTIONS

     United Missouri Bank
     ABA # 101000695
     The Cooke & Bieler Funds
     DDA Acct. # 9870523965
     Ref: Portfolio name/account number/
     account name/wire control number

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)
     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the portfolios. To cancel or change a plan, write to the portfolios. Allow up to 15 days to create the plan and 3 days to cancel or change it.



MINIMUM INVESTMENTS
     $2,500-- regular account            $100-- additional shares

     $2,000 -- IRAs


PORTFOLIO CODES
     Each portfolio's reference information, which is listed below, will be helpful to you when you contact the portfolios to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.


                                                   Trading                                                  Portfolio
Portfolio Name                                      Symbol                         CUSIP                       Code
---------------------------------------------------------------------------------------------------------------------------
     C&B Large Cap Value Portfolio                   CBEQX                   21624P 10 6                     CB001222

     C&B Tax-Managed Value Portfolio                 CBTAX                   21624P 20 5                     CB001223

     C&B Mid Cap Value Portfolio                     CBMDX                   21624P 30 4                     CB001224




REDEEMING SHARES
--------------------------------------------------------------------------------

BY MAIL
     Send a letter to the portfolios signed by all registered parties on the account specifying:


     o   The portfolio name(s);


     o   The account number;

     o   The account name(s);

     o   The address; and

     o The dollar amount or number of shares you wish to redeem.

     Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) if you need more information.

     REGULAR MAIL ADDRESS
     Cooke & Bieler Funds
     P.O. Box 219009
     Kansas City, MO 64121-9009
     (Toll Free 800-336-7031)


BY TELEPHONE
     You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

     Call 800-336-7031 to redeem your shares. Based on your instructions, the portfolios will mail your proceeds to you or wire them to your bank.


BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

     If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the portfolios.

EXCHANGING SHARES
--------------------------------------------------------------------------------

     You may exchange shares of one portfolio for shares of another portfolio, by writing or calling the portfolios. You may only exchange shares between accounts with identical registration (I.E. the same names and addresses). For the C&B Large Cap Value Portfolio and the C&B Mid Cap Value Portfolio, shares may be exchanged at no charge. For the C&B Tax-Managed Value Portfolio, exchanged shares of the portfolio that have been held for less than twelve months will be charged a redemption fee of 1.00%.


TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE


     You may buy, sell or exchange shares of a portfolio at a price equal to its net asset value per share (NAV) next computed after it receives and accepts your order. NAV is calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) on each day the NYSE is open. Therefore, to receive the NAV on any given day, the portfolios must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day. The portfolios are open for business on the same days as the New York Stock Exchange, which is closed on weekends and certain holidays.


     The portfolios reserve the right to refuse any purchase requests, particularly those that would not be in the best interests of a portfolio or its shareholders and could adversely affect a portfolio or its operations. This includes those from any individuals or group who, in the portfolio's view, are likely to engage in excessive trading (defined as more than six transactions out of the portfolio within a calendar year).

HOW WE CALCULATE NAV

     NAV for one Portfolio share is the value of that share's portion of the net assets of the Portfolio.

     In calculating NAV, a Portfolio generally values its investment portfolio at market price. If market prices are unavailable or a Portfolio thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY
     You may buy or sell shares of the portfolios through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the portfolios on time. Your financial intermediary may charge additional transaction fees for its services.

     Certain financial intermediaries may have agreements with the portfolios that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under such an arrangement, the financial intermediary must send your payment to the portfolios by the time they price their shares on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.


IN-KIND TRANSACTIONS
     Under certain conditions and at the portfolios' discretion, you may pay for shares of a portfolio with securities instead of cash. In addition, the portfolios may pay all or part of your redemption proceeds (in excess of $250,000) with securities instead of cash.


PAYMENT OF REDEMPTION PROCEEDS
     The portfolios will pay redemption proceeds within seven days after they receive a redemption request in proper form. To be in proper form, a written redemption request must include the following information:


     o   The portfolios name(s);


     o   The account number;

     o   The account name(s);

     o   The address;

     o   The dollar amount or number of shares you wish to redeem; and

     o The signatures of all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

     The portfolios may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the portfolios may require a shareholder to furnish additional legal documents to insure proper authorization.


     If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to fifteen (15) days from the purchase date. You may avoid these delays by paying for shares with a certified check or bank check.



REDEMPTION FEE
     The C&B Tax-Managed Value Portfolio will deduct a 1.00% redemption fee from the redemption proceeds of any shareholder redeeming shares of the portfolio held for less than twelve months. In determining how long shares of the portfolio have been held, the Cooke & Bieler Funds assume that shares held by the investor the longest period of time will be sold first.

     The portfolio will retain the fee for the benefit of the remaining shareholders. The portfolio charges the redemption fee to help minimize the impact the redemption may have on the performance of the portfolio, to facilitate portfolio management and to offset certain transaction costs and other expenses the portfolio incurs because of the redemption. The portfolio also charges the redemption fee to discourage market timing by those shareholders initiating redemptions to take advantage of short-term market movements. From time to time, the portfolio may waive or modify the redemption fee for certain categories of investors.


TELEPHONE TRANSACTIONS
     The portfolios will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The portfolios will not be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


RIGHTS RESERVED BY THE COOKE & BIELER FUNDS

     PURCHASES

     At any time and without notice, the portfolios may:

     o Stop offering shares;

     o Reject any purchase order; or

     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses).

     REDEMPTIONS

     At any time, the portfolios may charge or eliminate any of the redemption methods described above, except redemption by mail. The portfolios may suspend your right to redeem if:

     o Trading on the New York Stock Exchange is restricted or halted; or

     o The Securities and Exchange Commission allows the portfolios to delay redemptions.

     EXCHANGES

     The portfolios may:

     o Modify or cancel the exchange program at any time on sixty (60) days' written notice to shareholders;

     o Reject any request for an exchange; or

     o Limit or cancel a shareholder's exchange privilege, especially when that shareholder is engaged in a pattern of excessive trading.


ACCOUNT POLICIES
--------------------------------------------------------------------------------

SMALL ACCOUNTS
     The portfolios may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. (See "Buying Shares" on page 16 for minimum initial investment amounts.) This provision does not apply:

     o To retirement accounts and certain other accounts; or

     o When the value of your account falls below the required minimum because of market fluctuations.

     The portfolios will notify you before liquidating your account and allow you sixty (60) days to increase the value of your account.


DISTRIBUTIONS
--------------------------------------------------------------------------------

     Normally, each portfolio distributes its net investment income quarterly. In addition, each portfolio distributes any net capital gains at least once a year. The portfolios will automatically reinvest dividends and distributions in additional shares of the portfolios, unless you elect on your account application to receive them in cash.


FEDERAL TAXES
--------------------------------------------------------------------------------

     The following is a summary of the federal income tax consequences of investing in the portfolios. You also may have to pay state and local taxes on your investment. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the portfolios.

     TAXES ON DISTRIBUTIONS

     Distributions of a portfolio generally will be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year, the portfolios will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 800-336-7031 to find out when the portfolios expect to make a distribution to shareholders.


     TAXES ON EXCHANGES AND REDEMPTIONS

     When you exchange or redeem shares in a portfolio, you generally will recognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares. You also may be subject to state and local taxes on an exchange or redemption.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) generally will not be currently taxable, but they may be taxable in the future. You should consult your tax advisor regarding the rules governing your IRA or other tax-qualified plan.


     BACKUP WITHHOLDING

     By law, a portfolio must withhold a portion of your distributions and proceeds, at the applicable withholding rate, if you have not provided complete, correct taxpayer information.

PORTFOLIO DETAILS


OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     In addition to its principal investment strategies, each portfolio may use the investment strategies described below. Each portfolio also may employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of a portfolio's investment practices and its risks, you should read the SAI.


DERIVATIVES
     Generally, a derivative is a financial transaction whose value is based on the value of an underlying asset, interest rate, exchange rate, stock index or other measures. Each portfolio may invest in futures and options to protect against a change in the price of an investment a portfolio owns or anticipates buying in the future (a practice known as hedging). A portfolio also may use futures and options to remain fully invested and to reduce transaction costs.

     Futures contracts are contracts that obligate the buyer to receive and the seller to deliver a security or money on a specified date. Options grant the right, but not the obligation, to buy or sell a specified amount of a security or other assets on or before a specified date at a predetermined price.

     Derivatives are often more volatile than other investments and may magnify a portfolio's gains or losses. A portfolio may lose money if the adviser:

     o Fails to predict correctly the direction in which the underlying asset or economic factor will move;

     o Judges market conditions incorrectly; or

     o Employs a strategy that does not correlate well with the investments of the portfolio.


SHORT-TERM INVESTING
     At times, the adviser may decide to invest up to 100% of a portfolio's assets in a variety of high-quality, short-term debt securities, such as U.S. government securities. The adviser may invest in these types of securities for temporary defensive purposes, to earn a return on uninvested assets or to meet redemptions. The adviser may temporarily adopt a defensive position to reduce changes in the value of the shares of a portfolio that may result from adverse market, economic, political or other developments.

     When the adviser pursues a temporary defensive strategy, a portfolio may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent a portfolio from achieving its stated objectives.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------


INVESTMENT ADVISER
     Cooke & Bieler, L.P., a Pennsylvania limited partnership located at 1700 Market Street, Philadelphia, PA 19103, is each portfolio's investment adviser. The adviser manages and supervises the investment of each portfolio's assets on a discretionary basis, subject to oversight by The Advisors' Inner Circle Fund Board of Trustees (the "Board"). The adviser was organized by eight key employees of Cooke & Bieler, Inc., investment adviser to the predecessor funds. The adviser and its predecessor company have provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.


     For its services, the portfolios have agreed to pay the adviser an annual management fee of 0.63% of each portfolio's average net assets. In addition, the adviser has contractually agreed to limit the total expenses to 1.25% of the average daily net assets of the Large Cap Value and Tax-Managed Value Portfolios and 1.40% of the average daily net assets of the Mid Cap Value Portfolio. The contractual waiver is for a period of one year from the date of this prospectus, and may be continued for subsequent one-year periods at the Adviser's discretion. During its most recent fiscal year, the C&B Large Cap Value Portfolio paid 0.16%, the C&B Tax-Managed Value Portfolio paid 0.00%, and the C&B Mid Cap Value Portfolio paid 0.45% of its average net assets in advisory fees to the adviser.



PORTFOLIO MANAGERS
     A team of investment professionals of the adviser are primarily responsible for the day-to-day management of each portfolio.


SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------


     Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the portfolios or their service providers for providing a variety of services. The maximum shareholder service fee is 0.25% of the average daily net assets of each Portfolio. This section briefly describes how the financial representatives may get paid.


     For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the portfolios that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the portfolios. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the portfolios or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

     The portfolios may pay all or part of the fees paid to financial representatives. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The portfolios do not pay these service fees on shares purchased directly.

     In addition, the adviser may, at its own expense, pay financial representatives for these services or distribution and marketing services performed with respect to the portfolios, and in some cases, these payments may be significant.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of each portfolio for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in each portfolio assuming all dividends and distributions were reinvested. The information below relates to the Portfolios and the Predecessor Funds. On November 19, 2001, the Advisors' Inner Circle C&B Large Cap Value Portfolio acquired all of the assets of the Predecessor Large Cap Value Fund, the Advisors' Inner Circle C&B Tax-Managed Value Portfolio acquired all of the assets of the Predecessor Tax-Managed Value Fund and the Advisors' Inner Circle C&B Mid Cap Value Portfolio acquired all of the assets of the Predecessor Mid Cap Value Fund (together, the "Predecessor Funds"). The information provided below for the fiscal year ended October 31, 2002 has been audited by KPMGLLP, independent auditors of the Portfolios. The information for prior periods has been audited by a predecessor independent accounting firm. The financial statements and the unqualified opinion of KPMG LLP are included in the annual report of the Portfolios, which is available upon request by calling the Cooke & Bieler Funds at 800-336-7031.





C&B LARGE CAP VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
Years Ended October 31,                                    2002*        2001       2000        1999          1998
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $7.13        $8.71   $ 12.06     $ 13.58       $ 16.71
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                                   0.05         0.07      0.12        0.16          0.18
   Net Realized and Unrealized Gain (Losses)              (0.38)        0.27      0.54        0.72          0.76
-----------------------------------------------------------------------------------------------------------------
       Total From Investment  Operations                  (0.33)        0.34      0.66        0.88          0.94
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   Net Investment Income                                  (0.05)       (0.11)    (0.09)      (0.16)        (0.19)
   Net Realized Gain                                      (0.26)       (1.81)    (3.92)      (2.24)        (3.88)
-----------------------------------------------------------------------------------------------------------------
      Total Distributions                                 (0.31)       (1.92)    (4.01)      (2.40)        (4.07)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $6.49        $7.13     $8.71      $12.06        $13.58
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                             (5.14)%       4.50%    10.89%       7.73%         6.56%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands)                 $14,383      $38,850   $35,251     $73,292      $159,256
  Ratio of Expenses to Average Net Assets**                1.14%++      1.00%     1.00%       0.89%         0.83%
  Ratio of Net Investment Income to Average Net Assets     0.59%++      0.91%     1.16%       1.12%         1.26%
  Portfolio Turnover Rate                                    39%          41%       48%         43%           43%

+ Total Return would have been lower had certain fees not been waived and expenses assumed by the adviser during the periods indicated. * Per share figures calculated using Average Shares Method.
** As of March 1, 2002, the expense cap changed from 1.00% to 1.25%.
++ Without waivers these ratios would have been 1.60% and 0.13%, respectively.





C&B TAX-MANAGED VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
Years Ended October 31,                                    2002*        2001        2000       1999        1998
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $13.63      $15.33    $ 12.87    $ 12.23     $ 11.45
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                                    0.09        0.13       0.15       0.12        0.14
   Net Realized and Unrealized
      Gain (Loss)                                          (0.69)      (0.39)      2.45       0.64        0.79++
-----------------------------------------------------------------------------------------------------------------
       Total From Investment Operations                    (0.60)      (0.26)      2.60       0.76        0.93
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   Net Investment Income                                   (0.09)      (0.14)     (0.14)     (0.12)      (0.15)
   Net  Realized Gain                                         --       (1.30)        --         --          --
-----------------------------------------------------------------------------------------------------------------
      Total Distributions                                  (0.09)      (1.44)     (0.14)     (0.12)      (0.15)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $12.94      $13.63     $15.33     $12.87      $12.23
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                              (4.45)%     (1.96)%    20.32%      6.23%       8.16%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands)                   $4,799      $2,623     $2,253     $3,634      $3,492
  Ratio of Expenses to Average Net Assets**                 1.19%++     1.00%      1.00%      1.00%       1.01%
  Ratio of Net Investment Income to Average Net Assets      0.66%++     0.94%      0.96%      0.96%       1.24%
  Portfolio Turnover Rate                                     32%         16%         9%        20%         49%


  + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser during the periods indicated.
  ++ The amount shown for a share outstanding throughout the period does not agree with the aggregate net losses on investments for that period because of the timing of sales and repurchases of the fund shares in relation to fluctuating market value of the investments in the Portfolio.
  *  Per Share figures calculated using Average Shares Method.
  ** As of March 1, 2002, the expense cap changed from 1.00% to 1.25%.
  ++ Without waivers these ratios would have been 2.63% and (0.78)%, respectively.




C&B MID CAP VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
Years Ended October 31,                                      2002**         2001          2000       1999     1998++
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $14.19       $12.78       $ 9.84     $ 9.69    $ 10.00
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss)                               (0.01)        0.08         0.07       0.06       0.05
   Net Realized and Unrealized  Gain (Loss)                   (0.19)        2.12         3.16       0.15      (0.32)
-----------------------------------------------------------------------------------------------------------------------
       Total From Investment Operations                       (0.20)        2.20         3.23       0.21      (0.27)
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   Net Investment Income                                      (0.04)       (0.09)       (0.08)     (0.06)     (0.04)
   Net Realized Gain                                          (0.80)       (0.70)       (0.21)        --         --
-----------------------------------------------------------------------------------------------------------------------
      Total Distributions                                     (0.84)       (0.79)       (0.29)     (0.06)     (0.04)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $13.15       $14.19       $12.78      $9.84      $9.69
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                                 (2.09)%      18.14%       33.78%      2.19%     (2.17)%@
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands)                     $81,390       $5,934       $1,520     $1,446     $1,033
  Ratio of Expenses to Average Net Assets***                   1.37%+++     1.00%        1.00%      1.00%      1.01%*
  Ratio of Net Investment Income to Average Net Assets        (0.07)%+++    0.68%        0.66%      0.70%      0.86%*
  Portfolio Turnover Rate                                        30%          44%         101%        81%        37%

    * Annualized
   ** Per Share figures calculated using Average Shares Method.
  *** As of March 1, 2002, the expense cap changed from 1.00% to 1.40%.
    @ Not annualized
    + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser during the periods indicated.
   ++ For the period from February 18, 1998 (commencement of operations) to
      October 31, 1998.
  +++ Without waivers these ratios would have been 1.54% and (0.24)%, respectively.

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                               INVESTMENT ADVISER
                              Cooke & Bieler, L.P.
                               Investment Counsel

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.

                                 SUB-DISTRIBUTOR
                      Turner Investment Distributors, Inc.


More information about the Fund is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated March 1, 2003 includes detailed information about The Advisors' Inner Circle Fund and The Cooke & Bieler Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-800-336-7031

BY MAIL:
The Cooke & Bieler Funds
P.O. Box 219009
Kansas City, Missouri 64121-9009

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Advisors' Inner Circle Fund and The Cooke & Bieler Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Fund's Investment Company Act registration number is 811-06400.


CKB-PS-001-0100

                                 [LOGO OMITTED]



--------------------------------------------------------------------------------
                           FMA SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------
                         THE ADVISORS' INNER CIRCLE FUND





                                   PROSPECTUS
                                  March 1, 2003

                               Investment Adviser:
                      FIDUCIARY MANAGEMENT ASSOCIATES, LLC




           The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the
                         contrary is a criminal offense.

TABLE OF CONTENTS


FUND SUMMARY...............................................................   1

    WHAT IS THE FUND'S OBJECTIVE? .........................................   1
    WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? ..................   1
    WHAT ARE THE FUND'S PRINCIPAL RISKS? ..................................   1
    HOW HAS THE FUND PERFORMED? ...........................................   2
    WHAT ARE THE FUND'S FEES AND EXPENSES? ................................   3

INVESTING WITH THE FUND....................................................   4

    BUYING SHARES .........................................................   4
    REDEEMING SHARES ......................................................   5
    TRANSACTION POLICIES ..................................................   6
    ACCOUNT POLICIES ......................................................   8

ADDITIONAL INFORMATION ABOUT THE FUND......................................   9

    OTHER INVESTMENT PRACTICES AND STRATEGIES .............................   9
    INVESTMENT MANAGEMENT .................................................  10
    SHAREHOLDER SERVICING ARRANGEMENTS ....................................  10

FINANCIAL HIGHLIGHTS.......................................................  11

FUND SUMMARY


WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------

     The fund seeks maximum, long-term total return, consistent with reasonable risk to principal, by investing in common stocks of smaller companies in terms of revenues and/or market capitalization. The fund may change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The fund invests primarily in common stocks of domestic companies that are smaller or less established in terms of revenues, assets and market capitalization. Under normal circumstances, the fund invests at least 80% of its net assets in companies with small market capitalizations at the time of initial purchase. The fund considers a company to have a small market capitalization when its market capitalization is less than $2.0 billion. At any given time, the fund may own a diversified group of stocks in several industries. The fund invests mainly in common stocks, but it may also invest in other types of equity securities.

     The adviser analyzes and selects investments by looking for market trends and changes that signal opportunity. The adviser seeks out companies with lower relative valuation measures, accelerating earnings, strong cash flow, and improving balance sheets. To minimize risk and volatility, the adviser uses initial public offerings sparingly, concentrating instead on companies with seasoned management or a track record as part of a larger, parent company.

     The adviser follows all stocks owned or being considered for purchase. The adviser re-evaluates and considers selling stocks that meet price targets or decline an absolute 25% in stock market value.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

     Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

CALENDAR YEAR RETURNS


     Effective June 24, 2002, the fund became the successor to a separate mutual fund, the UAM Funds, Inc. FMA Small Company Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by the same employees of the adviser who currently manage the fund, had identical investment objectives and strategies and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Fund for the periods prior to June 24, 2002.

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund and Predecessor Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.


  [BAR CHART OMITTED, PLOT POINTS FOLLOWS]

  2002                 -12.36%
  2001                   4.63%
  2000                  27.73%
  1999                  -8.82%
  1998                  -2.03%
  1997                  40.39%
  1996                  26.20%
  1995                  24.16%
  1994                  -2.89%
  1993                  28.25%



     During the periods shown in the chart for the fund and Predecessor Fund, the highest return for a quarter was 14.31% (quarter ending 6/30/97) and the lowest return for a quarter was -18.37% (quarter ending 9/30/02).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

     The average annual return table compares average annual returns of the fund and Predecessor Fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

                                                                            1 Year                 5 Years               10 Years
----------------------------------------------------------------------------------------------------------------------------------
      Average Annual Return Before Taxes                                 -12.36%                   0.91%                  11.10%
----------------------------------------------------------------------------------------------------------------------------------
      Average Annual Return After Taxes on Distributions+                -12.45%                   0.69%                   8.15%
----------------------------------------------------------------------------------------------------------------------------------
      Average Annual Return After Taxes on Distributions
        and Sale of Fund Shares+                                          -7.59%                   0.62%                   7.57%
----------------------------------------------------------------------------------------------------------------------------------
      Russell 2000 Index# (reflects no deduction for fees,
        expenses or taxes)                                               -20.48%                  -1.36%                   7.16%

      # The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

      + After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares or to reinvest dividends.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

     The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.


      Management Fees                                               0.75%
--------------------------------------------------------------------------------
      Other Expenses(1)                                             0.50%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                          1.25%(2),(3)

     (1) Other Expenses include amounts related to an expense offset arrangement the Predecessor Fund had that reduced its custodial fee based on the amount of cash maintained with its custodian. Because this expense offset arrangement does not apply to the fund, the fund's Other Expenses may be higher than those of the Predecessor Fund.

     (2) The Total Annual Operating Expenses for the fund's most recently completed fiscal year were 1.13%. The expense information in the table has been restated to reflect an increase in certain shareholder servicing expenses provided to the fund by third parties.

     (3) Total Annual Operating Expenses are expected to be less than the amount shown above because the adviser has voluntarily agreed to limit the expenses of the fund to keep Total Annual Operating Expenses from exceeding the amount shown in the table below. The adviser may discontinue all or part of its fee waiver at any time. The adviser may enter into arrangements with broker-dealers who have agreed to pay certain fund expenses in return for the direction of a percentage of the fund's brokerage transactions. As a result of these brokerage arrangements, the fund's expenses would be generally reduced, which in turn would reduce the cost to the adviser of its voluntary expense limit.

                               Expense Limit 1.20%


EXAMPLE

     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


       1 Year            3 Years            5 Years           10 Years
--------------------------------------------------------------------------------
        $127              $397               $686             $1,511

INVESTING WITH THE FUND


BUYING SHARES
--------------------------------------------------------------------------------


     All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The fund does not accept purchases made by credit card check.

BY MAIL

     You can open an account with the fund by sending a check and your account application to the address below. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the fund. Be sure your check identifies clearly your name, your account number and the fund name.


     REGULAR MAIL ADDRESS                           EXPRESS MAIL ADDRESS
     FMA Small Company Portfolio                    FMA Small Company Portfolio
     PO Box 219009                                  330 West 9th Street
     Kansas City, MO 64121                          Kansas City, MO 64105

BY WIRE

     To open an account by wire, first call 866-FMA-8333 (866-362-8333) for an account number and wire control number. Next, send your completed account application to the fund. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 866-FMA-8333 to get a wire control number and wire your money to the fund.


     WIRING INSTRUCTIONS
     United Missouri Bank
     ABA # 101000695
     The FMA Small Company Portfolio
     DDA Acct. # 9871063178
     Ref: account number/account name/
     wire control number


BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the fund. To cancel or change a plan, write to the fund at FMA Small Company Portfolio, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 330 West 9th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

MINIMUM INVESTMENTS
     You can open an account with the fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal
     IRAs). You can buy additional shares for as little as $100.

FUND CODES
     The fund's reference information, which is listed below, will be helpful to you when you contact the fund to purchase shares, check daily net asset value per share (NAV) or get additional information.

                          Trading                            Fund
                          Symbol             CUSIP           Code
                    -------------------------------------------------
                           FMACX           00758M246         1263

REDEEMING SHARES
--------------------------------------------------------------------------------

BY MAIL

     You may contact the fund directly by mail at FMA Small Company Portfolio, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 330 West 9th Street, Kansas City, MO 64105). Send a letter to the fund signed by all registered parties on the account specifying:

     o   The fund name;

     o   The account number;

     o   The dollar amount or number of shares you wish to redeem;

     o   The account name(s); and

     o   The address to which redemption (sale) proceeds should be sent.

     All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.

     Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 866-FMA-8333 if you need more information.

BY TELEPHONE

     You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 866-FMA-8333 to redeem your shares. Based on your instructions, the fund will mail your proceeds to you or wire them to your bank.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

     If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the fund.

TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

     You may buy or sell shares of the fund on each day the New York Stock Exchange is open at a price equal to the fund's NAV next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time). Therefore, to receive the NAV on any given day, the fund must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.

     Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of the fund may change on days when you are unable to purchase or redeem shares.

     The fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The fund uses current market prices to value its investments. However, the fund may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The fund will determine an investment's fair value according to methods established by the Board of Trustees of The Advisors' Inner Circle Fund (the "Board"). The fund values debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The fund may use a Board-approved pricing service to value some of its assets.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

     You may buy or sell shares of the fund through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the fund on time. Your financial intermediary may charge additional transaction fees for its services.

     Certain financial intermediaries have agreements with the fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the fund by the time the fund's shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

IN-KIND TRANSACTIONS


     Under certain conditions and at the fund's discretion, you may pay for shares of the fund with securities instead of cash. In addition, the fund may pay part of your redemption proceeds (in excess of $250,000) with securities instead of cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

PAYMENT OF REDEMPTION PROCEEDS

     Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The fund will pay for all shares redeemed within seven days after they receive a redemption request in proper form.


     The fund may require that signatures be guaranteed a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the fund may require a shareholder to furnish additional legal documents to insure proper authorization.

     If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check or bank check.


TELEPHONE TRANSACTIONS

     The fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

RIGHTS RESERVED BY THE FUND

PURCHASES

     At any time and without notice, the fund may:

     o   Stop offering shares;

     o   Reject any purchase order; or

     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The fund will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEMPTIONS

     At any time and without notice, the fund may change or eliminate any of the redemption methods described above, except redemption by mail. The fund may suspend your right to redeem if:

     o   Trading on the New York Stock Exchange is restricted or halted; or

     o The Securities and Exchange Commission allows the fund to delay redemptions.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

SMALL ACCOUNTS

     The fund may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. (See "Buying Shares" for minimum initial investment amounts). This provision does not apply:

     o   To retirement accounts and certain other accounts; or

     o When the value of your account falls because of market fluctuations and not your redemptions.

     The fund will notify you before liquidating your account and allow you 60 days to increase the value of your account.

DISTRIBUTIONS

     Normally, the fund distributes its net investment income quarterly and its net capital gains at least once a year. The fund will automatically reinvest dividends and distributions in additional shares of the fund, unless you elect on your account application to receive them in cash.

FEDERAL TAXES

     The following is a summary of the federal income tax consequences of investing in the fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the fund.

     TAXES ON DISTRIBUTIONS At least annually, the fund will distribute substantially all of its net investment income and its net realized capital gains, if any. Distributions of the fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year the fund will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 866-FMA-8333 to find out when the fund expects to make a distribution to shareholders.

     Each sale of shares of a fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

     More information about taxes is in the Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUND


OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the fund's investment practices and its risks, you should read the SAI.

DERIVATIVES


     The fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objective with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the fund buys or sells. The fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.


SHORT-TERM INVESTING

     The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, the fund may invest up to 100% of its assets in short-term, high-quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the fund's principal investment strategies, and may prevent the fund from achieving its investment objective. The fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. A fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from the policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.

     When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

PORTFOLIO TURNOVER

     The fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the fund. Shareholders must pay tax on such capital gains.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER


     Fiduciary Management Associates, LLC, a Delaware limited liability company located at 55 West Monroe Street, Suite 2550, Chicago, Illinois 60603, is the fund's investment adviser. The adviser manages and supervises the investment of the fund's assets on a discretionary basis, subject to oversight by the Board. The adviser was organized by two senior officers and other senior members of the management team at Fiduciary Management Associates, Inc., the former investment adviser to the fund and the Predecessor Fund, to purchase the former adviser from Old Mutual (US) Holdings, Inc. and continue the investment advisory business of the former adviser. In conection with this transaction which occurred on December 18, 2002, there were no changes in the actual investment management services, administrative functions, supervisory responsibilities or fee arrangements for the fund and the adviser continues the business of the former adviser. The adviser and the former adviser have provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1980.

     For its services, the fund has agreed to pay the adviser a management fee equal to 0.75% of the fund's average net assets. In addition, the adviser has voluntarily agreed to limit the total expenses of the fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.20% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the fund. The adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year, the fund and the Predecessor Fund paid 0.75% of its average net assets in advisory fees to the former adviser.


PORTFOLIO MANAGERS

     A team of the adviser's investment professionals has primary responsibility for the day-to-day management of the fund. For more information on the composition of the team managing the fund, please see the SAI.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

     Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

     For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.


     The fund may pay all or part of the fees paid to financial representatives. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The fund does not pay these service fees on shares purchased directly. In addition, the adviser may, at its own expense, pay financial representatives for these services.

     The adviser may, at its own expense, pay financial representatives or others for distribution and marketing services performed with respect to the fund.

  FINANCIAL HIGHLIGHTS



     The financial highlights table is intended to help you understand the financial performance of the fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all dividends and distributions were reinvested. The information below relates to the fund and the Predecessor Fund. On June 24, 2002, The Advisors' Inner Circle Fund FMA Small Company Portfolio acquired all of the assets of the Predecessor Fund. PricewaterhouseCoopers LLP, independent public accountants, have audited the fund's and the Predecessor Fund's information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the fund at 866-FMA-8333.




     Years Ended October 31,                          2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period           $16.61      $    16.46     $    13.35     $   14.52     $    16.60
                                                    --------     -----------    -----------    ----------    -----------
     Income from Investment Operations:
       Net Investment Income                          0.06            0.08           0.12          0.08           0.07
       Net Realized and Unrealized Gain (Loss)       (0.44)           0.18++         3.10         (1.17)         (0.31)
                                                    --------      ----------    -----------    ----------    -----------
          Total From Investment Operations           (0.38)           0.26           3.22         (1.09)         (0.24)
                                                    --------      ----------    -----------    ----------    -----------
     Distributions:
       Net Investment Income                         (0.05)          (0.10)         (0.11)        (0.08)         (0.07)
       Net Realized Gain                                --              --             --            --          (1.77)
       Return of Capital                                --           (0.01)            --            --             --
                                                    --------      ----------    -----------    ----------    -----------
          Total Distributions                        (0.05)          (0.11)         (0.11)        (0.08)         (1.84)
                                                    --------      ----------    -----------    ----------    -----------
     Net Asset Value, End of Period                 $16.18      $    16.61     $    16.46    $    13.35     $    14.52
                                                    --------      ----------    -----------    ----------    -----------
                                                    --------      ----------    -----------    ----------    -----------
     Total Return+                                   (2.34)%          1.57%         24.27%        (7.63)%        (2.10)%
                                                    --------      ----------    -----------    ----------    -----------
                                                    --------      ----------    -----------    ----------    -----------
     Ratios and Supplemental Data
       Net Assets, End of Period (Thousands)      $136,326        $140,794       $115,885      $135,040       $213,491
       Ratio of Expenses to Average Net Assets        1.13%           1.14%          1.02%*        1.03%*         1.03%*
       Ratio of Net Investment Income to
          Average Net Assets                          0.31%           0.42%          0.75%         0.52%          0.62%
       Portfolio Turnover Rate                          99%             99%           108%          121%            39%

     + Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return would have been lower had certain fees not been waived and expenses assumed by the adviser during the periods indicated.

     ++ The amount shown for the year ended October 31, 2001 for a share outstanding throughout the period does not accord with the aggregate net losses on investments for that period because of sales and repurchases of fund shares in relation to fluctuating market value of the investments of the fund.

     * The expense ratios for these periods reflect fee waivers and/or reimbursements. Had these fees not been waived and/or reimbursed, the ratios would have been 1.19%, 1.20% and 1.11% for the years ended 2000, 1999 and 1998, respectively.


     Amounts designated as "-" are either $0 or have been rounded to $0.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                  [BLANK PAGE]

FMA SMALL COMPANY PORTFOLIO

     Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional information. The annual/semi-annual reports of the fund provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed information about the fund and is incorporated by reference into (legally part of) this prospectus.


     Investors can receive free copies of the statement of additional information, shareholder reports, the fund's privacy policy and other information about the fund or the Predecessor Fund and can make shareholder inquiries by writing to or calling:


                           FMA Small Company Portfolio
                                  PO Box 219009
                              Kansas City, MO 64121
                            (Toll free) 866-FMA-8333



     You can review and copy information about the fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at HTTP://WWW.SEC.GOV. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

     Investment Company Act of 1940 file number: 811-06400.




     FMA-PS-001-0200

                                 FMC SELECT FUND

                               Investment Adviser:
                               FIRST MANHATTAN CO.


                                   PROSPECTUS
                                  MARCH 1, 2003


                         THE ADVISORS' INNER CIRCLE FUND









                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                   APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS



The FMC Select Fund (Fund) is a separate series of The Advisors' Inner Circle Fund (Trust), a mutual fund family that offers shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                       PAGE
                                                                      -----
INVESTMENT STRATEGY OF THE FUND..............................           3

PRINCIPAL RISKS OF INVESTING IN THE FUND.....................           4

PERFORMANCE INFORMATION......................................           5

FUND FEES AND EXPENSES.......................................           6

MORE INFORMATION ABOUT RISK..................................           7

MORE INFORMATION ABOUT FUND INVESTMENTS......................           7

INVESTMENT ADVISER...........................................           8

PORTFOLIO MANAGERS...........................................           8

PURCHASING AND SELLING FUND SHARES...........................           8

DIVIDENDS AND DISTRIBUTIONS..................................          10

TAXES    ....................................................          10

FINANCIAL HIGHLIGHTS.........................................          11

HOW TO OBTAIN MORE INFORMATION ABOUT THE
   FMC SELECT FUND...........................................  Back Cover

                                 FMC SELECT FUND

FUND SUMMARY

Investment Goal                       Total return principally through capital
                                        appreciation and, to a limited degree,
                                        through current income

Investment Focus                      Predominantly U.S. common stocks and to a
                                        lesser degree investment grade fixed
                                        income securities

Share Price Volatility                Medium

Principal Investment Strategy         Investing principally in equity securities
                                        of U.S. companies with medium to large
                                        market capitalizations and secondarily
                                        in investment grade fixed income
                                        securities

Investor Profile                      Investors who seek total return
                                        principally through capital
                                        appreciation with some current income
                                        and who are willing to assume the risk
                                        that net asset value per share will
                                        fluctuate

INVESTMENT STRATEGY OF THE FUND

The FMC Select Fund invests primarily in common stocks of U.S. companies with medium to large market capitalizations (in excess of $1 billion) and secondarily in investment grade fixed income securities. The Fund ordinarily will invest a predominant portion of its net assets (75%-85%) in equity securities and the remainder in fixed income securities, cash and cash equivalents. In selecting equity securities, the Fund emphasizes companies with strong balance sheets, above average returns on equity and businesses that the Adviser believes it understands. In addition, the Fund may invest in companies where not all of these factors may be present, but where the Adviser believes the companies' shares are selling at a market price below their intrinsic value.

In selecting fixed income securities, the Fund emphasizes investment grade debt with incrementally higher yields compared to U.S. Treasury securities, such as corporate or U.S. government agency securities. The Fund seeks added return from these incrementally higher yields rather than from attempting to anticipate interest rate movements. The portfolio of fixed income securities that the Fund owns ordinarily will not have a duration beyond eight years.

The Fund intends to buy and hold equity securities of companies for the long-term, and seeks to limit portfolio turnover. The Fund may sell such a security, however, if it achieves a designated price target or if there is a fundamental change in a company's outlook.

The Fund's investment approach, with its primary emphasis on equity securities and a secondary focus on fixed income securities, has as its objective total return, primarily through capital appreciation. The Fund's fixed income component should lessen returns in rising equity markets and cushion negative returns in falling equity markets.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility which is the principal risk of investing in the Fund.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return. In fact, since the Fund will always have a portion of its assets invested in fixed income securities, it may not perform as well during periods of stock market appreciation as funds that invest only in stocks.

The Fund is also subject to the risk that its investment approach, which blends medium and large capitalization equity securities with fixed income securities, may perform differently than other funds which target a specific equity market segment or that invest in other asset classes.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund from calendar year to calendar year.

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

1996           20.18%
1997           34.10%
1998           13.03%
1999            8.78%
2000           17.91%
2001           11.38%
2002           -9.11%


                       BEST QUARTER        WORST QUARTER
                       ------------       --------------
                          18.29%             (12.76%)
                        (12/31/98)           (9/30/98)

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 INDEX, THE MERRILL LYNCH 1-10 YEAR CORPORATE & GOVERNMENT BOND INDEX AND AN 80/20 BLEND OF THE TWO.

                                                                                                                      ANNUALIZED
                                                                                                                         SINCE
                                                                             1 YEAR                5 YEARS             INCEPTION*
-----------------------------------------------------------------------------------------------------------------------------------
Fund Return Before Taxes ...............................................      -9.11%                 7.98%               14.48%
Fund Return After Taxes on Distributions** .............................     -10.01%                 6.08%               12.59%
Fund Return After Taxes on Distributions and Sale of Fund Shares** .....      -5.53%                 6.13%               11.75%
S&P 500 Index Return (reflects no deduction for fees, expenses,
   or taxes) ...........................................................     -22.10%                -0.58%                8.56%
Merrill Lynch 1-10 Year Corporate & Government Bond Index
   Return (reflects no deduction for fees, expenses, or taxes) .........       9.66%                 7.47%                7.30%
80/20 blend Return (reflects no deduction for fees, expenses, or taxes)      -16.17%                 1.31%                8.59%

  * The Fund's inception date is 5/8/95. Index comparisons begin on 5/31/95.

 ** After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

WHAT IS AN INDEX?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings. The Merrill Lynch 1-10 Year Corporate & Government Bond Index is a widely-recognized index of over 4,500 U.S. Treasury securities, government agency obligations and investment grade corporate debt securities with remaining maturities of 1 to 10 years.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price).......................................  None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value). None Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
   other Distributions (as a percentage of offering price)................  None
Redemption Fee (as a percentage of amount redeemed, if applicable)........  None
Exchange Fee..............................................................  None
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*
------------------------------------------------------------------------------
Investment Advisory Fees...........................................   0.80%
Distribution and Service (12b-1) Fees..............................   None
Other Expenses ....................................................   0.25%
------------------------------------------------------------------------------
Total Annual Fund Operating Expenses...............................   1.05%

 * The annual fund operating expenses shown above are based on the fiscal year ended October 31, 2002.

For more information about the investment advisory fees, see "Investment
Adviser."

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

         1 YEAR              3 YEARS             5 YEARS            10 YEARS
          -----              -------             -------             -------
          $107                $334                $579              $1,283

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on, among other factors, how widely the Fund diversifies its holdings.

EQUITY RISK -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests may cause a fund's net asset value to fluctuate.

FIXED INCOME RISK -- The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

   CALL RISK -- During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

   CREDIT RISK -- The possibility that an issuer will be unable to make timely payments of either principal or interest.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies. The Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that the Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or higher income.

INVESTMENT ADVISER

The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

First Manhattan Co. (FMC or the Adviser) serves as the investment adviser to the Fund. FMC has provided investment advisory services to individuals, partnerships, trusts, pension and employee benefit plans and other institutions since its founding in 1964. As of December 31, 2002, FMC had approximately $8.5 billion in assets under management. For its advisory services to the Fund, FMC is entitled to an annual investment advisory fee of 0.80% of the Fund's average daily net assets. FMC has voluntarily agreed to waive a portion of its fees and reimburse certain expenses of the Fund so that total operating expenses do not exceed 1.10% of the Fund's average daily net assets. For the fiscal year ended October 31, 2002, FMC received advisory fees from the FMC Select Fund of 0.80% of the Fund's average daily net assets.

FMC expects to use its own brokerage facilities for Fund transactions.

PORTFOLIO MANAGERS

Bernard C. Groveman, CFA, is a Senior Managing Director and portfolio manager at the Adviser. He has co-managed the equity investments of the FMC Select Fund since the Fund commenced operations. He has more than 19 years of investment experience. Prior to joining the Adviser in 1985, Mr. Groveman worked at CS First Boston and Lehman Brothers Kuhn Loeb.

A. Byron Nimocks is a Senior Managing Director and portfolio manager at the Adviser. He has co-managed the equity investments of the FMC Select Fund since the Fund commenced operations. He has more than 19 years of investment experience. Prior to joining the Adviser in 1988, Mr. Nimocks worked at E.F. Hutton and Morgan Keegan.

William K. McElroy is a Managing Director and portfolio manager at the Adviser. He has managed the fixed income investments of the FMC Select Fund since the Fund commenced operations. He has more than 34 years of investment experience. Prior to joining the Adviser in 1987, Mr. McElroy managed fixed income securities for Axe-Houghton Management.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.

The Fund is for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from us, complete and send in the attached application. If you need an application or have questions, please call 1-877-FMC-4099 (362-4099).

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by credit card check.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading (usually defined as more than four redemptions from the Fund within a calendar year).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order.

The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, generally the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $10,000 in the Fund. Your subsequent investments in the Fund must be made in amounts of at least $1,000.

The Fund may accept investments of smaller amounts at its discretion. In addition, these minimum purchase requirements may be reduced or waived by the distributor or for investors who purchase shares of the Fund through omnibus accounts maintained by registered broker-dealers who have executed sub-distribution agreements with the distributor. The Adviser has entered into a sub-distribution agreement with the distributor.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $25 per month.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-877-FMC-4099 (362-4099).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to close your account, or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $25,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $10,000 because of redemptions, the Fund may redeem your shares. However, the Fund will always give you at least 60 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income in the form of quarterly dividends and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, LOCAL AND OTHER INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OF FUND SHARES MAY BE A TAXABLE EVENT.

MORE INFORMATION ABOUT TAXES IS AVAILABLE IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal year ended October 31, 2002 has been audited by KPMG LLP, independent auditors of the Fund. The information for prior periods has been audited by a predecessor independent accounting firm. The financial statements and the unqualified opinion of KPMG LLP are included in the annual report of the Fund which is available upon request by calling the Fund at 1-877-FMC-4099 (362-4099).


FOR A SHARE OUTSTANDING THROUGHOUT THE
PERIOD ENDED OCTOBER 31,                                                                 FMC SELECT FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                                 2002            2001           2000        1999        1998
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                            $17.89          $18.69         $19.34      $17.26      $16.82
-----------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                         0.22            0.19           0.15        0.14        0.17
   Realized and Unrealized Gains on Securities                   0.04(1)         1.10           1.78        2.88        1.43
-----------------------------------------------------------------------------------------------------------------------------
   Distributions from Net Investment Income                     (0.22)          (0.18)         (0.18)      (0.11)      (0.17)
   Distributions from Capital Gains                             (0.76)          (1.91)         (2.40)      (0.83)      (0.99)
   Net Asset Value End of Period                               $17.17          $17.89         $18.69      $19.34      $17.26
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     1.21%           7.33%         11.89%      18.18%       9.81%+
-----------------------------------------------------------------------------------------------------------------------------
Net Assets End of Period (000)                               $164,398        $134,948       $108,146    $115,569     $99,961
Ratio of Expenses to Average Net Assets                          1.05%           1.05%          1.06%       1.08%       1.09%
Ratio of Net Investment Income to Average Net Assets             1.25%           1.08%          0.85%       0.73%       1.01%
Ratio of Expenses to Average Net Assets
   (Excluding Waivers)                                           1.05%           1.05%          1.06%       1.08%       1.11%
Ratio of Net Investment Income to Average Net Assets
   (Excluding Waivers)                                           1.25%           1.08%          0.85%       0.73%       0.99%
Portfolio Turnover Rate                                         19.72%          12.68%         24.81%      26.23%      29.72%
=============================================================================================================================

+ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchase of fund shares in relation to fluctuating market value of the investments of the Fund.

================================================================================


                               INVESTMENT ADVISER

                               First Manhattan Co.
                               437 Madison Avenue
                          New York, New York 10022-7001

                                   DISTRIBUTOR

                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  LEGAL COUNSEL

                           Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated March 1, 2003 includes detailed information about The Advisors' Inner Circle Fund and the FMC Select Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-877-FMC-4099 (362-4099)

BY MAIL:  Write to us
FMC Select Fund
P.O. Box 219009
Kansas City, Missouri 64121-9009


From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Fund's Investment Company Act registration number is 811-06400.

FMC-PS-001-0200

================================================================================




================================================================================


                                 FMC SELECT FUND



                                   PROSPECTUS
                                  MARCH 1, 2003



ADVISED BY:
FIRST MANHATTAN CO.


================================================================================

                            FMC STRATEGIC VALUE FUND

                               Investment Adviser:
                               FIRST MANHATTAN CO.

                                   PROSPECTUS
                                  MARCH 1, 2003

                         THE ADVISORS' INNER CIRCLE FUND









     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The FMC Strategic Value Fund (Fund) is a separate series of The Advisors' Inner Circle Fund (Trust), a mutual fund family that offers shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                            PAGE
                                                                           -----
INVESTMENT STRATEGY OF THE FUND......................................        3

PRINCIPAL RISKS OF INVESTING IN THE FUND.............................        3

PERFORMANCE INFORMATION..............................................        4

FUND FEES AND EXPENSES...............................................        5

MORE INFORMATION ABOUT RISK..........................................        6

MORE INFORMATION ABOUT FUND INVESTMENTS..............................        6

INVESTMENT ADVISER...................................................        6

PORTFOLIO MANAGER....................................................        7

PURCHASING AND SELLING FUND SHARES...................................        7

DIVIDENDS AND DISTRIBUTIONS..........................................        8

TAXES    ............................................................        9

FINANCIAL HIGHLIGHTS.................................................       10

HOW TO OBTAIN MORE INFORMATION ABOUT THE
   FMC STRATEGIC VALUE FUND ....................................... Back Cover

                            FMC STRATEGIC VALUE FUND

FUND SUMMARY

Investment Goal                       Long-term capital appreciation

Investment Focus                      Small to mid cap U.S. common stocks

Share Price Volatility                High

Principal Investment Strategy         Investing in equity securities of U.S.
                                        companies with small to medium market
                                        capitalizations that the Adviser
                                        considers undervalued by the market

Investor Profile                      Investors who seek long-term capital
                                        appreciation, and are willing to assume
                                        the risks of equity investing

INVESTMENT STRATEGY OF THE FUND

The FMC Strategic Value Fund invests primarily in common stocks of U.S. companies with small to medium market capitalizations (between $250 million and $5 billion) that the Adviser believes are selling at a market price below their true value and offer the potential to increase in value. In selecting investments, the Fund emphasizes companies where the Adviser believes it has a substantial understanding of the industry and the business in which the company operates. The Fund also seeks to invest in companies where the Adviser has identified a catalyst which could have a significant positive impact on the market price of the company's stock. The Fund intends to buy and hold securities of companies for the long-term, and seeks to limit portfolio turnover. The Fund may sell a security, however, if the security achieves a designated price target or there is a fundamental change in a company's outlook.


PRINCIPAL RISKS OF INVESTING IN THE FUND

Because it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger capitalization companies. In particular, these smaller capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively smaller management group than larger capitalization companies. As a result, small cap stocks may be more volatile than larger cap companies. These securities may be traded over the counter or listed on an exchange.

The Fund is also subject to the risk that small and medium capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund from calendar year to calendar year.


[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

1999                5.43%
2000               30.08%
2001               15.99%
2002                1.96%

                BEST QUARTER                WORST QUARTER
                ------------               --------------
                   16.18%                     (11.99%)
                 (12/31/01)                  (9/30/02)

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL 2000 VALUE INDEX.


                                                                                           ANNUALIZED
                                                                       1 YEAR           SINCE INCEPTION*
---------------------------------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES ...........................................    1.96%                13.20%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS** .........................    1.75%                11.21%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
    FUND SHARES** ..................................................    1.35%                10.11%
RUSSELL 2000 VALUE INDEX RETURN (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES, OR TAXES) .............................................  -11.43%                 8.22%

 * The Fund's inception date is 8/17/98. Index comparison begins on 8/31/98.
** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

WHAT IS AN INDEX?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of companies with lower growth rates and price-to-book ratios.


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
   of offering price)......................................................................          None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)..................          None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
   other Distributions (as a percentage of offering price).................................          None
Redemption Fee (as a percentage of amount redeemed, if applicable).........................          None
Exchange Fee...............................................................................          None
---------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*
---------------------------------------------------------------------------------------------------------------
Investment Advisory Fees*..................................................................          1.00%*
Distribution and Service (12b-1) Fees......................................................          None
Other Expenses ............................................................................          0.56%
---------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses.......................................................          1.56%

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser waived its fees and reimbursed certain expenses of the Fund in order to keep total operating expenses at a specified level. The Adviser may discontinue all or part of these waivers and reimbursements at any time. With these fee waivers and reimbursements, the Fund's actual total operating expenses for the fiscal year ended October 31, 2002 were as follows:

                  FMC Strategic Value Fund               1.30%

For more information about the investment advisory fees, see "Investment
Adviser."

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

      1 YEAR              3 YEARS             5 YEARS            10 YEARS
       -----              -------             -------             -------
       $159                $493                $850               $1,856

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The investment manager invests Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on, among other factors, how widely the Fund diversifies its holdings.

EQUITY RISK -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests may cause a fund's net asset value to fluctuate.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies. The Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that the Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains.


INVESTMENT ADVISER

The investment adviser makes investment decisions for the Fund and continually reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

First Manhattan Co. (FMC or the Adviser) serves as the investment adviser to the Fund. FMC has provided investment advisory services to individuals, partnerships, trusts, pensions and employee benefit plans and other institutions since its founding in 1964. As of December 31, 2002, FMC had approximately $8.5 billion in assets under management. For its advisory services to the Fund, FMC is entitled to receive 1.00% of the Fund's average daily net assets. FMC has voluntarily agreed to waive its fees and reimburse certain expenses of the Fund so that total operating expenses do not exceed 1.30% of the Fund's average daily net assets. For the fiscal year ended October 31, 2002, FMC received advisory fees from the FMC Strategic Value Fund of 0.74% of the Fund's average daily net assets (after waivers).

FMC expects to use its own brokerage facilities for Fund transactions.

PORTFOLIO MANAGER

Edward I. Lefferman, CFA is a Managing Director and portfolio manager with the Adviser. He has been with the Adviser since 1984 and he has managed the Fund since it commenced operations. Mr. Lefferman has more than 34 years of investment experience. Prior to joining the Adviser, Mr. Lefferman served as a senior research analyst at Lehman Brothers.


PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.

The Fund is for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from us, complete and send in the attached application. If you need an application or have questions, please call 1-877-FMC-4099 (362-4099).

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by credit card check.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

GENERAL INFORMATION
You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading (usually defined as more than four redemptions out of the Fund within a calendar year).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order.

The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, generally the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW WE CALCULATE NAV
NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES
To purchase shares for the first time, you must invest at least $10,000 in the Fund. Your subsequent investments in the Fund must be made in amounts of at least $1,000.

The Fund may accept investments of smaller amounts at its discretion. In addition, these minimum purchase requirements may be reduced or waived by the distributor or for investors who purchase shares of the Fund through omnibus accounts maintained by registered broker-dealers who have executed sub-distribution agreements with the distributor. The Adviser has entered into a sub-distribution agreement with the distributor.

SYSTEMATIC INVESTMENT PLAN
If you have a checking or savings account with a bank, you may purchase shares of the Fund automatically through regular deductions from your account in amounts of at least $25 per month.


HOW TO SELL YOUR FUND SHARES
If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-877-FMC-4099 (362-4099).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to close your account, or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN
If you have at least $25,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semiannual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY
Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


REDEMPTIONS IN KIND
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES
If your account balance drops below $10,000 because of redemptions, the Fund may redeem your shares. But, the Fund will always give you at least 60 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES
The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income in the form of quarterly dividends and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, LOCAL AND OTHER INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OF FUND SHARES IS A TAXABLE EVENT.

MORE INFORMATION ABOUT TAXES IS AVAILABLE IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal year ended October 31, 2002 has been audited by KPMG LLP, independent auditors of the Fund. The information for prior periods has been audited by a predecessor independent accounting firm. The financial statements and the unqualified opinion of KPMG LLP are included in the annual report of the Fund which is available upon request by calling the Fund at 1-877-FMC-4099 (362-4099).


FOR A SHARE OUTSTANDING THROUGHOUT THE
PERIOD ENDED OCTOBER 31,                                              FMC STRATEGIC VALUE FUND
----------------------------------------------------------------------------------------------------------------
                                                     2002           2001          2000        1999      1998(1)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING
   OF PERIOD....................................   $12.19         $12.26        $10.31      $10.40       $10.00
----------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss).................    (0.02)          0.07          0.09        0.07         0.03
   Realized and Unrealized Gains or
      (Losses) on Securities ...................     1.05           1.76          2.29      (0.05)         0.39
----------------------------------------------------------------------------------------------------------------
   Distributions from Net
     Investment Income..........................       --          (0.07)        (0.08)      (0.07)       (0.02)
   Distributions from Capital Gains.............    (0.71)         (1.83)        (0.35)      (0.04)          --
   Net Asset Value End of Period................   $12.51         $12.19        $12.26      $10.31       $10.40
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................     8.57%         16.91%        23.96%       0.26%        4.25%+
----------------------------------------------------------------------------------------------------------------
Net Assets End of Period (000) .................  $31,671        $18,157       $11,076      $9,552       $5,691
Ratio of Expenses to Average
   Net Assets...................................     1.30%          1.30%         1.30%       1.30%        1.30%
Ratio of Net Investment Income to
   Average Net Assets...........................    (0.19)%          0.55%        0.81%       0.59%        1.45%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)...............     1.56%          2.31%         2.81%       3.10%        5.07%
Ratio of Net Investment Income (Loss)
   to Average Net Assets
   (Excluding Waivers)..........................    (0.45)%        (0.46)%       (0.70)%     (1.21)%      (2.32)%
Portfolio Turnover Rate.........................     3.26%         29.75%        23.93%      11.85%        6.86%
=================================================================================================================

  + Total return is for the period indicated and has not been annualized.
    Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1) The FMC Strategic Value Fund commenced operations on August 17, 1998. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.

[BLANK PAGE]

================================================================================

                               INVESTMENT ADVISER
                               First Manhattan Co.
                               437 Madison Avenue
                          New York, New York 10022-7001

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated March 1, 2003 includes detailed information about The Advisors' Inner Circle Fund and the FMC Strategic Value Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-877-FMC-4099 (362-4099)

BY MAIL: Write to us
FMC Strategic Value Fund
P.O. Box 219009
Kansas City, Missouri 64121-9009


From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Fund's Investment Company Act registration number is 811-06400.

FMC-PS-002-0200
================================================================================


================================================================================

                                  FMC STRATEGIC
                                   VALUE FUND



                                   PROSPECTUS
                                  MARCH 1, 2003



ADVISED BY:
FIRST MANHATTAN CO.

================================================================================

                              HGK EQUITY VALUE FUND

                               Investment Adviser:
                           HGK ASSET MANAGEMENT, INC.


                                   PROSPECTUS
                                  MARCH 1, 2003


                         THE ADVISORS' INNER CIRCLE FUND









                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                   APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS


The HGK Equity Value Fund (Fund) is a separate series of The Advisors' Inner Circle Fund (Trust), a mutual fund family that offers shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                           PAGE
                                                                           -----
INVESTMENT STRATEGY OF THE HGK EQUITY VALUE FUND.............                3

PRINCIPAL RISKS OF INVESTING IN THE HGK EQUITY VALUE FUND....                3

PERFORMANCE INFORMATION......................................                4

FUND FEES AND EXPENSES.......................................                5

MORE INFORMATION ABOUT RISK..................................                7

MORE INFORMATION ABOUT FUND INVESTMENTS......................                7

INVESTMENT ADVISER...........................................                7

PORTFOLIO MANAGERS...........................................                8

THE ADVISER'S PAST PERFORMANCE...............................                8

PURCHASING AND SELLING FUND SHARES...........................                9

DISTRIBUTION OF FUND SHARES..................................               12

DIVIDENDS AND DISTRIBUTIONS..................................               12

TAXES    ....................................................               12

FINANCIAL HIGHLIGHTS.........................................               13

HOW TO OBTAIN MORE INFORMATION ABOUT THE
   HGK EQUITY VALUE FUND.....................................       Back Cover

                              HGK EQUITY VALUE FUND
FUND SUMMARY

Investment Goal                    Long-term capital appreciation

Investment Focus                   Large capitalization U.S. common stocks

Share Price Volatility             Medium

Principal Investment Strategy      Investing in common stocks of large-sized
                                      companies which are undervalued
                                      relative to their ability to generate cash flows

Investor Profile                   Investors who seek long-term capital
                                      appreciation and who are willing to bear the risks of investing in equity securities

INVESTMENT STRATEGY OF THE HGK EQUITY VALUE FUND

The Fund invests primarily (at least 80% of its net assets) in equity securities. The Adviser focuses on common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion) that it believes exhibit value characteristics. In choosing investments for the Fund, the Adviser identifies value through in-depth cash flow analysis, selecting securities of those companies that exhibit improving cash flow return on investments and that currently trade at a price below the present value of their discounted cash flows. The Adviser's process seeks to eliminate the accounting distortions inherent in financial statements and allow comparisons between companies based on their ability to generate cash flow for a given level of invested capital. The Adviser also incorporates traditional "value criteria," such as price/earnings ratios, to reinforce and enhance the investment selection process.

The Adviser employs a sell discipline for individual stocks based on a discounted cash flow model. Using consensus earnings estimates and historical asset growth rates, a model of future cash flows is constructed with a duration based on a company's average asset life and a residual value comprised of cash, land, accounts receivable, and inventories. A company-specific discount rate is then applied to the cash flows and residual value, resulting in a present value for the stock. When a stock's present value reaches its market price, it becomes a candidate for sale.

The Adviser seeks to keep the Fund well-diversified and exposed to all major market sectors (such as technology, consumer staples, etc.) in the Standard & Poor's 500 Composite Index (S&P 500) and will overweight sectors which it believes are undervalued. The Adviser will attempt to avoid overweighting the Fund's position in any specific sector beyond 150% of the weighting that sector has in the S&P 500. Conversely, for sectors that it believes are overvalued, the Adviser will attempt to avoid underweighting the Fund's position in any specific sector below 50% of the weighting that sector has in the S&P 500.

PRINCIPAL RISKS OF INVESTING IN THE HGK EQUITY VALUE FUND

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is subject to the risk that large capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from calendar year to calendar year. The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

2000             6.34%
2001            -1.44%
2002           -24.15%


               BEST QUARTER                        WORST QUARTER
               ------------                       --------------
                  11.34%                             (20.76%)
               (12/31/2001)                        (9/30/2002)


AVERAGE ANNUAL TOTAL RETURNS


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002, TO THOSE OF THE WILSHIRE TARGET LARGE COMPANY VALUE INDEX, THE WILSHIRE LARGE VALUE INDEX, THE S&P 500 COMPOSITE INDEX AND THE FRANK RUSSELL 1000 VALUE INDEX.


                                                                              YEAR                SINCE INCEPTION*
-------------------------------------------------------------------------------------------------------------------

FUND RETURN BEFORE TAXES .................................................   (24.15)%                   (8.14)%

FUND RETURN AFTER TAXES ON DISTRIBUTIONS** ...............................   (28.54)%                  (10.17)%

FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES** .......   (17.35)%                   (7.62)%

WILSHIRE TARGET LARGE COMPANY VALUE INDEX (REFLECTS NO
    DEDUCTION FOR FEES, EXPENSES, OR TAXES) ..............................   (17.42)%                   (7.16)%

WILSHIRE LARGE VALUE INDEX (REFLECTS NO DEDUCTION FOR FEES,
    EXPENSES, OR TAXES) ..................................................   (18.04)%                   (8.57)%

S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES,
    EXPENSES, OR TAXES) ..................................................   (22.10)%                  (10.74)%

RUSSELL 1000 VALUE INDEX (REFLECTS NO DEDUCTION FOR FEES,
    EXPENSES, OR TAXES) ..................................................   (15.52)%                   (5.79)%

 * The Fund's inception date is 6/9/99. Index comparisons begin on 6/30/99.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Wilshire Target Large Company Value Index is a focused measurement of the large cap sector of the market. The Index is comprised of large companies (with market capitalization currently extending down to approximately $2.1 billion) that are monitored using a variety of relative value criteria, the goal of which is to capture the most attractive value opportunities available. The Wilshire Large Value Index is a focused measurement of the large cap value sector of the market. It is a market capitalization weighted index which includes securities from the Wilshire Large Cap 750 Index that meet Wilshire's criteria for value. The S&P 500 Index is a capitalization weighted index of 500 stocks intended to be a representative sample of leading companies of leading industries within the U.S. economy. The Frank Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*.................................................... 5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value). None Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
   other Distributions (as a percentage of offering price)................  None
Redemption Fee (as a percentage of amount redeemed, if applicable)........  None
Exchange Fee..............................................................  None
--------------------------------------------------------------------------------
* This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*
--------------------------------------------------------------------------------
Investment Advisory Fees............................................      0.90%
Distribution and Service (12b-1) Fees...............................      0.25%
Other Expenses .....................................................      3.04%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses................................      4.19%
Fee Waivers and Expense Reimbursements..............................     (2.69%)
--------------------------------------------------------------------------------
Net Expenses........................................................      1.50%
--------------------------------------------------------------------------------

* The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.50% for a period of one year from the date of this prospectus.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

           1 YEAR              3 YEARS             5 YEARS            10 YEARS
            -----              -------             -------             -------
            $694               $1,521              $2,360              $4,520

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.



MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains. Of course, we cannot guarantee that the Fund will achieve its investment goal.

INVESTMENT ADVISER

The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's respective investment program. The Trust's Board of Trustees supervises the adviser and establishes policies that the adviser must follow in its management activities.


HGK Asset Management, Inc. ("HGK" or the "Adviser"), serves as the investment adviser to the Fund. HGK has provided equity, fixed income and balanced asset management services for the assets of institutional and individual investors since its inception in 1983. As of December 31, 2002, HGK had approximately $1.8 billion in assets under management. For its advisory services to the Fund, HGK is entitled to receive 0.90% of the average daily net assets of the Fund. HGK has contractually agreed, for a period of one year from the date of this prospectus, to waive a portion of its fees and reimburse certain expenses for the Fund so that total operating expenses do not exceed 1.50% of the Fund's average daily net assets. For the fiscal year ended October 31, 2002, HGK waived the entire amount of its advisory fee.


The Adviser may use its affiliates as brokers for Fund transactions.

PORTFOLIO MANAGERS

Michael Pendergast, CFA serves as a Managing Director and is the Senior Equity Portfolio Manager for HGK and co-manages the HGK Equity Value Fund. He has more than 19 years of investment experience. Prior to joining HGK in 1983, Mr. Pendergast served as an equity portfolio manager at L.F. Rothchild, Unterberg, Towbin.

Paul B. Carlson, CFA serves as a Portfolio Manager for HGK and co-manages the HGK Equity Value Fund. He has more than 14 years of investment experience. Prior to joining HGK in 1991, Mr. Carlson served as a trading assistant at Dillon, Read.

THE ADVISER'S PAST PERFORMANCE

The following table represents the average annual return for all of the accounts managed by HGK with investment goals and strategies that are substantially similar to those of the Fund and a comparison to the Fund's performance benchmarks. These similarly managed accounts are referred to as "composites." The composites were managed by the same portfolio managers that currently manage the investments of the Fund. The composite performance has been adjusted based on the applicable sales charges and the estimated total operating expenses of the Fund, based on the Adviser's contractual agreement to waive its fees and reimburse fund expenses to limit the Fund's expenses to 1.50% of average daily net assets. This adjustment reduces the actual performance of the composites. The comparison of the composites to the benchmarks is meant to provide you with a general sense of how the composites performed compared to appropriate broad-based equity market indices. In addition, the composites were not registered mutual funds so they were not subject to the same investment and tax restrictions as the Fund. If they had been, the composites' performance might have been lower. The past performance of the composites is no guarantee of the future performance of the Fund.





                                               AVERAGE ANNUAL TOTAL RETURN FOR
                                                 THE PERIODS ENDED 12/31/02
                                           -------------------------------------
COMPOSITES/BENCHMARKS                            1 YEAR     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
HGK Equity Value Composite
   (reflects sales load and fees) ..........   (28.00)%     (2.29)%       7.74%
HGK Equity Value Composite
   (without sales load and fees) ...........   (22.31)%       0.34%       9.87%
Wilshire Target Large Company Value Index ..   (17.42)%     (1.55)%       8.46%
Wilshire Large Value Index .................   (18.04)%     (1.09)%       9.68%
S&P 500 Index ..............................   (22.10)%     (0.58)%       9.34%
Russell 1000 Value Index ...................   (15.52)%       1.16%      10.81%

PURCHASING AND SELLING
FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Fund.

The Fund is for individual and institutional investors.

HOW TO PURCHASE FUND SHARES


To purchase shares directly from us, complete and send in the attached application. If you need an application or have questions, please call 1-877-DIAL-HGK (342-5445).

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by credit card check.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.


GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the NYSE or the Federal Reserve is closed.

A Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order plus, the applicable front-end sales charge.

The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $2,000 in the Fund. There is no minimum for subsequent investments in the Fund. The Fund may accept investments of smaller amounts at its discretion.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares of the Fund automatically through regular deductions from your account in amounts of at least $25 per month.

SALES CHARGES

FRONT-END SALES CHARGES

The offering price of Fund shares is the NAV next calculated after the Fund receives your request, plus the front-end sales load.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

                                        YOUR SALES               YOUR SALES
                                       CHARGE AS A              CHARGE AS A
                                        PERCENTAGE               PERCENTAGE
                                       OF OFFERING              OF YOUR NET
   IF YOUR INVESTMENT IS:                    PRICE               INVESTMENT
--------------------------------------------------------------------------------
Less than $50,000.....................       5.50%                    5.82%
$50,000 but less than
  $100,000............................       4.75%                    4.99%
$100,000 but less than
  $250,000............................       3.75%                    3.90%
$250,000 but less than
  $500,000............................       2.75%                    2.83%
$500,000 but less than
  $1,000,000..........................       2.00%                    2.04%
$1,000,000 and over ..................       0.00%                    0.00%

WAIVER OF FRONT-END SALES CHARGE

The front-end sales charge will be waived on shares purchased:

o through reinvestment of dividends and distributions;

o by employees, and members of their immediate family, of HGK and its affiliates and vendors;

o by employees and retirees of the Administrator or Distributor;

o by Trustees and officers of the Trust;


o by all Taft-Hartley labor unions and their members and their immediate family members, and sold through HGK (purchases made through brokers and dealers that are not affiliated with HGK may be subject to a sales charge); or


o by existing clients of HGK.

REDUCED SALES CHARGES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Fund will only consider the value of shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase the shares over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of shares sold subject to a sales charge. As a result, shares of the Fund purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 4.0% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to the shares you purchase with a Letter of Intent.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

HOW TO SELL YOUR FUND SHARES


If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-877-DIAL-HGK (342-5445).


If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to close your account, or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $50,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. The Fund may waive the $50,000 minimum account size for the systematic withdrawal plan at its discretion.


RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $2,000 because of redemptions, the Fund may redeem your shares. But, the Fund will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution fees, as a percentage of average daily net assets, are 0.25%.


DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.


TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OF FUND SHARES MAY BE A TAXABLE EVENT.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                              FINANCIAL HIGHLIGHTS



The table that follows presents performance information about the HGK Equity Value Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal year ended October 31, 2002, has been audited by KPMG LLP, independent auditor of the Fund. The information for prior periods has been audited by a predecessor independent accounting firm. The financial statements and the unqualified opinion of KPMG LLP are included in the annual report of the fund, which is available upon request by calling the fund at 1-877-DIAL-HGK (342-5445).


FOR A SHARE OUTSTANDING THROUGHOUT THE
PERIOD ENDED OCTOBER 31,                                                            HGK EQUITY VALUE FUND
-------------------------------------------------------------------------------------------------------------------
                                                                    2002         2001          2000         1999(1)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                                $8.46        $9.45         $9.32        $10.00
-------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                            0.07         0.07          0.07          0.02
   Realized and Unrealized Gains or (Losses) on Securities         (1.66)       (0.78)         0.28         (0.68)
-------------------------------------------------------------------------------------------------------------------
   Distributions from Net Investment Income                        (0.07)       (0.06)        (0.06)        (0.02)
   Distributions from Capital Gains                                   --        (0.22)        (0.16)           --
   Net Asset Value End of Period                                   $6.80        $8.46         $9.45         $9.32
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                      (18.97)%      (7.67)%        3.79%        (6.46)%+
-------------------------------------------------------------------------------------------------------------------
Net Assets End of Period (000)                                    $5,241       $5,117        $5,797        $6,420
Ratio of Expenses to Average Net Assets                             1.50%        1.50%         1.50%         1.50%
Ratio of Net Investment Income to Average Net Assets                0.80%        0.72%         0.67%         0.52%
Ratio of Expenses to Average Net Assets (Excluding Waivers
   and Reimbursements)                                              4.19%        4.56%         4.27%         5.53%
Ratio of Net Investment Income (Loss) to Average Net Assets
   (Excluding Waivers and Reimbursements)                          (1.89)%      (2.34)%       (2.10)%       (3.51)%
Portfolio Turnover Rate                                            33.70%       57.25%        29.98%         5.01%
=====================================================================================================================

Amounts designated as -- are either $0 or have been rounded to $0.
(1) The HGK Equity Value Fund commenced operations on June 9, 1999. All ratios for the period have been annualized.
+ Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.

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                               INVESTMENT ADVISER
                           HGK Asset Management, Inc.
                            525 Washington Boulevard
                          Jersey City, New Jersey 07310

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated March 1, 2003, includes detailed information about The Advisors' Inner Circle Fund and the HGK Equity Value Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list the Fund's holdings and contain information from the Fund's managers about strate-gies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:
BY TELEPHONE:  CALL 1-877-DIAL-HGK (342-5445)


BY MAIL:  Write to us
HGK Equity Value Fund
P.O. Box 219009
Kansas City, Missouri 64121-9009


BY E-MAIL:  pkosara@frontiernet.net

BY INTERNET:  www.hgk.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Advisors' Inner Circle Fund's Investment Company Act registration number is 811-06400.


HGK-PS-006-0500



                                   PROSPECTUS

                                  MARCH 1, 2003


                                       HGK
                                EQUITY VALUE FUND


                                 [LOGO OMITTED]


                                   ADVISED BY

                           HGK ASSET MANAGEMENT, INC.

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS

                                  March 1, 2003

                             HGK MID CAP VALUE FUND

                               Investment Adviser:
                           HGK ASSET MANAGEMENT, INC.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                              ABOUT THIS PROSPECTUS

The HGK Mid Cap Value Fund (Fund) is a separate series of The Advisors' Inner Circle Fund (Trust), a mutual fund family that offers shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about the Fund, please see:

     INVESTMENT STRATEGY OF THE HGK MID CAP VALUE FUND.......................XXX
     PRINCIPAL RISKS OF INVESTING IN THE HGK MID CAP VALUE FUND..............XXX
     FUND FEES AND EXPENSES..................................................XXX
     MORE INFORMATION ABOUT RISK.............................................XXX
     MORE INFORMATION ABOUT FUND INVESTMENTS.................................XXX
     INVESTMENT ADVISER......................................................XXX
     PORTFOLIO MANAGER.......................................................XXX
     THE ADVISER'S PAST PERFORMANCE..........................................XXX
     PURCHASING, SELLING AND EXCHANGING FUND SHARES..........................XXX
     DIVIDENDS AND DISTRIBUTIONS.............................................XXX
     TAXES...................................................................XXX
     HOW TO OBTAIN MORE INFORMATION ABOUT....................................XXX
     THE HGK MID CAP VALUE FUND.......................................Back Cover

HGK Mid Cap Value Fund

Fund Summary

Investment Goal                         Long-term capital appreciation

Investment Focus                        Medium capitalization U.S. common stocks

Share Price Volatility                  High

Principal Investment Strategy           Investing in common stocks of
                                        medium-sized U.S. companies which are
                                        undervalued relative to their ability to generate cash flows Investor Profile
                                        Investors who seek long-term capital
                                        appreciation and who are willing to bear the risks of investing in equity securities of medium-sized companies

INVESTMENT STRATEGY OF THE HGK MID CAP VALUE FUND

The Fund invests primarily (at least 80% of its net assets) in equity securities of companies with medium market capitalizations (between $1 billion and $5 billion). The Adviser focuses on common stocks of established U.S. companies that it believes exhibit value characteristics. In choosing investments for the Fund, the Adviser identifies value through in-depth cash flow analysis, selecting securities of those companies that exhibit improving cash flow return on investment and that trade at a price below the present value of their discounted cash flows. The Adviser's process seeks to eliminate the accounting distortions inherent in financial statements and allow comparisons between companies based on their ability to generate cash flow for a given level of invested capital. The Adviser also incorporates traditional "value criteria," such as price/earnings ratios, to reinforce and enhance the investment selection process.

The Adviser seeks to keep the Fund well-diversified and exposed to all major market sectors (such as technology, consumer staples, etc.) represented in the broad market and will overweight sectors which it believes are undervalued. The Adviser will attempt to avoid significant overweighting or underweighting of the Fund's position in any specific sector.

The Adviser employs a sell discipline for individual stocks based on a discounted cash flow model. Using consensus earnings estimates and historical asset growth rates, a model of future cash flows is constructed with a duration based on a company's average asset life and a residual value comprised of cash, land, accounts receivable, and inventories. A company-specific discount rate is then applied to the cash flows and residual value, resulting in a present value for the stock. When a stock's present value reaches its market price, it becomes a candidate for sale.

PRINCIPAL RISKS OF INVESTING IN THE HGK MID CAP VALUE FUND

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange and may or may not pay dividends.

The Fund is also subject to the risk that medium capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.

PERFORMANCE INFORMATION

The Fund is new and therefore does not have a performance history for a full calendar year.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

---------------------------------------------------------------------------------------------- --------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*              5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                          None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a
percentage of offering price)                                                                      None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                 None
Exchange Fee                                                                                       None
---------------------------------------------------------------------------------------------- --------------

*        This sales charge varies depending upon how much you invest.
         See "Purchasing Fund Shares."

Annual Fund Operating Expenses (expenses deducted from Fund assets)*

--------------------------------------------------------------------- ----------
Investment Advisory Fees                                                  0.90%
Distribution and Service (12b-1) Fees                                     0.25%
Other Expenses                                                            1.03%
                                                                          -----
Total Annual Fund Operating Expenses                                      2.18%
Fee Waivers and Expense Reimbursements                                   (0.68%)
                                                                         -------
Net Expenses                                                              1.50%

* The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.50% for a period of one year from the date of this prospectus. Other Expenses are estimated. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."
--------------------------------------------------------------------------------

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

            1 Year                        3 Years
             $694                         $1,133

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains. Of course, we cannot guarantee that the Fund will achieve its investment goal.

INVESTMENT ADVISER

The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees supervises the adviser and establishes policies that the adviser must follow in its management activities.

HGK Asset Management, Inc. ("HGK" or the "Adviser"), serves as the investment adviser to the Fund. HGK has provided equity, fixed income and balanced asset management services for the assets of institutional and individual investors since its inception in 1983. As of December 31, 2002, HGK had approximately $1.8 billion in assets under management. For its advisory services to the Fund, HGK is entitled to receive 0.90% of the average daily net assets of the Fund. HGK has contractually agreed, for a period of one year from the date of this prospectus, to waive a portion of its fees and reimburse certain expenses for the Fund so that total operating expenses do not exceed 1.50% of the Fund's average daily net assets.

PORTFOLIO MANAGER

Arthur E. Coia, II serves as a managing director of HGK and manages the HGK Mid Cap Value Fund. He has more than 10 years of investment experience. Prior to joining HGK in 1998, Mr. Coia managed equity accounts for a Manhattan investment firm.

THE ADVISER'S PAST PERFORMANCE

The following table represents the average annual return for all of the accounts managed by HGK with investment goals and strategies that are substantially similar to those of the Fund and a comparison to the Fund's performance benchmark. These similarly managed accounts are referred to as "composites." The composites were managed by the same portfolio managers that currently manage the investments of the Fund. The composite performance has been adjusted based on the applicable sales charges and the estimated total operating expenses of the Fund, based on the Adviser's contractual agreement to waive its fees and reimburse fund expenses to limit the Fund's expenses to 1.50% of average daily net assets. This adjustment reduces the actual performance of the composites. The comparison of the composites to the benchmarks is meant to provide you with a general sense of how the composites performed compared to an appropriate broad-based equity market index. In addition, the composites were not registered mutual funds so they were not subject to the same investment and tax restrictions as the Fund. If they had been, the composites' performance might have been lower. The past performance of the composites is no guarantee of the future performance of the Fund.

------------------------------------------------------------------------ -----------------------------------------------
                                                                                       Average Annual Total Return
                                                                                      for the Periods Ended 12/31/01
------------------------------------------------------------------------ -----------------------------------------------
------------------------------------------------------------------------ ------------------ -------------- -------------
                                                                                 1 Year         3 Year         Since
                                                                                                               Inception
                                                                                                               (7/1/98)
------------------------------------------------------------------------ ------------------ -------------- -------------
------------------------------------------------------------------------ ------------------ -------------- -------------
HGK Mid Cap Value Composite (reflects sales load and fees)                       (13.68)%       4.25%           (0.83)%
------------------------------------------------------------------------ ------------------ -------------- -------------
------------------------------------------------------------------------ ------------------ -------------- -------------
HGK Mid Cap Value Composite (without sales load and fees)                         (7.07)%       7.76%            1.94%
------------------------------------------------------------------------ ------------------ -------------- -------------
------------------------------------------------------------------------ ------------------ -------------- -------------
Wilshire Target Mid Cap 750 Index                                                 (19.13)%      (6.01)%          0.28%
------------------------------------------------------------------------ ------------------ -------------- -------------

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Wilshire Mid Cap 750 Universe is a measurement of the middle capitalization companies in the Target Top 2500 Universe (consists of the 2500 largest common stocks by market capitalization in the Wilshire 5000 Index in June of each year). The Wilshire Mid Cap 750 Universe is an overlay of the large and small capitalization universes, and currently ranges from the $4.1 billion to the $1.1 billion market capitalization level.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Fund.

The Fund is for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from us, complete and send in the attached application. If you need an application or have questions, please call 1-877-DIAL-HGK (342-5445).

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Fund does not accept purchases made by credit card check.

Checks for accounts such as individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts must be made payable to "HGK Mid Cap Value Fund" or to one or more owners of the account and endorsed to "HGK Mid Cap Value Fund." For all other accounts, the check must be made payable on its face to "HGK Mid Cap Value Fund."

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the NYSE or the Federal Reserve is closed.

A Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order plus, the applicable front-end sales charge.

Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $2,000 in the Fund. There is no minimum for subsequent investments in the Fund. The Fund may accept investments of smaller amounts at its discretion.

Systematic Investment Plan

If you have a checking or savings account with a bank, you may purchase shares of the Fund automatically through regular deductions from your account in amounts of at least $25 per month.

SALES CHARGES

FRONT-END SALES CHARGES

The offering price of Fund shares is the NAV next calculated after the Fund receives your request, plus the front-end sales load.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:


                                          Your Sales Charge as a         Your Sales Charge as a
                                          Percentage of Offering         Percentage of Your Net
If Your Investment is:                             Price                       Investment
--------------------------------------- ---------------------------- -------------------------------
Less than $50,000                                  5.50%                         5.82%
$50,000 but less than $100,000                     4.75%                         4.99%
$100,000 but less than $250,000                    3.75%                         3.90%
$250,000 but less than $500,000                    2.75%                         2.83%
$500,000 but less than $1,000,000                  2.00%                         2.04%
$1,000,000 and over                                0.00%                         0.00%

WAIVER OF FRONT-END SALES CHARGE

The front-end sales charge will be waived on shares purchased:

o through reinvestment of dividends and distributions;
o by employees, and members of their immediate family, of HGK and its affiliates and vendors;
o by employees and retirees of the Administrator or Distributor;
o by Trustees and officers of the Trust;
o by all Taft-Hartley labor unions and their members and sold through HGK (purchases made through brokers and dealers that are not affiliated with HGK may be subject to a sales charge); or
o by existing clients of HGK.

REDUCED SALES CHARGES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Fund will only consider the value of shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

Letter of Intent. You may purchase shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase the shares over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of shares sold subject to a sales charge. As a result, shares of the Fund purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 4.0% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to the shares you purchase with a Letter of Intent.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-877-DIAL-HGK.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to close your account, or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $50,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. The Fund may waive the $50,000 minimum account size for the systematic withdrawal plan at its discretion.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $2,000 because of redemptions, the Fund may redeem your shares. But, the Fund will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares of the HGK Mid Cap Value Fund for shares of the HGK Equity Value Fund (and vice versa) on any Business Day by contacting us directly by mail or telephone.

You may also exchange shares through your financial institution by mail or telephone.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). THIS EXCHANGE PRIVILEGE MAY BE CHANGED OR CANCELED AT ANY TIME UPON 60 DAYS' NOTICE.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution fees, as a percentage of average daily net assets, are 0.25%.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Each sale or exchange of Fund shares may be a taxable event.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                             HGK MID CAP VALUE FUND

INVESTMENT ADVISER

HGK Asset Management, Inc.
525 Washington Boulevard
Jersey City, New Jersey 07310

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated March 1, 2003, includes detailed information about The Advisors' Inner Circle Fund and the HGK Mid Cap Value Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  CALL 1-877-DIAL-HGK (877-342-5445)

BY MAIL:  Write to us
HGK Mid Cap Value Fund
c/o The Advisors' Inner Circle Fund
P.O. Box 219009 Kansas City, Missouri 64121-9009

BY E-MAIL:  pkosara@warwick.net

BY INTERNET:  www.hgk.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Advisors' Inner Circle Fund's Investment Company Act registration number is 811-06400.

                         THE ADVISORS' INNER CIRCLE FUND



ICM SMALL COMPANY PORTFOLIO


INSTITUTIONAL CLASS SHARES PROSPECTUS                              MARCH 1, 2003




                                         INVESTMENT ADVISER:

                                         INVESTMENT COUNSELORS OF MARYLAND, LLC


             TheSecurities and Exchange Commission has not approved
               or disapproved these securities or passed upon the
                    adequacy or accuracy of this prospectus.
                     Any representation to the contrary is a
                               criminal offense.

TABLE OF CONTENTS

FUND SUMMARY...........................................................   1

    WHAT IS THE FUND'S OBJECTIVE? .....................................   1
    WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? ..............   1
    WHAT ARE THE FUND'S PRINCIPAL RISKS? ..............................   1
    HOW HAS THE FUND PERFORMED? .......................................   2
    WHAT ARE THE FUND'S FEES AND EXPENSES? ............................   3

INVESTING WITH THE FUND................................................   5

    BUYING SHARES .....................................................   5
    REDEEMING SHARES ..................................................   6
    TRANSACTION POLICIES ..............................................   7
    ACCOUNT POLICIES ..................................................   9

ADDITIONAL INFORMATION ABOUT THE FUND..................................  11

    OTHER INVESTMENT PRACTICES AND STRATEGIES .........................  11
    INVESTMENT MANAGEMENT .............................................  12
    SHAREHOLDER SERVICING ARRANGEMENTS ................................  13

FINANCIAL HIGHLIGHTS...................................................  14

 FUND SUMMARY


 WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------

     The fund seeks maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization. The fund may change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The fund normally seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies that have market capitalizations that are under $2 billion. The fund may invest in equity securities listed on the New York and American Stock Exchanges or traded on the over-the-counter markets operated by the National Association of Securities Dealers, Inc. The fund invests mainly in common stocks, but it may also invest in other types of equity securities.

     Typically, the adviser looks to invest in companies with leading market share positions, shareholder oriented managements, and strong balance sheet and cash flow ratios. Usually, the shares of the companies the adviser buys are selling at a price to earnings ratio below the average price to earnings ratio of the stocks which comprise the Russell 2000 Index. In addition, the companies selected by the adviser usually have higher returns on equity and capital than the average company in the Russell 2000 Index. Using screening parameters such as price to earnings ratios, relative return on equity, and other financial ratios, the adviser screens the fund's universe of potential investments to identify potentially undervalued securities. The adviser further narrows the list of potential investments through traditional fundamental security analysis, which may include interviews with company management and a review of the assessments and opinions of outside analysts and consultants. Securities are sold when the adviser believes the shares have become relatively overvalued or it finds more attractive alternatives.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

     Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------


     Effective June 24, 2002, the fund became the successor to a separate mutual fund, the UAM Funds, Inc. ICM Small Company Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by the same employees of the adviser who currently manage the fund, had identical investment objectives and strategies and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Fund for periods prior to June 24, 2002.

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund and Predecessor Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.

CALENDAR YEAR RETURNS



[BAR CHART OMITTED -- PLOT POINTS AS FOLLOWS:

1993    22.00%
1994     3.41%
1995    21.27%
1996    23.01%
1997    33.01%
1998    -0.51%
1999    -1.07%
2000    22.46%
2001    19.05%
2002    -6.30%



     During the periods shown in the chart for the fund and Predecessor Fund, the highest return for a quarter was 22.66% (quarter ending 6/30/99) and the lowest return for a quarter was -18.89% (quarter ending 9/30/02).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
     The average annual return table compares average annual returns of the fund and Predecessor Fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

                                                                1 Year   5 Years      10 Years
---------------------------------------------------------------------------------------------------
      Average Annual Return Before Taxes                        -6.30%     6.10%        12.90%
---------------------------------------------------------------------------------------------------
      Average Annual Return After Taxes on Distributions*       -6.59%     4.06%        10.11%
---------------------------------------------------------------------------------------------------
      Average Annual Return After Taxes on Distributions
        and Sale of Fund Shares*                                -3.72%     4.25%         9.52%
---------------------------------------------------------------------------------------------------
      Russell 2000 Value Index+ (reflects no deduction for
        fees, expenses or taxes)                               -11.43%     2.71%        10.86%

     * After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     + The Russell 2000 Value Index measures the performance of those securities in the Russell 2000 Index which have lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is comprised of the smallest 2,000 companies of the 3,000 largest U.S. companies based on total market capitalization. The index is unmanaged and does not reflect any transaction costs.


WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
     The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares or to reinvest dividends.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

     The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

      Management Fees                                                      0.70%
--------------------------------------------------------------------------------
      Other Expenses*                                                      0.17%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                 0.87%

      * Other Expenses include amounts related to an expense offset arrangement the Predecessor Fund had that reduced its custodial fee based on the amount of cash maintained with its custodian. Because this expense offset arrangement does not apply to the fund, the fund's Other Expenses may be higher than those presented in the table above. Further, the adviser may enter into arrangements with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a portion of the fund's brokerage business. As a result of these arrangements, the fund's expenses generally may be reduced.


     EXAMPLE

     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      1 Year                 3 Years               5 Years             10 Years
--------------------------------------------------------------------------------
        $89                    $278                  $482               $1,073

INVESTING WITH THE FUND

BUYING SHARES
--------------------------------------------------------------------------------


     All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The fund does not accept purchases made by credit card check.


BY MAIL
     You can open an account with the fund by sending a check and your account application to the address below. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the fund. Be sure your check identifies clearly your name, your account number and the fund name.

     REGULAR MAIL ADDRESS
     ICM Small Company Portfolio
     PO Box 219009
     Kansas City, MO 64121

     EXPRESS MAIL ADDRESS
     ICM Small Company Portfolio
     330 West 9th Street
     Kansas City, MO 64105

BY WIRE

     To open an account by wire, first call 866-234-5426 for an account number and wire control number. Next, send your completed account application to the fund. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 866-234-5426 to get a wire control number and wire your money to the fund.


     WIRING INSTRUCTIONS
     United Missouri Bank
     ABA # 101000695
     The ICM Small Company Portfolio
     DDA Acct. # 9871063178
     Ref: account number/account name/
     wire control number

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the fund. To cancel or change a plan, write to the fund at ICM Small Company Portfolio, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 330 West 9th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.


MINIMUM INVESTMENTS
     You can open an account with the fund with a minimum initial investment of $2,500,000. You can buy additional shares for as little as $1,000. The fund may accept investments of smaller amounts at its discretion.


FUND CODES
     The fund's reference information, which is listed below, will be helpful to you when you contact the fund to purchase shares, check daily net asset value per share (NAV) or get additional information.

          Trading                                                      Fund
          Symbol                       CUSIP                            Code
--------------------------------------------------------------------------------
           ICSCX                     00758M220                         1229

REDEEMING SHARES
--------------------------------------------------------------------------------

BY MAIL
     You may contact the fund directly by mail at ICM Small Company Portfolio, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 330 West 9th Street, Kansas City, MO 64105). Send a letter to the fund signed by all registered parties on the account specifying:

     o The fund name;
     o The account number;
     o The dollar amount or number of shares you wish to redeem;
     o The account name(s); and
     o The address to which redemption (sale) proceeds should be sent.

     All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.

     Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 866-234-5426 if you need more information.

BY TELEPHONE

     You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

     Call 866-234-5426 to redeem your shares. Based on your instructions, the fund will mail your proceeds to you or wire them to your bank.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

     If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the fund.

TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE
     You may buy or sell shares of the fund on each day the New York Stock Exchange is open at a price equal to the fund's NAV next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time). Therefore, to receive the NAV on any given day, the fund must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.

     Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of the fund may change on days when you are unable to purchase or redeem shares.

     The fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The fund uses current market prices to value its investments. However, the fund may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The fund will determine an investment's fair value according to methods established by the Board of Trustees of The Advisors' Inner Circle Fund (the "Board"). The fund values debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The fund may use a Board-approved pricing service to value some of its assets.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY
     You may buy or sell shares of the fund through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the fund on time. Your financial intermediary may charge additional transaction fees for its services.


     Certain financial intermediaries have agreements with the fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the fund by the time the fund's shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.


IN-KIND TRANSACTIONS
     Under certain conditions and at the fund's discretion, you may pay for shares of the fund with securities instead of cash. In addition, the fund may pay part of your redemption proceeds (in excess of $250,000) with securities instead of cash.

PAYMENT OF REDEMPTION PROCEEDS
     Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The fund will pay for all shares redeemed within seven days after they receive a redemption request in proper form.


     The fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the fund may require a shareholder to furnish additional legal documents to insure proper authorization.

     If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check or bank check.

TELEPHONE TRANSACTIONS
     The fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

RIGHTS RESERVED BY THE FUND

PURCHASES
     At any time and without notice, the fund may:

     o Stop offering shares;
     o Reject any purchase order; or
     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The fund will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEMPTIONS
     At any time and without notice, the fund may change or eliminate any of the redemption methods described above, except redemption by mail. The fund may suspend your right to redeem if:

     o Trading on the New York Stock Exchange is restricted or halted; or
     o The Securities and Exchange Commission allows the fund to delay redemptions.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

SMALL ACCOUNTS
     The fund may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

     o To retirement accounts and certain other accounts; or
     o When the value of your account falls because of market fluctuations and not your redemptions.

     The fund will notify you before liquidating your account and allow you 60 days to increase the value of your account.

DISTRIBUTIONS
     Normally, the fund distributes its net investment income quarterly and its net capital gains at least once a year. The fund will automatically reinvest dividends and distributions in additional shares of the fund, unless you elect on your account application to receive them in cash.

FEDERAL TAXES
     The following is a summary of the federal income tax consequences of investing in the fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the fund.

     TAXES ON DISTRIBUTIONS At least annually, the fund will distribute substantially all of its net investment income and its net realized capital gains, if any. Distributions of the fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year the fund will send you a statement showing the types and total amount of distributions you received during the previous year.


     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 866-234-5426 to find out when the fund expects to make a distribution to shareholders.


     Each sale of shares of a fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

     More information about taxes is in the Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUND

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the fund's investment practices and its risks, you should read the SAI.

DERIVATIVES
     The fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the fund buys or sells. The fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

AMERICAN DEPOSITARY RECEIPTS (ADRS)
     The fund may invest up to 20% of its total assets in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

     Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

SHORT-TERM INVESTING
     The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, the fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the fund's principal investment strategies, and may prevent the fund from achieving its investment objective. The fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. A fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from the policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.

     When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER


     Investment Counselors of Maryland, LLC, (the "adviser"), a Delaware limited liability company at 803 Cathedral Street, Baltimore, Maryland 21201, is the fund's investment adviser. The adviser manages and supervises the investment of the fund's assets on a discretionary basis. The adviser is owned in part by Investment Counselors of Maryland, Inc. (the "Former Adviser") and ICM Management LLC, a company wholly-owned by eight former officers of the Former Adviser. Old Mutual (US) Holdings Inc., through its ownership of the Former Adviser retains an ownership interest in the adviser. The adviser continued the business of the Former Adviser. Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of Old Mutual plc, a United Kingdom based financial services group.

     Together, the adviser and Former Adviser have provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1972. For its services, the fund and the Predecessor Fund paid the Former Adviser and the adviser a fee of 0.70% of their average net assets.


PORTFOLIO MANAGERS
     A team of the adviser's investment professionals has primary responsibility for the day-to-day management of the fund.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

     Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

     For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

     The fund may pay all or part of the fees paid to financial representatives. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The fund does not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

     The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the fund.

  FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand the financial performance of the fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all dividends and distributions were reinvested. The information below relates to the fund and the Predecessor Fund. On June 24, 2002, The Advisors' Inner Circle Fund ICM Small Company Portfolio acquired all of the assets of the Predecessor Fund. PricewaterhouseCoopers LLP, independent public accountants, have audited the fund's and the Predecessor Fund's information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the fund at 866-234-5426.




     Years Ended October 31,       2002             2001            2000            1999            1998
-------------------------------------------------------------------------------------------------------------

     Net Asset Value,
       Beginning of Period     $    23.70       $    23.32      $    22.63       $    24.35      $    27.82
                               ------------     ------------    ------------     ------------    ------------
     Income from Investment
       Operations:
       Net Investment Income         0.11             0.24            0.28             0.29            0.28
       Net Realized and
          Unrealized Gain (Loss)     0.39+            2.82            3.61            (0.30)          (1.58)
                               ------------     ------------    ------------     ------------    ------------
          Total From Investment
            Operations               0.50             3.06            3.89            (0.01)          (1.30)
                               ------------     ------------    ------------     ------------    ------------
     Distributions:
       Net Investment Income        (0.10)           (0.26)          (0.28)           (0.29)          (0.24)
       Net Realized Gain            (0.73)           (2.42)          (2.92)           (1.42)          (1.93)
                               ------------     ------------    ------------     ------------    ------------
          Total Distributions       (0.83)           (2.68)          (3.20)           (1.71)          (2.17)
                               ------------     ------------    ------------     ------------    ------------
     Net Asset Value, End of
       Period                  $    23.37       $    23.70      $    23.32       $    22.63      $    24.35
                               ------------     ------------    ------------     ------------    ------------
                               ------------     ------------    ------------     ------------    ------------
     Total Return++                  1.84%           14.42%          19.71%           (0.13)%         (5.04)%
                               ------------     ------------    ------------     ------------    ------------
                               ------------     ------------    ------------     ------------    ------------
     Ratios and Supplemental
       Data
       Net Assets, End of
          Period (Thousands)     $773,377         $650,124        $537,635         $559,980        $618,590
       Ratio of Expenses to
          Average Net Assets         0.87%            0.90%           0.85%            0.85%           0.89%
       Ratio of Net Investment
          Income to Average
          Net Assets                 0.41%            0.97%           1.22%            1.18%           1.12%
     Portfolio Turnover Rate           17%              24%             33%              32%             22%

   + The amount shown for the year ended October 31, 2002 for a share outstanding throughout the period does not accord with the aggregate net losses on investments for that period because of the sales and repurchase of fund shares in relation to fluctuating market value of the investments of the fund.

   ++Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ICM SMALL COMPANY PORTFOLIO

     Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional information. The annual/semi-annual reports of the fund provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed information about the fund and is incorporated by reference into (legally part of) this prospectus.


     Investors can receive free copies of the statement of additional information, shareholder reports, the fund's privacy policy and other information about the fund or the Predecessor Fund and can make shareholder inquiries by writing to or calling:


                           ICM Small Company Portfolio
                                  PO Box 219009
                              Kansas City, MO 64121
                            (Toll free) 866-234-5426


     You can review and copy information about the fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at HTTP://WWW.SEC.GOV. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

     Investment Company Act of 1940 file number: 811-06400.


     ICM-PS-001-0200

                        THE ADVISORS' INNER CIRCLE FUND

INDEPENDENCE SMALL CAP PORTFOLIO

INSTITUTIONAL CLASS SHARES PROSPECTUSES                            MARCH 1, 2003


                                 [LOGO OMITTED]



  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
           Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY ..............................................................   1
    WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? ..................   1
    WHAT ARE THE FUND'S PRINCIPAL RISKS? ..................................   1
    HOW HAS THE FUND PERFORMED? ...........................................   2
    WHAT ARE THE FUND'S FEES AND EXPENSES? ................................   4

INVESTING WITH THE FUND....................................................   5

    BUYING SHARES .........................................................   5
    REDEEMING SHARES ......................................................   6
    TRANSACTION POLICIES ..................................................   7
    ACCOUNT POLICIES ......................................................   9

ADDITIONAL INFORMATION ABOUT THE FUND......................................  11

    OTHER INVESTMENT PRACTICES AND STRATEGIES .............................  11
    INVESTMENT MANAGEMENT .................................................  12
    SHAREHOLDER SERVICING ARRANGEMENTS ....................................  13

FINANCIAL HIGHLIGHTS.......................................................  14

FUND SUMMARY

WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------

     The fund seeks maximum capital appreciation consistent with reasonable risk to principal by investing in primarily smaller companies. The fund may change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     Normally, the fund seeks to achieve its goal by investing at least 80% of its net assets in equity securities of companies whose market capitalization is under $2 billion. The adviser selects securities for the fund using a bottom-up selection process that focuses on stocks of statistically undervalued yet promising companies that it believes are likely to show improving fundamental prospects with an identifiable catalyst for change. Examples of some of the catalysts the adviser may consider include a new product, new management, regulatory changes, industry or company restructuring or a strategic acquisition.

     The adviser will attempt to identify undervalued securities using quantitative screening parameters, including various financial ratios and "earnings per share" revisions, which measure the change in earnings estimate expectations. The adviser additionally narrows the list of stocks using fundamental security analysis, which may include on-site visits, outside research and analytical judgment.

     The fund may sell a stock if it reaches the target price set by the adviser; the adviser decides, by using the same quantitative screens it analyzed in the selection process, that the stock is statistically overvalued; or the adviser decides earnings expectations or fundamental outlook for the company have deteriorated.

     As market timing is not an important part of the adviser's investment strategy, cash reserves will normally represent a small portion of the fund's assets (under 20%).

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

     Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

     Effective June 24, 2002, the fund became the successor to a separate mutual fund, the UAM Funds, Inc. Independence Small Cap Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by the same employees of the adviser who currently manage the fund, had identical investment objectives and strategies and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Fund for periods prior to June 24, 2002.

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund and Predecessor Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.

CALENDAR YEAR RETURNS

[Bar graph omitted--plot points as follows:]

1999                    4.59%
2000                   16.43%
2001                   16.55%
2002                  -15.23%


     During the periods shown in the chart for the fund and Predecessor Fund, the highest return for a quarter was 25.55% (quarter ending 6/30/01) and the lowest return for a quarter was -16.97% (quarter ending 9/30/02).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

     The average annual return table compares average annual returns of the fund and Predecessor Fund to those of certain broad-based securities market indices. Returns are based on past results and are not an indication of future performance.

                                                                                 Since
                                                                      1 Year   12/16/98*
      -----------------------------------------------------------------------------------
      Average Annual Return Before Taxes                              -15.23%     6.40%
      -----------------------------------------------------------------------------------
      Average Annual Return After Taxes on Distributions**            -16.27%     3.94%
      -----------------------------------------------------------------------------------
      Average Annual Return After Taxes on Distributions and Sale
        of Fund Shares**                                               -9.11%     5.10%
      -----------------------------------------------------------------------------------
      S&P Small Cap 600 Index# (reflects no deduction for fees,
        expenses or taxes)                                            -14.63%     4.91%
      -----------------------------------------------------------------------------------
      Russell 2000 Index+ (reflects no deduction for fees, expenses
        or taxes)                                                     -20.48%     0.43%

     * Commencement of operations. Index comparisons begin on 11/30/98.

    ** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     # An unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

     + An unmanaged index which measures the performance of the 2,000 smallest of the companies in the Russell 3000 Index based on total market capitalization.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
     The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares or to reinvest dividends.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
     The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

       Management Fee                                                0.85%
     ---------------------------------------------------------------------------
       Other Expenses                                                1.89%
     ---------------------------------------------------------------------------
       Total Annual Fund Operating Expenses                          2.74%
     ---------------------------------------------------------------------------
       Fee Waivers and Expense Reimbursements                       (0.89)%
     ---------------------------------------------------------------------------
       Actual Total Annual Fund Operating Expenses*                  1.85%

      The adviser has contractually agreed to waive fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses from exceeding 1.85% for a period of one year from the date of this prospectus. In addition to this contractual fee waiver, the adviser has voluntarily agreed to waive a portion of its fees to keep the fund's total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding a specified level. The adviser may change or cancel its expense limitation at any time. With these fee waivers, the fund's actual total operating expenses are expected to be as follows:

      Independence Small Cap Portfolio      1.15%

      Other Expenses include amounts related to an expense offset arrangement the Predecessor Fund had that reduced its custodial fee based on the amount of cash maintained with its custodian. Because this expense offset arrangement does not apply to the fund, the fund's Other Expenses may be higher than those presented in the table above. Further, the adviser may enter into arrangements with certain broker-dcalers who have agreed to pay certain fund expenses in return for the direction of a portion of the fund's brokerage business. As a result of these arrangements, the fund's expenses generally may be reduced, which in turn may reduce the cost to the adviser of its voluntary expense limit.

     EXAMPLE

     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      1 Year              3 Years               5 Years                10 Years
     ---------------------------------------------------------------------------
        $188                $766                 $1,371                 $3,006

INVESTING WITH THE FUND

BUYING SHARES
--------------------------------------------------------------------------------

     All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The fund does not accept purchases made by credit card check.

BY MAIL
     You can open an account with the fund by sending a check and your account application to the address below. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the fund. Be sure your check identifies clearly your name, your account number and a fund name.

     REGULAR MAIL ADDRESS
     Independence Small Cap Portfolio
     PO Box 219009
     Kansas City, MO 64121

     EXPRESS MAIL ADDRESS
     Independence Small Cap Portfolio
     330 West 9th Street
     Kansas City, MO 64105

BY WIRE
     To open an account by wire, first call 800-791-4226 for an account number and wire control number. Next, send your completed account application to the fund. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 800-791-4226 to get a wire control number and wire your money to the fund.


     WIRING INSTRUCTIONS
     United Missouri Bank
     ABA # 101000695
     The Independence Small Cap Portfolio
     DDA Acct. # 9871063178
     Ref: account number/account name/
     wire control number

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mail- ing a completed application to the fund. To cancel or change a plan, write to the fund at Independence Small Cap Portfolio, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 330 West 9th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.


MINIMUM INVESTMENTS
     You can open an account with the fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal
     IRAs). You can buy additional shares for as little as $100.

FUND CODES
     The fund's reference information, which is listed below, will be helpful to you when you contact the fund to purchase shares, check daily net asset value per share (NAV) or get additional information.

          Trading                                                      Fund
          Symbol                       CUSIP                           Code
    ----------------------------------------------------------------------------
           DSISX                     00758M238                         1228

REDEEMING SHARES
--------------------------------------------------------------------------------

BY MAIL
     You may contact the fund directly by mail at Independence Small Cap Portfolio, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 330 West 9th Street, Kansas City, MO 64105). Send a letter to the fund signed by all registered parties on the account specifying:

     o   The fund name;
     o   The account number;
     o   The dollar amount or number of shares you wish to redeem;
     o   The account name(s); and
     o   The address to which redemption (sale) proceeds should be sent.

     All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.

     Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 800-791-4226 if you need more information.

BY TELEPHONE
     You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 800-791-4226 to redeem your shares. Based on your instructions, the fund will mail your proceeds to you or wire them to your bank.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)
     If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the fund.

TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE
     You may buy or sell shares of the fund on each day the New York Stock Exchange is open at a price equal to the fund's NAV next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time). Therefore, to receive the NAV on any given day, the fund must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.

     Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of the fund may change on days when you are unable to purchase or redeem shares.

     The fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The fund uses current market prices to value its investments. However, the fund may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The fund will determine an investment's fair value according to methods established by the Board of Trustees of The Advisors' Inner Circle Fund (the "Board"). The fund values debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The fund may use a Board-approved pricing service to value some of its assets.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY
     You may buy or sell shares of the fund through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the fund on time. Your financial intermediary may charge additional transaction fees for its services.

     Certain financial intermediaries have agreements with the fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the fund by the time the fund's shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

IN-KIND TRANSACTIONS
     Under certain conditions and at the fund's discretion, you may pay for shares of the fund with securities instead of cash. In addition, the fund may pay part of your redemption proceeds (in excess of $250,000) with securities instead of cash.

PAYMENT OF REDEMPTION PROCEEDS
     Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The fund will pay for all shares redeemed within seven days after they receive a redemption request in proper form.


     The fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the fund may require a shareholder to furnish additional legal documents to insure proper authorization.

     If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check or bank check.

TELEPHONE TRANSACTIONS
     The fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

RIGHTS RESERVED BY THE FUND

   PURCHASES

     At any time and without notice, the fund may:
     o   Stop offering shares;
     o   Reject any purchase order; or
     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The fund will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

   REDEMPTIONS
     At any time and without notice, the fund may change or eliminate any of the redemption methods described above, except redemption by mail. The fund may suspend your right to redeem if:

     o  Trading on the New York Stock Exchange is restricted or halted; or
     o The Securities and Exchange Commission allows the fund to delay redemptions.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

SMALL ACCOUNTS
     The fund may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment (see "Buying Shares" for minimum initial investment amounts). This provision does not apply:

     o   To retirement accounts and certain other accounts; or
     o When the value of your account falls because of market fluctuations and not your redemptions.

     The fund will notify you before liquidating your account and allow you 60 days to increase the value of your account.

DISTRIBUTIONS
     Normally, the fund distributes its net investment income quarterly and its net capital gains at least once a year. The fund will automatically reinvest dividends and distributions in additional shares of the fund, unless you elect on your account application to receive them in cash.

FEDERAL TAXES
     The following is a summary of the federal income tax consequences of investing in the fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the fund.

     TAXES ON DISTRIBUTIONS At least annually, the fund will distribute substantially all of its net investment income and its net realized capital gains, if any. Distributions of the fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year the fund will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 800-791-4226 to find out when the fund expects to make a distribution to shareholders.

     Each sale of shares of a fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.


     If the fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest a fund received from sources in foreign countries. The fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

     More information about taxes is in the Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUND

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For information concerning these and other investment practices and their risks, you should read the SAI.

DERIVATIVES
     The fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the fund buys or sells. The fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

SHORT TERM INVESTING
     The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, the fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the fund's principal investment strategies, and may prevent the fund from achieving its investment objective. The fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. A fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from the policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions. When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
     Independence Investment LLC located at 53 State Street, Boston, Massachusetts 02109, is the investment adviser to the fund. The adviser manages and supervises the investment of the fund's assets on a discretionary basis. The adviser, an affiliate of John Hancock Financial Services, Inc., has provided investment management services to the fund since February 2, 2001, and to various other corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1982.

     Prior to February 2, 2001 the fund was advised by Dewey Square Investors Corporation, a wholly-owned subsidiary of Old Mutual (US) Holdings, Inc., located at One Financial Center, Boston, Massachusetts 02111.


     For its services, the fund has agreed to pay the adviser a management fee equal to 0.85% of the fund's average net assets. The adviser has contractually agreed not to impose all or a portion of its fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce the fund's total annual fund operating expenses to 1.85% of average net assets for a period of one year from the date of this prospectus. The adviser may renew, terminate or modify such expense limitation for additional periods in its sole discretion. In addition, the adviser has voluntarily agreed to further limit the expenses of the fund to the extent necessary to keep its total annual fund operating expenses from exceeding 1.15% of average daily net assets. The adviser may discontinue all or part of this voluntary waiver at any time. During its most recent fiscal year, the fund and the Predecessor Fund paid the adviser a management fee equal to 0.39% of the fund's average net assets.


PORTFOLIO MANAGER

     Charles Glovsky, CFA, is responsible for the day to day management of the fund. Mr. Glovsky is a Senior Vice President with the adviser. Prior to that he served as a Senior Portfolio Manager with Dewey Square Investors Corporation, which he joined in 1998. Prior to joining Dewey Square Investors Corporation, he was a Managing Partner of Glovsky-Brown Capital Management, a firm he co-founded that specialized in small and mid-capitalization stocks. Prior to that position, he was an analyst, a portfolio manager and Senior Vice President at State Street Research where he was responsible for that firm's small cap growth stock portfolios. He has also worked as an analyst for Alex Brown & Sons and Eppler, Guerin & Turner. He received a B.A. from Dartmouth College in 1975 and an M.B.A. from Stanford University. He has 24 years of investment experience and is a member of the Boston Security Analysts Society.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

     Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

     For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of a fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

     The fund may pay all or part of the fees paid to financial representatives. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The fund does not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

     The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the fund.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the financial performance of the fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all dividends and distributions were reinvested. The information below relates to the fund and the Predecessor Fund. On June 24, 2002, The Advisors' Inner Circle Fund Independence Small Cap Portfolio acquired all of the assets of the Predecessor Fund. PricewaterhouseCoopers LLP, independent public accountants, have audited the fund's and the Predecessor Fund's information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the fund at 800-791-4226.

     Years Ended October 31,                    2002        2001         2000       1999#
    ----------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period      $ 12.99     $ 14.64      $ 9.44      $ 10.00
                                               -------     -------      ------      -------
     Income from Investment Operations:
       Net Investment Loss                       (0.16)      (0.29)      (0.12)       (0.09)
       Net Realized and Unrealized
          Gain (Loss)                             0.36(1)    (1.17)       5.32        (0.47)
                                               -------     -------      ------      -------
          Total From Investment Operations        0.20       (1.46)       5.20        (0.56)
                                               -------     -------      ------      -------
     Distributions:
       Net Realized Gain                         (4.97)      (0.19)         --           --
                                               -------     -------      ------      -------
     Net Asset Value, End of Period            $  8.22     $ 12.99     $ 14.64       $ 9.44
                                               -------     -------      ------      -------
                                               -------     -------      ------      -------
          Total Return+                          (3.59)%     (9.92)%     55.08%       (5.60)%@
                                               -------     -------      ------      -------
                                               -------     -------      ------      -------
     Ratios and Supplemental Data
     Net Assets, End of Period (Thousands)     $11,177      $9,877     $24,219      $15,893
       Ratio of Expenses to Average
          Net Assets                              2.28%++     1.97%++     1.49%++      1.85%*++
       Ratio of Net Investment Loss
          to Average Net Assets                  (1.92)%     (1.54)%     (0.95)%      (1.11)%*
       Portfolio Turnover Rate                      92%         65%         84%          91%

      * Annualized
      @ Not annualized
      # For the period from December 16, 1998 (commencement of operations) to
        October 31, 1999.
      + Total return would have been lower had fees not been waived and certain expenses assumed by the adviser during the periods indicated.

     ++ The expense ratios for these periods reflect fee waivers and/or reimbursements. Had these fees not been waived and/or reimbursed, the ratios would have been 2.74%, 2.07%, 1.49%, and 1.95% for the periods ended 2002, 2001, 2000 and 1999, respectively.
    (1) The amount shown for the year ended October 31, 2002 for a share outstanding throughout the period does not accord with the aggregate net losses on investments for that period because of the sales and repurchase of fund shares in relation to fluctuating market value of the investments of the fund.

     Amounts designated as "-" are either $0 or have been rounded to $0.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INDEPENDENCE SMALL CAP PORTFOLIO

     Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional information. The annual/semi-annual reports of the fund provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed information about the fund and is incorporated by reference into (legally part of) this prospectus.


     Investors can receive free copies of the statement of additional information, shareholder reports and other information about the fund or the Predecessor Fund and can make shareholder inquiries by writing to or calling:

                        Independence Small Cap Portfolio
                                  PO Box 219009
                              Kansas City, MO 64121
                            (Toll free) 800-791-4226

     You can review and copy information about the fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 202-942-8090. Reports and other information about a fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at HTTP://WWW.SEC.GOV. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

     Investment Company Act of 1940 file number: 811-06400.




     IND-PS-001-0200

                                                 THE ADVISORS' INNER CIRCLE FUND




 INVESTMENT ADVISER:                                             PROSPECTUS
 PROSPECT ASSET MANAGEMENT, INC.                              MARCH 1, 2003


                                     -----
                                     JAPAN
                             Smaller Companies Fund



             THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
                 OR DISAPPROVED THESE SECURITIES OR PASSED UPON
                        THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ABOUT THIS PROSPECTUS

The Japan Smaller Companies Fund (Fund) is a separate series of The Advisors' Inner Circle Fund (Trust), a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about the Fund, please see:


PRINCIPAL INVESTMENT STRATEGIES AND RISKS,
   PERFORMANCE INFORMATION AND EXPENSES.................................     1
MORE INFORMATION ABOUT RISK.............................................     5
MORE INFORMATION ABOUT FUND INVESTMENTS.................................     7
INVESTMENT ADVISER AND PORTFOLIO MANAGER................................     7
PURCHASING AND SELLING FUND SHARES......................................     9
DIVIDENDS AND DISTRIBUTIONS.............................................    14
TAXES...................................................................    14
FINANCIAL HIGHLIGHTS....................................................    16
HOW TO OBTAIN MORE INFORMATION ABOUT
   THE JAPAN SMALLER COMPANIES FUND..............................   BACK COVER

THE JAPAN SMALLER COMPANIES FUND

FUND SUMMARY
--------------------------------------------------------------------------------

     Investment Goal                   Long-term capital appreciation

     Investment Focus                  Small capitalization Japanese companies

     Share Price Volatility            High

     Principal Investment Strategy     Investing in equity securities of small
                                       Japanese companies which have above
                                       average growth potential and are
                                       undervalued

     Investor Profile                  Investors who seek long term capital
                                       appreciation who are willing to tolerate the risk of investing in equity securities of smaller Japanese companies

INVESTMENT STRATEGY OF THE JAPAN SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

    The Fund invests primarily (at least 80% of its net assets) in equity securities of smaller (market capitalizations of $1 billion or less) Japanese issuers. The Adviser employs a bottom-up approach focusing on individual companies to identify equity securities which it believes are priced at a discount from the estimated value of the underlying business. The Adviser's decision to invest in a company is based on its fundamental research and analysis of various characteristics, including leadership in the market, earnings growth, price-to-earnings ratio relative to the market average and quality of management. The Adviser intends to keep the Fund fully invested at all times. The Fund is "non-diversified" and the Adviser expects to hold a relatively small number of issues in the portfolio, thus increasing the importance of each holding. The Adviser may sell a security when it achieves a designated price target, a company's growth prospects change, or the opportunity for a better investment arises. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


PRINCIPAL RISKS OF INVESTING IN
THE JAPAN SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

    Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

    Investing in a foreign country, such as Japan, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in Japan are denominated in a foreign currency, the yen. As a result, changes in the value of the yen compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

    Targeting Japan could hurt the Fund's performance if the Japanese equity market is adversely affected by economic and political conditions in Japan. Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990's and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. The Fund may be more volatile than a more geographically diversified equity fund.

    The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

    The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

    This bar chart shows the performance of the Fund's shares for the past calendar year.

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

2002                  5.57%



                  BEST QUARTER                        WORST QUARTER
                     21.60%                              (6.88%)
                   (6/30/2002)                         (9/30/2002)

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2002, to those of the TSE Second Section Price Index and the JASDAQ Stock Index.

                                                                               Since
                                                                 1 Year      Inception*
-----------------------------------------------------------------------------------------
    Fund Return Before Taxes                                      5.57%        (6.22)%
-----------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions**                    3.40%        (8.81)%
-----------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions
          and Sale of Fund Shares**                               3.74%        (6.11)%
-----------------------------------------------------------------------------------------
    TSE Second Section Price Index                               (1.84)%       (17.58)%
-----------------------------------------------------------------------------------------
    JASDAQ Stock Index Return
        (reflects no deduction for fees, expenses, or taxes)     (8.66)%       (18.69)%
-----------------------------------------------------------------------------------------


    *  Inception date is 6/27/01. Index comparisons begin on 6/30/01


    ** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


WHAT IS AN INDEX?
--------------------------------------------------------------------------------

    An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The TSE Second Section Price Index is a capitalization-weighted index of all of the companies listed on the Second Section of the Tokyo Stock Exchange. The JASDAQ Stock Index is a capitalization-weighted index of all OTC Stocks excluding the Bank of Japan and stocks under the management of the stock exchange.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------
    This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (EXPENSES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases
       (as a percentage of offering price)                                  None
--------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load)
       (as a percentage of net asset value)                                 None
--------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends
       and other Distributions (as a percentage of offering price)          None
--------------------------------------------------------------------------------
    Redemption Fee
       (as a percentage of amount redeemed, if applicable)*                 2.00
--------------------------------------------------------------------------------
    Exchange Fee                                                            None
--------------------------------------------------------------------------------
    * Imposed on shares sold within 180 days of purchase.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
    Investment Advisory Fees                                             1.00%
--------------------------------------------------------------------------------
    Other Expenses                                                      44.86%
--------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses                                45.86%
--------------------------------------------------------------------------------
    Fee Waivers and Expense Reimbursements                             (43.86%)
--------------------------------------------------------------------------------
    Net Expenses                                                         2.00%*
--------------------------------------------------------------------------------

    * The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep annual total operating expenses from exceeding 2.00% for a period of three years from the date of this prospectus.


EXAMPLE
    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.


    The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions*. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

            1 Year           3 Years            5 Years          10 Years
--------------------------------------------------------------------------------
             $203             $627              $6,973            $10,139

    * The "1 Year" and "3 Year" cost figures in the Example are based on the Fund's Net Expenses shown in the fee table above, which reflect the Adviser's fee waivers and expense reimbursements.The "5 Year" and "10 Year" cost figures in the Example are based on the Fund's Total Annual Fund Operating Expenses, which do not reflect fee waivers or expense reimbursements.
                                       4

MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------

    The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

    The Fund has an investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.

    The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.


EQUITY RISK

    Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. Privately issued equity securities may be subject to additional risks because of restrictions on the holder's ability to sell such securities at a time that might otherwise be advantageous to the Fund. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.


RISKS OF INVESTING IN JAPAN

    Investments in securities of Japanese companies or the Japanese government can be more volatile than investments in U.S. companies or the U.S. government. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in Japan.

    Japanese securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in the yen, and of dividends from such securities, can change significantly when the yen strengthens or weakens relative to the U.S. dollar (as described further below). Japanese companies or the Japanese government generally are not subject to the same accounting, auditing, and financial reporting standards applicable to U.S. companies or the U.S. government. Japan is the world's second largest economy. However, the Japanese economy has drifted between modest growth and recession over the past eight years. Much of the blame can be attributed to the government's failure to implement structural reforms advanced by the International Monetary Fund and the G7 member nations. Japan is a trade-dependent nation whose economy continues to be bolstered by trade surpluses. The potential adoption of trade liberalization measures promoted by trading partners may reduce exports and weaken the economy. Japan is also faced with a need to reform its financial sector, including overhauling its financial institutions and securing public funding for taxpayer-funded bailouts. The government's handling of financial sector reform, including deregulation programs, will be a large factor in determining the pace and scope of economic recovery in Japan and across Asia. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. The Fund may have to pay taxes to the Japanese government on dividend and interest income it earns from Japanese securities. These taxes would reduce any income the Fund receives from Japanese securities.


CURRENCY RISK

    Investments in Japanese securities denominated in the yen involve additional risks, including:

    o The value of the Fund's assets measured in U.S. dollars may be affected by changes in the exchange rate and in exchange control regulations.

    o The Fund may incur substantial costs in connection with conversions between U.S. dollars and yen.

    o The Fund may be unable to hedge against possible variations in the exchange rate or to hedge a specific security transaction or portfolio position.

    o The Fund may, but does not currently intend to, engage in currency hedging transactions. However, there is no guarantee that currency hedges, if utilized, would effectively reduce or eliminate currency risk.

MORE INFORMATION ABOUT FUND INVESTMENTS
--------------------------------------------------------------------------------

    In addition to the principal investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These secondary investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information.

    The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains. Of course, the Fund cannot guarantee that it will achieve its investment goal.


INVESTMENT ADVISER
--------------------------------------------------------------------------------

    The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers its Fund's investment program. The Board of Trustees of the Trust supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

    Prospect Asset Management, Inc. (Adviser) serves as the investment adviser to the Fund. The Adviser was established in 1994 and is based in Honolulu, Hawaii. The Adviser specializes in investments in Japanese equities, with a focus on smaller companies (typically those with a market capitalization below $1 billion). The Adviser provides investment advisory services for institutional investors, high net worth individuals, and the Prospect Japan Fund Limited, an offshore closed-end investment company incorporated in Guernsey and listed on the London Stock Exchange (the "offshore fund"). As of December 31, 2002, the Adviser had approximately $200 million in assets under management, of which $97 million was invested through the offshore fund.


PORTFOLIO MANAGER
--------------------------------------------------------------------------------

    Curtis Freeze is responsible for the day-to-day investment decisions of the Fund. Mr. Freeze has served as President of Prospect Asset Management since establishing the Adviser in 1994. He also serves as Chairman of Prospect Asset Management (Channel Islands) Ltd., an entity providing advisory services to offshore investment accounts and the offshore fund. Prior to founding the Adviser, Mr. Freeze was a Senior Fund Manager at DB Morgan Grenfell Asset Management Ltd. from June 1990 to September 1994. During this period, Mr. Freeze served as co-manager of the Morgan Grenfell Japan Smaller Companies Fund, a registered unit trust in the United Kingdom. Mr. Freeze earned his MBA in International Finance from the University of Hawaii and is fluent in Japanese. He has more than 15 years of investment experience, focusing on smaller Japanese companies.

    The information set forth below represents the performance of the Prospect Japan Fund Limited (Guernsey), an offshore closed-end fund advised by Prospect Asset Management. This offshore fund has equivalent investment goals and strategies to those of the Fund, but is not generally available to U.S. investors. Since the offshore fund is not a registered mutual fund, it is not subject to the same investment limitations, diversification requirements, and other restrictions imposed by the SEC and the IRS. If it were, the offshore fund's performance might have been lower. To the extent the offshore fund's expenses differ from the Fund's expenses, performance will vary accordingly.

    The following bar chart and table are meant to provide you with a measure of the Adviser's performance in managing the similar offshore fund over the past seven calendar years. The Adviser's past performance in managing the offshore fund is no guarantee of the Adviser's future performance in managing the Fund.

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]
1995                  -4.93%
1996                 -18.73%
1997                 -48.05%
1998                  19.80%
1999                 151.46%
2000                 -28.04%
2001                  -5.43%
2002                   8.19%


    The table below compares the offshore fund's average annual total returns for the periods ended December 31, 2002 to those of the TSE Second Section Price Index ("TSE2") and the JASDAQ Stock Index ("JASDAQ"). The index returns are provided to give you a sense of how the offshore fund performed compared to an appropriate broad-based Japanese equity market index. The performance information provided is prepared in accordance with the standard SEC average annual total return calculations, except where otherwise noted.

    TSE2-TSE2 TOPIX 2ND SECTION INDEX - The TSE Second Section Price Index is a capitalization weighted index of all the companies listed on the Second Section of the Tokyo Stock Exchange. The index was developed with a base value of 100 as of January 4, 1968. It is currently composed of 574 members and has a total market capitalization of 4.6 trillion yen.

    JSDA-JASDAQ Stock Index - The JASDAQ Stock Index is a capitalization-weighted index of all OTC stocks excluding The Bank of Japan and all managed issues. The index was developed with a base value of 100 as of October 28, 1991. It is currently composed of 926 members and has a total market capitalization of 7.9 trillion yen.


                                                                         Since
                                  1 Year       3 Years    5 Years     Inception*
--------------------------------------------------------------------------------
    Prospect Japan Fund**          8.19%       (9.70)%      17.27%      (1.38)%
--------------------------------------------------------------------------------
    TSE Second Section
      Price Index***              (1.84)%     (19.98)%       7.60%      (5.51)%
--------------------------------------------------------------------------------
    JASDAQ Stock Index            (8.66)%     (29.42)%       9.91%      (6.83)%
--------------------------------------------------------------------------------
      * THE OFFSHORE FUND'S DATE OF INCEPTION IS 12/20/94. PERFORMANCE AVAILABLE FROM 12/31/94.
     ** TO THE EXTENT THE OFFSHORE FUND'S EXPENSES DIFFER FROM THE FUND'S
        EXPENSES, PERFORMANCE WILL VARY ACCORDINGLY.
    *** THE PERFORMANCE OF THIS INDEX IS BASED ON CAPITAL CHANGES ONLY, NO
        DIVIDENDS ARE INCLUDED IN THESE CALCULATIONS.



PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

    This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund. Shares of the Fund are primarily offered to financial institutions investing for their own and their customers' accounts and other institutional investors.


HOW TO PURCHASE FUND SHARES
--------------------------------------------------------------------------------

    To purchase shares directly from us, complete and send in the attached application. If you need an application or have questions, please call 1-800-335-2110.


    All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by credit card check.

    You can open an account with the Fund by sending a check and your account application to the address below. Be sure your check clearly identifies your name, your account number and the fund name.

    BY U.S. MAIL:
    The Japan Smaller Companies Fund
    P.O. Box 446
    Portland, ME 04112

    BY OVERNIGHT MAIL:
    The Japan Smaller Companies Fund
    Two Portland Square
    Portland, ME 04101

    BY WIRE:
    Bankers Trust Company
    ABA: 021001033
    Credit: 01465547
    Forum Shareholder Services, LLC
    Ref: The Japan Smaller Companies Fund: Shareholder Name, Shareholder
         Account No.

    You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.


GENERAL INFORMATION
--------------------------------------------------------------------------------

    You may purchase shares on any day that the New York Stock Exchange and the Tokyo Stock Exchange are both open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the New York Stock Exchange or the Federal Reserve is closed.

    The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individuals or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

    The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund receives your purchase order.

    The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, generally the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW WE CALCULATE NAV

    NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

    In calculating NAV, the Fund generally values its investment portfolio at market price. Most of the securities in which the Fund invests, however, are traded in markets that close before that time. For securities primarily traded in Japan, the most recent closing prices may be as much as 15 hours old at 4 p.m., Eastern Time. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m., Eastern Time, will not be reflected in the Fund's NAV. However, if the Fund determines that such developments are so significant that they will, in its judgment, clearly and materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m., Eastern Time, using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations when market prices are unavailable or the Fund thinks that they are unreliable.

    The Fund holds securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these Fund's investments may change on days when you cannot purchase or sell Fund shares.


MINIMUM PURCHASES

    To purchase shares for the first time, you must invest at least $2,500 in the Fund. Your subsequent investments in the Fund must be made in amounts of at least $500. To purchase shares for an individual retirement account (IRA) or other tax qualified account only, you must invest at least $2,000. The Fund may accept investments of smaller amounts at its discretion.


SYSTEMATIC INVESTMENT PLAN

    If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $100 per month. Please refer to the application for further details.

HOW TO SELL YOUR FUND SHARES
--------------------------------------------------------------------------------

    If you own your shares directly, you may sell (sometimes called "redeem") your shares on any Business Day by contacting the Fund directly by mail or by telephone at 1-800-335-2110.

    If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

    If you would like to sell $100,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

    The sale price of each share will be the next NAV determined after the Fund receives your request, less any applicable redemption fees as described below.


REDEMPTION FEE

    The Fund charges a redemption fee of 2.00% on redemptions of shares that have been held for less than 180 days. The fee will be deducted from your sale proceeds and cannot be paid separately. The fee does not apply to shares purchased with reinvested dividends or distributions. The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the Fund. From time to time, the Fund may waive or modify the redemption fee for certain categories of investors.


RECEIVING YOUR MONEY

    Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account if the amount is over $10,000 or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


REDEMPTIONS IN KIND

    We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.


INVOLUNTARY SALES OF YOUR SHARES

    If your account balance drops below $2,500 because of redemptions ($2,000 in the case of an IRA or other tax qualified account) you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

    The Fund may suspend your right to sell your shares during times when trading on the New York Stock Exchange is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.


TELEPHONE TRANSACTIONS

    Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. If you have provided bank information on your application, you may purchase shares via the telephone. If you have elected telephone privileges on your application you may sell shares via the telephone. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.


SIGNATURE GUARANTEE REQUIREMENTS
--------------------------------------------------------------------------------

    To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers but not from a notary public. Signature guarantees are required for requests made in writing for any of the following:


    o Sales over $100,000


    o Changes to a shareholder name of record

    o Redemption on an account for which the address or registration has been changed within the last 30 days

    o Sending proceeds from a redemption to a payee other than on record

    o Sending proceeds from a redemption to an account with a different registration

    o Changes to systematic investment, withdrawal, distribution, telephone redemption, or any other election in connection with your account.

LOST ACCOUNTS
--------------------------------------------------------------------------------

    The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address.

    When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

    The Fund makes distributions of its net investment income and net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

    You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.


TAXES
--------------------------------------------------------------------------------

    PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

    The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OF FUND SHARES MAY BE A TAXABLE EVENT. The Fund may be able to make an election to pass along a tax credit for foreign income taxes it pays. The Fund will notify you if it makes this election.

    MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you


JAPAN SMALLER COMPANIES FUND-- FOR THE PERIODS ENDING OCTOBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                      Net
                                 Realized and
         Net Asset                Unrealized    Distributions  Net Asset            Net Assets      Ratio of
           Value         Net        Losses        from Net       Value                End of       Expenses to
         Beginning   Investment       on         Investment     End of     Total      Period         Average
         of Period      Loss      Securities       Income       Period    Return++     (000)       Net Assets
-----------------------------------------------------------------------------------------------------------------
JAPAN SMALLER COMPANIES FUND
2002(1)   $ 9.55      (0.07)       (0.35)         (0.48)        $8.65     (4.09)%      $737           2.00%
2001(2)   $10.00      (0.02)       (0.43)           --          $9.55     (4.50)%+     $380           2.00%

+   Return is for the period indicated and has not been annualized.
++ The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Per share calculations were performed using average shares for the year.
(2) The Japan Smaller Companies Fund commenced operations on June 27, 2001. All ratios for the period have been annualized.

    reinvested all of your dividends and distributions. The information provided below for the fiscal year ended October 31, 2002, has been audited by KPMG LLP, independent auditor of the Fund. The information for prior periods has been audited by a predecessor independent public accounting firm. The financial statements and the unqualified opinion of KPMG LLP are included in the annual report of the Fund, which is available upon request by calling the Fund at 1-800-335-2110.




                               Ratio of           Ratio of
                               Expenses        Net Investment
              Ratio of        to Average           Loss to
                 Net          Net Assets           Average
              Investment      (Excluding          Net Assets
                 Loss            Waivers          (Excluding       Portfolio
              to Average           and            Waivers and      Turnover
              Net Assets     Reimbursements)    Reimbursements)      Rate
--------------------------------------------------------------------------------
JAPAN SMALLER COMPANIES FUND
2002(1)         (0.73)%          45.86%             (44.59)%        19.79%
2001(2)         (0.75)%          113.09%           (111.84)%        31.56%

THE JAPAN SMALLER COMPANIES FUND


INVESTMENT ADVISER

    Prospect Asset Management, Inc.
    6700 Kalanianaole Highway, Suite 122
    Honolulu, HI 96825


DISTRIBUTOR

    SEI Investments Distribution Co.
    One Freedom Valley Drive
    Oaks, PA 19456


LEGAL COUNSEL

    Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)

    The SAI dated March 1, 2003, includes detailed information about The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

    These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

    BY TELEPHONE: Call 1-800-335-2110
    BY MAIL: Write to us

                        The Japan Smaller Companies Fund
                      c/o SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456


    FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Advisors' Inner Circle Fund's Investment Company Act registration number is 811-06400.


                                                                   PAM-PS-001-01

                         THE ADVISORS' INNER CIRCLE FUND

                                 [LOGO OMITTED]


                                Value Equity Fund



                               Investment Adviser:


                                 [LOGO OMITTED]


                 The Securities and Exchange Commission has not
                    approved or disapproved these securities
                 or passed upon the adequacy of this prospectus.
                     Any representation to the contrary is a
                               criminal offense.

                                                                   PROSPECTUS

                                                                MARCH 1, 2003

[BLANK PAGE]

                              ABOUT THIS PROSPECTUS

     The LSV Value Equity Fund (Fund) is a separate series of The Advisors' Inner Circle Fund (Trust), a mutual fund family that offers separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

     This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

                                                                   PAGE
                                                                   ----

     INVESTMENT STRATEGIES AND PRINCIPAL RISKS................       2

     PERFORMANCE INFORMATION AND EXPENSES.....................       3

     MORE INFORMATION ABOUT RISK..............................       5

     MORE INFORMATION ABOUT FUND INVESTMENTS..................       5

     INVESTMENT ADVISER AND PORTFOLIO MANAGERS................       5

     PURCHASING AND SELLING FUND SHARES.......................       6

     DIVIDENDS AND DISTRIBUTIONS..............................       8

     TAXES....................................................       8

     FINANCIAL HIGHLIGHTS.....................................       9

     HOW TO OBTAIN MORE INFORMATION ABOUT THE
         LSV VALUE EQUITY FUND................................    Back Cover

LSV VALUE EQUITY FUND


FUND SUMMARY


Investment Goal............................   Long-term growth of capital

Investment Focus...........................   Medium  to  large   capitalization
                                              U.S. common stocks

Share Price Volatility.....................   High

Principal Investment Strategy..............   Investing in undervalued stocks
                                              which are out-of-favor in
                                              the market

Investor Profile...........................   Investors who seek long-term
                                              growth of capital and income and
                                              are willing to bear the risk of
                                              investing in equity securities


INVESTMENT STRATEGY OF THE FUND

The Fund invests primarily in equity securities. The Adviser focuses on medium to large U.S. companies (i.e., those with market capitalizations of $1 billion or more) which, in the Adviser's opinion, are out-of-favor (undervalued) in the marketplace at the time of purchase and have potential for near-term appreciation. The Fund may also invest to a lesser extent in common stocks of such undervalued companies with small market capitalizations (between $500 million and $1 billion). The Adviser believes that these out-of-favor securities will produce superior future returns if their future growth exceeds the market's low expectations. The Fund expects to remain as fully invested in the above securities as practicable, but in any case, at least 80% of its net assets will be invested in these securities.

The Adviser's investment strategy uses a strictly quantitative investment model to make investment decisions for the Fund. The investment model ranks securities based on fundamental measures of value (such as the price-to-earnings ratio) and indicators of near-term appreciation potential (such as recent price appreciation). The investment model selects the stocks to buy from the higher-ranked stocks and selects stocks to sell from those whose rankings have decreased. This investment strategy seeks to control overall portfolio risk while seeking to maximize the expected return. The Fund is expected to experience a low level of portfolio turnover.


PRINCIPAL RISKS OF INVESTING IN THE FUND

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund is also subject to the risk that mid to large cap equity value securities may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from calendar year to calendar year.



     [BAR CHART OMITTED, PLOT POINTS FOLLOWS]



     2000        11.15%

     2001         5.23%

     2002       -11.14%


                      BEST QUARTER           WORST QUARTER
                         12.28%                 (17.55%)
                      (9/30/2000)             (9/30/2002)


AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's average annual total returns for the periods ended December 31, 2002, to those of the Russell 1000 Value Index.

                                                                  1 YEAR           SINCE INCEPTION*
---------------------------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                                         -11.14%                  1.79%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS**                       -11.56%                  1.22%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS
   AND SALE OF FUND SHARES**                                      -6.83%                  1.23%
RUSSELL 1000 VALUE INDEX RETURN
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)          -15.52%                 -2.68%

 *Inception date is 3/31/99.
**After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

WHAT IS AN INDEX?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of U.S. companies with lower forecasted growth rates and price-to-book ratios.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)
--------------------------------------------------------------------------------
Investment Advisory Fees.............................................  0.55%
Other Expenses.......................................................  0.32%
                                                                      ------
Total Annual Fund Operating Expenses.................................  0.87%*
Fee Waivers and Expense Reimbursements............................... (0.06)%
                                                                      ------
Net Expenses ........................................................  0.81%
                                                                      ------

* The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total annual fund operating expenses from exceeding 0.75% (the "expense cap") for a period of one year from the date of this prospectus. The net expenses shown in the chart above are based on the fiscal year ended October 31, 2002, during which the Adviser initially maintained a contractual expense cap of 0.90% and subsequently agreed to further reduce the contractual expense cap to the current level of 0.75%, effective April 1, 2002.

For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

      1 YEAR               3 YEARS            5 YEARS             10 YEARS
       -----               ------             ------               -------
        $77                 $266               $470                $1,061

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.


MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. For liquidity purposes, the Fund may invest a portion of its assets in cash, money market instruments or equity index futures contracts. But, the Fund intends to remain as fully invested as practicable regardless of market conditions. Of course, we cannot guarantee that the Fund will achieve its investment goal.


INVESTMENT ADVISER

The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees of the Advisors' Inner Circle Fund supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

LSV Asset Management (LSV or the Adviser) serves as the investment adviser to the Fund. Formed in 1994, LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2002, LSV had approximately $9.6 billion in assets under management. For its services, the Adviser is entitled to an annual investment advisory fee of 0.55% of the average daily net assets of the Fund. The Adviser has contractually agreed, for a period of one year from the date of this prospectus, to waive a portion of its fees and reimburse certain expenses of the Fund so that total operating expenses do not exceed 0.75% of the Fund's average daily net assets. For the fiscal year ended October 31, 2002, LSV Asset Management received advisory fees, as a percentage of the Fund's average daily net assets (after waivers), of 0.49%.


PORTFOLIO MANAGERS

Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 24 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Robert Vishny has served as a Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 17 years of investment and research experience. In addition to his duties at LSV, Mr. Vishny serves as the Eric J. Gleacher Professor of Finance at the University of Chicago.

Menno Vermuelen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 12 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments.


PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.

The Fund is for individual and institutional investors


HOW TO PURCHASE FUND SHARES

To purchase shares directly from us, complete and send in the attached application. If you need an application or have questions, please call 1-888-FUND-LSV.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by credit card check.

Shares of the Fund may also be purchased "in-kind," subject to the Adviser's determination that the securities are acceptable investments for the Fund. In an in-kind purchase, investors transfer securities to the Fund in exchange for Fund shares. Securities accepted by the Fund in an in-kind purchase will be valued at market value. More information about in-kind purchases is discussed in our Statement of Additional Information.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.


GENERAL INFORMATION

You may purchase shares by mail or wire on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order.

The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, generally the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $500,000 in the Fund. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts at its discretion.


HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-FUND-LSV.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to close your account, or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.


RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (or for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). If your shares are redeemed in kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The Fund may also redeem in kind to discourage short-term trading of shares.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $500,000 because of redemptions you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.


TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.


DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income annually and the Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.


TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OF FUND SHARES MAY BE A TAXABLE EVENT.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal year ended October 31, 2002 has been audited by KPMG LLP, independent auditors of the Fund. The information for prior periods has been audited by a predecessor independent accounting firm. The financial statements and the unqualified opinion of KPMG LLP are included in the annual report of the Fund, which is available by calling the Fund at 1-888-FUND-LSV.


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED OCTOBER 31,


                                             Realized and
              Net Asset                       Unrealized       Distributions                           Net Asset
                Value              Net          Gains or          from Net         Distributions         Value
              Beginning        Investment     (Losses) on        Investment        from Capital          End of             Total
              of Period          Income        Securities          Income              Gains             Period             Return
-----------------------------------------------------------------------------------------------------------------------------------
LSV VALUE EQUITY
2002           $10.82            $0.15          $(0.68)            $(0.14)            $(0.30)             $9.85            (5.37)%
2001            10.87             0.07           (0.05)             (0.06)             (0.01)             10.82             0.16
2000            10.33             0.10            0.50              (0.06)                --              10.87             5.86
1999(1)         10.00             0.05            0.28                 --                 --              10.33             3.30+

                                                                   Ratio of            Ratio of
                                                                   Expenses         Net Investment
                                               Ratio of           to Average        Income (Loss)
                                                  Net             Net Assets          to Average
              Net Assets       Ratio of        Investment         (Excluding          Net Assets
                End of        Expenses to        Income             Waivers           (Excluding         Portfolio
                Period          Average        to Average             and             Waivers and         Turnover
                 (000)        Net Assets       Net Assets        Reimbursements)    Reimbursements)         Rate
------------------------------------------------------------------------------------------------------------------------
LSV VALUE EQUITY
2002           $65,815          0.81%            1.52%               0.87%                1.46%             36.64%
2001            47,944          0.90             1.06                0.94                 1.02              37.40
2000            25,039          0.90             1.29                1.57                 0.62              31.11
1999(1)         13,365          0.90             0.95                1.97                (0.12)             10.70

(1) The LSV Value Equity Fund commenced operations on March 31, 1999. All ratios for the period have been annualized.
+   Total return is for the period indicated and has not been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.

     [LOGO OMITTED]


                                Value Equity Fund

Investment Adviser:
LSV Asset Management
1 N. Wacker Drive
Chicago, Illinois 60606

Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel:
Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI):
The SAI dated March 1, 2003, includes detailed information about the LSV Value Equity Fund and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports:
These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.


March 1, 2003


LSV-PS-001-0500


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

By Telephone:  Call 1-888-FUND-LSV

By Mail:  Write to us
LSV Value Equity Fund
P.O. Box 219009
Kansas City, Missouri 64121-9009

From the SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Fund's Investment Company Act registration number is 811-06400.

                         THE ADVISORS' INNER CIRCLE FUND



THE MCKEE INTERNATIONAL EQUITY PORTFOLIO

INSTITUTIONAL CLASS SHARES PROSPECTUS                              MARCH 1, 2003




                                            INVESTMENT ADVISER:

                                            C.S. MCKEE, L.P.


             The Securities and Exchange Commission has not approved
               or disapproved these securities or passed upon the
                    adequacy or accuracy of this prospectus.
                     Any representation to the contrary is a
                               criminal offense.

TABLE OF CONTENTS

FUND SUMMARY............................................................   1

    WHAT IS THE FUND'S OBJECTIVE? ......................................   1
    WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? ...............   1
    WHAT ARE THE FUND'S PRINCIPAL RISKS? ...............................   2
    HOW HAS THE FUND PERFORMED? ........................................   3
    WHAT ARE THE FUND'S FEES AND EXPENSES? .............................   4

INVESTING WITH THE FUND.................................................   6

    BUYING SHARES ......................................................   6
    REDEEMING SHARES ...................................................   7
    TRANSACTION POLICIES ...............................................   8
    ACCOUNT POLICIES ...................................................  11

ADDITIONAL INFORMATION ABOUT THE FUND...................................  13

    OTHER INVESTMENT PRACTICES AND STRATEGIES ..........................  13
    INVESTMENT MANAGEMENT ..............................................  14
    SHAREHOLDER SERVICING ARRANGEMENTS .................................  15

FINANCIAL HIGHLIGHTS....................................................  16

FUND SUMMARY

 WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------

     The International Equity Portfolio seeks a superior long-term total return over a market cycle by investing primarily in the equity securities of non-U.S. issuers. The fund may change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The International Equity Portfolio normally seeks to achieve its goal by investing at least 80% of its net assets in equity securities of companies located in at least three countries other than the U.S.

     The stock selection process begins by screening the companies in which the fund may invest to identify potentially undervalued securities whose fundamentals are improving. Such quantitative screens include price/earnings ratios, earnings momentum and earnings surprise. Stocks in the top 30% of each economic sector (a group of industries used to categorize and divide securities) as determined by the above screens will form the adviser's focus list. Using fundamental security analysis, company management interviews and an assessment of the opinions of street analysts and consultants, the adviser selects a portfolio of stocks from the focus list with the best combination of value and technical indicators. The adviser looks for companies with strong balance sheets, competent management and comparative business advantages such as costs, products and geographical location.

     The fund will attempt to minimize risk through systematic country and economic sector diversification. The adviser will deliberately allocate the assets of the fund to most major markets and industries within the Morgan Stanley Capital International EAFE Index. However, the fund may buy stocks that are not included in countries and industries comprising the Morgan Stanley Capital International EAFE Index. Based on this strategy the fund will generally hold more than 50 stocks selected from at least 15 countries.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------
     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

     When the fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and EDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.


     Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of the company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the fund's share price may suffer. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

     Diversifying a mutual fund's investments can reduce the risks of investing by limiting the amount of money it invests in any one issuer. Since the fund is not diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, being non-diversified may cause the value of its shares to be more sensitive to changes in the market value of a single issuer relative to a diversified mutual fund.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------


     Effective June 24, 2002, the fund became the successor to a separate mutual fund, the UAM Funds, Inc. McKee International Equity Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by the same employees of the adviser who currently manage the fund, had identical investment objectives and strategies and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Fund for periods prior to June 24, 2002.

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund and Predecessor Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.


CALENDAR YEAR RETURNS



     [BAR CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

     1995        8.87%
     1996       10.51%
     1997       11.32%
     1998        8.94%
     1999       43.69%
     2000      -16.26%
     2001      -14.99%
     2002      -15-56%



     During the periods shown in the chart for the fund and Predecessor Fund, the highest return for a quarter was 22.28% (quarter ending 12/31/99) and the lowest return for a quarter was -23.84% (quarter ending 9/30/02).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

     The average annual return table compares average annual returns of the fund and Predecessor Fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.




                                                                                       Since
                                                                1 Year    5 Years     5/26/94*
------------------------------------------------------------------------------------------------
      Average Annual Return Before Taxes                       -15.56%    -1.21%        2.34%
------------------------------------------------------------------------------------------------
      Average Annual Return After Taxes on Distributions**     -15.69%    -2.61%        0.80%
------------------------------------------------------------------------------------------------
      Average Annual Return After Taxes on Distributions
        and Sale of Fund Shares**                               -9.29%    -0.69%        1.75%
------------------------------------------------------------------------------------------------
      Morgan Stanley Capital International EAFE Index#
         (reflects no deduction for fees, expenses or taxes)   -15.94%    -2.89%        0.48%

      * Commencement of operations. Index comparisons begin on May 31, 1994.
     ** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
      # An unmanaged index which measures the arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries of Europe, Australia and the Far East.


WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than six months. For more information, see "Redemption Fee" in the section on "Transaction Policies."

                                                           International Equity
      Shareholder Transaction Fees                               Portfolio
--------------------------------------------------------------------------------
      Redemption Fee (as a percentage of amount redeemed)                  1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

     The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.


      Management Fee                                                       0.70%
--------------------------------------------------------------------------------
      Other Expenses*                                                      0.32%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                 1.02%

      * Other Expenses include amounts related to an expense offset arrangement the Predecessor Fund had that reduced its custodial fee based on the amount of cash maintained with its custodian. Because this expense offset arrangement does not apply to the fund, the fund's Other Expenses may be higher than those presented in the table above. Further, the adviser may enter into arrangements with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a portion of the fund's brokerage business. As a result of these arrangements, the fund's expenses generally may be reduced.


EXAMPLE

     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      1 Year                 3 Years               5 Years             10 Years
--------------------------------------------------------------------------------
     $104                     $325                  $563               $1,248

INVESTING WITH THE FUND

BUYING SHARES
--------------------------------------------------------------------------------


     All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The fund does not accept purchases made by credit card check.

BY MAIL

     You can open an account with the fund by sending a check and your account application to the address below. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the fund. Be sure your check identifies clearly your name, your account number and the fund name.


     REGULAR MAIL ADDRESS
     McKee International Equity Portfolio
     PO Box 219009
     Kansas City, MO 64121

     EXPRESS MAIL ADDRESS
     McKee International Equity Portfolio
     330 West 9th Street
     Kansas City, MO 64105

BY WIRE

     To open an account by wire, first call 866-625-3346 for an account number and wire control number. Next, send your completed account application to the fund. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 866-625-3346 to get a wire control number and wire your money to the fund.

     WIRING INSTRUCTIONS
     United Missouri Bank
     ABA # 101000695
     The McKee International Equity Portfolio
     DDA Acct. # 9871063178
     Ref: account number/account name/
     wire control number


BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)
     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the fund. To cancel or change a plan, write to the fund at McKee International Equity Portfolio, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 330 West 9th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

MINIMUM INVESTMENTS
     You can open an account with the fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal
     IRAs). You can buy additional shares for as little as $100.

FUND CODES
     The fund's reference information, which is listed below, will be helpful to you when you contact the fund to purchase shares, check daily net asset value per share (NAV) or get additional information.

                                   Trading                             Fund
        Fund Name                  Symbol            CUSIP             Code
--------------------------------------------------------------------------------
        McKee International Equity
           Portfolio                MKIEX           00758M188          1230


REDEEMING SHARES
--------------------------------------------------------------------------------

BY MAIL
     You may contact the fund directly by mail at McKee International Equity Portfolio, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 330 West 9th Street, Kansas City, MO 64105). Send a letter to the fund signed by all registered parties on the account specifying:

     o   The fund name;
     o   The account number;
     o   The dollar amount or number of shares you wish to redeem;

     o The account name(s); and
     o The address to which redemption (sale) proceeds should be sent.

     All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.

     Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 866-625-3346 if you need more information.

BY TELEPHONE

     You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

     Call 866-625-3346 to redeem your shares. Based on your instructions, the fund will mail your proceeds to you or wire them to your bank.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

     If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the fund.

TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE


     You may buy or sell shares of the fund on each day the New York Stock Exchange is open at a price equal to the fund's NAV next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time). Therefore, to receive the NAV on any given day, the fund must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.


     Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of the fund may change on days when you are unable to purchase or redeem shares.


     The fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The fund uses current market prices to value its investments. However, the fund may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The fund will determine an investment's fair value according to methods established by the Board of Trustees of The Advisors' Inner Circle Fund (the "Board"). The fund values debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The fund may use a Board-approved pricing service to value some of its assets.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

     You may buy or sell shares of the fund through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the fund on time. Your financial intermediary may charge additional transaction fees for its services.

     Certain financial intermediaries have agreements with the fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the fund by the time the fund's shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

IN-KIND TRANSACTIONS

     Under certain conditions and at the fund's discretion, you may pay for shares of the fund with securities instead of cash. In addition, the fund may pay part of your redemption proceeds (in excess of $250,000) with securities instead of cash.

REDEMPTION FEE

     The fund will deduct a 1.00% redemption fee from the redemption proceeds of any shareholder redeeming shares of the fund held for less than six months. In determining how long shares of the fund have been held, the fund assumes that shares held by the investor the longest period of time will be sold first.

     The fund will retain the fee for the benefit of the remaining shareholders. A fund charges the redemption fee to help minimize the impact the redemption may have on the performance of the fund, to facilitate fund management and to offset certain transaction costs and other expenses the fund incurs because of the redemption. The fund also charges the redemption fee to discourage market timing by those shareholders initiating redemptions to take advantage of short-term market movements. From time to time, the fund may waive or modify the redemption fee for certain categories of investors.


PAYMENT OF REDEMPTION PROCEEDS

     Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The fund will pay for all shares redeemed within seven days after they receive a redemption request in proper form.


     The fund will require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the fund may require a shareholder to furnish additional legal documents to insure proper authorization.

     If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check or bank check.


TELEPHONE TRANSACTIONS

     The fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

RIGHTS RESERVED BY THE FUND

PURCHASES

     At any time and without notice, the fund may:

     o   Stop offering shares;
     o   Reject any purchase order; or
     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The fund will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEMPTIONS

     At any time and without notice, the fund may change or eliminate any of the redemption methods described above, except redemption by mail. The fund may suspend your right to redeem if:

     o Trading on the New York Stock Exchange is restricted or halted; or
     o The Securities and Exchange Commission allows the fund to delay redemptions.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

SMALL ACCOUNTS

     The fund may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. (See "Buying Shares" for minimum initial investment amounts). This provision does not apply:

     o To retirement accounts and certain other accounts; or
     o When the value of your account falls because of market fluctuations and not your redemptions.

     The fund will notify you before liquidating your account and allow you 60 days to increase the value of your account.

DISTRIBUTIONS

     Normally, the fund distributes net investment income annually. The fund will distribute its net capital gains at least once a year. The fund will automatically reinvest dividends and distributions in additional shares, unless you elect on your account application to receive them in cash.

FEDERAL TAXES

     The following is a summary of the federal income tax consequences of investing in the fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the fund.

     TAXES ON DISTRIBUTIONS At least annually, each fund will distribute substantially all of its net investment income and its net realized capital gains, if any. Distributions of the fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year the fund will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 866-625-3346 to find out when the fund expects to make distributions to shareholders.

     Each sale of shares of the fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.


     If the fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest a fund received from sources in foreign countries. A fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

     More information about taxes is in the Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUND


OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------
     In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the fund's investment practices and its risks, you should read the SAI.

DERIVATIVES
     The fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a fund buys or sells. The fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

SHORT-TERM INVESTING
     The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, the fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the fund's principal investment strategies, and may prevent the fund from achieving its investment objective. The fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. A fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from the policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions. When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
     On January 10, 2002, C.S. McKee, L.P., (the "New Adviser"), a Pennsylvania limited partnership located at One Gateway Center, Pittsburgh, PA 15222, became the fund's investment adviser. The New Adviser manages and supervises the investment of the fund's assets on a discretionary basis. The New Adviser was formed by certain officers of the fund's former adviser, C.S. McKee & Co., Inc. (the "Former Adviser") to purchase the Former Adviser's investment advisory business. The New Adviser continued the business of the Former Adviser and there was no change in the actual investment management services, administrative functions, supervisory responsibilities or fee arrangements for the fund. The persons responsible for the day to day management of the fund remained the same. The Former Adviser was an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation), but the New Adviser is not affiliated with Old Mutual (US) Holdings Inc.


     Together, the New Adviser and Former Adviser have provided investment management services to pension and profit sharing plans, trusts and endowments, 401(k) and thrift plans, corporations and other institutions and individuals since 1972. The fund and the Predecessor Fund paid to the New Adviser and the Former Adviser a management fee of 0.70% of its average net assets during the most recent fiscal year.


PORTFOLIO MANAGERS
     Gregory M. Melvin and William J. Andrews are primarily responsible for the day to day management of the International Equity Portfolio. Mr. Melvin is the adviser's Chief Investment Officer. He joined the Former Adviser as its Director of Equities in 2000 after six years at Dartmouth Capital where he served as President and Chief Investment Officer. Prior to working at Dartmouth Capital he spent 15 years at Federated Investors as a Senior Portfolio Manager. Mr. Andrews is a portfolio manager responsible for equity investments. He joined the Former Adviser in 1983.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------
     Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

     For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

     The fund may pay all or part of the fees paid to financial representatives. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The fund does not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

     The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the fund.

  FINANCIAL HIGHLIGHTS



     The financial highlights table is intended to help you understand the financial performance of the fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all dividends and distributions were reinvested. The information below relates to the fund and the Predecessor Fund. On June 24, 2002, The Advisors' Inner Circle Fund McKee International Equity Portfolio acquired all of the assets of the Predecessor Fund. PricewaterhouseCoopers LLP, independent public accountants, have audited the fund's and the Predecessor Fund's information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the fund at 866-625-3346.



INTERNATIONAL EQUITY PORTOFLIO
-------------------------------------------------------------------------------------------------------------


     Years Ended October 31,       2002             2001           2000              1999            1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value,
       Beginning of Period    $      8.30       $    12.33      $    14.04       $    11.23      $    12.42
                               ------------     ------------    ------------     ------------    ------------
     Income from Investment
       Operations:
       Net Investment Income         0.10             0.08            0.05             0.11            0.12
       Net Realized and
          Unrealized Gain (Loss)    (1.17)           (2.26)          (0.17)            3.20           (0.03)
                               ------------     ------------    ------------     ------------    ------------
          Total From Investment
            Operations              (1.07)           (2.18)          (0.12)            3.31            0.09
                               ------------     ------------    ------------     ------------    ------------
          Redemption Fee               --++           0.01            0.01               --              --
     Distributions:
       Net Investment Income        (0.09)           (0.02)          (0.13)           (0.09)          (0.11)
       Net Realized Gain               --            (1.84)          (1.47)           (0.41)          (1.17)
                               ------------     ------------    ------------     ------------    ------------
          Total Distributions       (0.09)           (1.86)          (1.60)           (0.50)          (1.28)
                               ------------     ------------    ------------     ------------    ------------
     Net Asset Value, End of
       Period                 $      7.14       $     8.30      $    12.33       $    14.04      $    11.23
                               ------------     ------------    ------------     ------------    ------------
                               ------------     ------------    ------------     ------------    ------------
     Total Return+                 (13.05)%         (20.22)%         (1.69)%          30.33%           1.18%
                               ------------     ------------    ------------     ------------    ------------
                               ------------     ------------    ------------     ------------    ------------
     Ratios and Supplemental Data
       Net Assets, End of
          Period (Thousands)       $111,156       $126,562        $163,684         $172,027        $134,075
       Ratio of Expenses to
          Average Net Assets           1.02%          1.05%           1.02%            1.02%           1.00%
       Ratio of Net Investment
          Income to Average
          Net Assets                   1.15%          0.83%           0.37%            1.05%           1.08%
       Portfolio Turnover Rate           23%            60%             60%              40%             20%

      + Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     ++ Value is less than $0.01 per share.


     Amounts designated as "-" are either $0 or have been rounded to $0.

THE MCKEE INTERNATIONAL EQUITY PORTFOLIO

     Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional information. The annual/semi-annual reports of the fund provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed information about the fund and is incorporated by reference into (legally part of) this prospectus.


     Investors can receive free copies of the statement of additional information, shareholder reports, the fund's privacy policy and other information about the fund or the Predecessor Fund and can make shareholder inquiries by writing to or calling:


                      McKee International Equity Portfolio
                                  PO Box 219009
                              Kansas City, MO 64121
                            (Toll free) 866-625-3346

     You can review and copy information about the fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 202-942-8090. Reports and other information about a fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at HTTP://WWW.SEC.GOV. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

     Investment Company Act of 1940 file number: 811-06400.




     CSM-PS-001-0200

                         THE ADVISORS' INNER CIRCLE FUND



THE RICE HALL JAMES PORTFOLIOS


INSTITUTIONAL CLASS SHARES PROSPECTUS                              MARCH 1, 2003




                     RICE HALL JAMES MICRO CAP PORTFOLIO
                     (FORMERLY NAMED THE RICE HALL JAMES SMALL CAP PORTFOLIO)

                     RICE HALL JAMES SMALL/MID CAP PORTFOLIO


                               [RHJ Logo Omitted]




                     INVESTMENT ADVISER:

                     RICE HALL JAMES & ASSOCIATES


             The Securities and Exchange Commission has not approved
               or disapproved these securities or passed upon the
                    adequacy or accuracy of this prospectus.
                     Any representation to the contrary is a
                               criminal offense.

 TABLE OF CONTENTS

 RICE HALL JAMES MICRO CAP PORTFOLIO...................................   1

    WHAT IS THE FUND'S OBJECTIVE? .....................................   1
    WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? ..............   1
    WHAT ARE THE FUND'S PRINCIPAL RISKS? ..............................   2
    HOW HAS THE FUND PERFORMED? .......................................   3
    WHAT ARE THE FUND'S FEES AND EXPENSES? ............................   4

 RICE HALL JAMES SMALL/MID CAP PORTFOLIO...............................   6

    WHAT IS THE FUND'S OBJECTIVE? .....................................   6
    WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? ..............   6
    WHAT ARE THE FUND'S PRINCIPAL RISKS? ..............................   7
    HOW HAS THE FUND PERFORMED? .......................................   8
    WHAT ARE THE FUND'S FEES AND EXPENSES? ............................   9

 INVESTING WITH THE FUNDS..............................................  11


    BUYING SHARES .....................................................  11
    REDEEMING SHARES ..................................................  13
    EXCHANGING SHARES .................................................  13
    TRANSACTION POLICIES ..............................................  14
    ACCOUNT POLICIES ..................................................  16


 ADDITIONAL INFORMATION ABOUT THE FUNDS................................  18

    OTHER INVESTMENT PRACTICES AND STRATEGIES .........................  18
    INVESTMENT MANAGEMENT .............................................  19
    SHAREHOLDER SERVICING ARRANGEMENTS ................................  20

 FINANCIAL HIGHLIGHTS..................................................  21

    RICE HALL JAMES MICRO CAP PORTFOLIO ...............................  21
    RICE HALL JAMES SMALL/MID CAP PORTFOLIO ...........................  22




  Effective June 29th, 2001, the Rice Hall James Micro Cap Portfolio was closed to new investors due to concerns that an increase in the size of the fund may adversely affect the implementation of the fund's investment strategy. Existing shareholders of the fund and clients of the adviser may continue to make additional investments in the fund, and reinvest dividends and capital gains distributions. Existing shareholders of the fund and clients of the adviser include:

  o an investor whose business or other organization is already a shareholder of the fund and is opening an account for an employee benefit plan sponsored by that organization or an affiliated organization;

  o an investor who is a current fund Trustee or officer, or an employee of the adviser or an investor who is a member of the immediate family of any of these people; or

  o an investor who is a client of a financial adviser or planner who has client assets invested in the fund as of the date of any proposed new investment in a fund.

 RICE HALL JAMES MICRO CAP PORTFOLIO

 WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------

     The Micro Cap Portfolio seeks maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small market capitalization companies. The fund may change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The Micro Cap Portfolio normally seeks to achieve its objective by investing at least 80% of its net assets in equity securities of companies with market capitalizations of $40 million to $500 million at the time of initial purchase. In selecting securities for the fund, the adviser emphasizes smaller, emerging companies possessing the potential to become market leaders in their industries.

     The adviser uses a company specific approach to making investment decisions, which focuses on identifying stocks of growth companies that are selling at a discount to the companies' projected earnings growth rates. Specifically, the adviser will primarily invest the assets of the fund in companies with price/earnings ratios that are lower than the company's three to five year projected earnings growth rate.

     The adviser looks for companies where fundamental changes are occurring that are temporarily going unnoticed by investors, but which it believes will ultimately lead to increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates. Such events can include new product introductions or applications, discovery of niche markets, new management, corporate or industry restructures, regulatory change and market expansion. Most importantly, the fund typically invests in a company only when the adviser believes that such changes will lead to greater investor recognition and higher stock prices within a 12-to 24-month period.

     Moreover, the adviser will focus on securities of companies with:

     o Strong management.

     o Leading products or services.

     o Distribution to a large marketplace or growing niche market.

     o Anticipated above-average revenue and earnings growth rates.

     o Potential for improvement in profit margins.

     o Strong cash flow and/or improving financial position.

     The fund does not sell stocks simply because they are no longer within the capitalization range used for the initial purchase. However, it may sell stocks for the following reasons:

     o The stock reaches the target price set by the adviser.

     o The stock falls below the downside price limit set by the adviser.

     o The fundamentals of the stock have deteriorated.

     o A more attractively valued alternative is available for purchase.

     The adviser expects that cash reserves will normally represent a small portion of the fund's assets (under 20%).


WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

     Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

CALENDAR YEAR RETURNS


     Effective June 24, 2002, the fund became the successor to a separate mutual fund, the UAM Funds, Inc. Rice Hall James Micro Cap Portfolio (the "Predecessor Micro Cap Fund"). The Predecessor Micro Cap Fund was managed by the same employees of the adviser who currently manage the fund, had identical investment objectives and strategies and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Micro Cap Fund for periods prior to June 24, 2002.

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund and the Predecessor Micro Cap Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.


[Bar graph omitted--plot points as follows:]

1995                           52.43%
1996                           17.23%
1997                           20.62%
1998                           -6.33%
1999                           25.73%
2000                           11.24%
2001                           16.41%
2002                          -21.64%



     During the periods shown in the chart for the fund and the Predecessor Micro Cap Fund, the highest return for a quarter was 22.74% (quarter ending 12/31/98) and the lowest return for a quarter was -26.70% (quarter ending 9/30/02).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002


     The average annual return table compares average annual returns of the fund and the Predecessor Micro Cap Fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

                                                                         Since
                                                     1 Year     5 Years  7/1/94*
--------------------------------------------------------------------------------
      Average Annual Return Before Taxes             -21.64%     3.63%    13.26%
--------------------------------------------------------------------------------
      Average Annual Return After Taxes
        on Distributions+                            -21.64%     1.53%     9.82%
--------------------------------------------------------------------------------
      Average Annual Return After Taxes
        on Distributions and Sale of
        Fund Shares+                                 -13.29%     2.32%     9.60%
--------------------------------------------------------------------------------
      Russell 2000 Index# (reflects
        no deduction for fees,
        expenses or taxes)                           -20.48%    -1.36%     7.12%

     * Commencement of operations. Index comparisons begin on June 30, 1994.

     + After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     # An unmanaged index which measures the performance of the 2,000 smallest companies of the Russell 3000 Index, a capitalization weighted index of the 3,000 U.S. companies with the largest market capitalization.


WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other Rice Hall James Portfolios.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


     The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

      Management Fee                                                       0.75%
--------------------------------------------------------------------------------
      Other Expenses*                                                      0.45%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                 1.20%

     * Other Expenses include amounts related to an expense offset arrangement the Predecessor Micro Cap Fund had that reduced its custodial fee based on the amount of cash maintained with its custodian. Because this expense offset arrangement does not apply to the fund, the fund's Other Expenses may be higher than those presented in the table above. Further, the adviser may enter into arrangements with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a portion of the fund's brokerage business. As a result of these arrangements, the fund's expenses generally may be reduced.


     EXAMPLE

     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      1 Year                 3 Years               5 Years              10 Years
--------------------------------------------------------------------------------
       $122                   $381                  $660                 $1,455

 RICE HALL JAMES SMALL/MID CAP PORTFOLIO

 WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------

     The Small/Mid Cap Portfolio seeks maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small/mid market capitalization (small/mid cap) companies. The fund may change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The Small/Mid Cap Portfolio normally seeks to achieve its objective by investing at least 80% of its net assets in equity securities of companies with market capitalizations of $300 million to $2.5 billion at the time of initial purchase. The small/mid cap range of the market (meaning companies with market capitalizations of less than $2.5 billion but greater than $300 million) has more than three times the number of securities than the market comprised of companies with market capitalizations greater than $2.5 billion. The adviser believes that there are greater pricing inefficiencies for small/mid cap companies than larger capitalization securities because this range of the market has less analyst coverage.

     The adviser uses a company specific approach to making investment decisions, which focuses on identifying stocks of growth companies that are selling at a discount to the companies' projected earnings growth rates. Specifically, the adviser will primarily invest the assets of the fund in companies with price/earnings ratios that are lower than the company's three to five year projected earnings growth rate.

     The adviser looks for companies where fundamental changes are occurring that are temporarily going unnoticed by investors, but which it believes will ultimately lead to increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates. Such events can include new product introductions or applications, discovery of niche markets, new management, corporate or industry restructures, regulatory change and market expansion. Most importantly, the fund typically invests in a company only when the adviser believes that such changes will lead to greater investor recognition and higher stock prices within a 12-to 24-month period.

     Moreover, the adviser will focus on securities of companies with:

     o Strong management.

     o Leading products or services.

     o Distribution to a large marketplace or growing niche market.

     o Anticipated above-average revenue and earnings growth rates.

     o Potential for improvement in profit margins.

     o Strong cash flow and/or improving financial position.

     The fund does not sell stocks simply because they are no longer within the capitalization range used for the initial purchase. However, it may sell stocks for the following reasons:

     o The stock reaches the target price set by the adviser.

     o The stock falls below the downside price limit set by the adviser.

     o The fundamentals of the stock have deteriorated.

     o A more attractively valued alternative is available for purchase.

     The adviser expects that cash reserves will normally represent a small portion of the fund's assets (under 20%).


WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

     Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

CALENDAR YEAR RETURNS


     Effective June 24, 2002, the fund became the successor to a separate mutual fund, the UAM Funds, Inc. Rice Hall James Small/Mid Cap Portfolio (the "Predecessor Small/Mid Cap Fund"). The Predecessor Small/Mid Cap Fund was managed by the same employees of the adviser who currently manage the fund, had identical investment objectives and strategies and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Small/Mid Cap Fund for periods prior to June 24, 2002.

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund and the Predecessor Small/Mid Cap Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.


[Bar graph omitted--plot points as follows:]

1997                           25.67%
1998                           15.56%
1999                           -2.67%
2000                           33.60%
2001                            6.14%
2002                          -21.92%



     During the periods shown in the chart for the fund and the Predecessor Small/Mid Cap Fund, the highest return for a quarter was 21.94% (quarter ending 12/31/98) and the lowest return for a quarter was -17.95% (quarter ending 9/30/02).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

     The average annual return table compares average annual returns of the fund and the Predecessor Small/Mid Cap Fund to those of certain broad-based securities market indices. Returns are based on past results and are not an indication of future performance.

                                                                         Since
                                                     1 Year    5 Years  11/1/96*
--------------------------------------------------------------------------------
      Average Annual Return Before Taxes             -21.92%     4.49%     8.14%
--------------------------------------------------------------------------------
      Average Annual Return After Taxes
        on Distributions**                           -21.92%     2.36%     6.24%
--------------------------------------------------------------------------------
      Average Annual Return After Taxes
        on Distributions and Sale of
        Fund Shares**                                -13.46%     3.14%     6.24%
--------------------------------------------------------------------------------
      Russell 2000 Index# (reflects no
        deduction for fees,
        expenses or taxes)                           -20.48%    -1.36%     3.29%
--------------------------------------------------------------------------------
      Russell Mid-Cap Index+ (reflects no
        deduction for fees,
        expenses or taxes)                           -16.18%     2.19%     6.91%
--------------------------------------------------------------------------------
      50/50 Blended Russell Index
        (50% Russell 2000 Index and
        50% Russell Mid-Cap Index)
        (reflects no deduction for
        fees, expenses or taxes)                     -18.28%     0.54%     5.22%

     * Commencment of operations. Index comparisons begin on November 30, 1996.

     ** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangement such as 401(k) plans or individual retirement accounts.

     # An unmanaged index which measures the performance of the 2,000 smallest companies of the Russell 3000 Index, a capitalization weighted index of the 3,000 U.S. companies with the largest market capitalization.

     + An unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, a capitalization weighted index of the 1,000 U.S. companies with the largest market capitalization.


WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other Rice Hall James Portfolios.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


     The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

      Management Fee                                                       0.80%
--------------------------------------------------------------------------------
      Other Expenses*                                                      0.42%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                 1.22%

     * Other Expenses include amounts related to an expense offset arrangement the Predecessor Small/Mid Cap Fund had that reduced its custodial fee based on the amount of cash maintained with its custodian. Because this expense offset arrangement does not apply to the fund, the fund's Other Expenses may be higher than those presented in the table above. In addition, the adviser may enter into arrangements with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a portion of the fund's brokerage business. As a result of these arrangements, the fund's expenses generally may be reduced.


     EXAMPLE

     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      1 Year                 3 Years               5 Years              10 Years
--------------------------------------------------------------------------------
       $124                   $387                  $670                 $1,477

INVESTING WITH THE FUNDS

BUYING SHARES
--------------------------------------------------------------------------------


     All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The funds do not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The funds do not accept purchases made by credit card check.

BY MAIL

     You can open an account with a fund by sending a check and your account application to the address below. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the funds. Be sure your check identifies clearly your name, your account number and a fund name.


     REGULAR MAIL ADDRESS
     The Rice Hall James Portfolios
     PO Box 219009
     Kansas City, MO 64121

     EXPRESS MAIL ADDRESS
     The Rice Hall James Portfolios
     330 West 9th Street
     Kansas City, MO 64105

BY WIRE

     To open an account by wire, first call 866-474-5669 for an account number and wire control number. Next, send your completed account application to the funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 866-474-5669 to get a wire control number and wire your money to the funds.


     WIRING INSTRUCTIONS
     United Missouri Bank
     ABA # 101000695
     The Rice Hall James Portfolios
     DDA Acct. # 9871063178
     Ref: fund name/account number/
     account name/wire control number


BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the funds. To cancel or change a plan, write to the funds at The Rice Hall James Portfolios, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 330 West 9th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

MINIMUM INVESTMENTS

     You can open an account with either fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal IRAs). You can buy additional shares for as little as $100.

FUND CODES

     Each fund's reference information, which is listed below, will be helpful to you when you contact the funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

     Fund Name                Trading Symbol         CUSIP          Fund Code
--------------------------------------------------------------------------------

     Micro Cap Portfolio           RHJSX           00758M212          1179
--------------------------------------------------------------------------------

     Small/Mid Cap Portfolio       RHJMX           00758M196          1180

REDEEMING SHARES
--------------------------------------------------------------------------------

BY MAIL

     You may contact the funds directly by mail at The Rice Hall James Portfolios, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 330 West 9th Street, Kansas City, MO 64105). Send a letter to the funds signed by all registered parties on the account specifying:


     o The fund name(s);


     o The account number;

     o The dollar amount or number of shares you wish to redeem;

     o The account name(s); and

     o The address to which redemption (sale) proceeds should be sent.

     All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.

     Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 866-474-5669 if you need more information.

BY TELEPHONE

     You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 866-474-5669 to redeem your shares. Based on your instructions, the funds will mail your proceeds to you or wire them to your bank.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

     If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the funds.

EXCHANGING SHARES
--------------------------------------------------------------------------------

     At no charge, you may exchange shares of one Rice Hall James Portfolio for shares of another Rice Hall James Portfolio by writing to or calling the funds. You may only exchange shares between accounts with identical registrations (I.E., the same names and addresses).

TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

     You may buy, sell or exchange shares of the funds on each day the New York Stock Exchange is open at a price equal to each fund's NAV next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time). Therefore, to receive the NAV on any given day, the funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.

     Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of each fund may change on days when you are unable to purchase or redeem shares.

     The funds calculate their NAVs by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The funds use current market prices to value their investments. However, the funds may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The funds will determine an investment's fair value according to methods established by the Board of Trustees of The Advisors' Inner Circle Fund (the "Board"). The funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The funds may use a Board-approved pricing service to value some of their assets.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

     You may buy or sell shares of the funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the funds on time. Your financial intermediary may charge additional transaction fees for its services.


     Certain financial intermediaries have agreements with the funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the fund by the time the fund's shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.



IN-KIND TRANSACTIONS

     Under certain conditions and at the funds' discretion, you may pay for shares of the funds with securities instead of cash. In addition, the funds may pay part of your redemption proceeds (in excess of $250,000) with securities instead of cash.

PAYMENT OF REDEMPTION PROCEEDS

     Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.


     The funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the funds may require a shareholder to furnish additional legal documents to insure proper authorization.

     If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check or bank check.


TELEPHONE TRANSACTIONS

     The funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

RIGHTS RESERVED BY THE RICE HALL JAMES PORTFOLIOS

PURCHASES

     At any time and without notice, the funds may:

     o Stop offering shares;

     o Reject any purchase order; or

     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEMPTIONS

     At any time and without notice, the funds may change or eliminate any of the redemption methods described above, except redemption by mail. The funds may suspend your right to redeem if:

     o Trading on the New York Stock Exchange is restricted or halted; or

     o The Securities and Exchange Commission allows the funds to delay redemptions.

EXCHANGES

     The funds may:

     o Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

     o Reject any request for an exchange; or

     o Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

SMALL ACCOUNTS

     The funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment (See "Buying Shares" for minimum initial investment amounts). This provision does not apply:

     o To retirement accounts and certain other accounts; or

     o When the value of your account falls because of market fluctuations and not your redemptions.

     The funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

DISTRIBUTIONS

     Normally, each fund distributes its net investment income quarterly and its net capital gains at least once a year. The funds will automatically reinvest dividends and distributions in additional shares of a fund, unless you elect on your account application to receive them in cash.

FEDERAL TAXES

     The following is a summary of the federal income tax consequences of investing in a fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the funds.


     TAXES ON DISTRIBUTIONS At least annually, each fund will distribute substantially all of its net investment income and its net realized capital gains, if any. Distributions of the funds will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time a fund held its investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year the funds will send you a statement showing the types and total amount of distributions you received during the previous year.


     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 866-474-5669 to find out when the funds expect to make distributions to shareholders.

     Each sale or exchange of shares of a fund may be a taxable event. For tax purposes, an exchange of shares of one Rice Hall James Portfolio for another is the same as a sale.

     A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

     More information about taxes is in the Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUNDS

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     In addition to its principal investment strategies, each fund may use the investment strategies described below. Each fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the funds' investment practices and its risks, you should read the SAI.

DERIVATIVES

     Each fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify a fund's gains or losses. There are various factors that affect a fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a fund buys or sells. The funds could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

AMERICAN DEPOSITARY RECEIPTS (ADRS)

     Each fund may invest up to 15% of its total assets in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

     Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the funds to sell their securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

SHORT-TERM INVESTING


     The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, the funds may invest up to 100% of their assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the funds' principal investment strategies, and may prevent the funds from achieving their investment objective. Each fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. The funds with a policy requiring them to invest at least 80% of their net assets in particular types of securities also may temporarily deviate from the policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.

     When the adviser pursues a temporary defensive strategy, the funds may not profit from favorable developments that they would have otherwise profited from if they were pursuing their normal strategies.


PORTFOLIO TURNOVER

     The funds may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (and, in particular, short-term gains) realized by the funds. Shareholders must pay tax on such capital gains.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

     Rice Hall James & Associates, LLC, a Delaware limited liability company located at 600 West Broadway, Suite 1000, San Diego, CA 92101, is each fund's investment adviser. The adviser manages and supervises the investment of each fund's assets on a discretionary basis. Rich Hall
     James & Associates, LLC is the successor to Rice Hall James & Associates, a subsidiary of Old Mutual (US) Holdings Inc. Management of Rice Hall James & Associates completed the purchase of the former adviser on February 12, 2003. In conjunction with this transaction, there were no changes in the actual investment management services, administrative functions or supervisory responsibilities for the funds and the adviser continues the business of the former investment adviser. There has been no change in the basis of computing the adviser's compensation.

     For its services, the Micro Cap Fund pays the adviser a fee of 0.75% of its average net assets. The adviser has voluntarily agreed to limit the total expenses of the fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.40% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the fund. The adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year, fund and the Predecessor Micro Cap Fund paid 0.75% of their average net assets in advisory fees to the former adviser.

     For its services, the Small/Mid Cap Fund pays the adviser a fee of 0.80% of its average net assets. The adviser has voluntarily agreed to limit the total expenses of the fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.25% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the fund. The adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year, the fund and the Predecessor Small/Mid Cap Fund paid 0.80% of their average net assets in advisory fees to the former adviser.


PORTFOLIO MANAGERS

     A team of investment professionals of the adviser are primarily responsible for the day-to-day management of each fund.


SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------


     Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the funds or their service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.


     For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the funds that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the funds. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the funds or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

     The funds may pay all or part of the fees paid to financial representatives. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The funds do not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

     The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the funds. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the funds.

  FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand the financial performance of each fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in each fund assuming all dividends and distributions were reinvested. The information below relates to each fund and its Predecessor Fund. On June 24, 2002, The Advisors' Inner Circle Fund Rice Hall James Micro Cap Portfolio acquired all of the assets of the Predecessor Micro Cap Portfolio and The Advisors' Inner Circle Fund Rice Hall James Small/Mid Cap Portfolio acquired all of the assets of the Predecessor Small/Mid Cap Portfolio (together, the "Predecessor Funds"). PricewaterhouseCoopers LLP, independent public accountants, have audited each fund's and its Predecessor Fund's information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the funds, which is available upon request by calling the funds at 866-474-5669.




RICE HALL JAMES MICRO CAP PORTFOLIO
-------------------------------------------------------------------------------------
     Years Ended October 31,        2002       2001      2000        1999       1998
-------------------------------------------------------------------------------------
     Net Asset Value,
       Beginning of Period        $ 15.57    $ 17.30   $ 16.06     $ 12.94    $ 18.76
                                  -------    -------   -------     -------    -------
     Income from Investment
       Operations:
       Net Investment Loss          (0.13)     (0.05)    (0.07)      (0.03)     (0.06)
       Net Realized and
          Unrealized Gain (Loss)    (2.22)      0.71      3.98        3.15      (3.47)
                                  -------    -------   -------     -------    -------
          Total From Investment
            Operations              (2.35)      0.66      3.91        3.12      (3.53)
                                  -------    -------   -------     -------    -------
     Distributions:
       Net Realized Gain            (0.85)     (2.39)    (2.67)         --      (2.29)
                                  -------    -------   -------     -------    -------
     Net Asset Value, End of
       Period                     $ 12.37    $ 15.57   $ 17.30     $ 16.06    $ 12.94
                                  =======    =======   =======     =======    =======
     Total Return+                 (16.32)%     5.19%    27.02%      24.21%    (20.86)%
                                  =======    =======   =======     =======    =======
     Ratios and Supplemental Data
       Net Assets, End of
          Period (Thousands)      $66,757    $74,498   $62,158     $48,399    $42,219
       Ratio of Expenses to
          Average Net Assets         1.20%      1.21%     1.19%      1.29%       1.16%
       Ratio of Net Investment
          Loss to Average
          Net Assets               (0.83)%    (0.34)%   (0.43)%     (0.67)%    (0.48)%
       Portfolio Turnover Rate        125%       148%      130%        132%       120%



     + Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



       Amounts designated as "-" are either $0 or have been rounded to $0.




RICE HALL JAMES SMALL/MID CAP PORTFOLIO
--------------------------------------------------------------------------------------------
     Years Ended October 31,        2002          2001        2000        1999        1998
--------------------------------------------------------------------------------------------
     Net Asset Value,
       Beginning of Period        $ 12.36       $ 17.93     $ 12.89      $ 12.89     $ 12.64
                                  -------       -------     -------      -------     -------
     Income from Investment
       Operations:
       Net Investment Loss          (0.04)        (0.02)         --        (0.05)      (0.01)
       Net Realized and
          Unrealized Gain (Loss)    (1.66)         0.04++      5.04         0.22        0.42
                                  -------       -------     -------      -------     -------
          Total From Investment
            Operations              (1.70)         0.02        5.04         0.17        0.41
                                  -------       -------     -------      -------     -------
     Distributions:
       Net Investment Income           --         (0.00)@        --           --       (0.00)@
       Net Realized Gain            (0.19)        (5.59)         --        (0.17)      (0.16)
                                  -------       -------     -------      -------     -------
          Total Distributions       (0.19)        (5.59)         --        (0.17)      (0.16)
                                   -------       -------     -------      -------     -------
     Net Asset Value, End of
       Period                     $ 10.47       $ 12.36     $ 17.93      $ 12.89     $ 12.89
                                  =======       =======     =======      =======     =======
     Total Return*                 (14.07)%        1.06%+     39.10%+       1.31%+      3.33%+
                                  =======       =======     =======      =======     =======
     Ratios and Supplemental Data
       Net Assets, End of
          Period (Thousands)      $81,354       $43,587     $21,207      $20,231     $21,780
       Ratio of Expenses to
          Average Net Assets         1.22%(1)      1.25%(1)    1.26%(1)     1.25%(1)    1.25%(1)
       Income/Loss of Net Investment
          Income to Average
          Net Assets               (0.48)%       (0.18)%       0.02%      (0.47)%     (0.12)%
       Portfolio Turnover Rate         64%           61%        119%          78%         83%



     + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser during the periods indicated.


    ++ The amount shown for the year ended October 31, 2002 for a share outstanding throughout the period does not accord with the aggregate net losses on investments for that period because of the sales and repurchase of fund shares in relation to fluctuating market value of the investments of the fund.

     * Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


     @ Value is less than $0.01 per share.


   (1) These expense ratios for these periods reflect fee waivers and/or reimbursements. Had these fees not been waived and/or reimbursed, the ratios would have been 1.39%, 1.67%, 1.29%, and 1.58% for the periods ended 2001, 2000, 1999 and 1998, respectively.

     Amounts designated as "--" are either $0 or have been rounded to $0.

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                      [THIS PAGE INTENTIONALLY LEFT BLANK]

THE RICE HALL JAMES PORTFOLIOS


     Investors who want more information about the funds should read the fund's annual/semi-annual reports and the funds' statement of additional information. The annual/semi-annual reports of the funds provide additional information about their investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of each fund during the last fiscal year. The statement of additional information contains additional detailed information about the funds and is incorporated by reference into (legally part of) this prospectus.

     Investors can receive free copies of the statement of additional information, shareholder reports, the funds' privacy policy and other information about the funds or the Predecessor Funds and can make shareholder inquiries by writing to or calling:

                         The Rice Hall James Portfolios
                                  PO Box 219009
                              Kansas City, MO 64121
                            (Toll free) 866-474-5669


     You can review and copy information about the funds (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 202-942-8090. Reports and other information about a fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at HTTP://WWW.SEC.GOV. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

     Investment Company Act of 1940 file number: 811-06400.



     RHJ-PS-001-0200

                         THE ADVISORS' INNER CIRCLE FUND

                                 [LOGO OMITTED]



THE SIRACH PORTFOLIOS

INSTITUTIONAL CLASS SHARES PROSPECTUS                             MARCH 1, 2003

                        SIRACH SPECIAL EQUITY PORTFOLIO
                        SIRACH EQUITY PORTFOLIO
                        SIRACH GROWTH PORTFOLIO
                        SIRACH STRATEGIC BALANCED PORTFOLIO
                        SIRACH BOND PORTFOLIO

                                INVESTMENT ADVISER:

                                SIRACH CAPITAL MANAGEMENT, INC.




             TheSecurities and Exchange Commission has not approved
               or disapproved these securities or passed upon the
                    adequacy or accuracy of this prospectus.
                     Any representation to the contrary is a
                               criminal offense.

TABLE OF CONTENTS


SIRACH SPECIAL EQUITY PORTFOLIO.....................................   1

    WHAT IS THE FUND'S OBJECTIVE? ..................................   1
    WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? ...........   1
    WHAT ARE THE FUND'S PRINCIPAL RISKS? ...........................   2
    HOW HAS THE FUND PERFORMED? ....................................   2
    WHAT ARE THE FUND'S FEES AND EXPENSES? .........................   4

SIRACH EQUITY PORTFOLIO.............................................   5

    WHAT IS THE FUND'S OBJECTIVE? ..................................   5
    WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? ...........   5
    WHAT ARE THE FUND'S PRINCIPAL RISKS? ...........................   5
    HOW HAS THE FUND PERFORMED? ....................................   6
    WHAT ARE THE FUND'S FEES AND EXPENSES? .........................   7

SIRACH GROWTH PORTFOLIO.............................................   9

    WHAT IS THE FUND'S OBJECTIVE? ..................................   9
    WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? ...........   9
    WHAT ARE THE FUND'S PRINCIPAL RISKS? ...........................   9
    HOW HAS THE FUND PERFORMED? ....................................  10
    WHAT ARE THE FUND'S FEES AND EXPENSES? .........................  11

SIRACH STRATEGIC BALANCED PORTFOLIO.................................  13

    WHAT IS THE FUND'S OBJECTIVE? ..................................  13
    WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? ...........  13
    WHAT ARE THE FUND'S PRINCIPAL RISKS? ...........................  14
    HOW HAS THE FUND PERFORMED? ....................................  16
    WHAT ARE THE FUND'S FEES AND EXPENSES? .........................  17

SIRACH BOND PORTFOLIO...............................................  19

    WHAT IS THE FUND'S OBJECTIVE? ..................................  19
    WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? ...........  19
    WHAT ARE THE FUND'S PRINCIPAL RISKS? ...........................  20
    HOW HAS THE FUND PERFORMED? ....................................  21
    WHAT ARE THE FUND'S FEES AND EXPENSES? .........................  22

INVESTING WITH THE FUNDS ...........................................  24

    BUYING SHARES ..................................................  24
    REDEEMING SHARES ...............................................  25
    EXCHANGING SHARES ..............................................  26
    TRANSACTION POLICIES ...........................................  26
    ACCOUNT POLICIES ...............................................  29

ADDITIONAL INFORMATION ABOUT THE FUNDS..............................  31

    OTHER INVESTMENT PRACTICES AND STRATEGIES ......................  31
    INVESTMENT MANAGEMENT ..........................................  32
    SHAREHOLDER SERVICING ARRANGEMENTS .............................  33

FINANCIAL HIGHLIGHTS................................................  35

    SIRACH SPECIAL EQUITY PORTFOLIO ................................  36
    SIRACH EQUITY PORTFOLIO ........................................  37
    SIRACH GROWTH PORTFOLIO ........................................  38
    SIRACH STRATEGIC BALANCED PORTFOLIO ............................  39
    SIRACH BOND PORTFOLIO ..........................................  40

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

SIRACH SPECIAL EQUITY PORTFOLIO


WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------

     The Special Equity Portfolio seeks to provide maximum long-term growth of capital, consistent with reasonable risk to principal, by investing in small capitalized companies with particularly attractive financial characteristics. The fund may change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------


     The Special Equity Portfolio seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies that have market capitalizations within the market capitalization range of the Russell 2000 Growth Index at the time of purchase. As of December 31, 2002, the Russell 2000 Index and the Russell 2000 Growth Index had a weighted average market capitalization of $490 million and consisted of companies with market capitalizations that ranged from $128 million to $1.3 billion. While the fund invests mainly in common stocks, it may also invest in other types of equity securities.


     The adviser invests the fund's assets in common stocks of companies that rank high on its proprietary ranking system. The adviser's system ranks securities using historical earnings growth and consistency, earnings acceleration, prospective earnings "surprise" probabilities, relative price strength and valuation. The adviser further narrows the list of potential investments using traditional fundamental security analysis, focusing particular attention on identifying the factors influencing earnings, understanding competitive advantages and examining earnings sustainability. The adviser believes that companies that have ranked highly according to its analysis are likely to provide superior rates of return over an extended period relative to the stock market in general.

     The adviser identifies a review price for each security (approximately 20% below its purchase price) at the time it purchases the security. The adviser continuously monitors the fund's investments and, if the price of a security declines below its review price, the adviser may sell some or all of that security.

     Normally, the fund expects that cash reserves will represent less than 20% of its assets.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

     Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

     Since the adviser selects securities for the fund using a growth oriented approach, the fund takes on the risks that are associated with a growth oriented mutual fund. Growth funds may not perform as well as certain other types of mutual funds using different approaches during periods when growth investing is out of favor.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------


     Effective June 24, 2002, the fund became the successor to a separate mutual fund, the UAM Funds, Inc. Sirach Special Equity Portfolio (the "Predecessor Special Equity Fund"). The Predecessor Special Equity Fund was managed by the same employees of the adviser who currently manage the fund, had identical investment objectives and strategies and was subject to substantially similar fees and expenses.

     The performance shown in the following bar chart and performance table represents the performance of the Predecessor Special Equity Fund for periods prior to Jund 24, 2002.

The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund and Predecessor Special Equity Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.


CALENDAR YEAR RETURNS



[BAR CHART OMITTED -- PLOT POINTS AS FOLLOWS:]


1993    18.89%
1994    -6.75%
1995    36.21%
1996    12.09%
1997    11.27%
1998     5.64%
1999    79.58%
2000    -5.42%
2001   -21.36%
2002   -29.76%



     During the periods shown in the chart for the fund and Predecessor Special Equity Fund, the highest return for a quarter was 43.96% (quarter ending 12/31/99) and the lowest return for a quarter was -26.88% (quarter ending 9/30/98).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

     The average annual return table compares average annual returns of the fund and Predecessor Special Equity Fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

                                                              1 Year   5 Years  10 Years
---------------------------------------------------------------------------------------------
      Average Annual Return Before Taxes                      -29.76%   -0.18%     6.44%
---------------------------------------------------------------------------------------------
      Average Annual Return After Taxes on Distributions+     -29.76%   -6.54%    -0.54%
---------------------------------------------------------------------------------------------
      Average Annual Return After Taxes on Distributions
        and Sale of Fund Shares+                              -18.27%   -1.53%     2.63%
---------------------------------------------------------------------------------------------
      Russell 2000 Growth Index* (reflects no deduction
        for fees, expenses or taxes)                          -30.26%   -6.59%     2.62%

      + After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

      * The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

WHAT ARE THE FUND'S FEES AND EXPENSES?

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other Sirach Portfolios.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

     The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.


      Management Fees                                                      0.70%
--------------------------------------------------------------------------------
      Other Expenses*                                                      0.28%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                 0.98%

      * Other Expenses include amounts related to an expense offset arrangement the Predecessor Special Equity Fund had that reduced its custodial fee based on the amount of cash maintained with its custodian. Because this expense offset arrangement does not apply to the fund, the fund's Other Expenses may be higher than those presented in the table above. This expense offset arrangement does not apply to the fund. Further, the adviser may enter into arrangements with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a portion of the fund's brokerage business. As a result of these arrangements, the fund's expenses generally may be reduced.


EXAMPLE

     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      1 Year             3 Years               5 Years                10 Years
--------------------------------------------------------------------------------
       $100               $312                  $542                  $1,201
--------------------------------------------------------------------------------

SIRACH EQUITY PORTFOLIO

WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------

     The Equity Portfolio seeks to provide long-term capital growth, consistent with reasonable risk to principal, by investing primarily in common stocks of companies that offer long-term growth potential. The fund may change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The Equity Portfolio invests at least 80% of its net assets in equity securities (primarily in common stocks) of companies of all sizes.

     The adviser invests the fund's assets in common stocks of companies that rank high on its proprietary ranking system. The adviser's system ranks securities using historical earnings growth and consistency, earnings acceleration, prospective earnings "surprise" probabilities, relative price strength and valuation. The adviser further narrows the list of potential investments using traditional fundamental security analysis, focusing particular attention on identifying the factors influencing earnings, understanding competitive advantages and examining earnings sustainability. The adviser believes that companies that have ranked highly according to its analysis are likely to provide superior rates of return over an extended period relative to the stock market in general.

     The adviser identifies a review price for each security (approximately 20% below its purchase price) at the time it purchases the security. The adviser continuously monitors the fund's investments and, if the price of a security declines below its review price, the adviser may sell some or all of that security.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

     Since the adviser selects securities for the fund using a growth oriented approach, the fund takes on the risks that are associated with a growth oriented mutual fund. Growth funds may not perform as well as certain other types of mutual funds using different approaches during periods when growth investing is out of favor.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------


     Effective June 24, 2002, the fund became the successor to a separate mutual fund, the UAM Funds, Inc. Sirach Equity Portfolio (the "Predecessor Equity Fund"). The Predecessor Equity Fund was managed by the same employees of the adviser who currently manage the fund, had identical investment objectives and strategies and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Equity Fund for periods prior to June 24, 2002.

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund and Predecessor Equity Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.


CALENDAR YEAR RETURNS



[BAR CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

1997    29.97%
1998    29.93%
1999    23.28%
2000   -18.98%
2001   -26.61%
2002   -25.00%

     During the periods shown in the chart for the fund and Predecessor Equity Fund, the highest return for a quarter was 25.01% (quarter ending 12/31/98) and the lowest return for a quarter was -24.58% (quarter ending 3/31/01).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

     The average annual return table compares average annual returns of the fund and Predecessor Equity Fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.



                                                                                   Since
                                                                1 Year   5 Years   7/1/96*
--------------------------------------------------------------------------------------------
      Average Annual Return Before Taxes                        -25.00%  -6.51%     0.81%
--------------------------------------------------------------------------------------------
      Average Annual Return After Taxes on Distributions+       -25.00%  -7.53%    -0.25%
--------------------------------------------------------------------------------------------
      Average Annual Return After Taxes on Distributions
        and Sale of Fund Shares+                                -15.35%  -4.50%     1.06
--------------------------------------------------------------------------------------------
      Russell 1000 Growth Index# (reflects no deduction
        for fees, expenses or taxes)                            -27.88   -3.84      2.56

     * Commencement of operations. Index comparisons begin on June 30, 1996.
     + After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
     # The Russell 1000 Growth Index is an unmanaged index which measures the performance of these Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is a market capitalization weighted index of the 1,000 U.S. companies with the largest market capitalization.


WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other Sirach Portfolios.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

     The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.


      Management Fees                                                      0.65%
--------------------------------------------------------------------------------
      Other Expenses*                                                      0.78%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                 1.43%

     * Other Expenses include amounts related to an expense offset arrangement the Predecessor Equity Fund had that reduced its custodial fee based on the amount of cash maintained with its custodian. Because this expense offset arrangement does not apply to the fund, the fund's Other Expenses may be higher than those presented in the table above. Further, the adviser may enter into arrangements with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a portion of the fund's brokerage business. As a result of these arrangements, the fund's expenses generally may be reduced.


EXAMPLE

     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      1 Year                 3 Years               5 Years              10 Years
--------------------------------------------------------------------------------
       $146                   $452                  $782                $1,713

SIRACH GROWTH PORTFOLIO

WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------

     The Growth Portfolio seeks to provide long-term capital growth, consistent with reasonable risk to principal, by investing primarily in common stocks of companies that offer long-term growth potential. The fund may change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The Growth Portfolio normally seeks to achieve its objective by investing primarily (at least 80% of its net assets) in common stocks of companies of all sizes.

     The adviser invests the fund's assets in common stocks of companies that rank high on its proprietary ranking system. The adviser's system ranks securities using historical earnings growth and consistency, earnings acceleration, prospective earnings "surprise" probabilities, relative price strength and valuation. The adviser further narrows the list of potential investments using traditional fundamental security analysis, focusing particular attention on identifying the factors influencing earnings, understanding competitive advantages and examining earnings sustainability. The adviser believes that companies that have ranked highly according to its analysis are likely to provide superior rates of return over an extended period relative to the stock market in general.

     The adviser identifies a review price for each security (approximately 20% below its purchase price) at the time it purchases the security. The adviser continuously monitors the fund's investments and, if the price of a security declines below its review price, the adviser may sell some or all of that security.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

     Since the adviser selects securities for the fund using a growth oriented approach, the fund takes on the risks that are associated with a growth oriented mutual fund. Growth funds may not perform as well as certain other types of mutual funds using different approaches during periods when growth investing is out of favor.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------


     Effective June 24, 2002, the fund became the successor to a separate mutual fund, the UAM Funds, Inc. Sirach Growth Portfolio (the "Predecessor Growth Fund"). The Predecessor Growth Fund was managed by the same employees of the adviser who currently manage the fund, had identical investment objectives and strategies and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Growth Fund for periods prior to June 24, 2002.

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund and Predecessor Growth Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.


CALENDAR YEAR RETURNS



[BAR CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

1994    -7.53%
1995    29.40%
1996    23.18%
1997    32.09%
1998    25.95%
1999    23.92%
2000   -11.45%
2001   -20.75%
2002   -21.77%


     During the periods shown in the chart for the fund and Predecessor Growth Fund, the highest return for a quarter was 25.58% (quarter ending 12/31/98) and the lowest return for a quarter was -19.54% (quarter ending 3/31/01).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

     The average annual return table compares average annual returns of the fund and Predecessor Growth Fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

                                                                                  Since
                                                               1 Year   5 Years  12/1/93*
------------------------------------------------------------------------------------------
      Average Annual Return Before Taxes                       -21.77%  -3.04%     6.06%
------------------------------------------------------------------------------------------
      Average Annual Return After Taxes on Distributions+      -21.77%  -6.52%     2.14%
------------------------------------------------------------------------------------------
      Average Annual Return After Taxes on Distributions
        and Sale of Fund Shares+                               -13.36%  -2.14%     4.25%
------------------------------------------------------------------------------------------
      S&P 500 Composite Index# (reflects no deduction for
        fees, expenses or taxes)                               -22.10%  -0.58%     9.31%
------------------------------------------------------------------------------------------

     * Commencement of operations. Index comparisons begin on November 30, 1993. + After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
     # S&P 500 Composite Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.


WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
     The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other Sirach Portfolios.

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
     ASSETS)

     The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.


      Management Fees                                                      0.65%
--------------------------------------------------------------------------------
      Other Expenses*                                                      0.70%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                 1.35%

     * Other Expenses include amounts related to an expense offset arrangement the Predecessor Growth Fund had that reduced its custodial fee based on the amount of cash maintained with its custodian. Because this expense offset arrangement does not apply to the fund, the fund's Other Expenses may be higher than those presented in the table above. Further, the adviser may enter into arrangements with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a portion of the fund's brokerage business. As a result of these arrangements, the fund's expenses generally may be reduced.


EXAMPLE

     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      1 Year                 3 Years               5 Years              10 Years
--------------------------------------------------------------------------------
       $137                   $428                  $739                $1,624

SIRACH STRATEGIC BALANCED PORTFOLIO

WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------

     The Strategic Balanced Portfolio seeks to provide long-term capital growth, consistent with reasonable risk to principal, by investing in a diversified fund of common stocks and fixed income securities. The fund may change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The Strategic Balanced Portfolio invests in a combination of stocks, bonds and short-term cash equivalents. Normally, the fund will invest approximately 35% to 70% of its assets in equity securities, and 25% to 50% of its assets in debt securities. While the adviser can vary the composition of the fund within those ranges, it will typically invest approximately 55% to 60% of the fund's assets in equity securities and 40% to 45% in debt securities. The fund will invest at least 25% of its total assets in senior debt securities, including preferred stock.


     The fund invests in equity and debt securities using the same techniques and strategies as the Growth and Bond Portfolios, respectively. With respect to the equity portion of the fund's assets, the adviser invests in common stocks of companies that rank high on its proprietary ranking system. The adviser's system ranks securities using historical earnings growth and consistency, earnings acceleration, prospective earnings "surprise" probabilities, relative price strength and valuation. The adviser further narrows the list of potential investments using traditional fundamental security analysis, focusing particular attention on identifying the factors influencing earnings, understanding competitive advantages and examining earnings sustainability. The adviser believes that companies that have ranked highly according to its analysis are likely to provide superior rates of return over an extended period relative to the stock market in general.


     The adviser identifies a review price for each security (approximately 20% below its purchase price) at the time it purchases the security. The adviser continuously monitors the fund's investments and, if the price of a security declines below its review price, the adviser may sell some or all of that security.

     With respect to the bond portion of the fund's assets, the adviser's fixed income management process includes four primary elements:

     o Average Maturity: The adviser's goal is to vary the average life of the fund to take advantage of anticipated changes in interest rates. The fund will have a longer duration when interest rates are anticipated to fall and a shorter duration with rising interest rates.


     o Maturity Structure: The adviser will vary the mix of short, intermediate and long securities to reach the target average duration. Interest rates change by different amounts at different maturities and the goal is to take advantage of the most beneficial changes.

     o Sector Allocation: The adviser will change the mix between government, corporate, and mortgage securities based on the attractiveness of each sector's yields and the outlook for changes in those yields.

     o Issue Selection: The adviser will select the best issues available to meet the duration, maturity structure and sector allocation targets. Securities will be selected based on the analysis of each security's fundamental creditworthiness structure and relative valuation.

     The adviser will adjust the maturity/duration, maturity structure, sector weightings and individual issues of the fund based on its assessment of current economic conditions, trends and relative valuations. This includes constantly monitoring the investments in the fund to determine if the securities still meet the expectations of the adviser. Securities are sold when they can be replaced with securities that will add more value to the fund.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

RISKS ASSOCIATED WITH INVESTING IN EQUITIES

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

     Since the adviser selects securities for the fund using a growth oriented approach, the fund takes on the risks that are associated with a growth oriented mutual fund. Growth funds may not perform as well as certain other types of mutual funds using different approaches during periods when growth investing is out of favor.

RISKS ASSOCIATED WITH INVESTING IN BONDS

     As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated forcing the fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the fund to reinvest the money at a lower interest rate.

     The concept of duration is useful in assessing the sensitivity of the fixed-income portion of the fund's assets to interest rate movements, which are the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt-security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus the higher the duration, the more volatile the security. The duration of the fixed income portion of the fund's assets is normally kept within plus or minus 20% of the Lehman Brothers Aggregate Bond Index.

     Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier or after the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents. The average maturity of the fixed income portion of the fund's assets is generally kept within plus or minus 1.5 years of the Lehman Brothers Aggregate Bond Index.

     The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------


     Effective June 24, 2002, the fund became the successor to a separate mutual fund, the UAM Funds, Inc. Sirach Strategic Balanced Portfolio (the "Predecessor Strategic Balanced Fund"). The Predecessor Strategic Balanced Fund was managed by the same employees of the adviser who currently manage the fund, had identical investment objectives and strategies and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Strategic Balanced Fund for periods prior to June 24, 2002.

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund and Predecessor Strategic Balanced Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.


CALENDAR YEAR RETURNS



[BAR CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

1994    -6.92%
1995    25.98%
1996    13.20%
1997    21.86%
1998    19.35%
1999    13.48%
2000    -2.89%
2001    -9.44%
2002   -10.92%


     During the periods shown in the chart for the fund and Predecessor Strategic Balanced Fund, the highest return for a quarter was 14.73% (quarter ending 12/31/98) and the lowest return for a quarter was -9.62% (quarter ending 3/31/01).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

     The average annual return table compares average annual returns of the fund and Predecessor Strategic Balanced Fund to those of certain broad-based securities market indices. Returns are based on past results and are not an indication of future performance.

                                                                                      Since
                                                               1 Year     5 Years    12/1/93*
------------------------------------------------------------------------------------------------
      Average Annual Return Before Taxes                       -10.92%      1.19%      6.30%
------------------------------------------------------------------------------------------------
      Average Annual Return After Taxes on Distributions**     -11.55%     -0.98%      3.28%
------------------------------------------------------------------------------------------------
      Average Annual Return After Taxes on Distributions
        and Sale of Fund Shares**                               -6.69%      0.48%      3.94%
      S&P 500 Composite Index+ (reflects no deduction for
        fees, expenses or taxes)                               -22.10%     -0.58%      9.31%
------------------------------------------------------------------------------------------------
      Lehman Brothers Aggregate Bond Index++ (reflects no
        deduction for fees, expenses or taxes)                  10.27%      7.54%      7.26%
------------------------------------------------------------------------------------------------
      Balanced Benchmark# (reflects no deduction for
        fees, expenses or taxes)                                -9.81%      3.10%      8.84%


     * Commencement of operations. Index comparisons begin on November 30, 1993.
     ** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
     + S&P 500 Composite Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.
     ++ Lehman Brothers Aggregate Bond Index is an unmanaged fixed income market value-weighted index that combines the Lehman Brothers Government/Credit Bond Index, Lehman Brothers Mortgage-Backed Securities Index, and the Lehman Brothers Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (Baa3) or higher, with maturities of at least one year and outstanding par values of at least $150 million.
     # Balanced Benchmark is comprised of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Index.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other Sirach Portfolios.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

     The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.


      Management Fees                                                      0.65%
--------------------------------------------------------------------------------
      Other Expenses*                                                      0.47%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                 1.12%

     * Other Expenses include amounts related to an expense offset arrangement the Predecessor Strategic Balanced Fund had that reduced its custodial fee based on the amount of cash maintained with its custodian. Because this expense offset arrangement does not apply to the fund, the fund's Other Expenses may be higher than those presented in the table above. Further, the adviser may enter into arrangements with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a portion of the fund's brokerage business. As a result of these arrangements, the fund's expenses generally may be reduced.


EXAMPLE

     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      1 Year                 3 Years               5 Years             10 Years
--------------------------------------------------------------------------------
       $114                   $356                  $617               $1,363

SIRACH BOND PORTFOLIO

WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------

     The Bond Portfolio seeks to achieve above-average total return, consistent with reasonable risk to principal, by investing primarily in dollar-denominated, investment-grade fixed-income securities. The fund may change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The Bond Portfolio seeks to achieve its objective by investing at least 80% of its net assets in a diversified mix of dollar-denominated, investment-grade debt securities.

     The adviser's fixed income management process includes four primary elements:


     o Average Maturity: The adviser's goal is to vary the average life of the fund to take advantage of anticipated changes in interest rates. The Bond Portfolio will have a longer duration when interest rates are anticipated to fall and a shorter duration with rising interest rates.


     o Maturity Structure: The adviser will vary the mix of short, intermediate and long securities to reach the target average duration. Interest rates change by different amounts at different maturities and the goal is to take advantage of the most beneficial changes.

     o Sector Allocation: The adviser will change the mix between government, corporate, and mortgage securities based on the attractiveness of each sector's yields and the outlook for changes in those yields.

     o Issue Selection: The adviser will select the best issues available to meet the duration, maturity structure and sector allocation targets. Securities will be selected based on the analysis of each security's fundamental creditworthiness, structure and relative valuation.

     The adviser will adjust the maturity/duration, maturity structure, sector weightings and individual issues of the fund based on its assessment of current economic conditions, trends and relative valuations. This includes constantly monitoring the investments in the fund to determine if the securities still meet the expectations of the adviser. Securities are sold when they can be replaced with securities that will add more value to the fund.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated forcing the fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the fund to reinvest the money at a lower interest rate.


     The concept of duration is useful in assessing the sensitivity of a fixed-income fund to interest rate movements, which are the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security. The duration of the fund is normally kept within plus or minus 20% of the Lehman Brothers Aggregate Bond Index.

     Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier or after the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents. The average maturity of the fund is generally kept within plus or minus 1.5 years of the Lehman Brothers Aggregate Bond Index.

     The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------


     Effective June 24, 2002, the fund became the successor to a separate mutual fund, the UAM Funds, Inc. Sirach Bond Portfolio (the "Predecessor Bond Fund"). The Predecessor Bond Fund was managed by the same employees of the adviser who currently manage the fund, had identical investment objectives and strategies and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Bond Fund for periods prior to June 24, 2002.

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund and Predecessor Bond Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.


CALENDAR YEAR RETURNS



[BAR CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

1998     7.83%
1999    -0.78%
2000    11.28%
2001     3.97%
2002     5.42%



     During the periods shown in the chart for the fund and Predecessor Bond Fund, the highest return for a quarter was 4.54% (quarter ending 12/31/00) and the lowest return for a quarter was -1.54% (quarter ending 12/31/01).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

     The average annual return table compares average annual returns of the fund and Predecessor Bond Fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.
                                                                          Since
                                               1 Year        5 Years    11/3/97*
--------------------------------------------------------------------------------
      Average Annual Return Before Taxes        5.42%         5.47%       5.68%
--------------------------------------------------------------------------------
      Average Annual Return After Taxes
        on Distributions+                       3.31%         3.01%       3.22%
--------------------------------------------------------------------------------
      Average Annual Return After Taxes
        on Distributions
        and Sale of Fund Shares+                3.28%         3.14%       3.32%
--------------------------------------------------------------------------------
      Lehman Brothers Aggregate Bond Index#
        (reflects no deduction for fees,
        expenses or taxes)                     10.27%         7.54%       7.59%
--------------------------------------------------------------------------------
     * Commencement of operations. Index comparisons begin on October 31, 1997. + After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
     # An unmanaged fixed income market value-weighted index that combines the Lehman Brothers Government/Credit Bond Index, Lehman Brothers Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (Baa3) or higher, with maturities of at least one year and outstanding par values of at least $150 million.


WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other Sirach Portfolios.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

     The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.


      Management Fees                                                      0.35%
--------------------------------------------------------------------------------
      Other Expenses*                                                      0.46%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                 0.81%

     * The adviser has voluntarily agreed to limit the expenses of the fund to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.75%. The adviser may discontinue all or part of this waiver at any time.

       Other Expenses include amounts related to an expense offset arrangement the Predecessor Bond Fund had that reduced its custodial fee based on the amount of cash maintained with its custodian. Because this expense offset arrangement does not apply to the fund, the fund's Other Expenses may be higher than those presented in the table above.


     EXAMPLE

     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      1 Year                 3 Years               5 Years             10 Years
--------------------------------------------------------------------------------
        $83                   $259                  $450               $1,002

INVESTING WITH THE FUNDS

BUYING SHARES
--------------------------------------------------------------------------------


     All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The funds do not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The funds do not accept purchases made by credit card check.

BY MAIL

     You can open an account with a fund by sending a check and your account application to the address below. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the funds. Be sure your check identifies clearly your name, your account number and a fund name.


     REGULAR MAIL ADDRESS
     The Sirach Portfolios
     PO Box 219009
     Kansas City, MO 64121

     EXPRESS MAIL ADDRESS
     The Sirach Portfolios
     330 West 9th Street
     Kansas City, MO 64105

BY WIRE

     To open an account by wire, first call 877-474-7224 for an account number and wire control number. Next, send your completed account application to the funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 877-474-7224 to get a wire control number and wire your money to the funds.

     WIRING INSTRUCTIONS


     United Missouri Bank
     ABA # 101000695
     The Sirach Portfolios
     DDA Acct. # 9871063178
     Ref: fund name/account number/account name/wire control number

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)


     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the funds. To cancel or change a plan, write to the funds at The Sirach Portfolios, PO Box 219009, Kansas City, MO 64121 (Express Mail
     Address: 330 West 9th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

MINIMUM INVESTMENTS

     You can open an account with a fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal
     IRAs). You can buy additional shares for as little as $100.

FUND CODES

     Each fund's reference information, which is listed below, will be helpful to you when you contact the funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

                                        Trading                        Fund
     Fund Name                           Symbol          CUSIP         Code
--------------------------------------------------------------------------------
     Sirach Special Equity Portfolio      SSEPX        00758M345       1974
--------------------------------------------------------------------------------
     Sirach Equity Portfolio              SIEQX        00758M352       1972
--------------------------------------------------------------------------------
     Sirach Growth Portfolio              SGRWX        00758M360       1973
--------------------------------------------------------------------------------
     Sirach Strategic Balanced Portfolio  SSBAX        00758M329       1975
--------------------------------------------------------------------------------
     Sirach Bond Portfolio                SBNDX        00758M337       1971

REDEEMING SHARES
--------------------------------------------------------------------------------

BY MAIL


     You may contact the funds directly by mail at The Sirach Portfolios, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 330 West 9th Street, Kansas City, MO 64105). Send a letter to the funds signed by all registered parties on the account specifying:

     o The fund name(s);


     o The account number;

     o The dollar amount or number of shares you wish to redeem;

     o The account name(s); and

     o The address to which redemption (sale) proceeds should be sent.


     All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.


     Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 877-474-7224 if you need more information.

BY TELEPHONE

     You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 877-474-7224 to redeem your shares. Based on your instructions, the funds will mail your proceeds to you or wire them to your bank.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

     If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the funds.

EXCHANGING SHARES
--------------------------------------------------------------------------------

     At no charge, you may exchange shares of one Sirach Portfolio for shares of the same class of any other Sirach Portfolio by writing to or calling the funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

     You may buy, sell or exchange shares of the funds on each day the New York Stock Exchange is open at a price equal to the funds' NAV next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time). Therefore, to receive the NAV on any given day, the funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.

     Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of the funds may change on days when you are unable to purchase or redeem shares.

     The funds calculate their NAVs by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The funds use current market prices to value their investments. However, the funds may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The funds will determine an investment's fair value according to methods established by the Board of Trustees of The Advisors' Inner Circle Fund (the "Board"). The funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The funds may use a Board-approved pricing service to value some of their assets.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

     You may buy or sell shares of the funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the funds on time. Your financial intermediary may charge additional transaction fees for its services.

     Certain financial intermediaries have agreements with the funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the funds by the time the funds' shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

IN-KIND TRANSACTIONS

     Under certain conditions and at the funds' discretion, you may pay for shares of the funds with securities instead of cash. In addition, the funds may pay all or part of your redemption proceeds (in excess of $250,000) with securities instead of cash.

PAYMENT OF REDEMPTION PROCEEDS

     Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.


     The funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the funds may require a shareholder to furnish additional legal documents to insure proper authorization.

     If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check or bank check.


TELEPHONE TRANSACTIONS

     The funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.


RIGHTS RESERVED BY THE SIRACH PORTFOLIOS


PURCHASES

     At any time and without notice, the funds may:

     o Stop offering shares;

     o Reject any purchase order; or

     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEMPTIONS

     At any time and without notice, the funds may change or eliminate any of the redemption methods described above, except redemption by mail. The funds may suspend your right to redeem if: o Trading on the New York Stock Exchange is restricted or halted; or o The Securities and Exchange Commission allows the funds to delay redemptions.

EXCHANGES

     The funds may:

     o Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;
     o Reject any request for an exchange; or
     o Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

SMALL ACCOUNTS

     The funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment (See "Buying Shares" for minimum initial investment amounts). This provision does not apply:

     o To retirement accounts and certain other accounts; or

     o When the value of your account falls because of market fluctuations and not your redemptions.

     The funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

DISTRIBUTIONS

     Normally, each fund distributes its net investment income quarterly and its net capital gains at least once a year. The funds will automatically reinvest dividends and distributions in additional shares of the funds, unless you elect on your account application to receive them in cash.

FEDERAL TAXES

     The following is a summary of the federal income tax consequences of investing in the funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the funds.

     TAXES ON DISTRIBUTIONS At least annually, each fund will distribute substantially all of its net investment income and its net realized capital gains, if any. Distributions of the funds will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the funds held their investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year the funds will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 877-474-7224, to find out when the funds expect to make a distribution to shareholders.

     Each sale or exchange of shares of a fund may be a taxable event. For tax purposes, an exchange of shares of one Sirach Portfolio for another is the same as a sale.

     A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

     More information about taxes is in the Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUNDS

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     In addition to its principal investment strategies, each fund may use the investment strategies described below. Each fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of a fund's investment practices and its risks, you should read the SAI.

DERIVATIVES

     The Bond and Strategic Balanced Portfolios may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify a fund's gains or losses. There are various factors that affect a fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a fund buys or sells. A fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

AMERICAN DEPOSITARY RECEIPTS (ADRS)

     The Growth, Equity, Special Equity and Balanced Portfolios may invest in ADRs. The Growth and Strategic Balanced Portfolios may only invest up to 20% of their assets in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

     Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

SHORT-TERM INVESTING

     The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, the funds may invest up to 100% of their assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the funds' principal investment strategies, and may prevent the fund from achieving its investment objective. The funds will use a temporary strategy if the adviser believes that pursuing the funds' investment objective will subject it to a significant risk of loss. The funds with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from the policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions. When the adviser pursues a temporary defensive strategy, a fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

PORTFOLIO TURNOVER

     The funds may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the fund. Shareholders must pay tax on such capital gains.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER


     Sirach Capital Management, Inc., located at 520 Pike Street, Suite 2800, Seattle, Washington 98101-1389, is each fund's investment adviser. The adviser manages and supervises the investment of each fund's assets on a discretionary basis. The adviser, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation), has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970. Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of Old Mutual plc, a financial services company based in the

     United Kingdom. For its services, each fund pays the adviser a fee, as set forth in the table below.

     In addition, the adviser has voluntarily agreed to limit the total expenses of the Bond Portfolio (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 0.75% of average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the Bond Portfolio. The adviser intends to continue its expense limitations until further notice, but may discontinue them at any time. The table lists the amount each fund and its Predecessor Fund paid the adviser during the most recent fiscal year, as a percentage of their average net assets.

                                Special                      Strategic
                                Equity    Equity    Growth   Balanced    Bond
                               Portfolio Portfolio Portfolio Portfolio Portfolio
--------------------------------------------------------------------------------
     Management Fee              0.70%     0.65%     0.65%     0.65%     0.35%
--------------------------------------------------------------------------------
     Expense Limit                N/A       N/A       N/A       N/A      0.75%
--------------------------------------------------------------------------------
     Advisory Fees Paid During
        Most Recent Fiscal Year  0.70%     0.19%     0.65%     0.65%     0.09%


PORTFOLIO MANAGERS

     A team of the adviser's investment professionals has primary responsibility for the day-to-day management of each fund. For more information on the composition of the team managing the funds, please see the SAI.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

     Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the funds or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

     For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the funds that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the funds. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of a fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

     The funds may pay all or part of their fees paid to financial representatives. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The funds do not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

     The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the funds. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the funds.

  FINANCIAL HIGHLIGHTS



     The financial highlights table is intended to help you understand the financial performance of each fund for the past five years. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in each fund assuming all dividends and distributions were reinvested. The information below relates to each fund and its Predecessor Fund. On June 24, 2002, The Advisors' Inner Circle Fund Sirach Special Equity Portfolio acquired all of the assets of the Predecessor Special Equity Portfolio, The Advisors' Inner Circle Fund Sirach Equity Portfolio acquired all of the assets of the Predecessor Equity Portfolio, The Advisors' Inner Circle Fund Sirach Growth Portfolio acquired all of the assets of the Predecessor Growth Portfolio, The Advisors' Inner Circle Fund Sirach Strategic Balanced Portfolio acquired all of the assets of the Predecessor Strategic Balanced Portfolio, and The Advisors' Inner Circle Fund Sirach Bond Portfolio acquired all of the assets of the Predecessor Bond Portfolio (together, the "Predecessor Funds"). PricewaterhouseCoopers LLP, independent public accountants, have audited each fund's and its Predecessor Fund's information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the funds, which is available upon request by calling the funds at 877-474-7224.


SIRACH SPECIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
   Years Ended October 31,                    2002             2001           2000            1999           1998
---------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, Beginning of Period   $     5.13       $     13.19    $    13.36      $    10.09     $    14.95
                                           ------------     ------------   ------------    ------------   ------------
   Income from Investment Operations:
     Net Investment Loss                       (0.03)            (0.03)        (0.07)          (0.07)         (0.10)
     Net Realized and Unrealized
        Gain (Loss)                            (0.91)            (3.75)         4.40            5.85          (1.90)
                                           ------------     ------------   ------------    ------------   ------------

       Total From Investment Operations        (0.94)            (3.78)         4.33            5.78          (2.00)
                                           ------------     ------------   ------------    ------------   ------------
   Distributions:
     Net Realized Gain                           --              (4.28)        (4.50)          (2.51)         (2.86)
                                           ------------     ------------   ------------    ------------   ------------
   Net Asset Value, End of Period         $     4.19       $      5.13    $    13.19      $    13.36     $    10.09
                                           ------------     ------------   ------------    ------------   ------------
                                           ------------     ------------   ------------    ------------   ------------
   Total Return+                              (18.32)%          (37.24)%       36.47%          71.28%        (14.99)%
                                           ------------     ------------   ------------    ------------   ------------
                                           ------------     ------------   ------------    ------------   ------------
     Ratios and Supplemental Data
       Net Assets, End of Period
          (Thousands)                       $101,624          $127,815      $215,910        $184,377       $154,373
     Ratio of Expenses to Average Net
       Assets                                   0.95%             0.97%         0.88%           0.94%          0.92%
     Ratio of Net Investment Loss
       to Average Net Assets                   (0.61)%           (0.54)%       (0.49)%         (0.57)%        (0.61)%
     Portfolio Turnover Rate                     175%              157%          143%            205%           126%

     + Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     Amounts designated as "--" are either $0 or have been rounded to $0.



SIRACH EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
   Years Ended October 31,                       2002             2001          2000            1999           1998
---------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, Beginning of Period     $     9.71       $     17.42    $    19.36      $    15.59     $    13.98
                                             ------------     ------------   ------------    ------------   ------------
   Income from Investment Operations:
     Net Investment Loss                         (0.02)            (0.03)        (0.07)          (0.04)         (0.01)
     Net Realized and Unrealized
        Gain (Loss)                              (1.45)            (6.76)         1.65            4.08           2.01
                                             ------------     ------------   ------------    ------------   ------------


       Total From Investment Operations          (1.47)            (6.79)         1.58            4.04           2.00
                                             ------------     ------------   ------------    ------------   ------------
   Distributions:
     Net Investment Income                          --                --            --              --          (0.01)
     Net Realized Gain                              --             (0.92)        (3.52)          (0.27)         (0.38)
                                             ------------     ------------   ------------    ------------   ------------
       Total Distributions                          --             (0.92)        (3.52)          (0.27)         (0.39)
                                             ------------     ------------   ------------    ------------   ------------
   Net Asset Value, End of Period           $     8.24       $      9.71    $    17.42      $    19.36     $    15.59
                                             ------------     ------------   ------------    ------------   ------------
                                             ------------     ------------   ------------    ------------   ------------
   Total Return+                                (15.14)%          (40.64)%        7.62%          26.17%         14.63%
                                             ------------     ------------   ------------    ------------   ------------
                                             ------------     ------------   ------------    ------------   ------------
     Ratios and Supplemental Data
       Net Assets, End of Period
          (Thousands)                       $   31,594       $    42,404    $   73,491      $   43,125     $   37,939
     Ratio of Expenses to Average Net
       Assets                                     0.94%(1)          0.90%(1)      0.90%(1)        0.90%(1)       0.90%(1)
     Ratio of Net Investment Loss
       to Average Net Assets                     (0.19)%           (0.24)%       (0.43)%         (0.21)%        (0.08)%
     Portfolio Turnover Rate                        78%               92%           73%            121%            75%

  + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser during the periods indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
  (1) These expense ratios for these years reflect fee waivers and/or reimbursements. Had these fees not been waived and/or reimbursed, the ratios would have been 1.40%, 1.18%, 1.05%, 1.24% and 1.20%, for the years ended 2002, 2001, 2000, 1999 and 1998, respectively.

  Amounts designated as "--" are either $0 or have been rounded to $0.



SIRACH GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
   Years Ended October 31,                       2002             2001          2000            1999           1998
---------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, Beginning of Period     $      6.08      $     11.06    $    14.63      $    13.76     $    15.44
                                             ------------     ------------   ------------    ------------   ------------
   Income from Investment Operations:
     Net Investment Income (Loss)                 (0.03)           (0.04)        (0.06)          (0.06)          0.02
     Net Realized and Unrealized
        Gain (Loss)                               (0.69)           (3.34)         2.00            3.37           1.47
                                             ------------     ------------   ------------    ------------   ------------

       Total From Investment Operations           (0.72)           (3.38)         1.94            3.31           1.49
                                             ------------     ------------   ------------    ------------   ------------
   Distributions:
     Net Investment Income                           --               --            --              --          (0.04)
     Net Realized Gain                               --            (1.60)        (5.51)          (2.44)         (3.13)
                                             ------------     ------------   ------------    ------------   ------------
       Total Distributions                           --            (1.60)        (5.51)          (2.44)         (3.17)
                                             ------------     ------------   ------------    ------------   ------------
   Net Asset Value, End of Period           $      5.36      $      6.08    $    11.06      $    14.63     $    13.76
                                             ------------     ------------   ------------    ------------   ------------
                                             ------------     ------------   ------------    ------------   ------------
   Total Return+                                 (11.84)%         (34.30)%       14.69%          26.90%         11.45%
                                             ------------     ------------   ------------    ------------   ------------
                                             ------------     ------------   ------------    ------------   ------------
     Ratios and Supplemental Data
       Net Assets, End of Period
          (Thousands)                           $21,615          $31,634       $67,376         $62,231        $84,423
     Ratio of Expenses to Average Net
       Assets                                      1.32%            1.26%         1.09%           1.01%          0.91%
     Ratio of Net Investment Income
       (Loss) to Average Net Assets               (0.43)%          (0.47)%       (0.44)%         (0.35)%         0.17%
     Portfolio Turnover Rate                         73%              70%           71%             90%           103%

  + Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Amounts designated as "--" are either $0 or have been rounded to $0.



SIRACH STRATEGIC BALANCED PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
   Years Ended October 31,                       2002              2001          2000            1999          1998
---------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, Beginning of Period     $      8.77      $     11.59    $    12.32      $    11.56     $    12.44
                                             ------------     ------------   ------------    ------------   ------------
   Income (Loss) from Investment
    Operations:
     Net Investment Income                         0.15             0.16          0.24            0.25           0.28
     Net Realized and Unrealized
        Gain (Loss)                               (0.65)           (1.98)         1.05            1.49           0.88
                                             ------------     ------------   ------------    ------------   ------------

       Total From Investment Operations           (0.50)           (1.82)         1.29            1.74           1.16
                                             ------------     ------------   ------------    ------------   ------------
   Distributions:
     Net Investment Income                        (0.15)           (0.21)        (0.25)          (0.25)         (0.29)
     Net Realized Gain                               --            (0.79)        (1.77)          (0.73)         (1.75)
                                             ------------     ------------   ------------    ------------   ------------
       Total Distributions                        (0.15)           (1.00)        (2.02)          (0.98)         (2.04)
                                             ------------     ------------   ------------    ------------   ------------
   Net Asset Value, End of Period           $      8.12      $      8.77    $    11.59      $    12.32     $    11.56
                                             ------------     ------------   ------------    ------------   ------------
                                             ------------     ------------   ------------    ------------   ------------
   Total Return+                                  (5.80)%         (16.62)%       11.07%          15.74%         10.63%
                                             ------------     ------------   ------------    ------------   ------------
                                             ------------     ------------   ------------    ------------   ------------
     Ratios and Supplemental Data
       Net Assets, End of Period
          (Thousands)                           $29,032          $54,867       $71,989         $71,014        $84,522
     Ratio of Expenses to Average Net
       Assets                                      1.08%            1.05%         1.00%           1.01%          1.01%
     Ratio of Net Investment Income
       to Average Net Assets                       1.60%            2.08%         1.99%           2.00%          2.39%
     Portfolio Turnover Rate                         92%             111%           68%             83%            87%

  + Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Amounts designated as "--" are either $0 or have been rounded to $0.



SIRACH BOND PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
   Years Ended October 31,                       2002              2001           2000            1999           1998+
---------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, Beginning of Period     $     10.15       $      9.68    $      9.70     $    10.35     $    10.00
                                             ------------      ------------   ------------    ------------   ------------
   Income from Investment Operations:
     Net Investment Income                         0.49              0.58           0.62           0.60           0.59
     Net Realized and Unrealized
      Gain (Loss)                                 (0.48)             0.48          (0.01)         (0.54)          0.28
                                             ------------      ------------   ------------    ------------   ------------

       Total From Investment Operations            0.01              1.06           0.61           0.06           0.87
                                             ------------      ------------   ------------    ------------   ------------
   Distributions:
     Net Investment Income                        (0.49)            (0.59)         (0.63)         (0.60)         (0.52)
     Net Realized Gain                            (0.02)               --             --          (0.11)            --
                                             ------------      ------------   ------------    ------------   ------------
       Total Distributions                        (0.51)            (0.59)         (0.63)         (0.71)         (0.52)
                                             ------------      ------------   ------------    ------------   ------------
   Net Asset Value, End of Period           $      9.65       $     10.15    $      9.68     $     9.70     $    10.35
                                             ------------      ------------   ------------    ------------   ------------
                                             ------------      ------------   ------------    ------------   ------------
   Total Return++                                  0.28%            11.14%          6.57%          0.58%          8.84%**
                                             ------------      ------------   ------------    ------------   ------------
                                             ------------      ------------   ------------    ------------   ------------
     Ratios and Supplemental Data
       Net Assets, End of Period
      (Thousands)                              $82,359          $116,144         $84,661        $64,847        $63,409
     Ratio of Expenses to Average
      Net Assets                                  0.55%(1)          0.50%(1)        0.50%(1)       0.50%(1)       0.51%*(1)
     Ratio of Net Investment Income
       to Average Net Assets                      4.95%(2)          5.80%           6.45%          5.90%          5.95%*
     Portfolio Turnover Rate                       122%              191%            150%           170%           168%

  *   Annualized.
  **  Not annualized.
  + For the period from November 3, 1997 (commencement of operation) to October 31, 1998.
  ++ Total return would have been lower had certain fees not been waived and expenses assumed by the adviser during the periods indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
  (1) These expense ratios for these periods reflect fee waiver and/or reimbursements. Had these fee waivers not been waived and/or reimbursed, the ratios would have been 0.81%, 0.74%, 0.84%, 0.88% and 0.93%, for the years ended 2002, 2001, 2000, 1999 and 1998, respectively.
  (2) The reclassification of paydown gain and losses as discussed in the Notes to Financial Statements had no per share effect. The fund's Ratio of Net Investment Income to Average Net Assets would have been 4.96% with the reclassification of paydown gains and losses for the year ended October 31, 2002. Ratios for the prior periods have not been restated to reflect this change.


  Amounts designated as "--" are either $0 or have been rounded to $0.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

THE SIRACH PORTFOLIOS


     Investors who want more information about the funds should read the funds' annual/semi-annual reports and the funds' statement of additional information. The annual/semi-annual reports of the funds provide additional information about their investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of each fund during the last fiscal year. The statement of additional information contains additional detailed information about the funds and is incorporated by reference into (legally part of) this prospectus.

     Investors can receive free the copies of the statement of additional information, shareholder reports, the funds' privacy policy and other information about the funds or the Predecessor Funds and can make shareholder inquiries by writing to or calling:


                              The Sirach Portfolios
                                  PO Box 219009
                              Kansas City, MO 64121
                            (Toll free) 877-474-7224

     You can review and copy information about the funds (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 202-942-8090. Reports and other information about a fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at HTTP://WWW.SEC.GOV. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

     Investment Company Act of 1940 file number: 811-06400.


     SIR-PS-001-0200

                                                 THE ADVISORS' INNER CIRCLE FUND




 THE STERLING CAPITAL FUNDS

 INSTITUTIONAL CLASS PROSPECTUS                                    MARCH 1, 2003


                                           STERLING CAPITAL SMALL CAP VALUE FUND
                                                  STERLING CAPITAL BALANCED FUND



                                 [LOGO OMITTED]





             THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
                 OR DISAPPROVED THESE SECURITIES OR PASSED UPON
                        THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

FUND SUMMARY.............................................................    1

   WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUNDS?......................    1
   WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS?............    1
   WHAT ARE THE PRINCIPAL RISKS OF THE FUNDS?............................    2
   HOW HAVE THE FUNDS PERFORMED?.........................................    3
   WHAT ARE THE FEES AND EXPENSES OF THE FUNDS?..........................    6

INVESTING WITH THE STERLING CAPITAL FUNDS................................    7

   BUYING SHARES.........................................................    7
   REDEEMING SHARES......................................................    9
   EXCHANGING SHARES.....................................................    9
   TRANSACTION POLICIES..................................................    9

ACCOUNT POLICIES.........................................................   13

   SMALL ACCOUNTS........................................................   13
   DISTRIBUTIONS.........................................................   13
   FEDERAL TAXES.........................................................   13

FUND DETAILS.............................................................   15

   PRINCIPAL INVESTMENTS AND RISKS OF THE FUNDS..........................   15
   OTHER INVESTMENT PRACTICES AND STRATEGIES.............................   19
   INVESTMENT MANAGEMENT.................................................   20
   SHAREHOLDER SERVICING ARRANGEMENTS....................................   21

FINANCIAL HIGHLIGHTS.....................................................   22

   SMALL CAP VALUE FUND..................................................   22
   BALANCED FUND.........................................................   23

FUND SUMMARY

WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUNDS?
--------------------------------------------------------------------------------

     Listed below are the investment objectives of the funds. The funds cannot guarantee they will meet their investment objectives. A fund may not change its investment objective without shareholder approval.


SMALL CAP VALUE FUND

     The Small Cap Value Fund seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in equity securities of smaller companies, in terms of market capitalization.


BALANCED FUND

     The Balanced Fund seeks to provide maximum long-term return consistent with reasonable risk to principal, by investing in a balanced fund of common stocks and fixed-income securities.


WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS?
--------------------------------------------------------------------------------
     This section summarizes the principal investment strategies of the funds. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE FUNDS."


SMALL CAP VALUE FUND

     The Small Cap Value Fund normally seeks to achieve its objective by investing primarily (at least 90% of its net assets) in common stocks of companies with market capitalizations of $1.4 billion or less.

     The Adviser selects individual equity securities for the fund using an approach designed to identify equities priced at a discount from the estimated value of their underlying businesses. The Adviser intends to fully invest the fund and normally expects that cash reserves will represent a relatively small portion of the fund's assets (generally 10% or less).


BALANCED FUND

     The Balanced Fund typically seeks to achieve its objective by investing approximately 60% of its assets in equity securities and 40% in debt securities and cash. While the fund may invest in companies of any size, it expects to invest the majority of its equity assets in companies with market capitalizations over $500 million. The Adviser selects equity securities for the fund based on an approach that focuses on market leading companies with substantial financial strength. The debt portion of the fund will primarily consist of investment-grade debt securities. The Adviser selects debt securities for the fund using a three-step approach that emphasizes quality and potential capital preservation.


WHAT ARE THE PRINCIPAL RISKS OF THE FUNDS?
--------------------------------------------------------------------------------

     This section summarizes the principal risks associated with investing in the funds. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE FUNDS."


RISKS COMMON TO THE FUNDS

     As with all mutual funds, at any time, your investment in a fund may be worth more or less than the price that you originally paid for it. You may lose money by investing in a fund because:

     o The fund's investment strategy did not produce the intended results or because it did not implement its strategy properly.

     o Unforeseen occurrences in the securities markets negatively affect the fund.


SMALL CAP VALUE FUND AND BALANCED FUND

     As with all equity funds, the risks that could affect the value of the funds' shares and the total return on your investment include the possibility that the equity securities held by a fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire industry or sector or a particular company. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

     Value oriented mutual funds may not perform as well as certain other types of equity mutual funds during periods when value stocks are out of favor.


BALANCED FUND

     As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities), and a fund's share price, to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing a fund to reinvest the money at a lower interest rate.

     The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.


HOW HAVE THE FUNDS PERFORMED?
--------------------------------------------------------------------------------


     Effective March 16, 2001 the funds became successors to separate mutual funds, the UAM Funds, Inc. Sterling Partners' Portfolios (Predecessor Funds). The Predecessor Funds were managed by the same employees of the Adviser who currently manage the funds, had identical investment objectives and strategies, and were subject to the same fees and expenses. The performance shown in the following bar charts and performance tables represents the performance of the Predecessor Funds for periods prior to March 16, 2001.

     The following information illustrates how the performance of the funds and Predecessor Funds has varied from year to year. The bar charts show the performance during each calendar year for the period shown in the charts. The average annual return tables compare the average annual returns to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

SMALL CAP VALUE FUND

     CALENDAR YEAR RETURNS

[Bar graph omitted--plot points as follows:]


1998                     -2.86%
1999                      6.50%
2000                     22.12%
2001                      9.77%
2002                    -17.03%
                                                                Quarter
                                             Return              Ended
--------------------------------------------------------------------------------
Highest Quarter                              26.91%            (6/30/99)
--------------------------------------------------------------------------------
Lowest Quarter                              -20.49%            (9/30/02)


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
                                                                         Since
Small Cap Value Fund                                1 Year     5 Years   1/2/97*
--------------------------------------------------------------------------------
Return Before Taxes                                -17.03%      2.85%     8.11%

Return After Taxes on Distributions**              -17.18%      1.33%     6.54%

Return After Taxes on Distributions and
   Sale of Fund Shares**                           -10.32%      1.72%     6.04%
--------------------------------------------------------------------------------
Russell 2000 Value Index+ (reflects no deduction
   for fees, expenses, or taxes)                   -11.43%      2.71%     6.90%
--------------------------------------------------------------------------------

 * Commencement of operations. Index comparisons begin on 01/31/97.


** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



 + The Russell 2000 Value Index contains those securities in the Russell 2000
   Index which have lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is comprised of the smallest 2000 companies out of the 3000 largest U.S. companies. The index is unmanaged and does not reflect any transaction costs.

BALANCED FUND

     CALENDAR YEAR RETURNS

[Bar graph omitted--plot points as follows:]


1993                      9.95%
1994                     -1.94%
1995                     20.67%
1996                     18.27%
1997                     18.34%
1998                      7.73%
1999                     -0.37%
2000                      8.55%
2001                     -5.56%
2002                     -7.98%


                                                                  Quarter
                                                           Return      Ended
--------------------------------------------------------------------------------
Highest Quarter                                            9.59%    (12/31/96)
--------------------------------------------------------------------------------
Lowest Quarter                                           -10.12%     (9/30/02)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
                                                                        Since
Balanced Fund                               1 Year    5 Year  10 Year  3/15/91*
--------------------------------------------------------------------------------
Return Before Taxes                         -7.98%     0.25%   6.31%    6.78%
Return After Taxes on Distributions**       -8.82%    -1.81%   3.40%    3.72%
Return After Taxes on Distributions and
  Sale of Fund Shares**                     -4.89%    -0.53%   3.82%    3.98%
--------------------------------------------------------------------------------
S&P 500/BARRA Value Index+ (reflects no
  deduction for fees, expenses, or taxes)  -20.85%    -0.85%   9.39%    9.65%
--------------------------------------------------------------------------------
S&P 500 Index++ (reflects no deduction
  for fees, expenses, or taxes)            -22.10%    -0.58%   9.34%    9.78%
--------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index+++
  (reflects no deduction for fees,
  expenses, or taxes)                       10.27%     7.54%   7.51%    8.11%
--------------------------------------------------------------------------------
  * Commencement of operations. Index comparisons begin on 3/31/91.
 ** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
  + The S&P 500/BARRA Value Index is a subset of the companies in the S&P 500 and consists of those stocks with the lowest price-to-book ratios. The index is unmanaged and does not reflect any transaction costs.
 ++ The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.
+++ The Lehman Brothers U.S. Aggregate Index is an unmanaged index representing domestic taxable investment grade bonds with index components for government and corporate securities, mortgage pass-through securities, and asset backed securities.

WHAT ARE THE FEES AND EXPENSES OF THE FUNDS?

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The funds are no-load investments, which means there are no fees or charges to buy or sell shares, to reinvest dividends or to exchange between the funds.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)


     The funds have annual operating expenses and as a shareholder you pay them indirectly. This table describes the fees and expenses that you may pay if you buy and hold shares of a fund.

                                                      Small Cap        Balanced
                                                      Value Fund         Fund
--------------------------------------------------------------------------------
     Management Fee                                     1.00%            0.75%
--------------------------------------------------------------------------------
     Other Expenses*                                    0.31%            0.27%
--------------------------------------------------------------------------------
     Total Annual Fund Operating Expenses               1.31%            1.02%

     The Adviser has voluntarily agreed to waive a portion of its fees to keep the funds' total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding the amount presented in the table below, expressed as a percentage of each fund's average daily net assets. This expense limitation currently remains in place for the funds, however, the Adviser may change or cancel its expense limitation at any time.

     Other Expenses include amounts related to an expense offset arrangement the Predecessor Funds had that reduced their custodial fee based on the amount of cash maintained with their custodian. Because this expense offset arrangement does not apply to the funds, the funds' Other Expenses may be higher than those presented in the table above. In addition, the adviser may enter into arrangements with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a portion of each fund's brokerage business. As a result of these arrangements, the funds' expenses generally may be reduced, which in turn may reduce the cost to the advisor of its voluntary expense limit.


                           Small Cap Value Fund              Balanced Fund
--------------------------------------------------------------------------------
     Expense Limits                1.25%                         1.11%


EXAMPLE

     This example can help you to compare the cost of investing in these funds to the cost of investing in other mutual funds. The example assumes you invest $10,000 in each fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 Year      3 Years        5 Years     10 Years
--------------------------------------------------------------------------------
Small Cap Value Fund             $133        $415           $718       $1,579
--------------------------------------------------------------------------------
Balanced Fund                    $104        $325           $563       $1,248

 INVESTING WITH THE STERLING CAPITAL FUNDS

BUYING SHARES
--------------------------------------------------------------------------------


   All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The funds do not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The funds do not accept purchases made by credit card check.

   -----------------------------------------------------------------------------
                          TO OPEN AN ACCOUNT           TO BUY MORE SHARES
   -----------------------------------------------------------------------------
   BY MAIL           Send a check and your account    Send a check and, if
                     application to the funds.        possible,  the "Invest by
                                                      Mail" stub that
                                                      accompanied your statement
                                                      to the funds. Be sure your
                                                      check clearly identifies
                                                      your name, account number
                                                      and the fund in which you
                                                      want to invest.

   -----------------------------------------------------------------------------
   BY WIRE           Call 866-450-3722 for an         Call 866-450-3722 to
                     account number and wire          get a wire control
                     control number. Send your        number and wire your
                     completed account application    money to the
                     to the Sterling Capital Funds.   funds as follows:
                     Wire your money to the funds
                     as follows:




                               Wiring Instructions
                       United Missouri Bank of Kansas, NA
                                 ABA #101000695
                           The Sterling Capital Funds
                             DDA Acct. # 9870523965
                         Ref: fund name/account number/
                        account name/wire control number
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              TO OPEN AN ACCOUNT           TO BUY MORE SHARES
   -----------------------------------------------------------------------------
   BY AUTOMATIC             You may not open an         To set up a plan, mail a
   INVESTMENT PLAN          account via ACH.            completed application to
   (VIA ACH)                                            the funds at the address
                                                        below. To cancel or
                                                        change your plan, write
                                                        to the funds. Allow up
                                                        to 15 days to create the
                                                        plan and 3 days to
                                                        cancel or change it.
   -----------------------------------------------------------------------------
   MINIMUM                  $2,500-- regular account    $100
   INVESTMENTS              $500 -- IRAs





                             STERLING CAPITAL FUNDS
                                  PO BOX 219009
                           KANSAS CITY, MO 64121-9009
                            (TOLL FREE) 866-450-3722

REDEEMING SHARES
--------------------------------------------------------------------------------
   BY MAIL Send a letter to the fund signed by all registered parties on the account specifying:

                        o The name of the fund;
                        o The account number; and
                        o The dollar amount or number of shares you wish to
                          redeem.

                        Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) if you need more information.

   -----------------------------------------------------------------------------
   BY TELEPHONE         You must first establish the telephone
                        redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

                        Call 866-450-3722 to redeem your shares. Based on your instructions, the funds will mail your proceeds to you or wire them to your bank.
   -----------------------------------------------------------------------------

   BY SYSTEMATIC        If your account balance is at least $10,000, you may
   WITHDRAWAL           transfer as little as $100 per month from your fund's
   PLAN                 (Via ACH) account to your financial institution. To
                        participate in this service, you must complete the appropriate sections of the account application and mail it to the funds.

EXCHANGING SHARES
--------------------------------------------------------------------------------

     You may exchange shares of one Sterling Capital Fund for shares of another Sterling Capital Fund at no charge, by writing or calling the Sterling Capital Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).


TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

     You may buy, sell or exchange shares of a fund at a price equal to its net asset value per share (NAV) next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open. Therefore, to receive the NAV on any given day, the funds must accept your order before the close of trading on the NYSE that day.

     Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day. The funds are open for business on the same days as the NYSE, which is closed on weekends and certain holidays.

     Securities that are traded on foreign exchanges may trade on days when the NYSE is closed. Consequently, the value of a fund may change on days when you are unable to purchase or redeem shares.

     The funds calculate their NAVs by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The funds use market prices to value their investments. Investments that do not have readily available market prices are valued at fair value, according to guidelines established by the funds. The funds may also value securities at fair value when events occur that make established valuation methods (such as stock exchange closing prices) unreliable in their judgment. The funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The funds may use a pricing service to value some of their assets, such as debt securities or foreign securities.


BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

     You may buy or sell shares of the funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the funds on time. Your financial intermediary may charge additional transaction fees for its services.

     Certain financial intermediaries have agreements with the funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the funds by the time they price their shares on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.


IN-KIND TRANSACTIONS

     At the funds' discretion, you may pay for shares with securities instead of cash. In addition, the funds may pay all or part of your redemption proceeds (in excess of $250,000) with securities instead of cash.

PAYMENT OF REDEMPTION PROCEEDS
     The funds will pay redemption proceeds within seven days after they receive a redemption request in proper form. To be in proper form, a written redemption request must include the following information:

     o The name of the fund;
     o The account number;
     o The account name(s);
     o The address;
     o The dollar amount or number of shares you wish to redeem; and
     o The signatures of all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

     The funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the funds may require a shareholder to furnish additional legal documents to insure proper authorization.


     If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to fifteen (15) days from the purchase date. You may avoid these delays by paying for shares with a certified check or bank check.



TELEPHONE TRANSACTIONS

     The funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


RIGHTS RESERVED BY THE STERLING CAPITAL FUNDS

     PURCHASES

     At any time and without notice, the funds may:

     o Stop offering shares;
     o Reject any purchase order; or
     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.)

     REDEMPTIONS

     At any time, the funds may change or eliminate any of the redemption methods described above, except redemption by mail. The funds may suspend your right to redeem if:

     o Trading on the NYSE is restricted or halted; or
     o The Securities and Exchange Commission allows the funds to delay redemptions.

     EXCHANGES

     The funds may:

     o Modify or cancel the exchange program at any time on sixty (60) days' written notice to shareholders;
     o Reject any request for an exchange; or
     o Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES

SMALL ACCOUNTS
--------------------------------------------------------------------------------
     The funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. (See "Buying Shares" for minimum initial investment amounts.) This provision does not apply:

     o To retirement accounts and certain other accounts; or
     o When the value of your account falls below the required minimum because of market fluctuations.

     The funds will notify you before liquidating your account and allow you sixty (60) days to increase the value of your account.


DISTRIBUTIONS
--------------------------------------------------------------------------------
     Normally, the funds distribute any net investment income quarterly. In addition, the funds distribute any net capital gains at least once a year. The funds will automatically reinvest dividends and distributions in additional shares of the funds, unless you elect on your account application to receive them in cash.


FEDERAL TAXES
--------------------------------------------------------------------------------
     The following is a summary of the federal income tax consequences of investing in the funds. You may also have to pay state and local taxes on your investment. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the funds.


TAXES ON DISTRIBUTIONS

     The distributions of the funds will generally be taxable to shareholders as ordinary income or capital gains. The funds' net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the fund. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year the funds will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying into a dividend" and should be avoided by taxable investors. Call 866-450-3722 to find out when the funds expect to make a distribution to shareholders.

TAXES ON EXCHANGES AND REDEMPTIONS

     When you exchange or redeem shares in either fund, you will generally recognize a capital gain or loss for federal tax purposes. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less, long-term if you held the shares for longer. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares. You may also be subject to state and local taxes on an exchange or redemption.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable, but they may be taxable in the future. You should consult your tax advisor regarding the rules governing your IRA or other tax-qualified plan.

BACKUP WITHHOLDING

     By law, the funds must withhold a portion of your distributions and proceeds at the applicable withholding rate if you have not provided complete, correct taxpayer information.

 FUND DETAILS

PRINCIPAL INVESTMENTS AND RISKS OF THE FUNDS
--------------------------------------------------------------------------------
     This section briefly describes the principal investment strategies the funds may employ in seeking their objectives. For more information concerning these investment strategies and their associated risks, please read the "FUND SUMMARY" and the SAI. You can find information on each fund's recent strategies and holdings in the annual/semi-annual report of the funds. As long as it is consistent with their objectives and other policies described in the SAI, each fund may change these strategies without shareholder approval.


IN WHAT TYPES OF SECURITIES DO THE FUNDS INVEST?

     SMALL CAP VALUE FUND

     The Small Cap Value Fund normally seeks to achieve its objective by investing primarily (at least 90% of its net assets) in common stocks of companies with market capitalization of $1.4 billion or less. The Adviser intends to fully invest the fund and normally expects that cash reserves will represent a relatively small percentage of the fund's assets (generally 10% or less). While the fund invests mainly in common stocks, it may also invest in other types of equity securities.


     BALANCED FUND

     The Balanced Fund normally seeks to achieve its objective by investing approximately 60% of its assets in equity securities and 40% in debt securities and cash. The debt portion of the fund will primarily consist of investment-grade debt securities. Typically, the fund will invest at least 25% of its total assets in senior debt securities, including preferred stocks.

     While the fund may invest in equity securities of companies of any size, the majority of the stocks it owns will have a market capitalization over $500 million. The Adviser selects individual equity securities for the fund using the approach described below, which is designed to identify equities priced at a discount from the estimated value of their underlying businesses.


HOW DOES THE ADVISER SELECT SECURITIES FOR THE FUNDS?

     EQUITY SECURITIES

     SMALL CAP VALUE FUND

     The Adviser's investment process focuses on identifying securities that are priced below the estimated value of the underlying business. The Adviser approaches each investment as a private investor or businessperson would approach a private transaction, which means that it examines all factors relevant to the worth of an ongoing business using traditional fundamental securities analysis. Such factors include balance sheet quality, sustainable earnings power, industry stability, capital intensity, reinvestment opportunities, and management talent. This "businessperson's approach" is designed to produce a high quality fund.

     The Adviser's sell discipline is as important as its buy discipline. For every stock it buys, the Adviser defines in writing the reasons for owning it based on the fundamental factors noted above. The Adviser reviews any stock that underperforms its sector against a pre-written outline and sells those that fail to demonstrate fundamental progress in keeping with the original reasons for buying it.


     BALANCED FUND

     The Adviser's investment process focuses on identifying securities of companies that lead in their respective markets, possess substantial financial strength characteristics, and are priced below the estimated value of the underlying business. From a quantitative standpoint, the investment process relies on a multi-factor risk model that analyzes market capitalization, price-to-book ratio, interest rate sensitivity, price/earnings ratio, yield, and beta. From a qualitative standpoint, stocks are analyzed for financial strength and flexibility by examining debt to capital levels, interest coverage ratio, rating agency assessments, and ability to adequately service debt in difficult periods.

     The Adviser's sell discipline is as important as its buy discipline. A stock is sold when our research indicates financial strength deterioration, fundamental disruption to the business model places market leadership position at stake, or when the multi-risk factor model suggests weakness. Stocks are also sold to make room for more compelling stocks within the fund.

     For the Balanced Fund, another important aspect of the Adviser's approach is an emphasis on diversification across a range of industries. The Adviser divides the S&P 500/BARRA Value Index into industry groupings, and uses these groupings as a yardstick for the fund. The Adviser seeks a healthy representation within each sector because it believes this will allow it to control volatility within an acceptable range.

     DEBT SECURITIES

     The Adviser believes debt securities present the best source of income for the Balanced Fund. The Adviser also views debt securities as opportunities for capital appreciation, sources of liquidity and a means to reduce overall fund volatility. The management of the debt segment of the fund consists of three important steps. First, the Adviser uses proprietary analytical tools to manage the interest rate risk of the fund. After arriving at an appropriate average maturity for the fund, the Adviser uses a "top down" approach to select the most attractively valued sectors for the debt securities. Finally, it analyzes the spectrum of the yield curve to identify the most desirable maturities at which to invest the fund. The Adviser's debt strategy emphasizes quality and capital preservation.


WHAT ARE THE CHARACTERISTICS AND RISKS OF THE SECURITIES IN WHICH THE FUNDS INVEST?

     DEBT SECURITIES

     A debt security is an interest bearing security that corporations and governments use to borrow money from investors. The issuer of a debt security promises to pay interest at a specified rate, which may be variable or fixed, and to repay the amount borrowed at maturity (dates when debt securities are due and payable). The funds may invest in a variety of types of debt securities, including those issued by corporations and the U.S. government and its agencies, mortgage-backed and asset-backed securities (securities that are backed by pools of loans or mortgages assembled for sale to investors), municipal notes and bonds, commercial paper and certificates of deposit.

     The concept of duration is useful in assessing the sensitivity of a fixed-income fund to interest rate movements, which is a significant source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the price of the bond will go down, and vice versa). Some types of debt securities are more affected by changes in interest rates than others. For example, changes in rates may cause people to pay off or refinance the loans underlying mortgage-backed and asset-backed securities earlier or later than expected, which would shorten or lengthen the maturity of the security. This behavior can negatively affect the performance of a fund by shortening or lengthening its average maturity and, thus, changing its effective duration. The unexpected timing of mortgage-backed and asset-backed prepayments caused by changes in interest rates may also cause the fund to reinvest its assets at lower rates, reducing the yield of the fund.

     The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and/or return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.


     EQUITY SECURITIES

     Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

     Equity securities may lose value because of factors affecting the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. These circumstances may lead to long periods of poor performance, such as during a "bear market." Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

     Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

     Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the Adviser's assessment of a company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the fund's share price may suffer. A value-oriented fund may not perform as well as certain other types of mutual funds during periods when value stocks are out of favor.

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     In addition to their principal investment strategies, the funds may use the investment strategies described below. They may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For information concerning these and other investment practices and their risks, you should read the SAI.

AMERICAN DEPOSITARY RECEIPTS (ADRS)

     Each fund may each invest up to 20% of its total assets in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depository banks and generally trade on an established market in the United States. Although they are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

     Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a fund to sell its securities and could reduce the value of your shares. Changes in tax and accounting standards could negatively impact the value of a foreign issuer and difficulties obtaining information about foreign companies can negatively affect the Adviser's investment decisions.

DERIVATIVES

     Generally, a derivative is a financial transaction whose value is based on the value of an underlying asset, interest rate, exchange rate, stock index or other measures. Each fund may invest in futures and options to protect against a change in the price of an investment a fund owns or anticipates buying in the future (a practice known as hedging). A fund also may use futures and options to remain fully invested and to reduce transaction costs.

     Futures contracts are contracts that obligate the buyer to receive and the seller to deliver a security or money on a specified date. Options grant the right, but not the obligation, to buy or sell a specified amount of a security or other assets on or before a specified date at a predetermined price.

     Derivatives are often more volatile than other investments and may magnify a fund's gains or losses. A fund may lose money if the Adviser:

     o Fails to predict correctly the direction in which the underlying asset or economic factor will move;
     o Judges market conditions incorrectly; or
     o Employs a strategy that does not correlate well with the investments of the fund.


SHORT-TERM INVESTING

     At times, the Adviser may decide to invest up to 100% of a fund's assets in a variety of high-quality, short-term debt securities, such as U.S. government securities. The Adviser may invest in these types of securities for temporary defensive purposes, to earn a return on uninvested assets or to meet redemptions. The Adviser may temporarily adopt a defensive position to reduce changes in the value of the shares of a fund that may result from adverse market, economic, political or other developments.

     When the Adviser pursues a temporary defensive strategy, a fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent a fund from achieving its stated objectives.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER


     Sterling Capital Management, LLC (the "Adviser"), a North Carolina limited liability company located at Two Morrocroft Centre, 4064 Colony Road, Suite 300, Charlotte, North Carolina 28211, is the investment adviser to each of the funds. The Adviser was organized by five key employees of Sterling Capital Management Company, the investment adviser to the Predecessor Funds. The Adviser manages and supervises the investment of each fund's assets on a discretionary basis, subject to oversight by The Advisors' Inner Circle Fund Board of Trustees (the "Board"). The Adviser has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1970.

     For its services, the Small Cap Value Fund pays the Adviser a fee of 1.00% of its average net assets. The Adviser has voluntarily agreed to limit the total expenses of the fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.25% of its average net assets.

     To maintain this expense limit, the Adviser may waive a portion of its man-agement fee and/or reimburse certain expenses of the fund. The Adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year the Small Cap Value Fund paid 0.93% of its average daily net assets in advisory fees to the Adviser.

     For its services, the Balanced Fund pays the Adviser a fee of 0.75% of its average net assets. The Adviser has voluntarily agreed to limit the total expenses of the fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.11% of its average net assets. To maintain this expense limit, the Adviser may waive a portion of its management fee and/or reimburse certain expenses of the fund. However, no waivers were necessary to maintain the Balanced Fund's fee cap during the past fiscal year. The Adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year the Balanced Fund paid 0.75% of its average daily net assets in advisory fees to the Adviser.


FUND MANAGERS

     Teams of investment professionals of the Adviser are primarily responsible for the day-to-day management of the funds.


SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------
     Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the funds or their service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

     For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the funds that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the funds. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the funds or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

     The funds may pay all or part of the fees paid to financial representatives. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate to the services performed. The funds do not pay these service fees on shares purchased directly.

     In addition, the Adviser may, at its own expense, pay financial representatives for these services or distribution and marketing services performed with respect to the funds, and in some cases, these payments may be significant.

FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand the financial performance of the funds for the fiscal periods indicated. Certain information contained in the table reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the funds assuming all dividends and distributions were reinvested. On March 16, 2001, the Sterling Capital Small Cap Value Fund acquired all of the assets of the UAM Fund Inc.'s Sterling Partners' Small Cap Value Portfolio and the Sterling Capital Balanced Fund acquired all of the assets of the UAM Fund Inc.'s Sterling Partners' Balanced Portfolio (together, the "Predecessor Funds"). Information prior to March 16, 2001 relates to the Predecessor Funds. The information provided below for the fiscal year ended October 31, 2002 has been audited by KPMG LLP, independent auditors of the funds. The information for prior periods has been audited by predecessor independent accounting firms. The financial statements and the unqualified opinion of KPMG LLP are included in the annual report of the funds, which is available upon request by calling the funds at 866-450-3722.


SMALL CAP VALUE FUND
Years Ended October 31, **                   2002     2001(1)      2000       1999      1998
-------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period        $14.00     $14.65      $12.88     $11.93    $13.72
-------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net Investment Income (Loss)             (0.01)      0.09        0.06       0.03       .--
   Net Realized and Unrealized
      Gain (Loss)                           (1.30)      0.85        2.16       1.04     (1.35)
-------------------------------------------------------------------------------------------------
       Total From Investment Operations     (1.31)      0.94        2.22       1.07     (1.35)
-------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income                      .--      (0.08)      (0.07)     (0.02)      .--
   Net Realized Gain                        (0.94)     (1.51)      (0.38)     (0.10)    (0.44)
-------------------------------------------------------------------------------------------------
      Total Distributions                   (0.94)     (1.59)      (0.45)     (0.12)    (0.44)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $11.75     $14.00      $14.65     $12.88    $11.93
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Total Return+                              (10.34)%     6.70%      17.77%      9.02%   (10.08)%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
  Net Assets, End of Period
    (Thousands)                          $167,698   $110,022     $60,918    $44,103   $35,231
  Ratio of Expenses to Average
    Net Assets                               1.25%*     1.25%**     1.26%      1.25%     1.25%
  Ratio of Net Investment Income
      to Average Net Assets                 (0.07)%*    0.33%**     0.42%      0.22%     0.01%
  Portfolio Turnover Rate                      24%        62%         98%        50%       70%

  + Total Return would have been lower had certain fees not been waived and assumed by the Adviser during the periods indicated.
  * Without waivers these ratios would have been 1.31% and (0.13)%, respectively.
 ** Without waivers these ratios would have been 1.37% and 0.21%, respectively.
(1) The information set forth in this table for the period prior to March 16, 2001 is the financial data of the Predecessor Funds, each a series of the UAM Funds, Inc. Amounts designated as "--" are either $0 or have been rouned to $0.



BALANCED FUND
Years Ended October 31,                        2002         2001(1)      2000       1999      1998
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $10.02        $11.24      $12.13     $12.81    $13.91
------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net Investment Income                         0.23          0.25        0.33       0.34      0.33
  Net Realized and Unrealized
      Gain (Loss)                              (0.89)        (0.96)       0.21       0.28      0.52
------------------------------------------------------------------------------------------------------
       Total From Investment
          Operations                           (0.66)        (0.71)       0.54       0.62      0.85
------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income                        (0.23)        (0.27)      (0.35)     (0.32)    (0.34)
  Net Realized Gain                            (0.02)        (0.24)      (1.08)     (0.98)    (1.61)
------------------------------------------------------------------------------------------------------
      Total Distributions                      (0.25)        (0.51)      (1.43)     (1.30)    (1.95)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $ 9.11         $10.02     $11.24     $12.13    $12.81
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Total Return+                                  (6.71)%        (6.60)%     5.28%      5.12%     6.58%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
   Net Assets, End of Period
     (Thousands)                             $32,691        $42,651    $49,503    $61,905   $78,544
   Ratio of Expenses to Average
     Net Assets                                 1.02%          1.11%*     1.12%      1.11%     1.11%
   Ratio of Net Investment Income
     to Average Net Assets                      2.21%          2.30%*     2.88%      2.55%     2.46%
   Portfolio Turnover Rate                       125%(2)         86%       121%++      82%       82%


  * Without waivers these ratios would have been 1.27% and 2.14%, respectively.

  + Total Return would have been lower had certain fees not been waived and assumed by the Adviser during the periods indicated.

 ++ The turnover rate was higher than normally anticipated due to increased shareholder activity within the Fund.


(1) The information set forth in this table for the period prior to March 16, 2001 is the financial data of the Predecessor Funds, each a series of the UAM Funds, Inc.

(2) (Unaudited) The turnover in the Balanced Fund rose during the last six months primarily due to the active nature of the fixed income management. In 2002, the credit markets were extremely volatile due to the negative publicity associated with corporate accounting scandals. During this volatile period, we believed that it was very important to purge any names from our portfolios that could be possibly tainted by any negative publicity.

    In addition we have been in the process of shifting our yield curve position from a bullet structure to more of a barbell. This strategy will be gradually implemented but also involves increased activity in the account. We believe that the yield curve will flatten in 2003 and we are working to position the fund to take advantage of that move.

                      [This Page Intentionally Left Blank]

FUND CODES
     The reference information below will be helpful to you when you contact the Sterling Partners' Funds to purchase or exchange shares, check daily NAVs or get additional information.

                                        Trading          CUSIP            Fund
                                        Symbol          Number           Number
--------------------------------------------------------------------------------
     Small Cap Value Fund                SPSCX        00758M 57 6         1234
--------------------------------------------------------------------------------
     Balanced Fund                       SPBPX        00758M 58 4         1232

 THE STERLING CAPITAL FUNDS

     For investors who want more information about the funds, the following documents are available upon request.

ANNUAL/SEMI-ANNUAL REPORTS

     The annual/semi-annual reports of the funds provide additional informa-tion about their investments. In the annual report, you will also find a dis-cussion of the market conditions and investment strategies that signifi-cantly affected the performance of the funds during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

     The SAI contains additional detailed information about the funds, is incor-porated by reference and is legally considered part of this prospectus.

HOW TO GET MORE INFORMATION

     Investors can receive free copies of the SAI, shareholder reports and other information about the funds as well as make shareholder inquiries by writ-ing to or calling:


                             Sterling Capital Funds
                                  PO Box 219009
                           Kansas City, MO 64121-9009
                                  866-450-3722


     You can review and copy information about the funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the fund are avail-able on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

     The funds' Investment Company Act of 1940 file number is 811-06400.



                                                                 SCM-PS-001-0400

                                   PROSPECTUS
                                  March 1, 2003
--------------------------------------------------------------------------------
                                  SYNOVUS FUNDS
--------------------------------------------------------------------------------
                         The Advisors'Inner Circle Fund
                             CLASS A, B AND C SHARES

                           Large Cap Core Equity Fund
                               Mid Cap Value Fund
                           Intermediate-Term Bond Fund
                           Georgia Municipal Bond Fund

                             [Cover Photos omitted]

                               INVESTMENT ADVISER:
                        Synovus Funds Investment Advisors

                             INVESTMENT SUB-ADVISER:
              Steinberg Priest & Sloane Capital Management Co. Inc.
                              (Mid Cap Value Fund)

                               [Logo omitted] (R)
                               Synovus Funds (SM)

                The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS


ABOUT THIS PROSPECTUS

The Synovus Funds ("Funds") are a separate series of The Advisors' Inner Circle Fund ("Trust"), a mutual fund family that offers different classes of shares in separate investment portfolios. The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class A, Class B and Class C Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

Class A, Class B, and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

CLASS A SHARES
      o Front-end sales charge
      o 12b-1 fees
      o $2,500 minimum initial investment

CLASS B SHARES
      o Contingent deferred sales charge
      o Higher 12b-1 fees
      o $2,500 minimum initial investment
      o Convert to Class A Shares after 8 years

CLASS C SHARES
      o Front-end and contingent deferred sales charges
      o Higher 12b-1 fees
      o $2,500 minimum initial investment

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. TO THE RIGHT, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                        PAGE


Large Cap Core Equity Fund ...........................     2

Mid Cap Value Fund ...................................     6

Intermediate-Term Bond Fund ..........................    10

Georgia Municipal Bond Fund ..........................    14

More Information About Risk ..........................    18

More Information About Fund Investments ..............    19

Investment Adviser ...................................    19

Portfolio Managers ...................................    20

Sub-Adviser ..........................................    21

Your Account .........................................    21

Purchasing, Selling and Exchanging
Fund Shares ..........................................    22

Distribution of Fund Shares ..........................    31

Dividends and Distributions ..........................    31

Taxes ................................................    31

Financial Highlights .................................    32

How To ObtainMore Information
About The Synovus Funds ........................  Back Cover


RISK/RETURN INFORMATION
COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The investment manager invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment manager does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

PROSPECTUS

LARGE CAP CORE EQUITY FUND


FUND SUMMARY
--------------------------------------------------------------------------------

INVESTMENT GOAL
Long-term capital appreciation

INVESTMENT FOCUS
Large capitalization U.S. common stocks

SHARE PRICE VOLATILITY
Medium

PRINCIPAL INVESTMENT STRATEGY
Investing in large capitalization common stocks which are undervalued relative to a company's earnings

INVESTOR PROFILE
Investors who seek long-term capital appreciation and who are willing to bear the risks of investing in equity securities in separate investment portfolios.


INVESTMENT STRATEGY OF THE
LARGE CAP CORE EQUITY FUND
--------------------------------------------------------------------------------

The Fund invests primarily (at least 80% of its net assets) in equity securities of U.S. issuers with a large capitalization (in excess of $5 billion). The Fund is managed with a goal of long-term capital appreciation and is actively managed to hold securities that the Adviser believes are of high earnings potential and management quality.

The Adviser screens over 6,000 companies for market capitalization, trading liquidity, balance sheet quality and earnings predictability. Companies that progress beyond this initial risk reduction screening are candidates for value and momentum screening. Value factors considered by the Adviser include sector relative low price to earnings and price to sales ratios, as well as dividend discount valuations. Price momentum and earnings estimates are used to identify growth stocks. The top 300 companies remaining at this point in the screening process are further reduced to approximately 75 based on macroeconomic and sector analysis. The Adviser may sell a security when it achieves a designated price target, a company's growth prospects change, or the opportunity for a better investment arises. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities to investors.



PRINCIPAL RISKS OF INVESTING IN THE
LARGE CAP CORE EQUITY FUND
--------------------------------------------------------------------------------

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large capitalization value stocks may underperform other segments of the equity market or the equity market as a whole.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The Fund is a successor to a common trust fund similarly managed by the Adviser. The periods prior to October 12, 2001, when the Fund began operating, represent the performance of the common trust fund while it was managed by the Adviser. This past performance has been adjusted to reflect current expenses for the Class A Shares of the Fund. The Adviser's common trust fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.


This bar chart shows changes in the performance of the Fund's Class A Shares from calendar year to calendar year. The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

[Bar graph omitted--plot points as follows:]

1993                         5.42%
1994                        -0.90%
1995                        35.44%
1996                        21.45%
1997                        30.31%
1998                        23.31%
1999                        16.48%
2000                         0.64%
2001                        -5.39%
2002                       -23.96%


            BEST QUARTER           WORST QUARTER
               22.17%                 -14.76%
            (12/31/1998)           (09/30/2002)


AVERAGE ANNUAL TOTAL RETURNS -- BEFORE TAXES
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the S&P 500 Composite Index ("S&P 500") and the Lipper Large Cap Core Funds Classification.


LARGE CAP CORE EQUITY FUND   1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Fund Returns Before Taxes
--------------------------------------------------------------------------------
  Class A Shares             -28.35%      -0.39%*      8.19%*
--------------------------------------------------------------------------------
  Class B Shares             -28.04%      -0.27%**     8.04%**
--------------------------------------------------------------------------------
  Class C Shares             -25.88%      -0.13%***    7.90%***
--------------------------------------------------------------------------------
S&P 500 Index (reflects
no deduction for fees
or expenses)                 -22.10%      -0.58%       9.34%
--------------------------------------------------------------------------------
Lipper Large Cap Core
Funds Classification Average
(reflects no deduction
for sales charges)           -23.49%      -1.90%       7.55%
--------------------------------------------------------------------------------


  * Class A Shares of the Fund were offered beginning October 25, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares of the Fund, which were offered beginning October 12, 2001. Prior to October 12, 2001, the performance shown represents the performance of the Adviser's similarly managed common trust fund. The performance of both the Institutional Class Shares and the common trust fund has been adjusted to reflect the maximum sales charge and 12b-1 fees applicable to the Fund's Class A Shares.

 ** Class B Shares of the Fund were offered beginning October 28, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares of the Fund, which were offered beginning October 12, 2001. Prior to October 12, 2001, the performance shown represents the performance of the Adviser's similarly managed common trust fund. The performance of both the Institutional Class Shares and the common trust fund has been adjusted to reflect the maximum sales charge and 12b-1 fees applicable to the Fund's Class B Shares.

*** Class C Shares of the Fund were offered beginning October 24, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares of the Fund, which were offered beginning October 12, 2001. Prior to October 12, 2001, the performance shown represents the performance of the Adviser's similarly managed common trust fund. The performance of both the Institutional Class Shares and the common trust fund has been adjusted to reflect the maximum sales charges and 12b-1 fees applicable to the Fund's Class C Shares.


AVERAGE ANNUAL TOTAL RETURNS --
COMPARISON OF BEFORE AND AFTER-TAX RETURNS
--------------------------------------------------------------------------------


This table compares the Fund's average annual total returns for the periods ending December 31, 2002 to those of the S&P 500 Index and the Lipper Large Cap Core Funds Classification Average.

The Fund's returns in this table only reflect periods after the Fund began operating as a mutual fund. The returns shown do not reflect the performance of the Adviser's common trust fund nor is it possible to reflect the tax impact on the common trust fund's performance.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class A Shares. After tax returns for Class B and Class C Shares will vary.



                                                        (CONTINUED ON NEXT PAGE)

PROSPECTUS

LARGE CAP CORE EQUITY FUND           1 YEAR   SINCE INCEPTION
--------------------------------------------------------------------------------
Fund Returns Before Taxes
--------------------------------------------------------------------------------
  Class A Shares                     -28.35%      -21.31%*
--------------------------------------------------------------------------------
  Class B Shares                     -28.04%      -20.93%**
--------------------------------------------------------------------------------
  Class C Shares                     -25.88%      -17.45%***
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions                     -28.51%      -21.48%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions and Sale
of Fund Shares                       -17.40%      -17.04%
--------------------------------------------------------------------------------
S&P 500 Index (reflects
no deduction for fees,
expenses, or taxes)                  -22.10%      -13.34%****
--------------------------------------------------------------------------------
Lipper Large Cap Core
Funds Classification Average
(reflects no deduction for sales
charges or taxes)                    -23.49%      -15.10%*****
--------------------------------------------------------------------------------


    * Class A Shares of the Fund were offered beginning October 25, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares, which were offered beginning October 12, 2001. The performance of the Institutional Class Shares has been adjusted to reflect the maximum sales charge and Rule 12b-1 fees applicable to the Fund's Class A Shares.

   ** Class B Shares of the Fund were offered beginning October 28, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares, which were offered beginning October 12, 2001. The performance of the Institutional Class Shares has been adjusted to reflect the maximum sales charge and Rule 12b-1 fees applicable to the Fund's Class B Shares.

  *** Class C Shares of the Fund were offered beginning October 24, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares, which were offered beginning October 12, 2001. The performance of the Institutional Class Shares has been adjusted to reflect the maximum sales charges and Rule 12b-1 fees applicable to the Fund's Class C Shares.

 **** Index comparison begins on October 31, 2001.

***** Lipper comparison begins on October 31, 2001.


WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------

An average is a composite of mutual funds with similar investment goals. The Lipper Large Cap Core Funds Classifications Average is a widely recognized average of mutual funds which invest in large-cap equity securities.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                  CLASS A    CLASS B     CLASS C
                                   SHARES     SHARES     SHARES
--------------------------------------------------------------------------------

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)      5.75%*     None       1.00%

Maximum Deferred Sales
Charge (Load) (as a percentage
of net asset value)                None       5.00%**    1.00%***

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)      None       None       None

Redemption Fee
(as a percentage of amount
redeemed, if applicable)           None       None       None

Exchange Fee                       None       None       None


   * This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

  ** This sales charge is imposed if you sell Class B Shares within one year of your purchase and decreases over time, depending on how long you own your shares. See "Contingent Deferred Sales Charges."

 *** This sales charge will be imposed if you sell Class C Shares within one year of the date of purchase.


ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)


                             CLASS A    CLASS B    CLASS C
                              SHARES     SHARES     SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees      0.60%      0.60%     0.60%
Distribution and Service
(12b-1) Fees                  0.25%      1.00%     1.00%
Other Expenses                0.23%      0.24%     0.22%
                              -----      -----     -----
Total Annual Fund
Operating Expenses            1.08%      1.84%     1.82%


For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Fund Shares."


EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

                        1 YEAR    3 YEARS 5 YEARS  10 YEARS
--------------------------------------------------------------------------------

Class A Shares           $679      $899   $1,136    $1,816

Class B Shares           $687      $879   $1,195    $2,159

Class C Shares           $383      $667   $1,075    $2,216


IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

                        1 YEAR    3 YEARS 5 YEARS  10 YEARS
--------------------------------------------------------------------------------

Class A Shares           $679      $899   $1,136    $1,816

Class B Shares           $187      $579   $  995    $2,159

Class C Shares           $283      $667   $1,075    $2,216

PROSPECTUS

MID CAP VALUE FUND


FUND SUMMARY
--------------------------------------------------------------------------------

INVESTMENT GOAL
Long-term capital appreciation

INVESTMENT FOCUS
U.S. mid-cap common stocks

SHARE PRICE VOLATILITY
Moderate to high

PRINCIPAL INVESTMENT STRATEGY
Attempts to identify companies with above average growth potential at an attractive price

INVESTOR PROFILE
Investors who want the value of their investment to grow and who are willing to accept more volatility for the possibility of higher returns


INVESTMENT STRATEGY OF THE
MID CAP VALUE FUND
--------------------------------------------------------------------------------

The Fund invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with medium market capitalizations (ranging from $500 million to $10 billion). In selecting investments for the Fund, the Sub-Adviser focuses on issuers that the Sub-Adviser believes have above average growth potential at attractive prices. The Fund is "non-diversified," and the Sub-Adviser expects to hold a relatively small number of issues in the portfolio, thus increasing the importance of each holding.

The Sub-Adviser's research of these companies is theme-driven and focuses on companies that are under-researched and are selling for less than their "private transaction value," i.e., the price an acquirer would pay to buy the company in its entirety. The Sub-Adviser evaluates whether a company's underlying business value seeks to protect against long-term capital loss. The Sub-Adviser does not consider current income in selecting investments for the Fund. The Sub-Adviser may sell a security when it exceeds the target market capitalization, a company's return prospects change, or the opportunity for a better investment arises.


PRINCIPAL RISKS OF INVESTING
IN THE MID CAP VALUE FUND
--------------------------------------------------------------------------------

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund is also subject to the risk that medium capitalization common stocks may underperform other segments of the equity market or the equity market as a whole.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The Fund is a successor to a collective investment fund similarly managed by Steinberg Priest & Sloane Capital Management Co. Inc. ("Steinberg"), the Fund's Sub-Adviser. The Fund's predecessor commenced operations on April 3, 2000. The period prior to October 2001, when the Fund began operating, represents the performance of the collective investment fund. This past performance has been adjusted to reflect current expenses for the Class A Shares of the Fund. The Adviser's collective investment fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.

This bar chart shows changes in the performance of the Fund's Class A Shares from calendar year to calendar year. The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


[Bar graph omitted--plot points as follows:]

2001                         7.85%
2002                       -12.62%


            BEST QUARTER           WORST QUARTER
                9.28%                 -14.78%
            (12/31/2001)           (09/30/2002)


AVERAGE ANNUAL TOTAL RETURNS -- BEFORE TAXES
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Russell Mid Cap Value Index and the Lipper Mid Cap Value Funds Classification Average.



                                                   SINCE
MID CAP VALUE FUND                   1 YEAR      INCEPTION
--------------------------------------------------------------------------------
Fund Returns Before Taxes
--------------------------------------------------------------------------------
  Class A Shares                    -17.62%        4.29%*
--------------------------------------------------------------------------------
  Class B Shares                    -17.61%        4.79%*
--------------------------------------------------------------------------------
  Class C Shares                    -15.02%        5.40%*
--------------------------------------------------------------------------------
Russell Mid Cap Value
Index (reflects no deduction
for fees or expenses)                -9.65%        3.21%**
--------------------------------------------------------------------------------
Lipper Mid Cap Value
Funds Classification Average
(reflects no deduction for
sales charges)                      -13.47%        0.77%***
--------------------------------------------------------------------------------


   * Class A, Class B and Class C Shares of the Fund were offered beginning October 24, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares of the Fund, which were offered beginning October 12, 2001. Prior to October 12, 2001, the performance shown represents the performance of the Adviser's similarly managed collective investment fund which commenced operations on April 3, 2000. The performance of both the Institutional Class Shares and the collective investment fund has been adjusted to reflect the maximum sales charges and Rule 12b-1 fees applicable to each class of shares of the fund.

  ** Index comparison begins on March 31, 2000.

 *** Lipper comparison begins on March 31, 2000.


AVERAGE ANNUAL TOTAL RETURNS --
COMPARISON OF BEFORE AND AFTER-TAX RETURNS
--------------------------------------------------------------------------------


This table compares the Fund's average annual total returns for the periods ending December 31, 2002 to those of the Russell Mid Cap Value Index and the Lipper Mid Cap Core Funds Classification Average.

The Fund's returns in this table only reflect periods after the Fund began operating as a mutual fund. The returns shown do not reflect the performance of the Adviser's collective investment fund nor is it possible to reflect the tax impact on the collective investment fund's performance.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax

                                                        (CONTINUED ON NEXT PAGE)

PROSPECTUS
situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class A shares. After tax returns for Class B and Class C shares will vary.


                                                 SINCE
MID CAP VALUE FUND                   1 YEAR     INCEPTION
--------------------------------------------------------------------------------
Fund Returns Before Taxes
--------------------------------------------------------------------------------
  Class A Shares                    -17.62%      -9.25%*
--------------------------------------------------------------------------------
  Class B Shares                    -17.61%      -8.52%**
--------------------------------------------------------------------------------
  Class C Shares                    -15.02%      -6.12%***
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions                    -17.78%       9.43%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions and Sale
of Fund Shares                      -10.82%      -7.47%
--------------------------------------------------------------------------------
Frank Russell Mid Cap Value
Index (reflects no deduction
for fees, expenses, or taxes)        -9.65%       0.59%****
--------------------------------------------------------------------------------
Lipper Mid Cap Value
Funds Classification Average
(reflects no deduction for
sales charges or taxes)             -13.47%      -2.10%*****
--------------------------------------------------------------------------------


    * Class A Shares of the Fund were offered beginning October 24, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares of the Fund, which were offered beginning October 12, 2001. The performance of the Institutional Class Shares has been adjusted to reflect the maximum sales charge and Rule 12b-1 fees applicable to the Fund's Class A Shares.

   ** Class B Shares of the Fund were offered beginning October 24, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares of the Fund, which were offered beginning October 12, 2001. The performance of the Institutional Class Shares has been adjusted to reflect the maximum sales charge and Rule 12b-1 fees applicable to the Fund's Class B Shares.

  *** Class C Shares of the Fund were offered beginning October 24, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares, which were offered beginning October 12, 2001. The performance of the Institutional Class Shares has been adjusted to reflect the maximum sales charges and Rule 12b-1 fees applicable to the Fund's Class C Shares.

 **** Index comparison begins on October 31, 2001.

***** Lipper comparison begins on October 31, 2001.


  WHAT IS AN INDEX?
--------------------------------------------------------------------------------

  An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell Mid Cap Value Index measures the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth ratios.


  WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------


  An average is a composite of mutual funds with similar goals. The Lipper Mid Cap Value Funds Classification Average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                CLASS A  CLASS B   CLASS C
                                 SHARES   SHARES    SHARES
--------------------------------------------------------------------------------

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)     5.75%*   None     1.00%

Maximum Deferred Sales
Charge (Load) (as a percentage
of net asset value)               None     5.00%**  1.00%***

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)     None     None      None

Redemption Fee
(as a percentage of amount
redeemed, if applicable)          None     None      None

Exchange Fee                      None     None      None


  * This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

 ** This sales charge is imposed if you sell Class B Shares within one year of your purchase and decreases over time, depending on how long you own your shares. See "Contingent Deferred Sales Charges."

*** This sales charge will be imposed if shares are sold within one year from the date of purchase.


ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

                             CLASS A    CLASS B    CLASS C
                              SHARES     SHARES     SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees      0.75%      0.75%     0.75%
Distribution and Service
(12b-1) Fees                  0.25%      1.00%     1.00%
Other Expenses                0.69%      0.73%     0.71%
                              -----      -----     -----
Total Annual Fund
Operating Expenses            1.69%*     2.48%*    2.46%*


* The Fund's total actual annual fund operating expenses should be less than the amount shown above because the Adviser has voluntarily agreed to limit the expenses of the Fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding a specified level. The Adviser may change or cancel this expense limitation at any time. In addition, the Adviser may enter into arrangements with certain broker-dealers who have agreed to pay certain Fund expenses in return for the direction of a portion of the Fund's brokerage business. As a result of these arrangements, the Fund's expenses generally may be reduced, which in turn may reduce the cost to the Adviser of its voluntary expense limit. The Fund's actual total operating expenses are expected to be as follows:


      Mid Cap Value Fund-- Class A Shares           1.35%
      Mid Cap Value Fund-- Class B Shares           2.10%
      Mid Cap Value Fund-- Class C Shares           2.10%


For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Fund Shares."



EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

                        1 YEAR   3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A Shares           $737     $1,077  $1,440    $2,458

Class B Shares           $751     $1,073  $1,521    $2,816

Class C Shares           $447     $  859  $1,397    $2,868

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

                        1 YEAR   3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------

Class A Shares           $737     $1,077  $1,440    $2,458

Class B Shares           $251     $  773  $1,321    $2,816

Class C Shares           $347     $  859  $1,397    $2,868

PROSPECTUS

INTERMEDIATE-TERM BOND FUND

FUND SUMMARY
--------------------------------------------------------------------------------

INVESTMENT GOAL
Current income consistent with limited price volatility

INVESTMENT FOCUS
Fixed-income obligations of the U.S. Treasury, U.S. government agencies and U.S. corporations

SHARE PRICE VOLATILITY
Low

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of U.S. government and corporate fixed income securities to attempt to maximize returns while minimizing risk

INVESTOR PROFILE
Conservative investors who want to receive income with limited risk of share price volatility


INVESTMENT STRATEGY OF THE
INTERMEDIATE-TERM BOND FUND
--------------------------------------------------------------------------------

The Fund invests primarily (at least 80% of its net assets) in fixed income obligations issued by the U.S. Treasury and U.S. government agencies, including mortgage-backed securities rated in one of the top two rating categories, and in U.S. corporate debt rated in one of the top three ratings categories.

The Adviser actively manages the maturity of the Fund and purchases securities which will, on average, mature in three to ten years. The Adviser monitors the Fund's allocation among the Treasury, agency and corporate sectors for large swings caused by market inefficiencies and anticipated shifts in the yield curve. Within the corporate sector, the Adviser focuses on high credit quality and attempts to limit exposure to any one company. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; to effect a change in the duration or sector weighting of the Fund; to realize an aberration in a security's market capitalization; or when the Adviser otherwise deems appropriate.


PRINCIPAL RISKS OF INVESTING
IN THE INTERMEDIATE-TERM BOND FUND
--------------------------------------------------------------------------------

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund is also subject to the risk that its investment strategy, which focuses on U.S. government and U.S. corporate fixed-income securities with intermediate maturities, may perform differently than other mutual funds which focus on fixed income securities with longer maturities or invest in other asset classes.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

For periods prior to October 2001, when the Fund began operating, the performance quoted reflects performance of the Adviser's similarly managed common trust fund adjusted to reflect fees and expenses of the Fund's Class A Shares. The common trust fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.

This bar chart shows changes in the performance of the Fund's Class A Shares from calendar year to calendar year. The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


[Bar graph omitted--plot points as follows:]

1993                         5.85%
1994                        -2.52%
1995                        12.12%
1996                         3.48%
1997                         6.43%
1998                         8.37%
1999                        -1.72%
2000                         7.09%
2001                         9.31%
2002                        11.74%

            BEST QUARTER           WORST QUARTER
                5.31%                 -1.69%
            (09/30/2002)           (03/31/1994)

AVERAGE ANNUAL TOTAL RETURNS -- BEFORE TAXES
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Lehman Intermediate Government/Credit Index and the Lipper Intermediate Investment Grade Debt Objective.


INTERMEDIATE-TERM BOND FUND  1 YEAR     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Fund Returns Before Taxes
--------------------------------------------------------------------------------
  Class A Shares             6.75%      5.88%*      5.42%*
--------------------------------------------------------------------------------
  Class B Shares             5.65%      5.71%**     5.11%**
--------------------------------------------------------------------------------
Lehman  Intermediate
Government/
Credit Index (reflects no
deduction for fees or
expenses)                    9.82%      7.48%       7.07%
--------------------------------------------------------------------------------
Lipper Intermediate
Investment Grade
Debt Objective
(reflects no deduction
for sales charges)           8.14%       6.36%      6.67%
--------------------------------------------------------------------------------


 * Class A Shares of the Fund were offered beginning November 19, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares of the Fund, which were offered beginning October 12, 2001. Prior to October 12, 2001, the performance shown represents the performance of the Adviser's similarly managed common trust fund. The performance of both the Institutional Class Shares and the common trust fund has been adjusted to reflect the maximum sales charge and 12b-1 applicable to the Fund's Class A Shares.

** Class B Shares of the Fund were offered beginning November 7, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares of the Fund, which were offered beginning October 12, 2001. Prior to October 12, 2001, the performance shown represents the performance of the Adviser's similarly managed common trust fund. The performance of both the Institutional Class Shares and the common trust fund has been adjusted to reflect the maximum sales charge and 12b-1fees applicable to the Fund's Class B Shares.

                                                        (CONTINUED ON NEXT PAGE)

PROSPECTUS

AVERAGE ANNUAL TOTAL RETURNS --
COMPARISON OF BEFORE AND AFTER-TAX RETURNS
--------------------------------------------------------------------------------

This table compares the Fund's average annual returns for the periods ending December 31, 2002 to those of the Lehman Intermediate Government/Credit Index and the Lipper Intermediate Investment Grade Debt Objective.

The Fund's returns in this table only reflect periods after the Fund began operating as a mutual fund. The returns shown do not reflect the performance of the adviser's common trust fund nor is it possible to reflect the tax impact on the common trust fund's performance.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After the tax returns are shown only for Class A Shares. After tax returns for Class B shares will vary.



INTERMEDIATE-TERM BOND FUND         1 YEAR   SINCE INCEPTION
--------------------------------------------------------------------------------
Fund Returns Before Taxes
--------------------------------------------------------------------------------
  Class A Shares                     6.75%        5.56%*
--------------------------------------------------------------------------------
  Class B Shares                     5.65%        3.04%**
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions                     4.61%        3.40%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions and Sale
of Fund Shares                       4.24%        3.44%
--------------------------------------------------------------------------------
Lehman
Intermediate Government/
Credit Index (reflects no
deduction for fees, expenses,
or taxes)                            9.82%        6.93%***
--------------------------------------------------------------------------------
Lipper Intermediate
Investment Grade
Debt Objective
(reflects no deduction for
sales charges or taxes)              8.14%        5.15%****
--------------------------------------------------------------------------------


   * Class A Shares of the Fund were offered beginning November 19, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares, which were offered beginning October 12, 2001. The performance of the Institutional Class Shares has been adjusted to reflect the maximum sales charge and Rule 12b-1 fees applicable to the Fund's Class A Shares.

  ** Class B Shares of the Fund were offered beginning November 7, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares, which were offered beginning October 12, 2001. The performance of the Institutional Class Shares has been adjusted to reflect the maximum sales charge and Rule 12b-1 fees applicable to the Fund's Class B Shares.

 *** Index comparison begins on October 31, 2001.

**** Lipper comparison begins on October 31, 2001.


  WHAT IS AN INDEX?
--------------------------------------------------------------------------------

  An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Intermediate Government/Credit Index is a market value-weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years.

  WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------

  The Lipper Intermediate Investment Grade Debt Objective consists of funds that invest primarily in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                       CLASS A    CLASS B
                                        SHARES     SHARES
--------------------------------------------------------------------------------

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)            4.50%*     None

Maximum Deferred Sales Charge
(Load) (as a percentage of
net asset value)                         None      5.00%**

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)            None       None

Redemption Fee
(as a percentage of amount
redeemed, if applicable)                 None       None
Exchange Fee                             None       None

 * This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

** This sales charge is imposed if you sell Class B Shares within one year of your purchase and decreases over time, depending on how long you own your shares. See "Contingent Deferred Sales Charges."


ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

                                         CLASS A    CLASS B
                                          SHARES     SHARES
--------------------------------------------------------------------------------

Investment Advisory Fees                  0.45%      0.45%
Distribution and Service
(12b-1) Fees                              0.25%      1.00%
Other Expenses                            0.24%      0.24%
                                          -----      -----
Total Annual Fund
Operating Expenses                        0.94%      1.69%

For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Fund Shares."

EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

                        1 YEAR    3 YEARS 5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A Shares           $542      $736   $  947   $1,553

Class B Shares           $672      $833   $1,118   $1,998

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

                        1 YEAR    3 YEARS 5 YEARS  10 YEARS
--------------------------------------------------------------------------------

Class A Shares           $542      $736    $947    $1,553

Class B Shares           $172      $533    $918    $1,998


                                                        (CONTINUED ON NEXT PAGE)

PROSPECTUS

GEORGIA MUNICIPAL BOND FUND

FUND SUMMARY
--------------------------------------------------------------------------------

INVESTMENT GOAL
Current income exempt from both federal and Georgia state income taxes, consistent with preservation of capital

INVESTMENT FOCUS
Tax-free Georgia municipal securities

SHARE PRICE VOLATILITY
Medium

PRINCIPAL INVESTMENT STRATEGY
Invest in municipal obligations which pay interest that is exempt form both federal and Georgia state income tax

INVESTOR PROFILE
Conservative taxable investors who want to receive current income exempt from federal and Georgia state income tax and are willing to bear the moderate risk of investing in a portfolio of intermediate-term securities affected by changes in economic conditions and governmental policies within Georgia


INVESTMENT STRATEGY OF THE
GEORGIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

The Fund invests substantially all of its net assets (at least 80%) in municipal securities that generate income exempt from federal and Georgia state income taxes. These securities include securities of municipal issuers located in Georgia, the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Adviser will purchase investment-grade municipal securities in an attempt to maintain an average weighted portfolio maturity of three to ten years, as determined by market conditions. As a core, general obligation, revenue, school, housing and development and insured municipal bonds are represented. The Adviser considers the relative yield, maturity and availability of various types of municipal bonds and the general economic outlook in determining whether to over- or under-weight a specific type of municipal bond in the Fund's portfolio. Duration adjustments are made relative to the Lehman Seven-Year Municipal Index. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; to effect a change in duration or sector weighting of the Fund; to realize an aberration in a security's valuation; or when the Adviser otherwise deems appropriate.


PRINCIPAL RISKS OF INVESTING IN THE
GEORGIA MUNICIPALBOND FUND
--------------------------------------------------------------------------------

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.


The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.


The Fund's concentration of investments in securities of issuers located in Georgia subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Georgia obligations than a mutual fund that does not have as great a concentration in Georgia.

The Fund is also subject to the risk that Georgia municipal debt securities may underperform other segments of the fixed-income market or the fixed-income market as a whole.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


For periods prior to October 2001, when the Fund began operating, the performance quoted reflects performance of the Adviser's similarly managed common trust fund adjusted to reflect fees and expenses of the Fund's Class A Shares. The common trust fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.


This bar chart shows changes in the performance of the Fund's Class A Shares from calendar year to calendar year. The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

[Bar graph omitted--plot points as follows:]


1993                         6.88%
1994                        -3.31%
1995                        10.65%
1996                         2.63%
1997                         5.16%
1998                         4.43%
1999                        -1.47%
2000                         7.75%
2001                         3.56%
2002                         9.05%


            BEST QUARTER           WORST QUARTER
                4.58%                 -3.61%
            (09/30/2002)           (03/31/1994)




AVERAGE ANNUAL TOTAL RETURNS -- BEFORE TAXES
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Lehman 7 Year Municipal Bond
Index and the Lipper Other States Intermediate Municipal Debt Objective.


GEORGIA MUNICIPAL BOND FUND  1 YEAR     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Fund Returns Before Taxes
--------------------------------------------------------------------------------
  Class A Shares               4.12%     3.64%*      3.97%*
--------------------------------------------------------------------------------
Lehman 7 Year
Municipal Bond Index
(reflects no deduction
for fees or expenses)         10.33%     6.08%       6.35%
--------------------------------------------------------------------------------
Lipper Other States
Intermediate Municipal
Debt Objective
(reflects no deduction
for sales charges
or taxes)                      7.99%     4.69%       5.22%
--------------------------------------------------------------------------------


* Class A Shares of the Fund were offered beginning November 19, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares of the Fund, which were offered beginning October 12, 2001. Prior to October 12, 2001, the performance shown represents the performance of the Adviser's similarly managed common trust fund. The performance of both the Institutional Class Shares and the common trust fund has been adjusted to reflect the maximum sales charge and 12b-1 fees applicable to the Fund's Class A Shares.


AVERAGE ANNUAL TOTAL RETURNS --
COMPARISON OF BEFORE AND AFTER-TAX RETURNS
--------------------------------------------------------------------------------


This table compares the Fund's average annual total returns for the periods ending December 31, 2002 to those of the Lehman 7 Year Municipal Bond
Index and the Lipper Other States Intermediate Municipal Debt Objective.

The Fund's returns in this table only reflect periods after the Fund began operating as a mutual fund. The returns shown do not reflect the performance of the Adviser's common trust fund nor is it possible to reflect the tax impact on the common trust fund's performance.


                                                        (CONTINUED ON NEXT PAGE)

PROSPECTUS

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


GEORGIA MUNICIPAL BOND FUND
--CLASS A SHARES                      1 YEAR  SINCE INCEPTION
--------------------------------------------------------------------------------
Fund Returns Before Taxes
--------------------------------------------------------------------------------
  Class A Shares                       4.12%        4.14%*
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions                       3.92%        3.95%
--------------------------------------------------------------------------------
Fund Returns After Taxes
on Distributions and Sale
of Fund Shares                         3.79%        3.85%
--------------------------------------------------------------------------------
Lehman 7 Year Municipal
Bond Index (reflects no
deduction for fees,
expenses, or taxes)                   10.33%        7.01%**
--------------------------------------------------------------------------------
Lipper Other States
Intermediate Municipal
Debt Objective
(reflects no deduction for
sales charges or taxes)                7.99%        5.35%***
--------------------------------------------------------------------------------


  * Class A Shares of the Fund were offered beginning December 21, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares, which were offered beginning October 12, 2001. The performance of the Institutional Class Shares has been adjusted to reflect the maximum sales charge and Rule 12b-1 fees applicable to the Fund's Class A Shares.

 ** Index comparisons begin on October 31, 2001.

*** Lipper comparisons begin on October 31, 2001.


  WHAT IS AN INDEX?
--------------------------------------------------------------------------------

  An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman 7 Year Municipal
  Bond Index is an unmanaged index of investment-grade municipal bonds with a maturity range of four to six years. The index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax.

  WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------

  An average is a composite of mutual funds with similar investment goals. The Lipper Other States Intermediate Municipal Debt Objective consists of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                               CLASS A SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)      4.50%*


Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                None

Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and other Distributions
(as a percentage of offering price)                 None

Redemption Fee (as a percentage of amount
redeemed, if applicable)                            None

Exchange Fee                                        None


* This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."


ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

                                                CLASS A SHARES
--------------------------------------------------------------------------------

Investment Advisory Fees                             0.45%
Distribution and Service (12b-1) Fees                0.25%
Other Expenses                                       0.47%
                                                     -----
Total Annual Fund Operating Expenses                 1.17%


For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Fund Shares."


EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                        1 YEAR    3 YEARS 5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A Shares           $564      $805   $1,065    $1,806



                                                        (CONTINUED ON NEXT PAGE)

PROSPECTUS

More Information About Risk

EQUITY RISK
--------------------------------------------------------------------------------

LARGE CAP CORE EQUITY FUND
MID CAP VALUE FUND

Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.


FIXED INCOME RISK
--------------------------------------------------------------------------------

INTERMEDIATE-TERM BOND FUND
GEORGIA MUNICIPAL BOND FUND

The market values of fixed-income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed-income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer-maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed-income securities may be subject to the following additional risks:

      CALL RISK
      INTERMEDIATE-TERM BOND FUND
      GEORGIA MUNICIPAL BOND FUND

      During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

      CREDIT RISK
      INTERMEDIATE-TERM BOND FUND
      GEORGIA MUNICIPAL BOND FUND

      The possibility that an issuer will be unable to make timely payments of either principal or interest.

      EVENT RISK
      INTERMEDIATE-TERM BOND FUND
      GEORGIA MUNICIPAL BOND FUND

      Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the Funds' multiple holdings.

      MORTGAGE-BACKED SECURITIES
      INTERMEDIATE-TERM BOND FUND

      Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

      MUNICIPAL ISSUER RISK
      GEORGIA MUNICIPAL BOND FUND

      There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes. In addition, the Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund may also be riskier than mutual funds that buy securities of issuers in numerous states.


MORE INFORMATION ABOUT FUND INVESTMENTS
--------------------------------------------------------------------------------

In addition to the principal investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These secondary investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.


INVESTMENT ADVISER
--------------------------------------------------------------------------------

Synovus Funds Investment Advisors ("SFIA" or the "Adviser") serves as the investment adviser to the Funds. The Adviser makes investment decisions for each of the Funds, other than the Mid Cap Value Fund, and continuously reviews, supervises and administers the Funds' respective investment program. The Adviser oversees the Sub-Adviser for the Mid Cap Value Fund to ensure compliance with that Fund's investment policies and guidelines, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the fees it receives (described below). The Board of Trustees of The Advisors' Inner Circle Fund (the "Board") supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

SFIA is a separately identifiable division of Synovus Trust Company operating within the asset management group. SFIA was formed in 2001 to provide asset management services to the Funds. As of December 31, 2002, SFIA managed approximately $406 million in assets. Synovus Trust Company is a wholly owned subsidiary of Columbus Bank & Trust, the lead bank of Synovus Financial Corp. ("Synovus") and, through its asset management group, has provided investment advisory and wealth management services to its customers since 1888. Synovus is a multi-financial services holding company with over $19 billion in assets as of December 31, 2002, and is based in Columbus, Georgia. Synovus operates banks serving communities in Georgia, Alabama, Florida and South Carolina. Synovus is a publicly held company trading on the New York Stock Exchange. For the fiscal year ended October 31, 2002, the Adviser received annual advisory fees (after waivers) as a percentage of average daily net assets of:

Large Cap Core Equity Fund                  0.60%

Mid Cap Value Fund                          0.29%


Intermediate-Term Bond Fund                 0.45%


Georgia Municipal Bond Fund                 0.45%


                                                        (CONTINUED ON NEXT PAGE)

PROSPECTUS


ADDITIONAL COMPENSATION


Synovus and its affiliates may act as fiduciary or provide services in various nonfiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 and other trust or agency accounts that invest in the Funds. Synovus may also receive compensation for acting as the Funds' investment adviser in cases where the compensation is not duplicative of the compensation those accounts pay for fiduciary and nonfiduciary services. Synovus and its affiliates may also receive compensation in connection with the following:


SALES CHARGES AND DISTRIBUTION AND
SERVICING (12B-1) FEES


Brokerage firms affiliated with Synovus, including Synovus Securities, Inc., acting as dealer in connection with the sale of Retail Shares (Class A, B or C) of the Funds, are entitled to receive a commission of up to the entire amount of the sales charge. In addition, to the extent that Retail Shares are held through Synovus or any of its affiliates providing custodial, brokerage or investment-related services, including Synovus Securities, Inc., those entities may receive the distribution and/or servicing fees, payable from a Fund's assets, applicable to that class of shares. Synovus Securities, Inc. is a wholly owned brokerage subsidiary of Synovus.


BROKERAGE TRANSACTIONS

When purchasing and selling portfolio securities for the Funds, SFIA, as the Funds' investment adviser, may place trades through its affiliates providing brokerage services, including Synovus Securities, Inc., consistent with its best execution obligations and the Funds' affiliated brokerage procedures. These brokerage affiliates will generally earn commissions on these transactions. For more information on the Funds' brokerage practices, please refer to the Funds' Statement of Additional Information.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

SFIA manages the Funds using a team of investment professionals. No one person is primarily responsible for making investment recommendations to the team.


Mark J. Brown is a Senior Vice-President and Chief Investment Officer with over 22 years of experience managing trust assets. He is responsible for each Fund's overall investment strategy. Mr. Brown is a graduate of Florida State University and Southern Trust School. He joined the Synovus Asset Management team in 1996.


Megan L. Busby, CFA, is a Vice-President and Senior Portfolio Manager with over 16 years of investment experience. Ms. Busby co-manages the Intermediate-Term Bond and Georgia Municipal Bond Funds. She holds an undergraduate degree from Georgia Institute of Technology, an MBA from Georgia State University, and has been a Chartered Financial Analyst since 1990. She joined the Synovus Asset Management team in 1987.

B. Randall Merchant is a Vice-President and Senior Portfolio Manager with over 17 years of investment management experience. Mr. Merchant co-manages the Large Cap Core Equity Fund. He is a graduate of the University of Georgia and Cannon Financial Institute. His career with the Synovus Asset Management team began in 1993.

Neal Price is a Vice-President and Senior Portfolio Manager with over 17 years of investment experience. Mr. Price co-manages the Large Cap Core Equity Fund. Mr. Price holds an MBA from Samford University, where he graduated with honors and received the Graduate Award for Outstanding Achievement. He earned a BS at the University of South Carolina. Mr. Price worked for Compass Bancshares from 1993 until he joined the Synovus Asset Management team in 1998. He is a member of the National Honors Society for Business and the Alabama Security Dealers Association.

Dan Davidson is a Vice-President and Senior Portfolio Manager with over 14 years of portfolio management experience. Mr. Davidson co-manages the Large Cap Core Equity Fund. He earned a BS degree in accounting from Auburn University and an MBA in Finance from the University of Alabama. He is a graduate of Cannon Financial Institute and began his career with the Synovus Asset

Management team in 1999, after working for Compass Bancshares since 1989.

John Gross, CFA, is a Vice-President and Senior Portfolio Manager with over 22 years of investment management experience. Mr. Gross co-manages the Large Cap Core Equity Fund. He graduated from the University of Missouri with a BA, the University of Nebraska with an MA, and the University of West Florida with an MBA. He joined the Synovus Asset Management team in 2000 as a Senior Portfolio Manager responsible for the Florida market. Before joining Synovus, Mr. Gross spent 17 years as a Vice President and Portfolio Manager at Citizens & Peoples Bank which was ultimately acquired by Bank of America.



SUB-ADVISER
--------------------------------------------------------------------------------


Steinberg Priest & Sloane Capital Management Co. Inc. ("Steinberg" or the "Sub-Adviser"), 12 East 49th Street, Suite 1202, New York, NY 10017-1028, serves as the investment sub-adviser for the Mid Cap Value Fund on a day-to-day basis. Steinberg selects, buys and sells securities for the Fund under the supervision of the Adviser and the Board. Steinberg was founded in 1982 and since then has provided asset management services for institutional and high net worth clients.

Michael A. Steinberg is a Managing Partner and Portfolio Manager/Analyst at Steinberg and co-manages the Mid Cap Value Fund with Mr. Priest. Before forming Steinberg in 1982, Mr. Steinberg spent five years as a partner at Sloate Weisman Murray & Steinberg, a money management and brokerage firm. That association followed almost ten years as a securities analyst, portfolio strategist, and money manager with Loeb Rhoades, which he joined after receiving an MBA from the University of California at Berkeley.

William W. Priest is a Managing Partner and Portfolio Manager/Analyst at Steinberg and co-manages the Mid Cap Value Fund with Mr. Steinberg. Mr. Priest joined Steinberg in March, 2001 as co-senior partner and portfolio manager after 29 years as a founder, portfolio manager, and CEO of BEA Associates and its successor firm, Credit Suisse Asset Management. A CPA and CFA, Mr. Priest holds a BA from Duke University and an MBA from Wharton Graduate School of Finance.


Barry R. Sloane is a Managing Director and Partner at Steinberg responsible for asset gathering and client service. Prior to joining Steinberg in 2002, Mr. Sloane served as Region Head at the Citigroup Private Bank, Group Executive of Credit Suisse Private Banking (North America), a Senior Vice President at J. &
W. Seligman Trust Company, a Vice President at the Private Bank at Banker's Trust Company, and a Financial Consultant for the Private Client Group at Shearson Lehman Brothers. Mr. Sloane holds a BA and MPA from Harvard University.



YOUR ACCOUNT

HOW TO CONTACT THE FUND

WRITE TO US AT:
  Synovus Funds
  P.O. Box 446
  Portland, Maine 04112

OVERNIGHT ADDRESS:
  Synovus Funds
  Two Portland Square
  Portland, Maine 04101

TELEPHONE US AT:
  (866) 330-1111

WIRE INVESTMENTS
(OR ACH PAYMENTS) TO:
  Bankers Trust Company
  New York, New York
  ABA #021001033
  For credit to:
  Forum Shareholder Services, LLC
  Account #01-465-547
  (Fund Name)
  (Your Name)
  (Your Account Number)


                                                        (CONTINUED ON NEXT PAGE)

PROSPECTUS

GENERAL INFORMATION


You may purchase or sell (redeem) Fund shares at the net asset value of a share ("NAV") plus any applicable sales charge (or minus any applicable sales charge in the case of redemptions) next calculated after the Transfer Agent receives your request in proper form (as described in this Prospectus on pages 24 through 27). For instance, if the Transfer Agent receives your purchase request in proper form after 4:00 p.m., Eastern Time, your transaction will be priced at the next business day's NAV plus the applicable sales charge. The Funds cannot accept orders that request a particular day or price for the transaction or any other special conditions.

THE FUNDS DO NOT ISSUE SHARE CERTIFICATES.

If you purchase shares directly from the Funds, you will receive periodic statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

The Funds reserve the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

You may also buy or sell shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedure which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding a Fund to your institution.



PURCHASING, SELLING AND EXCHANGING
FUND SHARES
--------------------------------------------------------------------------------

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A, Class B, and Class C Shares of the Funds.

The classes have different expenses and other characteristics.

CLASS A SHARES
      o Front-end sales charge
      o 12b-1 fees
      o $2,500 minimum initial investment

CLASS B SHARES
      o Contingent deferred sales charge
      o Higher 12b-1 fees
      o $2,500 minimum initial investment
      o Convert to Class A Shares after 8 years

CLASS C SHARES
      o Front-end and contingent deferred sales charges
      o Higher 12b-1 fees
      o $2,500 minimum initial investment

For some investors the minimum initial investment may be lower.

Shares are for individual and institutional investors.


HOW TO PURCHASE FUND SHARES
--------------------------------------------------------------------------------

You may purchase shares directly by:

     o Mail
     o Telephone
     o Wire
     o Direct Deposit, or
     o Automated Clearing House (ACH).

To purchase shares directly from us, complete and send in an account application. If you need an application or have questions, please call 1-866-330-1111. To establish an IRA account, please contact your Synovus financial representative.

HOW TO MAKE PAYMENTS


Shares of the Funds may be purchased by check, ACH or wire transfer. All investments must be in U.S. dollars.

CHECKS. Checks must be drawn on U.S. financial institutions and made payable to "Synovus Funds." The Funds do not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Funds do not accept purchases made by credit card check.


ACH. Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks.

WIRES. Instruct your financial institution to make a federal funds wire payment to us. Your financial institution may charge you a fee for this service.



ACCOUNT REQUIREMENTS
-----------------------------------------------------------------------------------------------------------
TYPE OF ACCOUNT                                    REQUIREMENT
-----------------------------------------------------------------------------------------------------------
INDIVIDUAL, SOLE PROPRIETORSHIP                    o Instructions must be signed by all persons required to
AND JOINT ACCOUNTS                                   sign exactly as their names appear on the account.
Individual accounts are owned by one
person, as are sole proprietorship accounts.
Joint accounts have two or more owners.
-----------------------------------------------------------------------------------------------------------
GIFTS OR TRANSFERS TO A MINOR                      o Depending on state laws, you can set up a custodial
(UGMA, UTMA)                                         account under the UGMA or the UTMA.
These custodial accounts provide a way             o The custodian must sign instructions in a manner
to give money to a child and obtain                  indicating custodial capacity.
tax benefits.
-----------------------------------------------------------------------------------------------------------
BUSINESS ENTITIES                                  o Submit a Corporate/Organization Resolution form
-----------------------------------------------------------------------------------------------------------
TRUSTS
                                                   o The trust must be established before an account
                                                     can be opened.
                                                   o Provide a certified trust document, or the pages
                                                     from the trust document, that identify the trustees.
-----------------------------------------------------------------------------------------------------------


                                                        (CONTINUED ON NEXT PAGE)

PROSPECTUS

INVESTMENT PROCEDURES
--------------------------------------------------------------------------------

                             HOW TO OPEN AN ACCOUNT

BY CHECK
o Call or write us for an account application (and Corporate/Organization Resolution form, if applicable)
o Complete the application (and resolution form)
o Mail us your application (and resolution form) and a check

BY WIRE
o Call or write us for an account application (and Corporate/Organization Resolution form, if applicable)
o Complete the application (and resolution form)
o Call us to fax the completed application (and resolution form) and we will assign you an account number
o Mail us your original application (and resolution form)
o Instruct your financial institution to wire your money to us

BY ACH PAYMENT
o Call or write us for an account application
o Complete the application (and resolution form)
o Call us to fax the completed application (and resolution form) and we will assign you an account number
o Mail us your original application (and resolution form)
o We can electronically debit your purchase proceeds from your selected account


                           HOW TO ADD TO YOUR ACCOUNT
BY CHECK
o Fill out an investment slip from a confirmation or write us a letter
o Write your account number on your check
o Mail us the slip (or your letter) and the check

BY WIRE
o Call to notify us of your incoming wire
o Instruct your financial institution to wire your money to us


BY SYSTEMATIC INVESTMENT
o Complete the systematic investment section of the application
o Attach a voided check to your application
o Mail us the completed application and voided check

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange and the Federal Reserve are open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the New York Stock Exchange or the Federal Reserve is closed.

A Fund reserves the right to refuse any purchase (or exchange) requests, particularly those that would not be in the best interests of a Fund or its shareholders and could adversely affect a Fund or its operations. This includes those from any individuals or group that, in the Fund's view, is likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).


The Funds accept checks and ACH transfers at full value subject to collection. If the Funds do not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Funds or the Transfer Agent, and the Funds may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. The Funds and their agents have the right to reject or cancel any purchase or exchange due to nonpayment.


The price per share (the offering price) will be the net asset value (NAV) per share next determined after a Fund receives your purchase order plus, in the case of Class A and Class C Shares, the applicable front-end sales charge.

Each Fund calculates its NAV once each Business Day at the regularly scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order in proper form before 4:00 p.m. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $2,500 ($500 for an IRA or other tax-qualified account) in any Fund.

Your subsequent investments in any Fund must be made in amounts of at least $10 ($50 for an IRA or other tax-qualified account), but you may not invest more than $250,000 in Class B Shares or $1,000,000 in Class C Shares in a single transaction.

A Fund may accept investments of smaller amounts for any class of shares at its discretion.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase Shares automatically through regular deductions from your account in amounts of at least $50 per month.



SALES CHARGES
--------------------------------------------------------------------------------

FRONT-END SALES CHARGES -- CLASS A AND CLASS C SHARES

The offering price of Class A or Class C Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load. Class C Shares carry a 1% sales charge regardless of the amount of your investment. The amount of any front-end sales charge included in your offering price for Class A Shares varies, depending on the amount of your investment:


                                                                      YOUR SALES CHARGE AS A            YOUR SALES CHARGE AS A
                                                                            PERCENTAGE                        PERCENTAGE
CLASS A SHARES                      IF YOUR INVESTMENT IS:               OF OFFERING PRICE              OF YOUR NET INVESTMENT
-------------------------------------------------------------------------------------------------------------------------------

LARGE CAP CORE EQUITY FUND           Less than $50,000                         5.75%                             6.10%

MID CAP VALUE FUND                   $50,000 but less than
                                     $100,000                                  4.50%                             4.71%

                                     $100,000 but less than
                                     $250,000                                  3.50%                             3.63%

                                     $250,000 but less than
                                     $500,000                                  2.60%                             2.67%

                                     $500,000 but less than
                                     $1,000,000                                2.00%                             2.04%

                                     $1,000,000 and over*                       None                             None



                                                        (CONTINUED ON NEXT PAGE)

PROSPECTUS

SALES CHARGES (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------

                                                                      YOUR SALES CHARGE AS A            YOUR SALES CHARGE AS A
                                                                            PERCENTAGE                        PERCENTAGE
CLASS A SHARES                      IF YOUR INVESTMENT IS:               OF OFFERING PRICE              OF YOUR NET INVESTMENT
-------------------------------------------------------------------------------------------------------------------------------

INTERMEDIATE-TERM BOND FUND          Less than $50,000                         4.50%                             4.71%

GEORGIA MUNICIPAL BOND FUND          $50,000 but less than
                                     $100,000                                  4.00%                             4.17%

                                     $100,000 but less than
                                     $250,000                                  3.50%                             3.63%

                                     $250,000 but less than
                                     $500,000                                  2.50%                             2.56%

                                     $500,000 but less than
                                     $1,000,000                                2.00%                             2.04%

                                     $1,000,000 and over*                      None                               None


* Even though you do not pay a sales charge on purchases of $1,000,000 or more of Class A Shares, Synovus may pay dealers a 1.00% commission for these transactions.


WAIVER OF FRONT-END SALES CHARGE --
CLASS A AND CLASS C SHARES

The front-end sales charge will be waived on Class A and Class C Shares purchased:

o through reinvestment of dividends and distributions;

o through a Synovus asset allocation account;

o by persons repurchasing shares they redeemed within the last 90 days (see Repurchase of Class A or Class C Shares);

o by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 90 days of such redemption, provided that, the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

o by employees, and members of their immediate family, of Synovus and its affiliates;

o by employees and retirees of the Administrator or Distributor;

o by Trustees and officers of The Advisors' Inner Circle Fund

o by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts ("IRAs") previously with Synovus;

o by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with Synovus acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front-end sales charge.

REPURCHASE OF CLASS A OR CLASS C SHARES

You may repurchase any amount of Class A or Class C Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A or Class C Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A or Class C Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

REDUCED SALES CHARGES -- CLASS A AND CLASS C SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A or Class C Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class A or Class C Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Fund will only consider the value of Class A or Class C Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A or Class C Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A or Class C Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, shares of the Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of Class A Shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of Class A Shares at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same-day purchases of Class A or Class C Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

CONTINGENT DEFERRED SALES CHARGES (CDSC) --
CLASS B AND CLASS C SHARES

In addition to the front-end sales charge when you purchase Class C Shares, you will also be charged a 1% CDSC if you sell your Class C Shares within one year from the date of purchase.

You do not pay a sales charge when you purchase Class B Shares. The offering price of Class B Shares is simply the next calculated NAV. But if you sell your Class B Shares within six years after your purchase, you will pay a contingent deferred sales charge as described in the table below for either (1) the NAV of the shares at


                                                        (CONTINUED ON NEXT PAGE)

PROSPECTUS


the time of purchase, or (2) the NAV of the shares next calculated after the Fund receives your sale request, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class B Shares of one Fund for Class B Shares of another Fund.

                               CONTINGENT DEFERRED SALES
                               CHARGE AS A PERCENTAGE OF
                               DOLLAR AMOUNT SUBJECT TO
YEAR SINCE PURCHASE          CHARGE -- CLASS B SHARES ONLY
--------------------------------------------------------------------------------

First                                    5.00%
Second                                   4.00%
Third                                    3.00%
Fourth                                   3.00%
Fifth                                    2.00%
Sixth                                    1.00%
Seventh                                  None
Eighth                                   None
--------------------------------------------------------------------------------

The contingent deferred sales charge will be waived if you sell either your Class B or Class C Shares for the following reasons:

o to make certain withdrawals from a qualified retirement plan; or

o because of death or disability.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser or the Distributor, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodgings, and gifts that do not exceed $100 per year, per individual.

HOW TO SELL YOUR FUND SHARES


The Funds process redemption orders promptly. Under normal circumstances, the Funds will send redemption proceeds to you within a week. If the Funds have not yet collected payment for the shares you are selling, it may delay sending redemption proceeds for up to 15 calendar days.


HOW TO SELL SHARES FROM YOUR ACCOUNT

BY MAIL

o Prepare a written request including:

   o  Your name(s) and signature(s)

   o  Your account number

   o  The Fund name

   o  The dollar amount or number of shares you want to sell

   o  How and where to send the redemption proceeds

o  Obtain a signature guarantee (if required)

o  Obtain other documentation (if required)

o  Mail us your request and documentation

BY WIRE

o Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemptions on your account application

o Make your request by telephone (unless you declined telephone redemption privileges on your account application) (See "By Telephone"), or

o  Mail us your request (See "By Mail")

BY TELEPHONE

o Make your request by telephone (unless you declined telephone redemption privileges on your account application)

o  Provide the following information:

   o  Your account number

   o  Exact name(s) in which the account is registered

   o  Additional form of identification

   o  Redemption proceeds will be:

   o  Mailed to you or

   o Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")


SYSTEMATICALLY

o Complete the systematic withdrawal section of the application

o Attach a voided check to your application

o Mail us your completed application


TELEPHONE REDEMPTION PRIVILEGES

You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

WIRE REDEMPTION PRIVILEGES

You may redeem your shares and have the proceeds wired to you if you provided correct wiring instruction and you did not decline telephone redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $500 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

SIGNATURE GUARANTEE REQUIREMENTS


To protect you and the Funds against fraud, certain redemption options require a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The Transfer Agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:


o Written requests to redeem $50,000 or more

o Changes to a shareholder's record name

o Redemptions from an account for which the address or account registration has changed within the last 30 days

o Sending redemption and distribution proceeds to any person, address or financial institution account not on record

o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

o Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account

The Transfer Agent reserves the right to require a signature guarantee(s) on all redemptions.


If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds.


REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or

                                                        (CONTINUED ON NEXT PAGE)

PROSPECTUS

part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sales as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $2,500, you may be required to sell your shares. But we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

LOST ACCOUNTS

The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

HOW TO EXCHANGE YOUR SHARES

You may exchange Class A, B or C Shares of any Fund for the same class of shares of any other Fund. You may exchange your shares on any Business Day by contacting us directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $100.

If you exchange your shares more than four times during a year, you may be charged a $50 fee for each additional exchange. You will be notified before any fee is charged.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (E.G., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales, charge there is no incremental sales charge for the exchange.

YOU MAY MAKE EXCHANGES ONLY BETWEEN IDENTICALLY REGISTERED ACCOUNTS (NAME(S), ADDRESS AND TAXPAYER ID NUMBER). YOU MAY EXCHANGE YOUR SHARES BY MAIL OR TELEPHONE, UNLESS YOU DECLINED TELEPHONE EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION. YOU MAY BE RESPONSIBLE FOR ANY UNAUTHORIZED TELEPHONE ORDER AS LONG AS THE TRANSFER AGENT TAKES REASONABLE MEASURES TO VERIFY THAT THE ORDER IS GENUINE.

HOW TO EXCHANGE

BY MAIL

o Prepare a written request including:

  o Your name(s) and signature(s)

  o Your account number

  o The names of each fund you are exchanging

  o The dollar amount or number of shares you want to sell (and exchange)

o Open a new account and complete an account application if you are requesting different shareholder privileges

o Obtain a signature guarantee (if required)

o Mail us your request and documentation

BY TELEPHONE

o Make your request by telephone (unless you declined telephone exchange privileges on your account application)

o Provide the following information:

  o Your account number

  o Exact name(s) in which account is registered

  o Additional form of identification


TELEPHONE EXCHANGE PRIVILEGES

YOU MAY EXCHANGE YOUR SHARES BY TELEPHONE UNLESS YOU DECLINED TELEPHONE EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION. YOU MAY BE RESPONSIBLE FOR ANY UNAUTHORIZED TELEPHONE ORDER AS LONG AS THE TRANSFER AGENT TAKES REASONABLE MEASURES TO VERIFY THAT THE ORDER IS GENUINE.


DISTRIBUTION OF FUND SHARES
--------------------------------------------------------------------------------

Each Fund has adopted a distribution plan that allows Class A, B and C Shares of the Funds to pay distribution and service fees for the sale and distribution of shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution fees, as a percentage of average daily net assets, are as follows:

           Class A                      0.25%
           Class B                      1.00%
           Class C                      1.00%


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Each Fund declares dividends and distributes its net investment income as follows:

LARGE CAP CORE EQUITY FUND             DECLARED AND
                                       PAID MONTHLY

MID CAP VALUE FUND                     DECLARED AND PAID
                                       ANNUALLY

INTERMEDIATE-TERM BOND FUND            DECLARED DAILY AND
                                       PAID MONTHLY

GEORGIA MUNICIPAL BOND FUND            DECLARED DAILY AND
                                       PAID MONTHLY


Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.


TAXES
--------------------------------------------------------------------------------

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below, we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES AN EXCHANGE OF FUND SHARES FOR SHARES OF ANOTHER SYNOVUS FUND IS TREATED THE SAME AS A SALE.

The Georgia Municipal Bond Fund intends to distribute income that is exempt from both federal and Georgia state taxes. The Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Any capital gains distributed by the Fund may be taxable.

The Intermediate-Term Bond Fund expects to distribute primarily ordinary income dividends.


MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

PROSPECTUS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table that follows presents performance information about Class A, Class B, and Class C Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal year ended October 31, 2002 has been audited by KPMG LLP, independent auditors of the Funds. The information for the prior periods has been audited by predecessor independent accounting firms. The financial statements and the unqualified opinion of KPMG LLP are included in the annual report of the fund which is available upon request by calling the fund at 1-866-330-1111.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
FOR THE PERIOD ENDED OCTOBER 31,




                                          Realized and                                         Net
           Net Asset                       Unrealized      Distributions    Distributions     Asset                   Net Assets,
             Value            Net            Gains           from Net         from Net        Value                     End of
           Beginning      Investment      (Losses) on       Investment       Investment      End of      Total          Period
           of Period        Income         Securities         Income            Gain         Period      Return+         (000)
-----------------------------------------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
CLASS A
2002       $  9.82          $0.04           $(1.73)           $(0.04)          $   --        $ 8.09     (17.22)%        $1,855
2001(1)      10.10             --            (0.28)               --               --          9.82      (2.77)             40
CLASS B
2002       $  9.83           $ --           $(1.74)           $(0.02)          $   --        $ 8.07     (17.75)%        $  735
2001(2)      10.16             --            (0.33)               --               --          9.83      (3.25)             15
CLASS C
2002       $  9.82           $ --           $(1.73)           $(0.02)          $   --        $ 8.07     (17.65)%        $2,679
2001(3)       9.97             --            (0.15)               --               --          9.82      (1.50)             16

MID CAP VALUE FUND
CLASS A
2002       $  9.88          $0.07           $(1.00)           $   --           $(0.01)       $ 8.94      (9.42)%        $1,232
2001(3)       9.91             --            (0.03)               --               --          9.88      (0.30)             51
CLASS B
2002       $  9.88          $0.01           $(1.00)           $   --           $(0.01)       $ 8.88     (10.04)%        $1,254
2001(3)       9.91             --            (0.03)               --               --          9.88      (0.30)             97
CLASS C
2002       $  9.87          $0.02           $(1.00)           $   --           $(0.01)       $ 8.88      (9.95)%        $1,910
2001(3)       9.91             --            (0.04)               --               --          9.87      (0.40)             19

INTERMEDIATE-TERM BOND FUND
CLASS A
2002(4)    $  9.97          $0.41            $0.40            $(0.41)          $(0.01)       $10.36       8.37%         $  852
CLASS B
2002(5)    $ 10.21          $0.33            $0.16            $(0.33)          $(0.01)       $10.36       4.97%         $  334

GEORGIA MUNICIPAL BOND FUND
CLASS A
2002(6)    $  9.71          $0.26            $0.47            $(0.26)          $   --        $10.18       7.65%         $  461




                                                        Ratio of              Ratio of
                                                        Expenses           Net Investment
                                   Ratio of            to Average           Income (Loss)
                                      Net              Net Assets            to Average
                 Ratio of         Investment           (Excluding            Net Assets
                Expenses to      Income (Loss)           Waivers             (Excluding         Portfolio
                  Average         to Average               and               Waivers and        Turnover
                Net Assets        Net Assets         Reimbursements)       Reimbursements)        Rate
----------------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
CLASS A
2002               1.08%             0.54%                1.08%                 0.54%            23.81%
2001(1)            1.25             (0.45)                1.66                 (0.86)             3.02
CLASS B
2002               1.84%            (0.21)%               1.84%                (0.21)%           23.81%
2001(2)            2.00             (0.96)                2.49                 (1.45)             3.02
CLASS C
2002               1.82%            (0.19)%               1.82%                (0.19)%           23.81%
2001(3)            2.00             (0.83)                2.40                 (1.23)             3.02

MID CAP VALUE FUND
CLASS A
2002               1.35%             1.05%                1.69%                 0.71%            36.34%
2001(3)            1.35             (0.22)                3.37                 (2.24)             5.14
CLASS B
2002               2.10%             0.12%                2.48%                (0.26)%           36.34%
2001(3)            2.10             (0.72)                4.23                 (2.85)             5.14
CLASS C
2002               2.10%             0.27%                2.46%                (0.09)%           36.34%
2001(3)            2.10             (0.94)                4.02                 (2.86)             5.14

INTERMEDIATE-TERM BOND FUND
CLASS A
2002(4)            0.94%             4.12%                0.94%                 4.12%            44.70%
CLASS B
2002(5)            1.69%             3.21%                1.69%                 3.21%            44.70%

GEORGIA MUNICIPAL BOND FUND
CLASS A
2002(6)            1.17%             3.09%                1.17%                 3.09%            33.70%


+ RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. TOTAL RETURN FIGURES DO NOT INCLUDE APPLICABLE SALES LOADS.
(1) COMMENCED OPERATIONS ON OCTOBER 25, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) COMMENCED OPERATIONS ON OCTOBER 28, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(3) COMMENCED OPERATIONS ON OCTOBER 24, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(4) COMMENCED OPERATIONS ON NOVEMBER 19, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(5) COMMENCED OPERATIONS ON NOVEMBER 7, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(6) COMMENCED OPERATIONS ON DECEMBER 21, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ADVISORS' INNER CIRCLE FUND

SYNOVUS FUNDS

HOW TO OBTAIN MORE INFORMATION
ABOUT THE SYNOVUS FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Synovus Funds Investment Advisors
P.O. Box 23042
Columbus, GA 31902-1313

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

More information about each Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated March 1, 2003, includes detailed information about the Synovus Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends, and their impact on Fund performance. The reports also contain detailed financial information about the Funds.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT,
OR MORE INFORMATION:

BY TELEPHONE: Call 1-866-330-1111

BY MAIL: Write to us
         Synovus Funds
         c/o SEI Investments Distribution Co.
         One Freedom Valley Drive
         Oaks, PA 19456

FROM THE SEC:
You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Funds, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV. The Advisors' Inner Circle Fund's Investment Company Act registration number is 811-06400.



SNV-PS-002-0300

                         THE ADVISORS' INNER CIRCLE FUND

                            --------------------------
                                  SYNOVUS FUNDS
                            --------------------------

                              INSTITUTIONAL SHARES


                                   PROSPECTUS

                                  MARCH 1, 2003

                           Large Cap Core Equity Fund

                               Mid Cap Value Fund

                           Intermediate-Term Bond Fund

                           Georgia Municipal Bond Fund



                               INVESTMENT ADVISER:
                        SYNOVUS FUNDS INVESTMENT ADVISORS

                             INVESTMENT SUB-ADVISER:
              STEINBERG PRIEST & SLOANE CAPITAL MANAGEMENT CO. INC.
                              (MID CAP VALUE FUND)







                 The Securities and Exchange Commission has not
                    approved or disapproved these securities
                       or passed upon the adequacy of this
                                   prospectus.
                     Any representation to the contrary is a
                               criminal offense.

                              ABOUT THIS PROSPECTUS

     The Synovus Funds (Funds) are a separate series of The Advisors' Inner Circle Fund (Trust), a mutual fund family that offers different classes of shares in separate investment portfolios. The Funds have individual investment goals and strategies. This prospectus gives you important information about the Institutional Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

     THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. IN THE SECTION BELOW, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                                      PAGE
                                                                      ----

     LARGE CAP CORE EQUITY FUND..................................       2

     MID CAP VALUE FUND..........................................       6

     INTERMEDIATE-TERM BOND FUND.................................      10

     GEORGIA MUNICIPAL BOND FUND.................................      14

     MORE INFORMATION ABOUT RISK.................................      18

     MORE INFORMATION ABOUT FUND INVESTMENTS.....................      19

     INVESTMENT ADVISER .........................................      19


     PORTFOLIO MANAGERS..........................................      20


     SUB-ADVISER  ...............................................      21

     PURCHASING, SELLING AND EXCHANGING FUND SHARES..............      22

     DIVIDENDS AND DISTRIBUTIONS.................................      24

     TAXES.......................................................      25

     HOW TO OBTAIN MORE INFORMATION ABOUT
         THE SYNOVUS FUNDS.......................................   Back Cover


                   RISK/RETURN INFORMATION COMMON TO THE FUNDS

     Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

     Each Fund has its own investment goal and strategies for reaching that goal. The investment manager invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment manager does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

     The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

LARGE CAP CORE EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                     Long-term capital appreciation

INVESTMENT FOCUS                    Large capitalization U.S. common stocks

SHARE PRICE VOLATILITY              Medium

PRINCIPAL INVESTMENT STRATEGY       Investing  in large  capitalization  common
                                    stocks which are undervalued relative to a company's earnings

INVESTOR PROFILE                    Investors who seek  long-term  capital
                                    appreciation  and who are willing to
                                    bear the risks of investing in equity
                                    securities


INVESTMENT STRATEGY OF THE LARGE CAP CORE EQUITY FUND

The Fund invests primarily (at least 80% of its net assets) in equity securities of U.S. issuers with a large capitalization (in excess of $5 billion). The Fund is managed with a goal of long-term capital appreciation and is actively managed to hold securities that the Adviser believes are of high earnings potential and management quality.

The Adviser screens over 6,000 companies for market capitalization, trading liquidity, balance sheet quality and earnings predictability. Companies that progress beyond this initial risk reduction screening are candidates for value and momentum screening. Value factors considered by the Adviser include sector relative low price to earnings and price to sales ratios, as well as dividend discount valuations. Price momentum and earnings estimates are used to identify growth stocks. The top 300 companies remaining at this point in the screening process are further reduced to approximately 75 based on macroeconomic and sector analysis. The Adviser may sell a security when it achieves a designated price target, a company's growth prospects change, or the opportunity for a better investment arises. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities to investors.

PRINCIPAL RISKS OF INVESTING IN THE LARGE CAP CORE EQUITY FUND

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large capitalization value stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The Fund is a successor to a common trust fund similarly managed by the Adviser. The periods prior to October 12, 2001, when the Fund began operating, represent the performance of the common trust fund while it was managed by the Adviser. This past performance has been adjusted to reflect current expenses for the Institutional Shares of the Fund. The Adviser's common trust fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the common trust fund's performance may have been lower.

This bar chart shows changes in the performance of the Fund's Institutional Shares from calendar year to calendar year.

[BAR CHART OMITTED -- PLOT  POINTS AS FOLLOWS:]

1993     5.73%
1994    -0.72%
1995    35.75%
1996    21.74%
1997    30.66%
1998    23.65%
1999    16.79%
2000     0.81%
2001    -5.11%
2002   -23.64%


                    BEST QUARTER      WORST QUARTER
                       22.20%            -14.49%
                     (12/31/98)        (09/30/02)



AVERAGE ANNUAL TOTAL RETURNS -- BEFORE TAXES

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE INDEX ("S&P 500") AND THE LIPPER LARGE CAP CORE FUNDS CLASSIFICATION AVERAGE.

LARGE CAP CORE EQUITY FUND                                                1 YEAR         5 YEARS      10 YEARS
---------------------------------------------------------------------------------------------------------------------------


FUND RETURNS BEFORE TAXES
INSTITUTIONAL SHARES                                                     -23.64%           1.07%*        9.11%*
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES OR EXPENSES)               -22.10%          -0.58%         9.34%
LIPPER LARGE CAP CORE FUNDS CLASSIFICATION AVERAGE
   (REFLECTS NO DEDUCTION FOR SALES CHARGES)                             -23.49%          -1.90%         7.55%


  * Institutional Class Shares of the Fund were offered beginning October 12, 2001. The performance prior to that date represents the performance of the Adviser's similarly managed common trust fund and has been adjusted to reflect expenses applicable to the Fund's Institutional Shares.

AVERAGE ANNUAL TOTAL RETURNS -- COMPARISON OF BEFORE AND
AFTER-TAX RETURNS

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the S&P 500 and the Lipper Large Cap Core Funds Classification Average.


The Fund's returns in this table only reflect periods after the Fund began operating as a mutual fund. The returns shown do not reflect the performance of the Adviser's common trust fund nor is it possible to reflect the tax impact on the common trust fund's performance.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

LARGE CAP CORE EQUITY FUND                                                          1 YEAR         SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------------


FUND RETURN BEFORE TAXES
INSTITUTIONAL SHARES                                                                 -23.64%         -15.81%*
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                                            -23.87%         -16.04%*
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
   AND SALE OF FUND SHARES                                                           -14.50%         -12.70%*
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES,
   OR TAXES)                                                                         -22.10%         -13.34%**
LIPPER LARGE CAP CORE FUNDS CLASSIFICATION AVERAGE
   (REFLECTS NO DEDUCTION FOR SALES CHARGES OR TAXES)                                -23.49%         -15.10%***


    * Institutional Class Shares of the Fund were offered beginning October 12, 2001.
   ** Index comparison begins October 31, 2001.
  *** Lipper comparison begins October 31, 2001.


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

WHAT IS AN AVERAGE?


An average is a composite of mutual funds with similar investment goals. The Lipper Large-Cap Core Funds Classification Average is a widely-recognized average of mutual funds which invest in large-cap equity securities.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                     INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Investment Advisory Fees                                    0.60%
Distribution and Service (12b-1) Fees                        None
Other Expenses                                              0.28%
                                                            -----
Total Annual Fund Operating Expenses                        0.88%
--------------------------------------------------------------------------------

For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Fund Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                          1 YEAR        3 YEARS          5 YEARS       10 YEARS
                          -------        -------         -------        -------
INSTITUTIONAL SHARES        $90           $281            $488          $1,084

MID CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                                Long-term capital appreciation

INVESTMENT FOCUS                               U.S. mid-cap common stocks

SHARE PRICE VOLATILITY                         Moderate to high

PRINCIPAL INVESTMENT STRATEGY                  Attempts to identify companies
                                               with above average growth
                                               potential at an attractive price

INVESTOR PROFILE                               Investors who want the value of
                                               their investment to grow and
                                               who are willing to accept more
                                               volatility for the possibility
                                               of higher returns


INVESTMENT STRATEGY OF THE MID CAP VALUE FUND

The Fund invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with medium market capitalizations (ranging from $500 million to $10 billion). In selecting investments for the Fund, the Sub-Adviser focuses on issuers that the Sub-Adviser believes have above average growth potential at attractive prices. The Fund is "non-diversified," and the Sub-Adviser expects to hold a relatively small number of issues in the portfolio, thus increasing the importance of each holding.

The Sub-Adviser's research of these companies is theme-driven and focuses on companies that are under-researched and are selling for less than their "private transaction value," I.E., the price an acquirer would pay to buy the company in its entirety. The Sub-Adviser evaluates whether a company's underlying business value seeks to protect against long-term capital loss. The Sub-Adviser does not consider current income in selecting investments for the Fund. The Sub-Adviser may sell a security when it exceeds the target market capitalization, a company's return prospects change, or the opportunity for a better investment arises.

PRINCIPAL RISKS OF INVESTING IN THE MID CAP VALUE FUND

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund is also subject to the risk that medium capitalization common stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The Fund is a successor to a collective investment fund similarly managed by Steinberg Priest & Sloane Capital Management Co., Inc. ("Steinberg"), the Fund's Sub-Adviser. The Fund's predecessor commenced operations on April 3, 2000. The period prior to October 12, 2001, when the Fund began operating, represents the performance of the collective investment fund. This past performance has been adjusted to reflect current expenses for the Institutional Shares of the Fund. The Adviser's collective investment fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the collective investment fund's performance may have been lower.

This bar chart shows changes in the performance of the Fund's Institutional Shares from calendar year to calendar year.

[BAR CHART OMITTED -- PLOT  POINTS AS FOLLOWS:]


2001     8.08%
2002   -12.46%



                      BEST QUARTER           WORST QUARTER
                          9.30%                 -14.67%
                       (12/31/01)              (09/30/02)



AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL MID CAP VALUE INDEX AND
THE LIPPER MID CAP VALUE FUNDS CLASSIFICATION.

MID CAP VALUE FUND                                     1 YEAR    SINCE INCEPTION
--------------------------------------------------------------------------------


FUND RETURN BEFORE TAXES
INSTITUTIONAL SHARES                                 -12.46%          6.79%*
RUSSELL MID CAP VALUE INDEX
   (REFLECTS NO DEDUCTION FOR FEES OR EXPENSES)       -9.65%          3.21%**
LIPPER MID CAP VALUE FUNDS CLASSIFICATION AVERAGE
   (REFLECTS NO DEDUCTION FOR SALES CHARGES)         -13.47%          0.77%***


    * Institutional Class Shares of the Fund were offered beginning October 12, 2001. The performance prior to that date represents the performance of the Adviser's similarly managed collective investment fund which commenced operations on April 3, 2000. The collective investment fund's performance has been adjusted to reflect expenses applicable to the Fund's Institutional Shares.
   ** Index returns as of March 31, 2000.
  *** Lipper returns as of March 31, 2000.

AVERAGE ANNUAL TOTAL RETURNS - COMPARISON OF BEFORE AND
AFTER-TAX RETURNS

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Russell Mid Cap Value Index and the Lipper Mid Cap Value Funds Classification Average.


The Fund's returns in this table only reflect periods after the Fund began operating as a mutual fund. The returns shown do not reflect the performance of the Adviser's common trust fund nor is it possible to reflect the tax impact on the common trust fund's performance.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

MID CAP VALUE FUND                                                             1 YEAR           SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------------


FUND RETURNS BEFORE TAXES
INSTITUTIONAL SHARES                                                           -12.46%             -5.07%*
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                                      -12.70%             -5.31%*
FUND RETURNS AFTER TAXES ON DISTRIBUTION AND
   SALE OF FUND SHARES                                                          -7.65%             -4.17%*
RUSSELL MID CAP VALUE INDEX
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)                         -9.65%              0.59%**
LIPPER MID CAP VALUE FUNDS CLASSIFICATION AVERAGE
   (REFLECTS NO FEES FOR SALES CHARGES OR TAXES)                               -13.47%             -2.10%***


    * Institutional Class Shares of the Fund were offered beginning October 12, 2001.
   ** Index comparison begins October 31, 2001.
  *** Lipper comparison begins October 31, 2001.


WHAT IS AN INDEX?


An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell Mid Cap Value Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth ratios.


WHAT IS AN AVERAGE?

An average is a composite of mutual funds with similar goals. The Lipper Mid Cap Value Funds Classification Average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                         INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Investment Advisory Fees                                        0.75%
Distribution and Service (12b-1) Fees                            None
Other Expenses                                                  0.82%
                                                                -----
Total Annual Fund Operating Expenses                            1.57%*
--------------------------------------------------------------------------------

 * The total actual annual fund operating expenses should be less than the amount shown above because the Adviser has voluntarily agreed to limit the expenses of the Fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding a specified level. The Adviser may change or cancel this expense limitation at any time. In addition, the Adviser may enter into arrangements with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a portion of the Fund's brokerage business. As a result of these arrangements, the Fund's expenses generally may be reduced, which in turn may reduce the cost to the Adviser of its voluntary expense limit. The Fund's actual total operating expenses are expected to be as follows:

         Mid Cap Value Fund -- Institutional Shares   1.10%

For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Fund Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 YEAR        3 YEARS          5 YEARS       10 YEARS
                         -------        -------         -------        -------
INSTITUTIONAL SHARES      $160           $496            $855          $1,867

INTERMEDIATE-TERM BOND FUND

FUND SUMMARY

INVESTMENT GOAL                                Current income consistent with
                                               limited price volatility

INVESTMENT FOCUS                               Fixed income obligations of the
                                               U.S. Treasury, U.S. government
                                               agencies and U.S. corporations

SHARE PRICE VOLATILITY                         Low

PRINCIPAL INVESTMENT STRATEGY                  Investing in a portfolio of U.S.
                                               government and corporate fixed
                                               income securities to attempt to
                                               maximize returns while minimizing
                                               risk

INVESTOR PROFILE                               Conservative investors who want
                                               to receive income with limited
                                               risk of share price volatility


INVESTMENT STRATEGY OF THE INTERMEDIATE-TERM BOND FUND

The Fund invests primarily (at least 80% of its net assets) in fixed income obligations issued by the U.S. Treasury and U.S. government agencies, including mortgage-backed securities rated in one of the top two rating categories, and in U.S. corporate debt rated in one of the top three ratings categories.

The Adviser actively manages the maturity of the Fund and purchases securities which will, on average, mature in three to ten years. The Adviser monitors the Fund's allocation between the Treasury, agency and corporate sectors for large swings due to market inefficiencies and anticipated shifts in the yield curve. Within the corporate sector, the Adviser focuses on high credit quality and attempts to limit exposure to any one company. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; to effect a change in the duration or sector weighting of the Fund; to realize an aberration in a security's market capitalization; or when the Adviser otherwise deems appropriate.

PRINCIPAL RISKS OF INVESTING IN THE INTERMEDIATE-TERM BOND FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund is also subject to the risk that its investment strategy, which focuses on U.S. government and U.S. corporate fixed income securities with intermediate maturities, may perform differently than other mutual funds which focus on fixed income securities with longer maturities or invest in other asset classes.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The Fund is a successor to a common trust fund managed by the Adviser until October 12, 2001. The periods prior to October 12, 2001 represent the performance of the common trust fund while it was managed by the Adviser. The past performance shown below has been adjusted to reflect current expenses for the Institutional Shares of the Fund. The Adviser's common trust fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the common trust fund's performance may have been lower.

This bar chart shows changes in the performance of the Fund's Institutional Shares from calendar year to calendar year.


[BAR CHART OMITTED -- PLOT  POINTS AS FOLLOWS:]


1993     6.15%
1994    -2.28%
1995    12.34%
1996     3.76%
1997     6.75%
1998     8.60%
1999    -1.47%
2000     7.32%
2001     9.55%
2002    11.88%



                      BEST QUARTER           WORST QUARTER
                          5.26%                  -1.65%
                       (09/30/02)              (03/31/94)



AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN INTERMEDIATE GOVERNMENT/CREDIT INDEX AND THE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT OBJECTIVE.

INTERMEDIATE-TERM BOND FUND                                               1 YEAR         5 YEARS       10 YEARS
---------------------------------------------------------------------------------------------------------------------------


FUND RETURNS BEFORE TAXES
INSTITUTIONAL SHARES                                                      11.88%            7.07%*          6.15%*
LEHMAN INTERMEDIATE GOVERNMENT/CREDIT INDEX
   (REFLECTS NO DEDUCTION FOR FEES OR EXPENSES)                            9.82%            7.48%           7.07%
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT OBJECTIVE
   (REFLECTS NO DEDUCTION FOR SALES CHARGES)                               8.14%            6.36%           6.67%


  * Institutional Class Shares of the Fund were offered beginning October 12, 2001. The performance prior to that date represents the performance of the Adviser's similarly managed common trust fund has been adjusted to reflect expenses applicable to the Fund's Institutional Shares.

AVERAGE ANNUAL TOTAL RETURNS - COMPARISON OF BEFORE AND
AFTER-TAX RETURNS

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Lehman Intermediate Government/Credit Index and the Lipper Intermediate Investment Grade Debt Objective.


The Fund's returns in this table only reflect periods after the Fund began operating as a mutual fund. The returns shown do not reflect the performance of the Adviser's common trust fund nor is it possible to reflect the tax impact on the common trust fund's performance.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

INTERMEDIATE-TERM BOND FUND                                       1 YEAR         SINCE INCEPTION
-------------------------------------------------------------------------------------------------------


FUND RETURNS BEFORE TAXES
INSTITUTIONAL SHARES                                               11.88%            9.15%*
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                           9.54%            6.77%*
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND
   SALE OF FUND SHARES                                              7.39%            6.10%*
LEHMAN INTERMEDIATE GOVERNMENT/CREDIT INDEX
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)             9.82%            6.93%**
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT OBJECTIVE
   (REFLECTS NO DEDUCTION FOR TAXES)                                8.14%            5.15%***


    * Institutional Class Shares of the Fund were offered beginning October 12, 2001.
   ** Index comparison begins October 31, 2001.
  *** Lipper comparison begins October 31, 2001.


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Intermediate Government/Credit
Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years.

WHAT IS AN AVERAGE?

An average is a composite of mutual funds with similar investment goals. The Lipper Intermediate Investment Grade Debt Objective consists of funds that invest primarily in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                          INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Investment Advisory Fees                                          0.45%
Distribution and Service (12b-1) Fees                             None
Other Expenses                                                    0.28%
                                                                ------
Total Annual Fund Operating Expenses                              0.73%
--------------------------------------------------------------------------------

For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                           1 YEAR        3 YEARS          5 YEARS       10 YEARS
                           -------        -------         -------        -------
INSTITUTIONAL SHARES         $75           $233            $406           $906

GEORGIA MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT GOAL                                Current income exempt from both
                                               federal and Georgia state income
                                               taxes, consistent with
                                               preservation of capital

INVESTMENT FOCUS                               Tax-free Georgia municipal
                                               securities

SHARE PRICE VOLATILITY                         Medium


PRINCIPAL INVESTMENT STRATEGY                  Invest in municipal obligations
                                               which pay interest that is exempt
                                               from both federal and Georgia
                                               state income tax


INVESTOR PROFILE                               Conservative taxable investors
                                               who want to receive current
                                               income exempt from federal and
                                               Georgia state income tax and are
                                               willing to bear the moderate risk
                                               of investing in a portfolio of
                                               intermediate-term securities
                                               affected by changes in economic
                                               conditions and governmental
                                               policies within Georgia


INVESTMENT STRATEGY OF THE GEORGIA MUNICIPAL BOND FUND

The Fund invests substantially all of its net assets (at least 80%) in municipal securities that generate income exempt from federal and Georgia state income taxes. These securities include securities of municipal issuers located in Georgia, the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Adviser will purchase investment grade municipal securities in an attempt to maintain an average weighted portfolio maturity of three to ten years, as determined by market conditions. As a core, general obligation, revenue, school, housing and development and insured municipal bonds are represented. The Adviser considers the relative yield, maturity and availability of various types of municipal bonds and the general economic outlook in determining whether to over or under weigh a specific type of municipal bond in the Fund's portfolio. Duration adjustments are made relative to the Lehman
7 Year Municipal Bond Index. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; to effect a change in duration or sector weighting of the Fund; to realize an aberration in a security's valuation; or when the Adviser otherwise deems appropriate.

PRINCIPAL RISKS OF INVESTING IN THE GEORGIA MUNICIPAL BOND FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund's concentration of investments in securities of issuers located in Georgia subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Georgia obligations than a mutual fund that does not have as great a concentration in Georgia.

The Fund is also subject to the risk that Georgia municipal debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The Fund is a successor to a common trust fund similarly managed by the Adviser. The periods prior to October 12, 2001, when the Fund began operating, represent the performance of the common trust fund while it was managed by the Adviser. This past performance has been adjusted to reflect current expenses for the Institutional Shares of the Fund. The Adviser's common trust fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the common trust fund's performance may have been lower.

This bar chart shows changes in the performance of the Fund's Institutional Shares from calendar year to calendar year.

[BAR CHART OMITTED -- PLOT  POINTS AS FOLLOWS:]


1993     7.06%
1994    -3.09%
1995    10.95%
1996     2.90%
1997     5.37%
1998     4.74%
1999    -1.20%
2000     7.98%
2001     4.03%
2002     9.34%



                      BEST QUARTER           WORST QUARTER
                          4.64%                  -3.51%
                       (09/30/02)              (03/31/94)



AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX AND THE LIPPER OTHER STATES INTERMEDIATE MUNICIPAL DEBT OBJECTIVE.

GEORGIA MUNICIPAL BOND FUND                                               1 YEAR         5 YEARS       10 YEARS
---------------------------------------------------------------------------------------------------------------------------


FUND RETURNS BEFORE TAXES
INSTITUTIONAL SHARES                                                         9.34%          4.91%*          4.72%*
LEHMAN 7 YEAR MUNICIPAL BOND INDEX
   (REFLECTS NO DEDUCTION FOR FEES OR EXPENSES)                             10.33%          6.08%           6.35%
LIPPER OTHER STATES INTERMEDIATE MUNICIPAL DEBT OBJECTIVE
   (REFLECTS NO DEDUCTION FOR SALES CHARGES)                                 7.99%          4.69%           5.22%


  * Institutional Class Shares of the Fund were offered beginning October 12, 2001. The performance prior to that date represents the performance of the Adviser's similarly managed common trust fund and has been adjusted to reflect expenses applicable to the Fund's Institutional Shares.

AVERAGE ANNUAL TOTAL RETURNS - COMPARISON OF BEFORE AND
AFTER-TAX RETURNS

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Lehman 7 Year Municipal Bond Index and the Lipper Other States Intermediate Municipal Debt Objective.


The Fund's returns in this table only reflect periods after the Fund began operating as a mutual fund. The returns shown do not reflect the performance of the Adviser's common trust fund nor is it possible to reflect the tax impact on the common trust fund's performance.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

GEORGIA MUNICIPAL BOND FUND                                         1 YEAR       SINCE INCEPTION
--------------------------------------------------------------------------------------------------------


FUND RETURNS BEFORE TAXES
INSTITUTIONAL SHARES                                                 9.34%            5.76%*
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                            9.13%            5.35%*
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
   AND SALE OF FUND SHARES                                           7.16%            4.98%*
LEHMAN 7 YEAR MUNICIPAL BOND INDEX
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)             10.33%            7.01%**
LIPPER OTHER STATES INTERMEDIATE MUNICIPAL DEBT OBJECTIVE
   (REFLECTS NO DEDUCTION FOR
   SALES CHARGES OR TAXES)                                           7.99%            5.35%***


    * Institutional Class Shares of the Fund were offered beginning October 12, 2001.
   ** Index comparison begins October 31, 2001.
  *** Lipper comparison begins October 31, 2001.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman 7 Year Municipal Bond Index is an unmanaged index of investment grade municipal bonds with a maturity range of 4-6 years. The index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax.

WHAT IS AN AVERAGE?

An average is a composite of mutual funds with similar investment goals. The Lipper Other States Intermediate Municipal Debt Objective consists of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                        INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Investment Advisory Fees                                       0.45%
Distribution and Service (12b-1) Fees                           None
Other Expenses                                                 0.45%
                                                               -----
Total Annual Fund Operating Expenses                           0.90%
--------------------------------------------------------------------------------
For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                            1 YEAR        3 YEARS          5 YEARS      10 YEARS
                            -------        -------         -------       -------
INSTITUTIONAL SHARES          $92           $287            $498         $1,108

MORE INFORMATION ABOUT RISK

EQUITY RISK

LARGE CAP CORE EQUITY FUND
MID CAP VALUE FUND


Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.


FIXED INCOME RISK

INTERMEDIATE-TERM BOND FUND
GEORGIA MUNICIPAL BOND FUND

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

    CALL RISK

    INTERMEDIATE-TERM BOND FUND
    GEORGIA MUNICIPAL BOND FUND

    During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

    CREDIT RISK

    INTERMEDIATE-TERM BOND FUND
    GEORGIA MUNICIPAL BOND FUND

    The possibility that an issuer will be unable to make timely payments of either principal or interest.

    EVENT RISK

    INTERMEDIATE-TERM BOND FUND
    GEORGIA MUNICIPAL BOND FUND

    Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of Fund's multiple holdings.

    MORTGAGE-BACKED SECURITIES RISK

    INTERMEDIATE-TERM BOND FUND

    Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

    MUNICIPAL ISSUER RISK

    GEORGIA MUNICIPAL BOND FUND

    There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes. In addition, the Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the principal investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These secondary investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

INVESTMENT ADVISER

Synovus Funds Investment Advisors ("SFIA" or the "Adviser") serves as the investment adviser to the Funds. The Adviser makes investment decisions for each of the Funds, other than the Mid Cap Value Fund, and continuously reviews, supervises and administers the Funds' respective investment programs. The Adviser oversees the Sub-Adviser for the Mid Cap Value Fund to ensure compliance with that Fund's investment policies and guidelines, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the fees it receives (described below). The Board of Trustees of The Advisors' Inner Circle Fund (the "Board") supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

SFIA is a separately identifiable division of Synovus Trust Company operating within the asset management group. SFIA was formed in 2001 to provide asset management services to the Funds. As of December 31, 2002, SFIA managed approximately $406 million in assets. Synovus Trust Company is a wholly owned subsidiary of Columbus Bank & Trust, the lead bank of Synovus Financial Corp. ("Synovus") and, through its asset management group, has provided investment advisory and wealth management services to its customers since 1888. Synovus is a multi-financial services holding company with over $19 billion in assets as of December 31, 2002, and is based in Columbus, Georgia. Synovus operates banks serving communities in Georgia, Alabama, Florida and South Carolina. Synovus is a publicly held company trading on the New York Stock Exchange. For the fiscal year ended October 31, 2002, the Adviser received advisory fees (after waivers) as a percentage of average daily net assets of:

      LARGE CAP CORE EQUITY FUND                            0.60%
      MID CAP VALUE FUND                                    0.29%
      INTERMEDIATE-TERM BOND FUND                           0.45%
      GEORGIA MUNICIPAL BOND FUND                           0.45%

ADDITIONAL COMPENSATION

Synovus and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust of agency accounts that invest in the Funds. Synovus may also receive compensation for acting as the Fund's investment adviser in cases where the compensation is not duplicative of the compensation those accounts pay for fiduciary and non-fiduciary services. Synovus and its affiliates may also receive compensation in connection with the following:

BROKERAGE TRANSACTIONS

When purchasing and selling portfolio securities for the Funds, SFIA, as the Funds' investment adviser, may place trades through its affiliates providing brokerage services, including Synovus Securities, Inc., consistent with its best execution obligations and the Funds' affiliated brokerage procedures. These brokerage affiliates will generally earn commissions on these transactions. For more information on the Funds' brokerage practices, please refer to the Funds' Statement of Additional Information. Synovus Securities, Inc. is a wholly owned brokerage subsidiary of Synovus.

PORTFOLIO MANAGERS

SFIA manages the Funds using a team of investment professionals. No one person is primarily responsible for making investment recommendations to the team.


Mark J. Brown is a Senior Vice-President and Chief Investment Officer with over 22 years experience managing trust assets. He is responsible for each Fund's overall investment strategy. Mr. Brown is a graduate of Florida State University and Southern Trust School. He joined the Synovus Asset Management team in 1996.


Megan L. Busby, CFA, is a Vice-President and Senior Portfolio Manager with over 16 years of investment experience. Ms. Busby co-manages the Intermediate-Term Bond and Georgia Municipal Bond Funds. She holds an undergraduate degree from Georgia Institute of Technology, an MBA from Georgia State University, and has been a Chartered Financial Analyst since 1990. She joined the Synovus Asset Management team in 1987.

B. Randall Merchant is a Vice-President and Senior Portfolio Manager with over 17 years of investment management experience. Mr. Merchant co-manages the Large Cap Core Equity Fund. He is a graduate of the University of Georgia and Cannon Financial Institute. His career with the Synovus Asset Management team began in 1993.

Neal Price is a Vice-President and Senior Portfolio Manager with over 17 years of investment experience. Mr. Price co-manages the Large Cap Core Equity Fund. Mr. Price holds an MBA from Samford University, where he graduated with honors and received the Graduate Award for Outstanding Achievement. He earned a BS at the University of South Carolina. Mr. Price worked for Compass Bancshares from 1993 until he joined the Synovus Asset Management team in 1998. He is a member of the National Honors Society for Business and the Alabama Security Dealers Association.

Dan Davidson, CFP, is a Vice-President and Senior Portfolio Manager with over 14 years of portfolio management experience. Mr. Davidson co-manages the Large Cap Core Equity Fund. He earned a BS degree in accounting from Auburn University and an MBA in Finance from the University of Alabama. He is a graduate of Cannon Financial Institute and began his career with the Synovus Asset Management team in 1999, after working for Compass Bancshares since 1989.

John Gross, CFA, is a Vice-President and Senior Portfolio Manager with over 22 years of investment management experience. Mr. Gross co-manages the Large Cap Core Equity Fund. He graduated from the University of Missouri with a BA, the University of Nebraska with an MA, and the University of West Florida with an MBA. He holds a CFA designation. He joined the Synovus Asset Management team in 2000 as a Senior Portfolio Manager responsible for the Florida market. Before joining Synovus, Mr. Gross spent 17 years as a Vice President and Portfolio Manager at Citizens & Peoples Bank which was ultimately acquired by Bank of America.


SUB-ADVISER


Steinberg Priest & Sloane Capital Management Co. Inc. ("Steinberg" or the "Sub-Adviser"), 12 East 49th Street, Suite 1202, New York, NY 10017-1028, serves as the investment Sub-Adviser for the Mid Cap Value Fund on a day-to-day basis. Steinberg selects, buys and sells securities for the Fund under the supervision of the Adviser and the Board. Steinberg was founded in 1982 and since then has provided asset management services for institutional and high net worth clients.

Michael A. Steinberg is a Managing Partner and Portfolio Manager/Analyst at Steinberg and co-manages the Mid Cap Value Fund with Mr. Priest. Before forming Steinberg in 1982, Mr. Steinberg spent five years as a partner at Sloate Weisman Murray & Steinberg, a money management and brokerage firm. That association followed almost ten years as a securities analyst, portfolio strategist, and money manager with Loeb Rhoades, which he joined after receiving an MBA from the University of California at Berkeley.

William W. Priest is a Managing Partner and Portfolio Manager/Analyst at Steinberg and co-manages the Mid Cap Value Fund with Mr. Steinberg. Mr. Priest joined Steinberg in March, 2001 as co-senior partner and portfolio manager after 29 years as a founder, portfolio manager, and CEO of BEA Associates and its successor firm, Credit Suisse Asset Management. A CPA and CFA, Mr. Priest holds an BA from Duke University and an MBA from Wharton Graduate School of Finance.


Barry R. Sloane is a Managing Director and Partner at Steinberg responsible for asset gathering and client service. Prior to joining Steinberg in 2002, Mr. Sloane served as Region Head at the Citigroup Private Bank, Group Executive of Credit Suisse Private Banking (North America), a Senior Vice President at J. &
W. Seligman Trust Company, a Vice President at the Private Bank at Banker's Trust Company, and a Financial Consultant for the Private Client Group at Shearson Lehman Brothers. Mr. Sloane holds a BA and MPA from Harvard University.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Shares of the Funds.

Institutional Shares are offered primarily to individuals and entities establishing certain fiduciary, trust, agency, asset allocation, custody or similar relationships with the Adviser or trust divisions or trust companies that are affiliated with Synovus Trust Company or Synovus Financial Corp. Institutional Shares may also be purchased by other qualifying financial institutions for their own accounts or for the benefit of their customers.

HOW TO PURCHASE FUND SHARES


Institutional Shares are available for eligible investors through accounts with Synovus Trust Company or banking or brokerage affiliates that are affiliated with Synovus Trust Company or Synovus Financial Corp. or through other qualifying financial institutions. To purchase Institutional Shares, eligible Synovus customers should contact their authorized Synovus representative and other eligible customers should contact their financial institutions.

All investments must be made by check, direct deposit, Automated Clearing House
(ACH) or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Funds do not accept purchases made by credit card check.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.


GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange and the Federal Reserve are open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the New York Stock Exchange or the Federal Reserve is closed.

A Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of a Fund or its shareholders and could adversely affect a Fund or its operations. This includes those from any individuals or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order.

Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW WE CALCULATE NAV


NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

Synovus Financial Corp. and certain other subsidiaries, affiliates, departments or divisions of Synovus Trust Company may require that customers maintain a minimum account or fund balance or meet certain other criteria to participate in its various accounts or programs and/or to qualify to purchase Institutional Shares. Please refer to your account agreement or contact your Synovus or other account representative for information concerning minimum account or fund balance requirements and other criteria applicable to eligibility to invest in Institutional Shares.

HOW TO SELL YOUR FUND SHARES

Holders of Institutional Shares may sell shares by following the procedures established when they opened their account or accounts. If you have questions, call 1-866-330-1111.

If you own your shares directly, you may sell (sometimes called "redeem") your shares on any Business Day by contacting a Fund directly by mail.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within five Business Days after we receive your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange Institutional Shares of any Synovus Fund for Institutional Shares of any other Synovus Fund. You may exchange your shares on any Business Day by contacting us directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $100. You may exchange your shares up to four times during a calendar year. If you exchange your shares more than four times during a year, you may be charged a $50 fee for each additional exchange. You will be notified before any fee is charged.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

SIGNATURE GUARANTEE REQUIREMENTS

To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers but not from a notary public. Signature guarantees are required for requests made in writing for any of the following:
o  Sales over $50,000
o  Changes to a shareholder name of record
o Redemption on an account for which the address or registration has been changed within the last 30 days o Sending proceeds from a redemption to a payee other than on record o Sending proceeds from a redemption to an account with a different registration o Changes to systematic investment, withdrawal, distribution, telephone redemption, or any other election in connection with your account.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income as follows:

LARGE CAP CORE EQUITY FUND                      DECLARED AND PAID MONTHLY
MID CAP VALUE FUND                              DECLARED AND PAID ANNUALLY
INTERMEDIATE-TERM BOND FUND                     DECLARED DAILY AND PAID MONTHLY
GEORGIA MUNICIPAL BOND FUND                     DECLARED DAILY AND PAID MONTHLY

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. For tax purposes an exchange of Fund shares for shares of another Synovus Fund is treated the same as a sale.

The Georgia Municipal Bond Fund intends to distribute income that is exempt from both federal and Georgia state taxes. The Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Any capital gains distributed by the Fund may be taxable.

The Intermediate-Term Bond Fund expects to distribute primarily ordinary income dividends.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Institutional Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal year ended October 31, 2002 has been audited by KPMG LLP, independent auditors of the Funds. The information for prior periods has been audited by predecessor independent accounting firms. The financial statements and the unqualified opinion of KPMG LLP are included in the annual report of the fund which is available upon request by calling the fund at 1-866-330-1111.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
ENDED OCTOBER 31,




                           Realized and                                 Net
       Net Asset            Unrealized   Distributions  Distributions  Asset            Net Assets,  Ratio of
         Value      Net        Gains       from Net        from Net    Value              End of    Expenses to
       Beginning Investment  (Losses)    on Investment    Investment   End of     Total    Period     Average
       of Period  Income    Securities      Income           Gain      Period    Return+   (000)     Net Assets
----------------------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
2002   $  9.82    $0.06      $(1.71)       $(0.06)         $   --       $8.11   (16.89)%  $154,860     0.88%
2001(1)  10.00       --       (0.18)           --              --        9.82    (1.80)    149,304     1.00
MID CAP VALUE FUND
INSTITUTIONAL
2002   $  9.87    $0.08      $(0.98)       $   --          $(0.01)      $8.96    (9.12)%   $38,909     1.10%
2001(1)  10.00       --       (0.13)           --              --        9.87    (1.30)     19,242     1.10
INTERMEDIATE TERM BOND FUND
INSTITUTIONAL
2002    $10.13    $0.43       $0.23        $(0.43)         $(0.01)     $10.35     6.75%   $154,782     0.73%
2001(1)  10.00     0.02        0.13         (0.02)             --       10.13     1.50     102,501     1.00
GEORGIA MUNICIPAL BOND FUND
INSTITUTIONAL
2002    $10.02    $0.34       $0.16        $(0.34)         $   --      $10.18     5.12%    $49,326     0.90%
2001(1)  10.00     0.01        0.02         (0.01)             --       10.02     0.35      43,301     1.00



                                           Ratio of        Ratio of
                                           Expenses     Net Investment
                            Ratio of      to Average     Income (Loss)
                               Net        Net Assets      to Average
                           Investment    (Excluding       Net Assets
                          Income (Loss)     Waivers       (Excluding      Portfolio
                            to Average        and         Waivers and     Turnover
                            Net Assets   Reimbursements) Reimbursements)     Rate
--------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
2002                           0.69%          0.88%           0.69%         23.81%
2001(1)                       (0.08)          1.39           (0.47)          3.02
MID CAP VALUE FUND
INSTITUTIONAL
2002                           1.00%          1.57%           0.53%         36.34%
2001(1)                       (0.22)          3.10           (2.22)          5.14
INTERMEDIATE TERM BOND FUND
INSTITUTIONAL
2002                           4.39%          0.73%           4.39%         44.70%
2001(1)                        4.10           1.28            3.82           2.65
GEORGIA MUNICIPAL BOND FUND
INSTITUTIONAL
2002                           3.42%          0.90%           3.42%         33.70%
2001(1)                        3.11           1.47            2.64           0.00


 + RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. TOTAL RETURN FIGURES DO NOT INCLUDE APPLICABLE SALES LOADS.
 (1) COMMENCED OPERATIONS ON OCTOBER 12, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                         THE ADVISORS' INNER CIRCLE FUND

                                  SYNOVUS FUNDS

             HOW TO OBTAIN MORE INFORMATION ABOUT THE SYNOVUS FUNDS


INVESTMENT ADVISER
Synovus Funds Investment Advisors
P.O. Box 23024
Columbus, GA 31902-1313

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

More information about each Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated March 1, 2003 includes detailed information about the Synovus Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-866-330-1111

BY MAIL: Write to us
Synovus Funds
c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456


FROM THE SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Synovus Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Advisors' Inner Circle Fund's Investment Company Act registration number is 811-06400.



SNV-PS-001-0400

THE ADVISORS' INNER CIRCLE FUND
--------------------------------------------------------------------------------

                                TOEWS
                                S&P 500(R)
                                HEDGED
                                INDEX FUND

                                TOEWS
                                NASDAQ-100(R)
                                HEDGED
                                INDEX FUND
--------------------------------------------------------------------------------





                                ADVISOR CLASS SHARES
                                PROSPECTUS





         Investment Adviser:
         TOEWS CORPORATION

             Prospectus
           MARCH 1, 2003



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
                              ABOUT THIS PROSPECTUS

     The Toews Funds (Funds) are a separate series of The Advisors' Inner Circle Fund (Trust), a mutual fund family that offers different classes of shares in separate investment portfolios. The Funds have individual investment objectives and strategies. This prospectus gives you important information about the Advisor Class Shares (shares) of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

Toews S&P 500(R) Hedged
   Index Fund.................................................               4
Toews Nasdaq-100(R)Hedged
   Index Fund.................................................               8
More Information About Risk...................................              12
More Information About
   Fund Investments...........................................              13
Investment Adviser............................................              13
Purchasing, Selling and
   Exchanging Fund Shares.....................................              14
Dividends and Distributions...................................              17
Taxes.........................................................              17
Benchmark Information.........................................              17
Financial Highlights..........................................              18
How to Obtain More Information
   About the Toews Funds......................................      Back Cover

--------------------------------------------------------------------------------
                                   RISK/RETURN
                         INFORMATION COMMON TO THE FUNDS


     Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

     Each Fund has its own investment objective and strategies. The investment managers invest Fund assets in a way that they believe will help a Fund achieve its objective. Still, investing in each Fund involves risk and there is no guarantee that either Fund will achieve its objective. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

     The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

--------------------------------------------------------------------------------
                       TOEWS S&P 500(R) HEDGED INDEX FUND

FUND SUMMARY

INVESTMENT OBJECTIVE      Long-term capital appreciation

INVESTMENT FOCUS          U.S. common stocks included in, and derivatives based
                          on, the Standard and Poor's 500(R)Composite Index
                          ("S&P 500")

SHARE PRICE VOLATILITY    Approximately 70% of the volatility of the S&P 500

PRINCIPAL INVESTMENT      Statistical analysis to participate in the performance
  STRATEGY                of the S&P 500 with hedges in place to attempt to
                          lower the  risk of loss in declining markets

INVESTOR PROFILE          Investors who seek long term  capital appreciation and
                          who are willing to bear the risks of investing in equity securities


INVESTMENT STRATEGY

     Unless the Fund is employing hedging techniques as further described below, it invests substantially all of its net assets (at least 80%) in equity securities of large companies that make up the S&P 500 and derivative instruments that attempt to track the performance of the S&P 500, such as index options and futures contracts, options on futures contracts, swaps, and exchange-traded index securities, such as Standard & Poor's Depositary Receipts. The Fund combines this index-based strategy with the tactical use of hedging techniques to seek returns that provide S&P 500 exposure, and seek to provide protection from downturns in the index. These two disciplines are designed to complement each other in creating a portfolio designed to provide investors with exposure to periods of sustained positive performance of the S&P 500, and protection from periods of negative index performance. When not hedging, the Fund will seek to match the daily performance of the S&P 500. When hedging, the Fund will seek to fully protect its assets from the market performance of the S&P 500. Notwithstanding these strategies, there is no assurance that the Fund's investment performance will equal or exceed that of the S&P 500 and may actually underperform the S&P 500.

     To the extent that the Fund is attempting to track the performance of the S&P 500, the Adviser will either purchase a diversified "basket" of common stocks in a representative sample of the companies in the S&P 500 or use S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to replicate the performance of the S&P 500, without necessarily owning the underlying stocks in the index. Stocks are selected based on the Adviser's analysis of the historical correlation between the return of each individual S&P 500 stock and the return on the S&P 500 itself. Generally, the Fund's industry sector allocations and market cap weightings will closely parallel those of the S&P
500. The Adviser anticipates that the value of S&P 500 derivatives will closely track changes in the value of the index. On a day-to-day basis, the Fund holds substantial amounts of U.S. government securities or cash equivalents to collateralize futures and options contracts.

     Unlike traditional index-based mutual funds, which passively remain invested in S&P 500 stocks or derivatives when the S&P 500 is declining, the Adviser employs a quantitative strategy based on its proprietary Toews Corporation Risk Management System to actively "hedge" (make defensive investments) the Fund in response to unfavorable index price movements. The Adviser's risk management system focuses on index price movements that historically have been associated with the beginning stages of negative and positive trends in the equity market and measures these indicators against current conditions. The Adviser uses this system to determine the timing and duration of its hedging activity. When employing a hedging strategy, the Adviser invests Fund assets in short-term money market instruments, such as U.S. Treasury and other U.S. government securities, and S&P 500 derivatives designed to protect against downside index performance. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs for the Fund and higher capital gains taxes for taxable investors.

PRINCIPAL RISKS OF INVESTING

     Since it purchases equity securities and derivatives whose performance is linked to the equity market, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities and derivatives may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

     Certain risks are associated with investing in futures and option contracts and other derivatives. A Fund may experience losses over certain ranges in the market that exceed losses experienced by a Fund that does not use derivatives. There is also a risk that an imperfect correlation may exist between the changes in the market value of the securities held by a Fund and the prices of futures and options on futures. Finally, because options premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put options can be more speculative than investing directly in securities.

     The Fund may engage in hedging transactions to reduce the risks of its exposure to the S&P 500. The Adviser's hedging strategy may not entail employing hedging techniques until index price movements achieve certain levels. During these periods, the Fund will not be hedged and could be adversely affected by index decreases. However, hedging will not necessarily protect the Fund fully against anticipated risks. Moreover, hedging transactions involve costs and risks of their own. If the Fund employs a hedge and the market rises, the Fund may lose money or forego the opportunity to capitalize on market increases. As a result, hedging may not improve the Fund's performance on an absolute or risk-adjusted basis.

     The Fund is subject to the risk that the S&P 500 may underperform other stock market indices. The Fund is further subject to the risk that the Adviser's hedging strategies may not protect the Fund from downturns in the index. Also, the Fund could fail to meet its investment objective and you could lose money.

PERFORMANCE INFORMATION

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


     This bar chart shows the performance of the Fund's shares for the past calendar year.



[BAR CHART OMITTED, PLOT POINT FOLLOWS]

2002   -12.61%


      BEST QUARTER                 WORST QUARTER
         -0.21%                       -5.83%
       (6/30/2002)                 (12/31/2002)

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002, TO THOSE OF THE S&P 500 INDEX.

                                                             Since
                                         1 Year         Inception*
--------------------------------------------------------------------------------
Fund Returns Before Taxes               -12.61%             -8.05%
Fund Returns After Taxes
  on Distributions**                    -12.61%             -8.48%
Fund Returns After Taxes on
  Distributions and Sale
  of Fund Shares**                       -7.74%             -6.59%
S&P 500 Index Returns
  (reflects no deductions
  for fees, expenses, or taxes)         -22.10%            -18.92%


----------
*   Inception date is 7/31/01.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

WHAT IS AN INDEX?


     An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.



--------------------------------------------------------------------------------
                                  FUND FEES AND
                                    EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                            ADVISOR CLASS
                                                               SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
   Purchases (as a percentage of offering price) ............None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value) .....................1.00%*
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends and other Distributions
   (as a percentage of offering price) ......................None
Redemption Fee (as a percentage of amount
   redeemed, if applicable) .................................None
Exchange Fee ................................................None**

--------
 * This sales charge is imposed if you sell Advisor Class Shares within one year of your purchase. See "Contingent Deferred Sales Charges" under "Purchasing, Selling, & Exchanging Fund Shares."
** A fee of $50 may be charged for each exchange request in excess of six per calendar year.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                                               ADVISOR CLASS
                                                                  SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees..................................         1.00%
Distribution and Service (12b-1) Fees.....................         1.00%
Other Expenses............................................         5.52%
                                                                 -------
Total Annual Fund Operating Expenses......................        7.52%*
Fee Waivers and Expense Reimbursements....................       (5.02)%
                                                                 -------
Net Expenses..............................................         2.50%

---------
* The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 2.50% for Advisor Class Shares for a period of one year from the date of this prospectus.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.
     The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

     IF YOU REDEEM SHARES WITHIN ONE YEAR FROM THE DATE OF PURCHASE:

                                1 Year       3 Years     5 Years      10 Years
Advisor Class Shares .........   $353        $1,756      $3,184        $6,452

     IF YOU DO NOT REDEEM SHARES WITHIN ONE YEAR FROM THE DATE OF PURCHASE:

                                1 Year       3 Years     5 Years      10 Years
Advisor Class Shares .........   $253        $1,756      $3,184        $6,452

--------------------------------------------------------------------------------
                      TOEWS Nasdaq-100(R) HEDGED INDEX FUND

FUND SUMMARY

INVESTMENT OBJECTIVE        Long-term capital appreciation

INVESTMENT FOCUS            U.S. common stocks included in and derivatives based
                            on the Nasdaq 100(R) Index ("Nasdaq-100")

SHARE PRICE VOLATILITY      Approximately 50% to 60% of the volatility of the
                            Nasdaq-100

PRINCIPAL INVESTMENT        Statistical analysis to participate in the
    STRATEGY                performance of the Nasdaq-100 with hedges in place
                            to attempt to lower the risk of loss in declining markets

INVESTOR PROFILE            Investors who seek long term capital appreciation
                            and who are willing to bear the risks of investing in equity securities


NVESTMENT STRATEGY

     Unless the Fund is employing hedging techniques as further described below, it invests substantially all of its net assets (at least 80%) in equity securities of large companies that make up the Nasdaq-100 and derivative instruments that attempt to track the performance of the Nasdaq-100, such as index options and futures contracts, options on futures contracts, swaps, and exchange-traded index securities, such as Nasdaq-100 Trust, Series 1 (Cubes). The Fund combines this index-based strategy with the tactical use of hedging techniques to seek returns that provide Nasdaq-100 exposure, and seek to provide protection from downturns in the index. These two disciplines are designed to complement each other in creating a portfolio designed to provide investors with exposure to periods of sustained positive performance of the Nasdaq-100, and protection from periods of negative index performance. When not hedging, the Fund will seek to match the daily performance of the Nasdaq-100. When hedging, the Fund will seek to fully protect its assets from the market performance of the Nasdaq-100. Notwithstanding these strategies, there is no assurance that the Fund's investment performance will equal or exceed that of the Nasdaq-100 and may actually underperform the Nasdaq-100.

     To the extent that the Fund is attempting to track the performance of the Nasdaq-100, the Adviser will either purchase a diversified "basket" of common stocks in a representative sample of the companies in the Nasdaq-100 or use Nasdaq-100 derivatives in addition to or in place of Nasdaq-100 stocks to attempt to replicate the performance of the Nasdaq-100, without necessarily owning the underlying stocks in the index. Stocks are selected based on the Adviser's analysis of the historical correlation between the return of each individual Nasdaq-100 stock and the return on the Nasdaq-100 itself. Generally, the Fund's industry sector allocations and market cap weightings will closely parallel those of the Nasdaq-100. The Adviser anticipates that the value of Nasdaq-100 derivatives will closely track changes in the value of the index. On a day-to-day basis, the Fund may hold substantial amounts of U.S. government securities or cash equivalents to collateralize futures and options contracts.

     Unlike traditional index-based mutual funds, which passively remain invested in Nasdaq-100 stocks or derivatives when the Nasdaq-100 is declining, the Adviser employs a quantitative strategy based on its proprietary Toews Corporation Risk Management System to actively "hedge" (make defensive investments) the Fund in response to unfavorable index price movements. The Adviser's risk management system focuses on index price movements that historically have been associated with the beginning stages of negative and positive trends in the equity market and measures these indicators against current conditions. The Adviser uses this system to determine the timing and duration of its hedging activity. When employing a hedging strategy, the Adviser invests Fund assets in short-term money market instruments, such as U.S. Treasury and other U.S. government securities, and Nasdaq-100 derivatives designed to protect against downside index performance. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs for the Fund and higher capital gains taxes for taxable investors.

PRINCIPAL RISKS OF INVESTING

     Since it purchases equity securities and derivatives whose performance is linked to the equity market, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities and derivatives may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

     Certain risks are associated with investing in futures and option contracts and other derivatives. A Fund may experience losses over certain ranges in the market that exceed losses experienced by a Fund that does not use derivatives. There is also a risk that an imperfect correlation may exist between the changes in the market value of the securities held by a Fund and the prices of futures and options on futures. Finally, because options premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put options can be more speculative than investing directly in securities.

     The Fund may engage in hedging transactions to reduce the risks of its exposure to the Nasdaq-100. However, hedging will not necessarily protect the Fund fully against anticipated risks. The Adviser's hedging strategy may not entail employing hedging techniques until index price movements achieve certain levels. During these periods, the Fund will not be hedged and could be adversely affected by index decreases. Moreover, hedging transactions involve costs and risks of their own. If a Fund employs a hedge and the market rises, the Fund may lose money or forego the opportunity to capitalize on market increases. As a result, hedging may not improve the Fund's performance either on an absolute or risk-adjusted basis.

     The Fund is subject to the risk that the Nasdaq-100 may underperform other stock market indices. The Fund is further subject to the risk that the Adviser's hedging strategies may not protect the Fund from downturns in the index. Also, the Fund could fail to meet its investment objective and you could lose money.

PERFORMANCE INFORMATION

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

     This bar chart shows the performance of the Fund's shares for the past calendar year.


[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

     2002             -6.15%

   BEST QUARTER          WORST QUARTER
       2.94%                 -4.96
   (12/31/2002)           (3/31/2002)
                                                                               9

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002, TO THOSE OF THE NASDAQ 100 INDEX.

                                                                    Since
                                      1 Year                   Inception*
--------------------------------------------------------------------------------

Fund Returns Before Taxes             -6.15%                       -3.16%
Fund Returns After Taxes
  on Distributions**                 - 6.15%                       -3.43%
Fund Returns After Taxes on
  Distributions and Sale
  of Fund Shares**                    -3.78%                       -2.65%
Nasdaq 100 Index Returns
  (reflects no deductions
  for fees, expenses, or taxes)      -37.53%                      -31.49%

-------------
 *  Inception date is 7/31/01.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

WHAT IS AN INDEX?


     An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Nasdaq 100 Index is a modified capitalization weighted index that measures the average performance of a broadly diversified group of stocks traded on the Nasdaq Stock Market. It includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market.



--------------------------------------------------------------------------------
                             FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                           ADVISOR CLASS
                                                                              SHARES
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
   Purchases (as a percentage of offering price)....................         None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value).............................         1.00%*
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends and other Distributions
   (as a percentage of offering price)..............................         None
Redemption Fee (as a percentage of amount
   redeemed, if applicable).........................................         None
Exchange Fee........................................................         None**


---------------
  * This sales charge is imposed if you sell Advisor Class shares within one year of your purchase. See "Contingent Deferred Sales Charges" under "Purchasing, Selling, & Exchanging Fund Shares."
 ** A fee of $50 may be charged for each exchange request in excess of six per calendar year.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                                    ADVISOR CLASS
                                                       SHARES
---------------------------------------------------------------------
Investment Advisory Fees............................   1.00%
Distribution and Service (12b-1) Fees...............   1.00%
Other Expenses......................................   8.12%
                                                     -------
Total Annual Fund Operating Expenses................ 10.12%*
Fee Waivers and Expense Reimbursements ............. (7.62)%
                                                     -------
Net Expenses........................................   2.50%

-------------
* The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 2.50% for Advisor Class Shares for a period of one year from the date of this prospectus.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.
     The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

     IF YOU REDEEM SHARES WITHIN ONE YEAR FROM THE DATE OF PURCHASE:

                                1 Year       3 Years     5 Years      10 Years
Advisor Class Shares ..........  $353        $2,223      $3,996        $7,693

     IF YOU DO NOT REDEEM SHARES WITHIN ONE YEAR FROM THE DATE OF PURCHASE:

                                1 Year       3 Years     5 Years      10 Years
Advisor Class Shares ..........  $253        $2,223      $3,996        $7,693

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                                MORE INFORMATION
                             ABOUT RISK (Both Funds)


EQUITY RISK -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

HEDGING RISK -- Hedging is a strategy designed to offset investment risks. Hedging activities include, among other things, the use of options and futures. There are risks associated with hedging activities, including:

o The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities and fluctuations in markets;

o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options;

o There may not be a liquid secondary market for a futures contract or option;
  and

o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

DERIVATIVES RISK -- The Funds may use derivatives to attempt to achieve their investment objectives, while at the same time maintaining liquidity. To collateralize (or cover) these derivatives transactions, the Funds hold cash or U.S. government securities.

FUTURES -- Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade.

OPTIONS -- The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, a Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, a Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

SHORT SALES -- Short sales are transactions in which a Fund sells a security it does not own. To complete a short sale, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund.

TRACKING ERROR RISK -- Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and hedging activities, may affect their ability to achieve correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses. As a result, a Fund, which will have expenses such as taxes, custody, management fees and other operational costs, and brokerage, may not achieve its investment objective of accurately correlating to an index when not engaging in hedging activity.



--------------------------------------------------------------------------------
                     MORE INFORMATION ABOUT FUND INVESTMENTS

     In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information.


     The investments and strategies described in this prospectus are those that each Fund uses under normal conditions. While engaging in hedging activity or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements or short-term obligations that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains. Of course, a Fund cannot guarantee that it will achieve its investment objective.



--------------------------------------------------------------------------------
                               INVESTMENT ADVISER

     The investment adviser makes investment decisions for the Funds and continuously reviews, supervises and administers its Funds' respective investment program.

     The Board of Trustees of The Advisors' Inner Circle Fund supervises the adviser and establishes policies that the adviser must follow in its management activities.

     Toews Corporation (Adviser) serves as the investment adviser to the Funds. As of December 31, 2002, Toews Corporation had approximately $144 million in assets under management. The Adviser is entitled to receive an annual advisory fee of 1.00%, based on each Fund's average daily net assets, but may receive less due to waivers. The Adviser has contractually agreed to waive its fees and reimburse certain Fund expenses to the extent necessary, so that each Fund's total actual annual operating expenses do not exceed 2.50% for Advisor Class shares for a period of one year from the date of the prospectus. For the fiscal year ended October 31, 2002, the Adviser waived the entire amount of its advisory fee for each Fund.

THE INVESTMENT TEAM
     The Funds are managed by a team of investment professionals (based on an analytical model designed by the Adviser). No one person is primarily responsible for making investment recommendations to the team.

--------------------------------------------------------------------------------
                              PURCHASING, SELLING
                                 AND EXCHANGING
                                  FUND SHARES

     This section tells you how to purchase, sell (sometimes called "redeem") and exchange Advisor Class shares of the Funds.

     Advisor Class shares are sold to investors primarily through broker-dealers and financial planners. For information on how to open an account and set up procedures for placing transactions call your financial professional.

HOW TO PURCHASE FUND SHARES


     To purchase shares directly from the Toews Funds, complete and send in the appropriate application. If you need an application or have questions, please call 1-866-77-TOEWS.

     All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Funds do not accept purchases made by credit card check.

     You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by a Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.


     GENERAL INFORMATION. You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the New York Stock Exchange or the Federal Reserve is closed.

     A Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of a Fund or its shareholders and could adversely affect a Fund or its operations. This includes those from any individuals or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

     The price per share (the offering price) will be the net asset value per share (NAV) next determined after a Fund receives your purchase order.

     Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order in proper form before 4:00 p.m. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

     HOW WE CALCULATE NAV. NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


     MINIMUM PURCHASES. To purchase shares for the first time, you must invest in either Fund at least $10,000. Your subsequent investments in any Fund must be made in amounts of at least $50. To purchase shares for an individual retirement account (IRA) or other tax qualified account, you must invest at least $2,000. There is no minimum additional investment for IRAs or other tax qualified accounts. A Fund may accept investments of smaller amounts for either class of shares at the Adviser's discretion.

     SYSTEMATIC INVESTMENT PLAN. If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per month.

HOW TO SELL YOUR FUND SHARES

     If you own your shares directly, you may sell (redeem) your shares on any Business Day by contacting a Fund directly by mail or telephone at 1-866-77-TOEWS (86397).

     If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

     If you would like to sell $100,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

     SYSTEMATIC WITHDRAWAL PLAN. If you have at least $25,000 in your account, you may use the systematic withdrawal plan. Each Fund may accept systematic withdrawal plans for accounts with less than $25,000 at the Adviser's discretion. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

     Systematic withdrawals from IRAs and other tax qualified accounts may have adverse tax consequences. You should consult your tax advisor before redeeming shares from your IRA or other tax qualified account.

     CONTINGENT DEFERRED SALES CHARGES (CDSC). You do not pay a sales charge when you purchase Advisor Class shares. The offering price of Advisor Class shares is simply the next calculated NAV. But if you sell your shares within the first year after your purchase, you will pay a 1.00% CDSC based on your purchase or sale price, whichever is less. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission equal to 1.00% of the purchase price of your investment in connection with your initial purchase. CURRENTLY, ALL INTERMEDIARIES HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO RECEIPT OF THAT INITIAL 1.00% SALES COMMISSION, AND THEREFORE THE FUND WILL WAIVE ANY OTHERWISE APPLICABLE CDSC WHEN YOU REDEEM YOUR ADVISOR CLASS SHARES. The sales charge also does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Advisor Class shares between the Funds.

     The CDSC will be waived if you sell your Advisor Class shares for the following reasons:


o purchase through a financial intermediary that has entered into arrangements with the Distributor to forego transaction-based compensation in connection with the initial purchase;

o to make certain minimum distribution withdrawals from a retirement plan;

o to make systematic withdrawal distributions up to 10% annually of the purchase amount; or

o because of death or disability.

     The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

     RECEIVING YOUR MONEY. Normally, we will send your sale proceeds within seven (7) days after we receive your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

     REDEMPTIONS IN KIND. We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

     INVOLUNTARY SALES OF YOUR SHARES. If your account balance drops below $10,000 because of redemptions ($2,000 in the case of an IRA or other tax qualified account) you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

     SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES. A Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the Funds' Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

     You may exchange Advisor Class shares of any Toews Fund for Advisor Class shares of any other Toews Fund on any Business Day by contacting us directly by mail or telephone. Exchange requests must be received prior to 4:00 p.m., Eastern Time to be processed on the same day.

     You may also exchange shares through your financial institution by mail or telephone.

     You may exchange your shares up to six times during a calendar year at no cost. To avoid excessive short-term trading or market timing activity, which can negatively impact other shareholders, you may be charged a fee of $50 for each additional exchange. Any exchange fees assessed will be retained by the Fund to offset the costs of excessive trading. You will be notified before any fee is charged. The Funds also reserve the right to refuse any exchange request, particularly those that would not be in the best interests of a Fund or its shareholders and could adversely affect a Fund or its operations.

     IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon seven days' notice.

     When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

     TELEPHONE TRANSACTIONS. Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

     Each Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of Advisor Class Shares, and for services provided to Advisor Class shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     Distribution fees, as a percentage of average daily net assets are 1.00% for Advisor Class shares.

     The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

--------------------------------------------------------------------------------
                           DIVIDENDS AND DISTRIBUTIONS


     Each Fund distributes its net investment income quarterly.

     Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

     You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

--------------------------------------------------------------------------------
                                      TAXES


     PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

     Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT.

     MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

--------------------------------------------------------------------------------
                              BENCHMARK INFORMATION


     NASDAQ-100(R): The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R), are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by The Advisors' Inner Circle Fund - Toews Nasdaq-100 Hedged Index Fund. The product(s) have not been passed on by the Corporations as to their legality or suitability. The product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND DISCLAIM ALL WARRANTIES INCLUDING ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE PRODUCT/ INDEX (MEANING THE INDEX, THE PRODUCT(S), THEIR USE, THE RESULTS TO BE OBTAINED FROM THEIR USE, OR ANY DATA INCLUDED THEREIN). THE CORPORATIONS SHALL HAVE NO LIABILITY FOR ANY DAMAGES, CLAIMS, LOSSES, OR EXPENSES WITH RESPECT TO THE PRODUCT/INDEX. THE CORPORATIONS SHALL HAVE NO LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. FOR MORE DETAILS, SEE THE DISCLAIMER IN THE STATEMENT OF ADDITIONAL INFORMATION.

     S&P 500(R): "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks OF ThE McGraw-Hill Companies, Inc. and have been licensed for use by The Advisors' Inner Circle Fund - Toews S&P 500 Hedged Index Fund (the "Fund"). The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

     The table that follows presents performance information about Advisor Class Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal year ended October 31, 2002 has been audited by KPMG LLP, independent auditors of the Fund. The information for prior periods has been audited by a predecessor independent accounting firm. The financial statements and the unqualified opinion of KPMG LLP are included in the annual report of the Fund, which is available upon request by calling the Fund at 1-866-77-TOEWS(86397).

FINANCIAL HIGHLIGHTS
FOR THE PERIODS ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD





                                                 Net
        Net Asset                      Realized and        Distributions                                 Net Asset
            Value             Net         Unrealized            from Net           Distributions             Value
        Beginning      Investment              Gains          Investment           from Realized            End of            Total
        of Period          Income           (Losses)              Income           Capital Gains            Period           Return+
------------------------------------------------------------------------------------------------------------------------------------

TOEWS S&P 500(R) HEDGED INDEX FUND

INVESTOR SHARES
2002(1)   $  9.62           $0.01            $(0.30)             $(0.17)                     $--             $9.16           (3.20)%
2001(2)     10.00            0.03             (0.39)              (0.02)                      --              9.62            (3.56)
ADVISOR SHARES
2002(1)   $  9.61         $(0.08)            $(0.31)             $(0.15)                     $--             $9.07           (4.20)%
2001(2)     10.00            0.01             (0.38)              (0.02)                      --              9.61            (3.71)

TOEWS NASDAQ-100(R)HEDGED INDEX FUND

INVESTOR SHARES
2002(1)   $  8.89         $(0.03)             $ 1.40             $(0.09)                     $--            $10.17            15.46%
2001(2)     10.00            0.03             (1.11)              (0.03)                      --              8.89           (10.85)

ADVISOR SHARES
2002(1)   $  8.87         $(0.12)             $ 1.40             $(0.08)                     $--            $10.07            14.42%
2001(2)     10.00            0.01             (1.12)              (0.02)                      --              8.87           (11.11)

+ Return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

(1) Per share calculations were performed using average shares for the year.

(2) Commenced operations on July 31, 2001. All ratios for the period have been annualized.

Amounts designated as " - " are either $0 or have been rounded to $0.

FINANCIAL HIGHLIGHTS
FOR THE PERIODS ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                               Ratio of              Ratio of
                                                          Ratio of             Expenses        Net Investment
                                                               Net           to Average            Loss to
                                                        Investment           Net Assets             Average
                Net Assets               Ratio of           Income          (Excluding            Net Assets
                    End of            Expenses to           (Loss)              Waivers            (Excluding             Portfolio
                    Period                Average       to Average                  and           Waivers and              Turnover
                     (000)             Net Assets       Net Assets      Reimbursements)       Reimbursements)                  Rate
-----------------------------------------------------------------------------------------------------------------------------------

TOEWS S&P 500(R) HEDGED INDEX FUND

INVESTOR SHARES
2002(1)            $23,583                  1.50%            0.11%                4.97%               (3.36)%             1,991.68%
2001(2)                460                   1.50             1.49                84.21               (81.22)                229.50
ADVISOR SHARES
2002(1)             $7,142                  2.50%          (0.90)%                7.52%               (5.92)%             1,991.68%
2001(2)                196                   2.50             0.34                70.17               (67.33)                229.50

TOEWS NASDAQ-100(R)HEDGED INDEX FUND

INVESTOR SHARES
2002(1)             $9,688                  1.50%          (0.26)%                8.50%               (7.26)%               973.72%
2001(2)                981                   1.50             1.26                37.99               (35.23)                318.12

ADVISOR SHARES
2002(1)             $2,676                  2.50%          (1.26)%               10.12%               (8.88)%               973.72%
2001(2)                222                   2.50           (0.10)                40.86               (38.46)                318.12

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                                   TOEWS FUNDS

INVESTMENT ADVISER
Toews Corporation
1500 Market Street
12th Floor, East Tower
Philadelphia, PA 19102

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

More information about each Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated March 1, 2003, includes detailed information about the Toews Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:
BY TELEPHONE: Call 1-866-77-TOEWS (86397)
BY MAIL:   Write to us:
           Toews Funds
           P.O. Box 446
           Portland, ME 04112


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the Toews Funds, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV. The Trust's Investment Company Act registration number is 811-06400.


   TWS-PS-001-0300

THE ADVISORS' INNER CIRCLE FUND
--------------------------------------------------------------------------------


                                             TOEWS
                                             S&P 500(R)
                                             HEDGED
                                             INDEX FUND

                                             TOEWS
                                             NASDAQ-100(R)
                                             HEDGED
                                             INDEX FUND
                                             -----------------------------------

                                             INVESTOR CLASS SHARES
                                             PROSPECTUS



    Investment Adviser:
     TOEWS CORPORATION

        Prospectus
       MARCH 1, 2003



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
ABOUT THIS PROSPECTUS


     The Toews Funds (Funds) are a separate series of The Advisors' Inner Circle Fund (Trust), a mutual fund family that offers different classes of shares in separate investment portfolios. The Funds have individual investment goals and strategies. This prospectus gives you important information about the Investor Class Shares (shares) of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.
     THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

Toews S&P 500(R) Hedged Index Fund..    4
Toews Nasdaq-100(R) Hedged
   Index Fund.......................    8
More Information About Risk.........   12
More Information About
   Fund Investments.................   13
Investment Adviser..................   13
Purchasing, Selling and
   Exchanging Fund Shares...........   14
Dividends and Distributions.........   16
Taxes...............................   16
Benchmark Information...............   16
Financial Highlights................   17
How to Obtain More Information
   About the Toews Funds...    Back Cover


--------------------------------------------------------------------------------
2

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                                   RISK/RETURN
                                   INFORMATION
                               COMMON TO THE FUNDS

     Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.
     Each Fund has its own investment objective and strategies. The investment managers invest Fund assets in a way that they believe will help a Fund achieve its objective. Still, investing in each Fund involves risk and there is no guarantee that either Fund will achieve its objective. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.
     The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

--------------------------------------------------------------------------------
                                                                               3

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                       TOEWS S&P 500(R) HEDGED INDEX FUND

FUND SUMMARY

INVESTMENT GOAL              Long-term capital appreciation

INVESTMENT FOCUS             U.S. common stocks included in, and derivatives
                             based on, the Standard and Poor's 500(R) Composite
                             Index ("S&P 500")

SHARE PRICE VOLATILITY       Approximately 70% of the volatility of the
                             S&P 500

PRINCIPAL INVESTMENT         Statistical analysis to participate in the
STRATEGY                     performance of the S&P 500 with hedges in
                             place to attempt to lower the risk of loss in declining markets

INVESTOR PROFILE             Investors who seek long term capital appreciation
                             and who are willing to bear the risks of investing in equity securities


INVESTMENT STRATEGY
     Unless the Fund is employing hedging techniques as further described below, it invests substantially all of its net assets (at least 80%) in equity securities of large companies that make up the S&P 500 and derivative instruments that attempt to track the performance of the S&P 500, such as index options and futures contracts, options on futures contracts, swaps, and exchange-traded index securities, such as Standard & Poor's Depositary Receipts. The Fund combines this index-based strategy with the tactical use of hedging techniques to seek returns that provide S&P 500 exposure, and seek to provide protection from downturns in the index. These two disciplines are designed to complement each other in creating a portfolio designed to provide investors with exposure to periods of sustained positive performance of the S&P 500, and protection from periods of negative index performance. When not hedging, the Fund will seek to match the daily performance of the S&P 500. When hedging, the Fund will seek to fully protect its assets from the market performance of the S&P 500. Notwithstanding these strategies, there is no assurance that the Fund's investment performance will equal or exceed that of the S&P 500 and may actually underperform the S&P 500.

     To the extent that the Fund is attempting to track the performance of the S&P 500, the Adviser will either purchase a diversified "basket" of common stocks in a representative sample of the companies in the S&P 500 or use S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to replicate the performance of the S&P 500, without necessarily owning the underlying stocks in the index. Stocks are selected based on the Adviser's analysis of the historical correlation between the return of each individual S&P 500 stock and the return on the S&P 500 itself. Generally, the Fund's industry sector allocations and market cap weightings will closely parallel those of the S&P
500. The Adviser anticipates that the value of S&P 500 derivatives will closely track changes in the value of the index. On a day-to-day basis, the Fund holds substantial amounts of U.S. government securities or cash equivalents to collateralize futures and options contracts.

     Unlike traditional index-based mutual funds, which passively remain invested in S&P 500 stocks or derivatives when the S&P 500 is declining, the Adviser employs a quantitative strategy based on its proprietary Toews Corporation Risk Management System to actively "hedge" (make defensive investments) the Fund in response to unfavorable index price movements.

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4

The Adviser's risk management system focuses on index price movements that historically have been associated with the beginning stages of negative and positive trends in the equity market and measures these indicators against current conditions. The Adviser uses this system to determine the timing and duration of its hedging activity. When employing a hedging strategy, the Adviser invests Fund assets in short-term money market instruments, such as U.S. Treasury and other U.S. government securities, and S&P 500 derivatives designed to protect against downside index performance. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs for the Fund and higher capital gains taxes for taxable investors.

PRINCIPAL RISKS OF INVESTING

     Since it purchases equity securities and derivatives whose performance is linked to the equity market, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities and derivatives may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

     Certain risks are associated with investing in futures and option contracts and other derivatives. A Fund may experience losses over certain ranges in the market that exceed losses experienced by a Fund that does not use derivatives. There is also a risk that an imperfect correlation may exist between the changes in the market value of the securities held by a Fund and the prices of futures and options on futures. Finally, because options premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put options can be more speculative than investing directly in securities.

     The Fund may engage in hedging transactions to reduce the risks of its exposure to the S&P 500. The Adviser's hedging strategy may not entail employing hedging techniques until index price movements achieve certain levels. During these periods, the Fund will not be hedged and could be adversely affected by index decreases. However, hedging will not necessarily protect the Fund fully against anticipated risks. Moreover, hedging transactions involve costs and risks of their own. If the Fund employs a hedge and the market rises, the Fund may lose money or forego the opportunity to capitalize on market increases. As a result, hedging may not improve the Fund's performance on an absolute or risk-adjusted basis.

     The Fund is subject to the risk that the S&P 500 may underperform other stock market indices. The Fund is further subject to the risk that the Adviser's hedging strategies may not protect the Fund from downturns in the index. Also, the Fund could fail to meet its investment objective and you could lose money.

PERFORMANCE INFORMATION

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


     This bar chart shows the performance of the Fund's shares for the past calendar year.




     [bar chart omitted, plot point follows]



     2002          -11.79%


             BEST QUARTER                      WORST QUARTER
                 0.00%                            -5.56%
              (6/30/2002)                      (12/31/2002)


--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002, TO THOSE OF THE S&P 500 INDEX.

                                                                        Since
                                          1 Year                   Inception*
--------------------------------------------------------------------------------

Fund Returns Before Taxes                -11.79%                       -7.18%
Fund Returns After Taxes
  on Distributions**                     -11.79%                       -7.66%
Fund Returns After Taxes on
  Distributions and Sale
  of Fund Shares**                        -7.24%                       -5.92%
S&P 500 Index Returns
  (reflects no deductions
  for fees, expenses, or taxes)          -22.10%                      -18.92%
---------------
 * Inception date is 7/31/01.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

WHAT IS AN INDEX?

     An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

--------------------------------------------------------------------------------
                             FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

 SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                   INVESTOR CLASS
                                                       SHARES
                                              -----------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as a
   percentage of offering price) ....................    None
Maximum Deferred Sales Charge
   (Load) (as a percentage of
   net asset value) .................................    None
Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends
   and other Distributions (as a
   percentage of offering price) ....................    None
Redemption Fee (as a percentage of
   amount redeemed, if applicable) ..................    None
Exchange Fee ........................................    None*
------------
** A fee of $50 may be charged for each exchange request in excess of six per calendar year.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                                           INVESTOR CLASS
                                                               SHARES
                                                       -------------------------
Investment Advisory Fees ............................           1.00%
Distribution and Service (12b-1) Fees ...............            None
Other Expenses ......................................           3.97%
                                                               ------
Total Annual Fund Operating Expenses ................           4.97%*
Fee Waivers and Expense Reimbursements ..............          (3.47)%
                                                               ------
Net Expenses ........................................           1.50%
-----------------
* The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.50% for Investor Class Shares for a period of one year from the date of this prospectus.

For more information about these fees, see "Investment Adviser".

--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------
EXAMPLE
     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.
     The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                          1 Year       3 Years         5 Years      10 Years
Investor Class Shares ...  $153        $1,182          $2,211        $4,788


--------------------------------------------------------------------------------
                                                                               7

--------------------------------------------------------------------------------
                     TOEWS Nasdaq-100(R) HEDGED INDEX FUND

FUND SUMMARY

INVESTMENT GOAL              Long-term capital appreciation

INVESTMENT FOCUS             U.S. common stocks included in and derivatives
                             based on the Nasdaq-100(R) Index ("Nasdaq-100")

SHARE PRICE VOLATILITY       Approximately 50% to 60% of the volatility
                             of the Nasdaq-100

PRINCIPAL INVESTMENT         Statistical analysis to participate in the
   STRATEGY                  performance of the Nasdaq-100 with hedges in place
                             to attempt to lower the risk of loss in declining markets

INVESTOR PROFILE             Investors who seek long term capital appreciation
                             and who are willing to bear the risks of investing in equity securities

INVESTMENT STRATEGY

     Unless the Fund is employing hedging techniques as further described below, it invests substantially all of its net assets (at least 80%) in equity securities of large companies that make up the Nasdaq-100 and derivative instruments that attempt to track the performance of the Nasdaq-100, such as index options and futures contracts, options on futures contracts, swaps, and exchange-traded index securities, such as Nasdaq-100 Trust, Series 1 (Cubes). The Fund combines this index-based strategy with the tactical use of hedging techniques to seek returns that provide Nasdaq-100 exposure, and seek to provide protection from downturns in the index. These two disciplines are designed to complement each other in creating a portfolio designed to provide investors with exposure to periods of sustained positive performance of the Nasdaq-100, and protection from periods of negative index performance. When not hedging, the Fund will seek to match the daily performance of the Nasdaq-100. When hedging, the Fund will seek to fully protect its assets from the market performance of the Nasdaq-100. Notwithstanding these strategies, there is no assurance that the Fund's investment performance will equal or exceed that of the Nasdaq-100 and may actually underperform the Nasdaq-100.

     To the extent that the Fund is attempting to track the performance of the Nasdaq-100, the Adviser will either purchase a diversified "basket" of common stocks in a representative sample of the companies in the Nasdaq-100 or use Nasdaq-100 derivatives in addition to or in place of Nasdaq-100 stocks to attempt to replicate the performance of the Nasdaq-100, without necessarily owning the underlying stocks in the index. Stocks are selected based on the Adviser's analysis of the historical correlation between the return of each individual Nasdaq-100 stock and the return on the Nasdaq-100 itself. Generally, the Fund's industry sector allocations and market cap weightings will closely parallel those of the Nasdaq-100. The Adviser anticipates that the value of Nasdaq-100 derivatives will closely track changes in the value of the index. On a day-to-day basis, the Fund may hold substantial amounts of U.S. government securities or cash equivalents to collateralize futures and options contracts.

     Unlike traditional index-based mutual funds, which passively remain invested in Nasdaq-100 stocks or derivatives when the Nasdaq-100 is declining, the Adviser employs a quantitative strategy based on its proprietary Toews Corporation Risk Management System to actively "hedge" (make defensive investments) the Fund in response to unfavorable index price movements.

--------------------------------------------------------------------------------
8

The Adviser's risk management system focuses on index price movements that historically have been associated with the beginning stages of negative and positive trends in the equity market and measures these indicators against current conditions. The Adviser uses this system to determine the timing and duration of its hedging activity. When employing a hedging strategy, the Adviser invests Fund assets in short-term money market instruments, such as U.S. Treasury and other U.S. government securities, and Nasdaq-100 derivatives designed to protect against downside index performance. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs for the Fund and higher capital gains taxes for taxable investors.

PRINCIPAL RISKS OF INVESTING

     Since it purchases equity securities and derivatives whose performance is linked to the equity market, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities and derivatives may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

     Certain risks are associated with investing in futures and option contracts and other derivatives. A Fund may experience losses over certain ranges in the market that exceed losses experienced by a Fund that does not use derivatives. There is also a risk that an imperfect correlation may exist between the changes in the market value of the securities held by a Fund and the prices of futures and options on futures. Finally, because options premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put options can be more speculative than investing directly in securities.

      The Fund may engage in hedging transactions to reduce the risks of its exposure to the Nasdaq-100. However, hedging will not necessarily protect the Fund fully against anticipated risks. The Adviser's hedging strategy may not entail employing hedging techniques until index price movements achieve certain levels. During these periods, the Fund will not be hedged and could be adversely affected by index decreases. Moreover, hedging transactions involve costs and risks of their own. If a Fund employs a hedge and the market rises, the Fund may lose money or forego the opportunity to capitalize on market increases. As a result, hedging may not improve the Fund's performance either on an absolute or risk-adjusted basis.

     The Fund is subject to the risk that the Nasdaq-100 may underperform other stock market indices. The Fund is further subject to the risk that the Adviser's hedging strategies may not protect the Fund from downturns in the index. Also, the Fund could fail to meet its investment objective and you could lose money.

PERFORMANCE INFORMATION

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


     This bar chart shows the performance of the Fund's shares for the past calendar year.




     2002         -5.25%


                     BEST QUARTER             WORST QUARTER
                         3.24%                    -4.75%
                     (12/31/2002)              (3/31/2002)

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002, TO THOSE OF THE NASDAQ 100 INDEX.

                                                               Since
                                       1 Year               Inception*
--------------------------------------------------------------------------------

Fund Returns Before Taxes              -5.25%                 -2.22%
Fund Return After Taxes
  on Distributions**                   -5.25%                 -2.55%
Fund Returns After Taxes on
  Distributions and Sale
  of Fund Shares**                     -3.22%                 -1.93%
Nasdaq 100 Index Return
  (reflects no deduction
  for fees, expenses, or taxes)       -37.53%                -31.49%
--------------------
 * Inception date is 7/31/01.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

WHAT IS AN INDEX?


     An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Nasdaq 100 Index is a modified capitalization weighted index that measures the average performance of a broadly diversified group of stocks traded on the Nasdaq Stock Market. It includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market.

--------------------------------------------------------------------------------
                             FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                           INVESTOR CLASS
                                                               SHARES
                                                     ---------------------------
Maximum Sales Charge (Load) Imposed on
   Purchases (as a percentage of
   offering price) ..........................................    None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value) .....................    None
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends and other Distributions
   (as a percentage of offering price) ......................    None
Redemption Fee (as a percentage of amount
   redeemed, if applicable) .................................    None
Exchange Fee ................................................    None*
------------
** A fee of $50 may be charged for each exchange request in excess of six per calendar year.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                             INVESTOR CLASS
                                                 SHARES
                                         -----------------------
Investment Advisory Fees ...............          1.00%
Distribution and Service (12b-1) Fees ..           None
Other Expenses                                    7.50%
                                                 ------
Total Annual Fund Operating Expenses ...          8.50%*
Fee Waivers and Expense Reimbursements .         (7.00)%
                                                 ------
Net Expenses ..........................           1.50%

------------
* The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.50% for Investor Class Shares for a period of one year from the date of this prospectus.

For more information about these fees, see "Investment Adviser".


--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------
EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.
     The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                1 Year       3 Years     5 Years      10 Years
Investor Class Shares......      $153        $1,851      $3,433        $6,927


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                                                                              11

--------------------------------------------------------------------------------
                                MORE INFORMATION
                             ABOUT RISK (Both Funds)

EQUITY RISK -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

HEDGING RISK -- Hedging is a strategy designed to offset investment risks. Hedging activities include, among other things, the use of options and futures. There are risks associated with hedging activities, including:

o The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities and fluctuations in markets;
o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options;
o There may not be a liquid secondary market for a futures contract or option;
  and
o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

DERIVATIVES RISK -- The Funds may use derivatives to attempt to achieve their investment objectives, while at the same time maintaining liquidity. To collateralize (or cover) these derivatives transactions, the Funds hold cash or U.S. government securities.

FUTURES -- Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
     The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade.

OPTIONS -- The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, a Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, a Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.
     Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.


--------------------------------------------------------------------------------
12

SHORT SALES -- Short sales are transactions in which a Fund sells a security it does not own. To complete a short sale, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund.

TRACKING ERROR RISK -- Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and hedging activities, may affect their ability to achieve correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses. As a result, a Fund, which will have expenses such as taxes, custody, management fees and other operational costs, and brokerage, may not achieve its investment objective of accurately correlating to an index when not engaging in hedging activity.



--------------------------------------------------------------------------------
                                MORE INFORMATION
                                   ABOUT FUND
                                   INVESTMENTS


     In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information.

     The investments and strategies described in this prospectus are those that each Fund uses under normal conditions. While engaging in hedging activity or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements or short-term obligations that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains. Of course, a Fund cannot guarantee that it will achieve its investment goal.

--------------------------------------------------------------------------------

                               INVESTMENT ADVISER

     The investment adviser makes investment decisions for the Funds and continuously reviews, supervises and administers its Funds' respective investment program.

     The Board of Trustees of The Advisors' Inner Circle Fund supervises the adviser and establishes policies that the adviser must follow in its management activities.

     Toews Corporation (Adviser) serves as the investment adviser to the Funds. As of December 31, 2002, Toews Corporation had approximately $144 million in assets under management. The Adviser is entitled to receive an annual advisory fee of 1.00%, based on each Fund's average daily net assets, but may receive less due to waivers. The Adviser has contractually agreed to waive its fees and reimburse certain Fund expenses to the extent necessary, so each Funds' total actual annual operating expenses do not exceed 1.50% for Investor Class shares for a period of one year from the date of the prospectus. For the fiscal year ended October 31, 2002, the Adviser waived the entire amount of its advisory fee for each Fund.

THE INVESTMENT TEAM

     The Funds are managed by a team of investment professionals (based on an analytical model designed by the Adviser). No one person is primarily responsible for making investment recommendations to the team.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       PURCHASING, SELLING AND EXCHANGING
                                   FUND SHARES


     This section tells you how to purchase, sell (sometimes called "redeem") and exchange Investor Class shares of the Funds.

     Investor Class shares are available directly through the Funds and are primarily for individuals investing through registered investment advisers or financial institutions investing for their own or their customers' accounts. For information on how to open an account and set up procedures for placing transactions call your financial professional.

HOW TO PURCHASE FUND SHARES


     To purchase shares directly from the Toews Funds, complete and send in the appropriate application. If you need an application or have questions, please call 1-866-77-TOEWS.

     All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by credit card check.

     You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by a Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.


     GENERAL INFORMATION. You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the New York Stock Exchange or the Federal Reserve is closed.

     A Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of a Fund or its shareholders and could adversely affect a Fund or its operations. This includes those from any individuals or group who, in the Fund's view, are likely to engage in excessive trading (defined as more than six transactions out of the Fund within a calendar year).

     The price per share (the offering price) will be the net asset value per share (NAV) next determined after a Fund receives your purchase order.

     Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order in proper form before 4:00 p.m. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

     HOW WE CALCULATE NAV. NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

     In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

     MINIMUM PURCHASES. To purchase shares for the first time, you must invest in either Fund at least $10,000. Your subsequent investments in any Fund must be made in amounts of at least $50. To purchase shares for an individual retirement account (IRA) or other tax qualified account, you must invest at least $2,000. There is no minimum additional investment for IRAs or other tax qualified accounts. A Fund may accept investments of smaller


--------------------------------------------------------------------------------
14
amounts for either class of shares at the Adviser's discretion.

     SYSTEMATIC INVESTMENT PLAN. If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per month.

HOW TO SELL YOUR FUND SHARES

     If you own your shares directly, you may sell (redeem) your shares on any Business Day by contacting a Fund directly by mail or telephone at 1-866-77-TOEWS (86397).

     If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

     If you would like to sell $100,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

     SYSTEMATIC WITHDRAWAL PLAN. If you have at least $25,000 in your account, you may use the systematic withdrawal plan. Each Fund may accept systematic withdrawal plans for accounts with less than $25,000 at the Adviser's discretion. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

     Systematic withdrawals from IRAs and other tax qualified accounts may have adverse tax consequences. You should consult your tax advisor before redeeming shares from your IRA or other tax qualified account

     RECEIVING YOUR MONEY. Normally, we will send your sale proceeds within seven (7) days after we receive your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

     REDEMPTIONS IN KIND. We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

     INVOLUNTARY SALES OF YOUR SHARES. If your account balance drops below $10,000 because of redemptions ($2,000 in the case of an IRA or other tax qualified account) you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

     SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES. A Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

     You may exchange Investor Class shares of any Toews Fund for Investor Class shares of any other Toews Fund on any Business Day by contacting us directly by mail or telephone. Exchange requests must be received prior to 4:00 p.m., Eastern Time, to be processed on the same day.

     You may also exchange shares through your financial institution by mail or telephone.

     You may exchange your shares up to six times during a calendar year at no cost. To avoid excessive short-term trading or market timing activity, which can negatively impact other shareholders, you may be charged a fee of $50 for each additional exchange. Any exchange fees


--------------------------------------------------------------------------------
                                                                              15
assessed will be retained by the Fund to offset the costs of excessive trading. You will be notified before any fee is charged. The Funds also reserve the right to refuse any exchange request, particularly those that would not be in the best interests of a Fund or its shareholders and could adversely affect a Fund or its operations.

     IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon seven days' notice.

     When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

     TELEPHONE TRANSACTIONS. Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

--------------------------------------------------------------------------------

                                  DIVIDENDS AND
                                  DISTRIBUTIONS


     Each Fund distributes its net investment income quarterly.

     Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

     You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

--------------------------------------------------------------------------------

                                     TAXES


     PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

     Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT.

     MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

--------------------------------------------------------------------------------

                                    BENCHMARK
                                   INFORMATION


     NASDAQ-100(R): The-100(R): The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq, are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the CORPORATIONS) and are licensed for use by The Advisors' Inner Circle Fund - Toews Nasdaq-100 Hedged Index Fund. The product(s) have not been passed on by the Corporations as to their legality or suitability. The product(s) are not


--------------------------------------------------------------------------------
16
issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS
MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND DISCLAIM ALL WARRANTIES INCLUDING ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE PRODUCT/INDEX (MEANING THE INDEX, THE PRODUCT(S), THEIR USE, THE RESULTS TO BE OBTAINED FROM THEIR USE, OR ANY DATA INCLUDED THEREIN). THE CORPORATIONS SHALL HAVE NO LIABILITY FOR ANY DAMAGES, CLAIMS, LOSSES, OR EXPENSES WITH RESPECT TO THE PRODUCT/ INDEX. THE CORPORATIONS SHALL HAVE NO LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. FOR MORE DETAILS, SEE THE DISCLAIMER IN THE STATEMENT OF ADDITIONAL INFORMATION.

     S&P 500(R): "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Advisors' Inner Circle Fund - Toews S&P 500 Hedged Index Fund (the "Fund"). The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.



--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

     The table that follows presents performance information about Investor Class Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal year ended October 31, 2002 has been audited by KPMG LLP, independent auditors of the Fund. The information for prior periods has been audited by a predecessor independent accounting firm. The financial statements and the unqualified opinion of KPMG LLP are included in the annual report of the Fund, which is available upon request by calling the Fund at 1-866-77-TOEWS(86397).

--------------------------------------------------------------------------------
                                                                              17

FINANCIAL HIGHLIGHTS
FOR THE PERIODS ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD





                                              Net
            Net Asset                    Realized and      Distributions                        Net Asset
              Value            Net        Unrealized         from Net      Distributions         Value
            Beginning      Investment        Gains          Investment     from Realized         End of           Total
            of Period        Income        (Losses)           Income       Capital Gains         Period          Return+
--------------------------------------------------------------------------------------------------------------------------
TOEWS S&P 500(R) HEDGED INDEX FUND
INVESTOR SHARES
2002(1)       $9.62           $0.01         $(0.30)          $(0.17)              $--             $9.16          (3.20)%
2001(2)       10.00            0.03          (0.39)           (0.02)               --              9.62          (3.56)
ADVISOR SHARES
2002(1)       $9.61          $(0.08)        $(0.31)          $(0.15)              $--             $9.07          (4.20)%
2001(2)       10.00            0.01          (0.38)           (0.02)               --              9.61          (3.71)
TOEWS NASDAQ-100(R)HEDGED INDEX FUND
INVESTOR SHARES
2002(1)       $8.89          $(0.03)         $1.40           $(0.09)              $--            $10.17          15.46%
2001(2)       10.00            0.03          (1.11)           (0.03)               --              8.89         (10.85)
ADVISOR SHARES
2002(1)       $8.87          $(0.12)         $1.40           $(0.08)              $--            $10.07          14.42%
2001(2)       10.00            0.01          (1.12)           (0.02)               --              8.87         (11.11)




                                                                       Ratio of          Ratio of
                                                                       Expenses       Net Investment
                                                 Ratio of             to Average          Loss to
                                                    Net               Net Assets          Average
           Net Assets          Ratio of         Investment            (Excluding         Net Assets
             End of          Expenses to       Income (Loss)            Waivers          (Excluding           Portfolio
             Period            Average          to Average                and            Waivers and          Turnover
              (000)           Net Assets         Net Assets         Reimbursements)    Reimbursements)           Rate
--------------------------------------------------------------------------------------------------------------------------
TOEWS S&P 500(R) HEDGED INDEX FUND
INVESTOR SHARES
2002(1)     $23,583              1.50%              0.11%                4.97%              (3.36)%            1,991.68%
2001(2)         460              1.50               1.49                84.21              (81.22)               229.50
ADVISOR SHARES
2002(1)      $7,142              2.50%             (0.90)%               7.52%              (5.92)%            1,991.68%
2001(2)         196              2.50               0.34                70.17              (67.33)               229.50
TOEWS NASDAQ-100(R)HEDGED INDEX FUND
INVESTOR SHARES
2002(1)      $9,688              1.50%             (0.26)%               8.50%              (7.26)%              973.72%
2001(2)         981              1.50               1.26                37.99              (35.23)               318.12
ADVISOR SHARES
2002(1)      $2,676              2.50%             (1.26)%              10.12%              (8.88)%              973.72%
2001(2)         222              2.50              (0.10)               40.86              (38.46)               318.12


+ Return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
(1) Per share calculations were performed using average shares for the year.

(2) Commenced operations on July 31, 2001. All ratios for the period have been annualized. Amounts designated as " - " are either $0 or have been rounded to $0.


--------------------------------------------------------------------------------
18 & 19

--------------------------------------------------------------------------------

                                   TOEWS FUNDS




INVESTMENT ADVISER
Toews Corporation
1500 Market Street
12th Floor, East Tower
Philadelphia, PA 19102

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP


More information about each Fund is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated March 1, 2003, includes detailed information about the Toews Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:
BY TELEPHONE:   Call 1-866-77-TOEWS (86397)
BY MAIL:        Write to us:
                Toews Funds
                P.O. Box 446
                Portland, ME 04112

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the Toews Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Trust's Investment Company Act registration number is 811-06400.



TWS-PS-002-0300

                                                                 MARCH 1, 2003


[LOGO OMITTED]

                                                    THE TS&W PORTFOLIOS
                                                         PROSPECTUS

                                              THE ADVISORS' INNER CIRCLE FUND

[]  TS&W EQUITY PORTFOLIO
[]  TS&W FIXED INCOME PORTFOLIO
[]  TS&W INTERNATIONAL EQUITY PORTFOLIO




Investment Adviser:


Thompson, Siegel & Walmsley, Inc.



  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of
                   this prospectus. Any representation to the
                         contrary is a criminal offense.

TABLE OF CONTENTS


TS&W EQUITY PORTFOLIO...............................................   1

    WHAT IS THE FUND'S INVESTMENT OBJECTIVE? .......................   1
    WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? ...........   1
    WHAT ARE THE FUND'S PRINCIPAL RISKS? ...........................   2
    HOW HAS THE FUND PERFORMED? ....................................   2
    WHAT ARE THE FUND'S FEES AND EXPENSES? .........................   4

TS&W FIXED INCOME PORTFOLIO.........................................   5

    WHAT IS THE FUND'S INVESTMENT OBJECTIVE? .......................   5
    WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? ...........   5
    WHAT ARE THE FUND'S PRINCIPAL RISKS? ...........................   6
    HOW HAS THE FUND PERFORMED? ....................................   7
    WHAT ARE THE FUND'S FEES AND EXPENSES? .........................   8

TS&W INTERNATIONAL EQUITY PORTFOLIO.................................  10


    WHAT IS THE FUND'S INVESTMENT OBJECTIVE? .......................  10
    WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? ...........  10
    WHAT ARE THE FUND'S PRINCIPAL RISKS? ...........................  10
    HOW HAS THE FUND PERFORMED? ....................................  11
    WHAT ARE THE FUND'S FEES AND EXPENSES? .........................  13

INVESTING WITH THE FUNDS............................................  14

    BUYING SHARES ..................................................  14
    REDEEMING SHARES ...............................................  15
    EXCHANGING SHARES ..............................................  16
    TRANSACTION POLICIES ...........................................  16
    ACCOUNT POLICIES ...............................................  19

ADDITIONAL INFORMATION ABOUT THE FUNDS..............................  21

    OTHER INVESTMENT PRACTICES AND STRATEGIES ......................  21
    INVESTMENT MANAGEMENT ..........................................  22
    SHAREHOLDER SERVICING ARRANGEMENTS .............................  23

FINANCIAL HIGHLIGHTS................................................  24

    EQUITY PORTFOLIO ...............................................  24
    FIXED INCOME PORTFOLIO .........................................  25
    INTERNATIONAL EQUITY PORTFOLIO .................................  26

  TS&W EQUITY PORTFOLIO


WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
--------------------------------------------------------------------------------

     The Equity Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies. The fund may change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------


     The Equity Portfolio normally seeks to achieve its goal by investing at least 80% of its net assets in a diversified portfolio of common stocks of companies that are relatively large in terms of revenues and assets, and a market capitalization that exceeds $2.5 billion at time of purchase. Although the fund will primarily draw its holdings from larger, more seasoned or established companies, it may also invest in companies of varying size as measured by assets, sales or capitalization. The fund will emphasize common stocks, but may also invest in other types of equity securities.


     The adviser pursues a relative value-oriented philosophy and attempts to be risk averse believing that preserving capital in weak market environments should lead to above-average returns over the long run. Typically, the adviser prefers to invest in companies that possess above-average financial characteristics in terms of balance sheet strength and profitability measures and yet have a ratio of price-to-earnings, price-to-yield, price-to-sales, or price-to-book value that is below the long-term average for that company.

     The adviser's stock selection process combines an economic top-down approach with valuation and fundamental analysis. The adviser looks for areas of the economy that it expects to have above-average earnings growth and stability over the next one to five years by analyzing the economy and historical corporate earnings trends. Through valuation analysis, the adviser seeks undervalued sectors, industries and companies in the market. In conducting its assessment, the adviser uses tools and measures such as a dividend discount model, relative value screens, price/earnings ratios, price-to-book ratios and dividend yields. Fundamental analysis is performed on industries and companies to verify their potential attractiveness for investment. The adviser invests in stocks of companies that it expects will benefit from economic trends and that are attractively valued relative to their fundamentals and other companies in the market.

     The adviser typically sells securities when economic, valuation and fundamental criteria are no longer met; more attractive alternatives are found; or reduced risk returns from cash equivalents appear to be more attractive.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

     Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of the company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the fund's share price may suffer. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------


     Effective June 24, 2002, the fund became the successor to a separate mutual fund, the UAM Funds, Inc. TS&W Equity Portfolio (the "Predecessor Equity Fund"). The Predecessor Equity Fund was managed by the same employees of the adviser who currently manage the fund, had identical investment objectives and strategies and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Equity Fund for periods prior to June 24, 2002.

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund and Predecessor Equity Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.


CALENDAR YEAR RETURNS

  [BAR CHART OMITTED, PLOT POINTS FOLLOWS]

  1993                        12.81%
  1994                        -0.60%
  1995                        26.33%
  1996                        21.32%
  1997                        25.98%
  1998                         7.24%
  1999                        11.18%
  2000                         2.53%
  2001                        -0.88%
  2002                       -25.64%





     During the periods shown in the chart for the fund and Predecessor Equity Fund, the highest return for a quarter was 14.43% (quarter ending 6/30/97) and the lowest return for a quarter was -23.08% (quarter ending 9/30/02).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

     The average annual return table compares average annual returns of the fund and Predecessor Equity Fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

                                              1 Year      5 Years     10 Years
--------------------------------------------------------------------------------
      Average Annual Return Before Taxes     -25.64%       -2.07%        6.91%
--------------------------------------------------------------------------------
      Average Annual Return After Taxes
        on Distributions*                    -25.86%       -4.13%        4.17%
--------------------------------------------------------------------------------
      Average Annual Return After Taxes
        on Distributions and Sale
        of Fund Shares*                      -15.73%       -1.92%        4.75%
--------------------------------------------------------------------------------
      S&P 500 Composite Index# (reflects
        no deduction for fees,
        expenses or taxes)                   -22.10%       -0.58%        9.34%

     * After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     # An unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other TS&W Portfolios.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

     The fund's annual operating expenses are deducted from the fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.


      Management Fee                                                       0.75%
--------------------------------------------------------------------------------
      Other Expenses*                                                      0.47%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                 1.22%

     * Other Expenses include amounts related to an expense offset arrangement the Predecessor Equity Fund had that reduced its custodial fee based on the amount of cash maintained with its custodian. Because this expense offset arrangement does not apply to the fund, the fund's Other Expenses may be higher than those presented in the table above. Further, the adviser may enter into arrangements with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a portion of the fund's brokerage business. As a result of these arrangements, the fund's expenses generally may be reduced.


EXAMPLE

     This example can help you to compare the cost of investing in this fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      1 Year            3 Years               5 Years                10 Years
--------------------------------------------------------------------------------
       $124               $387                  $670                  $1,477

TS&W FIXED INCOME PORTFOLIO


WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
--------------------------------------------------------------------------------

     The Fixed Income Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities. The fund may change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The Fixed Income Portfolio normally seeks to achieve its goal by investing at least 80% of its assets in a diversified mix of investment-grade debt securities. Although the fund currently intends to limit its investments to investment-grade securities, it may invest up to 20% of its total assets in debt securities rated below investment-grade (junk bonds), preferred stocks and convertible securities, which have debt characteristics.

     The adviser expects to actively manage the fund to meet its investment objectives. The adviser attempts to be risk averse, believing that preserving principal in periods of rising interest rates should lead to above-average returns over the long run.

     The adviser will structure the fund based largely on its assessment of:

     o Current economic conditions and trends;
     o The Federal Reserve Board's management of monetary policy;
     o Fiscal policy;
     o Inflation expectations;
     o Government and private credit demands; and
     o Global conditions.


     Once the adviser has carefully analyzed these factors it will formulate an outlook for the direction of interest rates and will adjust the maturity and/or duration of the fund accordingly. The adviser expects the weighted maturity of the fund to range from four to nine years and its duration to range from three to seven years.


     In addition, the adviser tries to emphasize relative values and interest rate spreads within selected maturity ranges, credit qualities and coupons; and the liquidity and marketability of individual issues and diversification within the fund.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the fund to reinvest the money at a lower interest rate.

     The concept of duration is useful in assessing the sensitivity of a fixed-income fund to interest rate movements, which are the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

     Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier or after the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

     The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay
                                        6
     interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

     High yield bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------


     Effective June 24, 2002, the fund became the successor to a separate mutual fund, the UAM Funds, Inc. TS&W Fixed Income Portfolio (the "Predecessor Fixed Income Fund"). The Predecessor Fixed Income Fund was managed by the same employees of the adviser who currently manage the fund, had identical investment objectives and strategies and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Fixed Income Fund for periods prior to June 24, 2002.

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund and Predecessor Fixed Income Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.


CALENDAR YEAR RETURNS



     [BAR CHART OMITTED, PLOT POINTS FOLLOWS]



     1993                     9.59%

     1994                    -4.23%

     1995                    17.13%

     1996                     2.29%

     1997                     9.24%

     1998                     8.93%

     1999                    -2.75%

     2000                    10.58%

     2001                     6.00%

     2002                     9.73%




     During the periods shown in the chart for the fund and Predecessor Fixed Income Fund, the highest return for a quarter was 5.91% (quarter ending 6/30/95) and the lowest return for a quarter was -3.29% (quarter ending 3/31/94).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

     The average annual return table compares average annual returns of the fund and Predecessor Fixed Income Fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

                                             1 Year    5 Years    10 Years
--------------------------------------------------------------------------------
      Average Annual Return Before Taxes      9.73%      6.38%       6.47%
--------------------------------------------------------------------------------
      Average Annual Return After Taxes
        on Distributions*                     7.39%      3.98%       4.15%
--------------------------------------------------------------------------------
      Average Annual Return After Taxes
        on Distributions and Sale
        of Fund Shares*                       6.22%      3.92%       4.04%
--------------------------------------------------------------------------------
      Lehman Brothers Government/
        Credit Bond Index# (reflects no
        deduction for fees, expenses
        or taxes)                            11.02%      7.61%       7.61%

      * After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

      # An unmanaged fixed income market value-weighted index that combines the Government and Credit Bond Indices, including U.S. government treasury securities, corporate and yankee bonds.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other TS&W Portfolios.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

     The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.


      Management Fee                                                       0.45%
--------------------------------------------------------------------------------
      Other Expenses*                                                      0.58%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                 1.03%

     * Other Expenses include amounts related to an expense offset arrangement the Predecessor Fixed Income Fund had that reduced its custodial fee based on the amount of cash maintained with its custodian. Because this expense offset arrangement does not apply to the fund, the fund's Other Expenses may be higher than those presented in the table above.


EXAMPLE

     This example can help you to compare the cost of investing in this fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


    1 Year                 3 Years               5 Years                10 Years
--------------------------------------------------------------------------------
     $105                   $328                   $569                  $1,259

TS&W INTERNATIONAL EQUITY PORTFOLIO


WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
--------------------------------------------------------------------------------

     The International Equity Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers on a worldwide basis. The fund may change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The International Equity Portfolio normally seeks to achieve its goal by investing primarily (at least 80% of its net assets) in equity securities of foreign companies representing at least three countries other than the United States and currently intends to invest in at least 12 countries other than the United States. The adviser will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.

     Generally, the fund will invest in equity securities of established companies listed on foreign securities exchanges, but it may also invest in securities traded over-the-counter. Although the fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying size as measured by assets, sales or capitalization. The fund will invest primarily in securities of companies domiciled in developed countries, but may also invest in developing countries. The fund seeks to invest in companies the adviser believes will benefit from global trends, promising business or product developments. The adviser also looks for specific country opportunities resulting from changing economic, social and political trends. In selecting securities, the adviser stresses economic analysis, fundamental security analysis and valuation analysis. It is expected that investments will be diversified throughout the world and within markets to minimize specific country and currency risks.

     The adviser sells securities when the security no longer meets the adviser's economic, valuation and fundamental criteria; or it finds more attractive alternatives.


WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------


     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

     When the fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although American Depository Receipts (ADRs) and European Depository Receipts (EDRs) are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.


HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

     Effective June 24, 2002, the fund became the successor to a separate mutual fund, the UAM Funds Inc. TS&W International Equity Portfolio (the "Predecessor International Equity Fund"). The Predecessor International Equity Fund was managed by the same employees of the adviser who currently manage the fund, had identical investment objectives and strategies and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor International Equity Fund for periods prior to June 24, 2002.

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund and Predecessor International Equity Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.

CALENDAR YEAR RETURNS



     1993                  32.71%

     1994                  -0.78%

     1995                   7.21%

     1996                  10.66%

     1997                   2.45%

     1998                   8.26%

     1999                  59.06%

     2000                 -15.17%

     2001                 -21.75%

     2002                 -20.79%




     During the periods shown in the chart for the fund and Predecessor International Equity Fund, the highest return for a quarter was 27.73% (quarter ending 12/31/99) and the lowest return for a quarter was -21.31% (quarter ending 9/30/02).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

     The average annual return table compares average annual returns of the fund and Predecessor International Equity Fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

                                                1 Year    5 Years   10 Years
--------------------------------------------------------------------------------
      Average Annual Return Before Taxes       -20.79%     -1.97%      3.78%
--------------------------------------------------------------------------------
      Average Annual Return After Taxes
        on Distributions*                      -20.68%     -3.11%      2.95%
--------------------------------------------------------------------------------
      Average Annual Return After Taxes
        on Distributions and Sale
        of Fund Shares*                        -12.59%     -0.82%      3.50%
--------------------------------------------------------------------------------
      Morgan Stanley Capital International
        EAFE Index# (reflects no deduction
        for fees, expenses or taxes)           -15.94%     -2.89%      4.01%

      * After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

      # An index that shows arithmetic, market value--weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than ninety days. For more information, see "Redemption Fee" in the section on "Transaction Policies."


                                                             TS&W International
      Shareholder Transaction Fees                            Equity Portfolio
--------------------------------------------------------------------------------
      Redemption Fee (as a percentage of amount redeemed)           1.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

     The fund's annual operating expenses are deducted from the assets of the fund. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.


      Management Fee                                                       1.00%
--------------------------------------------------------------------------------
      Other Expenses*                                                      0.45%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                 1.45%

     * Other Expenses include amounts related to an expense offset arrangement the Predecessor International Equity Fund had that reduced its custodial fee based on the amount of cash maintained with its custodian. Because this expense offset arrangement does not apply to the fund, the fund's Other Expenses may be higher than those presented in the table above. Further, the adviser may enter into arrangements with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a portion of the fund's brokerage business. As a result of these arrangements, the fund's expenses generally may be reduced.


EXAMPLE

     This example can help you to compare the cost of investing in this fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                 3 Years               5 Years                10 Years
--------------------------------------------------------------------------------
    $148                    $459                  $792                  $1,735

INVESTING WITH THE FUNDS


BUYING SHARES
--------------------------------------------------------------------------------


     All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The funds do not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The funds do not accept purchases made by credit card check.


BY MAIL


     You can open an account with a fund by sending a check and your account application to the address below. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the funds. Be sure your check identifies clearly your name, your account number and a fund name.


     REGULAR MAIL ADDRESS
     The TS&W Portfolios
     PO Box 219009
     Kansas City, MO 64121

     EXPRESS MAIL ADDRESS
     The TS&W Portfolios
     330 West 9th Street
     Kansas City, MO 64105

BY WIRE

     To open an account by wire, first call 866-4TSW-FUN (866-487-9386) for an account number and wire control number. Next, send your completed account application to the funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 866-4TSW-FUN to get a wire control number and wire your money to the funds.

     WIRING INSTRUCTIONS

     United Missouri Bank
     ABA # 101000695
     The TS&W Portfolios
     DDA Acct. # 9871063178
     Ref: fund name/account number/
     account name/wire control number


BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the funds. To cancel or change a plan, write to the funds at The TS&W Portfolios, PO Box 219009, Kansas City, MO 64121 (Express Mail
     Address: 330 West 9th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

MINIMUM INVESTMENTS

     You can open an account with a fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal
     IRAs). You can buy additional shares for as little as $100.

FUND CODES

     Each fund's reference information, which is listed below, will be helpful to you when you contact the funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

     Fund Name                        Trading Symbol     CUSIP     Fund Code
--------------------------------------------------------------------------------
     Equity Portfolio                      TSWEX       00758M311     1278
--------------------------------------------------------------------------------
     Fixed Income Portfolio                TSWFX       00758M295     1279
--------------------------------------------------------------------------------
     International Equity Portfolio        TSWIX       00758M170     1280

REDEEMING SHARES
--------------------------------------------------------------------------------

BY MAIL

     You may contact the funds directly by mail at The TS&W Portfolios, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 330 West 9th Street, Kansas City, MO 64105). Send a letter to the funds signed by all registered parties on the account specifying:


     o The fund name(s);
     o The account number;

     o The dollar amount or number of shares you wish to redeem;
     o The account name(s); and
     o The address to which redemption (sale) proceeds should be sent.

     All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.

     Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 866-4TSW-FUN if you need more information.

BY TELEPHONE


     You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 866-4TSW-FUN to redeem your shares. Based on your instructions, the fund will mail your proceeds to you or wire them to your bank.


BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

     If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the funds.

EXCHANGING SHARES
--------------------------------------------------------------------------------


     At no charge, you may exchange shares of one TS&W Portfolio for shares of any other TS&W Portfolio by writing to or calling the funds. You may only exchange shares between accounts with identical registrations (I.E., the same names and addresses). If shares of the International Equity Portfolio have been held for less than 90 days, the fund will deduct a redemption fee on exchanged shares.


TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

     You may buy, sell or exchange shares of the funds on each day the New York Stock Exchange is open at a price equal to the fund's NAV next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time). Therefore, to receive the NAV on any given day, the funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.

     Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of the funds may change on days when you are unable to purchase or redeem shares.

     The funds calculate their NAVs by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The funds use current market prices to value their investments. However, the funds may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The funds will determine an investment's fair value according to methods established by the Board of Trustees of The Advisors' Inner Circle Fund (the "Board"). The funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The funds may use a Board-approved pricing service to value some of their assets.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

     You may buy or sell shares of the funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the funds on time. Your financial intermediary may charge additional transaction fees for its services.


     Certain financial intermediaries have agreements with each fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the fund by the time the fund's shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.


IN-KIND TRANSACTIONS


     Under certain conditions and at a fund's discretion, you may pay for shares of the fund with securities instead of cash. In addition, the funds may pay all or part of your redemption proceeds (in excess of $250,000) with securities instead of cash.


REDEMPTION FEE

     The International Equity Portfolio will deduct a 1.00% redemption fee from the redemption proceeds of any shareholder redeeming shares of the fund held for less than ninety (90) days. In determining how long shares of the fund have been held, the fund assumes that shares held by the investor the longest period of time will be sold first.

     The fund will retain the fee for the benefit of the remaining shareholders. The fund charges the redemption fee to help minimize the impact the redemption may have on the performance of the fund, to facilitate fund's management and to offset certain transaction costs and other expenses the fund incurs because of the redemption. The fund also charges the redemption fee to discourage market timing by those shareholders initiating redemptions to take advantage of short-term market movements. From time to time, the fund may waive or modify the redemption fee for certain categories of investors.


PAYMENT OF REDEMPTION PROCEEDS

     Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.


     The funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the funds may require a shareholder to furnish additional legal documents to insure proper authorization.

     If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check or bank check.


TELEPHONE TRANSACTIONS

     The funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.


RIGHTS RESERVED BY THE TS&W PORTFOLIOS


PURCHASES
     At any time and without notice, the funds may:
     o Stop offering shares;
     o Reject any purchase order; or

     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEMPTIONS

     At any time and without notice, the funds may change or eliminate any of the redemption methods described above, except redemption by mail. The funds may suspend your right to redeem if:

     o Trading on the New York Stock Exchange is restricted or halted; or
     o The Securities and Exchange Commission allows the funds to delay redemptions.

EXCHANGES

     The funds may:

     o Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;
     o Reject any request for an exchange; or
     o Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

SMALL ACCOUNTS

     The funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. (See "Buying Shares" for minimum initial investment amounts) This provision does not apply:

     o To retirement accounts and certain other accounts; or
     o When the value of your account falls because of market fluctuations and not your redemptions.

     The funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

DISTRIBUTIONS

     Normally, the Equity Portfolio distributes its net investment income quarterly, and the International Equity Portfolio distributes its net investment income annually. The Fixed Income Portfolio declares its net investment income daily and distributes it monthly. Each fund distributes its net cap ital gains at least once a year. The funds will automatically reinvest dividends and distributions in additional shares of a fund, unless you elect on your account application to receive them in cash.

FEDERAL TAXES

     The following is a summary of the federal income tax consequences of investing in the funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the funds.


     TAXES ON DISTRIBUTIONS At least annually, each fund will distribute substantially all of its net investment income and its net realized capital gains, if any. Distributions of the funds will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time a fund held its investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year the funds will send you a statement showing the types and total amount of distributions you received during the previous year.


     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 866-4TSW-FUN to find out when the funds expect to make a distribution to shareholders.

     Each sale or exchange of shares of a fund may be a taxable event. For tax purposes, an exchange of shares of one TS&W Portfolio for another is the same as a sale.

     A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.


     More information about taxes is in the Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUNDS


OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     In addition to its principal investment strategies, each fund may use the investment strategies described below. Each fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For information concerning these and other investment practices and their risks, you should read the SAI.

AMERICAN DEPOSITARY RECEIPTS (ADRS)

     The Equity Portfolio may invest up to 20% of its total assets in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

     Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

DERIVATIVES

     The funds may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect their investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the funds' gains or losses. There are various factors that affect the funds' ability to achieve their objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the fund buys or sells. The funds could be negatively affected if the change in market value of their securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

SHORT-TERM INVESTING


     The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic market, political or other circumstances, the funds may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with a fund's principal investment strategies, and may prevent the funds from achieving their investment objectives. The funds will use a temporary strategy if the adviser believes that pursuing the funds' investment objective will subject it to a significant risk of loss. The funds with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from the policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions. When the adviser pursues a temporary defensive strategy, a fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.


INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

     Thompson, Siegel & Walmsley, Inc., a Virginia corporation located at 5000 Monument Avenue, Richmond, Virginia 23230, is the investment adviser to each of the funds. The adviser manages and supervises the investment of each fund's assets on a discretionary basis. The adviser, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation) has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970. Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of Old Mutual plc, a financial services company based in the United Kingdom.


     Set forth in the table below are the management fees each fund and its Predecessor Fund paid to the adviser for its services during the most recent fiscal year, expressed as a percentage of average net assets.


                          Equity         Int'l Equity         Fixed Income
                        Portfolio         Portfolio           Portfolio
--------------------------------------------------------------------------------
     Management Fee        0.75%             1.00%                0.45%

PORTFOLIO MANAGERS

     EQUITY, FIXED INCOME AND INTERNATIONAL EQUITY PORTFOLIOS

     Investment committees are primarily responsible for the day-to-day management of the Equity, Fixed Income and International Equity Portfolios. For more information concerning the composition of those committees, including biographies of some of their members, please see the SAI.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------


     Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the funds or their service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.


     For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the funds that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the funds. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the funds or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

     The funds may pay all or part of the fees paid to financial representatives. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The funds do not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

     The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the funds. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the funds.

  FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand the financial performance of each fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the funds assuming all dividends and distributions were reinvested. The information below relates to each fund and its Predecessor Fund. On June 24, 2002, The Advisors' Inner Circle Fund, TS&W Equity Portfolio acquired all of the assets of the Predecessor Equity Fund, The Advisors' Inner Circle Fund TS&W Fixed Income Portfolio acquired all of the assets of the Predecessor Fixed Income Fund and The Advisors' Inner Circle Fund TS&W International Equity Portfolio acquired all of the assets of the Predecessor International Equity Fund (together, the "Predecessor Funds"). PricewaterhouseCoopers LLP, independent public accountants, have audited each fund's and its Predecessor Fund's information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the funds, which is available upon request by calling the funds at 866-4TSW-FUN.



EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
   Years Ended October 31,                           2002            2001            2000            1999            1998
----------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, Beginning of Period        $    11.05      $    13.99      $    15.42      $    14.85      $    16.52
                                                ------------    ------------    ------------    ------------    ------------
   Income from Investment Operations:
     Net Investment Income                           0.07            0.08            0.14            0.23            0.26
     Net Realized and Unrealized
        Gain (Loss)                                 (2.17)          (1.16)           0.07            1.78            1.14
                                                ------------     ------------   ------------    ------------    ------------

       Total From Investment Operations             (2.10)          (1.08)           0.21            2.01            1.40
                                                ------------     ------------   ------------    ------------    ------------
   Distributions:
     Net Investment Income                          (0.07)          (0.11)          (0.13)          (0.24)          (0.24)
     Net Realized Gain                              (0.25)          (1.75)          (1.51)          (1.20)          (2.83)
                                                ------------     ------------   ------------    ------------    ------------
       Total Distributions                          (0.32)          (1.86)          (1.64)          (1.44)          (3.07)
                                                ------------     ------------   ------------    ------------    ------------
   Net Asset Value, End of Period              $     8.63      $    11.05      $    13.99      $    15.42      $    14.85
                                                ------------     ------------   ------------    ------------    ------------
                                                ------------     ------------   ------------    ------------    ------------
   Total Return+                                   (19.68)%         (8.79)%          1.83%          14.64%           9.23%
                                                ------------     ------------   ------------    ------------    ------------
                                                ------------     ------------   ------------    ------------    ------------
     Ratios and Supplemental Data
       Net Assets, End of Period
          (Thousands)                             $43,736         $57,890         $70,196         $93,234         $95,336
     Ratio of Expenses to Average Net
       Assets                                        1.22%           1.19%           1.06%           1.05%           0.99%
     Ratio of Net Investment Income
       to Average Net Assets                         0.62%           0.63%           0.99%           1.40%           1.67%
     Portfolio Turnover Rate                           33%             42%             42%             42%             63%

+ Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


FIXED INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
   Years Ended October 31,                           2002            2001             2000             1999             1998
------------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, Beginning of Period        $    10.81      $    10.09       $    10.07       $    10.96       $    10.54
                                                ------------    ------------     ------------     ------------     ------------
   Income from Investment Operations:
     Net Investment Income                           0.47            0.58             0.59             0.57             0.59
     Net Realized and Unrealized
       Gain (Loss)                                   0.01+           0.72             0.02+           (0.75)            0.42
                                                ------------    ------------      ------------    ------------     ------------

       Total From Investment Operations              0.48            1.30             0.61            (0.18)            1.01
                                                ------------    ------------      ------------    ------------     ------------
   Distributions:
     Net Investment Income                          (0.48)          (0.58)           (0.59)           (0.58)           (0.59)
     Net Realized Gain                                 --              --               --            (0.13)              --
                                                ------------    ------------      ------------    ------------     ------------
       Total Distributions                          (0.48)          (0.58)           (0.59)           (0.71)           (0.59)
                                                ------------    ------------      ------------    ------------     ------------
   Net Asset Value, End of Period              $    10.81      $    10.81       $    10.09       $    10.07       $    10.96
                                                ------------    ------------      ------------    ------------     ------------
                                                ------------    ------------      ------------    ------------     ------------
   Total Return++                                    4.66%*         13.21%            6.27%          (1.71)%            9.81%
                                                ------------    ------------      ------------    ------------     ------------
                                                ------------    ------------      ------------    ------------     ------------
     Ratios and Supplemental Data
       Net Assets, End of Period
          (Thousands)                             $38,212         $46,197          $52,774          $66,180          $73,784
     Ratio of Expenses to Average Net
       Assets                                        1.03%           0.88%            0.81%            0.78%            0.71%
     Ratio of Net Investment Income
       to Average Net Assets                         4.49%           5.56%            5.93%            5.49%            5.48%
     Portfolio Turnover Rate                           42%             36%              38%              52%              48%

  + The amount shown for the year ended October 31, 2000 for a share outstanding throughout the period does not accord with aggregate net losses on investments for that period because of the sales and repurchases of the fund shares in relation to fluctuating market value of the investments of the fund.

 ++ Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  * The reclassification of paydown gains and losses as discussed in the notes to financial statements had no par per share effect. The fund's Ratio of Net Investment Income to Average Net Assets would have been 4.57% with the reclassification of paydown gains and losses for the year ended October 31, 2002. Ratios for prior periods have not been restated to reflect this change.

Amounts designated as "--" are either $0 or have been rounded to $0.


INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
   Years Ended October 31,                            2002             2001            2000            1999            1998
-----------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, Beginning of Period         $    10.68       $    19.80      $    20.17      $    15.10      $    15.14
                                                 ------------     ------------    ------------    ------------    ------------
   Income from Investment Operations:
     Net Investment Income                            0.04             0.05            0.02            0.08            0.06
     Net Realized and Unrealized
        Gain (Loss)                                  (1.40)           (4.72)           1.50            5.01            0.32
                                                 ------------     ------------    ------------    ------------    ------------

       Total From Investment Operations              (1.36)           (4.67)           1.52            5.09            0.38
                                                 ------------     ------------    ------------    ------------    ------------

   Redemption Fee                                       --+            0.01            0.05              --              --
                                                 ------------     ------------    ------------    ------------    ------------
   Distributions:
     Net Investment Income                           (0.03)           (0.04)          (0.08)          (0.02)          (0.08)
     Net Realized Gain                                  --            (4.42)          (1.86)             --           (0.18)
     In Excess of Net Realized
       Gain                                             --               --              --              --           (0.16)
                                                 ------------     ------------    ------------    ------------    ------------
       Total Distributions                           (0.03)           (4.46)          (1.94)          (0.02)          (0.42)
                                                 ------------     ------------    ------------    ------------    ------------
   Net Asset Value, End of Period              $      9.29       $    10.68      $    19.80      $    20.17      $    15.10
                                                 ------------     ------------    ------------    ------------    ------------
                                                 ------------     ------------    ------------    ------------    ------------
   Total Return++                                   (12.78)%         (29.81)%          7.16%          33.77%           2.67%
                                                 ------------     ------------    ------------    ------------    ------------
                                                 ------------     ------------    ------------    ------------    ------------
     Ratios and Supplemental Data
       Net Assets, End of Period
          (Thousands)                              $63,655          $80,171        $115,479        $114,213        $116,969
     Ratio of Expenses to Average Net
       Assets                                         1.45%            1.43%           1.36%           1.37%           1.32%
     Ratio of Net Investment Income
       to Average Net Assets                          0.33%            0.35%           0.08%           0.39%           0.42%
     Portfolio Turnover Rate                            22%              26%             26%             21%             28%

    + Amount was less than $0.01 per share.

   ++ Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund purchases.


Amounts designated as "--" are either $0 or have been rounded to $0.

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                                  [BLANK PAGE]

THE TS&W PORTFOLIOS

     Investors who want more information about the funds should read the funds' annual/semi-annual reports and the funds' statement of additional information. The annual/semi-annual reports of the funds provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of each fund during the last fiscal year. The statement of additional information contains additional detailed information about the funds and is incorporated by reference into (legally part of) this prospectus.


     Investors can receive free copies of the statement of additional information, shareholder reports, the funds' privacy policy and other information about the funds or the Predecessor Funds and can make shareholder inquiries by writing to or calling:


                               The TS&W Portfolios
                                  PO Box 219009
                              Kansas City, MO 64121
                            (Toll free) 866-4TSW-FUN

     You can review and copy information about the funds (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at HTTP://WWW.SEC.GOV. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

     Investment Company Act of 1940 file number: 811-06400.


     TSW-PS-001-0200

                      STATEMENT OF ADDITIONAL INFORMATION

                        THE ADVISORS' INNER CIRCLE FUND


                                 MARCH 1, 2003

                              INVESTMENT ADVISER:
                         ACADIAN ASSET MANAGEMENT, INC.

This Statement of Additional Information (SAI) is not a prospectus. This SAI relates to the following series of The Advisors' Inner Circle Fund (the "Trust"):

                       ACADIAN EMERGING MARKETS PORTFOLIO

It is intended to provide additional information regarding the activities and operations of the Trust and the Acadian Emerging Markets Portfolio (the "Fund") and should be read in conjunction with the Fund's prospectus dated March 1, 2003. This SAI is incorporated by reference into the Fund's prospectus. Capitalized terms not defined herein are defined in the prospectus. Prospectuses may be obtained by writing to the Trust or calling toll-free 866-AAM-6161.


                               TABLE OF CONTENTS

THE TRUST....................................................................S-1
GLOSSARY.....................................................................S-1
DESCRIPTION OF PERMITTED INVESTMENTS.........................................S-2
INVESTMENT POLICIES OF THE FUND.............................................S-26
INVESTMENT ADVISORY AND OTHER SERVICES......................................S-28
THE ADMINISTRATOR...........................................................S-29
THE DISTRIBUTOR.............................................................S-30
TRANSFER AGENT..............................................................S-30
CUSTODIAN...................................................................S-30
INDEPENDENT ACCOUNTANT......................................................S-30
LEGAL COUNSEL...............................................................S-30
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-30
PERFORMANCE INFORMATION.....................................................S-35
CALCULATION OF TOTAL RETURN.................................................S-36
PURCHASING AND REDEEMING SHARES.............................................S-37
DETERMINATION OF NET ASSET VALUE............................................S-37
TAXES.......................................................................S-38
BROKERAGE ALLOCATION AND OTHER PRACTICES....................................S-41
DESCRIPTION OF SHARES.......................................................S-43
SHAREHOLDER LIABILITY.......................................................S-43
LIMITATION OF TRUSTEES' LIABILITY...........................................S-44
CODES OF ETHICS.............................................................S-44
5% AND 25% SHAREHOLDERS.....................................................S-44
EXPERTS.....................................................................S-45
FINANCIAL STATEMENTS........................................................S-45
APPENDIX.....................................................................A-1

March 1, 2003
ACA-SX-001-0200

THE TRUST

GENERAL. The Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Generally, the Fund pays its
(i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

HISTORY OF THE FUND. The Acadian Emerging Markets Portfolio is the successor to the UAM Funds, Inc. Acadian Emerging Markets Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by Acadian Asset Management, Inc. ("Acadian" or the "Adviser") using the same investment objective, strategies, policies and restrictions as those used by the Fund. The Predecessor Fund's date of inception was June 17, 1993. The Predecessor Fund dissolved and reorganized into the Acadian Emerging Markets Portfolio on June 24, 2002. Substantially all of the assets of the Predecessor Fund were transferred to its successor in connection with the Fund's commencement of operations on June 24, 2002.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

GLOSSARY

All terms that this SAI does not otherwise define have the same meaning in the SAI as they do in the Fund's prospectus.

o     1933 ACT means the Securities Act of 1933, as amended.

o     1934 ACT means the Securities Exchange Act of 1934, as amended.

o     1940 ACT means the Investment Company Act of 1940, as amended.

o ADVISER means Acadian Asset Management, Inc., the investment adviser to the Fund.

o     BOARD MEMBER refers to a single member of the Trust's Board of Trustees.

o     BOARD refers to the Trust's Board of Trustees as a group.

o     TRUST refers to The Advisors' Inner Circle Fund.

o     NAV is the net asset value per share of the Fund.

o     NYSE is the New York Stock Exchange.

o     SEC is the U.S. Securities and Exchange Commission.

o ADMINISTRATOR is SEI Investments Global Funds Services (formerly named SEI Investments Mutual Funds Services).

o     DISTRIBUTOR is SEI Investments Distribution Co.

Capitalized terms not defined herein are defined in the Fund's prospectus.

DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUND USE?

The Fund's investment objectives and principal investment strategies are described in the prospectus(es). The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - U.S. Government Securities are securities issued by the U.S. Treasury (treasury securities) and securities issued by a federal agency or a government-sponsored entity (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years, and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

o     By the right of the issuer to borrow from the U.S. Treasury;

o By the discretionary authority of the U.S. government to buy the obligations of the agency; or

o     By the credit of the sponsoring agency.

While U.S. Government Securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. Government Securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. Government Securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments. CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. Government Securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Fund will only invest in a security issued by a commercial bank if the bank:

      o Has total assets of at least $1 billion, or the equivalent in other currencies;

      o Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

      o Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the U.S. by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security.

Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o      INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o      PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can reduce the value of mortgage-backed securities, which may cause your share price to fall. Lower rates may motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o      EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. Government Securities as a means of "locking in" interest rates.

o      CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Fund may invest in securities of any rating.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the U.S. on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o      PURCHASING PUT AND CALL OPTIONS

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

      o     Allowing it to expire and losing its entire premium;

      o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

      o     Closing it out in the secondary market at its current price.

o     SELLING (WRITING) PUT AND CALL OPTIONS

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things: o

      o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

      o A call option on the same security or index with the same or lesser exercise price;

      o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

      o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

      o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by, among other things:

      o     Entering into a short position in the underlying security;

      o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

      o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

      o     Maintaining the entire exercise price in liquid securities.

o     OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o     COMBINED POSITIONS

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

      o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

      o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

      o     Do not require an initial margin deposit.

      o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o     EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

o     INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o     CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

CORRELATION OF PRICES - The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

      o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

      o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

      o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

      o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

      o     have to purchase or sell the instrument underlying the contract;

      o     not be able to hedge its investments; and

      o     not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

      o anexchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

      o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

      o the facilities of the exchange may not be adequate to handle current trading volume;

      o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

      o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

      o     actual and anticipated changes in interest rates;

      o     fiscal and monetary policies; and

      o     national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government Securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

      o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

      o Factors affecting an entire industry, such as increases in production costs; and

      o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO") - The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. Investors can invest in foreign securities in a number of ways:

      o They can invest directly in foreign securities denominated in a foreign currency;

      o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

      o     They can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS (ADRS) - American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. Europeans Depositary Receipts are similar to ADRs, except that they are typically issued by European Banks or trust companies.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of the Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

      o The economies of foreign countries may differ from the economy of the U.S. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

      o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

      o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

      o The internal policies of a particular foreign country may be less stable than in the U.S. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

      o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other companies may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the U.S. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the U.S. will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the U.S. Foreign stock markets tend to differ from those in the U.S. in a number of ways.

Foreign stock markets:

      o are generally more volatile than, and not as developed or efficient as, those in the U.S.;

      o     have substantially less volume;

      o trade securities that tend to be less liquid and experience rapid and erratic price movements;

      o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

      o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

      o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

      o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

      o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

      o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the U.S.

      o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

      o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

      o restrictions on transferring securities within the U.S. or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

      o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

      o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

      o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

      o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

      o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

      o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

      o     Have relatively unstable governments;

      o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

      o Offer less protection of property rights than more developed countries; and

      o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

THE EURO - Effective July 1, 2002, the euro has replaced the national currencies of the following member country of the European Union: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The European Central Bank has control over each country's monetary policies. Therefore, the participating countries do not control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels. The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the members states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which the Fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions such as day-count fractions or settlement dates to underlying instruments may be changed to conform to the conventions applicable to euro currency.

The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term consequences can be expected, such as changes in economic environment and change in behavior of investors, all of which will impact the Fund's euro-denominated investments.

INVESTMENT COMPANIES

The Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the Fund. Like other shareholders, the Fund would pay its proportionate share of those fees. Consequently, shareholders of the Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. The Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

NON-DIVERSIFICATION

The Fund is non-diversified, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. Although the Adviser does not intend to invest more than 5% of the Fund's assets in any single issuer (with the exception of securities which are issued or guaranteed by a national government), the value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), which requires that the Fund be diversified (I.E., will not invest more than 5% of its assets in the securities in any one issuer) with respect to 50% of its assets.

REPURCHASE AGREEMENTS

In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Fund normally uses repurchase agreements to earn income on assets that are not invested.

When the Fund enters into a repurchase agreement it will:

      o Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

      o Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (I.E., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the Fund's right to sell the security may be restricted. In addition, the value of the security might decline before the Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES

The Fund may purchase restricted securities that are not registered for sale to the general public. The Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

      o     Take advantage of an anticipated decline in prices.

      o     Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates.

To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.
The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES AGAINST THE BOX - In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Fund.

RESTRICTIONS ON SHORT SALES:

The Fund will not short sell a security if:

      o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

      o The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund's net assets.

      o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government Securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position.

The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date. The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUND

FUNDAMENTAL POLICIES

The following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing) and other investment requirements in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

      o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time.

      o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

      o Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

      o Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

      o Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

      o Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

      o Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES

The following limitations are non-fundamental, which means the Fund may change them without shareholder approval. The Fund may:

      o not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

            Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

      o purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

      o purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

      o     invest in the securities of foreign issuers.

      o purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

            The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

      o invest in illiquid and restricted securities to the extent permitted by applicable law.

            The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

      o write covered call options and may buy and sell put and call options.

      o     enter into repurchase agreements.

      o lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

      o     sell securities short and engage in short sales "against the box."

      o     enter into swap transactions.

Further, the Emerging Markets Portfolio may not change its investment strategy to invest at least 80% of its net assets in equity securities of issuers that
(1) have their principal securities trading market in an emerging country; (2) alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries; and (3) are organized under the laws of, and have principal office in, an emerging country without 60 days' prior notice to shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER. Acadian Asset Management, Inc., a Massachusetts corporation located at Ten Post Office Square, Boston, Massachusetts 02109, is the investment adviser to the Fund. The adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The adviser, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation), has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1986.

Old Mutual US is a holding company incorporated in Delaware in December 1980 (under the name United Asset Management Corporation) for the purpose of acquiring and owning firms engaged primarily in institutional investment management. In September 2000, Old Mutual plc purchased all of the shares of United Asset Management Corporation. Subsequently, the name of the United Asset Management Corporation was changed to Old Mutual (US) Holdings Inc. Since its first acquisition in August 1983, Old Mutual US has acquired or organized more than 50 affiliated firms. Currently, Old Mutual US has 23 affiliates who are SEC registered investment advisers. The affiliated firms provide investment management services to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them. Several affiliated firms also act as investment advisers to separate series or funds in the UAM Funds Complex. Old Mutual US is a subsidiary of Old Mutual plc, a financial services company based in the United Kingdom.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services, the Fund pays the Adviser a fee calculated at an annual rate of 1.00% of its average daily net assets. Due to the effect of fee waivers by the Adviser, the actual percentage of average net assets that the Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. The Adviser has voluntarily agreed to limit the expenses of the Fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 2.50%. However, the Adviser does not expect that any fee waivers will be necessary to keep fund expenses below the cap. The Adviser may change or cancel this expense limitation at any time. For the last three fiscal years, the Fund and the Predecessor Fund paid the following in management fees to the Adviser:

-------------------------------------------------------
       FUND                        FEES PAID*
-------------------------------------------------------
                           2000       2001      2002
-------------------------------------------------------
Emerging Markets         $458,326   $206,644  $353,783
-------------------------------------------------------

*     For periods prior to June 24, 2002, figures relate to the Predecessor
      Fund.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator") (formerly named SEI Investments Mutual Funds Services), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% for the first $250 million in assets, 0.10% for the next $250 million in assets, 0.08% for the next $250 million in assets and 0.04% for all assets greater than $750 million. The minimum fee is $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, an additional $75,000 for each additional portfolio over three and $20,000 for each additional class per portfolio after the first class, apportioned to the Fund as a percentage of average daily net assets. Due to these minimums, the annual administration fee the Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund and the Predecessor Fund paid the following administration fees:

--------------------------------------------------------------------------------
      FUND                         ADMINISTRATION FEE*
--------------------------------------------------------------------------------
                        2000                   2001                 2002
--------------------------------------------------------------------------------
Emerging Markets      $128,477                $85,461              $99,591
--------------------------------------------------------------------------------

* UAM Fund Services, Inc. ("UAMFSI") served as the administrator to the Predecessor Fund until April 1, 2002, at which time SEI Investments Global Funds Services (formerly named SEI Investments Mutual Funds Services) became administrator. Prior to such date, the Administrator served as sub-administrator to the Predecessor Fund.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

TRANSFER AGENT

DST Systems, Inc., 330 W 9th Street, Kansas City, Missouri 64105 serves as the Fund's transfer agent.

CUSTODIAN

Union Bank of California, 475 Sansome Street, 15th Floor, San Francisco, California 94111 (the "Custodian") acts as custodian for the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT ACCOUNTANT

PricewaterhouseCoopers LLP serves as the independent public accountant for the Fund.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's additional 45 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* (since
1991) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27)-- Trustee (since 1993)-- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (since 1992) -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee (Since 1993) -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee (Since 1993) -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee (Since 1994) -- Partner, Dechert Price & Rhoads (law firm), September 1987 - December 1993; Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee (Since 1999) -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

      o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent auditor to the fund and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three times in the most recently completed Trust fiscal year..

      o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met thirteen times in the most recently completed Trust fiscal year.

      o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before approving the Advisory Agreement, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Fund-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received or discussed at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to approve the Agreement for an initial two-year term.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

--------------------------------------------------------------------------------------
   NAME    DOLLAR RANGE OF FUND SHARES*       AGGREGATE DOLLAR RANGE OF SHARES (FUND)*
--------------------------------------------------------------------------------------
Nesher                None                                      None
--------------------------------------------------------------------------------------
Cooney                None                                      None
--------------------------------------------------------------------------------------
Doran                 None                                      None
--------------------------------------------------------------------------------------
Patterson             None                                      None
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Peters               None                                        None
--------------------------------------------------------------------------------
Storey               None                                        None
--------------------------------------------------------------------------------
Sullivan             None                                        None
--------------------------------------------------------------------------------

*     Valuation date is December 31, 2002.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

-----------------------------------------------------------------------------------------------------------
                                            Pension or Retirement    Estimated Annual    Total Compensation
                             Aggregate    Benefits Accrued as Part     Benefits Upon     from the Trust and
Name                        Compensation     of Fund Expenses            Retirement         Fund Complex*
-----------------------------------------------------------------------------------------------------------
Nesher                         $     0              N/A                      N/A               $     0
-----------------------------------------------------------------------------------------------------------
Cooney                         $16,295              N/A                      N/A               $16,295
-----------------------------------------------------------------------------------------------------------
Doran                          $     0              N/A                      N/A               $     0
-----------------------------------------------------------------------------------------------------------
Patterson                      $16,988              N/A                      N/A               $16,988
-----------------------------------------------------------------------------------------------------------
Peters                         $16,988              N/A                      N/A               $16,988
-----------------------------------------------------------------------------------------------------------
Storey                         $16,988              N/A                      N/A               $16,988
-----------------------------------------------------------------------------------------------------------
Sullivan                       $16,988              N/A                      N/A               $16,988
-----------------------------------------------------------------------------------------------------------

*     The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

JAMES R. FOGGO (DOB 06/30/64) -- President (since 2000) -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary (since
2000) -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads (law firm), 1997-1999. Associate, at Richter, Miller & Finn (law firm), 1994-1997.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary (since 1995) -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP (law firm), 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads (law firm), 1990-1991.

SHERRY K. VETTERLEIN (DOB 06/22/62) -- Vice President and Assistant Secretary (since 2001) -- Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) -- Vice President and Secretary (since
2000) -- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group 1998-2000. Associate at Pepper Hamilton LLP (law firm), 1997-1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm), 1994-1997.

JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer (since 2001) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

JOHN C. MUNCH (DOB 05/07/71) - Vice President and Assistant Secretary (since
2002) - Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin (law firm), 1998-2001. Associate at Seward & Kissel (law firm), 1996-1998.

JOHN MUNERA (DOB 01/14/63) - Vice President and Assistant Secretary - Middle Office Compliance Officer at SEI Investments since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia 1998-2000. B.A. Political Science, University of Pennsylvania, 1986; MBA Temple University, 2000.

PERFORMANCE INFORMATION

From time to time, the Fund may include the Fund's yield, effective yield, total return or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of the Fund is calculated from two factors: the amount of dividends earned by the Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Computation of Yield" and "Calculation of Total Return" for more information on methodology of calculations.

Performance information for the Fund contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, the Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

CALCULATION OF TOTAL RETURN

TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of the Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS). The total return (after-taxes on distributions) of the Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVD, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATVD = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Fund are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Fund are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION). The total return (after-taxes on distributions and redemption) of the Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVDR, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATVDR = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Fund are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Fund are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

HISTORICAL PERFORMANCE. The average annual total return (before taxes), total return (after-taxes on distributions) and total return (after-taxes on distributions and redemption) for the Fund was as follows for the one-year, five-year and since inception periods, each ended October 31, 2002.


----------------------------------------------------------------------------------------------------------------------------
          FUND (INCEPTION DATE)                                 AVERAGE ANNUAL TOTAL RETURN*
----------------------------------------------------------------------------------------------------------------------------
                                                  ONE YEAR               FIVE YEAR                 SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------------------
ACADIAN EMERGING MARKETS PORTFOLIO (06/17/93)
----------------------------------------------------------------------------------------------------------------------------
BEFORE TAXES                                       19.13%                  -2.45%                       0.25%
----------------------------------------------------------------------------------------------------------------------------
AFTER TAXES ON DISTRIBUTIONS                       19.70%                  -2.60%                       0.11%
----------------------------------------------------------------------------------------------------------------------------
AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS       12.33%                  -1.73%                       0.32%
----------------------------------------------------------------------------------------------------------------------------

*     For the periods prior to June 24, 2002, figures relate to the Predecessor
      Fund.


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (NYSE) is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from the Fund up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derives with respect to its business of investing in such stock, securities or currencies, or certain other income; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. The Board reserves the right not to maintain qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

SHAREHOLDER TREATMENT. The Fund receives income generally in the form of dividends and interest on investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

FOREIGN TAXES. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and intends to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by the Fund. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If the Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions. Based upon their investment objectives, it is not anticipated that the Fund will be eligible to make the election.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in a fund.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.


BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.


For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund and the Predecessor Fund paid the following aggregate brokerage commissions on portfolio transactions:

----------------------------------------------------------------------------------------------------------------
            FUND                        AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID*
----------------------------------------------------------------------------------------------------------------
                                          2000                   2001                     2002
----------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio              $277,479               $102,974                 $382,721
----------------------------------------------------------------------------------------------------------------

*     For the periods prior to June 24, 2002, figures relate to the Predecessor
      Fund.


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ending October 31, 2002, the Fund and the Predecessor Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

----------------------------------------------------------------------------------------------------
                                   TOTAL DOLLAR AMOUNT OF      TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                                 BROKERAGE COMMISSIONS FOR     INVOLVING BROKERAGE COMMISSIONS FOR
           FUND                      RESEARCH SERVICES*                  RESEARCH SERVICES*
----------------------------------------------------------------------------------------------------
Emerging Markets Portfolio               $33,903                            $115,647,852
----------------------------------------------------------------------------------------------------

*     For periods prior to June 24, 2002, figures relate to the Predecessor
      Fund.


BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal years ended October 31, 2000, 2001 and 2002, neither the Fund nor the Predecessor Fund paid any brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of October 31, 2002, the Fund did not hold any securities of regular brokers and dealers.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Fund may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Fund's two most recently completed fiscal years ended October 31, 2001 and 2002, the portfolio turnover rate for the Fund and the Predecessor Fund was as follows:

--------------------------------------------------------------------------------
              FUND                           PORTFOLIO TURNOVER RATE
--------------------------------------------------------------------------------
                                     2001                              2002
--------------------------------------------------------------------------------
Emerging Markets Portfolio            84%                              192%
--------------------------------------------------------------------------------

*     For periods prior to June 24, 2002, figures relate to the Predecessor
      Fund.


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the Securities and Exchange Commission, and are available to the public.

5% AND 25% SHAREHOLDERS


As of February 3, 2003, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Fund. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act.

ACADIAN EMERGING MARKETS PORTFOLIO

SHAREHOLDER                                                         %
-----------                                                         -

Charles Schwab & CO Inc                                           13.19%
Reinvest Account
Attn Mutual Funds

101 Montgomery ST
San Francisco CA 9410-4122

University Of Guelph                                               7.48%
FBO Dale Lockie
Pension Investments
University Centre LVL 5
Guelph Ontario
Canada NIG 2WI

Stanford Management Company                                       27.98%
2770 Sandhill Rd
Menlo Park CA 94025-7070


The Fund believes that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of a fund may be presumed to "control" (as that term is defined in the 1940 Act) the fund. Shareholders controlling a fund could have the ability to vote a majority of the shares of the fund on any matter requiring the approval of shareholders of the fund.

EXPERTS

The financial statements incorporated by reference in the prospectus have been audited by PricewaterhouseCoopers LLP, independent public accountant, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS


The financial statements for the fiscal year ended October 31, 2002, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, are herein incorporated by reference. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information. Shareholders may get copies of the Fund's Annual Reports free of charge by calling toll-free 1-866-AAM-6161.

                                    APPENDIX

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

PREFERRED STOCK RATINGS

         aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

         a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

         plus (+) or minus (-): Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  This rating applies only to U.S. Tax-Exempt Municipals Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      o     Leading market positions in well-established industries.

      o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime         Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.       Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

         AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

         CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

         C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking portfolio payments, but that is currently paying.

         D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

        N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        SHORT-TERM ISSUE CREDIT RATINGS

         A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

FITCH INC. RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

         Investment Grade

         AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         Speculative Grade

         BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC,CC,C          High default risk. Default is a real possibility.
                           Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

         DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, I.E., below 50%.

                           Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         INTERNATIONAL SHORT-TERM CREDIT RATINGS

         F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D        Default. Denotes actual or imminent payment default.

NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1".

"NR" indicates that Fitch Inc. does not rate the issuer or issue in question.

"Withdrawn:" A rating is withdrawn when Fitch Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                       STATEMENT OF ADDITIONAL INFORMATION

                         THE ADVISORS' INNER CIRCLE FUND
                                  March 1, 2003


                               Investment Adviser:
                          AIG CAPITAL MANAGEMENT CORP.


This Statement of Additional Information (SAI) is not a prospectus. This SAI relates to the following series of The Advisors' Inner Circle Fund (the "Trust"):


                             AIG MONEY MARKET FUND


It is intended to provide additional information regarding the activities and operations of the Trust and the AIG Money Market Fund (the "Fund") and should be read in conjunction with the Fund's prospectuses dated March 1, 2003. This SAI is incorporated by reference into the Fund's prospectuses. Capitalized terms not defined herein are defined in the prospectuses. Prospectuses may be obtained by writing to the Trust or calling toll-free 1-800-249-7445.


                                TABLE OF CONTENTS


THE TRUST....................................................................S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES..............S-1
DESCRIPTION OF PERMITTED INVESTMENTS.........................................S-2
INVESTMENT LIMITATIONS.......................................................S-8
THE ADVISER..................................................................S-9
THE ADMINISTRATOR...........................................................S-10
THE DISTRIBUTOR.............................................................S-11
THE TRANSFER AGENT..........................................................S-12
THE CUSTODIAN...............................................................S-12
INDEPENDENT PUBLIC ACCOUNTANT...............................................S-12
LEGAL COUNSEL...............................................................S-12
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-12
PERFORMANCE INFORMATION.....................................................S-17
COMPUTATION OF YIELD........................................................S-17
CALCULATION OF TOTAL RETURN.................................................S-18
PURCHASING AND REDEEMING SHARES.............................................S-18
DETERMINATION OF NET ASSET VALUE............................................S-19
TAXES.......................................................................S-19
FUND TRANSACTIONS...........................................................S-23
DESCRIPTION OF SHARES.......................................................S-25
SHAREHOLDER LIABILITY.......................................................S-25
LIMITATION OF TRUSTEES' LIABILITY...........................................S-26
CODE OF ETHICS..............................................................S-26

5% AND 25% SHAREHOLDERS.....................................................S-26
EXPERTS.....................................................................S-27
FINANCIAL STATEMENTS........................................................S-27
APPENDIX.....................................................................A-1


March 1, 2003
AIG-SX-003-0900

THE TRUST

This Statement of Additional Information relates only to the AIG Money Market Fund. The Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. The AIG Money Market Fund currently offers Class A and Class B shares. The different classes provide for variations in certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectus. For more information on shareholder servicing and distribution expenses, see the "Distributor." All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives and principal investment strategies are described in the prospectus(es). The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

INVESTMENT OBJECTIVE. The investment objective of the Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. This investment objective is fundamental and cannot be changed without the consent of shareholders. It is also a fundamental policy of the Fund to use its best efforts to maintain a constant net asset value of $1.00 per share. There is no assurance that the Fund will achieve its investment objective. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940 ("1940 Act").

INVESTMENT STRATEGIES. In seeking its investment objective, the Fund will invest exclusively in (i) bills, notes and bonds issued by the United States Treasury ("U.S. Treasury Obligations") and separately traded interest and principal component parts of such obligations ("Stripped Government Securities"); (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. government; (iii) U.S. dollar denominated short-term obligations of issuers rated at the time of investment in the highest rating category for short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing) by two or more nationally recognized statistical rating organizations ("NRSROs"), or only one NRSRO if only one NRSRO has rated the security, or, if not rated, as determined by the Adviser to be of comparable quality, consisting of obligations of U.S. and foreign corporations, domestic banks, foreign banks, and U.S. and foreign savings and loan institutions; (iv) repurchase agreements with respect to the foregoing; (v) obligations of supranational entities satisfying the credit standards described above or, if not rated, determined by the Adviser to be of comparable quality; and (vi) obligations of foreign governments, agencies and instrumentalities satisfying the credit standards described above or, if not rated, determined by the Adviser to be of comparable quality.

The Fund reserves the right to invest more than 25% of its total assets in obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to similar regulations as U.S. banks. To the extent that the Fund invests more than 25% of its net assets in bank obligations, it will be exposed to the risks associated with that industry as a whole. The Fund may purchase asset-backed securities rated in the highest NRSRO rating category at the time of investment. The Fund may invest in securities that pay interest on a variable or floating rate basis. In addition, the Fund may acquire securities on a when-issued basis and may buy securities that are subject to puts or standby commitments. The Fund will not invest more than 10% of its net assets in illiquid securities. The Fund reserves the right to enter into reverse repurchase agreements and engage in securities lending.

The Fund will use NRSROs such as Standard & Poor's Corporation and Moody's Investors Service, Inc. when determining security credit ratings.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS. Investments by a money market fund are subject to limitations imposed under regulations adopted by the Securities and Exchange Commission (the "SEC"). These regulations impose certain quality, maturity and diversification restraints on investments by a money market fund. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"); or (ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. A money market fund may invest up to 25% of its assets in "first tier" securities of a single issuer for a period of up to three business days. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. The SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements. The Fund invests only in first tier securities.

DESCRIPTION OF PERMITTED INVESTMENTS

ASSET-BACKED SECURITIES - Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other asset-backed securities may be created in the future. These securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Asset-backed securities may also be debt obligations, which are known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.

Asset-backed securities are not issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card-holder. There may be a limited secondary market for such securities.

BANKERS' ACCEPTANCES - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT - Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

COMMERCIAL PAPER - Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

EURODOLLAR AND YANKEE BANK OBLIGATIONS - Eurodollar bank obligations are U.S. dollar denominated certificates of deposit or time deposits issued outside the United States by foreign branches of U.S. banks or by foreign banks. Yankee bank obligations are U.S. dollar denominated obligations issued in the United States by foreign banks.

ILLIQUID SECURITIES - Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a fund. Under the supervision of Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not invest more than 10% of its net assets in illiquid securities.

OBLIGATIONS OF SUPRANATIONAL ENTITIES - Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

REPURCHASE AGREEMENTS - Repurchase agreements are agreements by which a person (E.G., the Fund) obtains a security and simultaneously commits to return the security to the seller (a primary securities dealer as recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Fund for purposes of its investment limitations. The repurchase agreements entered into by the Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the appropriate Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

RESTRICTED SECURITIES - Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Permitted investments for the Fund includes restricted securities. Restricted securities, including securities eligible for re-sale under 1933 Act Rule 144A, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Fund Adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the particular Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such Restricted Securities, each Adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.

REVERSE REPURCHASE AGREEMENTS - Reverse repurchase agreements are agreements by which the Fund sells securities to financial institutions and simultaneously agrees to repurchase those securities at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, the Fund will place liquid assets having a value equal to the repurchase price in a segregated custodial account and monitor this account to ensure equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

SECURITIES LENDING - The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its investment adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SECURITIES OF FOREIGN GOVERNMENTS - The Fund may invest in U.S. dollar denominated obligations of foreign governments. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

SECURITIES OF FOREIGN ISSUERS - There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities.

STANDBY COMMITMENTS AND PUTS - The Fund may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Fund would limit its put transactions to institutions which the Adviser believes present minimal credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in the Fund will not exceed 1/2 of 1% of the value of the total assets of the Fund calculated immediately after any such put is acquired.

STRIPPED GOVERNMENT SECURITIES - The Fund may purchase Separately Traded Registered Interest and Principal Securities ("STRIPS") that are created when the coupon payments and the principal payment are stripped from an outstanding United States Treasury bond by the Federal Reserve Bank of New York and sold separately. The Fund may not actively trade STRIPS.

TIME DEPOSITS - Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or a remaining term to maturity in excess of seven (7) days are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS - U.S. government agency obligations are obligations issued or guaranteed by agencies or instrumentalities of the U.S. government. Agencies of the U.S. government which issue obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the U.S. government include securities issued by, among others, Federal Home Loan Banks, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the United States Postal Service as well as government trust certificates. Some of these securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury and still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. TREASURY OBLIGATIONS - U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS.

VARIABLE AND FLOATING RATE INSTRUMENTS - Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will maintain with the Custodian a separate account with liquid assets in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

INVESTMENT LIMITATIONS


The following are fundamental policies of the Fund and cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term majority of the outstanding shares means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. The Fund may not:


1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements involving such securities and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered a separate industry; and (iv) asset-backed securities will be classified according to the underlying assets securing such securities.

3. Make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this Statement of Additional Information.

4. Borrow money, except that the Fund may (i) enter into reverse repurchase agreements and (ii) borrow money for temporary or emergency purposes and then only in an amount not exceeding 33 1/3% of the value of its total assets. Any borrowing will be done from a bank and asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

5.    Acquire more than 5% of the voting securities of any one issuer.

6.    Invest in companies for the purpose of exercising control.

7. Pledge, mortgage or hypothecate assets except to secure temporary borrowings in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

8. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of the Fund, it may invest in municipal securities or other marketable obligations secured by real estate or interests therein.

9. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.

10. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling the Fund security.

11. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

12. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

13. Purchase or retain securities of an issuer if, to the knowledge of the Fund, an officer, trustee, partner or director of the Trust or any investment adviser of the Fund owns beneficially more than 0.5% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 0.5% of such shares or securities together own more than 5% of such shares or securities.

14. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

15.   Write puts, calls, options or combinations thereof or invest in warrants.

The foregoing percentages will apply at the time of the purchase of a security.

THE ADVISER


GENERAL. AIG Capital Management Corp. (the "Adviser") is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was formed in June 1994. The Adviser is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company, which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related and financial services activities in the United States and abroad. Its officers and employees include individuals with investment management experience, including experience with short-term investments. The principal business address of the Adviser is 70 Pine Street, New York, New York 10270. As of December 31, 2002, the Adviser had discretionary management authority with respect to approximately $5.1 billion of assets under management.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of each Fund. The Adviser has voluntarily agreed to waive 10 basis points (0.10%) of its fees and to waive additional fees and/or reimburse certain expenses of the Fund to the extent necessary in order to limit net operating expenses to an annual rate of not more than 0.40% of the average daily net assets of the Class A shares of the Fund and not more than 0.75% of the average daily net assets of the Class B Shares of the Fund. The Adviser may discontinue all or part of this voluntary waiver at any time. For the fiscal years ended October 31, 2000 , 2001 and 2002, the Fund paid the Adviser the following advisory fees:

---------------------------------------------------------------------------------------------------------------
        FUND                           FEES PAID                                    FEES WAIVED
---------------------------------------------------------------------------------------------------------------
                         2000            2001            2002          2000             2001            2002
---------------------------------------------------------------------------------------------------------------
Money Market          $1,138,790      $1,270,072      $2,088,431     $759,176         $846,703       $1,391,891
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THE ADMINISTRATOR


General. SEI Investments Global Funds Services (the "Administrator") (formerly named SEI Investments Mutual Funds Services), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.


ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Trust shall pay the Administrator compensation for services rendered at an annual rate of 0.06% of the Fund's average daily net assets up to $500 million; 0.05% of the average daily net assets from $500 million up to and including $1 billion; and 0.04% of the average daily net assets in excess of $1 billion. There is a minimum annual fee of $95,000 per portfolio plus $15,000 for each additional class. For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid the Administrator the following fees:

------------------------------------------------------------------------------------------------------------
           FUND                            FEES PAID                                 FEES WAIVED*
------------------------------------------------------------------------------------------------------------
                                2000          2001         2002          2000            2001           2002
------------------------------------------------------------------------------------------------------------
AIG Money Market              $431,278      $403,821      $637,063      $29,857         $64,390      $70,000
------------------------------------------------------------------------------------------------------------


* The Trust and the Administrator entered into an agreement dated May 19, 2000 whereby the Administrator agrees to pay the Fund's transfer agency expenses up to a maximum of $70,000 annually to the extent aggregate annual average net assets of Class A and Class B Shares remain greater than $450 million. A waiver of the Administration fee on a dollar for dollar basis will offset transfer agency expenses billed to the Fund.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares, and which applies to both Class A and Class B shares of the Fund.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

DISTRIBUTION PLAN. The Trust has adopted a Distribution Plan (the "Plan") with respect to the Fund's Class B shares in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.


The Plan provides that Class B shares of the Fund will pay the Distributor a fee of 0.35% of the average daily net assets of the Class, which the Distributor may use to make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the

Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or the provision of shareholder services with respect to shares. The Trust intends to operate the Plan in accordance with its terms and with the NASD rules concerning sales charges.

The Distributor has appointed AIG Equity Sales Corp. (the "Sub-Distributor"), a wholly-owned subsidiary of AIG and an affiliate of the Adviser, as sub-distributor and servicing agent with respect to the Class B shares of the Fund. The Sub-Distributor may appoint additional sub-distributors and/or servicing agents.


For the fiscal years ended October 31, 2000 , 2001 and 2002, the Class B Shares of the Fund paid the Distributor the following fees pursuant to the Plan, all of which were paid to the Sub-Distributor:

----------------------------------------------------------------------------------------------------
                         12B-1 FEES PAID                      2B-1 FEES RETAINED BY THE DISTRIBUTOR
----------------------------------------------------------------------------------------------------
         2000                 2001              2002          2000            2001             2002
----------------------------------------------------------------------------------------------------
       $383,263             $557,971          $566,628         $0              $0              $0
----------------------------------------------------------------------------------------------------


THE TRANSFER AGENT


DST Systems, Inc., Kansas City, Missouri, serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.


THE CUSTODIAN


Wachovia Bank N.A., 123 Broad Street, Philadelphia, PA 19109 acts as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT PUBLIC ACCOUNTANT

KPMG LLP serves as the independent auditors for the Fund.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST


BOARD RESPONSIBILITIES. The management and affairs of the Trust and of the Fund is supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's 45 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.


MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.


ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* (since
1991) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and

SEI Tax Exempt Trust.


JOHN T. COONEY (DOB 01/20/27) -- Trustee (since 1993) -- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (since 1992) -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee (Since 1993) -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee (Since 1993) -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee (Since 1994) -- Partner, Dechert Price & Rhoads (law firm), September 1987 - December 1993; Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee (Since 1999) -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.


----------
* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:


o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent auditor to the fund and certain other affiliated entities;

      serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three times in the most recently completed Trust fiscal year.


o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met thirteen times in the most recently completed Trust fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before this year's meeting, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds;
(g) the level of the Adviser's profitability from its Fund-related operations;
(h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Agreement for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.


----------------------------------------------------------------------------------------------------------------------
       NAME                   DOLLAR RANGE OF FUND SHARES*               AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)*
----------------------------------------------------------------------------------------------------------------------
    Nesher                                None                                                None
----------------------------------------------------------------------------------------------------------------------
    Cooney                                None                                                None
----------------------------------------------------------------------------------------------------------------------
    Doran                                 None                                                None
----------------------------------------------------------------------------------------------------------------------
    Patterson                             None                                                None
----------------------------------------------------------------------------------------------------------------------
    Peters                                None                                                None
----------------------------------------------------------------------------------------------------------------------
    Storey                                None                                                None
----------------------------------------------------------------------------------------------------------------------
    Sullivan                              None                                                None
----------------------------------------------------------------------------------------------------------------------


*     Valuation date is December 31, 2002.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


----------------------------------------------------------------------------------------------------------------------------------
                                                     Pension or Retirement                                 Total Compensation from
                               Aggregate            Benefits Accrued as Part       Estimated Annual           the Trust and Fund
        Name                  Compensation              of Fund Expenses       Benefits Upon Retirement            Complex*
----------------------------------------------------------------------------------------------------------------------------------
    Nesher                       $     0                       N/A                       N/A                       $     0
----------------------------------------------------------------------------------------------------------------------------------
    Cooney                       $16,295                       N/A                       N/A                       $16,295
----------------------------------------------------------------------------------------------------------------------------------
    Doran                        $     0                       N/A                       N/A                       $     0
----------------------------------------------------------------------------------------------------------------------------------
    Patterson                    $16,988                       N/A                       N/A                       $16,988
----------------------------------------------------------------------------------------------------------------------------------
    Peters                       $16,988                       N/A                       N/A                       $16,988
----------------------------------------------------------------------------------------------------------------------------------
    Storey                       $16,988                       N/A                       N/A                       $16,988
----------------------------------------------------------------------------------------------------------------------------------
    Sullivan                     $16,988                       N/A                       N/A                       $16,988
----------------------------------------------------------------------------------------------------------------------------------


*     The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456.

None of the Officers receive compensation from the Trust for their services.


Certain officers of the Trust also serve as officers to one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


JAMES R. FOGGO (DOB 06/30/64) -- President (since 2000) -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.


TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary (since
2000) -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads (law firm), 1997-1999. Associate, at Richter, Miller & Finn (law firm), 1994-1997.


TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary (since 1995) -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.


CHRISTINE M. McCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP (law firm), 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads (law firm), 1990-1991.


SHERRY K. VETTERLEIN (DOB 06/22/62) -- Vice President and Assistant Secretary (since 2001) -- Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.


WILLIAM E. ZITELLI, JR. (DOB 6/14/68) -- Vice President and Secretary (since
2000) -- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group 1998-2000. Associate at Pepper Hamilton LLP (law firm), 1997-1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm), 1994-1997.

JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer (since 2001) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.


JOHN C. MUNCH (DOB 05/07/71) - Vice President and Assistant Secretary (since
2002) - Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin (law firm), 1998-2001. Associate at Seward & Kissel (law firm), 1996-1998.

JOHN MUNERA (DOB 01/14/63) - Vice President and Assistant Secretary - Middle Office Compliance Officer at SEI Investments since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia 1998-2000. B.A. Political Science, University of Pennsylvania, 1986; MBA Temple University, 2000.


PERFORMANCE INFORMATION

From time to time, the Fund may include the Fund's yield, effective yield, total return or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Computation of Yield" and "Calculation of Total Return" for more information on methodology of calculations.

Performance information for the Fund contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, the Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

COMPUTATION OF YIELD

CURRENT YIELD. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified seven-day period. The yield is calculated by assuming that the income generated by the investment during that seven-day period is generated in each period over one year and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed investment. In particular, these yields will be calculated as follows:

The current yield of the Fund will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change during the period (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective yield of the Fund is determined by computing the net change during the period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return, according to the following formula:

            Effective Yield = [(Base Period Return + 1)(365/7)] - 1.

The effective yield reflects the reinvestment of net income earned daily on the Fund's assets.


For the seven-day period ended October 31, 2002, the end of the Fund's most recent fiscal year, the current yields and effective yields for Class A shares of the Fund were 1.62% and 1.59%, respectively, and for Class B shares were 1.27 % and 1.24 %, respectively.


CALCULATION OF TOTAL RETURN

The total return of the Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Trust commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period. Total return is calculated separately for each class of shares of the Trust.


HISTORICAL PERFORMANCE. The average annual total return for each of the Fund's classes was as follows for the one-year, five-year and since inception periods ended October 31, 2002.

---------------------------------------------------------------------------------------------------------
 CLASS (INCEPTION DATE)                                 AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------------------------------------------------------
                                          ONE YEAR                FIVE YEAR               SINCE INCEPTION
---------------------------------------------------------------------------------------------------------
CLASS A (12/01/94)                          1.71%                   4.58%                     4.90%
---------------------------------------------------------------------------------------------------------
CLASS B (02/16/95)                          1.36%                   4.21%                     4.52%
---------------------------------------------------------------------------------------------------------


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (NYSE) is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Fund is provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES


The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualifications as a RIC. The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.


In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans , gains from the sale or other disposition of stock, securities, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derives with respect to its business of investing in such stock, securities or currencies, or certain other income; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. The Board reserves the right not to maintain qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Shareholder Treatment. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

Foreign Taxes. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in a fund.

State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.


FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.


For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------------------------------------------------
      FUND               AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
--------------------------------------------------------------------------------
                           2000                 2001                      2002
--------------------------------------------------------------------------------
AIG Money Market          $35,818              $76,351                  $107,440
--------------------------------------------------------------------------------


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


For the Trust's most recently completed fiscal year ended October 31, 2002, the Fund's paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:


-------------------------------------------------------------------------------------------------------------
                                                                          TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                            TOTAL DOLLAR AMOUNT OF BROKERAGE              INVOLVING BROKERAGE COMMISSIONS FOR
      FUND                  COMMISSIONS FOR RESEARCH SERVICES                      RESEARCH SERVICES
-------------------------------------------------------------------------------------------------------------
AIG Money Market                           $0                                             $0
-------------------------------------------------------------------------------------------------------------

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Distributor and reflect fees paid in connection with Fund repurchase agreement transactions.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                  PERCENTAGE OF TOTAL
                             AGGREGATE DOLLAR AMOUNT OF            PERCENTAGE OF TOTAL           BROKERAGE TRANSACTIONS
                            BROKERAGE COMMISSIONS PAID TO         BROKERAGE COMMISSIONS       EFFECTED THROUGH AFFILIATED
           FUND                  AFFILIATED BROKERS            PAID TO AFFILIATED BROKERS               BROKERS
--------------------------------------------------------------------------------------------------------------------------
                            2000         2001         2002                2002                            2002
--------------------------------------------------------------------------------------------------------------------------
AIG Money Market           $35,818     $76,351      $107,440              100%                            100%
--------------------------------------------------------------------------------------------------------------------------

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of their most recent fiscal year. As of October 31, 2002, the Fund held approximately $46,000 of debt securities issued by J.P. Morgan Chase .


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS


As of February 3, 2003, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of each class of the Fund. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act.

            SHAREHOLDER                           NUMBER OF SHARES          %
            -----------                           ----------------         ---

CLASS A:    AI Aviation-Premium
            c/o AIG Inc.                          138,773,799.5200        17.70%
            70 Pine Street 19th Floor
            New York, NY 10270-0002

            American General Life INV             105,970,567.9200        13.52%
            AIG Att B Cheung
            72 Wall Street 9th Floor
            New York, NY 10005-2800

            AMERICAN GENERAL LIFE AND ACCIDENT     54,060,848.4500         6.90%
            Inv.
            AIG Att B Cheung
            72 Wall Street 9th Floor
            New York, NY 10005-2800

CLASS B:    NUF/Machine Deductible
            Attn: AIG Treasury                     49,614,321.4000        36.86%
            70 Pine Street  17TH FLOOR
            New York, NY  10270-0002


The Trust believes that most of the shares referred to above were held by the above persons in accounts for their fiduciary, agency or custodial customers.

EXPERTS


The financial statements incorporated by reference in this prospectus have been audited by KPMG LLP, independent auditors, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.


FINANCIAL STATEMENTS


The financial statements for the fiscal year ended October 31, 2002, including notes thereto and the report of KPMG LLP thereon, are herein incorporated by reference. A copy of the Fund's 2002 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information. Shareholders may get copies of the Fund's Annual Reports free of charge by calling toll-free 1-800-249-7445

                                    APPENDIX

                             DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      -     Leading market positions in well-established industries.

      -     High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

      - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

      - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                       STATEMENT OF ADDITIONAL INFORMATION


                         THE ADVISORS' INNER CIRCLE FUND
                                  MARCH 1, 2003


                               INVESTMENT ADVISER:
                         COMMERCE CAPITAL MARKETS, INC.


This Statement of Additional Information (SAI) is not a prospectus. THIS SAI RELATES TO THE FOLLOWING SERIES of The Advisors' Inner Circle Fund (the "Trust"):


                  COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND
             COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND


IT IS INTENDED TO PROVIDE ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE TRUST AND THE COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND AND THE COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND (EACH A "FUND" AND TOGETHER, THE "FUNDS") AND SHOULD BE READ IN CONJUNCTION WITH THE COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUNDS' PROSPECTUS DATED DECEMBER 12, 2002 AND THE COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND'S PROSPECTUS DATED MARCH 1, 2003. This SAI is incorporated by reference into the FUNDS' prospectuses. Capitalized terms not defined herein are defined in the prospectuses. Prospectuses may be obtained by writing to the Trust or calling toll-free 1-866-733-4544.

                                TABLE OF CONTENTS
                                                                            PAGE
THE TRUST....................................................................S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES..............S-1
DESCRIPTION OF PERMITTED INVESTMENTS.........................................S-2
INVESTMENT LIMITATIONS.......................................................S-5
THE ADVISER..................................................................S-7
THE ADMINISTRATOR............................................................S-8
THE DISTRIBUTOR..............................................................S-9
THE TRANSFER AGENT..........................................................S-10
THE CUSTODIAN...............................................................S-10
INDEPENDENT PUBLIC ACCOUNTANT...............................................S-10
LEGAL COUNSEL...............................................................S-10
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-10
PERFORMANCE INFORMATION.....................................................S-15
COMPUTATION OF YIELD........................................................S-15
CALCULATION OF TOTAL RETURN.................................................S-16
PURCHASING AND REDEEMING SHARES.............................................S-16
DETERMINATION OF NET ASSET VALUE............................................S-16
FUND TRANSACTIONS...........................................................S-20
DESCRIPTION OF SHARES.......................................................S-22
SHAREHOLDER LIABILITY.......................................................S-22
LIMITATION OF TRUSTEES' LIABILITY...........................................S-23
CODE OF ETHICS..............................................................S-23
5% AND 25% SHAREHOLDERS.....................................................S-23
APPENDIX.....................................................................A-1

THE TRUST

The Funds are separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. Minimum investment requirements and investor eligibility are described in the prospectus. For more information on shareholder servicing and distribution expenses, see the "Distributor." All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.


DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds in some or all of the following classes: Institutional Class Shares, Administration Class Shares and Service Class Shares. The different classes provide for variations in certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectuses. For more information on shareholder servicing and distribution expenses, see the "Distributor." The Funds are currently offered in the following classes of shares:


----------------------------------------------------- -------------------------- ------------------------- ------------------------
                        FUND                           INSTITUTIONAL (I) CLASS     ADMINISTRATION CLASS        SERVICE (S) CLASS
----------------------------------------------------- -------------------------- ------------------------- ------------------------
Government Money Market Fund                                      X                         X
----------------------------------------------------- -------------------------- ------------------------- ------------------------
Treasury Obligations Money Market Fund                                                                                 X
----------------------------------------------------- -------------------------- ------------------------- ------------------------


VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Funds fail to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Funds' investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

INVESTMENT OBJECTIVE. The investment objective of each Fund is high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. Each Fund's investment objective is fundamental and cannot be changed without the consent of shareholders. There is no assurance that either Fund will achieve its investment objective. Although each Fund seeks to maintain a constant net asset value of $1.00 per share, it is possible to lose money by investing in the Funds. Each Fund is classified as A "diversified" investment COMPANY under the Investment Company Act of 1940 ("1940 Act").


INVESTMENT STRATEGIES. IN SEEKING ITS INVESTMENT OBJECTIVE, THE TREASURY OBLIGATIONS MONEY MARKET FUND WILL INVEST PRIMARILY IN (I) BILLS, NOTES AND BONDS ISSUED BY THE UNITED STATES TREASURY ("U.S. TREASURY OBLIGATIONS") AND SEPARATELY TRADED INTEREST AND PRINCIPAL COMPONENT PARTS OF SUCH OBLIGATIONS ("STRIPPED GOVERNMENT SECURITIES"); AND (II) REPURCHASE AGREEMENTS WITH RESPECT TO THE FOREGOING.

In seeking its investment objective, the Government Money Market Fund will invest primarily in (i) U.S. Treasury Obligations and Stripped Government Securities; (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. government; and (iii) repurchase agreements with respect to the foregoing.




The Funds may invest in securities that pay interest on a variable or floating rate basis. The Funds may also invest in shares of registered money market funds. In addition, the Funds may acquire securities on a when-issued basis and may buy securities that are subject to puts or standby commitments. NO FUND will invest more than 10% of its net assets in illiquid securities. The Funds reserve the right to enter into reverse repurchase agreements and engage in securities lending.


The Funds will use NRSROs such as Standard & Poor's Corporation and Moody's Investors Service, Inc. when determining security credit ratings.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS. Investments by a money market fund are subject to limitations imposed under regulations adopted by the U.S. Securities and Exchange Commission ("SEC"). These regulations impose certain quality, maturity and diversification restraints on investments by a money market fund. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"); or (ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. A money market fund may invest up to 25% of its assets in "first tier" securities of a single issuer for a period of up to three business days. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. The SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements. The Funds invest only in first tier securities.

DESCRIPTION OF PERMITTED INVESTMENTS

ILLIQUID SECURITIES - Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Funds' illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Funds may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Funds. Under the supervision of Trust's Board of Trustees, the Adviser determines the liquidity of the Funds' investments. In determining the liquidity of the Funds' investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). NO FUND will invest more than 10% of its net assets in illiquid securities.


REPURCHASE AGREEMENTS - Repurchase agreements are agreements by which a person (E.G., the Funds) obtains a security and simultaneously commits to return the security to the seller (a primary securities dealer as recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Funds for purposes of their investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the appropriate Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Funds could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Funds may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Funds are treated as an unsecured creditor and required to return the underlying security to the seller's estate.

REVERSE REPURCHASE AGREEMENTS - Reverse repurchase agreements are agreements by which the Funds sell securities to financial institutions and simultaneously agrees to repurchase those securities at a mutually agreed-upon date and price. At the time the Funds enter into a reverse repurchase agreement, the Funds will place liquid assets having a value equal to the repurchase price in a segregated custodial account and monitor this account to ensure equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Funds under the 1940 Act.

SECURITIES OF OTHER INVESTMENT COMPANIES - Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which the Funds can invest in securities of other investment companies. The Funds are prohibited from acquiring the securities of another investment company if, as a result of such acquisition:
(1) the Funds own more than 3% of the total voting stock of the other company;
(2) securities issued by any one investment company represent more than 5% of the Funds' total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Funds.

SECURITIES LENDING - The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board of Trustees.

These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Funds (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent.

By lending its securities, the Funds may increase their income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government Securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Funds must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Funds must be able to terminate the loan on demand; (iv) the Funds must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Funds may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Funds' administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Funds must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Funds' ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

STANDBY COMMITMENTS AND PUTS - The Funds may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Funds to meet redemptions and remain as fully invested as possible in municipal securities. The Funds reserve the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Funds would limit their put transactions to institutions which the Adviser believes present minimal credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Funds would be a general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Funds and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Funds could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Funds. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Funds could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Funds, the Funds could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Funds may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in the Funds will not exceed 1/2 of 1% of the value of the total assets of the Funds calculated immediately after any such put is acquired.

STRIPPED GOVERNMENT SECURITIES - The Funds may purchase Separately Traded Registered Interest and Principal Securities ("STRIPS") that are created when the coupon payments and the principal payment are stripped from an outstanding United States Treasury bond by the Federal Reserve Bank of New York and sold separately.

U.S. GOVERNMENT AGENCY OBLIGATIONS - U.S. government agency obligations are obligations issued or guaranteed by agencies or instrumentalities of the U.S. government. Agencies of the U.S. government which issue obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the U.S. government include securities issued by, among others, Federal Home Loan Banks, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the United States Postal Service as well as government trust certificates. Some of these securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury and still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. TREASURY OBLIGATIONS - U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS.

VARIABLE AND FLOATING RATE INSTRUMENTS - Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Funds before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Funds generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Funds may dispose of a when-issued security or forward commitment prior to settlement if they deem appropriate.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed without the consent of the holders of a majority of the Funds' outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Funds' shares present at a meeting, if more than 50% of the outstanding shares of the Funds are present or represented by proxy, or (ii) more than 50% of the Funds' outstanding shares, whichever is less.

The Funds may not:


1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Funds would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Funds on the last day of each fiscal quarter. This restriction applies to 75% of the assets OF EACH FUND.


2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Funds to purchase securities or require the Funds to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Funds have borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Funds may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

5. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

NON-FUNDAMENTAL POLICIES

The following investment policies are non-fundamental policies of the Funds and may be changed by the Funds' Board of Trustees.

No Fund may:

1. Invest in illiquid securities in an amount exceeding, in the aggregate, 10% of the Fund's net assets.

2. Purchase securities on margin or effect short sales, except that the Funds may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.

4. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Funds may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

5. With respect to the Government Money Market Fund, change its policy to invest at least 80% of its net assets in U.S. Treasury and U.S. Government agency securities, and repurchase agreements involving these securities, without 60 days' written notice to shareholders.

6. With respect to the Treasury Obligations Money Market Fund, change its policy to invest at least 80% of its net assets in U.S. Treasury securities, and repurchase agreements involving these securities, without 60 days' written notice to shareholders.

The foregoing percentages are: (i) based on total assets (except for the limitation on illiquid securities which is based on net assets); (ii) will apply at the time of purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after as a result of a purchase of a security.

THE ADVISER


GENERAL. Commerce Capital Markets, Inc. (the "Adviser") is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was formed in 1981. The Adviser is wholly owned non-bank subsidiary of Commerce Bank, N.A. The principal business address of the Adviser is One Commerce Square, 2005 Market Street, Suite 200, Philadelphia, PA 19103. As of DECEMBER 31, 2002, the Adviser had discretionary management authority with respect to approximately $138 million of assets under management.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for the Funds and continuously reviews, supervises and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Trustees of the Trust. AFTER THE INITIAL TWO YEAR TERM, THE continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.50% of the average daily net assets of the Government Money Market Fund and an annual rate of 0.30% of the average daily net assets of the Treasury Obligations Money Market Fund. The Adviser has voluntarily agreed to waive a portion of its fees and/or reimburse certain expenses of the Government Money Market Fund to the extent necessary in order to limit net operating expenses to an annual rate of not more than 0.50% (exclusive of any distribution or shareholder service fees) of the average daily net assets of the Fund. The Adviser reserves the right to terminate this voluntary waiver or any reimbursements for this Fund at any time. The Adviser has contractually agreed to waive a portion of its fee and/or reimburse certain expenses of the Treasury Obligations Money Market Fund to the extent necessary in order to limit net operating expenses to an annual rate of not more than 0.73% (exclusive of any distribution or shareholder service fees) of the average daily net assets of the Fund for a period of one year from the date of the prospectus. FOR THE FISCAL YEAR ENDED OCTOBER 31, 2002, THE FUNDS PAID THE ADVISER THE FOLLOWING ADVISORY FEES:

-------------------------------------------------------------------------- --------------------------------- -----------------------
                                  FUND                                                FEES PAID                     FEES WAIVED
-------------------------------------------------------------------------- --------------------------------- -----------------------
                                                                                         2002                           2002
-------------------------------------------------------------------------- --------------------------------- -----------------------
COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND*                                         $52,417                        $53,011
-------------------------------------------------------------------------- --------------------------------- -----------------------
COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND                                   **                             **
-------------------------------------------------------------------------- --------------------------------- -----------------------

* THE COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND COMMENCED OPERATIONS ON SEPTEMBER 9, 2002.
** THE COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND HAD NOT YET
   COMMENCED OPERATIONS AS OF OCTOBER 31, 2002.

THE ADMINISTRATOR


GENERAL. SEI Investments Global Funds Services (the "Administrator") (FORMERLY NAMED SEI INVESTMENTS MUTUAL FUNDS SERVICES), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to OTHER MUTUAL FUNDS.


ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Trust shall pay the Administrator compensation for services rendered at an annual rate of 0.07% of the Funds' average daily net assets up to $500 million; 0.06% of the average daily net assets from $500 million up to and including $1 billion; and 0.05% of the average daily net assets in excess of $1 billion. There is a minimum annual fee of $95,000 per portfolio plus $15,000 for each additional class. FOR THE FISCAL YEAR ENDED OCTOBER 31, 2002, THE FUNDS PAID THE ADMINISTRATOR THE FOLLOWING FEES:

-------------------------------------------------------------------------- --------------------------------- -----------------------
                                  FUND                                                FEES PAID                     FEES WAIVED
-------------------------------------------------------------------------- --------------------------------- -----------------------
                                                                                         2002                           2002
-------------------------------------------------------------------------- --------------------------------- -----------------------
COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND*                                         $14,760                           $0
-------------------------------------------------------------------------- --------------------------------- -----------------------
COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND                                   **                             **
-------------------------------------------------------------------------- --------------------------------- -----------------------

* THE COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND COMMENCED OPERATIONS ON SEPTEMBER 9, 2002.
** THE COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND HAD NOT YET
   COMMENCED OPERATIONS AS OF OCTOBER 31, 2002.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

DISTRIBUTION PLAN. The Trust has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

o ADMINISTRATION CLASS SHARES. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor ("Service Providers"), may receive up to 0.25% of each Fund's assets attributable to Administration Class Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act.

o SERVICE CLASS SHARES. Under the Plan, the Distributor, or designated Service Providers, may receive up to 0.50% of each Fund's assets attributable to Service Class Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act.

o DESCRIPTION OF DISTRIBUTION AND SHAREHOLDER SERVICES. Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Funds), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

         Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Services Provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Funds on behalf of clients.

THE TRANSFER AGENT


Forum Shareholder Services, LLC, Two Portland Square, Portland, MAINE 04101 serves as the transfer agent and dividend disbursing agent for the FUNDS under a transfer agency agreement with the Trust.


THE CUSTODIAN


WACHOVIA Bank N.A., 123 Broad Street, Philadelphia, PENNSYLVANIA 19109 acts as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT PUBLIC ACCOUNTANT

KPMG LLC serves as the independent public ACCOUNTANT FOR the Funds.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST


BOARD RESPONSIBILITIES. The management and affairs of the Trust and of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Funds and each of the Trust's additional 45 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.


MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.


ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* (since
1991) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27)-- Trustee (since 1993)-- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (since 1992) -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee (Since 1993) -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee (Since 1993) -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee (Since 1994) -- Partner, Dechert Price & Rhoads (LAW FIRM), September 1987 - December 1993; Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee (Since 1999) -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

--------------------------
* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:


o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as EACH FUND'S independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; PRE-APPROVING AUDIT AND NON-AUDIT SERVICES PROVIDED BY EACH FUND'S INDEPENDENT AUDITOR TO THE TRUST AND CERTAIN OTHER AFFILIATED ENTITIES; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing EACH FUND'S audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with EACH FUND'S independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing EACH FUND'S financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met [TWO] times in the most recently completed Trust fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met THIRTEEN times in the most recently completed Trust fiscal year.


o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet in during the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement, AFTER THE INITIAL TWO YEAR TERM, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before this year's meeting, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Adviser charges the Funds compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Funds' overall fees and operating expenses compared with similar mutual funds;
(g) the level of the Adviser's profitability from its Fund-related operations;
(h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Funds' performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.


Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Funds; and (c) agreed to APPROVE the Agreement for AN INITIAL TWO-year TERM.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.



----------------------- ------------------------------------------------------------ --------------------------------------------
             NAME                          DOLLAR RANGE OF FUND SHARES (FUND)*            AGGREGATE DOLLAR RANGE OF SHARES (ALL
                                                                                                       FUNDS)*
----------------------- ------------------------------------------------------------ --------------------------------------------
            Nesher               None (Government Money Market)                                              None
                                 None (Treasury Obligations Money Market)
----------------------- ------------------------------------------------------------ --------------------------------------------
            Cooney               None (Government Money Market)
                                 None (Treasury Obligations Money Market)
----------------------- ------------------------------------------------------------ --------------------------------------------
             Doran               None (Government Money Market)
                                 None (Treasury Obligations Money Market)
----------------------- ------------------------------------------------------------ --------------------------------------------
           Patterson             None (Government Money Market)
                                 None (Treasury Obligations Money Market)
----------------------- ------------------------------------------------------------ --------------------------------------------
            Peters               None (Government Money Market)
                                 None (Treasury Obligations Money Market)
----------------------- ------------------------------------------------------------ --------------------------------------------
            Storey               None (Government Money Market)
                                 None (Treasury Obligations Money Market)
----------------------- ------------------------------------------------------------ --------------------------------------------
           Sullivan              None (Government Money Market)
                                 None (Treasury Obligations Money Market)
----------------------- ------------------------------------------------------------ --------------------------------------------

*        Valuation date is December 31,  2002.

BOARD COMPENSATION.  The Trust paid the following fees to the Trustees during its most recently completed fiscal year.
----------------------- -------------------------- --------------------------- -------------------------- --------------------------
                                                          Pension or                                                Total
                                                      Retirement Benefits             Estimated             Compensation from the
                               Aggregate            Accrued as Part of Fund       Annual Benefits Upon          Trust and Fund
           Name              Compensation                 Expenses                    Retirement                   Complex*
----------------------- -------------------------- --------------------------- -------------------------- --------------------------
            Nesher                 $0                         N/A                         N/A                        $0
----------------------- -------------------------- --------------------------- -------------------------- --------------------------
            Cooney               $16,295                      N/A                         N/A                     $16,295
----------------------- -------------------------- --------------------------- -------------------------- --------------------------
             Doran                 $0                         N/A                         N/A                        $0
----------------------- -------------------------- --------------------------- -------------------------- --------------------------
           Patterson             $16,988                      N/A                         N/A                     $16,988
----------------------- -------------------------- --------------------------- -------------------------- --------------------------
            Peters               $16,988                      N/A                         N/A                     $16,988
----------------------- -------------------------- --------------------------- -------------------------- --------------------------
            Storey               $16,988                      N/A                         N/A                     $16,988
----------------------- -------------------------- --------------------------- -------------------------- --------------------------
           Sullivan              $16,988                      N/A                         N/A                     $16,988
----------------------- -------------------------- --------------------------- -------------------------- --------------------------

* The Trust is the only investment company in the "Fund Complex."


TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.


Certain officers of the Trust also serve as officers of ONE OR MORE MUTUAL FUNDS FOR WHICH SEI INVESTMENTS COMPANY OR ITS AFFILIATES ACT AS INVESTMENT MANAGER, ADMINISTRATOR OR DISTRIBUTOR.

JAMES R. FOGGO (DOB 06/30/64) -- President (since 2000) -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary (since
2000) -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads (LAW FIRM), 1997-1999. Associate, at Richter, Miller & Finn (LAW FIRM), 1994-1997.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary (since 1995) -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP (LAW FIRM), 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads (LAW FIRM), 1990-1991.

SHERRY K. VETTERLEIN (DOB 06/22/62) -- Vice President and Assistant Secretary (since 2001) -- Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.


WILLIAM E. ZITELLI, JR. (DOB 6/14/68) -- Vice President and Secretary (since
2000) -- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group 1998-2000. Associate at Pepper Hamilton LLP (LAW FIRM), 1997-1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (LAW FIRM), 1994-1997.


JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer (since 2001) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

JOHN C. MUNCH (DOB 05/07/71) - Vice President and Assistant Secretary (since
2002) - Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin (LAW FIRM), 1998-2001. Associate at Seward & Kissel (LAW FIRM), 1996-1998.


JOHN MUNERA (DOB 01/14/63) - Vice President and Assistant Secretary - Middle Office Compliance Officer at SEI Investments since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia 1998-2000. B.A. Political Science, University of Pennsylvania, 1986; MBA Temple University, 2000.

PERFORMANCE INFORMATION

From time to time, the Funds may include the Funds' yield, effective yield, total return or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Funds refers to the annualized income generated by an investment in the Funds over a specified 30-day period. Quotations of average annual total return for the Funds will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Funds over a period of at least one, five, and ten years (up to the life of the Funds) (the ending date of the period will be stated). Total return of the Funds is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Funds' share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Computation of Yield" and "Calculation of Total Return" for more information on methodology of calculations.

Performance information for the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, the Funds' total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Funds will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

COMPUTATION OF YIELD

CURRENT YIELD. The yield of the Funds refers to the annualized income generated by an investment in the Funds over a specified seven-day period. The yield is calculated by assuming that the income generated by the investment during that seven-day period is generated in each period over one year and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized, the income earned by an investment in the Funds is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed investment. In particular, these yields will be calculated as follows:

The current yield of the Funds will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change during the period (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective yield of the Funds is determined by computing the net change during the period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return, according to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1.

The effective yield reflects the reinvestment of net income earned daily on the Funds' assets.

FOR THE SEVEN-DAY PERIOD ENDED OCTOBER 31, 2002, THE END OF THE FUND'S MOST RECENT FISCAL YEAR, THE CURRENT YIELD AND EFFECTIVE YIELD FOR THE COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND WERE X.XX% AND X.XX% RESPECTIVELY. THE COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND HAD NOT COMMENCED OPERATIONS AS OF OCTOBER 31, 2002.

CALCULATION OF TOTAL RETURN


TOTAL RETURN QUOTATION. The total return of A FUND refers to the average ANNUAL compounded rate of return OF a hypothetical investment for designated time periods (including but not limited to, the period from which THAT FUND commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)(n) = ERV, where P = a hypothetical initial INVESTMENT of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 INVESTMENT made at the beginning of the designated time period.


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (NYSE) is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Funds' securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

TAXES


The following is only a summary of certain additional federal income tax considerations generally affecting EACH FUND and ITS shareholders that IS INTENDED TO SUPPLEMENT THE DISCUSSION CONTAINED IN EACH FUND'S prospectus. No attempt is made to present a detailed explanation of the tax treatment of EACH FUND or ITS shareholders, and the discussion here and in EACH FUND'S prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult WITH their tax advisors with specific reference to their own tax situations, including their state, local, AND FOREIGN tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


QUALIFICATIONS AS A RIC


EACH FUND INTENDS to qualify and ELECTS to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, EACH FUND EXPECTS to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. THE BOARD RESERVES THE RIGHT NOT TO MAINTAIN THE QUALIFICATION OF A FUND AS A REGULATED INVESTMENT COMPANY IF IT DETERMINES SUCH COURSE OF ACTION TO BE BENEFICIAL TO SHAREHOLDERS.

IN ORDER TO BE TAXABLE AS A RIC, EACH FUND MUST DISTRIBUTE ANNUALLY TO ITS SHAREHOLDERS at least 90% of its net INVESTMENT INCOME (GENERALLY NET INVESTMENT INCOME PLUS THE EXCESS OF NET SHORT-TERM CAPITAL GAINS OVER NET LONG-TERM CAPITAL LOSSES, LESS OPERATING EXPENSES) AND AT LEAST 90% OF ITS NET tax exempt interest income, for each tax year, if any, to its shareholders ("DISTRIBUTION REQUIREMENT") and also must meet several additional requirements. Among these requirements are the following: (I) at least 90% of EACH FUND'S gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans , gains from the sale or other disposition of stock, SECURITIES, SECURITIES OR FOREIGN CURRENCIES, AND CERTAIN OTHER RELATED
INCOME, INCLUDING, GENERALLY, CERTAIN GAINS FROM OPTIONS, FUTURES, AND FORWARD CONTRACTS DERIVES WITH RESPECT TO ITS BUSINESS OF INVESTING IN SUCH STOCK, SECURITIES OR CURRENCIES, or certain other income; (ii) at the END of each FISCAL quarter of EACH FUND'S taxable year, at least 50% of the MARKET value of its total assets must be represented by cash and cash items, U.S. GOVERNMENT securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount NOT GREATER THAN

5% OF THE VALUE OF THE FUND'S TOTAL ASSETS OR MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF SUCH ISSUER, AND (III) AT THE END OF EACH FISCAL QUARTER OF EACH FUND'S TAXABLE YEAR, NOT MORE THAN 25% OF THE VALUE OF ITS TOTAL ASSETS IS INVESTED IN THE SECURITIES (OTHER THAN U.S. GOVERNMENT SECURITIES OR SECURITIES OF OTHER RICS) OF ANY ONE ISSUER OR TWO OR MORE ISSUERS THAT THE FUND CONTROLS AND WHICH ARE ENGAGED IN THE SAME, OR SIMILAR, OR RELATED TRADES OR BUSINESSES. FOR PURPOSES OF THE 90% GROSS INCOME REQUIREMENT ABOVE, FOREIGN CURRENCY GAINS THAT ARE NOT DIRECTLY RELATED TO EACH FUND'S PRINCIPAL BUSINESS OF INVESTING IN STOCK OR SECURITIES (OR OPTIONS OR FUTURES WITH RESPECT TO STOCK OR SECURITIES) MAY BE EXCLUDED FROM INCOME THAT QUALIFIES UNDER THE 90% REQUIREMENT.


IF A FUND FAILS TO QUALIFY AS A RIC FOR ANY YEAR, ALL OF ITS INCOME WILL BE SUBJECT TO FEDERAL INCOME TAX AT REGULAR CORPORATE RATES WITHOUT ANY DEDUCTION FOR DISTRIBUTIONS TO SHAREHOLDERS. IN SUCH CASE, ITS SHAREHOLDERS WOULD BE TAXED AS IF THEY RECEIVED ORDINARY DIVIDENDS, ALTHOUGH CORPORATE SHAREHOLDERS COULD BE ELIGIBLE FOR THE DIVIDENDS RECEIVED DEDUCTION. THE BOARD RESERVES THE RIGHT NOT TO MAINTAIN QUALIFICATION OF A FUND AS A RIC IF IT DETERMINES SUCH COURSE OF ACTION TO BE BENEFICIAL TO SHAREHOLDERS.

FEDERAL EXCISE TAX

NOTWITHSTANDING THE DISTRIBUTION REQUIREMENT DESCRIBED ABOVE, WHICH ONLY REQUIRES A FUND TO DISTRIBUTE AT LEAST 90% OF ITS ANNUAL INVESTMENT COMPANY INCOME AND DOES NOT REQUIRE ANY MINIMUM DISTRIBUTION OF NET CAPITAL GAIN, A FUND WILL BE SUBJECT TO A NONDEDUCTIBLE 4% FEDERAL EXCISE TAX TO THE EXTENT IT FAILS TO DISTRIBUTE, BY THE END OF ANY CALENDAR YEAR, AT LEAST 98% OF ITS ORDINARY INCOME FOR THAT YEAR AND 98% OF ITS CAPITAL GAIN NET INCOME (THE EXCESS OF SHORT- AND LONG-TERM CAPITAL GAIN OVER SHORT- AND LONG-TERM CAPITAL LOSS) FOR THE ONE-YEAR PERIOD ENDING ON OCTOBER 31 OF THAT YEAR, PLUS CERTAIN OTHER

AMOUNTS. EACH FUND INTENDS TO MAKE SUFFICIENT DISTRIBUTIONS TO AVOID LIABILITY FOR FEDERAL EXCISE TAX, BUT CAN MAKE NO ASSURANCES THAT SUCH TAX WILL BE COMPLETELY ELIMINATED. A FUND MAY IN CERTAIN CIRCUMSTANCES BE REQUIRED TO LIQUIDATE FUND INVESTMENTS IN ORDER TO MAKE SUFFICIENT DISTRIBUTIONS TO AVOID FEDERAL EXCISE TAX LIABILITY AT A TIME WHEN THE INVESTMENT ADVISER MIGHT NOT OTHERWISE HAVE CHOSEN TO DO SO, AND LIQUIDATION OF INVESTMENTS IN SUCH CIRCUMSTANCES MAY AFFECT THE ABILITY OF A FUND TO SATISFY THE REQUIREMENT FOR QUALIFICATION AS A RIC. IF A FUND'S DISTRIBUTIONS EXCEED ITS TAXABLE INCOME AND CAPITAL GAINS REALIZED DURING A TAXABLE YEAR, ALL OR A PORTION OF THE DISTRIBUTIONS MADE IN THE SAME TAXABLE YEAR MAY BE RECHARACTERIZED AS A RETURN OF CAPITAL TO THE SHAREHOLDERS. A RETURN OF CAPITAL DISTRIBUTION WILL GENERALLY NOT BE TAXABLE, BUT WILL REDUCE EACH SHAREHOLDER'S COST BASIS IN A FUND AND RESULT IN A HIGHER REPORTED CAPITAL GAIN OR LOWER REPORTED CAPITAL LOSS WHEN THOSE SHARES ON WHICH THE DISTRIBUTION WAS RECEIVED ARE SOLD.

SHAREHOLDER TREATMENT

THE FUND'S DIVIDENDS THAT ARE PAID TO THEIR CORPORATE SHAREHOLDERS AND ARE ATTRIBUTABLE TO QUALIFYING DIVIDENDS IT RECEIVED FROM U.S. DOMESTIC CORPORATIONS MAY BE ELIGIBLE, IN THE HANDS OF SUCH SHAREHOLDERS, FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION, SUBJECT TO CERTAIN HOLDING PERIOD REQUIREMENTS AND DEBT FINANCING LIMITATIONS. GENERALLY, AND SUBJECT TO CERTAIN LIMITATIONS (INCLUDING CERTAIN HOLDING PERIOD LIMITATIONS), A DIVIDEND WILL BE TREATED AS A QUALIFYING DIVIDEND IF IT HAS BEEN RECEIVED FROM A DOMESTIC CORPORATION. ALL DIVIDENDS (INCLUDING THE DEDUCTED PORTION) MUST BE INCLUDED IN YOUR ALTERNATIVE MINIMUM TAXABLE INCOME CALCULATION.

EACH FUND RECEIVES INCOME GENERALLY IN THE FORM OF DIVIDENDS AND INTEREST ON INVESTMENTS. THIS INCOME, LESS EXPENSES INCURRED IN THE OPERATION OF A FUND, CONSTITUTES THE FUND'S NET INVESTMENT INCOME FROM WHICH DIVIDENDS MAY BE PAID TO YOU. ANY DISTRIBUTIONS BY A FUND FROM SUCH INCOME WILL BE TAXABLE TO YOU AS ORDINARY INCOME, WHETHER YOU TAKE THEM IN CASH OR IN ADDITIONAL SHARES.

ANY GAIN OR LOSS RECOGNIZED ON A SALE, EXCHANGE, OR REDEMPTION OF SHARES OF A FUND BY A SHAREHOLDER WHO IS NOT A DEALER IN SECURITIES WILL GENERALLY, FOR INDIVIDUAL SHAREHOLDERS, BE TREATED AS A LONG-TERM CAPITAL GAIN OR LOSS IF THE SHARES HAVE BEEN HELD FOR MORE THAN TWELVE MONTHS AND OTHERWISE WILL BE TREATED AS A SHORT-TERM CAPITAL GAIN OR LOSS. HOWEVER, IF SHARES ON WHICH A SHAREHOLDER HAS RECEIVED A NET CAPITAL GAIN DISTRIBUTION ARE SUBSEQUENTLY SOLD, EXCHANGED, OR REDEEMED AND SUCH SHARES HAVE BEEN HELD FOR SIX MONTHS OR LESS, ANY LOSS RECOGNIZED WILL BE TREATED AS A LONG-TERM CAPITAL LOSS TO THE EXTENT OF THE NET CAPITAL GAIN DISTRIBUTION. IN ADDITION, THE LOSS REALIZED ON A SALE OR OTHER DISPOSITION OF SHARES WILL BE DISALLOWED TO THE EXTENT A SHAREHOLDER REPURCHASES (OR ENTERS INTO A CONTRACT TO OR OPTION TO REPURCHASE) SHARES WITHIN A PERIOD OF 61 DAYS (BEGINNING 30 DAYS BEFORE AND ENDING 30 DAYS AFTER THE DISPOSITION OF THE SHARES). THIS LOSS DISALLOWANCE RULE WILL APPLY TO SHARES RECEIVED THROUGH THE REINVESTMENT OF DIVIDENDS DURING THE 61-DAY PERIOD.

MOST FOREIGN EXCHANGE GAINS REALIZED ON THE SALE OF DEBT SECURITIES ARE TREATED AS ORDINARY INCOME BY EACH FUND. SIMILARLY, FOREIGN EXCHANGE LOSSES REALIZED BY A FUND ON THE SALE OF DEBT SECURITIES ARE GENERALLY TREATED AS ORDINARY LOSSES BY THE FUND. THESE GAINS WHEN DISTRIBUTED WILL BE TAXABLE TO YOU AS ORDINARY DIVIDENDS, AND ANY LOSSES WILL REDUCE A FUND'S ORDINARY INCOME OTHERWISE AVAILABLE FOR DISTRIBUTION TO YOU. THIS TREATMENT COULD INCREASE OR REDUCE A FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL.

FOREIGN TAXES

EACH FUND MAY INVEST IN COMPLEX SECURITIES. THESE INVESTMENTS MAY BE SUBJECT TO NUMEROUS SPECIAL AND COMPLEX TAX RULES. THESE RULES COULD AFFECT WHETHER GAINS AND LOSSES RECOGNIZED BY A FUND ARE TREATED AS ORDINARY INCOME OR CAPITAL GAIN, ACCELERATE THE RECOGNITION OF INCOME TO THE FUND AND/OR DEFER THE FUND'S ABILITY TO RECOGNIZE LOSSES, AND, IN LIMITED CASES, SUBJECT THE FUND TO U.S. FEDERAL INCOME TAX ON INCOME FROM CERTAIN OF ITS FOREIGN SECURITIES. IN TURN, THESE RULES MAY AFFECT THE AMOUNT, TIMING OR CHARACTER OF THE INCOME DISTRIBUTED TO YOU BY EACH FUND.

IN CERTAIN CASES, EACH FUND will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld AMOUNTS ON any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has NOT CERTIFIED TO THAT FUND that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person OR U.S. RESIDENT ALIEN.

NON U.S. INVESTORS IN THE FUNDS MAY BE SUBJECT TO U.S. WITHHOLDING AND ESTATE TAX AND ARE ENCOURAGED TO CONSULT THEIR TAX ADVISERS PRIOR TO INVESTING IN A FUND.

STATE TAXES. DEPENDING UPON STATE AND LOCAL LAW, DISTRIBUTIONS BY A FUND TO ITS SHAREHOLDERS AND THE OWNERSHIP OF SUCH SHARES MAY BE SUBJECT TO STATE AND LOCAL TAXES. RULES OF STATE AND LOCAL TAXATION OF DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS FROM RICS OFTEN DIFFER FROM RULES FOR FEDERAL INCOME TAXATION DESCRIBED ABOVE. NO FUND IS liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING state and local taxes APPLICABLE TO AN INVESTMENT IN A FUND.

Many states grant tax-free status to dividends paid to you from interest earned on direct OBLIGATIONS of the U.S. government, subject in some states to minimum investment requirements that must be met by A FUND. Investment in Government National Mortgage Association ("GINNIE MAE") OR FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FANNIE MAE") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.


FUND TRANSACTIONS


BROKERAGE TRANSACTIONS. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When A FUND EXECUTES transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.


In addition, the Adviser may place a combined order for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Funds to participate in higher volume transactions will generally be beneficial to the Funds.

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2002, THE FUNDS PAID THE FOLLOWING AGGREGATE BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS:


-------------------------------- --------------------------------------------------------------------------------------------------
             FUND                                           AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
-------------------------------- --------------------------------- --------------------------------- ------------------------------
                                               2000                              2001                             2002
-------------------------------- --------------------------------- --------------------------------- ------------------------------
 GOVERNEMENT MONEY MARKET FUND                  *                                 *                                $0
-------------------------------- --------------------------------- --------------------------------- ------------------------------
  TREASURY OBLIGATIONS MONEY                    *                                 *                                 *
          MARKET FUND
-------------------------------- --------------------------------- --------------------------------- ------------------------------

* AN ASTERISK INDICATES THAT THE FUND WAS NOT IN OPERATION FOR THE PERIODS INDICATED.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

FOR THE TRUST'S MOST RECENTLY COMPLETED FISCAL YEAR ENDED OCTOBER 31, 2002, THE FUNDS PAID THE FOLLOWING COMMISSIONS ON BROKERAGE TRANSACTIONS DIRECTED TO BROKERS PURSUANT TO AN AGREEMENT OR UNDERSTANDING WHEREBY THE BROKER PROVIDES RESEARCH OR OTHER BROKERAGE SERVICES TO THE ADVISER:


--------------------------------- ------------------------------------------------- ------------------------------------------------
              FUND                  TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS      TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING
                                               FOR RESEARCH SERVICES                  BROKERAGE COMMISSIONS FOR RESEARCH SERVICES
--------------------------------- ------------------------------------------------- ------------------------------------------------
  GOVERNMENT MONEY MARKET FUND                           $0                                                $0
--------------------------------- ------------------------------------------------- ------------------------------------------------
   TREASURY OBLIGATIONS MONEY                            *                                                  *
          MARKET FUND
--------------------------------- ------------------------------------------------- ------------------------------------------------

* AN ASTERISK INDICATES THAT THE FUND HAD NOT COMMENCED OPERATIONS AS OF THE PERIOD INDICATED.

BROKERAGE WITH FUND AFFILIATES. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the affiliate and the Funds expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

FOR THE FISCAL YEAR ENDED OCTOBER 31 2002, THE FUNDS PAID NO BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS EFFECTED BY AFFILIATED BROKERS.


SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of their "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. Since the TREASURY MONEY MARKET FUND had not yet commenced operations IT HELD NO SUCH SECURITIES. AS OF OCTOBER 31, 2002, THE GOVERNMENT MONEY MARKET FUND HELD NO SUCH SECURITIES.


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Funds for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

AS OF FEBRUARY 3, 2003, THE FOLLOWING PERSONS WERE RECORD OWNERS (OR TO THE KNOWLEDGE OF THE TRUST, BENEFICIAL OWNERS) OF 5% AND 25% OR MORE OF THE SHARES OF A FUND. PERSONS WHO OWNED OF RECORD OR BENEFICIALLY MORE THAN 25% OF A FUND'S OUTSTANDING SHARES MAY BE DEEMED TO CONTROL THE FUND WITHIN THE MEANING OF THE ACT.

GOVERNMENT MONEY MARKET FUND

SHAREHOLDER                                NUMBER OF SHARES           PERCENT
-----------                                ----------------           -------
SEI TRUST COMPANY                          68,529,436.570              49.40%
C/O COMMERCE WEALTH ADVISORS
ATTN: MUTUAL FUND ADMINISTRATOR
ONE FREEDOM VALLEY DRIVE
OAKS, PA 19456

COMMERCE CAPITAL MARKETS - PRGM ADMIN.      60,195,075.310              43.39%
LOCAL GOVERNMENT POOL
CASH AND ASSET MANAGEMENT PROGRAM - NJ
1701 ROUTE 70 EAST
CHERRY HILL, NJ 08034

RIH LIQUIDITY DISBURSEMENT ACCOUNT          10,004,331.660              7.21%
ATTN: TRACY SALZMANN
DEUTCHE BANK TRUST CO. AMERICAS
100 PLAZA ONE, 6TH FLOOR
JERSEY CITY, NJ 07311

GOVERNMENT TREASURY OBLIGATIONS MONEY MARKET FUND
SHAREHOLDER                                NUMBER OF SHARES            PERCENT
COMMERCE BANK NA                            93,435,050.530              78.89%
CORPORATE TRUST DEPT.
336 ROUTE 70 EAST
MARLTON, NJ 08053

COMMERCE CAPITAL MARKETS INC.               25,006,666.520              21.11%
ATTN. FRANK CAVALLARO
2005 MARKET STREET, STE 200
PHILADELPHIA, PA 19103

THE FUNDS BELIEVE THAT MOST OF THE SHARES REFERRED TO ABOVE WERE HELD BY THE PERSONS INDICATED IN ACCOUNTS FOR THEIR FIDUCIARY, AGENCY OR CUSTODIAL CUSTOMERS.

EXPERTS

THE FINANCIAL STATEMENTS FOR THE FISCAL PERIOD ENDED OCTOBER 31, 2002 INCORPORATED BY REFERENCE IN THE PROSPECTUS HAVE BEEN AUDITED BY KPMG LLP, INDEPENDENT AUDITOR, AS INDICATED IN THEIR REPORT WITH RESPECT THERETO, AND ARE INCORPORATED BY REFERENCE HERETO IN RELIANCE UPON THE AUTHORITY OF SAID FIRM AS EXPERTS IN GIVING SAID REPORT.

FINANCIAL STATEMENTS

THE FINANCIAL STATEMENTS FOR THE FISCAL PERIOD ENDED OCTOBER 31, 2002, INCLUDING NOTES THERETO AND THE REPORT OF KPMG LLP THEREON, ARE HEREIN INCORPORATED BY REFERENCE. A COPY OF THE FUNDS' 2002 ANNUAL REPORT TO SHAREHOLDERS MUST ACCOMPANY THE DELIVERY OF THIS STATEMENT OF ADDITIONAL INFORMATION. SHAREHOLDERS MAY GET COPIES OF THE FUNDS' ANNUAL REPORTS FREE OF CHARGE BY CALLING 1-866-733-4544.

                                    APPENDIX
                             DESCRIPTION OF RATINGS


The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Moody's

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch Inc. ("Fitch")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                       STATEMENT OF ADDITIONAL INFORMATION


                         THE ADVISORS' INNER CIRCLE FUND
                                  MARCH 1, 2003


                               INVESTMENT ADVISER:
                              COOKE & BIELER, L.P.


This Statement of Additional Information (SAI) is not a prospectus. This SAI relates to the following series of The Advisors' Inner Circle Fund (the "Trust"):


                          C&B LARGE CAP VALUE PORTFOLIO
                         C&B TAX-MANAGED VALUE PORTFOLIO
                           C&B MID CAP VALUE PORTFOLIO


It is intended to provide additional information regarding the activities and operations of the Trust and the C&B Large Cap Value Portfolio, C&B Tax-Managed Value Portfolio and the C&B Mid Cap Value Portfolio (each a "Fund" and collectively, the "Funds") and should be read in conjunction with the Funds' Prospectus dated March 1, 2003. This SAI is incorporated by reference into the Funds' prospectus. Capitalized terms not defined herein are defined in the prospectus. Prospectuses may be obtained by writing to the Trust or calling toll-free 800-336-7031.


                                TABLE OF CONTENTS


THE TRUST....................................................................S-1
GLOSSARY.....................................................................S-2
DESCRIPTION OF PERMITTED INVESTMENTS.........................................S-2
INVESTMENT POLICIES OF THE FUNDS............................................S-28
INVESTMENT ADVISORY AND OTHER SERVICES......................................S-32
THE ADMINISTRATOR...........................................................S-33
THE DISTRIBUTOR.............................................................S-34
SHAREHOLDER SERVICING ARRANGEMENTS..........................................S-35
TRANSFER AGENT..............................................................S-35
CUSTODIAN...................................................................S-35
INDEPENDENT ACCOUNTANT......................................................S-35
LEGAL COUNSEL...............................................................S-36
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-36
PERFORMANCE INFORMATION.....................................................S-41
COMPUTATION OF YIELD........................................................S-42
CALCULATION OF TOTAL RETURN.................................................S-42
PURCHASING AND REDEEMING SHARES.............................................S-44
DETERMINATION OF NET ASSET VALUE............................................S-45
TAXES.......................................................................S-46
DESCRIPTION OF SHARES.......................................................S-52
SHAREHOLDER LIABILITY.......................................................S-52
LIMITATION OF TRUSTEES' LIABILITY...........................................S-53

CODES OF ETHICS.............................................................S-52
5% AND 25% SHAREHOLDERS.....................................................S-52
EXPERTS.....................................................................S-55
FINANCIAL STATEMENTS........................................................S-55
APPENDIX.....................................................................A-1

March 1, 2003

THE TRUST

GENERAL. Each Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.


HISTORY OF THE FUNDS. The C&B Large Cap Value Portfolio (formerly, the C&B Equity Portfolio) is the successor to the UAM Cooke & Bieler, Inc.'s C&B Equity Portfolio (the "Predecessor Large Cap Value Fund"). The C&B Tax-Managed Value Portfolio (formerly, the C&B Equity Portfolio For Taxable Investors) is the successor to the UAM Cooke & Bieler, Inc.'s C&B Equity Portfolio for Taxable Investors (the "Predecessor Tax-Managed Value Fund"). The C&B Mid Cap Value Portfolio (formerly, the C&B Mid Cap Value Portfolio) is the successor to the UAM Cooke & Bieler, Inc.'s C&B Mid Cap Equity Portfolio (the "Predecessor Mid Cap Value Fund" and together with the Predecessor Large Cap Value Fund and the Predecessor Tax-Managed Value Fund, the "Predecessor Funds"). The Predecessor Funds were managed by Cooke & Bieler, Inc. ("Cooke & Bieler" or the "Adviser") using the same investment objective, strategies, policies and restrictions as those used by the Funds. The Predecessor Large Cap Value Fund, the Predecessor Tax-Managed Value Fund and the Predecessor Mid Cap Value Fund's Dates of Inception Were May 15, 1990, February 12, 1997 and February 18, 1998, respectively. The Predecessor Large Cap Value Fund, the Predecessor Tax-Managed Value Fund and the Predecessor Mid Cap Value Fund dissolved and reorganized into the C&B Large Cap Value Portfolio, the C&B Tax-Managed Value Portfolio and the C&B Mid Cap Value Portfolio, respectively, on November 19, 2001. Substantially all the assets of each Predecessor Fund were transferred to its successor in connection with each Fund's commencement of operations on November 19, 2001.


VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

GLOSSARY

All terms that this SAI does not otherwise define have the same meaning in the SAI as they do in the Funds' prospectus.

      o     1933 ACT means the Securities Act of 1933, as amended.

      o     1934 ACT means the Securities Exchange Act of 1934, as amended.

      o     1940 ACT means the Investment Company Act of 1940, as amended.

      o ADVISER means Cooke & Bieler, L.P., the investment adviser to the Funds.

      o BOARD MEMBER refers to a single member of the Trust's Board of Trustees.

      o     BOARD refers to the Trust's Board of Trustees as a group.

      o     TRUST refers to The Advisors' Inner Circle Fund.

      o     NAV is the net asset value per share of a Fund.

      o     NYSE is the New York Stock Exchange.

      o     SEC is the Securities and Exchange Commission.


      o ADMINISTRATOR is SEI Investments Global Funds Services (formerly named SEI Investments Mutual Funds Services).


      o     DISTRIBUTOR is SEI Investments Distribution Co.

Capitalized terms not defined herein are defined in the Funds' prospectus.


PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal years ended October 31, 2001 and 2002, the portfolio turnover rate for the Funds and Their Predecessor Funds was as follows:

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            FUND                                PORTFOLIO TURNOVER RATE
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                                            2001                      2002
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       Large Cap Value                       41%                       39%
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      Tax-Managed Value                      16%                       32%
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       Mid Cap Value                         44%                       30%
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DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUNDS USE?

The Funds currently intend to use the securities and investment strategies listed below in seeking their objectives; however, they may at any time invest in any of the investment strategies described in this SAI. This SAI describes each of these investments/strategies and their risks. A Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Funds to use these investments in "Investment Policies of the Funds."

BORROWING

Each Fund may not borrow money, except if permitted by its fundamental investment policies:

      o It may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed);

      o It may borrow up to an additional 5% of its total assets from anyone for temporary purposes;

      o It may obtain such short-term credit as may be necessary for the clearance of purchases and sales of Fund securities; and

      o It may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

Borrowing is a form of leverage, which may magnify a Fund's gain or loss. To mitigate the risks of leverage, a Fund will limit the amount it may borrow to not more than 33 1/3% of its total assets, taken at market value. In addition, the Funds will only borrow from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Funds will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

      o     By the right of the issuer to borrow from the U.S. Treasury;

      o By the discretionary authority of the U.S. government to buy the obligations of the agency; or

      o     By the credit of the sponsoring agency.

While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S.

government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Funds.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government, and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of Fund shares. To buy GNMA securities, the Funds may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FREDDIE MAC ( FORMERLY FEDERAL HOME LOAN MORTGAGE CORPORATION) - Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA and FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly), and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Funds may have to reinvest their principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Funds will only invest in a security issued by a commercial bank if the bank:

      o Has total assets of at least $1 billion, or the equivalent in other currencies;

      o Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

      o Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against portfolios deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKER'S ACCEPTANCE - A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by S&P or Prime-l or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Code. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather that reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years (I.E., the duration). Effective duration takes into account call features and sinking portfolio prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o     INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o     PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o     EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Funds' average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o     CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade, because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P") and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Funds may invest in securities of any rating.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Funds' prospectus, the Funds may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade - known as "contract markets" - approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain. A Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o     PURCHASING PUT AND CALL OPTIONS

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Funds would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Funds obtain the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by: (i) Allowing it to expire and losing its entire premium; (ii) exercising the option and either selling (in the case of a put option); (iii) buying (in the case of a call option) the underlying instrument at the strike price; or (iv) Closing it out in the secondary market at its current price.

o     SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Funds would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning:

      o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

      o A call option on the same security or index with the same or lesser exercise price;

      o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

      o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

      o In the case of an index, the Fund of securities that corresponds to the index.

      At the time of selling a put option, the Funds may cover the put option by:

      o     Entering into a short position in the underlying security;

      o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

      o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

      o     Maintaining the entire exercise price in liquid securities.

o     OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o     OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Funds would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

o     COMBINED POSITIONS

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Funds could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

      o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

      o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts, which are traded only on exchanges regulated by the CFTC.

      o     Do not require an initial margin deposit.

      o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Funds may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the

Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o     EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Funds will be committed to pay.

o     INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

o     CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

CORRELATION OF PRICES - A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

      o current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract;

      o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

      o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

      o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

      o     have to purchase or sell the instrument underlying the contract;

      o     not be able to hedge its investments; and

      o     not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

      o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

      o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

      o the facilities of the exchange may not be adequate to handle current trading volume;

      o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

      o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund, and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE -The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

      o     actual and anticipated changes in interest rates;

      o     fiscal and monetary policies; and

      o     national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

PREFERRED STOCK - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock and sinking portfolio preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high-grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because a Fund will create synthetic convertible positions only out of high-grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive. An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

o Factors affecting an entire industry, such as increases in production costs; and

o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO") - A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories, and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES:

Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

o They can invest directly in foreign securities denominated in a foreign currency;

o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

o     They can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS (ADRS) - American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders that invest in such investment funds will bear not only their proportionate share of the expenses, (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory or social instability, military action or unrest or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

      o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

      o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

      o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

      o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

      o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval and limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The adviser anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

      o are generally more volatile than, and not as developed or efficient as, those in the United States;

      o     have substantially less volume;

      o trade securities that tend to be less liquid and experience rapid and erratic price movements;

      o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

      o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

      o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to investors than U.S. markets:

      o foreign accounting, auditing and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

      o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

      o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the United States.

      o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

      o economic or political concerns may influence regulatory enforcement and may make it difficult for investors to enforce their legal rights.

      o restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Funds denominate their net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

      o It may be expensive to convert foreign currencies into United States dollars and vice versa;

      o Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;

      o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

      o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

      o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

      o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

      o     Have relatively unstable governments;

      o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

      o Offer less protection of property rights than more developed countries; and

      o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.


THE EURO - Effective July 1, 2002, the Euro has replaced the national currencies of the following member country of the European Union: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The European Central Bank has control over each country's monetary policies. Therefore, the participating countries do not control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels. The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the members states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which a fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions such as day-count fractions or settlement dates to underlying instruments may be changed to conform to the conventions applicable to euro currency.

The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term consequences can be expected, such as changes in economic environment and change in behavior of investors, all of which will impact a Fund's euro-denominated investments.


INVESTMENT COMPANIES

A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Funds, but also the management fees of the investment company in which the Funds invest. A Fund may invest up to 10% of its respective total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

REPURCHASE AGREEMENTS

In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Funds normally use repurchase agreements to earn income on assets that are not invested.

When a Fund enters into a repurchase agreement it will:

      o Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

      o Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (I.E., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES

The Funds may purchase restricted securities that are not registered for sale to the general public. The Funds may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Funds' investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Funds or less than what may be considered the fair value of such securities.

SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short involves an investor sale of a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

      Investors typically sell securities short to:

      o     Take advantage of an anticipated decline in prices.

      o     Protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES AGAINST THE BOX - In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box. A short sale "against-the-box" is a taxable transaction to the Fund with respect to the securities that are sold short.

RESTRICTIONS ON SHORT SALES:

A Fund will not short sell a security if:

      o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

      o The market value of the securities of any single issuer that have been sold short by a Fund would exceed the two percent (2%) of the value of a Fund's net assets.

      o Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund would use when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUNDS

A Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES

The following investment limitations are fundamental, which means that the Funds cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act.

With respect to the C&B Mid Cap Value Portfolio, the Fund will not:

o With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any if its agencies or instrumentalities).

o With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

o Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act. A Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time.

o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

o Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

o Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

o Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction; (2) that a Fund may invest in, securities of issuers that deal or invest in real estate; and
      (3) that a Fund may purchase securities secured by real estate or interests therein.

o Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

o Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.


With respect to the C&B Large Cap Value Portfolio and the C&B Tax-Managed Value Portfolio, each of the Funds will not:

o With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any if its agencies or instrumentalities).

o With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

o Borrow, except (1) from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Fund's gross assets valued at the lower of market or cost.

o Invest for the purpose of exercising control over management of any company.

o Invest in commodities except that each Fund may invest in futures contracts and options to the extent that not more than 5% of a Fund's assets are required as deposit to secure obligations under futures contracts.

o Invest in stock or bond futures and/or options on futures unless not more than 20% of the Fund's assets are invested in stock or bond futures and options.

o Invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies when a Fund adopts a temporary defensive position.

o Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

o Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (1) making any permitted borrowings, mortgages or pledges; or (2) entering into options, futures or repurchase transactions.

o Make loans except by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are in compliance with the 1940 Act, and the rules and regulations or interpretations of the SEC.

o Pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

o     Purchase additional securities when borrowings exceed 5% of total assets.

o     Purchase on margin or sell short, except as specified above.

o Purchase or retain securities of an issuer if those officers and board members or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

o Purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

o Underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the Fund, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

o Write or acquire options or interests in oil, gas or other mineral exploration or development programs.

NON-FUNDAMENTAL POLICIES

Except as noted below, with respect to each of The Cooke & Bieler Funds, the following limitations are non-fundamental, which means the Funds may change them without shareholder approval.

The C&B Mid Cap Value Portfolio may:

      o not borrow money, except the Portfolio may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed);

      o     borrow up to 5% of its total assets for temporary purposes;

      o obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities;

      o purchase securities on margin, engage in short sales to the extent permitted by applicable law and engage in short sales against the box; and

      o invest in illiquid and restricted securities to the extent permitted by applicable law

Notwithstanding the investment restrictions above, the C&B Mid Cap Value Portfolio may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. The C&B Mid Cap Value Portfolio will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

The C&B Mid Cap Value Portfolio intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

Each of the Funds may:

      o purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

      o purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

      o     invest in the securities of foreign issuers.

      o purchase shares of other investment companies to the extent permitted by applicable law. A Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

      o write covered call options and may buy and sell put and call options.

      o     enter into repurchase agreements.

      o lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

      o     enter into swap transactions.

      o invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

      o not purchase or hold illiquid securities (I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days)) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Further,


1. The C&B Large Cap Value Portfolio may not change its investment strategy to invest at least 80% of its net assets in large cap equity securities without 60 days' prior notice to shareholders.


2. The C&B Tax-Managed Value Portfolio may not change its investment strategy to invest at least 80% of its net assets in equity securities without 60 days' prior notice to shareholders.

3. The C&B Mid Cap Value Portfolio may not change its investment strategy to invest at least 80% of its net assets in mid cap equity securities without 60 days' prior notice to shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER. Cooke & Bieler, L.P., (the "Adviser"), a Pennsylvania limited partnership located at 1700 Market Street, Philadelphia, PA 19103, is the investment adviser to each of the Funds. The adviser manages and supervises the investment of each Fund's assets on a discretionary basis.


The adviser is the successor to Cooke & Bieler, Inc., a wholly-owned subsidiary of United Asset Management Inc. ("UAM"). UAM became a wholly-owned subsidiary of Old Mutual plc., a United Kingdom based financial services group, on September 26, 2000. Eight key employees of UAM Cooke & Bieler, Samuel H. Ballam, III, Kermit S. Eck, John J. Medveckis, Michael M. Meyer, James R. Norris, R. James O'Neal, Bruce A. Smith and Mehul Trivedi, organized the adviser to purchase and continue the investment advisory business of UAM Cooke & Bieler. UAM Cooke & Bieler was formed in 1951 and became a subsidiary of UAM in 1986. It served as investment adviser to the Predecessor Funds from their inception until the sale to the Adviser.

The adviser provides investment management services to a diversified group of clients including corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals. Its investment products include mid, large and all capitalization value equity, fixed income, and cash management. As of December 31, 2002, the adviser had approximately $2.1 billion under management.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, each Fund pays its Adviser the following annual fees, which are expressed in the prospectus as a percentage of the average daily net assets of the Fund. Due to the effect of waivers by the Adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. For the last three fiscal years, the Funds and the Predecessor Funds paid the following in management fees to the Adviser and the Predecessor Adviser:

--------------------------------------------------------------------------------------------------------
        FUND                            FEES PAID*                              FEES WAIVED*(1)
--------------------------------------------------------------------------------------------------------
                          2000             2001           2002         2000           2001        2002
--------------------------------------------------------------------------------------------------------
C&B Large Cap Value      $303,795        $246,431       $186,610      $35,665       $49,364     $137,795
--------------------------------------------------------------------------------------------------------
C&B Tax-Managed Value     $16,158         $16,098        $24,060      $16,158       $16,098      $24,060
--------------------------------------------------------------------------------------------------------
C&B Mid Cap Value         $ 8,072         $19,801       $224,311      $ 8,072       $19,801      $61,350
--------------------------------------------------------------------------------------------------------

*     For periods prior to November 19, 2001, figures relate to the Predecessor
      Funds.

(1) For the fiscal year ended October 31, 2001, the Adviser additionally reimbursed fees of $0, $113,960 and $108,986 for the C&B Large Cap Value, C&B Tax-Managed Value and C&B Mid Cap Value Funds, respectively, pursuant to the terms of its waiver agreement with the Funds. For the fiscal year ended October 31, 2002, the Adviser additionally reimbursed fees of $31,239 for the Tax-Managed Value Fund pursuant to the terms of its waiver agreement in the Fund.


THE ADMINISTRATOR


GENERAL. SEI Investments Global Funds Services (the "Administrator") (formerly named SEI Investments Mutual Funds Services), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.


ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.


ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .15% of the first $250 million of assets, .125% of the next $250 million of assets, .10% on assets over $500 million, and a minimum of $271,000, apportioned to each Fund as a percentage of average daily net assets, which would be increased by $15, 000 per additional class and $85,000 per additional fund. Due to this minimum, the annual administration fee each Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds and the Predecessor Funds paid the following administration and sub-administration fees:

------------------------------------------------------------------------------------------------------------------------------------
        FUND                           ADMINISTRATOR'S FEE            SUB-ADMINISTRATOR'S FEE                TOTAL FEE*
------------------------------------------------------------------------------------------------------------------------------------
                                2000        2001         2002        2000        2001      2002      2000        2001         2002
------------------------------------------------------------------------------------------------------------------------------------
C&B Large Cap Value            $39,132     $36,453     $124,907     $50,070     $46,829     $0     $118,159     $94,984     $124,907
------------------------------------------------------------------------------------------------------------------------------------
C&B Tax-Managed Value          $17,737     $20,606     $ 17,083     $36,086     $35,773     $0     $ 77,340     $65,523     $ 17,083
------------------------------------------------------------------------------------------------------------------------------------
C&B Mid Cap Value              $18,831     $20,860     $125,081     $35,409     $35,950     $0     $ 77,235     $65,401     $125,081
------------------------------------------------------------------------------------------------------------------------------------

* UAM Fund Services, Inc. ("UAMFSI") served as the administrator to the Predecessor Funds until November 19, 2001, at which time SEI Investments Global Funds Services (formerly named SEI Investments Mutual Funds Services) became Administrator. Prior to that date, the administrator served as the sub-administrator to the Predecessor Funds.


THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the

Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Distributor has entered into a sub-distribution agreement with Turner Investment Distributors, Inc. ("TID") whereby TID serves as sub-distributor and servicing agent with respect to shares of the Funds. TID does not receive compensation from either the Funds or the Distributor for sub-distribution services it may perform under the sub-distribution agreement. The Adviser may compensate TID, or other broker-dealers performing distribution services on behalf of the Funds, from its own resources.

SHAREHOLDER SERVICING ARRANGEMENTS

The Trust has adopted a Shareholder Service Plan (the "Service Plan") under which the Funds may compensate a service agent up to 0.25% of each Fund's average daily net assets for shareholder servicing, record-keeping and/or other services performed with respect to the Trust or the Funds. Subject to review and approval by the Board, a Fund may in certain instances pay all or a portion of a service agent's or other persons' fees for record-keeping, sub-accounting, sub-transfer agency and/or other administrative services performed with respect to the Fund's shareholders. Such service arrangements, when in effect, are made generally available to all qualified service providers. The administrative services are provided by a service agent may include, but are not limited to:

      o     communicating account openings;

      o     communicating account closings;

      o     entering purchase transactions;

      o entering redemption transactions; providing or arranging to provide accounting support for all transactions;

      o wiring funds and receiving funds for Share purchases and redemptions;

      o     confirming and reconciling all transactions;

      o reviewing the activity in Fund accounts; and providing training and supervision of broker personnel; posting and reinvesting dividends to Fund accounts or arranging for this service to be performed by the Trust's transfer agent; and

      o maintaining and distributing current copies of prospectuses and shareholder reports to the beneficial owners of Shares and prospective shareholders.

TRANSFER AGENT


DST Systems, Inc., 330 W 9th Street, Kansas City, Missouri 64105 serves as the Funds' transfer agent.


CUSTODIAN


Wachovia Bank N.A., 125 South Broad Street, Philadelphia, Pennsylvania 19109 (the "Custodian") acts as custodian for the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT ACCOUNTANT

KPMG LLP serves as independent auditors for the Funds.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST


BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's 45 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.


MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.


ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* (since
1991) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) -- Trustee (since 1993) -- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (since 1992) -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee (Since 1993) -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.


EUGENE B. PETERS (DOB 06/03/29) -- Trustee (Since 1993) -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos.

Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee (Since 1994) -- Partner, Dechert Price & Rhoads (LAW FIRM), September 1987 - December 1993; Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee (Since 1999) -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.


      * Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:


      o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three times in the most recently completed Trust fiscal year.


      o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met thirteen times in the most recently completed Trust fiscal year.

      o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement, after the initial two year term must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before approving the Advisory Agreement, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Fund-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Agreement for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.


--------------------------------------------------------------------------------------------------------------------------
      NAME                    DOLLAR RANGE OF FUND SHARES (FUND)*           AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)*
--------------------------------------------------------------------------------------------------------------------------
Nesher                                                                                            None
                                 None (C&B Large Cap Value)                                       None
                                 None (C&B Tax-Managed Value)                                     None
                                 None (C&B Mid Cap Value)
--------------------------------------------------------------------------------------------------------------------------
Cooney                                                                                            None
                                 None (C&B Large Cap Value)                                       None
                                 None (C&B Tax-Managed Value)                                     None
                                 None (C&B Mid Cap Value)
--------------------------------------------------------------------------------------------------------------------------
Doran                                                                                             None
                                 None (C&B Large Cap Value)                                       None
                                 None (C&B Tax-Managed Value)                                     None
                                 None (C&B Mid Cap Value)
--------------------------------------------------------------------------------------------------------------------------
Patterson                                                                                         None
                                 None (C&B Large Cap Value)                                       None
                                 None (C&B Tax-Managed Value)                                     None
                                 None (C&B Mid Cap Value)
--------------------------------------------------------------------------------------------------------------------------
Peters                                                                                            None
                                 None (C&B Large Cap Value)                                       None
                                 None (C&B Tax-Managed Value)                                     None
                                 None (C&B Mid Cap Value)
--------------------------------------------------------------------------------------------------------------------------
Storey                                                                                            None
                                 None (C&B Large Cap Value)                                       None
                                 None (C&B Tax-Managed Value)                                     None
                                 None (C&B Mid Cap Value)
--------------------------------------------------------------------------------------------------------------------------
Sullivan                                                                                          None
                                 None (C&B Large Cap Value)                                       None
                                 None (C&B Tax-Managed Value)                                     None
                                 None (C&B Mid Cap Value)
--------------------------------------------------------------------------------------------------------------------------

*     Valuation date is December 31, 2002.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


------------------------------------------------------------------------------------------------------------------------------
                                                Pension or Retirement         Estimated Annual           Total Compensation
                             Aggregate         Benefits Accrued as Part         Benefits Upon         from the Trust and Fund
         Name              Compensation            of Fund Expenses              Retirement                   Complex*
------------------------------------------------------------------------------------------------------------------------------
Nesher                        $     0                     N/A                         N/A                       $     0
------------------------------------------------------------------------------------------------------------------------------
Cooney                        $16,295                     N/A                         N/A                       $16,295
------------------------------------------------------------------------------------------------------------------------------
Doran                         $     0                     N/A                         N/A                       $     0
------------------------------------------------------------------------------------------------------------------------------
Patterson                     $16,988                     N/A                         N/A                       $16,988
------------------------------------------------------------------------------------------------------------------------------
Peters                        $16,988                     N/A                         N/A                       $16,988
------------------------------------------------------------------------------------------------------------------------------
Storey                        $16,988                     N/A                         N/A                       $16,988
------------------------------------------------------------------------------------------------------------------------------
Sullivan                      $16,988                     N/A                         N/A                       $16,988
------------------------------------------------------------------------------------------------------------------------------


*     The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.


Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


JAMES R. FOGGO (DOB 06/30/64) -- President (since 2000) -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary (since
2000) -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since

December 1999. Associate at Dechert Price & Rhoads (law firm), 1997-1999. Associate, at Richter, Miller & Finn (law firm), 1994-1997.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary (since 1995) -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP (law firm), 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads (law firm), 1990-1991.

SHERRY K. VETTERLEIN (DOB 06/22/62) -- Vice President and Assistant Secretary (since 2001) -- Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.


WILLIAM E. ZITELLI, JR. (DOB 6/14/68) -- Vice President and Secretary (since
2000) -- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group 1998-2000. Associate at Pepper Hamilton LLP (law firm), 1997-1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm), 1994-1997.


JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer (since 2001) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.


JOHN C. MUNCH (DOB 05/07/71) - Vice President and Assistant Secretary (since
2002) - Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin (law firm), 1998-2001. Associate at Seward & Kissel (law firm), 1996-1998.


JOHN MUNERA (DOB 01/14/63) - Vice President and Assistant Secretary - Middle Office Compliance Officer at SEI Investments since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia 1998-2000. B.A. Political Science, University of Pennsylvania, 1986; MBA Temple University, 2000.

PERFORMANCE INFORMATION

From time to time, each of the Funds may include the Fund's yield, effective yield, total return or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Funds refers to the annualized income generated by an investment in that Fund over a specified 30-day period. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the

Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Computation of Yield" and "Calculation of Total Return" for more information on methodology of calculations.

Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

COMPUTATION OF YIELD

The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. Yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd+1)(6)-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

CALCULATION OF TOTAL RETURN

TOTAL RETURN QUOTATION (Before Taxes). The total return of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)(n) = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

TOTAL RETURN QUOTATION (After-Taxes on Distributions). The total return (After-Taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (After-Taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)(n) = ATV(D), where P = a hypothetical initial investment of $1,000; T = average annual total return (After-Taxes on distributions); n = number of years; and ATV(D) = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

TOTAL RETURN QUOTATION (After-Taxes on Distributions and Redemption). The total return (after-taxes on distributions and redemption) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)(n) = ATV(DR), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATV(DR) = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.


HISTORICAL PERFORMANCE. The average annual total return (before taxes), total return (after-taxes on distributions) and total return (after-taxes on distributions and redemption) for the Funds and the Predecessor Funds was as follows for the one-year, five-year, ten-year OR since inception periods, each ended October 31, 2002.

--------------------------------------------------------------------------------------------------------------------------------
                FUND (INCEPTION DATE)                                        AVERAGE ANNUAL TOTAL RETURN**
--------------------------------------------------------------------------------------------------------------------------------
                                                           ONE YEAR           FIVE YEAR          TEN YEAR        SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------------------------
C&B LARGE CAP VALUE (05/15/1990)
--------------------------------------------------------------------------------------------------------------------------------
     BEFORE TAX                                             -5.14%              4.76%             10.33%              11.19%
--------------------------------------------------------------------------------------------------------------------------------
     AFTER-TAX ON DISTRIBUTIONS                             -6.17%              0.19%              6.32%               7.80%
--------------------------------------------------------------------------------------------------------------------------------
     AFTER-TAX ON DISTRIBUTIONS AND REDEMPTION              -2.56%              3.29%              7.59%               8.62%
--------------------------------------------------------------------------------------------------------------------------------
C&B TAX-MANAGED VALUE (02/12/1997)
--------------------------------------------------------------------------------------------------------------------------------
     BEFORE TAX                                             -4.45%              5.31%                 *                7.31%
--------------------------------------------------------------------------------------------------------------------------------
     AFTER-TAX ON DISTRIBUTIONS                             -4.69%              4.55%                 *                6.57%
--------------------------------------------------------------------------------------------------------------------------------
     AFTER-TAX ON DISTRIBUTIONS AND REDEMPTION              -2.73%              4.14%                 *                5.81%
--------------------------------------------------------------------------------------------------------------------------------
C&B MID CAP VALUE (02/18/1998)
--------------------------------------------------------------------------------------------------------------------------------
     BEFORE TAX                                             -2.09%                 *                  *                9.61%
--------------------------------------------------------------------------------------------------------------------------------
     AFTER-TAX ON DISTRIBUTIONS                             -3.63%                 *                  *                8.31%
--------------------------------------------------------------------------------------------------------------------------------
     AFTER-TAX ON DISTRIBUTIONS AND REDEMPTION              -0.62%                 *                  *                7.28%
--------------------------------------------------------------------------------------------------------------------------------


* An asterisk indicates that the Fund had not commenced operations as of the period indicated.


** For the periods prior to November 19, 2001, figures relate to the Predecessor Funds.


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (NYSE) is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

Use of Third-party Independent Pricing Agents. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES


The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that is intended to supplement the discussion contained in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.


The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derives with respect to its business of investing in such stock, securities or currencies, or certain other income; (ii) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses.

For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to EACH Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.


If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. The Board reserves the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.


FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Each Fund receives income generally in the form of dividends and interest on investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by each Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of THE Fund's previously distributed income to be classified as a return of capital.


FOREIGN TAXES. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and intends to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by the Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions.
Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by each Fund.

In certain cases, each Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non U.S. Investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in a Fund.

STATE TAXES

Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.


BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.


For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds and the Predecessor Funds paid the following aggregate brokerage commissions on portfolio transactions:

---------------------------------------------------------------------------------------------------
          FUND                            AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID*
---------------------------------------------------------------------------------------------------
                                         2000                      2001                      2002
---------------------------------------------------------------------------------------------------
C&B Large Cap Value                     $117,429                  $56,607                  $ 38,839
---------------------------------------------------------------------------------------------------
C&B Tax-Managed Value                   $  2,474                  $ 1,820                  $  9,369
---------------------------------------------------------------------------------------------------
C&B Mid Cap Value                       $  5,916                  $13,065                  $189,256
---------------------------------------------------------------------------------------------------

* For the periods prior to November 19, 2001, figures relate to the Predecessor Funds.


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


For the Trust's most recently completed fiscal year ended October 31, 2002, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

----------------------------------------------------------------------------------------------------------------
                                                                            TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                                   TOTAL DOLLAR AMOUNT OF BROKERAGE         INVOLVING BROKERAGE COMMISSIONS FOR
       FUND                       COMMISSIONS FOR RESEARCH SERVICES*                  RESEARCH SERVICES*
----------------------------------------------------------------------------------------------------------------
C&B Large Cap Value                             $25,836                                  $12,270,169
----------------------------------------------------------------------------------------------------------------
C&B Tax-Managed Value                           $13,311                                  $ 5,209,637
----------------------------------------------------------------------------------------------------------------
C&B Mid Cap Value                               $   565                                  $   178,533
----------------------------------------------------------------------------------------------------------------

*     For periods prior to November 19, 2001, figures relate to the Predecessor
      Funds.


BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds and the Predecessor Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Distributor and reflect fees paid in connection with Fund repurchase agreement transactions.

---------------------------------------------------------------------------------------------------------------------------------
                            AGGREGATE DOLLAR AMOUNT OF          PERCENTAGE OF TOTAL BROKERAGE       PERCENTAGE OF TOTAL BROKERAGE
                           BROKERAGE COMMISSIONS PAID TO        COMMISSIONS PAID TO AFFILIATED      TRANSACTIONS EFFECTED THROUGH
        FUND                    AFFILIATED BROKERS*                        BROKERS*                      AFFILIATED BROKERS*
---------------------------------------------------------------------------------------------------------------------------------
                          2000         2001          2002                    2002                                2002
---------------------------------------------------------------------------------------------------------------------------------
C&B Large Cap Value        $0           $0            $0                      0%                                   0%
---------------------------------------------------------------------------------------------------------------------------------
C&B Tax-Managed Value      $0           $0            $0                      0%                                   0%
---------------------------------------------------------------------------------------------------------------------------------
C&B Mid Cap Value          $0           $0            $0                      0%                                   0%
---------------------------------------------------------------------------------------------------------------------------------

*     For periods prior to November 19, 2001, figures relate to the Predecessor
      Funds.

Securities of "Regular Broker-Dealers." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of October 31, 2002, the C&B Tax-Managed Value Portfolio held a repurchase agreement valued at $20,734 of JP Morgan Chase and the C&B Mid Cap Value Portfolio held a repurchase agreement valued at $2,403,179 of JP Morgan Chase.


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the Securities and Exchange Commission, and are available to the public.

5% and 25% SHAREHOLDERS


As of February 3, 2003, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act.

C&B LARGE CAP VALUE PORTFOLIO


SHAREHOLDER                                   NUMBER OF SHARES            %
-----------                                   ----------------           ---
Central New York Community                   1,185,170.3770            43.44%
Foundation Inc.
500 S. Salina St. Ste 428
Syracuse, NY 13202-3314

Charles Schwab & Co., Inc.                     189,485.7150             6.94%
Reinvest Account
Attn: Mutual Funds
101 Montgomery Street
San Francisco, Ca 94104-4122

C&B TAX-MANAGED  VALUE PORTFOLIO

SHAREHOLDER                                  NUMBER OF SHARES             %
-----------                                   ----------------           ---
Charles Schwab & Co., Inc.                     122,517.1800            30.34%
Reinvest Account
Attn: Mutual Funds
101 Montgomery Street
San Francisco, Ca 94104-4122

S. Sanford Schlitt TOD                          67,262.5720            16.66%
Subject to DST TOD Rules
Patricia Schlitt PB
491 Meadow Lark Drive
Sarasota, FL 34236-1901

Ann Hauptman & Cynthia                          25,200.6490             6.24%
Jacobs TR FBO
Gunther A. Hauptman TR
U/A 4/27/87
4 Briga Ln
White Plains, NY 10605-4647

C&B MID CAP VALUE PORTFOLIO


SHAREHOLDER                                  NUMBER OF SHARES           %
-----------                                  ----------------          ---
Charles Schwab & Co Inc.                      3,491,135.8970          42.93%
Reinvest Account
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122





The Funds believe that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.


EXPERTS


The financial statements incorporated by reference in the prospectus have been audited by KPMG LLP, independent public auditors, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.


FINANCIAL STATEMENTS


     The financial statements for the fiscal year ended October 31, 2002, including notes thereto and the report of KPMG LLP thereon, are herein incorporated by reference. A copy of the Funds' Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information. Shareholders may get copies of the Funds' Annual Reports free of charge by calling 1-800-336-7031

                                    APPENDIX

BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

PREFERRED STOCK RATINGS

      aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

      a An issue which is rated "a" is considered to be an upper- medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

      baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

      b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

      caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

      ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

      c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

      plus (+) or minus (-): Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

      Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

      A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

            This rating applies only to U.S. Tax-Exempt Municipals Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

            Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      o     Leading market positions in well-established industries.

      o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime         Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.    Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

      AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC An obligation rated "CCC" is currently vulnerable to non- payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

      CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

      C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking portfolio payments, but that is currently paying.

      D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:

            obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

      N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

      Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      SHORT-TERM ISSUE CREDIT RATINGS

      A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY and FOREIGN CURRENCY RISKS

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

FITCH INC. RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

      Investment Grade

      AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      Speculative Grade

      BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

      DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, I.E., below 50%.

                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

      INTERNATIONAL SHORT-TERM CREDIT RATINGS

      F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-
term adverse changes could
            result in a reduction to non-investment grade.

      B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

      D     Default. Denotes actual or imminent payment default.

NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1".

"NR" indicates that Fitch Inc. does not rate the issuer or issue in question.

"Withdrawn:" A rating is withdrawn when Fitch Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                       STATEMENT OF ADDITIONAL INFORMATION


                         THE ADVISORS' INNER CIRCLE FUND
                                  MARCH 1, 2003

                               INVESTMENT ADVISER:
                      FIDUCIARY MANAGEMENT ASSOCIATES, LLC

This Statement of Additional Information (SAI) is not a prospectus. This SAI relates to the following series of The Advisors' Inner Circle Fund (the "Trust"):


                           FMA SMALL COMPANY PORTFOLIO


It is intended to provide additional information regarding the activities and operations of the Trust and the FMA Small Company Portfolio (the "Fund") and should be read in conjunction with the Fund's prospectus dated March 1, 2003. This SAI is incorporated by reference into the Fund's prospectus. Capitalized terms not defined herein are defined in the prospectus. Prospectuses may be obtained by writing to the Trust or calling toll-free 866-FMA-8333.


                                TABLE OF CONTENTS


THE TRUST....................................................................S-1
GLOSSARY ....................................................................S-1
DESCRIPTION OF PERMITTED INVESTMENTS.........................................S-2
INVESTMENT POLICIES OF THE FUND.............................................S-26
INVESTMENT ADVISORY AND OTHER SERVICES......................................S-28
THE ADMINISTRATOR...........................................................S-29
THE DISTRIBUTOR.............................................................S-30
TRANSFER AGENT..............................................................S-30
CUSTODIAN...................................................................S-30
INDEPENDENT ACCOUNTANT......................................................S-30
LEGAL COUNSEL...............................................................S-31
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-31
PERFORMANCE INFORMATION.....................................................S-35
CALCULATION OF TOTAL RETURN.................................................S-36
PURCHASING AND REDEEMING SHARES.............................................S-37
DETERMINATION OF NET ASSET VALUE............................................S-37
TAXES ..................................................................... S-38
BROKERAGE ALLOCATION AND OTHER PRACTICES....................................S-41
DESCRIPTION OF SHARES.......................................................S-43
SHAREHOLDER LIABILITY.......................................................S-43
LIMITATION OF TRUSTEES' LIABILITY...........................................S-44
CODES OF ETHICS.............................................................S-44
5% AND 25% SHAREHOLDERS.....................................................S-44
EXPERTS ....................................................................S-45
FINANCIAL STATEMENTS........................................................S-45
APPENDIX ...................................................................A-1

March 1, 2003
FMA-SX-001-0200

THE TRUST

GENERAL. The Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("fund") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. The Fund is a separate mutual fund, and each share of the Fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.


HISTORY OF THE FUND. The FMA Small Company Portfolio is the successor to the UAM Funds, Inc. FMA Small Company Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by Fiduciary Management Associates, Inc. ("Old FMA" or the "Predecessor Adviser") using the same investment objective, strategies, policies and restrictions as those used by the Fund. The Predecessor Fund's date of inception was July 31, 1991. The Predecessor Fund dissolved and reorganized into the FMA Small Company Portfolio on June 24, 2002. Substantially all of the assets of the Predecessor Fund were transferred to its successor in connection with the Fund's commencement of operations on June 24, 2002. On December 17, 2002, the Adviser effected a management buy-out of Old FMA into a newly formed entity, Fiduciary Management Associates, LLC (the "Adviser"). Despite this transaction, there were no changes in the actual investment management services, administrative functions, supervisory responsibilities, or fee arrangements for the Fund. The Adviser has continued the business of Old FMA.


VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

GLOSSARY

All terms that this SAI does not otherwise define have the same meaning in the SAI as they do in the Fund's prospectus.

o     1933 ACT means the Securities Act of 1933, as amended.

o     1934 ACT means the Securities Exchange Act of 1934, as amended.

o     1940 ACT means the Investment Company Act of 1940, as amended.


o ADVISER means Fiduciary Management Associates, LLC, the investment adviser to the Fund.


o     BOARD MEMBER refers to a single member of the Trust's Board of Trustees.

o     BOARD refers to the Trust's Board of Trustees as a group.

o     TRUST refers to The Advisors' Inner Circle Fund.

o     NAV is the net asset value per share of the Fund.

o     NYSE is the New York Stock Exchange.

o     SEC is the U.S. Securities and Exchange Commission.


o ADMINISTRATOR is SEI Investments Global Fund Services (formerly named SEI Investments Mutual Funds Services).


o     DISTRIBUTOR is SEI Investments Distribution Co.

Capitalized terms not defined herein are defined in the Fund's prospectus.

DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUND USE?

The Fund's investment objectives and principal investment strategies are described in the prospectus(es). The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - U.S. Government Securities are securities issued by the U.S. Treasury (treasury securities) and securities issued by a federal agency or a government-sponsored entity (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years, and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

o     By the right of the issuer to borrow from the U.S. Treasury;

o By the discretionary authority of the U.S. government to buy the obligations of the agency; or

o     By the credit of the sponsoring agency.

While U.S. Government Securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. Government Securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. Government Securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages.

FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. Government Securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Fund will only invest in a security issued by a commercial bank if the bank:

      o Has total assets of at least $1 billion, or the equivalent in other currencies;

      o Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

      o Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the U.S. by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

      o     INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

      o     PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can reduce the value of mortgage-backed securities, which may cause your share price to fall. Lower rates may motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

      o     EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. Government Securities as a means of "locking in" interest rates.

      o     CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently use ratings compiled by Moody's, S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Fund may invest in securities of any rating.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund' prospectus, the Fund may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the U.S. on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

      o     PURCHASING PUT AND CALL OPTIONS

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

      o     Allowing it to expire and losing its entire premium;

      o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

      o     Closing it out in the secondary market at its current price.

o     SELLING (WRITING) PUT AND CALL OPTIONS

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

      o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

      o A call option on the same security or index with the same or lesser exercise price;

      o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

      o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

      o In the case of an index, the portfolio of securities that corresponds to the index.

      At the time of selling a put option, the Fund may cover the put option by, among other things:

      o     Entering into a short position in the underlying security;

      o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

      o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

      o     Maintaining the entire exercise price in liquid securities.

o     OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

      o     Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o     COMBINED POSITIONS

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

      o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

      o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

      o     Do not require an initial margin deposit.

      o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o     EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

o     INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o     CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

CORRELATION OF PRICES - The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

      o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

      o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

      o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of "the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

      o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

      o     have to purchase or sell the instrument underlying the contract;

      o     not be able to hedge its investments; and

      o     not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

      o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

      o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

      o the facilities of the exchange may not be adequate to handle current trading volume;

      o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

      o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

      o     actual and anticipated changes in interest rates;

      o     fiscal and monetary policies; and

      o     national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. the Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government Securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

      o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

      o Factors affecting an entire industry, such as increases in production costs; and

      o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO") - The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S.. The markets in which these securities are located can be developed or emerging. Investors can invest in foreign securities in a number of ways:

      o They can invest directly in foreign securities denominated in a foreign currency;

      o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

      o     They can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS (ADRs) - American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. Europeans Depositary Receipts are similar to ADRs, except that they are typically issued by European Banks or trust companies.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of the Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

      o The economies of foreign countries may differ from the economy of the U.S. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

      o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

      o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

      o The internal policies of a particular foreign country may be less stable than in the U.S.. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

      o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other companies may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the U.S. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the U.S. will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the U.S. Foreign stock markets tend to differ from those in the U.S. in a number of ways.

Foreign stock markets:

      o are generally more volatile than, and not as developed or efficient as, those in the U.S.;

      o     have substantially less volume;

      o trade securities that tend to be less liquid and experience rapid and erratic price movements;

      o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

      o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

      o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

      o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

      o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

      o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the U.S.

      o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

      o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

      o restrictions on transferring securities within the U.S. or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Fund denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

      o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

      o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

      o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

      o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

      o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

      o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

      o     Have relatively unstable governments;

      o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

      o Offer less protection of property rights than more developed countries; and

      o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.


THE EURO - Effective July 1, 2002, the euro has replaced the national currencies of the following member country of the European Union: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The European Central Bank has control over each country's monetary policies. Therefore, the participating countries do not control their own monetary policies by directing independent interest rates for their currencies.

The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels. The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the members states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which the Fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions such as day-count fractions or settlement dates to underlying instruments may be changed to conform to the conventions applicable to euro currency.


The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term consequences can be expected, such as changes in economic environment and change in behavior of investors, all of which will impact the Fund's euro-denominated investments.

INVESTMENT COMPANIES

The Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the Fund. Like other shareholders, the Fund would pay its proportionate share of those fees. Consequently, shareholders of the Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. The Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

REPURCHASE AGREEMENTS

In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Fund normally use repurchase agreements to earn income on assets that are not invested.

When the Fund enters into a repurchase agreement it will:

      o Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

      o Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (I.E., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the Fund's right to sell the security may be restricted. In addition, the value of the security might decline before the Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES

The Fund may purchase restricted securities that are not registered for sale to the general public. The Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund' investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.


By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.


SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

      o     Take advantage of an anticipated decline in prices.

      o     Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates.

To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. the Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES AGAINST THE BOX - In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. the Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Fund.

RESTRICTIONS ON SHORT SALES:

The Fund will not short sell a security if:

      o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

      o The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund's net assets.

      o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government Securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUND

FUNDAMENTAL POLICIES

The following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. Unless otherwise noted, the Fund will determine investment limitation percentages below (with the exception of a limitation relating to borrowing) and other applicable investment requirements in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

      o Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

      o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time.

      o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

      o Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

      o Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

      o Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

      o Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

      o Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES

The following limitations are non-fundamental, which means the Fund may change them without shareholder approval. The Fund may:

      o not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

            Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

      o purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

      o purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

      o     invest in the securities of foreign issuers.

      o purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

      o invest in illiquid and restricted securities to the extent permitted by applicable law.

The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

      o write covered call options and may buy and sell put and call options.

      o     enter into repurchase agreements.

      o lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

      o     sell securities short and engage in short sales "against the box."

      o     enter into swap transactions.

Further, the Small Company Portfolio may not change its investment strategy to invest at least 80% of its net assets (including borrowing for investment purposes) in companies with small market capitalizations under $2 billion at the time of initial purchase without 60 days' prior notice to shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER - Fiduciary Management Associates, LLC, a Delaware limited liability company located at 55 West Monroe Street, Suite 2550, Chicago, Illinois 60603, is the Fund's investment adviser. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The Adviser is the successor to Fiduciary Management Associates, Inc. ("Old FMA" or the "Predecessor Adviser"), a wholly-owned subsidiary of Old Mutual (US) Holdings, Inc. ("Old Mutual"). Two senior officers, Robert F. Carr III and Kathryn A. Vorisek, and other senior members of the management team, organized the Adviser to purchase Old FMA from Old Mutual and continue the investment advisory business of Old FMA. Old FMA served as investment adviser to the Fund and the Predecessor Fund from inception until the sale to the Adviser. The Adviser and the Predecessor Adviser have provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1980. As of December 31, 2002, the Adviser had approximately $1.1 billion under management.


FUND MANAGEMENT - A team of investment professionals is primarily responsible for the day-to-day management of the Fund. Listed in the following table are the investment professionals of the Adviser that comprise the team and a description of their business experience during the past five years.


     Name & Title               Experience
     ===========================================================================
     Kathryn A. Vorisek         In her role as Chief Investment Officer, Ms.
     Senior Managing            Vorisek oversees all aspects of the investment
     Director, Chief            process and manages the firm's research efforts.
     Investment Officer         She serves as Small Cap Team Leader on the FMA
     and Managing               investment team. Ms. Vorisek began her career at
     Member                     Fiduciary Management Associates in 1996 as an
                                equity analyst. She was promoted to Small Cap
                                Team Leader in 1998. Previously, Ms. Vorisek was
                                a Vice President in the equity and fixed income
                                research departments at Duff & Phelps. She has a
                                strong background in the consumer and energy
                                sectors and is a member of the Association for
                                Investment Management Research, as well as the
                                Investment Analyst Society of Chicago. Ms.
                                Vorisek holds a BS degree in Finance from
                                Marquette University and an MBA from
                                Northwestern University in Finance and
                                International Business.
     ---------------------------------------------------------------------------
     Michael P. Gasparac        Mr. Gasparac functions as a Research Analyst
     Director                   specializing in the financial and utility
                                sectors. He also serves as the back-up Team
                                Leader for the FMA Small Cap product.
                                Previously, he served as an equity analyst at Compass Asset Management and at Zurich Kemper
                                Investments. He is a member of both the
                                Association for Investment Management and
                                Research and the Investment Analyst Society of
                                Chicago. Mr. Gasparac received a BS from
                                Northern Illinois University and an MBA from
                                DePaul University.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


ADVISORY FEES PAID TO THE ADVISER. For its services, the Fund pays the Adviser a fee calculated at an annual rate of 0.75% of its average daily net assets. Due to the effect of fee waivers by the Adviser, the actual percentage of average net assets that the Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. The Adviser has voluntarily agreed to limit the expenses of the Fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.20%. However, the Adviser does not expect that any fee waivers will be necessary to keep fund expenses below the cap. The Adviser may change or cancel this expense limitation at any time. For the last three fiscal years, the Fund and the Predecessor Fund paid the following in management fees to the Predecessor Adviser:


--------------------  -------------------------------------------------  --------------------------------------------------
          FUND                             FEES PAID*                                      FEES WAIVED*
---------------------------------------------------------------------------------------------------------------------------
                              2000            2001            2002             2000             2001            2002
-------------------  --------------------------------------------------  --------------------------------------------------
FMA Small
Company Portfolio           $875,051       $1,085,004      $1,243,425        $206,379            $0              $0
---------------------------------------------------------------------------------------------------------------------------

*     For periods prior to June 24, 2002, figures relate to the Predecessor
      Fund.

THE ADMINISTRATOR


GENERAL. SEI Investments Global Funds Services (the "Administrator") (formerly named SEI Investments Mutual Funds Services), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.


ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.


ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% for the first $250 million in assets, 0.10% for the next $250 million in assets, 0.08% for the next $250 million in assets and 0.04% for all assets greater than $750 million. The minimum fee is $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, an additional $75,000 for each additional portfolio over three and $20,000 for each additional class per portfolio after the first class, apportioned to the Fund as a percentage of average daily net assets. Due to these minimums, the annual administration fee the Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund and the Predecessor Fund paid the following administration fees:

------------------------------  ------------------------------------------------
            FUND                                ADMINISTRATION FEE*
------------------------------  ------------------------------------------------
                                        2000             2001             2002
------------------------------  ------------------------------------------------
FMA Small Company Portfolio           $240,901         $176,213         $181,774
------------------------------  ------------------------------------------------

* UAM Fund Services, Inc. ("UAMFSI") served as the administrator to the Predecessor Fund until April 1, 2002, at which time SEI Investments Global Funds Services (formerly named SEI Investments Mutual Funds Services) became Administrator. Prior to that date, the Administrator served as sub-administrator to the Predecessor Fund.


THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

TRANSFER AGENT


DST Systems, Inc., 330 W 9th Street, Kansas City, Missouri 64105 serves as the Fund's transfer agent.


CUSTODIAN


Union Bank of California, 475 Sansome Street, 15th Floor, San Francisco, California 94111 (the "Custodian") acts as custodian for the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT ACCOUNTANT

PricewaterhouseCoopers LLP serves as the independent accountant for the Fund.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST


BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's additional 45 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.


MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.


ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* (since
1991) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Bishop Street Fund, The Expedition Fund, The MDL Fund, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Fund, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) -- Trustee (since 1993) -- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The MDL Fund, and The Expedition Fund.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (since 1992) -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Arbor Fund, The MDL Fund, The Expedition Fund, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Fund, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee (Since 1993) -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The MDL Fund, and The Expedition Fund.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee (Since 1993) -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The MDL Fund, and The Expedition Fund.

JAMES M. STOREY (DOB 04/12/31) -- Trustee (Since 1994) -- Partner, Dechert Price & Rhoads (law firm), September 1987 - December 1993; Trustee of The Arbor Fund, The MDL Fund, The Expedition Fund, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Fund, SEI Institutional International Trust, SEI

Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee (Since 1999) -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The MDL Fund, The Expedition Fund, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Fund, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.


* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:


o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three times in the most recently completed Trust fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met thirteen times in the most recently completed Trust fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.


Before approving the Advisory Agreement, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or account (if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Fund-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received or discussed at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.


Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to approve the Agreement for an initial two-year term.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.


--------------------------------------------------------------------------------
   NAME        DOLLAR RANGE OF FUND SHARES*    AGGREGATE DOLLAR RANGE OF SHARES*
--------------------------------------------------------------------------------
Nesher                     None                              None
--------------------------------------------------------------------------------
Cooney                     None                              None
--------------------------------------------------------------------------------
Doran                      None                              None
--------------------------------------------------------------------------------
Patterson                  None                              None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Peters                     None                              None
--------------------------------------------------------------------------------
Storey                     None                              None
--------------------------------------------------------------------------------
Sullivan                   None                              None
--------------------------------------------------------------------------------

*     Valuation date is December 31, 2002.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


---------------------------------------------------------------------------------------------------------------
                                      Pension or Retirement       Estimated Annual         Total Compensation
                      Aggregate      Benefits Accrued as Part       Benefits Upon       from the Trust and Fund
   Name             Compensation         of Fund Expenses            Retirement                 Complex*
---------------------------------------------------------------------------------------------------------------
Nesher                $     0                  N/A                      N/A                    $     0
---------------------------------------------------------------------------------------------------------------
Cooney                $16,295                  N/A                      N/A                    $16,295
---------------------------------------------------------------------------------------------------------------
Doran                 $     0                  N/A                      N/A                    $     0
---------------------------------------------------------------------------------------------------------------
Patterson             $16,988                  N/A                      N/A                    $16,988
---------------------------------------------------------------------------------------------------------------
Peters                $16,988                  N/A                      N/A                    $16,988
---------------------------------------------------------------------------------------------------------------
Storey                $16,988                  N/A                      N/A                    $16,988
---------------------------------------------------------------------------------------------------------------
Sullivan              $16,988                  N/A                      N/A                    $16,988
---------------------------------------------------------------------------------------------------------------


*     The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.


Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


JAMES R. FOGGO (DOB 06/30/64) -- President (since 2000) -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary (since
2000) -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads (law firm), 1997-1999. Associate, at Richter, Miller & Finn (law firm), 1994-1997.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary (since 1995) -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP (law firm), 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads (law firm), 1990-1991.

SHERRY K. VETTERLEIN (DOB 06/22/62) -- Vice President and Assistant Secretary (since 2001) -- Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.


WILLIAM E. ZITELLI, JR. (DOB 6/14/68) -- Vice President and Secretary (since
2000) -- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group 1998-2000. Associate at Pepper Hamilton LLP (law firm), 1997-1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm), 1994-1997.

JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer (since 2001) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

JOHN C. MUNCH (DOB 05/07/71) -- Vice President and Assistant Secretary (since
2002) -- Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin (law firm), 1998-2001. Associate at Seward & Kissel (law firm), 1996-1998.


JOHN MUNERA (DOB 01/14/63) - Vice President and Assistant Secretary - Middle Office Compliance Officer at SEI Investments since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia 1998-2000. B.A. Political Science, University of Pennsylvania, 1986; MBA Temple University, 2000.

PERFORMANCE INFORMATION

From time to time, the Fund may include the Fund's yield, effective yield, total return or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of the Fund is calculated from two factors: the amount of dividends earned by the Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Calculation of Total Return" for more information on methodology of calculations.

Performance information for the Fund contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, the Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

CALCULATION OF TOTAL RETURN

TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of the Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)^n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS). The total return (after-taxes on distributions) of the Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)^n = ATV(D), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATV(D) = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Fund are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Fund are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION). The total return (after-taxes on distributions and redemption) of the Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)^n = ATV(DR), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATV(DR) = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Fund are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Fund are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.


HISTORICAL PERFORMANCE. The average annual total return (before taxes), total return (after-taxes on distributions) and total return (after-taxes on distributions and redemptions) for the Fund and the Predecessor Fund was as follows for the one-year, five-year and ten-year periods, each ended October 31, 2002.

------------------------------------------------------------------------------------------------------
               FUND (INCEPTION DATE)                        AVERAGE ANNUAL TOTAL RETURN*
------------------------------------------------------------------------------------------------------
                                                    ONE YEAR           FIVE YEAR             TEN YEAR
------------------------------------------------------------------------------------------------------
FMA SMALL COMPANY PORTFOLIO (07/31/91)
------------------------------------------------------------------------------------------------------
BEFORE TAXES                                         -2.34%              2.19%                12.25%
------------------------------------------------------------------------------------------------------
AFTER TAXES ON DISTRIBUTIONS                         -2.44%              1.14%                9.28%
------------------------------------------------------------------------------------------------------
AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS         -1.43%              1.23%                8.58%
------------------------------------------------------------------------------------------------------

*     For the periods prior to June 24, 2002, figures relate to the Predecessor
      Fund.


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (NYSE) is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from the Fund up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the

Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., ET if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.


TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


QUALIFICATIONS AS A RIC. The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derives with respect to its business of investing in such stock, securities or currencies, or certain other income; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. The Board reserves the right not to maintain qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.


FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.




The Fund receives income generally in the form of dividends and interest on investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

FOREIGN TAXES. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and intends to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by the Fund. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If the Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions. Based upon their investment objectives, it is not anticipated that the Fund will be eligible to make the election.


The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.


In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.


Non U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in a fund.


STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.


BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.


In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. As such, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund and Predecessor Fund paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------------------------------------------------
       FUND              AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID*
--------------------------------------------------------------------------------
                              2000                 2001              2002
--------------------------------------------------------------------------------
FMA Small
Company
Portfolio                   $672,930             $770,080          $572,605
--------------------------------------------------------------------------------

*     For the periods prior to June 24, 2002, figures relate to the Predecessor
      Fund.


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.


To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.


In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.


From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the

Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ended October 31, 2002, the Fund and the Predecessor Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

------------------------------------------------------------------------------------------------------
                                                                  TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                      TOTAL DOLLAR AMOUNT OF BROKERAGE            INVOLVING BROKERAGE COMMISSIONS FOR
FUND                  COMMISSIONS FOR RESEARCH SERVICES*                  RESEARCH SERVICES*
------------------------------------------------------------------------------------------------------
FMA Small
Company
Portfolio                         $532,925                                   $266,852,208
------------------------------------------------------------------------------------------------------

*     For periods prior to June 24, 2002, figures relate to the Predecessor
      Fund.


BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal years ended October 31, 2000, 2001 and 2002, neither the Fund nor the Predecessor Fund paid any commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of October 31, 2002, the Fund held 56,200 shares of Jefferies Group, one of its regular brokers and dealers.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Fund may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Fund's two most recently completed fiscal years ended October 31, 2001 and 2002, the portfolio turnover rate for the Fund and the Predecessor Fund was as follows:

--------------------------------------------------------------------------------
            FUND                                  PORTFOLIO TURNOVER RATE
--------------------------------------------------------------------------------
                                              2001                        2002
--------------------------------------------------------------------------------
FMA Small Company Portfolio                   99%                          99%
--------------------------------------------------------------------------------


*     For periods prior to June 24, 2002, figures relate to the Predecessor
      Fund.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the Securities and Exchange Commission, and are available to the public.

5% AND 25% SHAREHOLDERS


As of February 3, 2003, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Fund. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act.


FMA SMALL COMPANY PORTFOLIO


SHAREHOLDER                                                PERCENTAGE OWNERSHIP
-----------                                                --------------------
Fidelity Invest Inst Operations Co Inc.                            51.27%
For Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1999

Charles Schwab & Co., Inc.                                         11.20%
Reinvest Account
Attn: Mutual Fund
101 Montgomery Street
San Francisco, CA 94104-4122

Dingle & Co.                                                        6.29%
C/O Comerica Bank
Attn: Mutual Fund
PO Box 75000
Detroit, MI 48275-0001

The Fund believes that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.


EXPERTS


The financial statements incorporated by reference in the prospectus have been audited by PricewaterhouseCoopers LLP, independent public accountant, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.


FINANCIAL STATEMENTS


The financial statements for the fiscal year ended October 31, 2002, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, are herein incorporated by reference. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information. SHAREHOLDERS MAY GET COPIES OF THE FUND'S ANNUAL REPORTS FREE OF CHARGE BY CALLING TOLL-FREE 1-866-FMA-8333.

                                    APPENDIX

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

PREFERRED STOCK RATINGS

      aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

      a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

      baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

      b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

      caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

      ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

      c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

      plus (+) or minus (-): Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

      Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

      A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  This rating applies only to U.S. Tax-Exempt Municipals Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      o     Leading market positions in well-established industries.

      o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime   Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.    Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

      AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC An obligation rated "CCC" is currently vulnerable to non- payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

      CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

      C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking portfolio payments, but that is currently paying.

      D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

      N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

      Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

      A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

FITCH INC. RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

      Investment Grade

      AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      Speculative Grade

      BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

      DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, I.E., below 50%.

                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

      F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

      D     Default. Denotes actual or imminent payment default.

NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1".

"NR" indicates that Fitch Inc. does not rate the issuer or issue in question.

"Withdrawn:" A rating is withdrawn when Fitch Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                       STATEMENT OF ADDITIONAL INFORMATION

                         THE ADVISORS' INNER CIRCLE FUND


                                  MARCH 1, 2003

                               INVESTMENT ADVISER:
                               FIRST MANHATTAN CO.

This Statement of Additional Information (SAI) is not a prospectus. This SAI relates to the following series of The Advisors' Inner Circle Fund (the "Trust"):

                                 FMC SELECT FUND
                            FMC STRATEGIC VALUE FUND

It is intended to provide additional information regarding the activities and operations of the Trust and the FMC Select Fund and the FMC Strategic Value Fund (each a "Fund" and collectively, the "Funds") and should be read in conjunction with the Funds' prospectuses dated March 1, 2003. This SAI is incorporated by reference into the Funds' prospectuses. Capitalized terms not defined herein are defined in the prospectuses. Prospectuses may be obtained by writing to the Trust or calling toll-free 1-877-FMC-4099 (877-362-4099).


                                TABLE OF CONTENTS

THE TRUST....................................................................S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES..............S-1
DESCRIPTION OF PERMITTED INVESTMENTS.........................................S-3
INVESTMENT LIMITATIONS......................................................S-11
THE ADVISER.................................................................S-12
THE ADMINISTRATOR...........................................................S-13
THE DISTRIBUTOR.............................................................S-14
THE TRANSFER AGENT..........................................................S-15
THE CUSTODIAN...............................................................S-15
INDEPENDENT PUBLIC ACCOUNTANT...............................................S-15
LEGAL COUNSEL...............................................................S-15
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-15
PERFORMANCE INFORMATION.....................................................S-20
COMPUTATION OF YIELD........................................................S-20
CALCULATION OF TOTAL RETURN.................................................S-20
PURCHASING AND REDEEMING SHARES.............................................S-22
DETERMINATION OF NET ASSET VALUE............................................S-22
TAXES ......................................................................S-23
FUND TRANSACTIONS...........................................................S-25
DESCRIPTION OF SHARES.......................................................S-27
SHAREHOLDER LIABILITY.......................................................S-27
LIMITATION OF TRUSTEES' LIABILITY...........................................S-27
CODE OF ETHICS..............................................................S-28
5% AND 25% SHAREHOLDERS.....................................................S-28
EXPERTS.....................................................................S-28
FINANCIAL STATEMENTS........................................................S-28
APPENDIX ...................................................................A-1

March 1, 2003
FMC-SX-001-0200

THE TRUST

GENERAL. Each Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Funds' respective investment objectives and principal investment strategies are described in the prospectus(es). The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

FMC SELECT FUND. The FMC Select Fund ("Select Fund") invests principally in equity securities, and to a limited degree in fixed income securities, including money market instruments. The Select Fund ordinarily will invest a predominant portion of its assets (75%-85%) in equity securities and the remainder in fixed income securities, including money market instruments. The exact percentage of the Select Fund's assets invested in equity and fixed income securities will vary from time to time in accordance with the Adviser's assessment of investment opportunities.

      EQUITY SECURITIES. The equity securities in which the Select Fund may invest are common stocks, preferred stocks, and convertible securities of domestic companies, as well as warrants to purchase such securities. The Adviser may also purchase U.S. dollar-denominated equity securities (including depositary receipts) and preferred stocks (including preferred stocks convertible into common stocks) issued by foreign companies, as well as debt securities convertible into common stocks, and shares of closed-end investment companies. The Select Fund may purchase equity securities that are traded on registered exchanges or the over-the-counter market in the U.S.

      In selecting equity securities for the Select Fund, the Adviser will not attempt to forecast either the economy or the stock market, but rather will focus its efforts on searching out investment opportunities in equity securities of companies with strong balance sheets, favorable returns on equity and businesses of which the Adviser has an understanding, and in equity securities of companies where all of these factors may not be present, but whose shares nevertheless sell at a market valuation below their perceived intrinsic value.

      FIXED INCOME SECURITIES. The fixed income securities that may be purchased by the Select Fund include: (i) obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities ("U.S. government securities"); (ii) dollar denominated corporate bonds and debentures of U.S. and foreign companies that are rated BBB- or higher by Standard & Poor's Corporation ("S&P") or Baa3 or higher by Moody's Investors Services, Inc. ("Moody's"), or are unrated but of comparable quality as determined by the Adviser; (iii) mortgage-backed securities that are issued or guaranteed by governmental or non-governmental entities or that are privately-issued collateralized mortgage obligations ("CMOs") or real estate mortgage investment conduits ("REMICs") rated in one of the top two categories by S&P or Moody's; (iv) high quality commercial paper; (v) securities issued by the Government of Canada and supranational agencies such as the World Bank; (vi) asset-backed securities rated in one of the top two categories by S&P or Moody's; (vii) short-term debt obligations of U.S. and foreign banks;
      (viii) zero coupon securities; (ix) money market instruments; (x) repurchase agreements; and (xi) fixed income securities issued by a municipality the interest payments on which are not exempt from U.S. federal income tax.

      Debt rated BBB- by S&P is regarded as having an adequate capacity to pay interest and repay principal. In S&P's view, whereas the issuer normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Bonds rated Baa3 by Moody's are considered medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In the view of Moody's, such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. In the event any fixed income security held by the Select Fund is downgraded below the applicable rating category set forth above, the Adviser will review the security and determine whether to retain or dispose of it.

      In selecting fixed income securities for the Select Fund, the Adviser will seek added returns from the long-term compounding of incremental yields rather than from attempting to anticipate bond market price swings. The sources of incremental returns are (1) the higher yields on corporate and government agency securities compared to U.S. Treasury securities and (2) mispriced prepayment options. The fixed income component of the Select Fund ordinarily will consist of securities with an average duration of up to eight years. Interest rate forecasting will not play a significant role in the Adviser's fixed income investment strategy.

FMC STRATEGIC VALUE FUND. The FMC Strategic Value Fund ("Strategic Value Fund") invests in equity securities that the Adviser believes offer the possibility of increase in value, primarily common stocks that meet the criteria described below.

In selecting equity securities for the Strategic Value Fund, the Adviser will not attempt to forecast either the economy or the stock market, but rather will focus its efforts on searching out investment opportunities in equity securities by carefully scrutinizing financial statements with particular attention to the quality of cash flow and an evaluation of stocks selling at a discount to estimated private market values. The Adviser emphasizes companies where it perceives it has a substantial understanding of both the industry and the business in which the company operates. In addition, the Adviser will concentrate its efforts on companies where a catalyst has been identified which the Adviser believes can have a significant impact on the price of the security. Such catalysts include spin-offs, corporate restructurings, divestiture programs, share repurchases, merger and acquisition activity and significant changes in management or key personnel.

The Strategic Value Fund may invest in common stocks, preferred stocks and convertible securities of domestic companies, as well as warrants to purchase such securities that are traded on registered exchanges or the over-the-counter market in the U.S. The Strategic Value Fund may also purchase equity securities (including depositary receipts) and preferred stocks (including depositary stocks convertible into common stocks) issued by foreign companies, as well as debt securities convertible into common stock of such companies.

Although the Strategic Value Fund's portfolio will normally be fully invested in equity securities (other than as considered appropriate for cash reserves), for temporary defensive purposes during periods when the Adviser determines that market conditions warrant, up to 100% of the Strategic Value Fund's assets may be held in cash or cash equivalents. In general, cash or cash equivalents will be held in U.S. Treasury Bills, high quality commercial paper, certificates of deposit and money market instruments.

AUXILIARY POLICIES OF THE FUNDS

Although not primary strategies employed by the Adviser in managing the Funds, the Funds may engage in a number of investment practices in order to meet their investment objectives. In this regard, the Funds may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Funds may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

The Funds may purchase securities denominated in foreign currencies in amounts up to 10% of its total assets. The Funds do not have a corresponding limitation with respect to foreign securities denominated in U.S. dollars.

The Select Fund may also invest up to 10% of its total assets in convertible debt securities rated Caa or higher by Moody's or CCC or higher by S&P, or Fitch, Inc. While the Adviser will purchase such securities with a view to the capital appreciation potential associated with the underlying equity security, below investment-grade issues, otherwise known as "junk bonds," present special risks. See the "Description of Permitted Investments."

For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, the Adviser may invest up to 100% of the Funds assets in cash or money market instruments.

PORTFOLIO TURNOVER RATE. For the Funds' two most recently completed fiscal years ended October 31, 2001 and 2002, the portfolio turnover rate for each of the Funds was as follows:

--------------------------------------------------------------------------------
                                                 PORTFOLIO TURNOVER RATE
     FUND                                ---------------------------------------
                                          2001                             2002
--------------------------------------------------------------------------------
Select                                   12.68%                           19.72%
--------------------------------------------------------------------------------
Strategic Value                          29.75%                            3.26%
--------------------------------------------------------------------------------

DESCRIPTION OF PERMITTED INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS (ADRS). ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Funds purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often rated as lower-quality fixed income securities.

o MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). Consistent with CFTC regulations, a Fund may use futures contracts and related options for either (i) "BONA FIDE hedging purposes," as such term is defined by the CFTC, or (ii) for other risk management purposes only to the extent that the aggregate initial margin and premiums on such positions (excluding the amount by which options on futures contracts are in the money) do not exceed 5% of the Fund's net assets. Instances in which a Fund may use futures contracts and related options for risk management purposes (other than BONA FIDE hedging) include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. A Fund may purchase and write put and call options on securities, securities indices or foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

The Fund must cover all options it writes. For example, when a Fund writes an option on a security, index or foreign currency, it will segregate or earmark liquid assets with the Fund's custodian in an amount at least equal to the market value of the option and will maintain such coverage while the option is open. A Fund may otherwise cover the transaction by means of an offsetting transaction or other means permitted by the 1940 Act or the rules and SEC interpretations thereunder.

Each Fund may trade put and call options on securities, securities indices or currencies, as the investment adviser or sub-adviser determines is appropriate in seeking the Fund's investment objective. For example, a Fund may purchase put and call options on securities or indices to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

In another instance, a Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

Additionally, a Fund may purchase and write put and call options on currencies to manage its exposure to exchange rates.

There are significant risks associated with a Fund's use of options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in prices of options held by the Fund and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of Trust's Board of Trustees, the Adviser determines the liquidity of a Fund's investments. In determining the liquidity of a Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. Government Securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see the Appendix to this SAI.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. government obligations in which the Profile Series may invest include U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government Securities are not guaranteed against price movements due to fluctuating interest rates.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Funds may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which a fund can invest in securities of other investment companies. A Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

SHORT SALES. The Funds may engage in short sales "against the box." A fund sells short "against the box" if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. A fund may sell short "against the box" when the fund wants to sell the security it owns at a current price, in order to hedge or limit the exposure of the fund's position. A short sale "against-the-box" is a taxable transaction to the Fund with respect to the securities that are sold short.

EURO-DENOMINATED SECURITIES. Effective July 1, 2002, the euro has replaced the national currencies of the following member countries of the European Union:
Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The European Central Bank has control over each country's monetary policies. Therefore, the participating countries do not control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels. The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the members states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which a Fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions such as day-count fractions or settlement dates to underlying instruments may be changed to conform to the conventions applicable to euro currency.

The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term consequences can be expected, such as changes in economic environment and change in behavior of investors, all of which will impact a Fund's euro-denominated investments.

SECURITIES OF FOREIGN ISSUERS. The value of the Funds' investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Funds may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds.

SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Funds will segregate or earmark liquid assets with the Custodian in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Funds before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Funds generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Funds may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

INVESTMENT LIMITATIONS

The following policies, except for policies 1, 2, 5, 8, 10 and 12, are non-fundamental policies of each Fund. Non-fundamental polices may be changed or eliminated by the Trust's Board of Trustees without a vote of a Fund's shareholders. Policies 3, 4, 6, 7, 9, 11, and 13 are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" of a Fund or the Trust, respectively, means the vote of (i) 67% or more of a Fund's or the Trust's shares present at a meeting, if more than 50% of the outstanding shares of a Fund or the Trust are present or represented by proxy; or (ii) more than 50% of a Fund's or the Trust's outstanding shares, whichever is less.

No Fund may:

1. Purchase securities of any issuer (except securities issued or guaranteed as to principal and interest by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in U.S. government securities and repurchase agreements involving such securities. For purposes of this limitation (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry, (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry, and (iii) supranational entities will be considered to represent one industry.

3.    Acquire more than 10% of the voting securities of any one issuer.

4.    Invest in companies for the purpose of exercising control.

5. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of total assets. Borrowings from a bank require asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission (the "SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. All borrowings in excess of 5% of total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

6. Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend its portfolio securities, and may enter into repurchase agreements, as described in the Prospectus and in this Statement of Additional Information.

7. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

8. Purchase or sell real estate, real estate limited partnership interests or commodities provided that this shall not prevent a Fund from investing in readily marketable securities of issuers which can invest in real estate or commodities, institutions that issue mortgages, and real estate investment trusts which deal in real estate or interests therein, and provided further that this shall not prevent a Fund from investing in commodities contracts relating to financial instruments.

9. Make short sales of securities, maintain a short position or purchase securities on margin, except that a Fund may obtain short-term credits as necessary for the clearance of security transactions and may sell securities short "against the box."

10. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

11. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or pursuant to an order of exemption therefrom.

12. Issue senior securities (as defined in the Investment Company Act of 1940) except as permitted by rule, regulation or order of the SEC.

13. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

In addition, the following are non-fundamental limitations. Each Fund may not invest more than 15% of its net assets in illiquid securities. An illiquid security is a security which cannot be disposed of in the usual course of business within seven days, at approximately the value at which a Fund has valued the instrument. Illiquid securities include repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

The foregoing percentages will apply at the time of the purchase of a security.

THE ADVISER

GENERAL. First Manhattan Co. ("FMC" or the "Adviser") is a professional investment management firm organized as a limited partnership and registered with the SEC under the Investment Advisers Act of 1940. In addition to advising the Funds, FMC provides advisory services to individuals, partnerships, trusts, pension and other employee benefit plans, and eleemosynary and other institutions. FMC was founded in 1964. Because of the amount of his direct and indirect ownership of the firm's outstanding partnership interests, Mr. David S. Gottesman is deemed to control FMC. As of December 31, 2002, the Adviser had management authority with respect to approximately $8.5 billion of assets. The principal business address of the Adviser is 437 Madison Avenue, New York, New York 10022.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

INVESTMENT MANAGEMENT PERSONNEL OF THE ADVISER. Bernard C. Groveman, CFA, and A. Byron Nimocks, Senior Managing Partners of the Adviser have managed the equity component of the Select Fund since the Select Fund commenced operations. Messrs. Groveman and Nimocks were general partners of the Adviser from 1994 and 1990, respectively, to July 1, 2002. From 1990-1993, Mr. Groveman was a Managing Director of the Adviser. William K. McElroy, a Managing Director of the Adviser, has managed the fixed income component of the Select Fund since the Select Fund commenced operations. Mr. McElroy has been a portfolio manager with the Adviser since 1987.

Edward I. Lefferman, CFA, a Managing Director of the Adviser, has managed the Strategic Value Fund since the Strategic Value Fund commenced operations. Mr. Lefferman has been a portfolio manager with the Adviser since 1984.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .80% of the average daily net assets of the Select Fund and 1.00% of the average daily net assets of the Strategic Value Fund. The Adviser has voluntarily agreed to waive a portion of its advisory fee and reimburse the Funds in order to limit total operating expenses of the Select Fund to not more than 1.10% and the Strategic Value

Fund to not more than 1.30% of each Fund's average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate its fee waiver and reimbursement agreements at any time. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Funds. For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds paid the Adviser the following advisory fees:

-----------------------------------------------------------------------------------------------
                                   FEES PAID                             FEES WAIVED+
     FUND             -------------------------------------------------------------------------
                        2000         2001          2002         2000         2001         2002
-----------------------------------------------------------------------------------------------
Select                $843,253     $986,484     $1,286,868    $      0     $      0     $     0
-----------------------------------------------------------------------------------------------
Strategic Value       $      0     $ 22,878     $  201,254    $103,852     $125,146     $72,434
-----------------------------------------------------------------------------------------------

+ For the fiscal year ended October 31, 2000, the Adviser additionally reimbursed fees of $5,200 to the Strategic Value Fund, respectively, to maintain the stated expense cap under its voluntary fee waiver arrangement with the Fund.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator") (formerly named SEI Investments Mutual Funds Services), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .15% of the average daily net assets for each Fund. The Administrator's fee is subject to an annual minimum of $75,000 per Fund. The Administrator voluntarily agreed to reduce this minimum to $50,000 for the Strategic Value Fund for the fiscal years ending October 31, 2000 and October 31, 2001, respectively. For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid the Administrator the following fees:

--------------------------------------------------------------------------------
                             FEES PAID                       FEES WAIVED
      FUND        --------------------------------------------------------------
                    2000       2001       2002        2000       2001      2002
--------------------------------------------------------------------------------
Select            $158,185   $184,967   $241,289    $     0    $     0    $    0
--------------------------------------------------------------------------------
Strategic Value   $ 27,500   $ 50,000   $ 75,000    $47,500    $25,000    $    0
--------------------------------------------------------------------------------

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the

Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

SERVICE PLAN. The Strategic Value Fund has adopted a shareholder servicing plan for shares (the "Service Plan") under which a shareholder servicing fee of up to ..25% of average daily net assets attributable to shares will be paid to the Distributor. Under the Service Plan, the Distributor may perform, or may compensate other service providers for performing the following shareholder services: subaccounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase and redemption orders; and processing dividend payments. Under the Service Plan, the Distributor may retain as a profit any difference between the fees it receives and the amount it pays to third parties. The Distributor may utilize any sub-distributor to perform any of the services under the Service Plan.

Services under the Service Plan may include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution and tax notices) to these customers with respect to investments in the Trust. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law.

For each of the fiscal years ended October 31, 2000 and 2001, 2002 the Strategic Value Fund paid $0 pursuant to the Service Plan.

THE TRANSFER AGENT

DST Systems, Inc., 333 West 9th Street, Kansas City, Missouri 64105 serves as the Funds' transfer agent.

THE CUSTODIAN

Wachovia Bank N.A., 123 South Broad Street, Philadelphia, Pennsylvania 19109 acts as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT PUBLIC ACCOUNTANT

KPMG LLP serves as the independent auditor for the Funds.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the

Trust's 45 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* (since
1991) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27)-- Trustee (since 1993)-- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (since 1992) -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee (Since 1993) -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee (Since 1993) -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee (Since 1994) -- Partner, Dechert Price & Rhoads (law firm), September 1987 - December 1993; Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee (Since 1999) -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

----------
* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent auditor to the fund and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three times in the most recently completed Trust fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met thirteen times in the most recently completed Trust fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before this year's meeting , the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Fund-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Agreement for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

-----------------------------------------------------------------------------------------------------
   NAME         DOLLAR RANGE OF FUND SHARES (FUND)*     AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)*
-----------------------------------------------------------------------------------------------------
  Nesher        None (Select Fund)                                        None
                None (Strategic Value Fund)
-----------------------------------------------------------------------------------------------------
  Cooney        None (Select Fund)                                        None
                None (Strategic Value Fund)
-----------------------------------------------------------------------------------------------------
  Doran         None (Select Fund)                                        None
                None (Strategic Value Fund)
-----------------------------------------------------------------------------------------------------
Patterson       None (Select Fund)                                        None
                None (Strategic Value Fund)
-----------------------------------------------------------------------------------------------------
  Peters        None (Select Fund)                                        None
                None (Strategic Value Fund)
-----------------------------------------------------------------------------------------------------
  Storey        None (Select Fund)                                        None
                None (Strategic Value Fund)
-----------------------------------------------------------------------------------------------------
 Sullivan       None (Select Fund)                                        None
                None (Strategic Value Fund)
-----------------------------------------------------------------------------------------------------

*     Valuation date is December 31, 2002.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

-----------------------------------------------------------------------------------------------
                                Pension or Retirement     Estimated Annual   Total Compensation
                Aggregate      Benefits Accrued as Part    Benefits Upon     from the Trust and
   Name        Compensation        of Fund Expenses         Retirement         Fund Complex*
-----------------------------------------------------------------------------------------------
  Nesher         $     0                 N/A                    N/A               $     0
-----------------------------------------------------------------------------------------------
  Cooney         $16,295                 N/A                    N/A               $16,295
-----------------------------------------------------------------------------------------------
  Doran          $     0                 N/A                    N/A               $     0
-----------------------------------------------------------------------------------------------
Patterson        $16,988                 N/A                    N/A               $16,988
-----------------------------------------------------------------------------------------------
  Peters         $16,988                 N/A                    N/A               $16,988
-----------------------------------------------------------------------------------------------
  Storey         $16,988                 N/A                    N/A               $16,988
-----------------------------------------------------------------------------------------------
 Sullivan        $16,988                 N/A                    N/A               $16,988
-----------------------------------------------------------------------------------------------

*     The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

JAMES R. FOGGO (DOB 06/30/64) -- President (since 2000) -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary (since
2000) -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads (law firm), 1997-1999. Associate, at Richter, Miller & Finn (law firm), 1994-1997.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary (since 1995) -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP (law firm), 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads (law firm), 1990-1991.

SHERRY K. VETTERLEIN (DOB 06/22/62) -- Vice President and Assistant Secretary (since 2001) -- Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) -- Vice President and Secretary (since
2000) -- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group 1998-2000. Associate at Pepper Hamilton LLP (law firm), 1997-1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm), 1994-1997.

JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer (since 2001) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

JOHN C. MUNCH (DOB 05/07/71) - Vice President and Assistant Secretary (since
2002) - Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin (law firm), 1998-2001. Associate at Seward & Kissel (law firm), 1996-1998.

JOHN MUNERA (DOB 01/14/63) - Vice President and Assistant Secretary - Middle Office Compliance Officer at SEI Investments since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia 1998-2000. B.A. Political Science, University of Pennsylvania, 1986; MBA Temple University, 2000.

PERFORMANCE INFORMATION

From time to time, each of the Funds may include the Fund's yield, effective yield, total return or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Funds refers to the annualized income generated by an investment in that Fund over a specified 30-day period. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Computation of Yield" and "Calculation of Total Return" for more information on methodology of calculations.

Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

COMPUTATION OF YIELD

The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. Yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd+1)^6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended October 31, 2002, the Select Fund's yield was 1.13% and the Strategic Value Fund's yield was 0.00%

CALCULATION OF TOTAL RETURN

TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)^n)= ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS). The total return (after-taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)^n)= ATV(D), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATV(D)= value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION). The total return (after-taxes on distributions and redemption) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)^n)= ATV(DR), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATV(DR)= value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

HISTORICAL PERFORMANCE. The average annual total return (before taxes), total return (after-taxes on distributions) and total return (after-taxes on distributions and redemption) for each of the Funds was as follows for the one-year, five-year and since inception periods, each ended October 31, 2002.

----------------------------------------------------------------------------------------------
                                                          AVERAGE ANNUAL TOTAL RETURN
       FUND (INCEPTION DATE)                      --------------------------------------------
                                                   ONE YEAR      FIVE YEAR     SINCE INCEPTION
----------------------------------------------------------------------------------------------
SELECT FUND (05/08/1995)
----------------------------------------------------------------------------------------------
   BEFORE TAX                                        1.21%         9.54%           14.88%
----------------------------------------------------------------------------------------------
   AFTER-TAX ON DISTRIBUTIONS                       -0.11%         7.41%           13.03%
----------------------------------------------------------------------------------------------
   AFTER-TAX ON DISTRIBUTIONS AND REDEMPTION         1.53%         7.34%           12.12%
----------------------------------------------------------------------------------------------
STRATEGIC VALUE FUND (08/17/1998)
----------------------------------------------------------------------------------------------
   BEFORE TAX                                        8.57%           *             12.56%
----------------------------------------------------------------------------------------------
   AFTER-TAX ON DISTRIBUTIONS                        7.26%           *             10.55%
----------------------------------------------------------------------------------------------
   AFTER-TAX ON DISTRIBUTIONS AND REDEMPTION         6.22%           *              9.57%
----------------------------------------------------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (NYSE) is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial

Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that is intended to supplement the discussion contained in each Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in each Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derives with respect to its business of investing in such stock, securities or currencies, or certain other income; (ii) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to each Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. The Board reserves the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Each Fund receives income generally in the form of dividends and interest on investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by each Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

FOREIGN TAXES. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by each Fund.

In certain cases, each Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in a fund.

STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2000, 2001 and 2002 the Funds paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------------------------------------------------
                           AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
FUND                       -----------------------------------------------------
                            2000                   2001                   2002
--------------------------------------------------------------------------------
Select                     $95,190                $65,628               $106,062
--------------------------------------------------------------------------------
Strategic Value            $16,343                $23,744               $ 43,387
--------------------------------------------------------------------------------

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ended October 31, 2002, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

--------------------------------------------------------------------------------------------------------------------
                   TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS FOR    TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING
     FUND                          RESEARCH SERVICES                     BROKERAGE COMMISSIONS FOR RESEARCH SERVICES
--------------------------------------------------------------------------------------------------------------------
Select                                    $0                                                $0
--------------------------------------------------------------------------------------------------------------------
Strategic Value                           $0                                                $0
--------------------------------------------------------------------------------------------------------------------

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to FMC, which is dually registered with the SEC as a broker-dealer.

---------------------------------------------------------------------------------------------------------------
                      AGGREGATE DOLLAR AMOUNT OF         PERCENTAGE OF TOTAL      PERCENTAGE OF TOTAL BROKERAGE
                     BROKERAGE COMMISSIONS PAID TO    BROKERAGE COMMISSIONS PAID  TRANSACTIONS EFFECTED THROUGH
     FUND                 AFFILIATED BROKERS            TO AFFILIATED BROKERS           AFFILIATED BROKERS
                    -------------------------------------------------------------------------------------------
                     2000        2001        2002               2002                           2002
---------------------------------------------------------------------------------------------------------------
Select              $95,190    $65,628     $106,062             100%                           100%
---------------------------------------------------------------------------------------------------------------
Strategic Value     $16,343    $23,744     $ 43,387             100%                           100%
---------------------------------------------------------------------------------------------------------------

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of October 31, 2002, the Funds did not hold securities of its regular brokers or dealers.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 3, 2003, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of a Fund. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act.

FMC SELECT FUND

SHAREHOLDER                                       Number of Shares       Percent
-----------                                       ----------------       -------
Donaldson Lufkin Jenrette Securities Corp         9,640,775. 5110        97. 23%
PO Box 2052
Jersey City, NJ  07303-2052

FMC STRATEGIC VALUE FUND

SHAREHOLDER                                       Number of Shares       Percent
-----------                                       ----------------       -------
Donaldson Lufkin Jenrette Securities Corp         2,757,219.7410         95.27%
PO Box 2052
Jersey City, NJ  07303-2052

The Funds believe that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers.

EXPERTS

The financial statements incorporated by reference in the prospectus have been audited by KPMG LLP, independent auditors, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 2002, including notes thereto and the report of KPMG LLP thereon, are herein incorporated by reference. A copy of the Funds' 2002 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      -     Leading market positions in well-established industries.

      -     High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

      - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

      - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                       STATEMENT OF ADDITIONAL INFORMATION

                         THE ADVISORS' INNER CIRCLE FUND


                                  MARCH 1, 2003


                               INVESTMENT ADVISER:
                           HGK ASSET MANAGEMENT, INC.

This Statement of Additional Information (SAI) is not a prospectus. This SAI relates to the following series of The Advisors' Inner Circle Fund (the "Trust"):

                              HGK EQUITY VALUE FUND
                             HGK MID CAP VALUE FUND

It is intended to provide additional information regarding the activities and operations of the Trust and the HGK Equity Value Fund and the HGK Mid Cap Value Fund (each a "Fund" and collectively, the "Funds") and should be read in conjunction with the Funds' prospectus dated March 1, 2003. This SAI is incorporated by reference into the Funds' prospectus. Capitalized terms not defined herein are defined in the prospectus. Prospectuses may be obtained by writing to the Trust or calling toll-free 1-877-DIAL-HGK (342-5445).

                                TABLE OF CONTENTS
THE TRUST...................................................................S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES.............S-1
DESCRIPTION OF PERMITTED INVESTMENTS........................................S-2
INVESTMENT LIMITATIONS......................................................S-7
THE ADVISER.................................................................S-8
THE ADMINISTRATOR...........................................................S-9
THE DISTRIBUTOR............................................................S-10
DEALER REALLOWANCES........................................................S-11
THE TRANSFER AGENT.........................................................S-11
THE CUSTODIAN..............................................................S-11
INDEPENDENT PUBLIC ACCOUNTANT..............................................S-11
LEGAL COUNSEL..............................................................S-12
TRUSTEES AND OFFICERS OF THE TRUST.........................................S-12
PERFORMANCE INFORMATION....................................................S-16
COMPUTATION OF YIELD.......................................................S-16
CALCULATION OF TOTAL RETURN................................................S-16
PURCHASING AND REDEEMING SHARES............................................S-18
DETERMINATION OF NET ASSET VALUE...........................................S-18
TAXES .....................................................................S-19
FUND TRANSACTIONS..........................................................S-21
DESCRIPTION OF SHARES......................................................S-23
SHAREHOLDER LIABILITY......................................................S-23
LIMITATION OF TRUSTEES' LIABILITY..........................................S-23
CODE OF ETHICS.............................................................S-24
5% AND 25% SHAREHOLDERS....................................................S-24
EXPERTS ...................................................................S-25
FINANCIAL STATEMENTS.......................................................S-25
APPENDIX ..................................................................A-1

March 1, 2003
HGK-SX-001-0200

THE TRUST

GENERAL. Each Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Funds' respective investment objectives and principal investment strategies are described in the prospectus(es). The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

HGK EQUITY VALUE FUND. The HGK Equity Value Fund (the "Equity Value Fund") seeks long-term capital appreciation. This goal is fundamental, and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940 ("1940 Act").

As its principal investment strategy, the Equity Value Fund will invest (under normal market conditions) in common stocks and other equity securities of established U.S. companies with large market capitalization (in excess of $5 billion) that the Adviser believes possess value characteristics. Other equity securities may include: preferred stocks and convertible securities of domestic companies that are traded on registered exchanges or the over-the-counter market in the United States; U.S. dollar denominated equity securities (including ADRs) and preferred stocks (including ADRs convertible into common stocks) issued by foreign companies, as well as convertible securities of such companies. Consistent with Rule 35d-1 of the 1940 Act regarding the use of certain mutual fund names, the Equity Value Fund has adopted a "non-fundamental" policy to invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

Although the Equity Value Fund will normally be as fully invested as practicable in equity securities, as secondary investment strategies and consistent with its investment objective, the Fund may to a lesser extent invest in equity securities denominated in foreign currencies (up to 10% of total assets), shares of other investment companies, variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also invest up to 20% of its total assets in cash, cash equivalents or money market securities for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

HGK MID CAP VALUE FUND. The HGK Mid Cap Value Fund (the "Mid Cap Value Fund") seeks long-term capital appreciation. This goal is fundamental, and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objectives. The Fund is classified as a "diversified" investment company under the 1940 Act.

As its principal investment strategy, the Mid Cap Value Fund will invest at least 80% of its net assets (under normal market conditions) in common stocks and other equity securities of established U.S. companies with medium market capitalization (between $1 billion and $5 billion) that the Adviser believes possess value characteristics. Other equity securities may include: preferred stocks and convertible securities of domestic companies that are traded on registered exchanges or the over-the-counter market in the United States; U.S. dollar denominated equity securities (including ADRs) and preferred stocks (including ADRs convertible into common stocks) issued by foreign companies, as well as convertible securities of such companies. Consistent with Rule 35d-1 of the 1940 Act regarding the use of certain mutual fund names, the Mid Cap Value Fund has adopted a "non-fundamental" policy to invest at least 80% of its net assets, under normal circumstances, in equity securities of medium capitalization companies. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

Although the Mid Cap Value Fund will normally be as fully invested as practicable in equity securities, as secondary investment strategies and consistent with its investment objective, the Fund may to a lesser extent invest in equity securities denominated in foreign currencies (up to 10% of total assets), shares of other investment companies, variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also invest up to 20% of its total assets in cash, cash equivalents or money market securities for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal years ended October 31, 2001 and 2002, the portfolio turnover rate for each of the Funds was as follows:

------------------------------------------------------------------------------
          FUND                               PORTFOLIO TURNOVER RATE
------------------------------------------------------------------------------
                                       2001                           2002
------------------------------------------------------------------------------
Equity Value                          57.25%                         33.70%
------------------------------------------------------------------------------
Mid Cap Value                            *                              *
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* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

DESCRIPTION OF PERMITTED INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS (ADRS). ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Funds purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of Trust's Board of Trustees, the Adviser determines the liquidity of a Fund's investments. In determining the liquidity of a Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). Each of the Funds will not invest more than 15% of its net assets in illiquid securities.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. Government Securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see the Appendix to this SAI.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. Government obligations in which the Profile Series may invest include U.S. Treasury Obligations and the obligations of U.S. Government Agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government Securities are not guaranteed against price movements due to fluctuating interest rates.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Funds may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange.
     Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SHORT SALES. The Funds may engage in short sales "against the box." A fund sells short "against the box" if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. A fund may sell short "against the box" when the fund wants to sell the security it owns at a current price, in order to hedge or limit the exposure of the fund's position. A short sale "against the box" is a taxable transaction to a fund with respect to the securities that are sold short. Short sales against the box are not considered short sales for purposes of the Funds' fundamental limitation number 9. See "Investment Limitations," described below.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which a fund can invest in securities of other investment companies. A Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

SECURITIES DENOMINATED IN FOREIGN CURRENCIES. The value of the Funds' investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Funds may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds.

SECURITIES DENOMINATED IN EURO. Effective July 1, 2002, the euro has replaced the national currencies of the following member country of the European Union:
Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The European Central Bank has control over each country's monetary policies. Therefore, the participating countries do not control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels. The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the members states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which a Fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions such as day-count fractions or settlement dates to underlying instruments may be changed to conform to the conventions applicable to euro currency.

The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term consequences can be expected, such as changes in economic environment and change in behavior of investors, all of which will impact a Fund's euro-denominated investments.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Funds will segregate or earmark liquid assets with the Custodian in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Funds before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Funds generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Funds may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES. The following are fundamental policies of the Funds and cannot be changed with respect to a Fund without the consent of the holders of a majority of a Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer. This restriction applies to 75% of a Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3.  Acquire more than 10% of the voting securities of any one issuer.

4.  Invest in companies for the purpose of exercising control.

5. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 33 1/3% of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Funds' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter or such longer period as the Securities and the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

6. Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into repurchase agreements.

7. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (5) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

8. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of each Fund, it may invest in municipal securities or other marketable obligations secured by real estate or interests therein.

9. Make short sales of securities, maintain a short position or purchase securities on margin, except that each Fund may obtain short-term credits as necessary for the clearance of security transactions.

10. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

11. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

12. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

13. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 0.5% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 0.5% of such shares or securities together own more than 5% of such shares or securities.

14. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

15. Write or purchase puts, calls, options or combinations thereof or invest in warrants.

NON-FUNDAMENTAL POLICIES. The following investment limitations of the Funds are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval:

1. The Equity Value Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Portfolio's Board of Trustees upon at least 60 days' notice to Portfolio shareholders.

2. The Mid Cap Value Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities of medium capitalization companies. This non-fundamental policy may be changed by the Portfolio's Board of Trustees upon at least 60 days' notice to Portfolio shareholders.

Except where otherwise noted, the foregoing percentages, and all other percentage-based policies, will apply at the time of the purchase of a security.

THE ADVISER

GENERAL. HGK Asset Management Inc. ("HGK" or the "Adviser") is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. HGK was incorporated in 1983 by three principals, Jeffrey T. Harris, Warren A. Greenhouse and Joseph E. Kutzel. The principal business address of the Adviser is Newport Tower, 525 Washington Boulevard, Jersey City, New Jersey, 07310. The Adviser has provided equity, fixed income and balanced fund management of individually structured portfolios since its inception. As of December 31, 2002, total assets under management were approximately $1.8 billion.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

INVESTMENT MANAGEMENT PERSONNEL OF THE ADVISER. Michael Pendergast, CFA (Managing Director and Senior Portfolio Manager of Equity Securities) and Paul
B. Carlson, CFA (Portfolio Manager of Equity Securities) have co-managed the Equity Value Fund since its inception. Mr. Pendergast has been with the Adviser since 1983, and prior to that he was an equity portfolio manager at L.F. Rothchild, Unterberg, Towbin. Mr. Carlson has been with the Adviser since 1991 and prior to that he was a trading assistant at Dillon, Read.

Arthur E. Coia, II (Managing Director of HGK) manages the Mid Cap Value Fund. Mr. Coia has more than nine years of investment experience. Mr. Coia has been with HGK since 1998, and prior to that he managed equity accounts for a Manhattan investment firm.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.90% of the average daily net assets of each Fund. The Adviser has contractually agreed for a period of one year from the date of the prospectus to waive all or a portion of its fee for each Fund and to reimburse expenses of each Fund in order to limit each Fund's total operating expenses to an annual rate of not more than 1.50% of average daily net assets. The Adviser may renew the contractual fee waiver for subsequent periods. In addition, to the extent a Fund purchases securities of open-end investment companies, the Adviser will waive its advisory fee on that portion of the Fund's assets invested in such securities. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Funds. For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds paid the Adviser the following advisory fees:

------------------------------------------------------------------------------------------------------------------
       FUND                           FEES PAID                                FEES WAIVED1
------------------------------------------------------------------------------------------------------------------
                      2000              2001             2002              2000            2001           2002
------------------------------------------------------------------------------------------------------------------
Equity Value           $0                $0               $0             $55,362         $47,283         $53,939
------------------------------------------------------------------------------------------------------------------
Mid Cap Value           *                *                 *                *               *               *
------------------------------------------------------------------------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.
1 For the fiscal years ended October 31, 2000, 2001 and 2002, the Adviser additionally reimbursed fees of $119,143, $113,672 and $107,311, respectively to maintain the stated expense cap under its contractual fee waiver agreement with the Fund.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator") (formerly named SEI Investments Mutual Funds Services), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.18% of the first $250 million of assets, 0.14% of the next $250 million of assets, 0.10% on assets over $500 million, and a minimum of $75,000 per Fund and $15, 000 per additional class. Due to this minimum, the annual administration fee each Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds paid the Administrator the following fees:

----------------------------------------------------------------------------------------------------------------
       FUND                          FEES PAID                                    FEES WAIVED
----------------------------------------------------------------------------------------------------------------
                        2000            2001           2002            2000          2001            2002
----------------------------------------------------------------------------------------------------------------
Equity Value           $75,000        $75,000         $75,000           $0            $0              $0
----------------------------------------------------------------------------------------------------------------
Mid Cap Value             *              *               *              *              *              *
----------------------------------------------------------------------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

DISTRIBUTION PLAN. The Trust has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that the shares of the Funds will pay the Distributor a fee of 0.25% of the average daily net assets of the shares which the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or the provision of shareholder services with respect to shares. The Trust intends to operate the Plan in accordance with its terms and with the NASD rules concerning sales charges.

For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds paid the Distributor the following fees pursuant to the Plan:

---------------------------------------------------------------------------------------------------------------
       FUND                        12B-1 FEES PAID                     12B-1 FEES RETAINED BY THE DISTRIBUTOR
---------------------------------------------------------------------------------------------------------------
                        2000            2001             2002            2000           2001            2002
---------------------------------------------------------------------------------------------------------------
Equity Value           $15,378        $13,134           $14,983           $0             $0              $0
---------------------------------------------------------------------------------------------------------------
Mid Cap Value             *              *                 *              *               *              *
---------------------------------------------------------------------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

DEALER REALLOWANCES. The Funds are sold subject to a front-end sales charge as described in the prospectus. Selling dealers are normally reallowed 100% of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of shares. The Mid Cap Value Fund is not currently offered to investors.

--------------------------------------------------------------------------------------------------------------------
                                              DEALER REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
                      ----------------------------------------------------------------------------------------------
      FUND                              $50,000        $100,000        $250,000        $500,000
                      Less than      but less than  but less than   but less than    but less than  $1,000,000 and
                       $50,000          $100,000       $250,000        $500,000       $1,000,000         over
--------------------------------------------------------------------------------------------------------------------
    Equity Value         5.55%            4.75%          3.75%           2.75%           2.00%           None
--------------------------------------------------------------------------------------------------------------------
   Mid Cap Value         5.55%            4.75%          3.75%           2.75%           2.00%           None
--------------------------------------------------------------------------------------------------------------------

Dealers that are reallowed the entire amount of the sales charge may be deemed to be underwriters within the meaning of the 1933 Act for the purposes of assessing civil liability.

THE TRANSFER AGENT

DST Systems, Inc., Kansas City, Missouri, serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

THE CUSTODIAN

Wachovia Bank N.A., 123 South Broad Street, Philadelphia, Pennsylvania 19109 acts as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT PUBLIC ACCOUNTANT

KPMG LLP, serves as the independent auditors for the Funds.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, serves as counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's 45 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* (since
1991) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) -- Trustee (since 1993) -- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (since 1992) -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee (Since 1993) -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee (Since 1993) -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee (Since 1994) -- Partner, Dechert Price & Rhoads (law firm), September 1987 - December 1993; Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee (Since 1999) -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset

Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

------------------
* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three times in the most recently completed Trust fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met thirteen times in the most recently completed Trust fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before this year's meeting, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds;
(g) the level of the Adviser's profitability from its Fund-related operations;
(h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Agreement for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Shares of the Mid Cap Value Fund were not offered for investment during this period. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

------------------------------------------------------------------------------------------------------------------
        NAME                DOLLAR RANGE OF FUND SHARES*           AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)*
------------------------------------------------------------------------------------------------------------------
       Nesher                           None                                           None
------------------------------------------------------------------------------------------------------------------
       Cooney                           None                                           None
------------------------------------------------------------------------------------------------------------------
        Doran                           None                                           None
------------------------------------------------------------------------------------------------------------------
      Patterson                         None                                           None
------------------------------------------------------------------------------------------------------------------
       Peters                           None                                           None
------------------------------------------------------------------------------------------------------------------
       Storey                           None                                           None
------------------------------------------------------------------------------------------------------------------
      Sullivan                          None                                           None
------------------------------------------------------------------------------------------------------------------

*   Valuation date is December 31, 2002.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

-------------------------------------------------------------------------------------------------------------------------
                                            Pension or Retirement      Estimated Annual
         Name             Aggregate      Benefits Accrued as Part of     Benefits Upon       Total Compensation from the
                        Compensation            Fund Expenses             Retirement           Trust and Fund Complex*
-------------------------------------------------------------------------------------------------------------------------
        Nesher               $0                      N/A                      N/A                        $0
-------------------------------------------------------------------------------------------------------------------------
        Cooney             $16,295                   N/A                      N/A                      $16,295
-------------------------------------------------------------------------------------------------------------------------
        Doran                $0                      N/A                      N/A                        $0
-------------------------------------------------------------------------------------------------------------------------
      Patterson            $16,988                   N/A                      N/A                      $16,988
-------------------------------------------------------------------------------------------------------------------------
        Peters             $16,988                   N/A                      N/A                      $16,988
-------------------------------------------------------------------------------------------------------------------------
        Storey             $16,988                   N/A                      N/A                      $16,988
-------------------------------------------------------------------------------------------------------------------------
       Sullivan            $16,988                   N/A                      N/A                      $16,988
-------------------------------------------------------------------------------------------------------------------------

*   The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

JAMES R. FOGGO (DOB 06/30/64) -- President (since 2000) -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary (since
2000) -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads (law firm), 1997-1999. Associate, at Richter, Miller & Finn (law firm), 1994-1997.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary (since 1995) -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP (law firm), 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads (law firm), 1990-1991.

SHERRY K. VETTERLEIN (DOB 06/22/62) -- Vice President and Assistant Secretary (since 2001) -- Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) -- Vice President and Secretary (since
2000) -- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group 1998-2000. Associate at Pepper Hamilton LLP (law firm), 1997-1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm), 1994-1997.

JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer (since 2001) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

JOHN C. MUNCH (DOB 05/07/71) - Vice President and Assistant Secretary (since
2002) - Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin (law firm), 1998-2001.
Associate at Seward & Kissel (law firm), 1996-1998.

JOHN MUNERA (DOB 01/14/63) - Vice President and Assistant Secretary - Middle Office Compliance Officer at SEI Investments since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia 1998-2000. B.A. Political Science, University of Pennsylvania, 1986; MBA Temple University, 2000.

PERFORMANCE INFORMATION

From time to time, each of the Funds may include the Fund's yield, effective yield, total return or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Funds refers to the annualized income generated by an investment in that Fund over a specified 30-day period. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Computation of Yield" and "Calculation of Total Return" for more information on methodology of calculations.

Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

COMPUTATION OF YIELD

The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. Yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended October 31, 2002, the Equity Value Fund's yield was 1.37%. The Mid Cap Value Fund had not commenced operations.

CALCULATION OF TOTAL RETURN

TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS). The total return (after-taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVD, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATVD = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION). The total return (after-taxes on distributions and redemption) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVDR, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATVDR = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

HISTORICAL PERFORMANCE. The average annual total return (before taxes), total return (after-taxes on distributions) and total return (after-taxes on distributions and redemption) for each of the Funds was as follows for the one-year and since inception periods, each ended October 31, 2002.

------------------------------------------------------------------------------------------------------------
               FUND (INCEPTION DATE)                                  AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------------------
                                                                  ONE YEAR                SINCE INCEPTION
------------------------------------------------------------------------------------------------------------
EQUITY VALUE FUND (06/09/1999)
------------------------------------------------------------------------------------------------------------
     BEFORE TAX                                                   -18.97%                      -9.00%
------------------------------------------------------------------------------------------------------------
     AFTER-TAX ON DISTRIBUTIONS                                   -23.65%                     -11.07%
------------------------------------------------------------------------------------------------------------
     AFTER-TAX ON DISTRIBUTIONS AND REDEMPTION                    -14.34%                      -8.31%
------------------------------------------------------------------------------------------------------------
MID CAP VALUE FUND
------------------------------------------------------------------------------------------------------------
     BEFORE TAX                                                      *                           *
------------------------------------------------------------------------------------------------------------
     AFTER-TAX ON DISTRIBUTIONS                                      *                           *
------------------------------------------------------------------------------------------------------------
     AFTER-TAX ON DISTRIBUTIONS AND REDEMPTION                       *                           *
------------------------------------------------------------------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (NYSE) is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derives with respect to its business of investing in such stock, securities or currencies, or certain other income; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. The Board reserves the right not to maintain qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

FOREIGN TAXES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in a fund.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

-----------------------------------------------------------------------------------------------
       FUND                      AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
-----------------------------------------------------------------------------------------------
                                 2000                       2001                       2002
-----------------------------------------------------------------------------------------------
Equity Value                    $7,210                     $8,693                     $9,001
-----------------------------------------------------------------------------------------------
Mid Cap Value                     *                           *                         *
-----------------------------------------------------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ended October 31, 2002, the Funds' paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

----------------------------------------------------------------------------------------------------------------------------
        FUND                     TOTAL DOLLAR AMOUNT OF BROKERAGE              TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING
                                 COMMISSIONS FOR RESEARCH SERVICES               BROKERAGE COMMISSIONS FOR RESEARCH SERVICES
----------------------------------------------------------------------------------------------------------------------------
Equity Value                                  $XXX                                                $XXX
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                  *                                                    *
----------------------------------------------------------------------------------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Distributor and reflect fees paid in connection with Fund repurchase agreement transactions.

--------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENTAGE OF TOTAL BROKERAGE     PERCENTAGE OF TOTAL BROKERAGE
       FUND          AGGREGATE DOLLAR AMOUNT OF BROKERAGE      COMMISSIONS PAID TO AFFILIATED     TRANSACTIONS EFFECTED THROUGH
                    COMMISSIONS PAID TO AFFILIATED BROKERS                 BROKERS                     AFFILIATED BROKERS
------------------------------------------------------------------------------------------------------------------------------
                      2000           2001           2002                    2002                              2002
------------------------------------------------------------------------------------------------------------------------------
Equity Value           $75            $76           $100                    100%                              100%
------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value           *              *              *                       *                                 *
------------------------------------------------------------------------------------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of October 31, 2002, the Equity Value Fund held a repurchase agreement valued at $90,451 of Morgan Stanley Dean Witter and common stock valued at $93,375 of J.P. Morgan Chase. The Mid Cap Value Fund had not yet commenced operations.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 3, 2003, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act.


HGK EQUITY VALUE FUND

Shareholder                             Number of Shares                 %
-----------                             ----------------                 -

Arthur S Gelfand                        45,146.2400                      5.59%
PO Box 6688
Somerset NJ 08875-6688

SEI Trust Company Cust                  101,978.4960                     12.62%
IRA R/O Johanna M Vandermark
23 Williams Ave
Newburgh NY 12550-7227

Johanna M Vandermark TR                 47,469.8430                      5.87%
U/A DTD 05/18/1999
The Vandermark Trust
23 Williams Ave
Newburgh NY 12550-7227

Thomas A Vandermark TR                  51,733.8980                      6.40%
U/A DTD 05/18/1999
The Vandermark Trust
23 Williams Ave
Newburgh NY 12550-7227

Samuel Sporn & Joel Laetman TR          45,998.1660                      5.69%
U/A 01/01/1996
Schoengold & Spron PC Profit
Sharing Trust
19 Fulton ST STE 406
New York NY 10038-2124

Dean Witter For The Benefit Of          47,355.1100                      5.86%
NO NJ BLDG Laborers Dist Council
PO Box 250 Church Street Station
New York NY 1008-0250

The Fund believes that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers.

EXPERTS

The financial statements incorporated by reference in the prospectus have been audited by KPMG LLP, independent auditors, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 2002, including notes thereto and the report of KPMG LLP thereon, are herein incorporated by reference. A copy of the Funds' 2002 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

APPENDIX

DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -      Leading market positions in well-established industries.

         -      High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBBrating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Moody's

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch Inc. ("Fitch")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
                       STATEMENT OF ADDITIONAL INFORMATION

                         THE ADVISORS' INNER CIRCLE FUND


                                  MARCH 1, 2003


                               INVESTMENT ADVISER:
                     INVESTMENT COUNSELORS OF MARYLAND, LLC

This Statement of Additional Information (SAI) is not a prospectus. This SAI relates to the following series of The Advisors' Inner Circle Fund (the "Trust"):

                           ICM SMALL COMPANY PORTFOLIO

It is intended to provide additional information regarding the activities and operations of the Trust and the ICM Small Company Portfolio (the "Fund") and should be read in conjunction with the Fund's prospectus dated March 1, 2003. This SAI is incorporated by reference into the Fund's prospectus. Capitalized terms not defined herein are defined in the prospectus. Prospectuses may be obtained by writing to the Trust or calling toll-free 866-234-5426.


                                TABLE OF CONTENTS

THE TRUST ...............................................................    S-1
GLOSSARY ................................................................    S-1
DESCRIPTION OF PERMITTED INVESTMENTS ....................................    S-2
INVESTMENT POLICIES OF THE FUND .........................................   S-25
INVESTMENT ADVISORY AND OTHER SERVICES ..................................   S-27
THE ADMINISTRATOR .......................................................   S-30
THE DISTRIBUTOR .........................................................   S-31
TRANSFER AGENT ..........................................................   S-31
CUSTODIAN ...............................................................   S-31
INDEPENDENT ACCOUNTANT ..................................................   S-32
LEGAL COUNSEL ...........................................................   S-32
TRUSTEES AND OFFICERS OF THE TRUST ......................................   S-32
PERFORMANCE INFORMATION .................................................   S-36
CALCULATION OF TOTAL RETURN .............................................   S-37
PURCHASING AND REDEEMING SHARES .........................................   S-38
DETERMINATION OF NET ASSET VALUE ........................................   S-39
TAXES ...................................................................   S-39
BROKERAGE ALLOCATION AND OTHER PRACTICES ................................   S-42
DESCRIPTION OF SHARES ...................................................   S-44
SHAREHOLDER LIABILITY ...................................................   S-44
LIMITATION OF TRUSTEES' LIABILITY .......................................   S-45
CODES OF ETHICS .........................................................   S-45
5% AND 25% SHAREHOLDERS .................................................   S-45
EXPERTS .................................................................   S-47
FINANCIAL STATEMENTS ....................................................   S-47
APPENDIX ................................................................    A-1

March 1, 2003
ICM-SX-001-0200

THE TRUST

GENERAL. The Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Generally, the Fund pays its
(i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

HISTORY OF THE FUND. The ICM Small Company Portfolio is a successor to the UAM Funds, Inc. ICM Small Company Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by Investment Counselors of Maryland, LLC ("ICM" or the "Adviser") using the same investment objective, strategies, policies and restrictions as those used by the Fund. The Predecessor Fund's date of inception was April 19, 1989. The Predecessor Fund dissolved and reorganized into the ICM Small Company Portfolio on June 24, 2002. Substantially, all of the assets of the Predecessor Fund were transferred to its successor in connection with the Fund's commencement of operations on June 24, 2002.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

GLOSSARY

All terms that this SAI does not otherwise define have the same meaning in the SAI as they do in the Fund's prospectus.

o     1933 ACT means the Securities Act of 1933, as amended.

o     1934 ACT means the Securities Exchange Act of 1934, as amended.

o     1940 ACT means the Investment Company Act of 1940, as amended.

o ADVISER means Investment Counselors of Maryland, LLC, the investment adviser to the Fund.

o     BOARD MEMBER refers to a single member of the Trust's Board of Trustees.

o     BOARD refers to the Trust's Board of Trustees as a group.

o     TRUST refers to The Advisors' Inner Circle Fund.

o     NAV is the net asset value per share of the Fund.

o     NYSE is the New York Stock Exchange.

o     SEC is the U.S. Securities and Exchange Commission.

o ADMINISTRATOR is SEI Investments Global Funds Services (formerly named SEI Investments Mutual Funds Services).

o     DISTRIBUTOR is SEI Investments Distribution Co.

Capitalized terms not defined herein are defined in the Fund's prospectus.

DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUND USE?

The Fund's investment objectives and principal investment strategies are described in the prospectus(es). The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - U.S. Government Securities are securities issued by the U.S. Treasury (treasury securities) and securities issued by a federal agency or a government-sponsored entity (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years, and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

      o     By the right of the issuer to borrow from the U.S. Treasury;

      o By the discretionary authority of the U.S. government to buy the obligations of the agency; or

      o     By the credit of the sponsoring agency.

While U.S. Government Securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. Government Securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. Government Securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. Government Securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Fund will only invest in a security issued by a commercial bank if the bank:

      o Has total assets of at least $1 billion, or the equivalent in other currencies;

      o Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

      o Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the U.S. by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o     INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o     PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can reduce the value of mortgage-backed securities, which may cause your share price to fall. Lower rates may motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o     EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. Government Securities as a means of "locking in" interest rates.

o     CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently use ratings compiled by Moody's, S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Fund may invest in securities of any rating.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the U.S. on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o     PURCHASING PUT AND CALL OPTIONS

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

      o     Allowing it to expire and losing its entire premium;

      o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

      o     Closing it out in the secondary market at its current price.

o     SELLING (WRITING) PUT AND CALL OPTIONS

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

      o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

      o A call option on the same security or index with the same or lesser exercise price;

      o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

      o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

      o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by, among other things:

      o     Entering into a short position in the underlying security;

      o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

      o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

      o     Maintaining the entire exercise price in liquid securities.

OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o     COMBINED POSITIONS

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

      o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

      o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

      o     Do not require an initial margin deposit.

      o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the Securities and Exchange Commission (the "SEC"). If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o     EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

o     INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o     CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

CORRELATION OF PRICES - The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

      o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

      o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

      o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

      o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

      o     have to purchase or sell the instrument underlying the contract;

      o     not be able to hedge its investments; and

      o     not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

      o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

      o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

      o the facilities of the exchange may not be adequate to handle current trading volume;

      o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

      o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

      o     actual and anticipated changes in interest rates;

      o     fiscal and monetary policies; and

      o     national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government Securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

      o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

      o Factors affecting an entire industry, such as increases in production costs; and

      o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO") - The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. Investors can invest in foreign securities in a number of ways:

      o They can invest directly in foreign securities denominated in a foreign currency;

      o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

      o     They can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS (ADRS) - American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. Europeans Depositary Receipts are similar to ADRs, except that they are typically issued by European Banks or trust companies.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of the Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

      o The economies of foreign countries may differ from the economy of the U.S. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

      o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

      o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

      o The internal policies of a particular foreign country may be less stable than in the U.S. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

      o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other companies may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the U.S. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the U.S. will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the U.S. Foreign stock markets tend to differ from those in the U.S. in a number of ways.

Foreign stock markets:

      o are generally more volatile than, and not as developed or efficient as, those in the U.S.;

      o     have substantially less volume;

      o trade securities that tend to be less liquid and experience rapid and erratic price movements;

      o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

      o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

      o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

      o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

      o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

      o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the U.S.

      o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

      o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

      o restrictions on transferring securities within the U.S. or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

      o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

      o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

      o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

      o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

      o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

      o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

      o     Have relatively unstable governments;

      o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

      o Offer less protection of property rights than more developed countries; and

      o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

THE EURO - Effective July 1, 2002, the euro has replaced the national currencies of the following member country of the European Union: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The European Central Bank has control over each country's monetary policies. Therefore, the participating countries do not control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels. The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the members states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which the Fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions such as day-count fractions or settlement dates to underlying instruments may be changed to conform to the conventions applicable to euro currency.

The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term consequences can be expected, such as changes in economic environment and change in behavior of investors, all of which will impact the Fund's euro-denominated investments.

INVESTMENT COMPANIES

The Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the Fund. Like other shareholders, the Fund would pay its proportionate share of those fees. Consequently, shareholders of the Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. The Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

REPURCHASE AGREEMENTS

In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Fund normally uses repurchase agreements to earn income on assets that are not invested.

When the Fund enters into a repurchase agreement it will:

      o Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

      o Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (I.E., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the Fund's right to sell the security may be restricted. In addition, the value of the security might decline before the Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES

The Fund may purchase restricted securities that are not registered for sale to the general public. The Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

      o     Take advantage of an anticipated decline in prices.

      o     Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates.

To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES AGAINST THE BOX - In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be taxable event to the Fund.

RESTRICTIONS ON SHORT SALES:

The Fund will not short sell a security if:

      o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

      o The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund's net assets.

      o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government Securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUND

FUNDAMENTAL POLICIES

The following limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. Unless otherwise noted, the Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing) and other applicable investment requirements in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

o Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time.

o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

o Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

o Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

o Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

o Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

o Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES

The following limitations are non-fundamental, which means the Fund may change them without shareholder approval. The Fund may:

      o not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

      o purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

      o purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

      o     invest in the securities of foreign issuers.

      o purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

      o invest in illiquid and restricted securities to the extent permitted by applicable law.

The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

      o write covered call options and may buy and sell put and call options.

      o     enter into repurchase agreements.

      o lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

      o     sell securities short and engage in short sales "against the box."

      o     enter into swap transactions.

Further, the Small Company Portfolio may not change its investment strategy to invest at least 80% of its net assets in companies with small market capitalizations at the time of initial purchase, without 60 days' prior notice to shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER. Investment Counselors of Maryland, LLC, a Delaware limited liability company located at 803 Cathedral Street, Baltimore, Maryland 21201, is the Fund's investment adviser. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The Adviser and its predecessor, Investment Counselors of Maryland, Inc. (the "Former Adviser"), have provided investment management services to corporations, foundations, endowments, pensions and profit sharing plans, trusts, estates and other institutions and individuals since 1972. The Adviser is owned in part by the Former Adviser and ICM Management LLC, a company wholly-owned by eight former officers of the Former Adviser. Old Mutual (US) Holdings Inc. ("Old Mutual US") through its ownership of the Former Adviser retains an ownership interest in the Adviser.

Old Mutual US is a holding company incorporated in Delaware in December 1980 (under the name United Asset Management Corporation) for the purpose of acquiring and owning firms engaged primarily in institutional investment management. In September 2000, Old Mutual plc purchased all of the shares of United Asset Management Corporation. Subsequently, the name of the United Asset Management Corporation was changed to Old Mutual (US) Holdings Inc. Since its first acquisition in August 1983, Old Mutual US has acquired or organized more than 50 affiliated firms. Currently, Old Mutual US has 23 affiliates who are SEC registered investment advisers. The affiliated firms provide investment management services to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them. Several affiliated firms also act as investment advisers to separate series or funds in the Advisors' Inner Circle Funds Complex. Old Mutual US is a subsidiary of Old Mutual plc, a financial services company based in the United Kingdom.

FUND MANAGEMENT. A team of investment professionals is primarily responsible for the day-to-day management of the Fund. Listed below are the investment professionals that comprise that team and a brief description of their business experience.

     NAME AND TITLE               EXPERIENCE
     ===========================================================================
     ---------------------------------------------------------------------------
     William V. Heaphy            Mr. Heaphy joined the Former Adviser in 1994
     Principal                    as a security analyst in the equity research
                                  department. Prior to joining the Former
                                  Adviser, Mr. Heaphy was an associate in the Baltimore law firm of Ober, Kaler, Grimes and Shriver, and before that, a staff auditor with PricewaterhouseCoopers LLP. Mr. Heaphy earned his law degree from the University of Maryland
                                  School of Law and his B.S. from Lehigh
                                  University. He is a Certified Public
                                  Accountant and Chartered Financial Analyst.

     ---------------------------------------------------------------------------
     Robert D. McDorman, Jr.      Mr. McDorman joined the Former Adviser in June
     Principal                    1985. His primary responsibilities are the
                                  management of ICM Small Company Portfolio and related separate accounts and equity security analysis. Mr. McDorman earned his B.A. degree at Trinity College and his law degree at the University of Baltimore. He is a Chartered
                                  Financial Analyst. Mr. McDorman has managed the fund since its inception.

     ---------------------------------------------------------------------------
     Simeon F. Wooten, III        Mr. Wooten joined the Former Adviser in 1998
     Principal                    as a research analyst and as a member of the
                                  management team of the ICM Small Company
                                  Portfolio. Prior to joining the Adviser, he served as Vice President/Research at Adams
                                  Express Company, which he joined in 1980. He is a graduate of the Wharton School of the University of Pennsylvania. Mr. Wooten is a
                                  Chartered Financial Analyst and Certified
                                  Public Accountant.

     NAME AND TITLE               EXPERIENCE
     ===========================================================================
     James F. McAree              Mr. McAree joined the Former Adviser in
     Senior Vice President        September 2001 as a member of the Small Cap
                                  Value Equity team. Prior to joining the Former
                                  Adviser, Jim was a Vice President at Lazard
                                  Freres in New York where he worked as an equity research analyst in the Capital Markets
                                  Group. Previously, he was an analyst and portfolio manager with Dillon Capital
                                  Management in Columbus, Ohio, and a Senior
                                  Business Analyst with The BOC Group. He earned his M.B.A. from the University of Michigan and his B.S from the U.S. Military Academy at West
                                  Point.

     ---------------------------------------------------------------------------

Listed below are additional members of the Adviser's team of professionals and a brief description of their business experience.

     NAME AND TITLE               EXPERIENCE
     ---------------------------------------------------------------------------
     Paul L. Borssuck             Mr. Borssuck joined the Former Adviser in 1985
     Principal                    and heads the firm's Individual Capital
                                  Management Division. Prior to joining the Former Adviser, Mr. Borssuck served as
                                  Chairman of the Investment Policy Committee at
                                  Mercantile Safe Deposit and Trust Company where he managed portfolios for high net worth clients. Prior to that, he headed the institutional funds management section at
                                  American Security and Trust Company in
                                  Washington, D.C. Mr. Borssuck earned his B.S.
                                  Degree and M.B.A. from Lehigh University. He is a Chartered Financial Analyst.

     ---------------------------------------------------------------------------
     Stuart M. Christhilf, III    Mr. Christhilf joined the Former Adviser in
     Principal                    1998. In addition to managing the firm's
                                  operations, he directs the marketing effort for Individual Capital Management. Prior to joining the Former Adviser, Mr. Christhilf was
                                  President of a re-insurance agency and earlier served as head of Kidder Peabody's
                                  Mid-Atlantic Institutional Sales effort. He holds his BA from the University of Virginia and an MBA in Finance from Loyola College.

     ---------------------------------------------------------------------------
     Andrew L. Gilchrist          Mr. Gilchrist joined the Former Adviser in
     Principal                    1996 as Director of Investment Technology.
                                  Prior to the Former Adviser, Mr. Gilchrist served as Director of Investment Technology at Mercantile-Safe Deposit and Trust Company for
                                  18 years. Before that, he was with Merrill
                                  Lynch. Mr. Gilchrist graduated with honors in Economics from the University of Maryland and earned a Masters from The Johns Hopkins
                                  University. He is a member of the Society of Quantitative Analysts.

     ---------------------------------------------------------------------------
     Donald J. Hoelting           Mr. Hoelting joined the Former Adviser in June
     Principal                    of 2000 as a senior investment professional
                                  with responsibility for both research and portfolio management. Prior to joining the Former Adviser, he was the lead portfolio manager responsible for the value portfolios at Minneapolis based Investment Advisers, Inc.
                                  Prior to that, he was the Chief Investment
                                  Officer of Jefferson National Bank's Trust &
                                  Investment Group in Charlottesville, VA. Don earned his B.A., degree in Business from Nebraska Wesleyan University. He holds the
                                  Chartered Financial Analyst designation.

     NAME AND TITLE               EXPERIENCE
     ---------------------------------------------------------------------------
     Stephen T. Scott             Mr. Scott specializes in the management of
     Principal                    pension assets, private foundations and
                                  endowments. He joined the Former Adviser in 1973 after having served as portfolio manager at Chase Manhattan Bank and Mercantile-Safe
                                  Deposit and Trust Company. He is a graduate of Randolph-Macon College and received an M.B.A.
                                  from Columbia University Graduate School of
                                  Business.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services, the Fund pays the Adviser a fee calculated at an annual rate of 0.70% of its average daily net assets. For the last three fiscal years, the Fund and the Predecessor Fund paid the following in management fees to the Adviser:

--------------------------------------------------------------------------------
         FUND                                        FEES PAID*
--------------------------------------------------------------------------------
                                       2000             2001             2002
--------------------------------------------------------------------------------
Small Company Portfolio             $3,658,557       $4,513,875       $5,619,529
--------------------------------------------------------------------------------

*     For periods prior to June 24, 2002, figures relate to the Predecessor
      Fund.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator") (formerly named SEI Investments Mutual Funds Services), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% for the first $250 million in assets, 0.10% for the next $250 million in assets, 0.08% for the next $250 million in assets and 0.04% for all assets greater than $750 million. The minimum fee is $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, an additional $75,000 for each additional portfolio over three and $20,000 for each additional class per portfolio after the first class, apportioned to the Fund as a percentage of average daily net assets. Due to these minimums, the annual administration fee the Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund and the Predecessor Fund paid the following administration fees:

--------------------------------------------------------------------------------
         FUND                                     ADMINISTRATION FEE*
--------------------------------------------------------------------------------
                                        2000             2001             2002
--------------------------------------------------------------------------------
Small Company Portfolio               $482,949         $545,081         $688,922
--------------------------------------------------------------------------------

* UAM Fund Services, Inc. ("UAMFSI") served as the administrator to the Predecessor Fund until April 1, 2002, at which time SEI Investments Global Funds Services (formerly named SEI Investments Mutual Funds Services) became administrator. Prior to that date, the Administrator served as sub-administrator to the Predecessor Fund.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

TRANSFER AGENT

DST Systems, Inc., 330 W. 9th Street, Kansas City, Missouri 64105 serves as the Fund's transfer agent.

CUSTODIAN

Union Bank of California, 475 Sansome Street, 15th Floor, San Francisco, California 94111 (the "Custodian") acts as Custodian for the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT ACCOUNTANT

PricewaterhouseCoopers LLP serves as independent public accountant of the Fund.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's additional 45 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* (since
1991) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27)-- Trustee (since 1993)-- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (since 1992) -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee (Since 1993) -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee (Since 1993) -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive

Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee (Since 1994) -- Partner, Dechert Price & Rhoads (law firm), September 1987 - December 1993; Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee (Since 1999) -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

      o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three times in the most recently completed Trust fiscal year.

      o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the

            Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met thirteen times in the most recently completed Trust fiscal year.

      o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for the an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before approving the Advisory Agreement, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Fund-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received or discussed at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to approve the Agreement for an initial two-year term.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with

Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

--------------------------------------------------------------------------------
                                                          Aggregate Dollar
Name           Dollar Range of Fund Shares*           Range of Shares (Fund)*
--------------------------------------------------------------------------------

Nesher                     None                                 None

--------------------------------------------------------------------------------

Cooney                     None                                 None

--------------------------------------------------------------------------------

Doran                      None                                 None

--------------------------------------------------------------------------------

Patterson                  None                                 None

--------------------------------------------------------------------------------

Peters                     None                                 None

--------------------------------------------------------------------------------

Storey                     None                                 None

--------------------------------------------------------------------------------

Sullivan                   None                                 None

--------------------------------------------------------------------------------

*     Valuation date is December 31, 2002.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

--------------------------------------------------------------------------------------------------------------------
                                     Pension or Retirement                                   Total Compensation from
Name            Aggregate         Benefits Accrued as Part of         Estimated Annual          the Trust and Fund
              Compensation               Fund Expenses            Benefits Upon Retirement           Complex*
--------------------------------------------------------------------------------------------------------------------
Nesher           $     0                      N/A                           N/A                      $     0
--------------------------------------------------------------------------------------------------------------------
Cooney           $16,295                      N/A                           N/A                      $16,295
--------------------------------------------------------------------------------------------------------------------
Doran            $     0                      N/A                           N/A                      $     0
--------------------------------------------------------------------------------------------------------------------
Patterson        $16,988                      N/A                           N/A                      $16,988
--------------------------------------------------------------------------------------------------------------------
Peters           $16,988                      N/A                           N/A                      $16,988
--------------------------------------------------------------------------------------------------------------------
Storey           $16,988                      N/A                           N/A                      $16,988
--------------------------------------------------------------------------------------------------------------------
Sullivan         $16,988                      N/A                           N/A                      $16,988
--------------------------------------------------------------------------------------------------------------------

*     The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

JAMES R. FOGGO (DOB 06/30/64) -- President (since 2000) -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary (since
2000) -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads (law firm), 1997-1999. Associate, at Richter, Miller & Finn (law firm), 1994-1997.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary (since 1995) -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP (law firm), 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads (law firm), 1990-1991.

SHERRY K. VETTERLEIN (DOB 06/22/62) -- Vice President and Assistant Secretary (since 2001) -- Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) -- Vice President and Secretary (since
2000) -- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group 1998-2000. Associate at Pepper Hamilton LLP (law firm), 1997-1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm), 1994-1997.

JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer (since 2001) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

JOHN C. MUNCH (DOB 05/07/71) - Vice President and Assistant Secretary (since
2002) - Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin (law firm), 1998-2001. Associate at Seward & Kissel (law firm), 1996-1998.

JOHN MUNERA (DOB 01/14/63) - Vice President and Assistant Secretary - Middle Office Compliance Officer at SEI Investments since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia 1998-2000. B.A. Political Science, University of Pennsylvania, 1986; MBA Temple University, 2000.

PERFORMANCE INFORMATION

From time to time, the Fund may include the Fund's yield, effective yield, total return or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of the Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Computation of Yield" and "Calculation of Total Return" for more information on methodology of calculations.

Performance information for the Fund contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, the Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

CALCULATION OF TOTAL RETURN

TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of the Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)^n)= ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS). The total return (after-taxes on distributions) of the Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)^n)= ATV(D), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATV(D)= value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Fund are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the

Fund are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION). The total return (after-taxes on distributions and redemption) of the Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)^n)= ATV(DR), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATV(DR)= value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Fund are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Fund are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

HISTORICAL PERFORMANCE. The average annual total return (before taxes), total return (after-taxes on distributions) and total return (after-taxes on distributions and redemption) for the Fund and the Predecessor Fund was as follows for the one-year, five-year and ten-year periods, each ended October 31, 2002.

--------------------------------------------------------------------------------
                                                  AVERAGE ANNUAL TOTAL RETURN*
                                               ---------------------------------
FUND (INCEPTION DATE)                          ONE YEAR    FIVE YEAR    TEN YEAR
--------------------------------------------------------------------------------
ICM SMALL COMPANY  PORTFOLIO (04/19/89)
--------------------------------------------------------------------------------
BEFORE TAXES                                     1.84%       5.76%       13.82%
--------------------------------------------------------------------------------
AFTER TAXES ON DISTRIBUTIONS                     0.93%       3.16%       10.78%
--------------------------------------------------------------------------------
AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS     1.55%       3.66%       10.19%
--------------------------------------------------------------------------------

*     For the periods prior to June 24, 2002, figures relate to the Predecessor
      Fund.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (NYSE) is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from the Fund up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derives with respect to its business of investing in such stock, securities or currencies, or certain other income; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. The Board reserves the right not to maintain qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

FOREIGN TAXES

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in a fund.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund and the Predecessor Fund paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------------------------------------------------
                          AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID*
                          ------------------------------------------------------
          FUND                    2000             2001             2002
--------------------------------------------------------------------------------
Small Company Portfolio         $680,578         $529,659         $966,599
--------------------------------------------------------------------------------

*     For the periods prior to June 24, 2002, figures relate to the Predecessor
      Fund.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ended October 31, 2002, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

----------------------------------------------------------------------------------------------------------------------
         FUND             TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS   TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING
                                     FOR RESEARCH SERVICES*              BROKERAGE COMMISSIONS FOR RESEARCH SERVICES*
----------------------------------------------------------------------------------------------------------------------
Small Company Portfolio                       $770,675                                          $225,488.00
----------------------------------------------------------------------------------------------------------------------

*     For periods prior to June 24, 2002, figures relate to the Predecessor
      Fund.

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2000, 2001 and 2002, neither the Fund nor the Predecessor Fund paid any commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of October 31, 2002, the ICM Small Company Portfolio did not hold any securities of regular brokers and dealers.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Fund may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Fund's two most recently completed fiscal years ended October 31, 2001 and 2002, the portfolio turnover rate for the Fund and the Predecessor was as follows:

--------------------------------------------------------------------------------
                                                        PORTFOLIO TURNOVER RATE
                                                        ------------------------
         FUND                                           2001                2002
--------------------------------------------------------------------------------
Small Company Portfolio                                  24%                 17%
--------------------------------------------------------------------------------

*     For periods prior to June 24, 2002, figures relate to the Predecessor
      Fund.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the Securities and Exchange Commission, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 3, 2003, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Fund. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act.

      ICM SMALL COMPANY PORTFOLIO

      Shareholder                                                           %
      -----------                                                          ---

Washington Suburban Sanitary Commission                                   8.67%
14501 Sweitzer Lane
Laurel, MD 20707-5902

Charles Schwab & Co. Inc                                                  6.75%
Special Custody Reinvest Account
for Exclusive Benefit of Customers
101 Montgomery Street
San Francisco, CA 94101-4122

Boston Safe Deposit & Trust Co.                                           6.22%
FBO Southwest Airline Pilots
Retirement Savings Plan U/A 10/1/94
Attn: Robert Stein AVP Mellon Trust
135 Santilli Hwy
Everett, MA 02149-1906

National Financial Services LLC                                           6.17%
For the Exclusive Benefit of our Customers
200 Liberty Street
One World Financial Center
NewYork, NY 10281-1003

Major League Baseball Players Benefit Plan                                5.11%
c/o Investment Counselors of MD
Attn: Anne D. Benson
803 Cathedral Street
Baltimore, MD 21201-5201

The Fund believes that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the Portfolio. Shareholders controlling a Portfolio could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of the Portfolio.

EXPERTS

The financial statements incorporated by reference in the prospectus have been audited by PricewaterhouseCoopers LLP, independent public accountant, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 2002, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, are herein incorporated by reference. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

                                    APPENDIX

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

PREFERRED STOCK RATINGS

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper- medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

plus (+) or minus (-): Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper- medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

This rating applies only to U.S. Tax-Exempt Municipals Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

o     Leading market positions in well-established industries.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime:  Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.    Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to non- payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC    An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking portfolio payments, but that is currently paying.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples incluobligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

FITCH INC. RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of ome kind appears probable. "C" ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.

"DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, I.E., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D     Default. Denotes actual or imminent payment default.

NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1".

"NR" indicates that Fitch Inc. does not rate the issuer or issue in question.

"Withdrawn:" A rating is withdrawn when Fitch Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                       STATEMENT OF ADDITIONAL INFORMATION

                         THE ADVISORS' INNER CIRCLE FUND

                                  MARCH 1, 2003

                               INVESTMENT ADVISER:
                           INDEPENDENCE INVESTMENT LC

This Statement of Additional Information (SAI) is not a prospectus. This SAI relates to the following series of The Advisors' Inner Circle Fund (the "Trust"):

                        INDEPENDENCE SMALL CAP PORTFOLIO

It is intended to provide additional information regarding the activities and operations of the Trust and the Independence Small Cap Portfolio (the "Fund") and should be read in conjunction with the Fund's prospectus dated March 1, 2003. This SAI is incorporated by reference into the Fund's prospectus. Capitalized terms not defined herein are defined in the prospectus. Prospectuses may be obtained by writing to the Trust or calling toll-free 800-791-4226.


                                TABLE OF CONTENTS

THE TRUST ...............................................................    S-1
GLOSSARY ................................................................    S-1
DESCRIPTION OF PERMITTED INVESTMENTS ....................................    S-2
INVESTMENT POLICIES OF THE FUND .........................................   S-28
INVESTMENT ADVISORY AND OTHER SERVICES ..................................   S-31
THE ADMINISTRATOR .......................................................   S-32
THE DISTRIBUTOR .........................................................   S-33
TRANSFER AGENT ..........................................................   S-33
CUSTODIAN ...............................................................   S-33
INDEPENDENT ACCOUNTANT ..................................................   S-33
LEGAL COUNSEL ...........................................................   S-33
TRUSTEES AND OFFICERS OF THE TRUST ......................................   S-33
PERFORMANCE INFORMATION .................................................   S-38
CALCULATION OF TOTAL RETURN .............................................   S-39
PURCHASING AND REDEEMING SHARES .........................................   S-40
DETERMINATION OF NET ASSET VALUE ........................................   S-41
TAXES ...................................................................   S-42
BROKERAGE ALLOCATION AND OTHER PRACTICES ................................   S-45
DESCRIPTION OF SHARES ...................................................   S-47
SHAREHOLDER LIABILITY ...................................................   S-48
LIMITATION OF TRUSTEES' LIABILITY .......................................   S-48
CODES OF ETHICS .........................................................   S-48
5% AND 25% SHAREHOLDERS .................................................   S-48
EXPERTS .................................................................   S-49
FINANCIAL STATEMENTS ....................................................   S-49
APPENDIX ................................................................    A-1

March 1, 2003
IND-SX-001-0200

THE TRUST

GENERAL. The Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Generally, each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

HISTORY OF THE FUND. The Fund is the successor to the UAM Funds, Inc. Independence Small Cap Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by Independence Investment LLC ("Independence" or the "Adviser") using the same investment objective, strategies, policies and restrictions as those used by the Fund. The Predecessor Fund's date of inception was December 16, 1998. The Predecessor Fund dissolved and reorganized into the Independence Small Cap Portfolio on June 24, 2002. Substantially all of the assets of the Predecessor Fund were transferred to its successor in connection with the Fund's commencement of operations on June 24, 2002.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

GLOSSARY

All terms that this SAI does not otherwise define have the same meaning in the SAI as they do in the Fund's prospectus.

o     1933 ACT means the Securities Act of 1933, as amended.

o     1934 ACT means the Securities Exchange Act of 1934, as amended.

o     1940 ACT means the Investment Company Act of 1940, as amended.

o ADVISER means Independence Investment LLC, the investment adviser to the Fund.

o     BOARD MEMBER refers to a single member of the Trust's Board of Trustees.

o     BOARD refers to the Trust's Board of Trustees as a group.

o     TRUST refers to The Advisors' Inner Circle Fund.

o     NAV is the net asset value per share of a Fund.

o     NYSE is the New York Stock Exchange.

o     SEC is the U.S. Securities and Exchange Commission.

o ADMINISTRATOR is SEI Investments Global Funds Services, Inc. (formerly named SEI Investments Mutual Funds Services)

o     DISTRIBUTOR is SEI Investments Distribution Co.

Capitalized terms not defined herein are defined in the Fund's prospectus.

DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUND USE?

The Fund's investment objectives and principal investment strategies are described in the prospectus(es). The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - U.S. Government Securities are securities issued by the U.S. Treasury (treasury securities) and securities issued by a federal agency or a government-sponsored entity (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years, and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

o     By the right of the issuer to borrow from the U.S. Treasury;

o By the discretionary authority of the U.S. government to buy the obligations of the agency; or

o     By the credit of the sponsoring agency.

While U.S. Government Securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. Government Securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. Government Securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. Government Securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one-year or less.

BANK OBLIGATIONS - The Fund will only invest in a security issued by a commercial bank if the bank:

      o Has total assets of at least $1 billion, or the equivalent in other currencies;

      o Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

      o Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the U.S. by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or

"Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o     INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o     PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can reduce the value of mortgage-backed securities, which may cause your share price to fall. Lower rates may motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o     EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund' average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. Government Securities as a means of "locking in" interest rates.

o     CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Fund may invest in securities of any rating.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the U.S. on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

PURCHASING PUT AND CALL OPTIONS

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

      o     Allowing it to expire and losing its entire premium;

      o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

      o     Closing it out in the secondary market at its current price.

o     SELLING (WRITING) PUT AND CALL OPTIONS

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

      o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

      o A call option on the same security or index with the same or lesser exercise price;

      o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

      o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

      o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by, among other things:

      o     Entering into a short position in the underlying security;

      o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

      o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

      o     Maintaining the entire exercise price in liquid securities.

o     OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o     Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o     COMBINED POSITIONS

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

      o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

      o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

      o     Do not require an initial margin deposit.

      o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o     EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

o     INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o     CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

CORRELATION OF PRICES - The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

      o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

      o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

      o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position.

In an illiquid market, the Fund may:

      o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

      o     have to purchase or sell the instrument underlying the contract;

      o     not be able to hedge its investments; and

      o     not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

      o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

      o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

      o the facilities of the exchange may not be adequate to handle current trading volume;

      o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

      o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

      o     actual and anticipated changes in interest rates;

      o     fiscal and monetary policies; and

      o     national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government Securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one-month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

      o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

      o Factors affecting an entire industry, such as increases in production costs; and

      o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO") - The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S . The markets in which these securities are located can be developed or emerging. Investors can invest in foreign securities in a number of ways:

      o They can invest directly in foreign securities denominated in a foreign currency;

      o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

      o     They can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS (ADRS) - American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. Europeans Depositary Receipts are similar to ADRs, except that they are typically issued by European Banks or trust companies.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

      o The economies of foreign countries may differ from the economy of the U.S. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

      o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

      o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

      o The internal policies of a particular foreign country may be less stable than in the U.S. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

      o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other companies may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the U.S. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the U.S. will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the U.S. Foreign stock markets tend to differ from those in the U.S. in a number of ways.

Foreign stock markets:

      o are generally more volatile than, and not as developed or efficient as, those in the U.S.;

      o     have substantially less volume;

      o trade securities that tend to be less liquid and experience rapid and erratic price movements;

      o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

      o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

      o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

      o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

      o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

      o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the U.S.

      o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

      o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

      o restrictions on transferring securities within the U.S. or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

      o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

      o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

      o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

      o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

      o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

      o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

      o     Have relatively unstable governments;

      o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

      o Offer less protection of property rights than more developed countries; and

      o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.


THE EURO - Effective July 1, 2002, the euro has replaced the national currencies of the following member country of the European Union: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The European Central Bank has control over each country's monetary policies. Therefore, the participating countries do not control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels. The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the members states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which the Fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions such as day-count fractions or settlement dates to underlying instruments may be changed to conform to the conventions applicable to euro currency.

The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term consequences can be expected, such as changes in economic environment and change in behavior of investors, all of which will impact the Fund's euro-denominated investments.


INVESTMENT COMPANIES

The Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the Fund. Like other shareholders, the Fund would pay its proportionate share of those fees. Consequently, shareholders of the Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. The Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

REPURCHASE AGREEMENTS

In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Fund normally use repurchase agreements to earn income on assets that are not invested.

When the Fund enters into a repurchase agreement it will:

      o Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

      o Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (I.E., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the Fund's right to sell the security may be restricted. In addition, the value of the security might decline before the Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES

The Fund may purchase restricted securities that are not registered for sale to the general public. The Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund' investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

      o     Take advantage of an anticipated decline in prices.

      o     Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates.

To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES AGAINST THE BOX - In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Fund.

RESTRICTIONS ON SHORT SALES:

The Fund will not short sell a security if:

      o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

      o The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund's net assets.

      o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government Securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. The fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUND

FUNDAMENTAL POLICIES

The following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. Unless otherwise noted, the Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing) and other applicable investment requirements in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

      o Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

      o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time.

      o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

      o Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

      o Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

      o Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

      o Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

      o Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES

The following limitations are non-fundamental, which means the Fund may change them without shareholder approval. The Fund may:

      o not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

      Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

      o purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

      o purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

      o     invest in the securities of foreign issuers.

      o purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

      o invest in illiquid and restricted securities to the extent permitted by applicable law.

The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

      o write covered call options and may buy and sell put and call options.

      o     enter into repurchase agreements.

      o lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

      o     sell securities short and engage in short sales "against the box."

      o     enter into swap transactions.

Further, the Small Cap Portfolio may not change its investment strategy to invest at least 80% of its net assets in equity securities of companies whose market capitalization is under $2 billion without 60 days' prior notice to shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER. Independence Investment LLC (the "Adviser"), located at 53 State Street, Boston, Massachusetts 02109, is the investment adviser to the Fund. The adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The Adviser and its subsidiary Independence Investment Fixed Income LLC, are wholly-owned subsidiaries of John Hancock Financial Services, Inc. and manage approximately $18.9 billion of assets, primarily for institutions. The Adviser has provided investment management services to the Fund since February 2, 2001, and to various other corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1982.

Prior to February 2, 2001 the Fund was advised by Dewey Square Investors Corporation, which was a subsidiary of Old Mutual (US) Holdings Inc. Old Mutual
(US) Holdings Inc. (formerly named United Asset Management Corporation) is a wholly-owned subsidiary of Old Mutual plc, a financial services group based in the United Kingdom.


ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


ADVISORY FEES PAID TO THE ADVISER. For its services, the Fund pays the Adviser a fee calculated at an annual rate of 0.85% of its average daily net assets. Due to the effect of fee waivers by the Adviser, the actual percentage of average net assets that the Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. The Adviser has voluntarily agreed to limit the expenses of the Fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.15%. However, the Adviser does not expect that any fee waivers will be necessary to keep fund expenses below the cap. The Adviser may change or cancel this expense limitation at any time. For the last three fiscal years, the Fund and the Predecessor Fund paid the following in management fees to the Adviser and Dewey Square Investors Corporation, its former adviser:


-----------------------------------------------------------------------------------------------------------------
  FUND                           FEES PAID*                                          FEES WAIVED*
-----------------------------------------------------------------------------------------------------------------
                  2000              2001              2002              2000              2001              2002
-----------------------------------------------------------------------------------------------------------------
Small Cap       $153,322          $122,250          $100,666          $22,549           $14,382           $54,391
-----------------------------------------------------------------------------------------------------------------

*     For periods prior to June 24, 2002, figures relate to the Predecessor
      Fund.


PORTFOLIO MANAGER. Charles Glovsky, CFA, is responsible for the day to day management of the fund. Mr. Glovsky is a Senior Vice President with the adviser. Prior to that he served as a Senior Portfolio Manager with Dewey Square Investors Corporation, which he joined in 1998. Prior to joining Dewey Square Investors Corporation, he was a Managing Partner of Glovsky-Brown Capital Management, a firm he co-founded that specialized in small and mid-capitalization stocks. Prior to that position, he was an analyst, a portfolio manager and Senior Vice President at State Street Research where he was responsible for that firm's small cap growth stock portfolio. He has also worked as an analyst for Alex Brown & Sons and Eppler, Gueirn & Turner. He received a B.A. from Dartmouth College in 1975 and an M.B.A. from Stanford University. He has 24 years of investment experience and is a member of the Boston Security Analysts Society.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator") (formerly named SEI Investments Mutual Funds Services), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one-year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% for the first $250 million in assets, 0.10% for the next $250 million in assets, 0.08% for the next $250 million in assets and 0.04% for all assets greater than $750 million. The minimum fee is $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, an additional $75,000 for each additional portfolio over three and $20,000 for each additional class per portfolio after the first class, apportioned to the Fund as a percentage of average daily net assets. Due to these minimums, the annual administration fee the Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund and the Predecessor Fund paid the following administration fees:

--------------------------------------------------------------------------------
FUND                                         ADMINISTRATION FEE*
--------------------------------------------------------------------------------
                               2000                  2001                  2002
--------------------------------------------------------------------------------
Small Cap                    $98,247               $72,831               $85,168
--------------------------------------------------------------------------------

* UAM Fund Services, Inc. ("UAMFSI") served as the administrator to the Predecessor Fund until April 1, 2002, at which time SEI Investments Global Funds Services (formerly named SEI Investments Mutual Funds Services) became administrator. Prior to that date, the Administrator served as sub-administrator to the Predecessor Fund.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

TRANSFER AGENT

DST Systems, Inc., 330 W. 9th Street, Kansas City, Missouri 64105 serves as the Fund's transfer agent.

CUSTODIAN

Union Bank of California, 475 Sansome Street, 15th Floor, San Francisco, California 94111 (the "Custodian") acts as custodian for the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT ACCOUNTANT

PricewaterhouseCoopers LLP serves as independent public accountant of the Fund.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's additional 45 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* (since
1991) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27)-- Trustee (since 1993)-- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (since 1992) -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee (Since 1993) -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee (Since 1993) -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee (Since 1994) -- Partner, Dechert Price & Rhoads (law firm), September 1987 - December 1993; Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee (Since 1999) -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief

Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

      o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three times in the most recently completed Trust fiscal year.

      o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met thirteen times in the most recently completed Trust fiscal year.

      o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The

      Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before approving the Advisory Agreement, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Fund-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received or discussed at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to approve the Agreement for an initial two-year term.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

--------------------------------------------------------------------------------
                                                AGGREGATE DOLLAR RANGE OF SHARES
   NAME       DOLLAR RANGE OF FUND SHARES*                   (FUND)*
--------------------------------------------------------------------------------
Nesher                    None                                None
------------------------------------------
Cooney                    None
------------------------------------------
Doran                     None
------------------------------------------
Patterson                 None
------------------------------------------
Peters                    None
------------------------------------------
Storey                    None
------------------------------------------
Sullivan                  None
--------------------------------------------------------------------------------

*     Valuation date is December 31, 2002.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

----------------------------------------------------------------------------------------------------------
                                   Pension or Retirement         Estimated Annual       Total Compensation
                Aggregate         Benefits Accrued as Part         Benefits Upon        from the Trust and
   Name       Compensation            of Fund Expenses              Retirement            Fund Complex*
----------------------------------------------------------------------------------------------------------
Nesher           $     0                    N/A                         N/A                  $     0
----------------------------------------------------------------------------------------------------------
Cooney           $16,295                    N/A                         N/A                  $16,295
----------------------------------------------------------------------------------------------------------
Doran            $     0                    N/A                         N/A                  $     0
----------------------------------------------------------------------------------------------------------
Patterson        $16,988                    N/A                         N/A                  $16,988
----------------------------------------------------------------------------------------------------------
Peters           $16,988                    N/A                         N/A                  $16,988
----------------------------------------------------------------------------------------------------------
Storey           $16,988                    N/A                         N/A                  $16,988
----------------------------------------------------------------------------------------------------------
Sullivan         $16,988                    N/A                         N/A                  $16,988
----------------------------------------------------------------------------------------------------------

*     The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

JAMES R. FOGGO (DOB 06/30/64) -- President (since 2000) -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary (since
2000) -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads (law firm), 1997-1999. Associate, at Richter, Miller & Finn (law firm), 1994-1997.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary (since 1995) -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP (law firm), 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads (law firm), 1990-1991.

SHERRY K. VETTERLEIN (DOB 06/22/62) -- Vice President and Assistant Secretary (since 2001) -- Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) -- Vice President and Secretary (since
2000) -- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group (1998-2000). Associate at Pepper Hamilton LLP (law firm), 1997-1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm), 1994-1997.

JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer (since 2001) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

JOHN C. MUNCH (DOB 05/07/71) -- Vice President and Assistant Secretary (since
2002) -- Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin (law firm), 1998-2001. Associate at Seward & Kissel (law firm), 1996-1998.

JOHN MUNERA (DOB 01/14/63) -- Vice President and Assistant Secretary -- Middle Office Compliance Officer at SEI Investments since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia, 1998-2000. B.A. Political Science, University of Pennsylvania, 1986; MBA Temple University, 2000.

PERFORMANCE INFORMATION

From time to time, the Fund may include the Fund's yield, effective yield, total return or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of the Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Computation of Yield" and "Calculation of Total Return" for more information on methodology of calculations.

Performance information for the Fund contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, the Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

CALCULATION OF TOTAL RETURN

TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of the Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)^n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS). The total return (after-taxes on distributions) of the Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)^n = ATV(D), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATV(D) = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Fund are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Fund are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

Total Return Quotation (After-Taxes on Distributions and Redemption). The total return (after-taxes on distributions and redemption) of the Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)^n = ATV(DR), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATV(DR) = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Fund are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Fund are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

HISTORICAL PERFORMANCE. The average annual total return (before taxes), total return (after-taxes on distributions) and total return (after-taxes on distributions and redemption) for the Fund and the Predecessor Fund was as follows for the one-year and since inception periods, each ended October 31, 2002.

--------------------------------------------------------------------------------
                                                   AVERAGE ANNUAL TOTAL RETURN*
                                                  ------------------------------
          FUND (INCEPTION DATE)                   ONE YEAR       SINCE INCEPTION
--------------------------------------------------------------------------------
INDEPENDENCE SMALL CAP PORTFOLIO (12/16/98)
--------------------------------------------------------------------------------
BEFORE TAXES                                        -3.59%            6.39%
--------------------------------------------------------------------------------
AFTER TAXES ON DISTRIBUTIONS                       -10.69%            4.16%
--------------------------------------------------------------------------------
AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS        -5.04%            5.43%
--------------------------------------------------------------------------------

*     For the periods prior to June 24, 2002, figures relate to the Predecessor
      Fund.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (NYSE) is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from the Fund up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of 60 days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derives with respect to its business of investing in such stock, securities or currencies, or certain other income; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. The Board reserves the right not to maintain qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a

Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

FOREIGN TAXES. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and intends to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by the Fund. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If the Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions. Based upon their investment objectives, it is not anticipated that the Fund will be eligible to make the election.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in a fund.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund and the Predecessor Fund paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------------------------------------------------
                          AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID*
                          ------------------------------------------------------
     FUND                    2000                  2001                  2002
--------------------------------------------------------------------------------
Small Cap Fund             $29,663               $28,214               $38,297
--------------------------------------------------------------------------------

*     For the periods prior to June 24, 2002, figures relate to the Predecessor
      Fund.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ended October 31, 2002, the Fund and the Predecessor Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

-------------------------------------------------------------------------------------------
                                                        TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                   TOTAL DOLLAR AMOUNT OF BROKERAGE       INVOLVING BROKERAGE COMMISSIONS
     FUND         COMMISSIONS FOR RESEARCH SERVICES*          FOR RESEARCH SERVICES*
-------------------------------------------------------------------------------------------
Small Cap Fund                  $3,605                              $1,949,405
-------------------------------------------------------------------------------------------

*     For periods prior to June 24, 2002, figures relate to the Predecessor
      Fund.

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2000, 2001 and 2002, neither the Predecessor Fund nor the Fund paid any commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of October 31, 2002, the Independence Small Cap Portfolio did not hold any securities of regular brokers and dealers.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Fund may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Fund's two most recently completed fiscal years ended October 31, 2000 and 2001, the portfolio turnover rate for the Fund and the Predecessor Fund was as follows:

--------------------------------------------------------------------------------
                                                    PORTFOLIO TURNOVER RATE
                                               ---------------------------------
     FUND                                      2001                         2002
--------------------------------------------------------------------------------
Small Cap Fund                                  65%                          92%
--------------------------------------------------------------------------------

*     For periods prior to June 24, 2002, figures relate to the Predecessor
      Fund.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the

Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the Securities and Exchange Commission, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 1, 2003, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Fund. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Predecessor Fund within the meaning of the Act.

INDEPENDENCE SMALL CAP PORTFOLIO

Shareholder                                             %
-----------                                            ---
Jupiter & CO                                           52.24%
c/o Investors Bank & Trust CO
PO Box 9130
Boston, MA 02117-9130

Charles Schwab & Co Inc                                24.31%
Reinvest Account
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA
94104-4122

Fleet National Bank CUST                               11.37%
FBO Diocesan Investment Trust
Episcopal Diocese of RI
PO Box 92800
Rochester, NY 14692-8900

The Fund believes that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.

EXPERTS

The financial statements incorporated by reference in the prospectus have been audited by PricewaterhouseCoopers LLP, independent public accountant, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 2002, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, are herein incorporated by reference. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information. Shareholders may get copies of the Fund's Annual Reports free of charge by calling 1-800-791-4226 .

                                    APPENDIX

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

PREFERRED STOCK RATINGS

      aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

      a An issue which is rated "a" is considered to be an upper- medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

      baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

      b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

      caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

      ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

      c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

      plus (+) or minus (-): Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

      Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

      A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

            This rating applies only to U.S. Tax-Exempt Municipals Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction,
            (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

            Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      o     Leading market positions in well-established industries.

      o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime   Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.    Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

      AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC An obligation rated "CCC" is currently vulnerable to non- payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

      CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

      C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking portfolio payments, but that is currently paying.

      D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

      N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

      Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

      A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

FITCH INC. RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

      Investment Grade

      AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      Speculative Grade

      BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

      DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, I.E., below 50%.

                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

      INTERNATIONAL SHORT-TERM CREDIT RATINGS

      F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely


                                      A-7
                       STATEMENT OF ADDITIONAL INFORMATION


                         THE ADVISORS' INNER CIRCLE FUND
                                  MARCH 1, 2003


                               INVESTMENT ADVISER:
                         PROSPECT ASSET MANAGEMENT, INC.


This Statement of Additional Information (SAI) is not a prospectus. This SAI relates to the following series of The Advisors' Inner Circle Fund (the "Trust"):


                        THE JAPAN SMALLER COMPANIES FUND


It is intended to provide additional information regarding the activities and operations of the Trust and The Japan Smaller Companies Fund (the "Fund") and should be read in conjunction with the Fund's prospectus dated March 1, 2003. This SAI is incorporated by reference into the Fund's prospectus. Capitalized terms not defined herein are defined in the prospectus. Prospectuses may be obtained by writing to the Trust or calling toll-free 1-800-335-2110.


                                TABLE OF CONTENTS


THE TRUST ...............................................................    S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE AND POLICIES ..........    S-1
DESCRIPTION OF PERMITTED INVESTMENTS ....................................    S-2
INVESTMENT LIMITATIONS ..................................................   S-13
THE ADVISER .............................................................   S-14
THE ADMINISTRATOR .......................................................   S-15
THE DISTRIBUTOR .........................................................   S-15
THE TRANSFER AGENT ......................................................   S-16
THE CUSTODIAN ...........................................................   S-16
INDEPENDENT PUBLIC ACCOUNTANT ...........................................   S-16
LEGAL COUNSEL ...........................................................   S-16
TRUSTEES AND OFFICERS OF THE TRUST ......................................   S-16
PERFORMANCE INFORMATION .................................................   S-20
CALCULATION OF TOTAL RETURN .............................................   S-21
PURCHASING AND REDEEMING SHARES .........................................   S-22
DETERMINATION OF NET ASSET VALUE ........................................   S-22
TAXES ...................................................................   S-23
FUND TRANSACTIONS .......................................................   S-25
DESCRIPTION OF SHARES ...................................................   S-28
SHAREHOLDER LIABILITY ...................................................   S-28
LIMITATION OF TRUSTEES' LIABILITY .......................................   S-28
CODE OF ETHICS ..........................................................   S-28
5% AND 25% SHAREHOLDERS .................................................   S-28
EXPERTS .................................................................   S-29
FINANCIAL STATEMENTS ....................................................   S-29
APPENDIX ................................................................    A-1

March 1, 2003

THE TRUST


GENERAL. The Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.


VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE AND POLICIES

The Fund's respective investment objective and principal investment strategy are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

THE JAPAN SMALLER COMPANIES FUND. The Fund's investment objective is long-term capital growth. This objective is fundamental, and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 ("1940 Act"), meaning it may invest in fewer companies than diversified investment companies.

As its principal investment strategy, the Fund will normally be as fully invested as practicable in equity securities (common and preferred stocks, warrants and rights to purchase common stocks, and convertible securities) of small Japanese issuers that the Adviser considers to be best positioned to experience above-average growth and/or become market leaders in their respective fields. There are approximately 2,700 companies traded on the Japanese stock markets with a market capitalization below -100 billion (approximately $1 billion U.S. dollars based on current exchange rates). These companies represent approximately 86% of the total number of companies traded in the Japanese markets and 14% of the total market capitalization. The Fund may also invest in other investment companies doing business in Japan. The Fund will purchase securities that the Adviser believes have strong earnings growth potential and reasonable market valuations relative to the market as a whole and peer companies operating in the same respective industry classifications.


Consistent with Rule 35d-1 of the 1940 Act regarding the use of certain mutual fund names, the Fund has adopted a "non-fundamental" policy to invest at least 80% of its net assets, under normal circumstances, in equity securities of small market capitalization Japanese companies. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

As secondary investment strategies and consistent with its investment objective, the Fund may to a lesser extent invest in equity securities (including convertible and preferred stocks) of medium or large capitalization Japanese issuers (market capitalization above -100 billion), debt securities issued by the Japanese or U.S. government, its agencies or instrumentalities, debt securities issued by private issuers (if rated in either of the two highest rating categories by one or more NRSROs) in Japan, ADRs, shares of Japanese REITs and shares of investment companies. The Fund may also purchase put and call options, write put options and write covered call options on fixed income and equity securities, enter into futures contracts (including index futures contracts), purchase or write options on futures contracts, engage in currency hedging transactions, and lend its securities and sell securities short.

For liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase, the Fund may also invest up to 20% of its total assets in money market instruments (as described on p. S-9), enter into fully collateralized repurchase agreements with counterparties deemed creditworthy by the Adviser or hold cash. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100% of Fund assets.

For a description of each of the Fund's permitted investments, see "Description of Permitted Investments." For a description of NRSRO debt ratings, see the Appendix.


PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and options in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the Fund's two most recently completed fiscal years ended October 31, 2001 and 2002, the portfolio turnover rate for the Fund was as follows:

--------------------------------------------------------------------------------
                                                       PORTFOLIO TURNOVER RATE
                                                      --------------------------
         FUND                                          2001                2002
--------------------------------------------------------------------------------
Japan Smaller Companies                               31.56%              19.79%
--------------------------------------------------------------------------------


DESCRIPTION OF PERMITTED INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS (ADRS). ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

CURRENCY TRANSACTIONS. Although the Fund does not currently expect to engage in currency hedging, currency transactions may be used in order to hedge the value of portfolio holdings denominated in particular currencies, primarily the Japanese yen, against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures and options thereon, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging"). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund may use Position Hedging when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date its matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.


To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers that the Japanese yen is linked to the euro, the Fund holds securities denominated in yen and the Adviser believes that the value of the yen will decline against the U.S. dollar, the Adviser may enter into a contract to sell euros and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will "cover" its position so as not to create a "senior security" as defined in Section 18 of the 1940 Act.


Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Fund generally purchases equity securities traded in Japan on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL CAPITALIZATION ISSUERS. Investing in equity securities of small capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.


FOREIGN SECURITIES. Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.


The value of the Funds' investments denominated in foreign currencies, primarily the yen for the Fund's Japanese securities, will depend on the relative strengths of those currencies and the U.S. dollar, and the Funds may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds.

JAPANESE SECURITIES. The Japanese stock market was established in 1878 as the Tokyo Stock Exchange Company Ltd. The Tokyo Stock Exchange is the largest Japanese exchange with nearly 1500 companies listed on the First Section and over 500 companies listed on the Second Section. The JASDAQ market has over 900 companies listed. The Japanese stock market also includes regional exchanges as Osaka, Nagoya, Sapporo and Fukuoka. Securities are denominated in the official unit of currency, the Japanese yen.

Although some Japanese reporting, accounting and auditing practices are based substantially on U.S. principles, they are not identical to U.S. standards in some important respects, particularly with regard to unconsolidated subsidiaries and related structures. In general, Japanese corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since World War II into the world's second largest economy. Despite its impressive history, investors face special risks when investing in Japan.

Since Japan's bubble economy collapsed over a decade ago, the nation has drifted between modest growth and recession. By mid-year 1998, the world's second largest economy had slipped into its deepest recession since World War II. Much of the blame can be placed on government inaction in implementing long-neglected structural reforms despite strong and persistent prodding from the International Monetary Fund and the G7 member nations. Steps have been taken to deregulate and liberalize protected areas of the economy, but the pace of change has been disappointedly slow.

The most pressing need for action is the daunting task of overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign institutions as more areas of the financial sector are opened. Successful financial sector reform would allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region. Accordingly, to the extent the Fund invests in securities issued or guaranteed by Japanese banks, it will be subject to the risks associated with such banks and the Japanese financial sector generally.

The Japanese agricultural industry is small and largely protected. Japan subsidizes its agricultural industry and is only 50% self-sufficient in food production. Accordingly, it is highly dependent on agricultural imports. Japan has developed a strong heavy industrial sector and is highly dependent on international trade for commodities. Strong domestic industries are automotive, electronics, and metals. Needed imports revolve around raw materials such as oil, forest products, and iron ore. Consequently, Japan is sensitive to fluctuations in commodity prices.

While the U.S. is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in southeast Asia. As the largest economy trading in southeast Asia, external events such as the economic trials of Japan's neighbors continue to raise concerns over profit levels for the big Japanese exporters. As many of the governments of Southeast Asia frequently face domestic discontent, and as many of these countries are Japanese trading partners and investment recipients, their internal stability and its impact on regional security are of importance to Japan.

Japanese unemployment levels are high and have been an area of increasing concern. The Japanese financial sector is in need of reform, which could involve overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of bad loans and trim their balance sheets in preparation for greater competition from foreign financial institutions as more areas of the financial sector are opened. Successful financial sector reform could allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region. A large factor in determining the pace and scope of recovery is the government's handling of deregulation programs.

Also of concern are Japan's trade surpluses. As a trade-dependent nation long used to high levels of government protection, it is unclear how the Japanese economy will react to the potential adoption of the trade liberalization measures which are constantly promoted by their trading partners. Japan's heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures, as well as the economic condition of its trading partners. Japan's high volume of exports, such as automobiles, machine tools and semiconductors, has caused trade tensions, particularly with the U.S.. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. Additionally, the strength of the yen itself may prove an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Since the Japanese economy is so dependent on exports, any fall off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

INVESTMENTS IN JAPANESE REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in the securities of Japanese REITs and Japanese companies principally engaged in the real estate industry. These investments may subject the Fund to the risks associated with the direct ownership of real estate. Japanese equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Japanese mortgage REITs may be affected by the quality of credit extended. In addition to these risks, Japanese REITs are dependent on specialized management skills and some Japanese REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund's investments in Japanese REITs. Shareholders in the Fund should realize that by investing in Japanese REITs indirectly through the Fund, they bear not only their proportionate share of the expenses of the Fund but also, indirectly, the management expenses of underlying REITs. Japanese REITs are a relatively new investment product and at an early stage of development in Japan and may be subject to limited liquidity.


FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). Consistent with CFTC regulations, the Fund may use futures contracts and related options for either (i) "BONA FIDE hedging purposes," as such term is defined by the CFTC, or (ii) for other risk management purposes only to the extent that the aggregate initial margin and premiums on such positions (excluding the amount by which options on futures contracts are in the money) do not exceed 5% of the Fund's net assets. Instances in which the Fund may use futures contracts and related options for risk management purposes (other than BONA FIDE hedging) include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.


An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.


When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.


Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.


All options written on indices or securities must be covered. When the Fund writes an option or security on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Fund may trade put and call options on securities, securities indices and currencies, as the investment adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations as set forth below. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that

OTC options are generally illiquid.



The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.


ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not invest more than 15% of its net assets in illiquid securities.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. Government Securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see the Appendix to this SAI.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. government obligations in which the Fund may invest include U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government Securities are not guaranteed against price movements due to fluctuating interest rates.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.


OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:


o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.


REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which a fund can invest in securities of other investment companies. The Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.


SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.


By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.


SHORT SALES. Consistent with its investment objective, the Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale "against the box" is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short position.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will segregate or earmark liquid assets with the Custodian in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring the securities, the Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes (less than 60 days), and in an amount not exceeding 5% of its total assets.

2. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the sale of portfolio securities.

3. Issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the SEC.

4. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and securities issued by investment companies) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

5. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

6. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.

7. Make loans, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies;
      (ii) enter into repurchase agreements; and (iii) lend its portfolio securities.

The foregoing percentages apply at the time of the purchase of a security.

NON-FUNDAMENTAL POLICIES

The following investment limitations of the Fund are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval:

1. The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

2. The Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities of small market capitalization Japanese companies. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

The foregoing percentages apply at the time of the purchase of a security.

THE ADVISER


GENERAL. Prospect Asset Management, Inc. ("Prospect" or the "Adviser") is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. Prospect was established in 1994 by its President, Curtis Freeze, to specialize in investments in Japanese issuers. Mr. Freeze owns a controlling interest in Prospect. The Adviser manages a closed-end investment company incorporated in Guernsey, and listed in London, as well as institutional accounts investing in smaller Japanese companies. The Adviser focuses on specific companies rather than broad themes in an effort to uncover undervalued growth opportunities early. The Adviser makes over 300 on-site visits each year. As of December 31, 2002, the Adviser had approximately $200 million in assets under management. The principal business address of the Adviser is 6700 Kalanianaole Highway, Suite 122, Honolulu, HI 96825.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund. The Adviser has contractually agreed for a period of three years from the date of the prospectus to waive all or a portion of its fee for the Fund and to reimburse expenses of the Fund in order to limit the Fund's total operating expenses to an annual rate of not more than 2.00% of average daily net assets. The Adviser may renew the contractual fee waiver for subsequent periods. In addition, to the extent the Fund purchases securities of open-end investment companies, the Adviser will waive its advisory fee on that portion of the Fund's assets invested in such securities. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Fund. For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid the Adviser the following advisory fees:

--------------------------------------------------------------------------------
                             FEES PAID                   FEES WAIVED(1)
                      ----------------------------------------------------------
     FUND             2000     2001      2002       2000      2001         2002
--------------------------------------------------------------------------------
Japan Smaller
Companies              *        $0        $0         *        $852        $5,217
--------------------------------------------------------------------------------

* An asterisk indicates that the Fund was not in operation for the periods indicated.

(1) For the fiscal years ended October 31, 2001 and October 31, 2002, the Adviser additionally reimbursed fees of $93,799 and $223,534, respectively, to maintain the stated expense cap under its contractual fee waiver agreement with the Fund.


THE ADMINISTRATOR


GENERAL. SEI Investments Global Funds Services (the "Administrator") (formerly named SEI Investments Mutual Funds Services), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.


ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.


ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .15% of the first $250 million of assets, .125% of the next $250 million of assets, .10% on assets over $500 million, and a minimum of $125,000, $90,000 per any additional portfolio and $20,000 per any additional class. Due to this minimum, the annual administration fee the Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid the Administrator the following fees:

--------------------------------------------------------------------------------
                             FEES PAID                    FEES WAIVED
                      ----------------------------------------------------------
     FUND             2000     2001      2002       2000      2001         2002
--------------------------------------------------------------------------------
Japan Smaller
Companies              *     $42,809   $125,002      *         $0          $0
--------------------------------------------------------------------------------


* An asterisk indicates that the Fund was not in operation for the periods indicated.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE TRANSFER AGENT


Forum Shareholder Services LLC, Two Portland Square, Portland, Maine 04101 serves as the Fund's transfer agent.


THE CUSTODIAN


Union Bank of California, 475 Sansome Street, 15th Floor, San Francisco, California 94111 (the "Custodian") acts as custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act. As foreign custody manager, the Custodian selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

INDEPENDENT PUBLIC ACCOUNTANT

KPMG LLP serves as the independent auditors for the Fund.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST


BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's 45 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.


MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.


ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* (since
1991) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund,

Bishop Street Funds, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.


JOHN T. COONEY (DOB 01/20/27) -- Trustee (since 1993) -- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (since 1992) -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee (Since 1993) -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee (Since 1993) -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee (Since 1994) -- Partner, Dechert Price & Rhoads (law firm), September 1987 - December 1993; Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee (Since 1999) -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.


----------
* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:


o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three times in the most recently completed Trust fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met thirteen times in the most recently completed Trust fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.


Before this year's meeting , the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds;
(g) the level of the Adviser's profitability from its Fund-related operations;
(h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Agreement for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.


--------------------------------------------------------------------------------
                                                          AGGREGATE DOLLAR RANGE
   NAME         DOLLAR RANGE OF FUND SHARES*              OF SHARES (ALL FUNDS)*
--------------------------------------------------------------------------------
Nesher                      None                                   None
--------------------------------------------------------------------------------
Cooney                      None                                   None
--------------------------------------------------------------------------------
Doran                       None                                   None
--------------------------------------------------------------------------------
Patterson                   None                                   None
--------------------------------------------------------------------------------
Peters                      None                                   None
--------------------------------------------------------------------------------
Storey                      None                                   None
--------------------------------------------------------------------------------
Sullivan                    None                                   None
--------------------------------------------------------------------------------

*     Valuation date is December 31, 2002.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


------------------------------------------------------------------------------------------------------
                                  Pension or Retirement       Estimated Annual      Total Compensation
                 Aggregate         Benefits Accrued as         Benefits Upon        from the Trust and
   Name         Compensation      Part of Fund Expenses          Retirement           Fund Complex*
------------------------------------------------------------------------------------------------------
Nesher            $     0                  N/A                      N/A                  $     0
------------------------------------------------------------------------------------------------------
Cooney            $16,295                  N/A                      N/A                  $16,295
------------------------------------------------------------------------------------------------------
Doran             $     0                  N/A                      N/A                  $     0
------------------------------------------------------------------------------------------------------
Patterson         $16,988                  N/A                      N/A                  $16,988
------------------------------------------------------------------------------------------------------
Peters            $16,988                  N/A                      N/A                  $16,988
------------------------------------------------------------------------------------------------------
Storey            $16,988                  N/A                      N/A                  $16,988
------------------------------------------------------------------------------------------------------
Sullivan          $16,988                  N/A                      N/A                  $16,988
------------------------------------------------------------------------------------------------------


*     The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.


Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


JAMES R. FOGGO (DOB 06/30/64) -- President (since 2000) -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.


TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary (since
2000) -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads (law firm), 1997-1999. Associate, at Richter, Miller & Finn (law firm), 1994-1997.


TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary (since 1995) -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000.

Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.


CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP (law firm), 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads (law firm), 1990-1991.


SHERRY K. VETTERLEIN (DOB 06/22/62) -- Vice President and Assistant Secretary (since 2001) -- Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.


WILLIAM E. ZITELLI, JR. (DOB 6/14/68) -- Vice President and Secretary (since
2000) -- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group 1998-2000. Associate at Pepper Hamilton LLP (law firm), 1997-1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm), 1994-1997.


JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer (since 2001) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.


JOHN C. MUNCH (DOB 05/07/71) - Vice President and Assistant Secretary (since
2002) - Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin (law firm), 1998-2001. Associate at Seward & Kissel (law firm), 1996-1998.

JOHN MUNERA (DOB 01/14/63) - Vice President and Assistant Secretary - Middle Office Compliance Officer at SEI Investments since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia 1998-2000. B.A. Political Science, University of Pennsylvania, 1986; MBA Temple University, 2000.


PERFORMANCE INFORMATION


From time to time, the Fund may include its yield, effective yield, total return or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Fund refers to the annualized income generated by an investment in that Fund over a specified 30-day period. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of the Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Computation of Yield" and "Calculation of Total Return" for more information on methodology of calculations.

Performance information for the Fund contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, the Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

CALCULATION OF TOTAL RETURN

TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)^n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS). The total return (after-taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)^n = ATV(D), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATV(D) = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION). The total return (after-taxes on distributions and redemption) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)^n = ATV(DR), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATV(DR) = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Fund are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Fund are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

HISTORICAL PERFORMANCE. The average annual total return (before taxes), total return (after-taxes on distributions) and total return (after-taxes on distributions and redemption) for the Fund was as follows for the one-year and since inception periods, each ended October 31, 2002.

--------------------------------------------------------------------------------
                                                    AVERAGE ANNUAL TOTAL RETURN
                                                   -----------------------------
             FUND (INCEPTION DATE)                 ONE YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
JAPAN SMALLER COMPANIES (06/09/2001)
--------------------------------------------------------------------------------
  BEFORE TAX                                        (4.09)%          (6.34)%
--------------------------------------------------------------------------------
  AFTER-TAX ON DISTRIBUTIONS                        (6.13)%          (7.82)%
--------------------------------------------------------------------------------
  AFTER-TAX ON DISTRIBUTIONS AND REDEMPTION         (2.57)%          (5.79)%
--------------------------------------------------------------------------------


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (NYSE) is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Shares redeemed within 180 days of the original purchase date may be subject to a 2.00% redemption fee. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The national Japanese holidays affecting the relevant securities markets in Japan are as follows: New Year's Day; Coming-of-Age Day; National Foundation Day; Vernal Equinox Day; Greenery Day; Constitution Memorial Day; Children's Day; Marine Day; Respect-of-the-Aged Day; Autumnal Equinox Day; Health-Sports Day; Culture Day; Labor Thanksgiving Day; and Emperor's Birthday. Although the Trust expects this same holiday schedule to be observed in the future, the Japanese exchange may modify its holiday schedule at any time.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES


The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derives with respect to its business of investing in such stock, securities or currencies, or certain other income; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.





If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. The Board reserves the right not to maintain qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

SHAREHOLDER TREATMENT. The Fund receives income generally in the form of dividends and interest on investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.


FOREIGN TAXES. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and intends to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by the Fund. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If the Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions. Based upon their investment objectives, it is not anticipated that the Fund will be eligible to make the election.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.





In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in a fund.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.


FUND TRANSACTIONS


BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------------------------------------------------
                           AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                           -----------------------------------------------------
         FUND                2000                  2001                  2002
--------------------------------------------------------------------------------
Japan Smaller Companies        *                  $2,434                $2,394
--------------------------------------------------------------------------------


* An asterisk indicates that the Fund was not in operation for the periods indicated.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


For the Trust's most recently completed fiscal year ended October 31, 2002, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

-----------------------------------------------------------------------------------------------------
                                                                  TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                             TOTAL DOLLAR AMOUNT OF BROKERAGE     INVOLVING BROKERAGE COMMISSIONS FOR
         FUND               COMMISSIONS FOR RESEARCH SERVICES              RESEARCH SERVICES
-----------------------------------------------------------------------------------------------------
Japan Smaller Companies                    $517                                 $103,791
-----------------------------------------------------------------------------------------------------


BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers.

---------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENTAGE OF TOTAL BROKERAGE       PERCENTAGE OF TOTAL BROKERAGE
                     AGGREGATE DOLLAR AMOUNT OF BROKERAGE       COMMISSIONS PAID TO AFFILIATED      TRANSACTIONS EFFECTED THROUGH
                    COMMISSIONS PAID TO AFFILIATED BROKERS                 BROKERS                       AFFILIATED BROKERS
                    -------------------------------------------------------------------------------------------------------------
       FUND           2000           2001           2002                     2002                               2002
---------------------------------------------------------------------------------------------------------------------------------
Japan Smaller
Companies               *             $0             $0                       0%                                 0%
---------------------------------------------------------------------------------------------------------------------------------


* An asterisk indicates that the Fund was not in operation for the periods indicated.


SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of their most recent fiscal year. As of October 31, 2002, the Japan Smaller Companies Fund did not hold securities of any of its regular brokers or dealers.


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS


As of February 3, 2003, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Fund. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act.

Shareholder                                 Number of Shares             Percent
-----------                                 ----------------             -------

Gregory E Ratte                                12,178.428                 13.22%
519 Ahina Street
Honolulu, HI 96816

Ann Arbor Partners LP                          11,662.606                 12.66%
C/O Arrowsmith LLC
600 Third Avenue, 17th Floor
New York, NY 10016

Curtis Freeze                                  11,289.401                 12.25%
6700 Kalanianaole Hwy #122
Honolulu, HI 96825

First Hawaiian Bank Cust FBO                   11,258.474                 12.22%
John K Tsui TTEE FBO John K Tsui Trust
UAD 10/16/85 C/O Marshall and Isley TR
927 Koloa St
Honolulu, HI 96816

Permal Group LLC                               10,946.380                 11.88%
C/O Brian Gimpel
900 Third Ave. 28th Floor
New York, NY 10022

Mac & Co.                                      10,477.631                 11.37%
A/C KPGF8711212
Mutual Fund Operations
PO Box 3198
Pittsburgh, PA 15230-3198

Ronald D. Miller TTEE FBO                       5,611.462                  6.09%
Ronald D. Miller DDS Inc & MP Plan
41973 Laumilo St
Waimanalo, HI 96795


EXPERTS


The financial statements incorporated by reference in the prospectus have been audited by KPMG LLP, independent auditors, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.


FINANCIAL STATEMENTS


The financial statements for the fiscal period ended October 31, 2002, including notes thereto and the report of KPMG LLP thereon, are herein incorporated by reference. A copy of the Fund's 2002 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information. Shareholders may get copies of the Fund's Annual Reports free of charge by calling the Fund at 1-800-335-2110.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      -     Leading market positions in well-established industries.

      -     High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

      - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

      - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                       STATEMENT OF ADDITIONAL INFORMATION

                         THE ADVISORS' INNER CIRCLE FUND

                                  MARCH 1, 2003


                               INVESTMENT ADVISER:
                              LSV ASSET MANAGEMENT

This Statement of Additional Information (SAI) is not a prospectus. This SAI relates to the following series of The Advisors' Inner Circle Fund (the "Trust"):

                              LSV VALUE EQUITY FUND

It is intended to provide additional information regarding the activities and operations of the Trust and the LSV Value Equity Fund (the "Fund") and should be read in conjunction with the Fund's prospectus dated March 1, 2003. This SAI is incorporated by reference into the Fund's prospectus. Capitalized terms not defined herein are defined in the prospectus. Prospectuses may be obtained by writing to the Trust or calling toll-free 1-888-FUND-LSV.

                                TABLE OF CONTENTS

THE TRUST....................................................................S-1
DESCRIPTION OF PERMITTED INVESTMENTS.........................................S-2
INVESTMENT LIMITATIONS.......................................................S-7
THE ADVISER..................................................................S-8
THE ADMINISTRATOR............................................................S-9
THE DISTRIBUTOR.............................................................S-10
THE TRANSFER AGENT..........................................................S-10
THE CUSTODIAN...............................................................S-10
INDEPENDENT PUBLIC ACCOUNTANT...............................................S-10
LEGAL COUNSEL...............................................................S-10
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-10
PERFORMANCE INFORMATION.....................................................S-14
COMPUTATION OF YIELD........................................................S-15
CALCULATION OF TOTAL RETURN.................................................S-15
PURCHASING AND REDEEMING SHARES.............................................S-16
DETERMINATION OF NET ASSET VALUE............................................S-17
TAXES.......................................................................S-17
FUND TRANSACTIONS...........................................................S-20
DESCRIPTION OF SHARES.......................................................S-22
SHAREHOLDER LIABILITY.......................................................S-22
LIMITATION OF TRUSTEES' LIABILITY...........................................S-22
CODE OF ETHICS..............................................................S-22
5% AND 25% SHAREHOLDERS.....................................................S-23
EXPERTS.....................................................................S-23
FINANCIAL STATEMENTS........................................................S-24
APPENDIX.....................................................................A-1

March 1, 2003
LSV-SX-002-0400

THE TRUST

GENERAL. The Fund is an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). Each fund reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

LSV VALUE EQUITY FUND. The Fund seeks long-term growth of capital. This goal is fundamental, and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940 ("1940 Act").

As its principal investment strategy, the Fund invests primarily in equity securities as described in the Prospectus. Consistent with Rule 35d-1 of the 1940 Act regarding the use of certain mutual fund names, the Fund has adopted a "non-fundamental" policy to invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

Although the Fund will normally be as fully invested as practicable in equity securities, as secondary investment strategies and consistent with its investment objective, the Fund may to a lesser extent invest in warrants, rights to purchase common stocks, debt securities convertible into common stocks and preferred stocks. A portion of the Fund's assets may also be invested in investment grade fixed income securities, cash and money market securities. Investment grade fixed income securities either are debt securities rated in one of the four highest rating categories ("investment grade") by a nationally recognized statistical rating organization (an "NRSRO") or that the Adviser determines are of comparable quality as determined by the Adviser. The Fund may also make limited use of equity index futures contracts for liquidity purposes. In order to generate additional income, the Fund may lend securities that it owns as well as invest in repurchase agreements.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the Fund's two most recently completed fiscal years ended October 31, 2001 and 2002, the portfolio turnover rate for the Fund was as follows:

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    FUND                    PORTFOLIO TURNOVER RATE
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                     2001                              2002
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Value Equity        37.40%                            36.64%
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DESCRIPTION OF PERMITTED INVESTMENTS

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of a fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. Government Securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see the Appendix to this SAI.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. Government obligations in which the Fund may invest include U.S. Treasury Obligations and the obligations of U.S. Government Agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government Securities are not guaranteed against price movements due to fluctuating interest rates.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero o coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which a fund can invest in securities of other investment companies. The Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). Consistent with CFTC regulations, the Fund may use futures contracts and related options for either (i) "BONA FIDE hedging purposes," as such term is defined by the CFTC, or (ii) for other risk management purposes only to the extent that the aggregate initial margin and premiums on such positions (excluding the amount by which options on futures contracts are in the money) do not exceed 5% of the Fund's net assets. Instances in which the Fund may use futures contracts and related options for risk management purposes (other than BONA FIDE hedging) include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3.    Acquire more than 10% of the voting securities of any one issuer.

4.    Invest in companies for the purpose of exercising control.

5. Issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of the Fund's total assets, all borrowings shall be repaid before the Fund makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of the Fund's total assets at the time the Fund makes such temporary borrowing. In addition, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets will not be considered borrowings or senior securities. This investment limitation shall not preclude the Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

6. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

7. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

8. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions and sell securities short "against the box."

9. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling the Fund security.

10. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

The foregoing percentages apply at the time of the purchase of a security.

NON-FUNDAMENTAL POLICIES

The following investment limitation of the Fund is non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval:

1. The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

2. The Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

Except with respect to the Fund's policy concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.

THE ADVISER

GENERAL. LSV Asset Management ("LSV" or the "Adviser") is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was established in 1994 as a Delaware general partnership to provide active, quantitative value equity management through the application of proprietary models. LSV's principals are Josef Lakonishok, Robert Vishny, Christopher LaCroix, Menno Vermuelen and Tremaine Atkinson. LSV's general partners are Lakonishok Corporation, Shleifer Corporation, Vishny Corporation, Menno LLC, LaCroix LLC, 11-11 LLC, and SEI Funds, Inc. SEI Investment Company is the parent of SEI Funds, Inc. As of December 31, 2002, LSV had approximately $9.6 billion in assets under management. LSV's principal business address is 200 W. Madison Street, 27th Floor, Chicago, Illinois 60606.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

INVESTMENT MANAGEMENT PERSONNEL OF THE ADVISER. Messrs. Lakonishok, Shleifer and Vishny have developed proprietary computer models based on their research of investor behavior and the performance of contrarian investment strategies. The portfolio decision making process is strictly quantitative and driven by (i) a proprietary computer model which ranks securities based on fundamental measures of value and indicators of near-term appreciation potential and, (ii) a risk control process that controls for residual benchmark risk while attempting to maximize the expected return of the portfolios. Refinements to the model are made as suggested by advances in the Adviser's research and these refinements are generally incremental in nature. The Adviser may modify the investment model used to manage the Fund at any time without notice.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .55% of the average daily net assets of the Fund. The Adviser has contractually agreed for a period of one year from the date of the prospectus to waive all or a portion of its fee for the Fund and to reimburse expenses of the Fund in order to limit the Fund's total operating expenses to an annual rate of not more than 0.75% of average daily net assets. The Adviser may renew the contractual fee waiver for subsequent periods. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Fund. For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid the Adviser the following advisory fees:

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    FUND                                    FEES PAID                                   FEES WAIVED(1)
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                               2000           2001          2002           2000             2001              2002
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Value Equity                    $0          $249,544      $274,935       $107,857         $19,506           $35,859
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(1) The Fund commenced operations on March 31, 1999. For the fiscal year ended October 31, 2000 the Adviser additionally reimbursed fees of $23,519 to maintain the stated expense cap under its contractual fee waiver agreement with the Fund.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator") (formerly named SEI Investments Mutual Funds Services), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.10% of the first $100 million of assets, 0.08% of the next $100 million of assets, 0.07% on assets over $200 million, and a minimum of $75,000 and $15,000 per additional class. Due to this minimum, the annual administration fee the Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid the Administrator the following fees:

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    FUND                             FEES PAID                                          FEES WAIVED
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                       2000             2001             2002              2000              2001              2002
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Value Equity          $75,206          $75,000          $75,000             $0                $0                $0
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THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE TRANSFER AGENT

DST Systems, Inc., 333 West 9th Street, Kansas City, Missouri 64105 serves as the Fund's transfer agent.

THE CUSTODIAN

Wachovia Bank N.A., 123 South Broad Street, Philadelphia, Pennsylvania 19109 acts as custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT PUBLIC ACCOUNTANT

KPMG LLP serves as independent auditors for the Fund.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's 45 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* (since
1991) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) -- Trustee (since 1993) -- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (since 1992) -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee (Since 1993) -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee (Since 1993) -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee (Since 1994) -- Partner, Dechert Price & Rhoads (law firm), September 1987 - December 1993; Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee (Since 1999) -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

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* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three times in the most recently completed Trust fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met thirteen times in the most recently completed Trust fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before this year's meeting , the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds;
(g) the level of the Adviser's profitability from its Fund-related operations;
(h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Agreement for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

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      NAME                       DOLLAR RANGE OF FUND SHARES*                     AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)*
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     Nesher                                  None                                                     None
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     Cooney                                  None                                                     None
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      Doran                                  None                                                     None
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    Patterson                                None                                                     None
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     Peters                                  None                                                     None
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     Storey                                  None                                                     None
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    Sullivan                                 None                                                     None
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*     Valuation date is December 31, 2002.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

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                                                   Pension or Retirement
                            Aggregate            Benefits Accrued as Part    Estimated Annual Benefits    Total Compensation from
      Name                Compensation               of Fund Expenses             Upon Retirement        the Trust and Fund Complex*
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     Nesher                  $     0                        N/A                         N/A                        $     0
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     Cooney                  $16,295                        N/A                         N/A                        $16,295
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      Doran                  $     0                        N/A                         N/A                        $     0
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    Patterson                $16,988                        N/A                         N/A                        $16,988
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     Peters                  $16,988                        N/A                         N/A                        $16,988
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     Storey                  $16,988                        N/A                         N/A                        $16,988
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    Sullivan                 $16,988                        N/A                         N/A                        $16,988
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*     The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

JAMES R. FOGGO (DOB 06/30/64) -- President (since 2000) -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary (since
2000) -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads (law firm), 1997-1999. Associate, at Richter, Miller & Finn (law firm), 1994-1997.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary (since 1995) -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP (law firm), 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads (law firm), 1990-1991.

SHERRY K. VETTERLEIN (DOB 06/22/62) -- Vice President and Assistant Secretary (since 2001) -- Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) -- Vice President and Secretary (since
2000) -- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group 1998-2000. Associate at Pepper Hamilton LLP (law firm), 1997-1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm), 1994-1997.

JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer (since 2001) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

JOHN C. MUNCH (DOB 05/07/71) - Vice President and Assistant Secretary (since
2002) - Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin (law firm), 1998-2001. Associate at Seward & Kissel (law firm), 1996-1998.

JOHN MUNERA (DOB 01/14/63) - Vice President and Assistant Secretary - Middle Office Compliance Officer at SEI Investments since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia 1998-2000. B.A. Political Science, University of Pennsylvania, 1986; MBA Temple University, 2000.

PERFORMANCE INFORMATION

From time to time, the Fund may include the Fund's yield, effective yield, total return or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Fund refers to the annualized income generated by an investment in that Fund over a specified 30-day period. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of the Fund is calculated from two factors: the amount of dividends earned by the Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Computation of Yield" and "Calculation of Total Return" for more information on methodology of calculations.

Performance information for the Fund contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, the Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

COMPUTATION OF YIELD

The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. Yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd+1)^6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended October 31, 2002, the LSV Value Equity Fund's yield was 2.36%

CALCULATION OF TOTAL RETURN

TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of the Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)^n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS). The total return (after-taxes on distributions) of the Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)^n = ATVD, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATVD = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Fund are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Fund are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION). The total return (after-taxes on distributions and redemption) of the Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)^n = ATV(DR), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATV(DR) = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Fund are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Fund are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

HISTORICAL PERFORMANCE. The average annual total return (before taxes), total return (after-taxes on distributions) and total return (after-taxes on distributions and redemption) for the Fund was as follows for the one-year and since inception periods, each ended October 31, 2002.

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               FUND (INCEPTION DATE)                                           AVERAGE ANNUAL TOTAL RETURN
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                                                                     ONE YEAR                            SINCE INCEPTION
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LSV VALUE EQUITY FUND (03/31/99)
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     BEFORE TAX                                                       -5.37%                                  1.00%
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     AFTER-TAX ON DISTRIBUTIONS                                       -6.44%                                  0.55%
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     AFTER-TAX ON DISTRIBUTIONS AND REDEMPTION                        -2.85%                                  0.68%
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* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (NYSE) is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from the Fund up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC

The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derives with respect to its business of investing in such stock, securities or currencies, or certain other income; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. The Board reserves the right not to maintain qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

FEDERAL EXCISE TAX

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

SHAREHOLDER TREATMENT

The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

FOREIGN TAXES

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in a fund.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31 2000, 2001 and 2002 the Fund paid the following aggregate brokerage commissions on portfolio transactions:

-----------------------------------------------------------------------------------------------
    FUND                 AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
-----------------------------------------------------------------------------------------------
                2000                               2001                               2002
-----------------------------------------------------------------------------------------------
Value Equity   $16,394                            $37,745                            $52,237
-----------------------------------------------------------------------------------------------

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ended October 31, 2002, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

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     FUND                 TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS FOR         TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING
                                          RESEARCH SERVICES                         BROKERAGE COMMISSIONS FOR RESEARCH SERVICES
---------------------------------------------------------------------------------------------------------------------------------
Value Equity                                     $0                                                     $0
---------------------------------------------------------------------------------------------------------------------------------

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31 2000, 2001 and 2002 the Fund paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Distributor and reflect fees paid in connection with Fund repurchase agreement transactions.

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                                                               PERCENTAGE OF TOTAL BROKERAGE      PERCENTAGE OF TOTAL BROKERAGE
                      AGGREGATE DOLLAR AMOUNT OF BROKERAGE     COMMISSIONS PAID TO AFFILIATED     TRANSACTIONS EFFECTED THROUGH
       FUND          COMMISSIONS PAID TO AFFILIATED BROKERS               BROKERS                      AFFILIATED BROKERS
----------------------------------------------------------------------------------------------------------------------------------
                        2000          2001          2002                    2002                              2002
----------------------------------------------------------------------------------------------------------------------------------
Value Equity            $174          $166           $0                      0%                                0%
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SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Value Equity Fund may hold at the close of their most recent fiscal year. As of October 31, 2002, the Fund held 17,800 shares of Bear Stearns valued at $1,086,690 and 33,900 shares of Citigroup valued at $1,252,605.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 1, 2003, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Fund. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act.

SHAREHOLDER                               NUMBER OF SHARES        PERCENT

Deutsche Banc Alex Brown Inc
Attn:  Mutual Funds Department             2,119,936.0040          24.62%
PO Box 1346
Baltimore, MD 21203-1346

SHAREHOLDER                               NUMBER OF SHARES        PERCENT

Charles Schwab & Co. Inc. Reinvest Acct
101 Montgomery Street                     1,335,114.4390            15.51%
San Francisco, CA 94101-4122

Bost & CO
A/C #CBEF4978002                            760,234.3640             8.83%
FBO Mutual Funds Operations
PO Box 3198
Pittsburgh, PA 15230-3198
Wachovia Bank
Omnibus Reinvest                            513,842.3310             5.97%
A/C 9999999954 NC 1151
1525 West WT Harris Blvd
Charlotte, NC 28288-0001
Teresa Warren TR
U/A 06/01/1969                              478,154.5130             5.55%
Journeymen & Apprentices Local 188
Pension Fund
2187 Northlake Pkwy #106
Tucker, GA 30084-4168

Wilmington Trust Co. Cust
FBO Barra Foundation                        477,158.0370             5.54%
U/A 3/22/71 A/C 11113-0
C/O Mutual Funds
P.O. Box 8882
Wilmington, DE 19899-8882

TrustLynx & CO
House Account                               450,208.6080             5.23%
PO Box 173736
Denver, CO 80217-3736

EXPERTS

The financial statements incorporated by reference in the prospectus have been audited by KPMG LLP, independent auditors, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 2002, including notes thereto and the report of KPMG LLP thereon, are herein incorporated by reference. A copy of the Fund's 2002 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                       STATEMENT OF ADDITIONAL INFORMATION

                         THE ADVISORS' INNER CIRCLE FUND


                                  MARCH 1, 2003


                               INVESTMENT ADVISER:
                                 C.S. MCKEE L.P.

This Statement of Additional Information (SAI) is not a prospectus. This SAI relates to the following series of The Advisors' Inner Circle Fund (the "Trust"):

                      MCKEE INTERNATIONAL EQUITY PORTFOLIO

It is intended to provide additional information regarding the activities and operations of the Trust and the McKee International Equity Portfolio (the "Fund") and should be read in conjunction with the Fund's prospectus dated March 1, 2003. This SAI is incorporated by reference into the Fund's prospectus. Capitalized terms not defined herein are defined in the prospectus. Prospectuses may be obtained by writing to the Trust or calling toll-free 866-625-3346.

                                TABLE OF CONTENTS

THE TRUST ...............................................................    S-1
GLOSSARY ................................................................    S-1
DESCRIPTION OF PERMITTED INVESTMENTS ....................................    S-2
INVESTMENT POLICIES OF THE FUND .........................................   S-29
INVESTMENT ADVISORY AND OTHER SERVICES ..................................   S-30
THE ADMINISTRATOR .......................................................   S-32
THE DISTRIBUTOR .........................................................   S-32
TRANSFER AGENT ..........................................................   S-33
CUSTODIAN ...............................................................   S-33
INDEPENDENT ACCOUNTANT ..................................................   S-33
LEGAL COUNSEL ...........................................................   S-33
TRUSTEES AND OFFICERS OF THE TRUST ......................................   S-33
PERFORMANCE INFORMATION .................................................   S-38
CALCULATION OF TOTAL RETURN .............................................   S-38
PURCHASING AND REDEEMING SHARES .........................................   S-40
DETERMINATION OF NET ASSET VALUE ........................................   S-40
TAXES ...................................................................   S-41
BROKERAGE ALLOCATION AND OTHER PRACTICES ................................   S-44
DESCRIPTION OF SHARES ...................................................   S-46
SHAREHOLDER LIABILITY ...................................................   S-47
LIMITATION OF TRUSTEES' LIABILITY .......................................   S-47
CODES OF ETHICS .........................................................   S-47
5% AND 25% SHAREHOLDERS .................................................   S-47
EXPERTS .................................................................   S-48
FINANCIAL STATEMENTS ....................................................   S-48
APPENDIX ................................................................    A-1

March 1, 2003
CSM-SX-001-0200

THE TRUST

GENERAL. The Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. The fund is a separate mutual fund, and each share of the fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Generally, the Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

HISTORY OF THE FUND. The McKee International Equity Portfolio is the successor to the UAM Funds, Inc. McKee International Equity Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by C.S. McKee L.P. ("McKee" or the "Adviser") using the same investment objective, strategies, policies and restrictions as those used by the Fund. The Predecessor Fund's date of inception was May 26, 1994. The Predecessor Fund dissolved and reorganized into the McKee International Equity Portfolio on June 24, 2002. Substantially all of the assets of the Predecessor Fund were transferred to its successor in connection with the Fund's commencement of operations on June 24, 2002.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

GLOSSARY

All terms that this SAI does not otherwise define have the same meaning in the SAI as they do in the Fund's prospectus.

o     1933 ACT means the Securities Act of 1933, as amended.

o     1934 ACT means the Securities Exchange Act of 1934, as amended.

o     1940 ACT means the Investment Company Act of 1940, as amended.

o     ADVISER means C.S. McKee L.P., the investment adviser to the Fund.

o     BOARD MEMBER refers to a single member of the Trust's Board of Trustees.

o     BOARD refers to the Trust's Board of Trustees as a group.

o     TRUST refers to The Advisors' Inner Circle Fund.

o     NAV is the net asset value per share of the Fund.

o     NYSE is the New York Stock Exchange.

o     SEC is the U.S. Securities and Exchange Commission.

o ADMINISTRATOR is SEI Investments Global Funds Services (formerly named SEI Investments Mutual Funds Services).

o     DISTRIBUTOR is SEI Investments Distribution Co.

Capitalized terms not defined herein are defined in the Fund's prospectus.

DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUND USE?

The Fund's investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - U.S. Government Securities are securities issued by the U.S. Treasury (treasury securities) and securities issued by a federal agency or a government-sponsored entity (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years, and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

      o     By the right of the issuer to borrow from the U.S. Treasury;

      o By the discretionary authority of the U.S. government to buy the obligations of the agency; or

      o     By the credit of the sponsoring agency.

While U.S. Government Securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. Government Securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. Government Securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates
(PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. Government Securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Fund will only invest in a security issued by a commercial bank if the bank:

      o Has total assets of at least $1 billion, or the equivalent in other currencies;

      o Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

      o Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or

Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the U.S. by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o     INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o     PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can reduce the value of mortgage-backed securities, which may cause your share price to fall. Lower rates may motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o     EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. Government Securities as a means of "locking in" interest rates.

o     CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Fund may invest in securities of any rating.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the U.S. on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o     PURCHASING PUT AND CALL OPTIONS

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

      o     Allowing it to expire and losing its entire premium;

      o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

      o     Closing it out in the secondary market at its current price.

o     SELLING (WRITING) PUT AND CALL OPTIONS

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

      o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

      o A call option on the same security or index with the same or lesser exercise price;

      o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

      o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

      o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by, among other things:

      o     Entering into a short position in the underlying security;

      o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

      o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

      o     Maintaining the entire exercise price in liquid securities.

o     OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o     OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o     COMBINED POSITIONS

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

      o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

      o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

      o     Do not require an initial margin deposit.

      o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the Securities and Exchange Commission (the "SEC"). If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o     EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

o     INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o     CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

CORRELATION OF PRICES - The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

      o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

      o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

      o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

      o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

      o     have to purchase or sell the instrument underlying the contract;

      o     not be able to hedge its investments; and

      o     not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

      o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

      o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

      o the facilities of the exchange may not be adequate to handle current trading volume;

      o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

      o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

      o     actual and anticipated changes in interest rates;

      o     fiscal and monetary policies; and

      o     national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government Securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one-month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

      o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

      o Factors affecting an entire industry, such as increases in production costs; and

      o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO") - The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. Investors can invest in foreign securities in a number of ways:

      o They can invest directly in foreign securities denominated in a foreign currency;

      o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

      o     They can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS (ADRS) - American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. Europeans Depositary Receipts are similar to ADRs, except that they are typically issued by European Banks or trust companies.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of the Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

      o The economies of foreign countries may differ from the economy of the U.S. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

      o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

      o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

      o The internal policies of a particular foreign country may be less stable than in the U.S. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

      o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a fund's ability to invest in a particular country or make it very expensive for a fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other companies may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the U.S. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the U.S. will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the U.S. Foreign stock markets tend to differ from those in the U.S. in a number of ways.

Foreign stock markets:

      o are generally more volatile than, and not as developed or efficient as, those in the U.S.;

      o     have substantially less volume;

      o trade securities that tend to be less liquid and experience rapid and erratic price movements;

      o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

      o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

      o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

      o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

      o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

      o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the U.S.

      o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

      o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

      o restrictions on transferring securities within the U.S. or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

      o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

      o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

      o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

      o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

      o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

      o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

      o     Have relatively unstable governments;

      o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

      o Offer less protection of property rights than more developed countries; and

      o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

THE EURO - Effective July 1, 2002, the euro has replaced the national currencies of the following member country of the European Union: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The European Central Bank has control over each country's monetary policies. Therefore, the participating countries do not control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels. The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the members states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which the Fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions such as day-count fractions or settlement dates to underlying instruments may be changed to conform to the conventions applicable to euro currency.

The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term consequences can be expected, such as changes in economic environment and change in behavior of investors, all of which will impact the Fund's euro-denominated investments.

INVESTMENT COMPANIES

The Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the Fund. Like other shareholders, the Fund would pay its proportionate share of those fees. Consequently, shareholders of the Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. The Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

NON-DIVERSIFICATION

The Fund is non-diversified, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. Although the Adviser does not intend to invest more than 5% of the Fund's assets in any single issuer (with the exception of securities which are issued or guaranteed by a national government), the value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), which requires that the Fund be diversified (I.E., will not invest more than 5% of its assets in the securities in any one issuer) with respect to 50% of its assets.

REPURCHASE AGREEMENTS

In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Fund normally use repurchase agreements to earn income on assets that are not invested.

When the Fund enters into a repurchase agreement it will:

      o Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

      o Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (I.E., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the Fund's right to sell the security may be restricted. In addition, the value of the security might decline before the Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES

The Fund may purchase restricted securities that are not registered for sale to the general public. The Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

      o     Take advantage of an anticipated decline in prices.

      o     Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates.

To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES AGAINST THE BOX - In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Fund.

RESTRICTIONS ON SHORT SALES:

The Fund will not short sell a security if:

      o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

      o The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund's net assets.

      o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government Securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUND

FUNDAMENTAL POLICIES

The following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. Unless otherwise noted, the Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing) and other applicable investment requirements in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

      o Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

      o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time.

      o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

      o Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

      o Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

      o Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

      o Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

      o Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES

The following limitations are non-fundamental, which means the Fund may change them without shareholder approval. The Fund may:

      o not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

            Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

      o purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

      o purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

      o     invest in the securities of foreign issuers.

      o purchase shares of other investment companies to the extent permitted by applicable law.

      o Notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

      o The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

      o invest in illiquid and restricted securities to the extent permitted by applicable law.

      o The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

      o write covered call options and may buy and sell put and call options.

      o     enter into repurchase agreements.

      o lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

      o     sell securities short and engage in short sales "against the box."

      o     enter into swap transactions.

Further, the International Equity Portfolio may not change its investment strategy to invest at least 80% of its net assets in equity securities of companies located in at least three countries other than the U.S. without 60 days' prior notice to shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER. C.S. McKee L.P., (the "Adviser"), a Pennsylvania limited partnership located at One Gateway Center, Pittsburgh, PA 15222, is the Fund's investment adviser. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The Adviser was formed by certain officers of the Fund's former adviser, C.S. McKee & Co., Inc. (the "Former Adviser") who purchased the Former Adviser's investment advisory business on January 10, 2002. The Former Adviser was an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation). The Adviser is not affiliated with Old Mutual (US) Holdings Inc.

Despite this transaction, there were no changes in the actual investment management services, administrative functions, supervisory responsibilities or fee arrangements for the Fund. In addition, the persons responsible for the day to day management of the Fund did not change and the Adviser continues the business of the Former Adviser. The Adviser and the Former Adviser have provided investment management services to pension and profit sharing plans, trusts and endowments, 401(k) and thrift plans, corporations and other institutions and individuals since 1972.

FUND MANAGEMENT. Gregory M. Melvin and William J. Andrews are primarily responsible for the day to day management of the International Equity Portfolio. Mr. Melvin is the Adviser's Chief Investment Officer. He joined the Adviser as its Chief Investment Officer in 2000 after six years at Dartmouth Capital where he served as President and Chief Investment Officer. Prior to working at Dartmouth Capital he spent 15 years at Federated Investors as a Senior Portfolio Manager. Mr. Andrews is a portfolio manager responsible for equity investments. He joined the Adviser in 1983.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services, the McKee International Equity Portfolio pays the Adviser a fee calculated at an annual rate of 0.70% of its daily net assets, respectively. Due to the effect of fee waivers by the Adviser, the actual percentage of average net assets that the Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. For the last three fiscal years, the Fund and the Predecessor Fund paid the following in management fees to the Adviser and Former Adviser:

--------------------------------------------------------------------------------
                                      FEES PAID*                 FEES WAIVED*
                       ---------------------------------------------------------
FUND                      2000          2001        2002      2000   2001   2002
--------------------------------------------------------------------------------
International Equity   $1,301,284     $961,618    $902,348     $0     $0     $0
--------------------------------------------------------------------------------

*     For periods prior to June 24, 2002, figures relate to the Predecessor
      Fund.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator") (formerly named SEI Investments Mutual Funds Services), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% for the first $250 million in assets, 0.10% for the next $250 million in assets, 0.08% for the next $250 million in assets and 0.04% for all assets greater than $750 million. The minimum fee is $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, an additional $75,000 for each additional portfolio over three and $20,000 for each additional class per portfolio after the first class, apportioned to the Fund as a percentage of average daily net assets. Due to these minimums, the annual administration fee the Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund and the Predecessor Fund paid the following administration fees:

--------------------------------------------------------------------------------
                                              ADMINISTRATION FEE*
                                ------------------------------------------------
FUND                              2000                2001                2002
--------------------------------------------------------------------------------
International Equity            $256,555            $193,471            $166,323
--------------------------------------------------------------------------------

* UAM Fund Services, Inc. ("UAMFSI") served as the administrator to the Predecessor Fund until April 1, 2001, at which time SEI Investments Global Funds Services (formerly named SEI Investments Mutual Funds Services) became administrator. Prior to that date, the Administrator served as sub-administrator to the Predecessor Fund.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

TRANSFER AGENT

DST Systems, Inc., 330 W 9th Street, Kansas City, Missouri 64105 serves as the Fund's transfer agent.

CUSTODIAN

Union Bank of California, 475 Sansome Street; 15th Floor, San Francisco, California 94111 (the "Custodian") acts as custodian for the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT ACCOUNTANT

PricewaterhouseCoopers LLP serves as independent public accountant of the Fund.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's additional 45 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* (since
1991) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds,

SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27)-- Trustee (since 1993)-- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (since 1992) -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee (Since 1993) -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee (Since 1993) -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee (Since 1994) -- Partner, Dechert Price & Rhoads (law firm), September 1987 - December 1993; Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee (Since 1999) -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

      o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three times in the most recently completed Trust fiscal year.

      o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met thirteen times in the most recently completed Trust fiscal year.

      o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibilities of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before approving the Advisory Agreement, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Fund-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received or discussed at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Agreement for an initial two-year term.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

--------------------------------------------------------------------------------
                                                          AGGREGATE DOLLAR RANGE
NAME                  DOLLAR RANGE OF FUND SHARES*        OF SHARES (ALL FUNDS)*
--------------------------------------------------------------------------------
Nesher                           None                              None
--------------------------------------------------------------------------------
Cooney                           None                              None
--------------------------------------------------------------------------------
Doran                            None                              None
--------------------------------------------------------------------------------
Patterson                        None                              None
--------------------------------------------------------------------------------
Peters                           None                              None
--------------------------------------------------------------------------------
Storey                           None                              None
--------------------------------------------------------------------------------
Sullivan                         None                              None
--------------------------------------------------------------------------------

*     Valuation date is December 31, 2002.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

------------------------------------------------------------------------------------------------------
                                   Pension or Retirement         Estimated Annual   Total Compensation
                 Aggregate      Benefits Accrued as Part of       Benefits Upon     from the Trust and
Name           Compensation            Fund Expenses                Retirement         Fund Complex*
------------------------------------------------------------------------------------------------------
Nesher            $     0                   N/A                         N/A               $     0
------------------------------------------------------------------------------------------------------
Cooney            $16,295                   N/A                         N/A               $16,295
------------------------------------------------------------------------------------------------------
Doran             $     0                   N/A                         N/A               $     0
------------------------------------------------------------------------------------------------------
Patterson         $16,988                   N/A                         N/A               $16,988
------------------------------------------------------------------------------------------------------
Peters            $16,988                   N/A                         N/A               $16,988
------------------------------------------------------------------------------------------------------
Storey            $16,988                   N/A                         N/A               $16,988
------------------------------------------------------------------------------------------------------
Sullivan          $16,988                   N/A                         N/A               $16,988
------------------------------------------------------------------------------------------------------

*     The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

JAMES R. FOGGO (DOB 06/30/64) -- President (since 2000) -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary (since
2000) -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads (law firm), 1997-1999. Associate, at Richter, Miller & Finn (law firm), 1994-1997.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary (since 1995) -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP (law firm), 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads (law firm), 1990-1991.

SHERRY K. VETTERLEIN (DOB 06/22/62) -- Vice President and Assistant Secretary (since 2001) -- Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) -- Vice President and Secretary (since
2000) -- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group 1998-2000. Associate at Pepper Hamilton LLP (law firm), 1997-1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm), 1994-1997.

JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer (since 2001) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

JOHN C. MUNCH (DOB 05/07/71) -- Vice President and Assistant Secretary (since
2002) -- Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin (law firm), 1998-2001. Associate at Seward & Kissel (law firm), 1996-1998.

JOHN MUNERA (DOB 01/14/63) -- Vice President and Assistant Secretary -- Middle Office Compliance Officer at SEI Investments since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia 1998-2000. B.A. Political Science, University of Pennsylvania, 1986; MBA Temple University, 2000.

PERFORMANCE INFORMATION

From time to time, the Fund may include its yield, effective yield, total return or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of the Fund is calculated from two factors: the amount of dividends earned by the Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Calculation of Total Return" for more information on methodology of calculations.

Performance information for the Fund contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, the Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

CALCULATION OF TOTAL RETURN

TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of the Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)^n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS). The total return (after-taxes on distributions) of the Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)^n = ATV(D), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATV(D) = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Fund are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Fund are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION). The total return (after-taxes on distributions and redemption) of the Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)^n = ATV(DR), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATV(DR) = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Fund are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Fund are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

HISTORICAL PERFORMANCE. The average annual total return (before taxes), total return (after-taxes on distributions) and total return (after-taxes on distributions and redemption) for the Fund and the Predecessor Fund was as follows for the one-year, five-year and since inception periods, each ended October 31, 2002.

--------------------------------------------------------------------------------
                                             AVERAGE ANNUAL TOTAL RETURN*
                                      ------------------------------------------
FUND (INCEPTION DATE)                 ONE YEAR      FIVE YEAR    SINCE INCEPTION
--------------------------------------------------------------------------------
MCKEE INTERNATIONAL EQUITY PORTFOLIO (05/26/94)
--------------------------------------------------------------------------------
BEFORE TAXES                           -13.05%        -2.10%          2.08%
--------------------------------------------------------------------------------
AFTER TAXES ON DISTRIBUTIONS           -13.24%        -4.24%          0.53%
--------------------------------------------------------------------------------
AFTER TAXES ON DISTRIBUTIONS AND
REDEMPTIONS                             -7.78%        -1.72%          1.57%
--------------------------------------------------------------------------------

*     For the periods prior to June 24, 2002, figures relate to the Predecessor
      Fund.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (NYSE) is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC.The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derives with respect to its business of investing in such stock, securities or currencies, or certain other income; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. The Board reserves the right not to maintain qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

SHAREHOLDER TREATMENT.The Fund receives income generally in the form of dividends and interest on investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

FOREIGN TAXES. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and intends to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by the Fund. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If the Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions. Based upon their investment objectives, it is not anticipated that the Fund will be eligible to make the election.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in a fund.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund and the Predecessor Fund paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------------------------------------------------
                                                 AGGREGATE DOLLAR AMOUNT
                                             OF BROKERAGE COMMISSIONS PAID*
                                        ----------------------------------------
             FUND                         2000            2001            2002
--------------------------------------------------------------------------------
International Equity Portfolio          $640,436        $322,591        $141,858
--------------------------------------------------------------------------------

*     For the periods prior to June 24, 2002, figures relate to the Predecessor
      Fund.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


For the Trust's most recently completed fiscal year ended October 31, 2002, the Fund and the Predecessor Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

----------------------------------------------------------------------------------------------
                                                                       TOTAL DOLLAR AMOUNT OF
                                 TOTAL DOLLAR AMOUNT OF BROKERAGE      TRANSACTIONS INVOLVING
                                     COMMISSIONS FOR RESEARCH        BROKERAGE COMMISSIONS FOR
             FUND                            SERVICES*                   RESEARCH SERVICES*
----------------------------------------------------------------------------------------------
International Equity Portfolio                $71,743                       $40,964,890
----------------------------------------------------------------------------------------------

*     For periods prior to June 24, 2002, figures relate to the Predecessor
      Fund.

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2000, 2001 and 2002, neither the Fund nor the Predecessor Fund paid any brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of their most recent fiscal year. As of October 31, 2002, the Fund did not hold any securities of its regular brokers and dealers.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Fund may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Fund's two most recently completed fiscal years ended October 31, 2001 and 2002, the portfolio turnover rate for the Fund and the Predecessor Fund was as follows:

--------------------------------------------------------------------------------
                                                      PORTFOLIO TURNOVER RATE
                                                   -----------------------------
        FUND                                       2001                     2002
--------------------------------------------------------------------------------
International Equity                                60%                      23%
--------------------------------------------------------------------------------

*     For periods prior to June 24, 2002, figures relate to the Predecessor
      Fund.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the Securities and Exchange Commission, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 3, 2003, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Fund. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act.

MCKEE INTERNATIONAL EQUITY PORTFOLIO

Shareholder                                                                 %
-----------                                                               ------
MAC& CO                                                                   13.46%
Mutual Funds Operations
PO Box 3198
Pittsburgh, PA 15230-3198

Saxon & CO                                                                11.63%
FBO Westmoreland County Employees
Retirement Fund
PO Box 7780
Philadelphia, PA 19182-00011312

Fulvest & CO                                                              11.09%
FBO Lancaster County Era
PO Box 3215
Lancaster, PA 17604-3215

AllFirst Trust CO NA                                                       9.21%
FBO County of Dauphin Retirement Plan
Security Processing 109-911
PO Box 1596
Baltimore , MD 21203-1596

Light & Co                                                                 7.18%
C/O AllFirst Trust Company N.A
Security Processing 109-911
PO Box 1596
Baltimore, MD 21203-1596

Saxon & Co.                                                                5.41%
FBO Cumberland County
City Employee Retirement Cust
PO Box 7780-1888
Philadelphia, PA 19182-0001

The Fund believes that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Portfolio. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.

EXPERTS


The financial statements incorporated by reference in the prospectus have been audited by PricewaterhouseCoopers LLP, independent public accountant, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 2002, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, are herein incorporated by reference. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

                                    APPENDIX

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

PREFERRED STOCK RATINGS

      aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

      a An issue which is rated "a" is considered to be an upper- medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

      baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

      b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

      caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

      ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

      c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

      plus (+) or minus (-): Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

      Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

      A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

            This rating applies only to U.S. Tax-Exempt Municipals Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

            Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      o     Leading market positions in well-established industries.

      o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime   Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.    Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

      AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC An obligation rated "CCC" is currently vulnerable to non- payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

      CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

      C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking portfolio payments, but that is currently paying.

      D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

      N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

      Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

      A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

FITCH INC. RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

      Investment Grade

      AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      Speculative Grade

      BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

      DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, I.E., below 50%.

                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

      INTERNATIONAL SHORT-TERM CREDIT RATINGS

      F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

      D     Default. Denotes actual or imminent payment default.

NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1".

"NR" indicates that Fitch Inc. does not rate the issuer or issue in question.

"Withdrawn:" A rating is withdrawn when Fitch Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                       STATEMENT OF ADDITIONAL INFORMATION

                         THE ADVISORS' INNER CIRCLE FUND

                                  MARCH 1, 2003


                               INVESTMENT ADVISER:
                          RICE HALL JAMES & ASSOCIATES

This Statement of Additional Information (SAI) is not a prospectus. This SAI relates to the following series of The Advisors' Inner Circle Fund (the "Trust"):

                       RICE HALL JAMES MICRO CAP PORTFOLIO
               (FORMERLY THE RICE HALL JAMES SMALL CAP PORTFOLIO)
                     RICE HALL JAMES SMALL/MID CAP PORTFOLIO

It is intended to provide additional information regarding the activities and operations of the Trust and the Rice Hall James Micro Cap Portfolio and the Rice Hall James Small/Mid Cap Portfolio (each a "Fund" and collectively, the "Funds") and should be read in conjunction with the Funds' prospectus dated March 1, 2003. This SAI is incorporated by reference into the Funds' prospectus. Capitalized terms not defined herein are defined in the prospectus. Prospectuses may be obtained by writing to the Trust or calling toll-free 866-474-5669.

                                TABLE OF CONTENTS

THE TRUST ...............................................................    S-1
GLOSSARY ................................................................    S-1
DESCRIPTION OF PERMITTED INVESTMENTS ....................................    S-2
INVESTMENT POLICIES OF THE FUNDS ........................................   S-27
INVESTMENT ADVISORY AND OTHER SERVICES ..................................   S-29
THE ADMINISTRATOR .......................................................   S-31
THE DISTRIBUTOR .........................................................   S-32
TRANSFER AGENT ..........................................................   S-32
CUSTODIAN ...............................................................   S-32
INDEPENDENT ACCOUNTANTS .................................................   S-33
LEGAL COUNSEL ...........................................................   S-33
TRUSTEES AND OFFICERS OF THE TRUST ......................................   S-33
PERFORMANCE INFORMATION .................................................   S-38
CALCULATION OF TOTAL RETURN .............................................   S-38
PURCHASING AND REDEEMING SHARES .........................................   S-40
DETERMINATION OF NET ASSET VALUE ........................................   S-40
TAXES ...................................................................   S-41
BROKERAGE ALLOCATION AND OTHER PRACTICES ................................   S-44
DESCRIPTION OF SHARES ...................................................   S-46
SHAREHOLDER LIABILITY ...................................................   S-46
LIMITATION OF TRUSTEES' LIABILITY .......................................   S-47
CODES OF ETHICS .........................................................   S-47
5% AND 25% SHAREHOLDERS .................................................   S-47
EXPERTS .................................................................   S-48
FINANCIAL STATEMENTS ....................................................   S-48
APPENDIX ................................................................    A-1

March 1, 2003
RHJ-SX-001-0200

THE TRUST

GENERAL. Each Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Generally, each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

HISTORY OF THE FUNDS. The Rice, Hall, James Micro Cap Portfolio is a successor to the UAM Funds, Inc. Rice Hall James Micro Cap Portfolio ("Predecessor Micro Cap Fund"). The Rice Hall James Small/Mid Cap Portfolio is a successor to the UAM Funds, Inc. Rice Hall James Small/Mid Cap Portfolio ("Predecessor Small/Mid Cap Fund" and together with the UAM Rice Hall James Micro Cap Portfolio, the "Predecessor Funds"). The Predecessor Funds were managed by Rice Hall James & Associates ("Rice Hall James" or the "Adviser") using the same investment objective, strategies, policies and restrictions as those used by the Funds. The Predecessor Micro Cap Fund and the Predecessor Small/Mid Cap Fund's dates of inception were July 1, 1994 and November 1, 1996, respectively. Each of the Predecessor Funds dissolved and reorganized into the Rice Hall James Micro Cap Portfolio and the Rice Hall James Small/Mid Cap Portfolio, respectively, on June 24, 2002. Substantially all of the assets of each Predecessor Fund were transferred to its successor in connection with each Fund's commencement of operations on June 24, 2002.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

GLOSSARY

All terms that this SAI does not otherwise define have the same meaning in the SAI as they do in the Funds' prospectus.

o     1933 ACT means the Securities Act of 1933, as amended.

o     1934 ACT means the Securities Exchange Act of 1934, as amended.

o     1940 ACT means the Investment Company Act of 1940, as amended.

o ADVISER means Rice, Hall, James & Associates, the investment adviser to the Funds.

o     BOARD MEMBER refers to a single member of the Trust's Board of Trustees.

o     BOARD refers to the Trust's Board of Trustees as a group.

o     TRUST refers to The Advisors' Inner Circle Fund.

o     NAV is the net asset value per share of a Fund.

o     NYSE is the New York Stock Exchange.

o     SEC is the U.S. Securities and Exchange Commission.

o ADMINISTRATOR is SEI Investments Global Funds Services (formerly named SEI Investments Mutual Funds Services).

o     DISTRIBUTOR is SEI Investments Distribution Co.

Capitalized terms not defined herein are defined in the Funds' prospectus.

DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUNDS USE?

The Funds' investment objectives and principal investment strategies are described in the prospectus(es). The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - U.S. Government Securities are securities issued by the U.S. Treasury (treasury securities) and securities issued by a federal agency or a government-sponsored entity (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years, and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

      o     By the right of the issuer to borrow from the U.S. Treasury;

      o By the discretionary authority of the U.S. government to buy the obligations of the agency; or

      o     By the credit of the sponsoring agency.

While U.S. Government Securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. Government Securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. Government Securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Funds.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, the Funds may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Funds may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. Government Securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Funds will only invest in a security issued by a commercial bank if the bank:

      o Has total assets of at least $1 billion, or the equivalent in other currencies;

      o Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

      o Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the U.S. by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o     INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o     PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can reduce the value of mortgage-backed securities, which may cause your share price to fall. Lower rates may motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o     EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Funds' average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. Government Securities as a means of "locking in" interest rates.

o     CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's, S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Funds may invest in securities of any rating.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Funds' prospectus, the Funds may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the U.S. on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o     PURCHASING PUT AND CALL OPTIONS

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

      o     Allowing it to expire and losing its entire premium;

      o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

      o     Closing it out in the secondary market at its current price.

o     SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Funds would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning, among other things:

      o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

      o A call option on the same security or index with the same or lesser exercise price;

      o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

      o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

      o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the put option by, among other things:

      o     Entering into a short position in the underlying security;

      o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

      o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

      o     Maintaining the entire exercise price in liquid securities.

o     OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o     OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

o     COMBINED POSITIONS

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

      o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

      o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

      o     Do not require an initial margin deposit.

      o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Funds may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the Securities and Exchange Commission (the "SEC"). If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o     EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Funds will be committed to pay.

o     INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

o     CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

CORRELATION OF PRICES - A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

      o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

      o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

      o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

      o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

      o     have to purchase or sell the instrument underlying the contract;

      o     not be able to hedge its investments; and

      o     not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

      o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

      o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

      o the facilities of the exchange may not be adequate to handle current trading volume;

      o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

      o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

      o     actual and anticipated changes in interest rates;

      o     fiscal and monetary policies; and

      o     national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government Securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one-month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

      o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

      o Factors affecting an entire industry, such as increases in production costs; and

      o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO") - A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The policy of the Adviser is to purchase only IPOs that are appropriate for funds managed according to the firm's Micro-Cap Equity strategy. The allocation of these IPO shares will be made pro rata to the firm's micro cap equity funds, including the Micro Cap Portfolio and separately managed funds, in accordance with minimum allocation guidelines in place at the time. Thus, the Small/Mid Cap Portfolio may purchase shares of a recent IPO in the secondary market.

If the Adviser is allocated insufficient shares of an IPO to allocate to all of its micro-cap funds, these micro-cap funds, including the Micro Cap Portfolio, will generally receive IPO allocations on a rotating basis. The Micro Cap Portfolio may not, however, receive IPO allocations if it has insufficient cash reserves to pay for shares that would otherwise be allocated to it.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. Investors can invest in foreign securities in a number of ways:

      o They can invest directly in foreign securities denominated in a foreign currency;

      o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

      o     They can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS (ADRS) - American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. Europeans Depositary Receipts are similar to ADRs, except that they are typically issued by European Banks or trust companies.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

      o The economies of foreign countries may differ from the economy of the U.S. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

      o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

      o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

      o The internal policies of a particular foreign country may be less stable than in the U.S. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

      o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other companies may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the U.S. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the U.S. will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the U.S. Foreign stock markets tend to differ from those in the U.S. in a number of ways.

Foreign stock markets:

      o are generally more volatile than, and not as developed or efficient as, those in the U.S.;

      o     have substantially less volume;

      o trade securities that tend to be less liquid and experience rapid and erratic price movements;

      o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

      o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

      o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

      o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

      o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

      o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the U.S.

      o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

      o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

      o restrictions on transferring securities within the U.S. or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

      o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

      o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

      o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

      o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

      o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

      o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

      o     Have relatively unstable governments;

      o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

      o Offer less protection of property rights than more developed countries; and

      o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

THE EURO - Effective July 1, 2002, the euro has replaced the national currencies of the following member country of the European Union: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The European Central Bank has control over each country's monetary policies. Therefore, the participating countries do not control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels. The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the members states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which a Fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions such as day-count fractions or settlement dates to underlying instruments may be changed to conform to the conventions applicable to euro currency.

The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term consequences can be expected, such as changes in economic environment and change in behavior of investors, all of which will impact a Fund's euro-denominated investments.

INVESTMENT COMPANIES

A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. A Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

REPURCHASE AGREEMENTS

In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Funds normally use repurchase agreements to earn income on assets that are not invested.

When a Fund enters into a repurchase agreement it will:

      o Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

      o Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (I.E., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES

The Funds may purchase restricted securities that are not registered for sale to the general public. The Funds may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Funds' investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

      o     Take advantage of an anticipated decline in prices.

      o     Protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

To borrow the security, a Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES AGAINST THE BOX - In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Fund.

RESTRICTIONS ON SHORT SALES:

A Fund will not short sell a security if:

      o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

      o The market value of the securities of any single issuer that have been sold short by a Fund would exceed two percent (2%) of the value of a Fund's net assets.

      o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government Securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUNDS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. Unless otherwise noted, the Funds will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing) and other applicable investment requirements in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. Each of the Funds will not:

      o Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

      o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time.

      o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

      o Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

      o Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

      o Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in securities of issuers that deal or invest in real estate and (3) that a Fund may purchase securities secured by real estate or interests therein.

      o Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

      o Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES

The following limitations are non-fundamental, which means the Funds may change them without shareholder approval. Each of the Funds may:

      o not borrow money, except that (1) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 331/3% of its total assets (including the amount borrowed), (2) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) a Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

      o Notwithstanding the investment restriction above, a Fund may not borrow amounts in excess of 331/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

      o purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

      o purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

      o     invest in the securities of foreign issuers.

      o purchase shares of other investment companies to the extent permitted by applicable law. A Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

The 1940 Act currently permits a Fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

      o invest in illiquid and restricted securities to the extent permitted by applicable law.

Each Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

      o write covered call options and may buy and sell put and call options.

      o     enter into repurchase agreements.

      o lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

      o     sell securities short and engage in short sales "against the box."

      o     enter into swap transactions.

Further,

1. The Micro Cap Portfolio may not change its investment strategy to invest at least 80% of its net assets in equity securities of companies with market capitalizations of $40 million to $500 million without 60 days' prior notice to shareholders.

2. The Small/Mid Cap Portfolio may not change its investment strategy to invest at least 80% of its net assets in equity securities of companies with market capitalizations of $300 million to $2.5 billion without 60 days' prior notice to shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER. Rice, Hall James & Associates, a California corporation located at 600 West Broadway, Suite 1000, San Diego, CA 92101, is the investment adviser to each Fund. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The Adviser, a subsidiary of Old Mutual
(US) Holdings Inc.  (formerly named United Asset  Management  Corporation),  has provided investment management services to individual and institutional shareholders since 1970.

Old Mutual US is a holding company incorporated in Delaware in December 1980 (under the name United Asset Management Corporation) for the purpose of acquiring and owning firms engaged primarily in institutional investment management. In September 2000, Old Mutual plc, a financial services group based in the United

Kingdom, purchased all of the shares of United Asset Management Corporation. Subsequently, the name of the United Asset Management Corporation was changed to Old Mutual (US) Holdings Inc. Since its first acquisition in August 1983, Old Mutual US has acquired or organized more than 50 affiliated firms. Currently, Old Mutual US has 23 affiliates who are SEC registered investment advisers. The affiliated firms provide investment management services to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them.

PORTFOLIO MANAGEMENT

Teams of investment professionals are primarily responsible for the day-to-day management of the Funds. Listed below are the investment professionals that comprise those teams and a brief description of their business experience.

--------------------------------------------------------------------------------
NAME AND TITLE          EXPERIENCE
--------------------------------------------------------------------------------
Thomas W. McDowell,     Mr. McDowell has over twenty-two years investment
Jr.                     experience. Mr. McDowell joined the adviser in 1984.
President and Chief     Prior to that time, he was Investment Officer, Security
Executive Officer       Analyst and Portfolio Manager at California First Bank.
                        He earned his B.A. degree from the University of
                        California, Los Angeles and his M.B.A. from San Diego
                        State University.
--------------------------------------------------------------------------------
David P. Tessmer        Mr. Tessmer has over thirty-three years investment
Partner                 experience. Prior to joining the adviser in 1986, Mr.
                        Tessmer was Vice President and Senior Portfolio Manager
                        at The Pacific Century Group, San Diego. He earned his
                        B.S. degree in Investment Management at Northwestern
                        University and his M.B.A. in Finance at Columbia
                        Graduate School of Business.
--------------------------------------------------------------------------------
Timothy A. Todaro       Mr. Todaro has over twenty-two years investment
Partner                 experience. Mr. Todaro joined the adviser in 1983. Prior
                        to that time, he was Senior Investment Analyst at
                        Comerica Bank, Detroit, Michigan. Mr. Todaro earned his
                        B.A. in Economics at the University of California, San
                        Diego and his M.B.A. degree in Finance/International
                        Business at the University of Wisconsin, Madison. He is
                        a Chartered Financial Analyst.
--------------------------------------------------------------------------------
Gary S. Rice            Mr. Rice has over nineteen years investment experience.
Partner                 Mr. Rice was an Account Administrator with the Trust
                        Division at Federated Investors, Inc., Pittsburgh,
                        Pennsylvania prior to joining the adviser in 1983. He
                        earned his B.A. degree in Economics/Business
                        Administration at Vanderbilt University.
--------------------------------------------------------------------------------
Douglas Sheres          Mr. Sheres has over eight years investment experience.
Partner                 Prior to joining the adviser in March of 1998, he was an
                        Institutional Sales professional with Merrill Lynch in
                        San Diego from May 1996 until February 1998. Previously
                        he was a Research Analyst with Pacific Asset Management
                        from January 1994 until May 1996. He began his career in
                        January 1993 as a Demographics Consultant with I Cubed
                        Information Strategies after graduating from the
                        University of California San Diego with a B.A. in
                        Psychology.
--------------------------------------------------------------------------------
Kevin T. Hamilton       Mr. Hamilton has over seventeen years of investment
Partner                 experience. Prior to joining the adviser, he was a
                        Principal and Portfolio Manager at Messner & Smith
                        Investment Management. Prior to that he was Executive
                        Vice President at Montgomery Asset Management, San
                        Francisco, and Senior Vice President and Portfolio
                        Manager at Analytic Investment Management, Irvine, CA.
                        Mr. Hamilton has a BA and MBA from the University of Southern California. He is a Chartered Financial
                        Analyst.

--------------------------------------------------------------------------------
NAME AND TITLE          EXPERIENCE
--------------------------------------------------------------------------------
Cara M. Agan            Ms. Agan has over five years investment experience.
Security Analyst        Prior to joining the adviser in 2001, Ms. Agan was an
                        analyst in the Equity Research Department at George K.
                        Baum & Company. Ms. Agan earned her B. S. from Truman
                        State University and a M. A. in Finance from the University of Exeter.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


ADVISORY FEES PAID TO THE ADVISER. For its services, the Micro Cap Portfolio and the Small/Mid Cap Portfolio pay the Adviser a fee calculated at an annual rate of 0.75% and 0.80% of their average net assets, respectively. Due to the effect of fee waivers by the Adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. The Adviser has voluntarily agreed to limit the expenses of the Micro Cap Portfolio to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.40%. The Adviser has also voluntarily agreed to limit the expenses of the Small/Mid Cap Portfolio to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.25%. However, the Adviser does not expect that any fee waivers will be necessary to keep fund expenses below the cap. The Adviser may change or cancel these expense limitations at any time. For the last three fiscal years, the Funds and the Predecessor Funds paid the following in management fees to the Adviser:

--------------------------------------------------------------------------------
    FUND                       FEES PAID*                     FEES WAIVED*
--------------------------------------------------------------------------------
                       2000       2001       2002      2000      2001      2002
--------------------------------------------------------------------------------
Micro Cap            $440,450   $579,611   $617,105   $     0   $     0   $    0
--------------------------------------------------------------------------------
Small/Mid Cap        $ 79,760   $218,277   $567,874   $81,800   $46,466   $    0
--------------------------------------------------------------------------------

*     For periods prior to June 24, 2002, figures relate to the Predecessor
      Funds.


THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator") (formerly named SEI Investments Mutual Funds Services), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% for the first $250 million in assets, 0.10% for the next $250 million in assets, 0.08% for the next $250 million in assets and 0.04% for all assets greater than $750 million. The minimum fee is $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, an additional $75,000 for each additional portfolio over three and $20,000 for each additional class per portfolio after the first class, apportioned to the Funds as a percentage of average daily net assets. Due to these minimums, the annual administration fee each Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds and the Predecessor Funds paid the following administration fees:

--------------------------------------------------------------------------------
    FUND                                       ADMINISTRATION FEE*
--------------------------------------------------------------------------------
                                    2000               2001               2002
--------------------------------------------------------------------------------
  Micro Cap                       $135,671           $126,039           $121,156
--------------------------------------------------------------------------------
Small/Mid Cap                     $105,245           $ 90,436           $111,481
--------------------------------------------------------------------------------

* UAM Fund Services, Inc. ("UAMFSI") served as the administrator to the Predecessor Funds until April 1, 2002, at which time SEI Investments Global Funds Services (formerly named SEI Investments Mutual Funds Services) became administrator. Prior to that date, the Administrator served as sub-administrator to the Predecessor Funds.


THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

TRANSFER AGENT

DST Systems, Inc., 330 W 9th Street, Kansas City, Missouri 64105 serves as the Funds' transfer agent.

CUSTODIAN

Union Bank of California, 475 Sansome Street, 15th Floor, San Francisco, California 94111 (the "Custodian") acts as custodian for the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as independent accountant of the Funds.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's additional 45 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* (since
1991) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27)-- Trustee (since 1993)-- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (since 1992) -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee (Since 1993) -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee (Since 1993) -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee (Since 1994) -- Partner, Dechert Price & Rhoads (law firm), September 1987 - December 1993; Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee (Since 1999) -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three times in the most recently completed Trust fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met thirteen times in the most recently completed Trust fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement, after its initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before approving the Advisory Agreement, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Fund-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received or discussed at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to approve the Agreement for an initial two-year term.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

--------------------------------------------------------------------------------
                                                          AGGREGATE DOLLAR RANGE
  NAME         DOLLAR RANGE OF FUND SHARES (FUND)*        OF SHARES (ALL FUNDS)*
--------------------------------------------------------------------------------
                        None (Micro Cap)
Nesher                None (Small/Mid Cap)                         None
--------------------------------------------------------------------------------
                        None (Micro Cap)
Cooney                None (Small/Mid Cap)                         None
--------------------------------------------------------------------------------
                        None (Micro Cap)
Doran                 None (Small/Mid Cap)                         None
--------------------------------------------------------------------------------
                        None (Micro Cap)
Patterson             None (Small/Mid Cap)                         None
--------------------------------------------------------------------------------
                        None (Micro Cap)
Peters                None (Small/Mid Cap)                         None
--------------------------------------------------------------------------------
                        None (Micro Cap)
Storey                None (Small/Mid Cap)                         None
--------------------------------------------------------------------------------
                        None (Micro Cap)
Sullivan              None (Small/Mid Cap)                         None
--------------------------------------------------------------------------------

*     Valuation date is December 31, 2002.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

---------------------------------------------------------------------------------------------------------
                                  Pension or Retirement        Estimated Annual        Total Compensation
               Aggregate         Benefits Accrued as Part        Benefits Upon         from the Trust and
   Name      Compensation            of Fund Expenses             Retirement              Fund Complex*
---------------------------------------------------------------------------------------------------------
Nesher          $     0                    N/A                        N/A                    $     0
---------------------------------------------------------------------------------------------------------
Cooney          $16,295                    N/A                        N/A                    $16,295
---------------------------------------------------------------------------------------------------------
Doran           $     0                    N/A                        N/A                    $     0
---------------------------------------------------------------------------------------------------------
Patterson       $16,988                    N/A                        N/A                    $16,988
---------------------------------------------------------------------------------------------------------
Peters          $16,988                    N/A                        N/A                    $16,988
---------------------------------------------------------------------------------------------------------
Storey          $16,988                    N/A                        N/A                    $16,988
---------------------------------------------------------------------------------------------------------
Sullivan        $16,988                    N/A                        N/A                    $16,988
---------------------------------------------------------------------------------------------------------

*     The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

JAMES R. FOGGO (DOB 06/30/64) -- President (since 2000) -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary (since
2000) -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads (law firm), 1997-1999. Associate, at Richter, Miller & Finn (law firm), 1994-1997.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary (since 1995) -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP (law firm), 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads (law firm), 1990-1991.

SHERRY K. VETTERLEIN (DOB 06/22/62) -- Vice President and Assistant Secretary (since 2001) -- Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) -- Vice President and Secretary (since
2000) -- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group 1998-2000. Associate at Pepper Hamilton LLP (law firm), 1997-1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm), 1994-1997.

JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer (since 2001) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

JOHN C. MUNCH (DOB 05/07/71) - Vice President and Assistant Secretary (since
2002) - Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin (law firm), 1998-2001. Associate at Seward & Kissel (law firm), 1996-1998.

JOHN MUNERA (DOB 01/14/63) - Vice President and Assistant Secretary - Middle Office Compliance Officer at SEI Investments since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia 1998-2000. B.A. Political Science, University of Pennsylvania, 1986; MBA Temple University, 2000.

PERFORMANCE INFORMATION

From time to time, each of the Funds may include the Fund's yield, effective yield, total return or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Funds refers to the annualized income generated by an investment in that Fund over a specified 30-day period. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Computation of Yield" and "Calculation of Total Return" for more information on methodology of calculations.

Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

CALCULATION OF TOTAL RETURN

TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS). The total return (after-taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)^n = ATV(D), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATV(D) = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION). The total return (after-taxes on distributions and redemption) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)^n = ATV(DR), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATV(DR) = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

HISTORICAL PERFORMANCE. The average annual total return (before taxes), total return (after-taxes on distributions) and total return (after-taxes on distributions and redemption) for each of the Funds was as follows for the one-year, five-year and since inception periods, each ended October 31, 2002.

---------------------------------------------------------------------------------------------
                                                           AVERAGE ANNUAL TOTAL RETURN*
                                                   ------------------------------------------
          FUND (INCEPTION DATE)                    ONE YEAR     FIVE YEAR     SINCE INCEPTION
---------------------------------------------------------------------------------------------
MICRO CAP PORTFOLIO (07/1/94)
---------------------------------------------------------------------------------------------
BEFORE TAXES                                        -16.32%        1.90%           12.86%
---------------------------------------------------------------------------------------------
AFTER TAXES ON DISTRIBUTIONS                        -17.23%       -1.20%            9.37%
---------------------------------------------------------------------------------------------
AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS         -8.91%        0.46%            9.27%
---------------------------------------------------------------------------------------------
SMALL/MID CAP PORTFOLIO (11/1/96)
---------------------------------------------------------------------------------------------
BEFORE TAXES                                        -14.07%        4.81%            8.91%
---------------------------------------------------------------------------------------------
AFTER TAXES ON DISTRIBUTIONS                        -14.31%        2.57%            6.24%
---------------------------------------------------------------------------------------------
AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS         -8.30%        3.36%            6.28%
---------------------------------------------------------------------------------------------

*     For the periods prior to June 24, 2002, figures relate to the Predecessor
      Funds.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (NYSE) is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that is intended to supplement the discussion contained in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derives with respect to its business of investing in such stock, securities or currencies, or certain other income; (ii) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to each Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. The Board reserves the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Each Fund receives income generally in the form of dividends and interest on investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by each Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

FOREIGN TAXES. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and intends to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by the Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions. Based upon their investment objectives, it is not anticipated that the Funds will be eligible to make the election.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by each Fund.

In certain cases, each Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in a fund.

STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds and the Predecessor Funds paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------------------------------------------------
                                              AGGREGATE DOLLAR AMOUNT
                                          OF BROKERAGE COMMISSIONS PAID*
                                  ----------------------------------------------
     FUND                           2000               2001               2002
--------------------------------------------------------------------------------
Micro Cap                         $134,575           $245,651           $391,034
--------------------------------------------------------------------------------
Small/Mid Cap                     $ 90,692           $ 93,033           $243,533
--------------------------------------------------------------------------------

*     For the periods prior to June 24, 2002, figures relate to the Predecessor
      Funds.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ended October 31, 2002, the Funds and the Predecessor Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

----------------------------------------------------------------------------------------------------
                  TOTAL DOLLAR AMOUNT OF BROKERAGE     TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING
    FUND         COMMISSIONS FOR RESEARCH SERVICES*     BROKERAGE COMMISSIONS FOR RESEARCH SERVICES*
----------------------------------------------------------------------------------------------------
Micro Cap                     $391,034                                  $82,121,312
----------------------------------------------------------------------------------------------------
Small/Mid Cap                 $213,878                                  $92,521,874
----------------------------------------------------------------------------------------------------

*     For periods prior to June 24, 2002, figures relate to the Predecessor
      Funds.

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2000, 2001 and 2002, neither the Funds nor the Predecessor Funds pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of October 31, 2002, the Funds did not hold any securities of regular brokers and dealers.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal years ended October 31, 2001 and 2002, the portfolio turnover rate for the Funds and the Predecessor Funds was as follows:

--------------------------------------------------------------------------------
                                                        PORTFOLIO TURNOVER RATE
                                                       -------------------------
     FUND                                              2001                 2002
--------------------------------------------------------------------------------
Micro Cap                                              148%                 125%
--------------------------------------------------------------------------------
Small/Mid Cap                                           61%                  64%
--------------------------------------------------------------------------------

*     For periods prior to June 24, 2002, figures relate to the Predecessor
      Funds.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the Securities and Exchange Commission, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 3, 2003, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act.

MICRO CAP PORTFOLIO

Shareholder                                                           %
-----------                                                          ---
Charles Schwab & Co Inc.                                           45.33%
Reinvest Account Attn Mutual Fund
101 Montgomery St
San Francisco, CA 94104-4122

Fidelity Investments Inst Operations Co                            21.07%
Inc for Certain Employee Benefits Plans
100 Magellan Way KWIC
Covington, KY 41015-1999

SMALL/MID CAP PORTFOLIO
Shareholder                                                          %
-----------                                                         ---

First Union National Bank Cust                                     21.70%
FBO Portfolio Strategies
A/C 9888888854
1525 West WT Harris Blvd
CMG 3A4 NC-1151
Charlotte, NC 28288-0001

Charles Schwab & Co Inc.                                           17.15%
FBO Reinvest Account
Attn Mutual Fund
101 Montgomery St
San Francisco, CA 94104-4122

Wachovia Bank, N.A                                                 13.92%
Omnibus Cash/Cash
A/C #: 9999999980
1525 West WT Harris Blvd
Charlotte, NC 28288-0001

The Funds believe that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.

EXPERTS

The financial statements incorporated by reference in the prospectus have been audited by PricewaterhouseCoopers LLP, independent public accountant, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 2002, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, are herein incorporated by reference. A copy of the Funds' 2002 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

                                    APPENDIX

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

PREFERRED STOCK RATINGS

      aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

      a An issue which is rated "a" is considered to be an upper- medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

      baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

      b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

      caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

      ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

      c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

      plus (+) or minus (-): Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

      Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

      A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

            This rating applies only to U.S. Tax-Exempt Municipals Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

            Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      o     Leading market positions in well-established industries.

      o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime   Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.    Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

      AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC An obligation rated "CCC" is currently vulnerable to non- payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

      CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

      C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking portfolio payments, but that is currently paying.

      D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

      N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

      Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

      A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

FITCH INC. RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

      Investment Grade

      AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      Speculative Grade

      BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

      DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, I.E., below 50%.

                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

      INTERNATIONAL SHORT-TERM CREDIT RATINGS

      F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                     STATEMENT OF ADDITIONAL INFORMATION

                         THE ADVISORS' INNER CIRCLE FUND


                                  MARCH 1, 2003



                               INVESTMENT ADVISER:
                         SIRACH CAPITAL MANAGEMENT, INC.


This Statement of Additional Information (SAI) is not a prospectus. This SAI relates to the following series of The Advisors' Inner Circle Fund (the "Trust"):


                         SIRACH SPECIAL EQUITY PORTFOLIO
                             SIRACH EQUITY PORTFOLIO
                             SIRACH GROWTH PORTFOLIO
                       SIRACH STRATEGIC BALANCED PORTFOLIO
                              SIRACH BOND PORTFOLIO

It is intended to provide additional information regarding the activities and operations of the Trust and the Sirach Special Equity Portfolio, the Sirach Equity Portfolio, the Sirach Growth Portfolio, the Sirach Strategic Balanced Portfolio and the Sirach Bond Portfolio (each a "Fund" and collectively, the "Funds") and should be read in conjunction with the Funds' prospectus dated March 1, 2003. This SAI is incorporated by reference into the Funds' prospectus. Capitalized terms not defined herein are defined in the prospectus. Prospectuses may be obtained by writing to the Trust or calling toll-free 877-474-7224.

                                TABLE OF CONTENTS

THE TRUST....................................................................S-1
GLOSSARY.....................................................................S-2
DESCRIPTION OF PERMITTED INVESTMENTS.........................................S-2
INVESTMENT POLICIES OF THE FUNDS............................................S-26
INVESTMENT ADVISORY AND OTHER SERVICES......................................S-28
THE ADMINISTRATOR...........................................................S-31
THE DISTRIBUTOR.............................................................S-32
TRANSFER AGENT..............................................................S-32
CUSTODIAN...................................................................S-32
INDEPENDENT ACCOUNTANT......................................................S-32
LEGAL COUNSEL...............................................................S-32
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-32
PERFORMANCE INFORMATION.....................................................S-37
COMPUTATION OF YIELD........................................................S-38
CALCULATION OF TOTAL RETURN.................................................S-38
PURCHASING AND REDEEMING SHARES.............................................S-40
DETERMINATION OF NET ASSET VALUE............................................S-40
TAXES.......................................................................S-41
BROKERAGE ALLOCATION AND OTHER PRACTICES....................................S-44
DESCRIPTION OF SHARES.......................................................S-46
SHAREHOLDER LIABILITY.......................................................S-47
LIMITATION OF TRUSTEES' LIABILITY...........................................S-47
CODES OF ETHICS.............................................................S-47
5% AND 25% SHAREHOLDERS.....................................................S-47
EXPERTS.....................................................................S-51
FINANCIAL STATEMENTS........................................................S-51
APPENDIX.................................................................... A-1

March 1, 2003
SIR-SX-001-0200

THE TRUST

GENERAL. Each Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Generally, each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.


HISTORY OF THE FUNDS. The Sirach Growth Portfolio is the successor to the UAM Funds, Inc. Sirach Growth Portfolio (the "Predecessor Growth Fund"). The Sirach Equity Portfolio is the successor to the UAM Funds, Inc. Sirach Equity Portfolio (the "Predecessor Equity Fund"). The Sirach Special Equity Portfolio is the successor to the UAM Funds, Inc. Sirach Special Equity Portfolio (the "Predecessor Special Equity Fund"). The Sirach Strategic Balanced Portfolio is the successor to the UAM Funds, Inc. Sirach Strategic Balanced Portfolio (the "Predecessor Strategic Balanced Fund"). The Sirach Bond Portfolio is the successor to the UAM Funds, Inc. Sirach Bond Portfolio (the "Predecessor Bond Fund," and together with the Predecessor Growth Portfolio, Predecessor Equity Portfolio, Predecessor Special Equity Portfolio and the Predecessor Strategic Balanced Portfolio, the "Predecessor Funds"). The Predecessor Funds were managed by Sirach Capital Management, Inc. (the "Adviser") using the same investment objective, strategies, policies and restrictions as those used by the Funds. The Predecessor Growth Fund, Predecessor Equity Fund, Predecessor Special Equity Fund, Predecessor Strategic Balanced Fund and Predecessor Bond Fund's dates of inception were December 1, 1993, July 1, 1996, October 2, 1989, December 1, 1993 and November 3, 1997, respectively. Each of the Predecessor Funds dissolved and reorganized into the Sirach Growth Portfolio, Sirach Equity Portfolio, Sirach Special Equity Portfolio, Sirach Strategic Balanced Portfolio and Sirach Bond Portfolio, respectively, on June 24, 2002. Substantially all of the assets of each Predecessor Fund were transferred to its successor in connection with the Funds' commencement of operations on June 24, 2002.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

GLOSSARY

All terms that this SAI does not otherwise define have the same meaning in the SAI as they do in the Funds' prospectus.

o     1933 ACT means the Securities Act of 1933, as amended.

o     1934 ACT means the Securities Exchange Act of 1934, as amended.

o     1940 ACT means the Investment Company Act of 1940, as amended.

o ADVISER means Sirach Capital Management, Inc., the investment adviser to the Funds.

o     BOARD MEMBER refers to a single member of the Trust's Board of Trustees.

o     BOARD refers to the Trust's Board of Trustees as a group.

o     TRUST refers to The Advisors' Inner Circle Fund.

o     NAV is the net asset value per share of a Fund.

o     NYSE is the New York Stock Exchange.

o     SEC is the U.S. Securities and Exchange Commission.

o ADMINISTRATOR is SEI Investments Global Funds Services (formerly named SEI Investments Mutual Funds Services)

o     DISTRIBUTOR is SEI Investments Distribution Co.

Capitalized terms not defined herein are defined in the Funds' prospectus.

DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUNDS USE?

The Fund's investment objectives and principal investment strategies are described in the prospectus(es). The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - U.S. Government Securities are securities issued by the U.S. Treasury (treasury securities) and securities issued by a federal agency or a government-sponsored entity (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years, and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

      o     By the right of the issuer to borrow from the U.S. Treasury;

      o By the discretionary authority of the U.S. government to buy the obligations of the agency; or

      o     By the credit of the sponsoring agency.

While U.S. Government Securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. Government Securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. Government Securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Funds.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, the Funds may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Funds may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. Government Securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one-year or less.

BANK OBLIGATIONS - The Funds will only invest in a security issued by a commercial bank if the bank:

      o Has total assets of at least $1 billion, or the equivalent in other currencies;

      o Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

      o Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the U.S. by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o     INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o     PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can reduce the value of mortgage-backed securities, which may cause your share price to fall. Lower rates may motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o     EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Funds' average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. Government Securities as a means of "locking in" interest rates.

o     CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's, S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Funds may invest in securities of any rating.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Funds' prospectus, the Funds may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the U.S. on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o     PURCHASING PUT AND CALL OPTIONS

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

      o     Allowing it to expire and losing its entire premium;

      o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

      o     Closing it out in the secondary market at its current price.

o     SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Funds would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning, among other things:

      o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

      o A call option on the same security or index with the same or lesser exercise price;

      o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

      o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

      o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the put option by, among other things:

      o     Entering into a short position in the underlying security;

      o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

      o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

      o     Maintaining the entire exercise price in liquid securities.

o     OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o     OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

o     COMBINED POSITIONS

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

      o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

      o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

      o     Do not require an initial margin deposit.

      o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Funds may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the Securities and Exchange Commission (the "SEC"). If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o     EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Funds will be committed to pay.

o     INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

o     CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

CORRELATION OF PRICES - A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

      o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

      o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

      o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

      o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

      o     have to purchase or sell the instrument underlying the contract;

      o     not be able to hedge its investments; and

      o     not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

      o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

      o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

      o the facilities of the exchange may not be adequate to handle current trading volume;

      o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

      o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

      o     actual and anticipated changes in interest rates;

      o     fiscal and monetary policies; and

      o     national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government Securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

      o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

      o Factors affecting an entire industry, such as increases in production costs; and

      o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO") - A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S.. The markets in which these securities are located can be developed or emerging. Investors can invest in foreign securities in a number of ways:

      o They can invest directly in foreign securities denominated in a foreign currency;

      o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

      o     They can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS (ADRS) - American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. Europeans Depositary Receipts are similar to ADRs, except that they are typically issued by European Banks or trust companies.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

      o The economies of foreign countries may differ from the economy of the U.S. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

      o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

      o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

      o The internal policies of a particular foreign country may be less stable than in the U.S. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

      o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other companies may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the U.S. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the U.S. will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the U.S.. Foreign stock markets tend to differ from those in the U.S. in a number of ways.

Foreign stock markets:

      o are generally more volatile than, and not as developed or efficient as, those in the U.S.;

      o     have substantially less volume;

      o trade securities that tend to be less liquid and experience rapid and erratic price movements;

      o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

      o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

      o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

      o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

      o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

      o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the U.S.

      o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

      o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

      o restrictions on transferring securities within the U.S. or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

      o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

      o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

      o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

      o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

      o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

      o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

      o     Have relatively unstable governments;

      o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

      o Offer less protection of property rights than more developed countries; and

      o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. .

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

THE EURO - Effective July 1, 2002, the euro has replaced the national currencies of the following member country of the European Union: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The European Central Bank has control over each country's monetary policies. Therefore, the participating countries do not control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels. The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the members states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which a Fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions such as day-count fractions or settlement dates to underlying instruments may be changed to conform to the conventions applicable to euro currency.

The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term consequences can be expected, such as changes in economic environment and change in behavior of investors, all of which will impact a Fund's euro-denominated investments.

INVESTMENT COMPANIES

A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. A Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

REPURCHASE AGREEMENTS

In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Funds normally use repurchase agreements to earn income on assets that are not invested.

When a Fund enters into a repurchase agreement it will:

      o Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

      o Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (I.E., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES

The Funds may purchase restricted securities that are not registered for sale to the general public. The Funds may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Funds' investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING

A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

      o     Take advantage of an anticipated decline in prices.

      o     Protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

To borrow the security, a Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES AGAINST THE BOX - In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Fund.

RESTRICTIONS ON SHORT SALES:

A Fund will not short sell a security if:

      o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

      o The market value of the securities of any single issuer that have been sold short by a Fund would exceed two percent (2%) of the value of a Fund's net assets.

      o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government Securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUNDS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Funds will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing) and other investment requirements in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Funds generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. Each of the Funds will not:

      o Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

      o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time.

      o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

      o Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

      o Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

      o Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in securities of issuers that deal or invest in real estate and (3) that a Fund may purchase securities secured by real estate or interests therein.

      o Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

      o Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES

The following limitations are non-fundamental, which means a Fund may change them without shareholder approval. Each of the Funds may:

      o not borrow money, except that (1) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) a Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

            Notwithstanding the investment restriction above, a Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

      o purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

      o purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

      o     invest in the securities of foreign issuers.

      o purchase shares of other investment companies to the extent permitted by applicable law. A Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

            The 1940 Act currently permits the fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

      o invest in illiquid and restricted securities to the extent permitted by applicable law.

            Each of the Funds intend to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

      o write covered call options and may buy and sell put and call options.

      o     enter into repurchase agreements.

      o lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

      o     sell securities short and engage in short sales "against the box."

      o     enter into swap transactions.

Further,

1. The Growth Portfolio may not change its investment strategy to invest at least 80% of its net assets in common stocks of companies of all sizes without 60 days' prior notice to shareholders.

2. The Equity Portfolio may not change its investment strategy to invest at least 80% of its net assets in equity securities (primarily common stocks) of companies of all sizes without 60 days' prior notice to shareholders.

3. The Special Equity Portfolio may not change its investment strategy to invest at least 80% of its net assets in common stocks of companies that have market capitalizations within the market capitalization range of the Russell 2000 Growth Index at the time of purchase.

4. The Bond Portfolio may not change its investment strategy to invest at least 80% of its net assets in a diversified mix of dollar-denominated, investment-grade debt securities without 60 days' prior notice to shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER. Sirach Capital Management, Inc., located at 520 Pike Street, Suite 2800, Seattle, Washington 98101-1389, is the investment adviser to each of the Funds. The adviser manages and supervises the investment of each Fund's assets on a discretionary basis. The adviser, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation), has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970.

Old Mutual US is a holding company incorporated in Delaware in December 1980 (under the name United Asset Management Corporation) for the purpose of acquiring and owning firms engaged primarily in institutional investment management. In September 2000, Old Mutual plc purchased all of the shares of United Asset Management Corporation. Subsequently, the name of the United Asset Management Corporation was changed to Old Mutual (US) Holdings Inc. Since its first acquisition in August 1983, Old Mutual US has acquired or organized more than 50 affiliated firms. Currently, Old Mutual US has 23 affiliates who are SEC registered investment advisers. The affiliated firms provide investment management services to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them. Several affiliated firms also act as investment advisers to separate series or funds in the UAM Funds Complex. Old Mutual US is a subsidiary of Old Mutual plc, a financial services company based in the United Kingdom.


PORTFOLIO MANAGEMENT. Teams of investment professionals are primarily responsible for the day-to-day management of each Fund. Listed below are the investment professionals that comprise those teams and a brief description of their business experience.

GROWTH AND EQUITY PORTFOLIOS

The Adviser's Equity Management Team manages the Growth and Equity Portfolios. Listed below are the members of that team and a brief description of their business experience.


    Name & Title           Experience
    =================================================================================================
    Harvey G. Bateman,     Mr. Bateman joined the Adviser in 1988 as a Principal/Portfolio Manager,
    CFA                    where he has managed equity accounts since 1989.
    Principal/Director
    of Equity Strategy
    -------------------------------------------------------------------------------------------------
    Sharon Rowley, CFA     Ms. Rowley joined the Adviser in 1998 as a Principal/Portfolio Manager.
    Principal/Portfolio    Before that she was a Principal at Seafirst Investment Counselors where
    Manager                she managed equity, bond and balanced accounts for high net worth individuals and institutional clients.
    -------------------------------------------------------------------------------------------------
    Karin L. Gibony        Ms. Gibony joined the Adviser in 1990.  She has managed equity and
    Principal/Portfolio    balanced funds for Sirach Capital Management since 1991.
    Manager
    -------------------------------------------------------------------------------------------------
    James P. Kieburtz      Mr. Kieburtz joined the Adviser in 1994 and has managed equity accounts
    Principal/Portfolio    for the Adviser since 1994.
    Manager
    -------------------------------------------------------------------------------------------------
    Brian C. Tipple        Mr. Tipple joined the Adviser in 2000.  Before joining the Adviser, he
    CEO/Director           was a Portfolio Manager at Frank Russell Company, specializing in large
    of Equity Management   cap U.S. equities.
    & Research

SPECIAL EQUITY PORTFOLIO

The Adviser's Small Cap Equity Management Team manages the Special Equity Portfolio. Listed below are the members of that team and a brief description of their business experience.

    Name & Title           Experience
    =================================================================================================
    Harvey  G. Bateman,    You may find Mr. Bateman's biography under Equity Management Team above.
    CFA
    Principal/Director
    of Equity Strategy
    -------------------------------------------------------------------------------------------------
    James P. Kieburtz      You may find Mr. Kieburtz's biography under Equity Management Team above.
    Principal/Portfolio
    Manager

BOND PORTFOLIO

The Adviser's Fixed Income Management Team manages the Bond Portfolio. Listed below are the members of that team and a brief description of their business experience.


    Name & Title           Experience
    =================================================================================================
    Robert F. Kern,        Mr. Kern joined the Adviser in 2000. Before that he was a Portfolio
    CFA, CPA               Manager at SAFECO Asset Management Company, where he managed high yield
    Principal/Director     fixed income portfolios.
    of Fixed Income
    Management &
    Research
    -------------------------------------------------------------------------------------------------
    Craig F. Hintze, CFA   Mr. Hintze joined the Adviser in 1996 as a Principal/Portfolio Manager
    Principal/Director     when Olympic Capital Management merged with Sirach Capital Management.
    of Fixed Income        Before the merger, he was a Principal at Olympic Capital Management
    Stategy                where he had managed fixed-income portfolios for institutional clients since 1982.
    -------------------------------------------------------------------------------------------------
    Julie R. Railey        Ms. Railey joined the Adviser in 2001. Prior to joining the Adviser, she
    Portfolio Analyst      was a Fixed Income Analyst at SAFECO Asset Management Company where she did analysis on high yield and investment grade securities.
    -------------------------------------------------------------------------------------------------
    Anthony L. Baruffi,    Mr. Baruffi joined the Adviser in 1999. Before that he was a Financial
    Portfolio Analyst      Analyst at Merit Capital Management.

STRATEGIC BALANCED PORTFOLIO

The Adviser's Equity Management Team manages the equity portion of the Strategic Balanced Portfolio and the Adviser's Fixed Income Management Team manages the debt portion of the Fund. You can find the composition of the teams and the biographies of their members under the appropriate heading above.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services, the Growth Portfolio, Equity Portfolio, Special Equity Portfolio, Strategic Balanced Portfolio and Bond Portfolio pay the Advisor a fee calculated at an annual rate of 0.65%, 0.65%, 0.70%, 0.65% and 0.35% of their average daily net assets, respectively. Due to the effect of fee waivers by the Adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. For the last three fiscal years ended October 31, 2000, 2001 and 2002, the Funds and the Predecessor Funds paid the following in management fees to the Adviser:

----------------------------------------------------------------------------------------------------------
        FUND                             FEES PAID*                               FEES WAIVED*
----------------------------------------------------------------------------------------------------------
                           2000            2001          2002          2000          2001          2002
----------------------------------------------------------------------------------------------------------
Growth                  $  495,228      $  282,660      $188,564      $      0      $      0      $      0
----------------------------------------------------------------------------------------------------------
Equity                  $  425,545      $  340,696      $245,012      $115,601      $144,602      $173,897
----------------------------------------------------------------------------------------------------------
Special Equity          $1,650,624      $1,111,450      $853,798      $      0      $      0      $      0
----------------------------------------------------------------------------------------------------------
Strategic Balanced      $  485,110      $  390,305      $299,124      $      0      $      0      $      0
----------------------------------------------------------------------------------------------------------
Bond                    $  263,013      $  359,452      $374,887      $250,480      $239,915      $278,958
----------------------------------------------------------------------------------------------------------

*     For periods prior to June 24, 2002, figures relate to the Predecessor
      Funds.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator") (formerly named SEI Investments Mutual Funds Services), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% for the first $250 million in assets, 0.10% for the next $250 million in assets, 0.08% for the next $250 million in assets and 0.04% for all assets greater than $750 million. The minimum fee is $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, an additional $75,000 for each additional portfolio over three and $20,000 for each additional class per portfolio after the first class, apportioned to the Funds as a percentage of average daily net assets. Due to these minimums, the annual administration fee each Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds and the Predecessor Funds paid the following administration fees:

-------------------------------------------------------------------------
             FUND                       ADMINISTRATION FEE*
-------------------------------------------------------------------------
                             2000             2001              2002
-------------------------------------------------------------------------
Growth                     $170,947         $115,336          $ 65,159
-------------------------------------------------------------------------
Equity                     $132,149         $102,525          $ 74,009
-------------------------------------------------------------------------
Special Equity             $265,476         $188,740          $161,478
-------------------------------------------------------------------------
Strategic Balanced         $154,412         $123,492          $ 87,681
-------------------------------------------------------------------------
Bond                       $165,195         $145,394          $149,226
-------------------------------------------------------------------------

* UAM Fund Services, Inc. ("UAMFSI") served as the administrator to the Predecessor Funds until April 1, 2002, at which time SEI Investments Global Funds Services (formerly named SEI Investments Mutual Funds Services) became administrator. Prior to that date, the Administrator served as sub-administrator to the Predecessor Funds.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

TRANSFER AGENT

DST Systems, Inc., 330 W. 9th Street, Kansas City, Missouri 64105 serves as the Funds' transfer agent.

CUSTODIAN

Union Bank of California, 475 Sansome Street, 15th Floor, San Francisco, California 94111 (the "Custodian") acts as custodian for the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT ACCOUNTANT

PricewaterhouseCoopers LLP serves as independent accountant of the Funds.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's additional 45 funds, which includes funds not described in this SAI. The

Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* (since
1991) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) -- Trustee (since 1993) -- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (since 1992) -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee (Since 1993) -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee (Since 1993) -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee (Since 1994) -- Partner, Dechert Price & Rhoads (law firm), September 1987 - December 1993; Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee (Since 1999) -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index

Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

      o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three times in the most recently completed Trust fiscal year.

      o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met thirteen times in the most recently completed Trust fiscal year.

      o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before approving the Advisory Agreement, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Fund-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received or discussed at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to approve the Agreement for an initial two-year term.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

----------------------------------------------------------------------------------------------------------------------------
                                                                                  AGGREGATE DOLLAR RANGE OF SHARES
        NAME                    DOLLAR RANGE OF FUND SHARES (FUND)*                          (ALL FUNDS)*
----------------------------------------------------------------------------------------------------------------------------
                                      None (Growth)
                                      None (Equity)
Nesher                                None (Special Equity)                                       None
                                      None (Strategic Balanced)
                                      None (Bond)
----------------------------------------------------------------------------------------------------------------------------
                                      None (Growth)
                                      None (Equity)
Cooney                                None (Special Equity)                                       None
                                      None (Strategic Balanced)
                                      None (Bond)
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                      None (Growth)
                                      None (Equity)
Doran                                 None (Special Equity)                                       None
                                      None (Strategic Balanced)
                                      None (Bond)
----------------------------------------------------------------------------------------------------------------------------
                                      None (Growth)
                                      None (Equity)
Patterson                             None (Special Equity)                                       None
                                      None (Strategic Balanced)
                                      None (Bond)
----------------------------------------------------------------------------------------------------------------------------
                                      None (Growth)
                                      None (Equity)
Peters                                None (Special Equity)                                       None
                                      None (Strategic Balanced)
                                      None (Bond)
----------------------------------------------------------------------------------------------------------------------------
                                      None (Growth)
                                      None (Equity)
Storey                                None (Special Equity)                                       None
                                      None (Strategic Balanced)
                                      None (Bond)
----------------------------------------------------------------------------------------------------------------------------
                                      None (Growth)
                                      None (Equity)
Sullivan                              None (Special Equity)                                       None
                                      None (Strategic Balanced)
                                      None (Bond)
----------------------------------------------------------------------------------------------------------------------------

*     Valuation date is December 31, 2002.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


-----------------------------------------------------------------------------------------------
                                    Pension or Retirement  Estimated Annual  Total Compensation
                       Aggregate     Benefits Accrued as     Benefits Upon   from the Trust and
    Name             Compensation   Part of Fund Expenses      Retirement       Fund Complex*
-----------------------------------------------------------------------------------------------
Nesher                  $     0               N/A                 N/A               $     0
-----------------------------------------------------------------------------------------------
Cooney                  $16,295               N/A                 N/A               $16,295
-----------------------------------------------------------------------------------------------
Doran                   $     0               N/A                 N/A               $     0
-----------------------------------------------------------------------------------------------
Patterson               $16,988               N/A                 N/A               $16,988
-----------------------------------------------------------------------------------------------
Peters                  $16,988               N/A                 N/A               $16,988
-----------------------------------------------------------------------------------------------
Storey                  $16,988               N/A                 N/A               $16,988
-----------------------------------------------------------------------------------------------
Sullivan                $16,988               N/A                 N/A               $16,988
-----------------------------------------------------------------------------------------------


*     The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

JAMES R. FOGGO (DOB 06/30/64) -- President (since 2000) -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary (since
2000) -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads (law firm), 1997-1999. Associate, at Richter, Miller & Finn (law firm), 1994-1997.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary (since 1995) -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP (law firm), 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads (law firm), 1990-1991.

SHERRY K. VETTERLEIN (DOB 06/22/62) -- Vice President and Assistant Secretary (since 2001) -- Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) -- Vice President and Secretary (since
2000) -- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group 1998-2000. Associate at Pepper Hamilton LLP (law firm), 1997-1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm), 1994-1997.

JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer (since 2001) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

JOHN C. MUNCH (DOB 05/07/71) - Vice President and Assistant Secretary (since
2002) - Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin (law firm), 1998-2001. Associate at Seward & Kissel (law firm), 1996-1998.

JOHN MUNERA (DOB 01/14/63) - Vice President and Assistant Secretary - Middle Office Compliance Officer at SEI Investments since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia 1998-2000. B.A. Political Science, University of Pennsylvania, 1986; MBA Temple University, 2000.

PERFORMANCE INFORMATION

From time to time, each of the Funds may include the Fund's yield, effective yield, total return or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Funds refers to the annualized income generated by an investment in that Fund over a specified 30-day period. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Computation of Yield" and "Calculation of Total Return" for more information on methodology of calculations.

Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

COMPUTATION OF YIELD

The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. Yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd+1)^6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended October 31, 2002 the Strategic Balanced Portfolio's yield was 1.64% and the Bond Portfolio's yield was 4.99%.

CALCULATION OF TOTAL RETURN

TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)^n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS). The total return (after-taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)^n = ATV(D), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATV(D) = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION). The total return (after-taxes on distributions and redemption) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)^n = ATV(DR), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATV(DR) = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

HISTORICAL PERFORMANCE. The average annual total return (before taxes), total return (after-taxes on distributions) and total return (after-taxes on distributions and redemption) for the Funds and the Predecessor Funds was as follows for the one-year, five-year, ten-year or since inception periods, each ended October 31, 2002.

---------------------------------------------------------------------------------------------------------------------------
           FUND (INCEPTION DATE)                                      AVERAGE ANNUAL TOTAL RETURN*
                                                 --------------------------------------------------------------------------
                                                      ONE YEAR                 FIVE YEAR                 TEN YEAR
---------------------------------------------------------------------------------------------------------------------------
GROWTH (12/01/93)
---------------------------------------------------------------------------------------------------------------------------
BEFORE TAXES                                          -11.84%                    -1.24%                    6.68%
---------------------------------------------------------------------------------------------------------------------------
AFTER TAXES ON DISTRIBUTIONS                          -11.84%                    -6.34%                    2.66%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS           -7.27%                    -1.57%                    4.66%
---------------------------------------------------------------------------------------------------------------------------
                                                      ONE YEAR                 FIVE YEAR              SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------------
EQUITY (07/01/96)
---------------------------------------------------------------------------------------------------------------------------
BEFORE TAXES                                          -15.14%                    -4.75%                    1.59%
---------------------------------------------------------------------------------------------------------------------------
AFTER TAXES ON DISTRIBUTIONS                          -15.14%                    -5.99%                    0.44%
---------------------------------------------------------------------------------------------------------------------------
AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS           -9.30%                    -3.29%                    1.64%
---------------------------------------------------------------------------------------------------------------------------

                                                      ONE YEAR                 FIVE YEAR                  TEN YEAR
---------------------------------------------------------------------------------------------------------------------------
SPECIAL EQUITY (10/02/89)
---------------------------------------------------------------------------------------------------------------------------
BEFORE TAXES                                          -18.32%                    0.37%                     7.92%
---------------------------------------------------------------------------------------------------------------------------
AFTER TAXES ON DISTRIBUTIONS                          -18.32%                    -7.61%                    0.73%
---------------------------------------------------------------------------------------------------------------------------
AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS          -11.25%                    -2.01%                    3.71%
---------------------------------------------------------------------------------------------------------------------------

                                                      ONE YEAR                 FIVE YEAR              SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------------
STRATEGIC BALANCED (12/01/93)
---------------------------------------------------------------------------------------------------------------------------
BEFORE TAXES                                           -5.80%                    2.24%                     6.63%
---------------------------------------------------------------------------------------------------------------------------
AFTER TAXES ON DISTRIBUTIONS                           -6.43%                    -1.10%                    3.56%
---------------------------------------------------------------------------------------------------------------------------
AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS           -3.55%                    0.70%                     4.18%
---------------------------------------------------------------------------------------------------------------------------

                                                      ONE YEAR                 FIVE YEAR              SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------------
BOND (11/03/97)
---------------------------------------------------------------------------------------------------------------------------
BEFORE TAXES                                           0.28%                      N/A                      5.40%
---------------------------------------------------------------------------------------------------------------------------
AFTER TAXES ON DISTRIBUTIONS                          -1.73%                      N/A                      2.97%
---------------------------------------------------------------------------------------------------------------------------
AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS           0.17%                      N/A                      3.11%
---------------------------------------------------------------------------------------------------------------------------

*     For the periods prior to June 24, 2002, figures relate to the Predecessor
      Funds.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (NYSE) is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that is intended to supplement the discussion contained in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derives with respect to its business of investing in such stock, securities or currencies, or certain other income; (ii) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to each Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. The Board reserves the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Each Fund receives income generally in the form of dividends and interest on investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by each Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

FOREIGN TAXES. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and intends to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by the Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions. Based upon their investment objectives, it is not anticipated that the Funds will be eligible to make the election.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by each Fund.

In certain cases, each Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in a fund.

STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.


BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds and the Predecessor Funds paid the following aggregate brokerage commissions on portfolio transactions:

-------------------------------------------------------------------------------
     FUND               AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID*
                      ---------------------------------------------------------
                         2000                   2001                   2002
-------------------------------------------------------------------------------
Growth                 $ 86,591               $ 60,863               $ 59,871
-------------------------------------------------------------------------------
Equity                 $ 56,463               $ 75,271               $ 72,723
-------------------------------------------------------------------------------
Special Equity         $319,576               $344,372               $817,177
-------------------------------------------------------------------------------
Strategic Balanced     $ 50,040               $ 49,975               $ 64,249
-------------------------------------------------------------------------------
Bond                   $      0               $      0               $      0
-------------------------------------------------------------------------------

*     For the periods prior to June 24, 2002, figures relate to the Predecessor
      Funds.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ended October 31, 2002, the Funds and the Predecessor Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL DOLLAR AMOUNT OF            TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                                            BROKERAGE COMMISSIONS FOR          INVOLVING BROKERAGE COMMISSIONS FOR
         FUND                                    RESEARCH SERVICES*                     RESEARCH SERVICES*
----------------------------------------------------------------------------------------------------------------------------
Growth                                                $ 23,409                               $17,561,495
----------------------------------------------------------------------------------------------------------------------------
Equity                                                $ 27,493                               $21,894,283
----------------------------------------------------------------------------------------------------------------------------
Special Equity                                        $213,712                               $91,679,376
----------------------------------------------------------------------------------------------------------------------------
Strategic Balanced                                    $ 24,829                               $18,496,699
----------------------------------------------------------------------------------------------------------------------------
Bond                                                  $      0                               $         0
----------------------------------------------------------------------------------------------------------------------------

*     For periods prior to June 24, 2002, figures relate to the Predecessor
      Funds.


BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2000, 2001 and 2002, neither the Funds nor the Predecessor Funds paid any brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of their "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of October 31, 2002, the Funds held no securities of their regular brokers and dealers.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal years ended October 31, 2001 and 2002, the portfolio turnover rate for the Funds and the Predecessor Funds was as follows:

--------------------------------------------------------------------------------
       FUND                           PORTFOLIO TURNOVER RATE
                          ------------------------------------------------------
                                2001                              2002
--------------------------------------------------------------------------------
Growth                           70%                              73%
--------------------------------------------------------------------------------
Equity                           92%                              78%
--------------------------------------------------------------------------------
Special Equity                  157%                              175%
--------------------------------------------------------------------------------
Strategic Balanced              111%                              92%
--------------------------------------------------------------------------------
Bond                            191%                              122%
--------------------------------------------------------------------------------

*     For periods prior to June 24, 2002, figures relate to the Predecessor
      Funds.


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the Securities and Exchange Commission, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 3, 2003, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Fund. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act.

    Name and Address of Shareholder                   Percentage of Shares Owned
    -------------------------------                   --------------------------

    SIRACH GROWTH PORTFOLIO

    UMBSC & CO.                                                   24.58%
    FBO Interstate Brands
    Conservative Growth
    A/C 340419134
    P.O.Box 419260
    Kansas City, MO 64141-6260

    Board of Directors Of Salinas Valley Memorial                 10.63%
    Healthcare Systems Salinas Valley Memorial
    Healthcare Employee Pension Plan
    450 E. Romie Ln.
    Salinas, CA  95901-4029

    Union Bank TR Nominee                                          8.86%
    Warren L F TR #41168459
    PO Box 85484
    San Diego, CA 92186-5484

    Gregory Thorton & John Flinn TR                                8.04%
    U/A Boston Newspaper Retirement FD
    C/O Alicare Inc.
    56 Roland Street
    Boston, MA   02129-1235

    UMBSC & CO                                                     7.26%
    FBO Interstate Brands Corp.
    A/C 341006039
    P.O.Box 419260
    Kansas City, MO  64141-6290

    UMBSC & CO                                                     6.25%
    FBO IBC Savings Conservative Growth
    A/C 341002038
    P.O.Box 419692
    Kansas City, MO 64141-6692
                                                                   5.44%
    UMBSC & CO
    FBO Interstate Brands - Moderate Growth
    A/C 341002038
    P.O.Box 419260
    Kansas City, MO 64141-6260

    SIRACH EQUITY PORTFOLIO

    UMBSC & Co.                                                   22.22%
    FBO Interstate Brands
    Aggressive Growth
    P.O.Box 419175
    Kansas City, MO 64141-6175

    UMBSC & Co.                                                   18.85%
    FBO Interstate Brands
    Conservative Growth
    P.O.Box 419175
    Kansas City, MO 64141-6175
                                                                  14.54%
    UMBSC & Co.
    FBO Interstate Brands
    Moderate Growth
    P.O. Box 419175
    Kansas City, MO 64141-6175
                                                                   5.57%
    UMBSC & Co.
    FBO Interstate Brand Corporation
    A/C 341006039
    P.O. Box 419175
    Kansas City, MO 64141-6175
                                                                   5.05%
    John R. Kimberly
    25417 NE 62nd Street
    Redmond, WA 98053-2619

    SIRACH GROWTH PORTFOLIO

    SO Alaska Defined                                             39.36%
    Contribution Pension Plan
    Attn:  Carol Patton
    P.O.Box 241266
    Anchorage, AK 99524-1266

    NFSC  FEBO #279-082015                                        33.67%
    Harnish Group Inc.
    Harnish Group Inc. TTEE
    401 N. 31st Street
    Billings, MT 59101-1200
                                                                   5.38%
    Security Trust
    FBO Sirach Capital Management PSP
    2390 E Camelback Rd. STE 240
    Phoenix, AZ 85016-3474

    SIRACH SPECIAL EQUITY PORTFOLIO

    Bank of New York CUST                                         32.80%
    Two Union Square
    Automotive Machinists
    601 Union Street, Suite 520
    Seattle, WA 98101-2328

    Northern Trust Company CUST                                    6.94%
    FBO Navajo Nation 367
    P.O.Box 92956
    Chicago, IL  60675-2956

    Wells Fargo Minnesota NA CUST                                  6.71%
    FBO Hanford Oper. & Engineering
    P.O.Box 1533
    Minneapolis, MN 55480-1533
                                                                   5.82%
    BNY Clearing Services LLC
    A/C 86734681
    Wendel & Co. 874620
    111 East Kilbourn Avenue
    Milwaukie, WI 53202-6633
                                                                   5.55%
    Dingle & CO
    c/o Comerica Bank Mutual Funds
    Operating Engineers 324 Pen FD 246
    P.O.Box 75000
    Detroit, MI 48275-0001

    SIRACH STRATEGIC BALANCED PORTFOLIO

    Alaska Bricklayers Retirement Plan                            25.90%
    Attn Charlene Renz
    407 Denali Street
    Anchorage, AK 99501-2615

    NANA Regional Corporation Inc.                                16.41%
    Employees Pension Plan
    Attn: J Shelby Stanstny
    1344 K Street
    Anchorage, AK 99501-1066
                                                                  13.40%
    NFSC FEBO #X54-278661
    SD & IMP Cou. B&F Emp. Pension TR
    R Kurlken/P Earnest TTEE
    2831 Camino Del Rio S Ste 207
    San Diego, CA 92108-3828
                                                                  6.57%
    Pepsi Cola Bottling Co of Corvalis
    401 K PSP Attn Mario Pastega
    PO Box 1103
    Corvallis, OR 97339-4977

    SEI Private Trust Company                                     6.16%
    IRA R/O Andrew Eker
    1592 Coffey Ln
    Anchorage, AK 99501-4977

The Fund believes that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.

EXPERTS

The financial statements incorporated by reference in the prospectus have been audited by PricewaterhouseCoopers LLP, independent public accountant, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 2002, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, are herein incorporated by reference. A copy of the Funds' 2002 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

                                    APPENDIX

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

PREFERRED STOCK RATINGS

         aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

         a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

         plus (+) or minus (-): Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  This rating applies only to U.S. Tax-Exempt Municipals Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      o     Leading market positions in well-established industries.

      o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime         Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.    Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

         AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

         CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

         C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking portfolio payments, but that is currently paying.

         D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

       SHORT-TERM ISSUE CREDIT RATINGS

         A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

FITCH INC. RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

         Investment Grade

         AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         Speculative Grade

         BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC,CC,C          High default risk. Default is a real possibility.
                           Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

         DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, I.E., below 50%.

                           Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         INTERNATIONAL SHORT-TERM CREDIT RATINGS

         F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D        Default. Denotes actual or imminent payment default.

NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1".

"NR" indicates that Fitch Inc. does not rate the issuer or issue in question.

"Withdrawn:" A rating is withdrawn when Fitch Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                       STATEMENT OF ADDITIONAL INFORMATION

                         THE ADVISORS' INNER CIRCLE FUND
                                  MARCH 1, 2003

                               INVESTMENT ADVISER:
                        STERLING CAPITAL MANAGEMENT, LLC


This Statement of Additional Information (SAI) is not a prospectus. This SAI relates to the following series of The Advisors' Inner Circle Fund (the "Trust"):


                         STERLING CAPITAL BALANCED FUND
                      STERLING CAPITAL SMALL CAP VALUE FUND


It is intended to provide additional information regarding the activities and operations of the Trust and the Sterling Capital Balanced Fund and the Sterling Capital Small Cap Value Fund (each a "Fund" and collectively, the "Funds") and should be read in conjunction with the Funds' prospectus dated March 1, 2003. This SAI is incorporated by reference into the Funds' prospectus. Capitalized terms not defined herein are defined in the prospectus. Prospectuses may be obtained by writing to the Trust or calling toll-free 866-450-3722.


                                TABLE OF CONTENTS


THE TRUST .................................................................S-1
GLOSSARY ..................................................................S-1
DESCRIPTION OF PERMITTED INVESTMENTS ......................................S-2
INVESTMENT POLICIES OF THE FUNDS ..........................................S-21
TRUSTEES AND OFFICERS OF THE TRUST ........................................S-26
INVESTMENT ADVISORY AND OTHER SERVICES ....................................S-30
THE ADMINISTRATOR .........................................................S-32
THE DISTRIBUTOR ...........................................................S-34
CUSTODIAN .................................................................S-34
TRANSFER AGENT ............................................................S-34
INDEPENDENT ACCOUNTANT ....................................................S-34
LEGAL COUNSEL .............................................................S-34
CODES OF ETHICS ...........................................................S-34
5% AND 25% SHAREHOLDERS ...................................................S-35
DESCRIPTION OF SHARES .....................................................S-39
SHAREHOLDER LIABILITY .....................................................S-39
LIMITATION OF TRUSTEES' LIABILITY .........................................S-40
TAXES .....................................................................S-40
PURCHASING AND REDEEMING SHARES ...........................................S-44
DETERMINATION OF NET ASSET VALUE ..........................................S-44
PERFORMANCE INFORMATION ...................................................S-45
COMPUTATION OF YIELD ......................................................S-45
CALCULATION OF TOTAL RETURN ...............................................S-45
EXPERTS ...................................................................S-47
FINANCIAL STATEMENTS ......................................................S-47
APPENDIX ..................................................................A-1

March 1, 2003
SCM-PS-001-0400

THE TRUST

GENERAL. Each Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.


HISTORY OF THE FUNDS. The Small Cap Value Fund is a successor to the UAM Sterling Partners' Small Cap Value Portfolio ("Predecessor Small Cap Fund"). The Balanced Fund is a successor to the UAM Sterling Partners' Balanced Portfolio ("Predecessor Balanced Fund" and together with the UAM Small Cap Portfolio, the "Predecessor Funds"). The Predecessor Funds were managed by Sterling Capital Management, LLC ("Sterling" or the "Adviser") using the same investment objective, strategies, policies and restrictions as those used by the Funds. The Predecessor Small Cap Fund and the Predecessor Balanced Fund's dates of inception were January 2, 1997 and March 15, 1991, respectively. The Predecessor Small Cap Fund and the Predecessor Balanced Fund dissolved and reorganized into the Small Cap Value Fund and the Balanced Fund, respectively, on March 16, 2001. A substantial portion of the assets of each Predecessor Fund were transferred to its successor in connection with the Funds' commencement of operations on March 16, 2001.


VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

GLOSSARY

All terms that this SAI does not otherwise define have the same meaning in the SAI as they do in the Funds' prospectus.

o     1933 ACT means the Securities Act of 1933, as amended.

o     1934 ACT means the Securities Exchange Act of 1934, as amended.

o     1940 ACT means the Investment Company Act of 1940, as amended.

o ADVISER means Sterling Capital Management, LLC, the investment adviser to the Funds.

o     BOARD MEMBER refers to a single member of the Trust's Board of Trustees.

o     BOARD refers to the Trust's Board of Trustees as a group.

o     FUND refers to The Advisors' Inner Circle Fund.

o     NAV is the net asset value per share of a fund.

o     NYSE is the New York Stock Exchange.

o     SEC is the U.S. Securities and Exchange Commission.


o ADMINISTRATOR is SEI Investments Global Funds Services (Formerly named SEI Investments Mutual Funds Services).


o     DISTRIBUTOR is SEI Investments Distribution Co.

Capitalized terms not defined herein are defined in the Funds' prospectus.


PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal year ended October 31, 2001 and 2002, the portfolio turnover rate for the Funds and the Predecessor Funds was as follows:


--------------------------------------------------------------------------------
      FUND                       PORTFOLIO TURNOVER RATE
--------------------------------------------------------------------------------
                             2001                        2002
--------------------------------------------------------------------------------
    BALANCED                 86%                         125%
--------------------------------------------------------------------------------
SMALL CAP VALUE              62%                         24%
--------------------------------------------------------------------------------


* For periods prior to March 16, 2001, figures relate to the Predecessor Funds.


DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUNDS USE?

The Funds currently intend to use the securities and investment strategies listed below in seeking their objectives; however, they may at any time invest in any of the investment strategies described in this SAI. This SAI describes each of these investments/strategies and their risks. A Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. The investments that are italicized are principal strategies and you can find more information on these techniques in the prospectus of the Funds. You can find more information concerning the limits on the ability of the Funds to use these investments in "What Are the Investment Policies of the Funds?"

           SMALL CAP VALUE FUND                BALANCED FUND

           o   EQUITY SECURITIES               o    EQUITY SECURITIES
           o   Short-term investments          o    DEBT SECURITIES
           o   Futures                         o    Futures
           o   Options                         o    Options
           o   Investment companies            o    Investment companies
           o   Repurchase agreements           o    Repurchase agreements
           o   Restricted securities           o    Restricted securities
           o   Securities lending              o    Securities lending
           o   When issued securities          o    When issued securities

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - U.S. Government Securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in the section called "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally do not back agency securities. Agency securities are typically supported in one of three ways:

      o     by the right of the issuer to borrow from the U.S. Treasury;

      o by the discretionary authority of the U.S. government to buy the obligations of the agency; or

      o     by the credit of the sponsoring agency.

While U.S. Government Securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. Government Securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. Government Securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of a fund.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a fund's shares. To buy GNMA securities, a fund may have to pay a premium over the maturity value of the underlying mortgages, which the Funds may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FREDDIE MAC (FORMERLY FEDERAL HOME LOAN MORTGAGE CORPORATION) - Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences are mortgage-backed securities:

o     payments of interest and principal are more frequent (usually monthly);
      and

o falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected forcing a fund to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepay principal monthly. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, A fund may invest a portion of its assets in the short-term securities listed below, U.S. Government Securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - A fund will only invest in a security issued by a commercial bank if the bank:

o has total assets of at least $1 billion, or the equivalent in other currencies;

o     is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
      and

o is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKER'S ACCEPTANCE - A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the U.S. by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Code. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather that reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. A fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its fund securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.


The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a fund can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.


TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

A fund that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the stated maturity of each debt security held by a fund, with the maturity of each security weighted by the percentage of the assets of the fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a fund. If left unattended, drifts in the average maturity of a fund can have the unintended effect of increasing or reducing the effective duration of the fund, which may adversely affect the expected performance of the Fund.

o EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. Government Securities as a means of "locking in" interest rates.

o CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P") and Fitch Inc. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the Fund will have offset any depreciation in the value of its fund securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the U.S. on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more that the original purchase price, the person closing out the contract will realize a gain. The opposite is also true. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain. The Funds will incur commission expenses in either opening, closing or possibly opening and closing futures positions.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o PURCHASING PUT AND CALL OPTIONS

When a fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by (i) allowing it to expire and losing its entire premium; (ii) exercising the option and either selling (in the case of a put option); (iii) buying (in the case of a call option) the underlying instrument at the strike price; or (iv) closing it out in the secondary market at its current price.

o SELLING (WRITING) PUT AND CALL OPTIONS

When a fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

A fund is permitted only to write covered options. A fund can cover a call option by owning, at the time of selling the option:

      o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

      o A call option on the same security or index with the same or lesser exercise price;

      o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

      o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

      o In case of an index, the fund of securities that corresponds to the index.

A fund can cover a put option by, at the time of selling the option:

      o     Entering into a short position in the underlying security;

      o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

      o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

      o     Maintaining the entire exercise price in liquid securities.

o OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its fund securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o COMBINED POSITIONS

A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

      o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

      o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts that are traded only on exchanges regulated by the CFTC.

      o     Do not require an initial margin deposit.

      o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of fund securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o EQUITY SWAPS

In a typical equity index swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

o INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange on one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

CORRELATION OF PRICES - A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the fund securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

      o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

      o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

      o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

      o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

      o     have to purchase or sell the instrument underlying the contract;

      o     not be able to hedge its investments; and

      o     not be able realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

      o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

      o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

      o the facilities of the exchange may not be adequate to handle current trading volume;

      o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

      o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

      o     actual and anticipated changes in interest rates;

      o     fiscal and monetary policies; and

      o     national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of the previous day's trading. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are debt securities and preferred stocks that are convertible into common stock at a specified price or conversion ratio. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. Their market price tends to go up if the stock price moves up.

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

      o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

      o Factors affecting an entire industry, such as increases in production costs; and

      o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

FOREIGN SECURITIES

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Consistent with their respective investment strategies, the Funds can invest in foreign securities in a number of ways:

      o They can invest directly in foreign securities denominated in a foreign currency;

      o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

      o     They can invest in investment funds.

TYPES OF FOREIGN SECURITIES:

AMERICAN DEPOSITARY RECEIPTS (ADRS) - American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders that invest in such investment funds will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will bear indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

      o The economies of foreign countries may differ from the economy of the U.S. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

      o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

      o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

      o The internal policies of a particular foreign country may be less stable than in the U.S.. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

      o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the U.S.. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter

(OTC) market located outside of the U.S. will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the U.S.. Foreign stocks markets tend to differ from those in the U.S. in a number of ways:

      o They are generally not as developed or efficient as, and more volatile, than those in the U.S.;

      o     They have substantially less volume;

      o Their securities tend to be less liquid and to experience rapid and erratic price movements;

      o Commissions on foreign stocks are generally higher and subject to set minimum rates, as opposed to negotiated rates;

      o Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets; and

      o They may have different settlement practices, which may cause delays and increase the potential for failed settlements.

FOREIGN CURRENCY RISK - While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

      o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

      o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

      o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

      o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

      o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

      o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

      o     Have relatively unstable governments;

      o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

      o Offer less protection of property rights than more developed countries; and

      o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.


THE EURO - Effective July 1, 2002, the euro has replaced the national currencies of the following member country of the european union: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The European Central Bank has control over each country's monetary policies. Therefore, the participating countries do not control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels. The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the members states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which a Fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions such as day-count fractions or settlement dates to underlying instruments may be changed to conform to the conventions applicable to euro currency.

The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term consequences can be expected, such as changes in economic environment and change in behavior of investors, all of which will impact a Fund's euro-denominated investments.


INVESTMENT COMPANIES

A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, each Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. A Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

REPURCHASE AGREEMENTS

In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Funds normally use repurchase agreements to earn income on assets that are not invested.

When a Fund enters into a repurchase agreement it will:

      o Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

      o Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (I.E., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and a Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES

The Funds may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by a Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

WHEN ISSUED TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although a Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

INVESTMENT POLICIES OF THE FUNDS

A Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES

The following investment limitations are fundamental, which means a Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of a Fund, as defined by the 1940 Act.

BALANCED FUND:

The Balanced Fund will not:

      o With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any agency or instrumentality thereof).

      o With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

      o Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Fund's gross assets valued at the lower of market or cost.

      o Invest for the purpose of exercising control over management of any company.

      o     Invest in commodities.

      o Invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies a Fund adopts a temporary defensive position.

      o Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than three years.

      o Issue senior securities, as defined in the Investment Company Act of 1940, as amended, except that this restriction shall not be deemed to prohibit a Fund from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into options, futures or repurchase transactions.

      o Make loans except by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, or lending its Fund securities to banks, brokers, dealers and other financial institutions so long as the loans are made in compliance with the 1940 Act and the rules and regulations or interpretations of the SEC.

      o Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

      o Purchase additional securities when borrowings exceed 5% of total gross assets.

      o     Purchase on margin or sell short.

      o Purchase or retain securities of an issuer if those officers and Board members of the Trust or their investment Adviser owning more than " of 1% of such securities together own more than 5% of such securities.

      o Purchase or sell real estate or real estate limited partnerships, although it may purchase or sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

      o Underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the fund, determined at the time investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

      o Write or acquire options or interests in oil, gas or other mineral exploration or development programs.

SMALL CAP VALUE FUND:

The Small Cap Value Fund will not:

      o With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any agency or instrumentality thereof).

      o With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

      o Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 133% of the Fund's gross assets valued at the lower of market or cost.

      o Invest for the purpose of exercising control over management of any company.

      o     Invest in commodities.

      o Invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies a fund adopts a temporary defensive position.

      o Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than three years.

      o Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a fund from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into futures or repurchase transactions.

      o Make loans except by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, or lending its fund securities to banks, brokers, dealers and other financial institutions so long as the loans are made in compliance with the 1940 Act and the rules and regulations or interpretations of the SEC.

      o Pledge, mortgage, or hypothecate any of its assets to an extent greater than 33"% of its total assets at fair market value.

      o Purchase additional securities when borrowings exceed 5% of total gross assets.

      o     Purchase on margin or sell short.

      o Purchase or retain securities of an issuer if those officers and Board members of the Trust or its investment advisor owning more than " of 1% of such securities together own more than 5% of such securities.

      o Purchase or sell real estate or real estate limited partnerships, although it may purchase or sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

      o Underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the Fund, determined at the time investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

      o Write or acquire options or interests in oil, gas or other mineral exploration or development programs.

NON-FUNDAMENTAL POLICIES

The following limitations are non-fundamental, and may be changed with respect to any Fund by the Board of Trustees.

The Funds will not:

      o Invest in stock or bond futures and/or options on futures unless (1) not more than 5% of the Fund's assets are required as deposit to secure obligations under such futures and/or options on futures contracts; and (2) not more than 20% of the Fund's assets are invested in stock or bond futures and options on futures.

      o     Invest more than 20% of the Fund's assets in foreign securities.


In addition, the Adviser intends to limit the Balanced Fund's fixed income investments to investment grade securities; however, the Adviser reserves the right to retain securities which are rated Ba or B by Moody's or BB or B by S&P if, in the Adviser's judgement, maintaining a position in the securities is warranted. Further, any change to a Fund's investment policy to invest at least 80% of such Fund's net assets in a type of securities is subject to 60 days prior notice to shareholders.


TRUSTEES AND OFFICERS OF THE TRUST


BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's 45 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.


MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.


ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* (since
1991) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27)-- Trustee (since 1993)-- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (since 1992) -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee (Since 1993) -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee (Since 1993) -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee (Since 1994) -- Partner, Dechert Price & Rhoads (law firm), September 1987 - December 1993; Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee (Since 1999) -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.


----------
* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:


o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three times in the most recently completed Trust fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met thirteen times in the most recently completed Trust fiscal year.


o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed Trust fiscal year.


BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.


Before approving the Advisory Agreement, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Fund-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to approve the Agreement for an initial two-year term.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

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                                                       AGGREGATE DOLLAR RANGE
   NAME       DOLLAR RANGE OF FUND SHARES (FUND)*       OF SHARES (ALL FUNDS)*
--------------------------------------------------------------------------------
Nesher          None (Balanced Fund)                           None
                None (Small Cap Value Fund)
--------------------------------------------------------------------------------
Cooney          None (Balanced Fund)                           None
                None (Small Cap Value Fund)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Doran           None (Balanced Fund)                           None
                None (Small Cap Value Fund)
--------------------------------------------------------------------------------
                None (Balanced Fund)
Patterson       None (Small Cap Value Fund)                    None
--------------------------------------------------------------------------------
Peters          None (Balanced Fund)                           None
                None (Small Cap Value Fund)
--------------------------------------------------------------------------------
Storey          None (Balanced Fund)                           None
                None (Small Cap Value Fund)
--------------------------------------------------------------------------------
Sullivan        None (Balanced Fund)                           None
                None (Small Cap Value Fund)
--------------------------------------------------------------------------------


*     Valuation date is December 31, 2002.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


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         Name     Aggregate        Pension or Retirement     Estimated Annual Benefits    Total Compensation from
                 Compensation    Benefits Accrued as Part         Upon Retirement           the Trust and Fund
                                     of Fund Expenses                                            Complex*
-------------------------------------------------------------------------------------------------------------------
Nesher                $0                    N/A                         N/A                         $0
-------------------------------------------------------------------------------------------------------------------
COONEY              $16,295                 N/A                         N/A                        $16,295
-------------------------------------------------------------------------------------------------------------------
DORAN                 $0                    N/A                         N/A                          $0
-------------------------------------------------------------------------------------------------------------------
Patterson           $16,988                 N/A                         N/A                        $16,988
-------------------------------------------------------------------------------------------------------------------
Peters              $16,988                 N/A                         N/A                        $16,988
-------------------------------------------------------------------------------------------------------------------
Storey              $16,988                 N/A                         N/A                        $16,988
-------------------------------------------------------------------------------------------------------------------
Sullivan            $16,988                 N/A                         N/A                        $16,988
-------------------------------------------------------------------------------------------------------------------


*     The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.


Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


JAMES R. FOGGO (DOB 06/30/64) -- President (since 2000) -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary (since
2000) -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads (law firm), 1997-1999. Associate, at Richter, Miller & Finn (law firm), 1994-1997.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary (since 1995) -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP (law firm), 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads (law firm), 1990-1991.

SHERRY K. VETTERLEIN (DOB 06/22/62) -- Vice President and Assistant Secretary (since 2001) -- Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.


WILLIAM E. ZITELLI, JR. (DOB 6/14/68) -- Vice President and Secretary (since
2000) -- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group 1998-2000. Associate at Pepper Hamilton LLP (law firm), 1997-1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm), 1994-1997.


JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer (since 2001) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.


JOHN C. MUNCH (DOB 05/07/71) - Vice President and Assistant Secretary (since
2002) - Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin (law firm), 1998-2001. Associate at Seward & Kissel (law firm), 1996-1998.


JOHN MUNERA (DOB 01/14/63) - Vice President and Assistant Secretary - Middle Office Compliance Officer At SEI Investments since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia 1998-2000. B.A. Political Science, University of Pennsylvania, 1986; MBA Temple University, 2000.

INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER. Sterling Capital Management, LLC (the "Adviser"), a North Carolina limited liability company located at One First Union Center, 301 S. College Street, Suite 3200, Charlotte, North Carolina 28202, is the investment adviser to each of the Funds. The Adviser manages and supervises the investment of each Fund's assets on a discretionary basis. The Adviser provides investment management services to a diversified group of clients including public investment pools, corporate, endowment, foundation and health care clients. Its investment products include small and large capitalization value equity, fixed income, and cash management. As of December 31, 2002, the Adviser had approximately $5.7 billion under management and thirty-four employees, including twenty investment professionals.

The Adviser is a successor to Sterling Capital Management Company ("UAM Sterling"), a wholly-owned subsidiary of United Asset Management, Inc. ("UAM"). Old Mutual, plc acquired UAM on September 26, 2000. Mark Whalen, Dave Ralston, Ed Brea, Alex McAlister and Brian Walton, key employees of UAM Sterling, organized the Adviser to purchase and continue the investment advisory business of UAM Sterling. UAM Sterling was formed in 1970 and became a subsidiary of UAM in 1984. It served as investment adviser to the Predecessor Funds from their inception until the sale of UAM Sterling to the Adviser.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Small Cap Value Fund and at an annual rate of 0.75% of the average daily net assets of the Balanced Fund. The Adviser has voluntarily agreed to waive a portion of its advisory fees to keep the Funds' total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.25% for the Small Cap Value Fund and 1.11% for the Balanced Fund. The Adviser may reduce or eliminate this voluntary waiver at any time. Due to the effect of waivers by the Adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in the Advisory Agreement. For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds and the Predecessor Funds paid the following in management fees to the Adviser:

-----------------------------------------------------------------------------------------------------------------
     FUND                                     FEES PAID*                                FEES WAIVED*
                                   2000          2001            2002         2000          2001          2002
-----------------------------------------------------------------------------------------------------------------
Small Cap Value                  $492,459      $824,675      $1,666,232      $96,912      $116,125      $108,509
-----------------------------------------------------------------------------------------------------------------
Balanced                         $385,483      $264,620      $  294,738      $90,953      $ 74,156      $      0
-----------------------------------------------------------------------------------------------------------------

*     For periods prior to March 16, 2001, figures relate to the Predecessor
      Funds.

THE ADMINISTRATOR


GENERAL. SEI Investments Global Funds Services (the "administrator") (formerly named SEI Investments Mutual Funds Services), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.


ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.


ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the first $250 million of assets, 0.125% of the next $250 million of assets, 0.10% on assets over $500 million, and a minimum of $250,000, apportioned to each Fund as a percentage of average daily net assets, which would be increased by $20,000 per additional class and $100,000 per additional Fund. Due to this minimum, the annual administration fee each Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds and Predecessor Funds paid the following administration fees:

-----------------------------------------------------------------------------------------------------------------------------------
         FUND                  ADMINISTRATION FEE*                SUB-ADMINISTRATION FEE*                     TOTAL FEE*
-----------------------------------------------------------------------------------------------------------------------------------
                            2000       2001        2002        2000        2001        2002         2000         2001        2002
-----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE          $39,471    $130,125    $248,587     $50,070     $20,945        $0        $127,626     $151,070    $248,587
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED                 $50,687     $64,413     $60,949     $50,944     $18,197        $0        $132,111     $82,610      $60,949
-----------------------------------------------------------------------------------------------------------------------------------


* UAM Fund Services, Inc. ("UAMFSI") served as the administrator to the Predecessor Funds until March 16, 2001, at which time SEI Investments Global Funds Services (formerly named SEI Investments Mutual Funds Services) became administrator. Prior to that date, the Administrator served as sub-administrator to the Predecessor Funds.


THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated november 14, 1991 (the "Distribution Agreement") whereby the distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


CUSTODIAN

Wachovia Bank, N.A., 125 South Broad Street, Philadelphia, Pennsylvania 19109 (the "Custodian") acts as custodian for the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

TRANSFER AGENT

DST Systems, Inc., 330 W 9th Street, Kansas City, Missouri 64105 serves as the Funds' transfer agent.


INDEPENDENT ACCOUNTANT

KPMG LLP serves as independent auditors for the Funds.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. In addition, the Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes.

The Codes further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS


As of February 3, 2003, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act.


BALANCED FUND

SHAREHOLDER                                      NUMBER OF SHARES           %
-----------                                      ----------------           -


UMBSC & Co.                                      1,184,607.1210           33.19%
FBO Interstate Brands
Conservative Growth
A/C 3404719134
PO Box 419175
Kansas City, MO 64141-6175

UMBSC & Co.                                        609,601.6010           17.08%
FBO Interstate Brands
Moderate Growth
A/C 3404719142
PO Box 419175
Kansas City, MO 64141-6175

UMBSC & Co                                         349,860.0720            9.80%
FBO: Interstate Brand Corporation
AC# 341006039
PO Box 419260
Kansas City, MO 64141-6260

UMBSC & CO                                         301,219.5740            8.44%
FBO IBC Savings Investment-Cons. GR
A/C 34-1002-03-8
PO Box 419692
Kansas City, MO 64141-6692

Charles Schwab & Co. Inc                           226,458.8110            6.34%
Reinvest. Account
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122


SMALL CAP VALUE FUND


SHAREHOLDER                                      NUMBER OF SHARES           %
-----------                                      ----------------           -


Mitra & Co.                                      2,209,752.0710           15.96%
c/o Marshall & Ilsley Trust Co.
1000 N Water Street
Milwaukee, WI 53202-6648

Charles Schwab & Co. Inc.                        1,605,686.0980           11.60%
Reinvest Account
Attn Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

Maril & Co                                        797,839.9520            5.76%
C/O Marshall & Ilsley Trust Co
1000 N Water Street
Milwaukee, WI 53202-6648

MATCO                                              734,164.5060            5.30%
C/O Burlington Bank and Trust
PO Box 728
Burlington, IA 52601-0728

The Funds believes that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of a fund may be presumed to "control" (as that term is defined in the 1940 Act) fund.

Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Shareholders of the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.


For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds and the Predecessor Funds paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------------------------------------------------
     FUND             AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID*
                           2000              2001               2002
--------------------------------------------------------------------------------
Small Cap Value           $179,970         $302,875           $348,758
--------------------------------------------------------------------------------
Balanced                  $91,036          $47,676            $31,357
--------------------------------------------------------------------------------

* For the periods prior to March 16, 2001, figures relate to the Predecessor Funds.


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts;

and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


For the Trust's most recently completed fiscal year ended October 31, 2002, the Funds and the Predecessor Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

------------------------------------------------------------------------------------------------------------------------------------
          FUND              TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS FOR       TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING
                                           RESEARCH SERVICES*                       BROKERAGE COMMISSIONS FOR RESEARCH SERVICES*
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                  $251,107                                           $95,759,427
------------------------------------------------------------------------------------------------------------------------------------
Balanced                                         $32,222                                            $13,139,511
------------------------------------------------------------------------------------------------------------------------------------

* For periods prior to March 16, 2001, figures relate to the Predecessor Funds.


BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds and the Predecessor Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Distributor and reflect fees paid in connection with Fund repurchase agreement transactions.

------------------------------------------------------------------------------------------------------------------------------------
         FUND            AGGREGATE DOLLAR AMOUNT OF BROKERAGE      PERCENTAGE OF TOTAL BROKERAGE     PERCENTAGE OF TOTAL BROKERAGE
                         COMMISSIONS PAID TO AFFILIATED            COMMISSIONS PAID TO AFFILIATED    TRANSACTIONS EFFECTED THROUGH
                                    BROKERS*                                 BROKERS*                     AFFILIATED BROKERS*
------------------------------------------------------------------------------------------------------------------------------------
                            2000          2001          2002                   2002                               2002
------------------------------------------------------------------------------------------------------------------------------------
   Small Cap Value           $0          $2,519       $2,125                   100%                               100%
------------------------------------------------------------------------------------------------------------------------------------
   Balanced                  $0            $676       $1,609                   100%                               100%
------------------------------------------------------------------------------------------------------------------------------------

* For periods prior to March 16, 2001, figures RELATE TO THE Predecessor FUNDS.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of October 31, 2002, neither Fund held securities of any of its regular brokers or dealers.


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.


TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that is intended to supplement the discussion contained in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


QUALIFICATIONS AS A RIC. Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least

90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derives with respect to its business of investing in such stock, securities or currencies, or certain other income; (ii) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to each Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. The Board reserves the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.


FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.


Each Fund receives income generally in the form of dividends and interest on investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.


Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by each Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of THE Fund's previously distributed income to be classified as a return of capital.


FOREIGN TAXES. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and intends to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by the Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly.

The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions. Based upon their investment objectives, it is not anticipated that the Funds will be eligible to make the election.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by each Fund.

In certain cases, each Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in a fund.



STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Government National Mortgage Association ("GINNIE MAE") or Federal National Mortgage Association ("FANNIE MAE") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (NYSE) is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

PERFORMANCE INFORMATION

From time to time, each of the Funds may include the Fund's yield, effective yield, total return or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Funds refers to the annualized income generated by an investment in that Fund over a specified 30-day period. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Computation of Yield" and "Calculation of Total Return" for more information on methodology of calculations.

Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

COMPUTATION OF YIELD

The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. Yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.


For the 30-day period ended October 31, 2002, the Balanced Fund's yield was 1.88%. The Small Cap Value Fund's yield was 0.36%.


CALCULATION OF TOTAL RETURN

TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)(n) = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS). The total return (after-taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)(n) = ATV(D), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATV(D) = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION). The total return (after-taxes on distributions and redemption) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)(n) = ATVD(R), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATVD(R) = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.


HISTORICAL PERFORMANCE. The average annual total return (before taxes), total return (after-taxes on distributions) and total return (after-taxes on distributions and redemption) for the Funds and the Predecessor Funds was as follows for the one-year, five-year, ten-year OR since inception periods, each ended October 31, 2002.

-----------------------------------------------------------------------------------------------------------
              FUND (INCEPTION DATE)                          AVERAGE ANNUAL TOTAL RETURN**
-----------------------------------------------------------------------------------------------------------
                                                 ONE YEAR    FIVE YEAR      TEN YEAR     SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND (01/02/97)
-----------------------------------------------------------------------------------------------------------
  BEFORE TAX                                      -10.34%      2.01%            *             7.41%
-----------------------------------------------------------------------------------------------------------
  AFTER-TAX ON DISTRIBUTIONS                      -12.30%      0.28%            *             5.84%
-----------------------------------------------------------------------------------------------------------
  AFTER-TAX ON DISTRIBUTIONS AND REDEMPTION       -5.84%       0.96%            *             5.47%
-----------------------------------------------------------------------------------------------------------
BALANCED FUND (03/15/91)
-----------------------------------------------------------------------------------------------------------
  BEFORE TAX                                     - 6.71%       0.51%          6.50%           6.73%
-----------------------------------------------------------------------------------------------------------
  AFTER-TAX ON DISTRIBUTIONS                      -7.59%      -2.44%          3.54%           3.65%
-----------------------------------------------------------------------------------------------------------
  AFTER-TAX ON DISTRIBUTIONS AND REDEMPTION       -4.05%      -0.71%          3.97%           3.93%
-----------------------------------------------------------------------------------------------------------

 * An asterisk indicates that the Fund had not commenced operations as of the period indicated.

**    For periods prior to March 16, 2001, figures relate to the Predecessor
      Funds.


EXPERTS


The financial statements incorporated by reference in the prospectus have been audited by KPMG LLP, independent auditors, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report. The periods prior to October 31, 2001 were audited by other auditors, whose reports, dated December 20, 2000, expressed an unqualified opinion thereon.


FINANCIAL STATEMENTS


The financial statements for the fiscal year ended October 31, 2002, including notes thereto and the report of KPMG LLP thereon, are herein incorporated by reference. A copy of the Funds' 2002 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

                                    APPENDIX

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

PREFERRED STOCK RATINGS

      aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

      a An issue which is rated "a" is considered to be an upper- medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

      baa An issue that which is rated "baa" is considered to be a medium--grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

      b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

      caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

      ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

      c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

      plus (+) or Moody's applies numerical modifiers 1, 2, and 3 in each minus (-) rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

      Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

      A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

            This rating applies only to U.S. Tax-Exempt Municipals Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

            Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      o     Leading market positions in well-established industries.

      o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime   Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.    Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

      AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC An obligation rated "CCC" is currently vulnerable to non- payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

      CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

      C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

      D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

      N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

      Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

      A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

FITCH INC. RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

      Investment Grade

      AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      Speculative Grade

      BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

      DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, I.E., below 50%.

                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

      INTERNATIONAL SHORT-TERM CREDIT RATINGS

      F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

      D     Default. Denotes actual or imminent payment default.

NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1".

"NR" indicates that Fitch Inc. does not rate the issuer or issue in question.

"Withdrawn:" A rating is withdrawn when Fitch Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                       STATEMENT OF ADDITIONAL INFORMATION

                         THE ADVISORS' INNER CIRCLE FUND


                                  MARCH 1, 2003


                               INVESTMENT ADVISER:
                        SYNOVUS FUNDS INVESTMENT ADVISORS

This Statement of Additional Information (SAI) is not a prospectus. This SAI relates to the following series of The Advisors' Inner Circle Fund (the "Trust"):

                           LARGE CAP CORE EQUITY FUND
                               MID CAP VALUE FUND
                           INTERMEDIATE-TERM BOND FUND
                           GEORGIA MUNICIPAL BOND FUND

It is intended to provide additional information regarding the activities and operations of the Trust and the Large Cap Core Equity Fund, the Mid Cap Value Fund, the Intermediate-Term Bond Fund and the Georgia Municipal Bond Fund (each a "Fund" and collectively, the "Funds") and should be read in conjunction with the Funds' prospectuses dated March 1, 2003. This SAI is incorporated by reference into the Fund's prospectuses. Capitalized terms not defined herein are defined in the prospectuses. Prospectuses may be obtained by writing to the Trust or calling toll-free 866-330-1111.

                                TABLE OF CONTENTS


THE TRUST...................................................................S-1
GLOSSARY ...................................................................S-2
DESCRIPTION OF PERMITTED INVESTMENTS........................................S-3
INVESTMENT POLICIES OF THE FUNDS...........................................S-22
TRUSTEES AND OFFICERS OF THE TRUST.........................................S-23
THE ADVISER AND SUB-ADVISER................................................S-28
THE ADMINISTRATOR..........................................................S-29
THE DISTRIBUTOR............................................................S-30
DEALER REALLOWANCES........................................................S-32
CUSTODIAN..................................................................S-32
TRANSFER AGENT.............................................................S-32
INDEPENDENT ACCOUNTANT.....................................................S-32
LEGAL COUNSEL..............................................................S-32
CODES OF ETHICS............................................................S-32
DESCRIPTION OF SHARES......................................................S-35
SHAREHOLDER LIABILITY......................................................S-35
LIMITATION OF TRUSTEES' LIABILITY..........................................S-35
TAXES    ..................................................................S-36
PURCHASING AND REDEEMING SHARES............................................S-38
DETERMINATION OF NET ASSET VALUE...........................................S-39
PERFORMANCE INFORMATION....................................................S-39
COMPUTATION OF YIELD.......................................................S-40
CALCULATION OF TOTAL RETURN................................................S-40
EXPERTS ...................................................................S-47
FINANCIAL STATEMENTS.......................................................S-47
APPENDIX ...................................................................A-1

March 1, 2003
SNV-SX-001-0100

THE TRUST

GENERAL. Each Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds in some or all of the following classes: Institutional Shares, Class A Shares, Class B Shares and Class C Shares. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectus. For more information on shareholder servicing and distribution expenses, see the "Distributor." The Funds are currently offered in the following classes of shares:

-------------------------------- ------------------------ ------------------------- ------------------------ ----------------------
             FUND                     INSTITUTIONAL               CLASS A                   CLASS B                  CLASS C
-------------------------------- ------------------------ ------------------------- ------------------------ ----------------------
Large Cap Core Equity                       X                        X                         X                        X
-------------------------------- ------------------------ ------------------------- ------------------------ ----------------------
Mid Cap Value                               X                        X                         X                        X
-------------------------------- ------------------------ ------------------------- ------------------------ ----------------------
Intermediate-Term Bond                      X                        X                         X                       n/a
-------------------------------- ------------------------ ------------------------- ------------------------ ----------------------
Georgia Municipal Bond                      X                        X                        n/a                      n/a
-------------------------------- ------------------------ ------------------------- ------------------------ ----------------------

HISTORY OF THE FUNDS. Each Fund is a successor to one or more common trust funds and/or collective investment funds (each a "Predecessor Fund" and together the "Predecessor Funds") of Synovus Trust Company. As a result of the conversion from common trust funds and/or collective investment funds, each Fund assumed all assets and liabilities of its respective Predecessor Fund. The Predecessor Funds were managed by Synovus Funds Investment Advisors ("Synovus" or the "Adviser") using the same investment objective, strategies, policies and investment restrictions as those used by the Funds. The Predecessor Large Cap Core Equity, Predecessor Mid Cap Value, Predecessor Intermediate-Term Bond and Predecessor Georgia Municipal Bond Fund's dates of inception were December 31, 1990, April 3, 2000, August 1, 1967, and August 1, 1967, respectively. The Predecessor Large Cap Core Equity Fund, Predecessor Mid Cap Value Fund, Predecessor Intermediate-Term Bond Fund and Predecessor Georgia Municipal Bond Fund dissolved and reorganized into the Advisors' Inner Circle Synovus Funds on October 12, 2001. A substantial portion of the assets of each Predecessor Fund were transferred to its successor in connection with the Funds' commencement of operations on October 12, 2001.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate a Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

GLOSSARY

All terms that this SAI does not otherwise define have the same meaning in the SAI as they do in the Funds' prospectus.


o        1933 ACT means the Securities Act of 1933, as amended.

o        1934 ACT means the Securities Exchange Act of 1934, as amended.

o        1940 ACT means the Investment Company Act of 1940, as amended.

o ADVISER means Synovus Funds Investment Advisors, the investment Adviser to the Funds.

o BOARD MEMBER refers to a single member of the Trust's Board of T rustees.

o        BOARD refers to the Trust's Board of Trustees as a group.

o        TRUST refers to The Advisors' Inner Circle Fund.

o        NAV is the net asset value per share of a Fund.

o        NYSE is the New York Stock Exchange.

o        SEC is the U.S. Securities and Exchange Commission.

o ADMINISTRATOR is SEI Investments Global Funds Services (formerly named SEI Investments Mutual Funds Services).

o        DISTRIBUTOR is SEI Investments Distribution Co.


Capitalized terms not defined herein are defined in the Funds' prospectuses.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal years ended October 31 2001 and 2002, the portfolio turnover rate for each of the Funds was as follows:

--------------------------------------- --------------------------------------------------------------------------------------------
                 FUND                                                          PORTFOLIO TURNOVER RATE
--------------------------------------- --------------------------------------------------------------------------------------------
                                                             2001                                           2002
--------------------------------------- --------------------------------------- ----------------------------------------------------
        Large Cap Core Equity                                3.02%                                         23.81%
--------------------------------------- --------------------------------------- ----------------------------------------------------
            Mid Cap Value                                    5.14%                                         36.34%
--------------------------------------- --------------------------------------- ----------------------------------------------------
        Intermediate-Term Bond                               2.65%                                         44.70%
--------------------------------------- --------------------------------------- ----------------------------------------------------
        Georgia Municipal Bond                                  0%                                         33.70%
--------------------------------------- --------------------------------------- ----------------------------------------------------

DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUNDS USE?

The Funds currently intend to use the securities and investment strategies listed below in seeking their objectives; however, they may at any time invest in any of the investment strategies described in this SAI. This SAI describes each of these investments/strategies and their risks. A Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. The investments that are italicized are principal strategies and you can find more information on these techniques in the prospectus of the Funds. You can find more information concerning the limits on the ability of the Funds to use these investments in "What Are the Investment Policies of the Funds?"

    LARGE CAP CORE EQUITY FUND                INTERMEDIATE-TERM BOND FUND

    o  EQUITY SECURITIES                      o  DEBT SECURITIES
    o  Short-term investments                 o  Investment companies
    o  Options                                o  Repurchase agreements
    o  Investment companies                   o  Restricted securities
    o  Repurchase agreements                  o  Securities lending
    o  Restricted securities                  o  When issued securities
    o  Securities lending
    o  When issued securities

   MID CAP VALUE FUND                         GEORGIA MUNICIPAL BOND FUND

   o  EQUITY SECURITIES                       o  DEBT SECURITIES
   o  Short-term investments                  o  Investment companies
   o  Investment companies                    o  Repurchase agreements
   o  Repurchase agreements                   o  Restricted securities
   o  Restricted securities                   o  Securities lending
   o  Securities lending                      o  When issued securities
   o  When issued securities

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in the section called "Mortgage-Backed Securities" and "Other Asset-Backed Securities."


The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally do not back agency securities. Agency securities are typically supported in one of three ways:

   o by the right of the issuer to borrow from the U.S. Treasury;
   o by the discretionary authority of the U.S. government to buy the obligations of the agency; or
   o by the credit of the sponsoring agency.

While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of a Fund.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

MUNICIPAL SECURITIES - Municipal notes include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

The Adviser may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 by S&P or Prime-2 by Moody's at the time of investment or which are of equivalent quality as determined by the Adviser.


Other types of tax-exempt instruments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. The Fund may use the longer of the period required before the Fund is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond ratings in the Appendix or commercial paper ratings stated above.

The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Fund would limit its put transactions to institutions which the Adviser believes present minimum credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a put but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued held in the Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Fund including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

SPECIAL FACTORS RELATING TO GEORGIA MUNICIPAL SECURITIES - One of the nation's fastest growing states in terms of population, Georgia has benefited from steady economic and employment growth as a result of the State's stable and broad-based trade/services economy, low average cost of living, and extensive transportation infrastructure. The State's economy has slowed somewhat since the activity associated with the 1996 Olympic games. Despite the slight decline, Georgia's job creation continues to outpace the national rate. Much of the growth has been in the business services and healthcare sectors and has been centered in the metropolitan Atlanta area. However, there can be no assurance that such growth will continue in the future.

As of February 1, 2003 Georgia's general obligation debt carried AAA ratings from Standard & Poor's, Moody's and Fitch. The ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Georgia Municipal Bond Fund may invest.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FREDDIE MAC (FORMERLY FEDERAL HOME LOAN MORTGAGE CORPORATION) - Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences of mortgage-backed securities are:

   o payments of interest and principal are more frequent (usually monthly); and

   o falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepay principal monthly. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMO or REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - A Fund will only invest in a security issued by a commercial bank if the bank:

   o has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank);
   o is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and
   o is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKER'S ACCEPTANCE - A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

A Fund that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the stated maturity of each debt security held by a Fund, with the maturity of each security weighted by the percentage of the assets of the Fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking Fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o   INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o   PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund.

o   EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o   CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P") and Fitch Inc. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security's rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, alter duration or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the Fund will have offset any depreciation in the value of its Fund securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more that the original purchase price, the person closing out the contract will realize a gain. The opposite is also true. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain. The Funds will incur commission expenses in either opening, closing or possibly opening and closing futures positions.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o   PURCHASING PUT AND CALL OPTIONS

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by (i) allowing it to expire and losing its entire premium; (ii) exercising the option and either selling (in the case of a put option); (iii) buying (in the case of a call option) the underlying instrument at the strike price; or (iv) closing it out in the secondary market at its current price.

o   SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.
A Fund is permitted only to write covered options. A Fund can cover a call option by owning, at the time of selling the option:

   o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
   o A call option on the same security or index with the same or lesser exercise price;
   o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;
   o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
   o In case of an index, the basket of securities that corresponds to the index.

A Fund can cover a put option by, at the time of selling the option:

   o Entering into a short position in the underlying security;
   o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
   o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

   o Maintaining the entire exercise price in liquid securities.

o   OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o   COMBINED POSITIONS

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

   o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).
   o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts that are traded only on exchanges regulated by the CFTC.
   o Do not require an initial margin deposit.
   o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency. A fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of fund securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative.

CORRELATION OF PRICES - A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the Fund securities it is trying to hedge. However, if the Adviser's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

   o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
   o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and
   o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrow index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrow indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

   o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;
   o have to purchase or sell the instrument underlying the contract;
   o not be able to hedge its investments; and
   o not be able realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

   o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;
   o unusual or unforeseen circumstances may interrupt normal operations of an exchange;
   o the facilities of the exchange may not be adequate to handle current trading volume;
   o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or
   o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

   o actual and anticipated changes in interest rates;
   o fiscal and monetary policies; and
   o national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of the previous day's trading. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are debt securities and preferred stocks that are convertible into common stock at a specified price or conversion ratio. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. Their market price tends to go up if the stock price moves up.

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

   o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;
   o Factors affecting an entire industry, such as increases in production costs; and
   o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

FOREIGN SECURITIES

Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Consistent with their respective investment strategies, the Funds can invest in foreign securities in a number of ways:

   o They can invest directly in foreign securities denominated in a foreign currency;
   o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and
   o They can invest in investment funds.

TYPES OF FOREIGN SECURITIES:

AMERICAN DEPOSITARY RECEIPTS (ADRS) - American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of Funds that invest in such investment funds will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will bear indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

   o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;
   o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;
   o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;
   o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and
   o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways:

   o They are generally not as developed or efficient as, and more volatile, than those in the United States;
   o They have substantially less volume;
   o Their securities tend to be less liquid and to experience rapid and erratic price movements;
   o Commissions on foreign stocks are generally higher and subject to set minimum rates, as opposed to negotiated rates;
   o Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets; and
   o They may have different settlement practices, which may cause delays and increase the potential for failed settlements.

FOREIGN CURRENCY RISK - While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

   o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;
   o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;
   o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;
   o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;
   o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and
   o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

   o Have relatively unstable governments;
   o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;
   o Offer less protection of property rights than more developed countries; and
   o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

THE EURO - Effective July 1, 2002, the euro has replaced the national currencies of the following member country of the European Union: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The European Central Bank has control over each country's monetary policies. Therefore, the participating countries do not control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels. The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the members states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which a Fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions such as day-count fractions or settlement dates to underlying instruments may be changed to conform to the conventions applicable to euro currency.

The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term consequences can be expected, such as changes in economic environment and change in behavior of investors, all of which will impact a Fund's euro-denominated investments.

INVESTMENT COMPANIES

A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, each Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund that invests in another investment company would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. A Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

REPURCHASE AGREEMENTS

In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Funds normally use repurchase agreements to earn income on assets that are not invested.

When a Fund enters into a repurchase agreement it will:

   o Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and
   o Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (I.E., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and a Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES

The Funds may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by a Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

WHEN ISSUED TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although a Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

INVESTMENT POLICIES OF THE FUNDS

A Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed without the consent of the holders of a majority of each Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

No Fund may (except where otherwise noted):

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities or securities issued by investment companies) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund on the last day of each fiscal quarter. This restriction applies to 75% of each Fund's assets. This restriction does not apply to the Mid Cap Value Fund or the Georgia Municipal Bond Fund.

2. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (ii) repurchase agreements involving such securities.

         For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry;
         (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; technology companies will be divided according to their respective product lines and services; (iii) supranational entities will be considered a separate industry; and (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where a Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

7. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental and may be changed with respect to any Fund by the Board of Trustees.

1. The Large Cap Core Equity Fund may not change its investment strategy to invest at least 80% of its net assets in large cap equity securities without 60 days' prior notice to shareholders.

2. The Mid Cap Value Fund may not change its investment strategy to invest at least 80% of its net assets in mid cap equity securities without 60 days' prior notice to shareholders.

3. The Intermediate-Term Bond Fund may not change its investment strategy to invest at least 80% of its net assets in fixed income securities without 60 days' prior notice to shareholders.

4. The Georgia Municipal Bond Fund may not change its investment strategy to invest at least 80% of its net assets in fixed income securities exempt from federal and Georgia state income taxes without 60 days' prior notice to shareholders.

5. No Fund may purchase or hold illiquid securities (I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days)) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

With the exception of the limitations on liquidity standards in Paragraph 5 above, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's 45 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* (since
1991) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the

Distributor, 1981-1994. Trustee of The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27)-- Trustee (since 1993)-- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (since 1992) -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee (Since 1993) -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee (Since 1993) -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee (Since 1994) -- Partner, Dechert Price & Rhoads (law firm), September 1987 - December 1993; Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee (Since 1999) -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.


BOARD STANDING COMMITTEES. The Board has established the following standing committees:

   o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three times in the most recently completed Trust fiscal year.

   o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met thirteen times in the most recently completed Trust fiscal year.

   o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for the an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before approving the Advisory Agreement, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Fund-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to approve the Agreement for an initial two-year term.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

---------------------- ---------------------------------------------------- -------------------------------------------------------
        NAME                   DOLLAR RANGE OF FUND SHARES (FUND)*               AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)*
---------------------- ---------------------------------------------------- -------------------------------------------------------
                             None (Large Cap Core Equity Fund)
                             None (Mid Cap Value Fund)
Nesher                       None (Intermediate-Term Bond Fund)                                       None
                             None (Georgia Municipal Bond Fund)
---------------------- ---------------------------------------------------- -------------------------------------------------------
                             None (Large Cap Core Equity Fund)
                             None (Mid Cap Value Fund)
Cooney                       None (Intermediate-Term Bond Fund)                                       None
                             None (Georgia Municipal Bond Fund)
---------------------- ---------------------------------------------------- -------------------------------------------------------
                             None (Large Cap Core Equity Fund)
                             None (Mid Cap Value Fund)
Doran                        None (Intermediate-Term Bond Fund)                                       None
                             None (Georgia Municipal Bond Fund)
---------------------- ---------------------------------------------------- -------------------------------------------------------
                             None (Large Cap Core Equity Fund)
                             None (Mid Cap Value Fund)
Patterson                    None (Intermediate-Term Bond Fund)                                       None
                             None (Georgia Municipal Bond Fund)
---------------------- ---------------------------------------------------- -------------------------------------------------------
                             None (Large Cap Core Equity Fund)
                             None (Mid Cap Value Fund)
Peters                       None (Intermediate-Term Bond Fund)                                       None
                             None (Georgia Municipal Bond Fund)
---------------------- ---------------------------------------------------- -------------------------------------------------------
                             None (Large Cap Core Equity Fund)
                             None (Mid Cap Value Fund)
Storey                       None (Intermediate-Term Bond Fund)                                       None
                             None (Georgia Municipal Bond Fund)
---------------------- ---------------------------------------------------- -------------------------------------------------------
                             None (Large Cap Core Equity Fund)                                        None
                             None (Mid Cap Value Fund)
Sullivan                     None (Intermediate-Term Bond Fund)
                             None (Georgia Municipal Bond Fund)
---------------------- ---------------------------------------------------- -------------------------------------------------------

*        Valuation date is December 31, 2002.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


---------------------- --------------------------- --------------------------- -------------------------- -------------------------
                                                      Pension or Retirement                               Total Compensation from
                               Aggregate            Benefits Accrued as Part         Estimated Annual        the Trust and Fund
        Name                  Compensation              of Fund Expenses        Benefits Upon Retirement            Complex*
---------------------- --------------------------- --------------------------- -------------------------- -------------------------
Nesher                             $0                         N/A                         N/A                         $0
---------------------- --------------------------- --------------------------- -------------------------- -------------------------
Cooney                          $16,295                       N/A                         N/A                      $16,295
---------------------- --------------------------- --------------------------- -------------------------- -------------------------
Doran                              $0                         N/A                         N/A                         $0
---------------------- --------------------------- --------------------------- -------------------------- -------------------------
Patterson                       $16,988                       N/A                         N/A                      $16,988
---------------------- --------------------------- --------------------------- -------------------------- -------------------------
Peters                          $16,988                       N/A                         N/A                      $16,988
---------------------- --------------------------- --------------------------- -------------------------- -------------------------
Storey                          $16,988                       N/A                         N/A                      $16,988
---------------------- --------------------------- --------------------------- -------------------------- -------------------------
Sullivan                        $16,988                       N/A                         N/A                      $16,988
---------------------- --------------------------- --------------------------- -------------------------- -------------------------

* The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

JAMES R. FOGGO (DOB 06/30/64) -- President (since 2000) -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary (since
2000) -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads (law firm), 1997-1999. Associate, at Richter, Miller & Finn (law firm), 1994-1997.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary (since 1995) -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP (law firm), 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads (law firm), 1990-1991.

SHERRY K. VETTERLEIN (DOB 06/22/62) -- Vice President and Assistant Secretary (since 2001) -- Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) -- Vice President and Secretary (since
2000) -- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group 1998-2000. Associate at Pepper Hamilton LLP (law firm), 1997-1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm), 1994-1997.

JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer (since 2001) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

JOHN C. MUNCH (DOB 05/07/71) - Vice President and Assistant Secretary (since
2002) - Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin (law firm), 1998-2001. Associate at Seward & Kissel (law firm), 1996-1998.

JOHN MUNERA (DOB 01/14/63) - Vice President and Assistant Secretary - Middle Office Compliance Officer at SEI Investments since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia 1998-2000. B.A. Political Science, University of Pennsylvania, 1986; MBA Temple University, 2000.

THE ADVISER AND SUB-ADVISER

INVESTMENT ADVISER. Synovus Funds Investment Advisors ("SFIA" or the "Adviser"), a separately identifiable division of Synovus Trust Company, located at 1148 Broadway, Columbus, GA 31902-3024, serves as the investment adviser to the Funds. SFIA is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. SFIA was created in 2001 to serve as investment adviser to each Fund. As of December 31, 2002 the Adviser had approximately $406 million in assets under management.

Synovus Trust Company is chartered in Georgia with a subsidiary chartered in Florida. Synovus Trust Company is a wholly-owned subsidiary of Columbus Bank & Trust, the lead bank of Synovus Financial Corp ("Synovus") and, through its asset-management group, has provided investment advisory and wealth management services to its customers since 1888. Synovus is a multi-financial services holding company with $19 billion in assets as of December 31, 2002, and based in Columbus, Georgia. Synovus operates 37 banks serving communities in Georgia, Alabama, Florida and South Carolina. Synovus is a publicly-held company trading on the New York Stock Exchange.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% for Large Cap Core Equity, 0.75% for Mid Cap Value, 0.45% of Intermediate-Term Bond and 0.45% of Georgia Municipal Bond, based on the average daily net assets of the each fund. The Adviser has voluntarily agreed to waive all or a portion of its fee for each Fund and to reimburse expenses of each Fund in order to limit total operating expenses as described in the Funds' prospectuses. The Adviser reserves the right to terminate its waiver or any reimbursements at any time. Due to the effect of waivers by the Adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. For the fiscal period ended October 31, 2001 and the fiscal year ended October 31, 2002 the Funds paid the following in management fees to the Adviser:


-------------------------------- ------------------------------------------------- -------------------------------------------------
             FUND                                   FEES PAID                                         FEES WAIVED
-------------------------------- ------------------------------------------------- -------------------------------------------------
                                      2000            2001**           2002             2000            2001**            2002
-------------------------------- ---------------- --------------- ---------------- ---------------- ---------------- ---------------
Large Cap Core Equity                   *            $14,847       $1,059,618             *             $27,456            $0
-------------------------------- ---------------- --------------- ---------------- ---------------- ---------------- ---------------
Mid Cap Value                           *               $0           $105,634             *              $6,000          $166,861
-------------------------------- ---------------- --------------- ---------------- ---------------- ---------------- ---------------
Intermediate-Term Bond                  *             $8,112         $643,361             *             $13,185            $0
-------------------------------- ---------------- --------------- ---------------- ---------------- ---------------- ---------------
Georgia Municipal Bond                  *               $0           $215,036             *              $9,534            $0
-------------------------------- ---------------- --------------- ---------------- ---------------- ---------------- ---------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.
** Each Fund commenced operations in October 2001.

INVESTMENT SUB-ADVISER. Steinberg Priest & Sloane Capital Management Co., Inc. ("Steinberg" or the "Sub-Adviser"), located at 12 East 49th Street, Suite 1202, New York, NY 10017-1028, serves as the investment sub-adviser for the Mid Cap Value Fund. Steinberg is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. Steinberg has provided investment services to institutional and high net worth clients since its establishment in 1982. Steinberg served as investment adviser to the Predecessor Mid Cap Value Fund prior to its conversion. As of December 31, 2002 Steinberg had approximately $1.38 billion of assets under management.

ADVISORY SUB-ADVISORY AGREEMENT WITH THE TRUST. The Trust, SFIA and the Adviser have entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement"). Under the Sub-Advisory Agreement, the Sub-Adviser serves as the investment adviser and makes the investment decisions for the Mid Cap Value Fund and continuously reviews, supervises and administers the investment program of the Mid Cap Value Fund, subject to the supervision of, and policies established by, SFIA and the Trustees of the Trust. After the initial two year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Mid Cap Value Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Mid Cap Value Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Sub-Adviser, or by the Sub-Adviser on 90 days' written notice to the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

SUB-ADVISORY FEES PAID TO THE SUB-ADVISER. For its services under the Sub-Advisory Agreement, the Sub-Adviser is entitled to a fee, which is calculated daily and paid monthly by SFIA, at an annual rate of 0.50% based on the average daily net assets of the Mid Cap Value Fund. For the fiscal period ended October 31, 2001 and the fiscal year ended October 31, 2002, SFIA paid the following in sub-advisory fees to the Sub-Adviser:

---------------------- ----------------------------------------------------- -------------------------------------------------------
        FUND                                FEES PAID                                              FEES WAIVED
---------------------- ----------------------------------------------------- -------------------------------------------------------
                             2000             2001**             2002              2000              2001**              2002
---------------------- ----------------- ----------------- ----------------- ------------------ ------------------ -----------------
    Mid Cap Value             *               $3,971           $83,431               *                 $0                 $0
---------------------- ----------------- ----------------- ----------------- ------------------ ------------------ -----------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.
** The Fund commenced operations in October 2001.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator") (formerly named SEI Investments Mutual Funds Services), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the first $250 million of average daily net assets, 0.125% of the next $250 million of average daily net assets, 0.10% on average daily net assets over $500 million. However, each Fund pays a minimum annual administration fee of $100,000, which would be increased by $15,000 per additional class. Due to this minimum, the annual administration fee each Fund pays will exceed the above percentages at low asset levels. For the fiscal period ended October 31, 2001 and the fiscal year ended October 31, 2002, the Funds paid the following administration fees:

-------------------------------- -------------------------------------------------- -----------------------------------------------
             FUND                                    FEES PAID                                        FEES WAIVED
-------------------------------- -------------------------------------------------- -----------------------------------------------
                                      2000            2001**            2002             2000            2001**           2002
-------------------------------- ---------------- ---------------- ---------------- ---------------- --------------- --------------
Large Cap Core Equity                   *             $10,576         $248,696             *               $0              $0
-------------------------------- ---------------- ---------------- ---------------- ---------------- --------------- --------------
Mid Cap Value                           *             $6,754          $145,012             *               $0              $0
-------------------------------- ---------------- ---------------- ---------------- ---------------- --------------- --------------
Intermediate-Term Bond                  *             $7,100          $201,264             *               $0              $0
-------------------------------- ---------------- ---------------- ---------------- ---------------- --------------- --------------
Georgia Municipal Bond                  *             $5,357          $115,010             *               $0              $0
-------------------------------- ---------------- ---------------- ---------------- ---------------- --------------- --------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.
** Each Fund commenced operations in October 2001.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

DISTRIBUTION PLAN. The Trust has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

o CLASS A SHARES. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor ("Service Providers"), may receive up to 0.25% of each Fund's assets attributable to Class A Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. In addition to distribution services, the Plan permits the payment of up to 0.25% of each Fund's assets attributable to Class A Shares to the Distributor or designated Service Providers as compensation for shareholder services, which are not primarily intended to result in the sale of the shares of the Funds.

o CLASS B SHARES. Under the Plan, the Distributor, or designated Service Providers, may receive up to 1.00% of each Fund's assets attributable to Class B Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act. The Plan allows for payment of up to 0.75% of each Fund's assets attributable to Class B Shares as compensation for distribution services and up to 0.25% of each Fund's assets attributable to Class B Shares as compensation for shareholder services.

o CLASS C SHARES. Under the Plan, the Distributor, or designated Service Providers, may receive up to 1.00% of each Fund's assets attributable to Class C Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act. The Plan allows for payment of up to 0.75% of each Fund's assets attributable to Class C Shares as compensation for distribution services and up to 0.25% of each Fund's assets attributable to Class C Shares as compensation for shareholder services.

DESCRIPTION OF DISTRIBUTION AND SHAREHOLDER SERVICES. Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

     Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Services Provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Funds on behalf of clients.


12B-1 FEE PAYMENTS. For the fiscal period ended October 31, 2001 and the fiscal year ended October 31, 2002, each Fund paid the Distributor the following fees pursuant to the Plan:


------------------------------- -------------------------------------------------- ------------------------------------------------
         FUND (CLASS)                           12B-1 FEES PAID*                        12B-1 FEES RETAINED BY THE DISTRIBUTOR*
------------------------------- -------------------------------------------------- ------------------------------------------------
                                     2000            2001**            2002             2000            2001**            2002
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- --------------
Large Cap Core Equity
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- --------------
     Class A                           *               $0             $2,523              *               $0               $0
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- --------------
     Class B                           *               $0             $4,545              *               $0               $0
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- --------------
     Class C                           *               $0             $15,644             *               $0               $0
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- --------------
Mid Cap Value                          *               $0                                 *               $0               $0
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- --------------
     Class A                           *               $0             $2,191              *               $0               $0
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- --------------
     Class B                           *               $0             $8,550              *               $0               $0
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- --------------
     Class C                           *               $0             $12,723             *               $0               $0
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- --------------
Intermediate-Term Bond                 *               $0                                 *               $0               $0
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- --------------
     Class A                           *               $0             $1,052              *               $0               $0
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- --------------
     Class B                           *               $0              $863               *               $0               $0
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- --------------
Georgia Municipal Bond                 *               $0                                 *               $0               $0
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- --------------
     Class A                           *               $0              $737               *               $0               $0
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- --------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.
** Each Fund commenced operations in October 2001.

DEALER REALLOWANCES. Class A Shares and Class C Shares of the Funds are sold subject to a front-end sales charge as described in the prospectus. Selling dealers are normally reallowed 100% of the sales charge by the Distributor. Selling dealers are reallowed 1.00% of the offering price of Class C Shares. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A shares.

------------------------------- ----------------------------------------------------------------------------------------------------
                                                        DEALER REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
                                ----------------------------------------------------------------------------------------------------
                                                    $50,000         $100,000         $250,000         $500,000
                                   Less than      but less than    but less than    but less than    but less than   $1,000,000 and
        FUND                        $50,000         $100,000         $250,000         $500,000        $1,000,000          over
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- ---------------
Large Cap Core Equity                5.75%            4.50%            3.50%            2.60%            2.00%            None
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- ---------------
Mid Cap Value                        5.75%            4.50%            3.50%            2.60%            2.00%            None
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- ---------------
Intermediate-Term Bond               4.50%            4.00%            3.50%            2.50%            2.00%            None
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- ---------------
Georgia Municipal Bond               4.50%            4.00%            3.50%            2.50%            2.00%            None
------------------------------- ---------------- ---------------- ---------------- ---------------- ---------------- ---------------

Dealers that are reallowed the entire amount of the sales charge may be deemed to be underwriters within the meaning of the Securities Act of 1933 for the purposes of assessing civil liability.

CUSTODIAN

Wachovia Bank N.A., 125 Broad Street, Philadelphia, PA 19109 (the "Custodian") acts as custodian for the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

TRANSFER AGENT

Forum Shareholder Services, LLC, Two Portland Square, Portland, ME 04101 serves as the Funds' transfer agent.

INDEPENDENT ACCOUNTANT

KPMG LLP serves as the independent auditors for the Funds.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. In addition, the Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of

Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal year ended October 31, 2002, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

------------------------------- ----------------------------------------------------------------------------------------------------
             FUND                                      AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
------------------------------- ----------------------------------------------------------------------------------------------------
                                              2000                             2001**                             2002
------------------------------- --------------------------------- --------------------------------- --------------------------------
Large Cap Core Equity                          *                              $17,074                           $232,137
------------------------------- --------------------------------- --------------------------------- --------------------------------
Mid Cap Value                                  *                               $2,961                           $133,236
------------------------------- --------------------------------- --------------------------------- --------------------------------
Intermediate-Term Bond                         *                                 $0                                $0
------------------------------- --------------------------------- --------------------------------- --------------------------------
Georgia Municipal Bond                         *                                 $0                                $0
------------------------------- --------------------------------- --------------------------------- --------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.
** Each Fund commenced operations in October 2001.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ending October 31, 2002, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

------------------------------- -------------------------------------------------- -------------------------------------------------
             FUND               TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS FOR     TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING
                                               RESEARCH SERVICES*                    BROKERAGE COMMISSIONS FOR RESEARCH SERVICES*
------------------------------- -------------------------------------------------- -------------------------------------------------
Large Cap Core Equity                                $154,187                                         $94,058,548
------------------------------- -------------------------------------------------- -------------------------------------------------
Mid Cap Value                                        $41,991                                          $14,211,122
------------------------------- -------------------------------------------------- -------------------------------------------------
Intermediate-Term Bond                                  $0                                                  $0
------------------------------- -------------------------------------------------- -------------------------------------------------
Georgia Municipal Bond                                  $0                                                  $0
------------------------------- -------------------------------------------------- -------------------------------------------------

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal year ended October 31, 2002, the Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Distributor and reflect fees paid in connection with Fund repurchase agreement transactions.

------------------------------- ----------------------------------------- ---------------------------- -----------------------------
                                                                                                           PERCENTAGE OF TOTAL
                                                                              PERCENTAGE OF TOTAL         BROKERAGE TRANSACTIONS
                                  AGGREGATE DOLLAR AMOUNT OF BROKERAGE     BROKERAGE COMMISSIONS PAID   EFFECTED THROUGH AFFILIATED
        FUND                     COMMISSIONS PAID TO AFFILIATED BROKERS      TO AFFILIATED BROKERS                BROKERS
------------------------------- ----------------------------------------- ---------------------------- -----------------------------
                                    2000         2001**         2002                 2002                          2002
------------------------------- ------------- ------------- ------------- ---------------------------- -----------------------------
Large Cap Core Equity                *             $0            $0                    0%                            0%
------------------------------- ------------- ------------- ------------- ---------------------------- -----------------------------
Mid Cap Value                        *            $267           $0                    0%                            0%
------------------------------- ------------- ------------- ------------- ---------------------------- -----------------------------
Intermediate-Term Bond               *             $0            $0                    0%                            0%
------------------------------- ------------- ------------- ------------- ---------------------------- -----------------------------
Georgia Municipal Bond               *             $0            $0                    0%                            0%
------------------------------- ------------- ------------- ------------- ---------------------------- -----------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.
** Each Fund commenced operations in October 2001.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of October 31, 2002, the Large Cap Core Equity Fund held common shares valued at $4,057,110 of Citigroup and common shares valued at 13,844,238 of Morgan Stanley Dean Witter the Mid Cap Value Fund held repurchase agreements valued at 5,034,364 of J.P. Morgan Chase and the Intermediate-Term Bond Fund held common shares valued at 2,201,758 of Citigroup and Common Shares valued at 4,092,156 of Goldman Sachs.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that is intended to supplement the discussion contained in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derives with respect to its business of investing in such stock, securities or currencies, or certain other income; (ii) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to each Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. The Board reserves the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Each Fund receives income generally in the form of dividends and interest on investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by each Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

FOREIGN TAXES. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and intends to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by the Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions. Based upon their investment objectives, it is not anticipated that the Funds will be eligible to make the election.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by each Fund.

In certain cases, each Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in a fund.

STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (NYSE) is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

PERFORMANCE INFORMATION

From time to time, each of the Funds may include the Fund's yield, effective yield, total return or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Funds refers to the annualized income generated by an investment in that Fund over a specified 30-day period. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Computation of Yield" and "Calculation of Total Return" for more information on methodology of calculations.

Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

COMPUTATION OF YIELD

The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. Yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended October 31, 2002, the Large Cap Core Equity Fund's yield was 0.93%, the Mid Cap Value Fund's yield was 0.67%, the Intermediate-Term Bond Fund's yield was 3.21%, and the Georgia-Municipal Fund's yield was 2.78%.

CALCULATION OF TOTAL RETURN

TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS). The total return (after-taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVD, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATVD = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION). The total return (after-taxes on distributions and redemption) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVDR, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATVDR = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

HISTORICAL PERFORMANCE. The average annual total return (before taxes), total return (after-taxes on distributions) and total return (after-taxes on distributions and redemption) for each of the Funds was as follows for the one-year, five-year, ten-year or since inception periods, each ended October 31, 2002.

------------------------------------------------------  -----------------  -----------------  ------------------  ------------------
                FUND (INCEPTION DATE)                       ONE YEAR           FIVE YEARS         TEN YEARS        SINCE INCEPTION
------------------------------------------------------  -----------------  -----------------  ------------------  ------------------
LARGE CAP CORE EQUITY FUND
------------------------------------------------------  -----------------  -----------------  ------------------  ------------------
  Institutional Shares (10/12/2001)                          -16.89%             2.18%(1)          9.53%(1)              N/A
------------------------------------------------------  -----------------  -----------------  ------------------  ------------------
  Class A Shares (10/25/01)                                  -21.98              0.72%(2)          8.59%(2)              N/A
------------------------------------------------------  -----------------  -----------------  ------------------  ------------------
  Class B Shares (10/28/01)                                  -21.85%             0.82%(2)          8.46%(2)              N/A
------------------------------------------------------  -----------------  -----------------  ------------------  ------------------
  Class C Shares (10/24/01)                                  -19.30%             1.01%(2)          8.36%(2)              N/A
------------------------------------------------------  -----------------  -----------------  ------------------  ------------------
AFTER-TAXES ON DISTRIBUTIONS3                                -17.09%               *                  *              -17.77%(4)
------------------------------------------------------  -----------------  -----------------  ------------------  ------------------
AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION3                 -10.35%               *                  *              -14.12%
------------------------------------------------------  -----------------  -----------------  ------------------  ------------------
MID CAP VALUE FUND
------------------------------------------------------  -----------------  -----------------  ------------------  ------------------
  Institutional Shares (10/12/2001)                           -9.12%               *                  *                5.37%(5)
------------------------------------------------------  -----------------  -----------------  ------------------  ------------------
  Class A Shares (10/24/01)                                  -14.61%               *                  *                2.73%(6)
------------------------------------------------------  -----------------  -----------------  ------------------  ------------------
  Class B Shares (10/24/01)                                  -14.54%               *                  *                3.28%(6)
------------------------------------------------------  -----------------  -----------------  ------------------  ------------------
  Class C Shares (10/24/01)                                  -11.76%               *                  *                3.97%(6)
------------------------------------------------------  -----------------  -----------------  ------------------  ------------------
AFTER-TAXES ON DISTRIBUTIONS3                                 -9.16%               *                  *               -9.86%(4)
------------------------------------------------------  -----------------  -----------------  ------------------  ------------------
AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION3                  -5.60%               *                  *               -7.87%(4)
------------------------------------------------------  -----------------  -----------------  ------------------  ------------------
INTERMEDIATE-TERM BOND FUND
------------------------------------------------------  -----------------  -----------------  ------------------  ------------------
  Institutional Shares (10/12/2001)                            6.75%             6.69%(7)          5.95%(7)              N/A
------------------------------------------------------  -----------------  -----------------  ------------------  ------------------
  Class A Shares (11/19/01)                                    1.83%             5.48%(8)          5.22%(8)              N/A
------------------------------------------------------  -----------------  -----------------  ------------------  ------------------
  Class B Shares (11/7/01)                                     0.80%             5.35%(8)          4.91%(8)              N/A
------------------------------------------------------  -----------------  -----------------  ------------------  ------------------


------------------------------------------------------  -----------------  -----------------  ------------------  ------------------
                FUND (INCEPTION DATE)                       ONE YEAR           FIVE YEARS         TEN YEARS        SINCE INCEPTION
------------------------------------------------------  -----------------  -----------------  ------------------  ------------------
AFTER-TAXES ON DISTRIBUTIONS3                                 4.75%                *                  *                5.92%(4)
------------------------------------------------------  -----------------  -----------------  ------------------  ------------------
AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION3                  3.88%                *                  *                5.23%(4)
------------------------------------------------------  -----------------  -----------------  ------------------  ------------------
GEORGIA MUNICIPAL BOND FUND
------------------------------------------------------  -----------------  -----------------  ------------------  ------------------
  Institutional Shares (10/12/2001)                           5.12%              4.79%(9)          4.70%(9)              N/A
------------------------------------------------------  -----------------  -----------------  ------------------  ------------------
  Class A Shares (11/19/01)                                  -0.60%              3.54%(10)         3.94%(10)             N/A
------------------------------------------------------  -----------------  -----------------  ------------------  ------------------
AFTER-TAXES ON DISTRIBUTIONS3                                 4.80%                *                  *                4.17%(4)
------------------------------------------------------  -----------------  -----------------  ------------------  ------------------
AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION3                  4.91%                *                  *                4.55%(4)
------------------------------------------------------  -----------------  -----------------  ------------------  ------------------

1       Performance for periods prior to inception of Institutional Shares represents the performance of the Adviser's similarly managed common trust fund. The common trust fund's performance has been adjusted to reflect the expenses applicable to Institutional Shares. The common trust fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.
2       Performance for periods prior to the class inception date is based on
Institutional Shares, which includes the performance of the Adviser's similarly managed common trust fund (see note 1 above), restated to reflect the maximum applicable sales charges and actual class expenses of Class A Shares, Class B Shares and Class C Shares.
3       After-tax returns are shown only for the Institutional Shares. After-tax returns for other classes will vary.
4       After-tax returns are shown from the inception date of the Institutional
Shares of each Fund. It is not possible to calculate after-tax returns for periods prior to the Fund's registration as a mutual fund and commencement of operations.
5       Performance for periods prior to inception of Institutional Shares represents the performance of the Adviser's similarly managed collective investment fund, which commenced operations on April 3, 2000. The collective investment fund's performance has been adjusted to reflect the expenses applicable to Institutional Shares. The collective investment fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.
6       Performance for periods prior to the class inception date is based on
Institutional Shares, which includes the performance of the Adviser's similarly managed collective investment fund (see note 5 above), restated to reflect the maximum applicable sales charges and actual class expenses of Class A Shares, Class B Shares and Class C Shares.
7       Performance for periods prior to inception of Institutional Shares represents the performance of the Adviser's similarly managed common trust fund. The common trust fund's performance has been adjusted to reflect the expenses applicable to Institutional Shares. The common trust fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.
8       Performance for periods prior to the class inception date is based on
Institutional Shares, which includes the performance of the Adviser's similarly managed common trust fund (see note 7 above), restated to reflect the maximum applicable sales charges and actual class expenses of Class A Shares and Class B Shares.
9       Performance for periods prior to inception of Institutional Shares represents the performance of the Adviser's similarly managed common trust fund. The common trust fund's performance has been adjusted to reflect the expenses applicable to Institutional Shares. The common trust fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.
10      Performance for periods prior to the class inception date is based on
Institutional Shares, which includes the performance of the Adviser's similarly managed common trust fund (see note 9 above), restated to reflect the maximum applicable sales charges and actual class expenses of Class A Shares.

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

5% AND 25% SHAREHOLDERS

As of February 3, 2003, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act.


LARGE CAP CORE EQUITY FUND - INSTITUTIONAL SHARE

Shareholder                                 Number of Shares           %
-----------                                 ----------------           -
COBATCO                                     17,627,223.703             93.48
C/O Marshall & Ilsley Trust CO.
Attn TR 14
1000 N Water ST
Milwaukee, WI 53202

LARGE CAP CORE EQUITY FUND - CLASS A

Shareholder                                 Number of Shares           %
-----------                                 ----------------           -
Putnam Fiduciary Trust Co. TTEE             61,863.425                 22.60
FBO Synovus Financial Corp Deferred Comp
Plan for Select EES
Investors Way
Attn: MSC4D
Norwood, MA 02062
NFSC FEBO  #0BX-346411                      51,603.679                 18.85
Ralph W Ingle
Ruby E Ingle
5938 Morningside Drive
Columbus, GA 31909

Security Trust Co. CUST Noninee             31,358.441                 11.46
FBO GOLDK.COM Plans
2390 East Camelback Road
Suite 240
Phoenix, AZ 85016


LARGE CAP CORE EQUITY FUND - CLASS B

Shareholder                                 Number of Shares           %
-----------                                 ----------------           -
NFSC FEBO #0BX-263869                       4,884.201                  5.19
Herman M West
1136 Warwick Mill Rd.
Lumberton, NC 28358

NFSC FEBO #0BX-278130                       4,747.284                  5.04
NFS/FMTC IRA
FBO Julia M Hand
1831 Russett Hill Circle
Birmingham, AL 35244

LARGE CAP CORE EQUITY FUND - CLASS C

Shareholder                                 Number of Shares           %
-----------                                 ----------------           -
NFSC FEBO #0BX-339920                       19,404.640                 5.53
James S Cox
Lila S Cox
229 Sabine Drive
Pensacola Beach, FL 32561

MID CAP VALUE FUND - INSTITUTIONAL SHARE

Shareholder                                 Number of Shares           %
-----------                                 ----------------           -
COBATCO                                     3,106,207.839              72.85
C/O Marshall & Ilsley Trust Co.
Attn: TR 14
1000 N Water ST
Milwaukee, WI 53202

MID CAP VALUE EQUITY FUND CLASS A

Shareholder                                 Number of Shares           %
-----------                                 ----------------           -
Putnam Fiduciary Trust Co. TTEE             66,603.707                 39.37
FBO Synovus Financial Corp Deferred Comp
Plan for Select EES
Investors Way
Attn: MSC4D
Norwood, MA 02062
Security Trust Co. CUST Noninee             9,998.873                  5.91
FBO GOLDK.COM Plans
2390 East Camelback Road
Suite 240
Phoenix, AZ 85016


MID CAP VALUE EQUITY FUND CLASS B

[No Transaction Report]

MID CAP VALUE EQUITY FUND CLASS C

Shareholder                                 Number of Shares           %
-----------                                 ----------------           -
NFSC FEBO #0BX-160067                       13, 064.361                5.54
L N Fulmer P/ADM
Central Underwriters Inc. MNY
Prchse PL
P.O. Box 2909
Tuscaloosa, AL 35403

INTERMEDIATE-TERM BOND FUND - INSTITUTIONAL SHARES

Shareholder                                 Number of Shares           %
-----------                                 ----------------           -
COBATCO                                     14,902,314.758             95.88
C/O Marshall & Ilsley Trust Co.
Attn: TR 14
1000 N Water ST
Milwaukee, WI 53202

INTERMEDIATE -TERM BOND FUND CLASS A

Shareholder                                 Number of Shares           %
-----------                                 ----------------           -
Security Trust Co. CUST Noninee             17,816.777                 15.80
FBO GOLDK.COM Plans
2390 East Camelback Road
Suite 240
Phoenix, AZ 85016

NFSC FEBO #0BX-340340                       14,080.087                 12.49
NFS/FMTC IRA
FBO Augusto Lopez
309 Eckles Rd
Americus, GA 31709

NFSC FEBO #0BX-357685                       12,498.465                 11.08
Dorothy W Miller
George R Miller SR
1212 Boxwood Blvd
Columbus, GA 31906

Putnam Fiduciary Trust Co. TTEE             10,873.141                 9.64
FBO Synovus Financial Corp Deferred Comp
Plan for Select EES
Investors Way
Attn: MSC4D
Norwood, MA 02062
NFSC FEBO #0BX-356379                       8,866.068                  7.86
Anneliese L Haney
Tod Williams Haney
7232 Wedgewod Drive
Midland, GA 31820

NFSC FEBO #0BX-278238                       8,060.773                  7.15
NFS/FMTC IRA
FBO John H Hawkins Jr.
1841 Montclair Drive
Birmingham, AL 35216

Putnam Fiduciary Trust Co. TTEE             6,881.067                  6.10
FBO Synovus Financial Corp Deferred Comp
Plan for Select EES
Investors Way
Attn: MSC4D
Norwood, MA 02062
NFSC FEBO #0BX-373869                       6,003.037                  5.32
NFS/FMTC Rollover IRA
FBO Louise R Bridges
158 Chantilly Lane
Ringgold, GA 30736


INTERMEDIATE -TERM BOND FUND CLASS B

Shareholder                                 Number of Shares           %
-----------                                 ----------------           -
NFSC FEBO #0BX-378283                       4,127.176                  9.47
NFS/FMTC Rollover IRA
FBO Patsy J Kirkland
1910 15th Ave.
Phenix City, Al 36867

NFSC FEBO #0BX-363383                       3,217.249                  7.38
NFS/FMTC IRA
FBO Ivy Trace
Vestavia, Al 35243

NFSC FEBO #0BX-364150                       2,906.977                  6.67
Joanna G Brunson
6400 Green Island Drive # 67
Columbus, GA 31904

NFSC FEBO #0BX-378283                       2,712.416                  6.23
NFS/FMTC Rollover IRA
FBO Alvin Brown
PO BOX 633
Manchester, GA 31816

NFSC FEBO #0BX-378283                       2,658.525                  6.10
NFS/FMTC
FBO Bonita D Taylor
1000 Village Milll Road
Birmingham, AL 35215

NFSC FEBO #0BX-366986                       2,346.041                  5.38
NFS/FMTC IRA
FBO David L Sutcliffe
108 Turtle Creek CT
Columbus, GA 31909

NFSC FEBO #0BX-375942                       2,232.228                  5.12
NFS/FMTC IRA
FBO Nathaniel C Blevins
8605 Battery Drive
Midland, GA 31820

GEORGIA MUNICIPAL BOND FUND - INSTITUTIONAL SHARES

Shareholder                                 Number of Shares           %
-----------                                 ----------------           -
COBATCO                                     4,809,174.073              99.91
C/O Marshall & Ilsley Trust Co.
Attn :TR 14
1000 N Water ST
Milwaukee, WI 53202

GEORGIA MUNICIPAL BOND FUND - CLASS A

Shareholder                                 Number of Shares           %
-----------                                 ----------------           -
NFSC FEBO #0BX-346411                       26,604.820                 57.70
Ralph W Ingle
Ruby E Ingle
5938 Morningside Drive
Columbus, GA 31909

NFSC FEBO #0BX-340456                       9,746.589                  21.14
Ronald Clark French
Mary P French
P.O Box 337
Lumpkin , GA 31815

NFSC FEBO #0BX-317233                       6,067.369                  13.16
Elizabeth Holland Everard
910 Carters Grove Trail
Alpharetta, GA 30022

NFSC FEBO #0BX-346772                       2,634.853                  5.71
Lee Evelyn Wilson
1209 Owsley Avenue
Columbus, GA 31906

The Trust believes that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers.

EXPERTS

The financial statements for the year ended October 31, 2002 incorporated by reference in the prospectus have been audited by KPMG LLP, independent auditors, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 2002, including notes thereto and the report of KPMG LLP thereon, are herein incorporated by reference. A copy of the Funds' 2002 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information. SHAREHOLDERS MAY GET COPIES OF THE FUNDS' ANNUAL REPORTS FREE OF CHARGE BY CALLING TOLL-FREE 866-330-1111.

                                    APPENDIX

                                  BOND RATINGS


MOODY'S INVESTORS SERVICE, INC.

Preferred Stock Ratings

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper- medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue that which is rated "baa" is considered to be a medium--grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

plus (+) or minus (-) rating:

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

This rating applies only to U.S. Tax-Exempt Municipals Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally
-----------------------------------------------------------------

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                  o  Leading market positions in well-established industries.
                  o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
                  o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
                  o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime         Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.       Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to non- payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC       An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings
-------------------------------

A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks
-----------------------------------------

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

FITCH, INC. RATINGS

International Long-Term Credit Ratings
--------------------------------------

Investment Grade
----------------

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade
-----------------

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, I.E., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

International Short-Term Credit Ratings
---------------------------------------

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D        Default.  Denotes actual or imminent payment default.

NOTES: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1".

"NR" indicates that Fitch, Inc. does not rate the issuer or issue in question.


"Withdrawn:"      A rating is withdrawn when Fitch, Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert:      Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as

                  "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                       STATEMENT OF ADDITIONAL INFORMATION


                         THE ADVISORS' INNER CIRCLE FUND
                                  MARCH 1, 2003


                               INVESTMENT ADVISER:
                                TOEWS CORPORATION


This Statement of Additional Information (SAI) is not a prospectus. This SAI relates to the following series of The Advisors' Inner Circle Fund (the "Trust"):


                       TOEWS S&P(R) 500 HEDGED INDEX FUND
                      TOEWS NASDAQ(R)-100 HEDGED INDEX FUND


It is intended to provide additional information regarding the activities and operations of the Trust and the Toews S&P 500 Hedged Index Fund (THE "S&P Fund") and the Toews Nasdaq-100 Hedged Index Fund (THE "Nasdaq Fund" and, together with the S&P Fund, the "Funds") and should be read in conjunction with the Funds' prospectuses, each dated March 1, 2003. This SAI is incorporated by reference into the Funds' prospectus. Capitalized terms not defined herein are defined in the prospectus. Prospectuses may be obtained by writing to the Trust or calling toll-free 1-866-77-TOEWS (86397).


                                TABLE OF CONTENTS


THE TRUST....................................................................S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES..............S-1
DESCRIPTION OF PERMITTED INVESTMENTS.........................................S-2
INVESTMENT LIMITATIONS......................................................S-14
THE ADVISER.................................................................S-15
THE ADMINISTRATOR...........................................................S-16
THE DISTRIBUTOR.............................................................S-17
THE TRANSFER AGENT..........................................................S-18
THE CUSTODIAN...............................................................S-18
INDEPENDENT PUBLIC ACCOUNTANT...............................................S-18
LEGAL COUNSEL...............................................................S-18
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-18
PERFORMANCE INFORMATION.....................................................S-23
CALCULATION OF TOTAL RETURN.................................................S-24
PURCHASING AND REDEEMING SHARES.............................................S-26
DETERMINATION OF NET ASSET VALUE............................................S-26
TAXES ......................................................................S-27
FUND TRANSACTIONS...........................................................S-30
DESCRIPTION OF SHARES.......................................................S-33
SHAREHOLDER LIABILITY.......................................................S-33
LIMITATION OF TRUSTEES' LIABILITY...........................................S-33
CODE OF ETHICS..............................................................S-34
5% AND 25% SHAREHOLDERS.....................................................S-34
EXPERTS ....................................................................S-36

FINANCIAL STATEMENTS........................................................S-36
BENCHMARK INFORMATION.......................................................S-36
APPENDIX ...................................................................A-1


MARCH 1, 2003
TWS-SX-001-0200

THE TRUST

GENERAL. Each Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each Fund currently offers Advisor Class and Investor Class shares. The different classes provide for variations in certain shareholder servicing and distribution expenses and in the minimum initial investment requirements. In addition, a contingent deferred sales load is imposed on the redemption of Investor Class shares. Sales charges and minimum investment requirements are described in the prospectus. For more information on shareholder servicing and distribution expenses, see the "Distributor." Additional Funds and/or classes may be created from time to time. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Funds' respective investment objectives and principal investment strategies are described in the prospectus(es). The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

WHAT INVESTMENT STRATEGIES MAY THE FUNDS USE? The investment objective of the Toews S&P 500 Hedged Index Fund (the "S&P Fund") and the Toews Nasdaq-100 Hedged Index Fund (the "Nasdaq Fund") is long-term capital appreciation. The Funds' investment objectives are fundamental and cannot be changed without the consent of shareholders. The Standard & Poor's 500 Composite Index (the "S&P 500") is a market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings. The Nasdaq-100 Index (the "Nasdaq-100") is a modified capitalization-weighted (higher market value stocks have more influence than lower market value stocks) index of the 100 largest non-financial companies listed on the Nasdaq National Market tier of the Nasdaq Stock Market.

The Funds normally invest in a representative sample of common stocks represented in their respective indices, as well as options, futures, options on futures, swaps, exchange-traded index securities, and other derivative instruments designed to provide exposure to the Funds' respective indices. On a day-to-day basis, the Funds may hold U.S. government securities to collateralize futures and options on futures. When employing a hedging strategy, the Funds may invest 100% of their assets in money market securities and/or cash or use derivatives designed to otherwise protect the Funds' assets from adverse market movements. Money market securities include, but are not limited to, bankers' acceptances, bank certificates of deposit, commercial paper, shares of money market funds and high quality short-term debt instruments, such as U.S. Treasuries and other U.S. government securities.

The Adviser employs a quantitative strategy based on its proprietary Toews Corporation Risk Management System (the "System") to hedge each Fund in an attempt to limit losses during declining markets. The System, which has been employed by the Adviser since its inception in 1996, determines when prices have moved to such an extent as to indicate a downward "trend." At this time, the Adviser will fully hedge each Fund. Where the "trends" prove to be short-term (usually less than 10 days) and market movements reverse, the Adviser quickly unravels the hedge and resumes exposure to each Fund's particular index. When hedges are unraveled quickly, a loss may result relative to market performance due to the cost of the hedge and any index movement during the implementation of the hedge. Historically, the System implements approximately six hedges per fiscal year. Of these, the System typically generates between four to six hedges per fiscal year that do not result in significant loss avoidance.

Due to its investment strategy, the Funds will buy and sell securities frequently which will result in higher transaction costs and additional capital gains tax liabilities. See "Portfolio Turnover" under Description of Permitted Investments and Taxes.


PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold most of their investments in short-term options and futures contracts, which are excluded for purposes of computing portfolio turnover. Because each Fund's portfolio turnover rate to a great extent will depend on the hedging and investment activity of the Adviser, it is very difficult to estimate what the Fund's actual turnover rate will be in the future, although it is expected to be high. For the Funds' two most recently completed fiscal years ended October 31, 2001 AND 2002, the portfolio turnover rate for each of the Funds was as follows:

--------------------------------------------------------------------------------
              FUND                       PORTFOLIO TURNOVER RATE
--------------------------------------------------------------------------------
                                    2001                       2002
--------------------------------------------------------------------------------
S&P                                229.50%                   1,991.68%
--------------------------------------------------------------------------------
NASDAQ                             318.12%                    973.72%
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DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the Funds' "Investment Objectives and Policies" section and the associated risk factors. The Adviser will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by the Funds' stated investment policies.

BORROWING. The Funds may borrow money. Each Fund may borrow money to facilitate management of a Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

Borrowing may subject the Funds to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The Funds may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this situation, neither Fund will purchase securities while borrowing represent more than 5% of its total assets.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). Consistent with CFTC regulations, a Fund may use futures contracts and related options for either (i) "BONA FIDE hedging purposes," as such term is defined by the CFTC, or (ii) for other risk management purposes only to the extent that the aggregate initial margin and premiums on such positions (excluding the amount by which options on futures contracts are in the money) do not exceed 5% of the Fund's net assets. Instances in which a Fund may use futures contracts and related options for risk management purposes (other than BONA FIDE hedging) include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. A Fund may purchase and write put and call options on securities or securities indices (traded on U.S. exchanges or over-the-counter markets) and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

The Fund must cover all options it writes. For example, when a Fund writes an option on a security, index or foreign currency, it will segregate or earmark liquid assets with the Fund's custodian in an amount at least equal to the market value of the option and will maintain such coverage while the option is open. A Fund may otherwise cover the transaction by means of an offsetting transaction or other means permitted by the 1940 Act or the rules and SEC interpretations thereunder.

Each Fund may trade put and call options on securities, securities indices or currencies, as the investment adviser or sub-adviser determines is appropriate in seeking the Fund's investment objective. For example, a Fund may purchase put and call options on securities or indices to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

In another instance, a Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

There are significant risks associated with a Fund's use of options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in prices of options held by the Fund and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a fund. Under the supervision of Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

INVESTMENT COMPANY SHARES. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Funds' expenses.


Under the 1940 Act, the Funds are generally prohibited, absent the availability of a statutory or other exemption, from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Funds own more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Funds' total assets; or
(3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Funds.

Under a statutory exemption from the above restrictions, the above stated limits would not apply in cases where, immediately after the purchase, a Fund and any "affiliated persons" of the Fund, as defined in the 1940 Act, owns no more than 3% of the total outstanding shares of the other investment company, so long as the Fund: (i) does not charge a sales load of more than 1 1/2% and (ii) exercises its proxy voting rights in shares of the other investment company by either passing the vote through to the Fund's shareholders or voting such shares proportionately to all other holders of the security. In addition, the other investment company is obligated to redeem shares held by the Fund only in an amount up to 1% of such investment company's outstanding securities during any period of less than 30 days. To the extent a Fund and any "affiliated persons" of the Fund owns more than 1% of the total outstanding shares of the other investment company, such shares held by the Fund in excess of 1% will be considered illiquid securities.


Investment company shares may include securities issued by exchange traded Funds ("ETFs"). ETFs are investment companies whose shares can be traded on an exchange and whose underlying assets are stocks selected to track a particular index. Therefore, an ETF can track the performance of an index in much the same way as a traditional indexed mutual Fund. But unlike many traditional investment companies, which are only bought and sold at closing net asset values, ETFs are tradable in the secondary market on an intra-day

Basis, and are redeemed principally in-kind at each day's next calculated net asset value. These arrangements are designed to protect ongoing shareholders from adverse effects on the ETFs that could arise from frequent cash creation and redemption transactions. Moreover, in contrast to conventional indexed mutual Funds where redemptions can have an adverse tax impact on shareholders because of the need to sell portfolio securities (which sales may generate taxable gains), the in-kind redemption mechanism of the ETFs generally will not lead to a tax event for the ETF or its ongoing shareholders. ETFs, like other investment companies, typically incur fees that are separate from those fees incurred directly by the Funds. A Fund's purchase of ETFs results in the layering of expenses, such that Fund shareholders would indirectly bear a proportionate share of any ETFs' operating expenses.

Some of the risks of investing in ETFs are similar to those of investing in an indexed mutual Fund, including: market risk (the risk of fluctuating stock prices in general), asset class risk (the risk of fluctuating prices of the stocks represented in the ETF's index), tracking error risk (the risk of errors in matching the etf's underlying assets to the index), industry concentration risk (the risk of the stocks in a particular index being concentrated in an industry performing poorly relative to other stocks) and the risk that since an etf is not actively managed it cannot sell poorly performing stocks as long as they are represented in the index. Other etf risks include: the risk that ETFs may trade at a discount from their net asset value and the risk that the ETFs may not be liquid. The Funds' investments in shares of ETFs are subject to the same restrictions as shares of other investment companies.

ETFs may operate as open-end investment companies, closed-end investment companies or unit investment trusts. Examples of ETFS in which the Funds may invest include:


o STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS"). SPDRs are securities that represent ownership in a unit investment trust (a "UIT") that holds a portfolio of common stocks designed to track the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"). SPDRs may be obtained from the UIT directly or purchased in the secondary market. SPDRs are generally listed on the American Stock Exchange. The price of SPDRs is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of SPDRS is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Fund could result in losses on SPDRs.

o NASDAQ-100 - SERIES 1 ("QQQ" OR "CUBES"). Cubes are a stock issued by a UIT that holds a portfolio of common stocks designed to track the performance OF THE Nasdaq-100 Index. The price of the stock corresponds to the performance of its component equities and is approximately one-fortieth of the Nasdaq-100's value. Like SPDRs, Cubes may be obtained from the UIT directly or purchased in the secondary market. Cubes are generally listed on the american stock exchange. The price of Cubes is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of Cubes is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for Cubes is based on a basket of stocks. Disruptions in the markets for the securities underlying Cubes purchased or sold by the Fund could result in losses on Cubes.


MONEY MARKET SECURITIES. Money market securities include short-term U.S. Government Securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see the Appendix to this SAI.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. Government obligations in which the Profile Series may invest include U.S. Treasury Obligations and the obligations of U.S. Government Agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government Securities are not guaranteed against price movements due to fluctuating interest rates.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Funds may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that

Fund, amounts to more than 15% of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SECURITIES LENDING. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES. As consistent with the Funds' investment objectives, the Funds may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Funds own at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale "against-the-box" is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Funds sell a security they do not own. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. Until the security is replaced, the Funds are required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Funds close their short position or replaces the borrowed security, the Funds will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Funds' short positions.

SWAP AGREEMENTS. The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

TRACKING ERROR. The following factors may affect the ability of the Funds to achieve correlation with the performance of their respective benchmarks: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) a Fund holding less than all of the securities in the benchmark and/or securities not included in the benchmark; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover);
(5) a Fund holding instruments traded in a market that has become illiquid or disrupted; (6) Fund share prices being rounded to the nearest cent; (7) changes to the index hedged that are not disseminated in advance; (8) the need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements. In addition, the Adviser's use of hedging techniques will generally cause the Funds' performance to diverge from that of its respective index at times when hedges are employed.

VARIABLE AND FLOATING RATE INSTRUMENTS. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. To the extent required by the 1940 Act, a Fund will maintain with the custodian a separate account with liquid high-grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if deems it appropriate.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed without the consent of the holders of a majority of each Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

No Fund may:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund on the last day of each fiscal quarter. This restriction applies to 75% of each Fund's assets.

2. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (ii) repurchase agreements involving such securities.

      For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; technology companies will be divided according to their respective product lines and services;
      (iii) supranational entities will be considered a separate industry; and
      (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where a Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies;
      (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

NON-FUNDAMENTAL POLICIES

The following investment policies are non-fundamental policies of the Funds and may be changed by the Funds' Board of Trustees.

No Fund may:

1. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

2. Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.

4.    Purchase securities while its borrowing exceeds 5% of its total assets.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that a Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

Further, the S&P Fund and Nasdaq Fund may not change their investment strategies to invest at least 80% of each Fund's net assets in equity securities that make up the S&P 500 Index and Nasdaq-100 Index, respectively (unless a fund is employing a hedging technique), without 60 days' prior notice to shareholders.

The foregoing percentages are: (i) based on total assets (except for the limitation on illiquid securities which is based on net assets); (ii) will apply at the time of purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after as a result of a purchase of a security.

THE ADVISER


GENERAL. Toews Corporation (the "Adviser") is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was established in 1995 as an asset management firm focused on lowering the risk of stock market and mutual fund investing. The Adviser creates and manages investment products that match the objectives of its investment clients by using the Toews Corporation Risk Management System to detect market prices that are declining, and invoking hedges against losses. The principal business address of the Adviser is 1500 Market Street, 12th Floor, East Tower, Philadelphia, PA 19102. As of December 31, 2002, Toews Corporation had discretionary management authority with respect to approximately $144 million of assets under management.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of each Fund. The Adviser has contractually agreed to waive fees and reimburse expense to keep total operating expenses from exceeding certain levels specified in the prospectus for one year form the date of the prospectus. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Funds. For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds paid the following in management fees to the Adviser:

--------------------- ----------------------------------------------------- --------------------------------------------------------
        FUND                               FEES PAID                                              FEES WAIVED(1)
--------------------- ----------------- ----------------- ----------------- ------------------ ------------------- -----------------
                           2000               2001              2002              2000                2001               2002
--------------------- ----------------- ----------------- ----------------- ------------------ ------------------- -----------------
S&P                          *                 $0                $0                 *               $984               $73,975
--------------------- ----------------- ----------------- ----------------- ------------------ ------------------- -----------------
Nasdaq                       *                 $0                $0                 *               $2,545             $36,906
--------------------- ----------------- ----------------- ----------------- ------------------ ------------------- -----------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.


(1) For the fiscal year ended October 31, 2002, the Adviser additionally reimbursed fees of $211,413 for the S&P Fund and $227,013 for the Nasdaq Fund pursuant to the terms of its waiver arrangements with the Funds.


THE ADMINISTRATOR


GENERAL. SEI Investments Global Funds Services (the "Administrator") (formerly SEI Investments Mutual Funds Services), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.


ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.


ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee from each Fund, which is calculated daily and paid monthly, at an annual rate of 0.15% on the first $250 million of average daily net assets; 0.125% on the next $250 million; and 0.10% on average daily net assets over $500 million. However, the Funds pay the Administrator a minimum annual fee of $220,000 which would be increased by $15,000 per additional class. For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds paid the Administrator the following fees:

------------------ -------------------------------------------------------- --------------------------------------------------------
      FUND                                FEES PAID                                               FEES WAIVED
------------------ -------------------------------------------------------- --------------------------------------------------------
                          2000               2001                2002           2000                2001               2002
------------------ ------------------ ------------------ ------------------ ------------------ ------------------- -----------------
S&P                        *               $22,013             $141,260           *                  $0                 $0
------------------ ------------------ ------------------ ------------------ ------------------ ------------------- -----------------
Nasdaq                     *               $39,631             $108,741           *                  $0                 $0
------------------ ------------------ ------------------ ------------------ ------------------ ------------------- -----------------


* An asterisk indicates that the Fund had not commended operations for the period indicated. The Funds commenced operations on July 31, 2001.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

DISTRIBUTION PLAN. The Trust has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that Advisor Class shares of the Funds will pay the Distributor a fee of 1.00% of each Fund's average daily net assets attributable to Advisor Class shares which the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or the provision of shareholder services with respect to shares. The Trust intends to operate the Plan in accordance with its terms and with the NASD rules concerning sales charges.


For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds paid the Distributor the following fees pursuant to the Plan:

------------------ ---------------------------------------------------- ------------------------------------------------------------
      FUND                           12B-1 FEES PAID                               12B-1 FEES RETAINED BY THE DISTRIBUTOR
------------------ ----------------- ---------------- ----------------- ------------------- -------------------- -------------------
                         2000            2001**             2002               2000                2001                 2002
------------------ ----------------- ---------------- ----------------- ------------------- -------------------- -------------------
S&P                       *               $215           $18,376                *                   $6                   $0
------------------ ----------------- ---------------- ----------------- ------------------- -------------------- -------------------
Nasdaq                    *               $240            $8,957                *                   $7                   $0
------------------ ----------------- ---------------- ----------------- ------------------- -------------------- -------------------


* An asterisk indicates that the Fund had not commenced operations as of the period indicated.


**    Each Fund commenced operations on July 31, 2001.


THE TRANSFER AGENT


Forum Shareholder Services LLC, Two Portland Square, Portland, Maine 04101, serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.


THE CUSTODIAN


Wachovia Bank N.A., 123 South Broad Street, Philadelphia, Pennsylvania 19109, acts as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT PUBLIC ACCOUNTANT

KPMG LLP serves as the independent auditors for the Funds.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST


BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's 45 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.


ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* (since
1991) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27)-- Trustee (since 1993)-- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (since 1992) -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27)-- Trustee (Since 1993)-- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee (Since 1993)-- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee (Since 1994) -- Partner, Dechert Price & Rhoads (law firm), September 1987 - December 1993; Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42)-- Trustee (Since 1999)-- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

----------
* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:


o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each Fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each Fund's independent auditor to the trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each Fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each Fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing each Fund's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three times in the most recently completed Trust fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met thirteen times in the most recently completed Trust fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term.

In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before this year's meeting , the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds;
(g) the level of the Adviser's profitability from its Fund-related operations;
(h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Agreement for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

---------------------- ------------------------------------------------------- -----------------------------------------------------
        NAME                    DOLLAR RANGE OF FUND SHARES (FUND)*                AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)*
---------------------- ------------------------------------------------------- -----------------------------------------------------
       Nesher                         None (S&P 500)                                                   None
                                      None (Nasdaq 100)
---------------------- ------------------------------------------------------- -----------------------------------------------------
       Cooney                         None (S&P 500)                                                   None
                                      None (Nasdaq 100)
---------------------- ------------------------------------------------------- -----------------------------------------------------
        Doran                         None (S&P 500)                                                   None
                                      None (Nasdaq 100)
---------------------- ------------------------------------------------------- -----------------------------------------------------
      Patterson                       None (S&P 500)                                                   None
                                      None (Nasdaq 100)
---------------------- ------------------------------------------------------- -----------------------------------------------------
       Peters                         None (S&P 500)                                                   None
                                      None (Nasdaq 100)
---------------------- ------------------------------------------------------- -----------------------------------------------------
       Storey                         None (S&P 500)                                                   None
                                      None (Nasdaq 100)
---------------------- ------------------------------------------------------- -----------------------------------------------------
      Sullivan                        None (S&P 500)                                                   None
                                      None (Nasdaq 100)
---------------------- ------------------------------------------------------- -----------------------------------------------------

*     Valuation date is December 31, 2002.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


---------------------- --------------------------- --------------------------- -------------------------- --------------------------
        Name                   Aggregate             Pension or Retirement         Estimated Annual        Total Compensation from
                              Compensation          Benefits Accrued as Part   Benefits Upon Retirement       the Trust and Fund
                                                        of Fund Expenses                                           Complex*
---------------------- --------------------------- --------------------------- -------------------------- --------------------------
       Nesher                      $0                         N/A                         N/A                         $0
---------------------- --------------------------- --------------------------- -------------------------- --------------------------
       Cooney                    $16,295                      N/A                         N/A                       $16,295
---------------------- --------------------------- --------------------------- -------------------------- --------------------------
        Doran                      $0                         N/A                         N/A                         $0
---------------------- --------------------------- --------------------------- -------------------------- --------------------------
      Patterson                  $16,988                      N/A                         N/A                       $16,988
---------------------- --------------------------- --------------------------- -------------------------- --------------------------
       Peters                    $16,988                      N/A                         N/A                       $16,988
---------------------- --------------------------- --------------------------- -------------------------- --------------------------
       Storey                    $16,988                      N/A                         N/A                       $16,988
---------------------- --------------------------- --------------------------- -------------------------- --------------------------
      Sullivan                   $16,988                      N/A                         N/A                       $16,988
---------------------- --------------------------- --------------------------- -------------------------- --------------------------


*     The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.


Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


JAMES R. FOGGO (DOB 06/30/64)-- President (since 2000)-- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary (since
2000) -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads (law firm), 1997-1999. Associate, at Richter, Miller & Finn (law firm), 1994-1997.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary (since 1995) -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the

Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP (law firm), 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads (law firm), 1990-1991.

SHERRY K. VETTERLEIN (DOB 06/22/62)-- Vice President and Assistant Secretary (since 2001)-- Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.


WILLIAM E. ZITELLI, JR. (DOB 6/14/68)-- Vice President and Secretary (since
2000)-- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group 1998-2000. Associate at Pepper Hamilton LLP (law firm), 1997-1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm), 1994-1997.


JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer (since 2001) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.


JOHN C. MUNCH (DOB 05/07/71) - Vice President and Assistant Secretary (since
2002) - Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin (law firm), 1998-2001. Associate at Seward & Kissel (law firm), 1996-1998.


JOHN MUNERA (DOB 01/14/63) - Vice President and Assistant Secretary - Middle Office Compliance Officer at SEI Investments Since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia 1998-2000. B.A. Political Science, University of Pennsylvania, 1986; MBA Temple University, 2000.

PERFORMANCE INFORMATION


From time to time, each of the Funds may include the Fund's yield, effective yield, total return or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Funds refers to the annualized income generated by an investment in that Fund over a specified 30-day period. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Calculation of Total Return" for more information on methodology of calculations.


Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.



CALCULATION OF TOTAL RETURN

TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)(n) = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS). The total return (after-taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)(n) = ATV(D), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATV(D) = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION). The total return (after-taxes on distributions and redemption) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)(n) = ATV(DR), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATV(DR) = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.


HISTORICAL PERFORMANCE. The average annual total return (before taxes), total return (after-taxes on distributions) and total return (after-taxes on distributions and redemption) for each of the Funds was as follows for the one-year and since inception periods, EACH ended October 31, 2002.

-------------------------------------------------- ---------------------------------------------------------------------------------
              FUND (INCEPTION DATE)                                           AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------- ---------------------------------------- ----------------------------------------
                                                                   ONE YEAR                            SINCE INCEPTION
-------------------------------------------------- ---------------------------------------- ----------------------------------------
S&P 500 (7/31/01)
-------------------------------------------------- ---------------------------------------- ----------------------------------------
INVESTOR CLASS BEFORE TAX                                            (3.20)%                                 (5.35)%
-------------------------------------------------- ---------------------------------------- ----------------------------------------
ADVISOR CLASS BEFORE TAX                                             (4.20)%                                 (6.25)%
-------------------------------------------------- ---------------------------------------- ----------------------------------------
INVESTOR CLASS AFTER-TAX ON DISTRIBUTIONS*                           (3.82)%                                 (5.91)%
-------------------------------------------------- ---------------------------------------- ----------------------------------------
INVESTOR CLASS AFTER-TAX ON DISTRIBUTIONS AND                        (1.94)%                                 (4.52)%
  REDEMPTION*
-------------------------------------------------- ---------------------------------------- ----------------------------------------
NASDAQ 100 (7/31/01)
-------------------------------------------------- ---------------------------------------- ----------------------------------------
INVESTOR CLASS BEFORE TAX                                            15.46%                                   2.34%
-------------------------------------------------- ---------------------------------------- ----------------------------------------
ADVISOR CLASS BEFORE TAX                                             14.42%                                   1.37%
-------------------------------------------------- ---------------------------------------- ----------------------------------------
INVESTOR CLASS AFTER-TAX ON DISTRIBUTIONS*                           15.05%                                   1.96%
-------------------------------------------------- ---------------------------------------- ----------------------------------------
INVESTOR CLASS AFTER-TAX ON DISTRIBUTIONS AND                         9.49%                                   1.68%
  REDEMPTION*
-------------------------------------------------- ---------------------------------------- ----------------------------------------


* After tax returns are shown for Investor Class shares only. After-tax returns for the Advisor Class shares will vary.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (NYSE) is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES


The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that is intended to supplement the discussion contained in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. Each fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. by following such a policy, each fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject

The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derives with respect to its business of investing in such stock, securities or currencies, or certain other income; (ii) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to each Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. The Board reserves the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

FEDERAL EXCISE TAX. Notwithstanding the distribution requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum

Distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.


Shareholder treatment. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from u.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.


Each Fund receives income generally in the form of dividends and interest on investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.


Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.


Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by each Fund. Similarly, foreign exchange losses realized by a fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a fund's ordinary income otherwise available for distribution to you. This treatment

Could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

FOREIGN TAXES. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. Federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by each Fund.

In certain cases, each Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the internal revenue service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non u.S. Investors in the Funds may be subject to u.S. Withholding and estate tax and are encouraged to consult their tax advisers prior to investing in a Fund.


STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.


Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.


FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.


For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------------------------------------------------
       FUND            AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
--------------------------------------------------------------------------------
                        2000                  2001**                 2002
--------------------------------------------------------------------------------
S&P                      *                   $1,620                $173,036
--------------------------------------------------------------------------------
Nasdaq                   *                  $10,333                 $79,316
--------------------------------------------------------------------------------


* An asterisk indicates that the Fund had not commenced operations as of the period indicated.


**    Each Fund commenced operations on July 31, 2001.


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


For the Trust's most recently completed fiscal year ended October 31, 2002, the FUND paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

---------------------- ------------------------------------------------------- -----------------------------------------------------
        FUND              TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS FOR         TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING
                                         RESEARCH SERVICES                          BROKERAGE COMMISSIONS FOR RESEARCH SERVICES
---------------------- ------------------------------------------------------- -----------------------------------------------------
S&P                                           $80,648                                               $42,603,095
---------------------- ------------------------------------------------------- -----------------------------------------------------
NASDAQ                                        $48,219                                               $15,065,208
---------------------- ------------------------------------------------------- -----------------------------------------------------


BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Distributor and reflect fees paid in connection with Fund repurchase agreement transactions.

-------------------- --------------------------------------- ----------------------------------- -----------------------------------
       FUND           AGGREGATE DOLLAR AMOUNT OF BROKERAGE     PERCENTAGE OF TOTAL BROKERAGE         PERCENTAGE OF TOTAL BROKERAGE
                     COMMISSIONS PAID TO AFFILIATED BROKERS    COMMISSIONS PAID TO AFFILIATED        TRANSACTIONS EFFECTED THROUGH
                                                                          BROKERS                         AFFILIATED BROKERS
-------------------- --------------------------------------- ----------------------------------- -----------------------------------
                         2000        2001**        2002                     2002                                 2002
-------------------- ------------- ------------ ------------ ----------------------------------- -----------------------------------
S&P                       *            $0         $2,022                    100%                                 100%
-------------------- ------------- ------------ ------------ ----------------------------------- -----------------------------------
NASDAQ                    *            $2         $1,295                    100%                                 100%
-------------------- ------------- ------------ ------------ ----------------------------------- -----------------------------------


* An asterisk indicates that the Fund had not commenced operations as of the period indicated.


**    Each Fund commenced operations on JULY 31, 2001.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year.


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS


As of February 3, 2003, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of A Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act.

TOEWS NASDAQ - 100 HEDGED INDEX FUND: INVESTOR CLASS

SHAREHOLDER                               NUMBER OF SHARES           %
-----------                               ----------------           -

LPL Financial Services                       122,745.491            6.39%
A/c 5069-8634
9785 Towne Centre Drive
San Diego, CA 92121-1968

TOEWS S&P 500 HEDGED INDEX FUND: ADVISOR CLASS

SHAREHOLDER                               NUMBER OF SHARES           %
-----------                               ----------------           -

FTC & Co. Acct. #00521                      115,716.191             8.23%
Attn: Datalynx House Account
PO Box 173736
Denver, CO 80217-3736

The Funds believe that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers.


EXPERTS


The financial statements incorporated by reference in the prospectus have been audited by KPMG LLP, independent auditors, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.


FINANCIAL STATEMENTS


The financial statements for the fiscal period ended October 31, 2002, including notes thereto and the report of KPMG LLP thereon, are herein incorporated by reference. A copy of the Funds' 2002 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.


BENCHMARK INFORMATION

TOEWS S&P 500 HEDGED INDEX FUND

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companis, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to The Advisors' Inner Circle Fund - Towes S&P 500 Hedged Index Fund (Licensee) is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by the Fund how it is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSION, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS),

EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

TOEWS NASDAQ-100 HEDGED INDEX FUND

The Fund is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the CORPORATIONS). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to The Advisors' Inner Circle Fund - Toews Nasdaq-100 Hedged Index Fund (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

APPENDIX

DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          o     Leading market positions in well-established industries.

          o     High rates of return on funds employed.

          o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          o Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

o Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

o Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                       STATEMENT OF ADDITIONAL INFORMATION


                         THE ADVISORS' INNER CIRCLE FUND
                                  MARCH 1, 2003


                               INVESTMENT ADVISER:
                        THOMPSON, SIEGEL & WALMSLEY, INC.


This Statement of Additional Information (SAI) is not a prospectus. This SAI relates to the following series of The Advisors' Inner Circle Fund (the "Trust"):


                              TS&W EQUITY PORTFOLIO
                           TS&W FIXED INCOME PORTFOLIO
                       TS&W INTERNATIONAL EQUITY PORTFOLIO


It is intended to provide additional information regarding the activities and operations of the trust and the ts&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio (each a "Fund" and collectively, the "Funds") and should be read in conjunction with the Funds' Prospectus dated March 1, 2003. This SAI is incorporated by reference into the Funds' prospectus. Capitalized terms not defined herein are defined in the prospectus. Prospectuses may be obtained by writing to the Trust or calling toll-free 866-4TSW-FUN.
                                TABLE OF CONTENTS

THE TRUST....................................................................S-1
GLOSSARY.....................................................................S-1
DESCRIPTION OF PERMITTED INVESTMENTS.........................................S-2
INVESTMENT POLICIES OF THE FUNDS............................................S-25
INVESTMENT ADVISORY AND OTHER SERVICES......................................S-27
THE ADMINISTRATOR...........................................................S-29
THE DISTRIBUTOR.............................................................S-30
TRANSFER AGENT..............................................................S-30
CUSTODIAN...................................................................S-30
INDEPENDENT ACCOUNTANT......................................................S-31
LEGAL COUNSEL...............................................................S-31
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-31
PERFORMANCE INFORMATION.....................................................S-36
COMPUTATION OF YIELD........................................................S-36
CALCULATION OF TOTAL RETURN.................................................S-37
PURCHASING AND REDEEMING SHARES.............................................S-38
DETERMINATION OF NET ASSET VALUE............................................S-39
TAXES.......................................................................S-39
BROKERAGE ALLOCATION AND OTHER PRACTICES....................................S-43
DESCRIPTION OF SHARES.......................................................S-45
SHAREHOLDER LIABILITY.......................................................S-45
LIMITATION OF TRUSTEES' LIABILITY...........................................S-46
CODES OF ETHICS.............................................................S-46
5% AND 25% SHAREHOLDERS.....................................................S-46
EXPERTS.....................................................................S-47
FINANCIAL STATEMENTS........................................................S-48
APPENDIX.....................................................................A-1

MARCH 1, 2003
TSW-SX-001-0200

THE TRUST

GENERAL. Each Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Generally, each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.


HISTORY OF THE FUNDS. The TS&W Equity Portfolio is the successor to the UAM Funds, Inc. TS&W Equity Portfolio (the "Predecessor Equity Fund"). The TS&W International Equity Portfolio is the successor to the UAM Funds, Inc. TS&W International Equity Portfolio (the "Predecessor International Equity Fund"). The TS&W Fixed Income Portfolio is the successor to the UAM Funds, Inc. TS&W Fixed Income Portfolio (the "Predecessor Fixed Income Fund" and together with the Predecessor Equity Portfolio and the Predecessor International Equity Portfolio, the "Predecessor Funds"). The Predecessor Funds were managed by Thompson, Siegel & Walmsley, Inc. ("TS&W" or the "Adviser") using the same investment objective, strategies, policies and restrictions as those used by the Funds. The Predecessor Equity Fund, The Predecessor International Equity Fund and the Predecessor Fixed Income Fund's dates of inception were July 17, 1992, December 18, 1992 and July 17, 1992, respectively. The Predecessor Equity Fund, the Predecessor International Equity Fund and the Predecessor Fixed Income Fund dissolved and reorganized into the TS&W Equity Portfolio, the TS&W International Equity Portfolio and the TS&W Fixed Income Portfolio, respectively, on June 24, 2002. Substantially all of the assets of each Predecessor Fund were transferred to its successor in connection with the Funds' commencement of operations on June 24, 2002.


VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

GLOSSARY

All terms that this SAI does not otherwise define have the same meaning in the SAI as they do in the Funds' prospectus.

o      1933 ACT means the Securities Act of 1933, as amended.

o      1934 ACT means the Securities Exchange Act of 1934, as amended.

o      1940 ACT means the Investment Company Act of 1940, as amended.

o ADVISER means Thompson, Siegel & Walmsley, Inc., the investment adviser to the Funds.

o BOARD MEMBER refers to a single member of the Trust's Board of Trustees.

o      BOARD refers to the Trust's Board of Trustees as a group.

o      TRUST refers to The Advisors' Inner Circle Fund.

o      NAV is the net asset value per share of a Fund.

o      NYSE is the New York Stock Exchange.

o      SEC is the U.S. Securities and Exchange Commission.


o ADMINISTRATOR is SEI Investments Global Funds Services, Inc. (formerly named SEI Investments Mutual Funds Services)


o      DISTRIBUTOR is SEI Investments Distribution Co.

Capitalized terms not defined herein are defined in the Funds' prospectus.


DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUNDS USE?

The Fund's investment objectives and principal investment strategies are described in the prospectus(es). The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - U.S. Government Securities are securities issued by the U.S. Treasury (treasury securities) and securities issued by a federal agency or a government-sponsored entity (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years, and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

   o  By the right of the issuer to borrow from the U.S. Treasury;

   o By the discretionary authority of the U.S. government to buy the obligations of the agency; or

   o  By the credit of the sponsoring agency.


While U.S. Government Securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. Government Securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. Government Securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Funds.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, the Funds may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Funds may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. Government Securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Funds will only invest in a security issued by a commercial bank if the bank:

   o Has total assets of at least T$1 billion, or the equivalent in other currencies;
   o  Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
      and
   o Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the U.S. by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o   INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o   PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can reduce the value of mortgage-backed securities, which may cause your share price to fall. Lower rates may motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o   EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Funds' average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. Government Securities as a means of "locking in" interest rates.

o   CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's, S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Funds may invest in securities of any rating.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Funds' prospectus, the Funds may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the U.S. on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.


OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o   PURCHASING PUT AND CALL OPTIONS


When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

   o  Allowing it to expire and losing its entire premium;
   o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
   o  Closing it out in the secondary market at its current price.

o   SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.


A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Funds would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.


The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning, among other things:

   o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
   o A call option on the same security or index with the same or lesser exercise price;
   o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

   o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

   o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the put option by, among other things:

   o  Entering into a short position in the underlying security;

   o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

   o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

   o  Maintaining the entire exercise price in liquid securities.

o   OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o  OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.


o   COMBINED POSITIONS

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS


A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

   o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

   o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

   o  Do not require an initial margin deposit.

   o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.


FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

SWAPS, CAPS, COLLARS AND FLOORS


SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Funds may not be able to recover the money it expected to receive under the contract.


A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.


o   EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Funds will be committed to pay.

o   INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

o   CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.


CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.


CORRELATION OF PRICES - A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

   o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

   o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

   o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

   o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

   o  have to purchase or sell the instrument underlying the contract;

   o  not be able to hedge its investments; and

   o  not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

   o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

   o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

   o the facilities of the exchange may not be adequate to handle current trading volume;

   o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

   o investors may lose interest in a particular derivative or category of derivatives.


MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.


If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.


VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

   o  actual and anticipated changes in interest rates;

   o  fiscal and monetary policies; and

   o  national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government Securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one-month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.


An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

   o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

   o Factors affecting an entire industry, such as increases in production costs; and

   o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO") - A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. Investors can invest in foreign securities in a number of ways:

   o They can invest directly in foreign securities denominated in a foreign currency;

   o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

   o  They can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS (ADRS) - American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. Europeans Depositary Receipts are similar to ADRs, except that they are typically issued by European Banks or trust companies.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

   o The economies of foreign countries may differ from the economy of the U.S. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

   o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

   o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

   o The internal policies of a particular foreign country may be less stable than in the U.S.. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

   o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other companies may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the U.S.. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the U.S. will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the U.S. Foreign stock markets tend to differ from those in the U.S. in a number of ways.

Foreign stock markets:

   o are generally more volatile than, and not as developed or efficient as, those in the U.S.;

   o  have substantially less volume;

   o trade securities that tend to be less liquid and experience rapid and erratic price movements;

   o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

   o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

   o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

   o Foreign markets may offer less protection to shareholders than U.S. markets because:

   o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

   o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

   o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the U.S.

   o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

   o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

   o restrictions on transferring securities within the U.S. or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

   o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

   o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

   o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

   o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

   o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

   o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.


TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

   o  Have relatively unstable governments;

   o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

   o  Offer less protection of property rights than more developed countries;
      and

   o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.


THE EURO - Effective JULY 1, 2002, the euro has replaced the national currencies of the following member country of the European Union: Austria, Belgium, finland, france, germany, ireland, italy, luxembourg, the netherlands, portugal and Spain.

The European Central Bank has control over each country's monetary policies. Therefore, the participating countries do not control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels. The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the members states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which a fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions such as day-count fractions or settlement dates to underlying instruments may be changed to conform to the conventions applicable to euro currency.


The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. in addition to the effects described above, it is likely that more general short- and long-term consequences can be expected, such as changes in economic environment and change in behavior of investors, all of which will impact a Fund's euro-denominated investments.

INVESTMENT COMPANIES

A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. A Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

REPURCHASE AGREEMENTS

In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Funds normally use repurchase agreements to earn income on assets that are not invested.

When a Fund enters into a repurchase agreement it will:

   o Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

   o Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (I.E., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES

The Funds may purchase restricted securities that are not registered for sale to the general public. The Funds may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Funds' investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING

A Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

   o The borrower must provide collateral at least equal to the market value of the securities loaned;

   o The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the
      U. S. government;

   o The borrower must add to the collateral whenever the price of the securities loaned rises (I.E., the borrower "marks to the market" on a daily basis);

   o  It must be able to terminate the loan at any time;

   o It must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

   o  It must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

   o Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

   o  Experience delays in recovering its securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

   o  Take advantage of an anticipated decline in prices.

   o  Protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

To borrow the security, a Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.


SHORT SALES AGAINST THE BOX - In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to a Fund.

RESTRICTIONS ON SHORT SALES:

A Fund will not short sell a security if:

   o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

   o The market value of the securities of any single issuer that have been sold short by a Fund would exceed two percent (2%) of the value of a Fund's net assets.

   o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government Securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.


INVESTMENT POLICIES OF THE FUNDS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Funds will determine compliance with the investment limitation percentage below (with the exception of a limitation relating to borrowing) and other applicable investment requirements in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Funds generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. Each of the Funds will not:

   o Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

   o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time.

   o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

   o Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

   o Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

   o Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in securities of issuers that deal or invest in real estate and (3) that a Fund may purchase securities secured by real estate or interests therein.

   o Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

   o Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.


NON-FUNDAMENTAL POLICIES

The following limitations are non-fundamental, which means the Funds may change them without shareholder approval. Each of the Funds may:

   o not borrow money, except that (1) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 331/3% of its total assets (including the amount borrowed), (2) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) a Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

      Notwithstanding the investment restrictions above, a Fund may not borrow amounts in excess of 331/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

   o purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

   o purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

   o  invest in the securities of foreign issuers.

   o purchase shares of other investment companies to the extent permitted by applicable law. A fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

      The 1940 Act currently permits a Fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

   o invest in illiquid and restricted securities to the extent permitted by applicable law.

      The Funds intend to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

   o  write covered call options and may buy and sell put and call options.

   o  enter into repurchase agreements.

   o lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 331/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

   o  sell securities short and engage in short sales "against the box."

   o  enter into swap transactions.

Further,

1. The Equity Portfolio may not change its investment strategy to invest at least 80% of its net assets in a diversified portfolio of companies that are relatively large in terms of revenues and assets, and a market capitalization that exceeds $3 billion at time of purchases without 60 days' prior notice to shareholders.

2. The International Equity Portfolio may not change its investment strategy to invest at least 80% of its net assets in equity securities of foreign companies representing at least three countries other then the U.S. without 60 days' prior notice to shareholders.

3. The Fixed Income Portfolio may not change its investment strategy to invest at least 80% of its net assets in a diversified mix of investment-grade debt securities without 60 days' prior notice to shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER. Thompson, Siegel & Walmsley, Inc., a Virginia corporation located at 5000 Monument Avenue, Richmond, Virginia 23230, is the investment adviser to the Funds. The Adviser manages and supervises the investment of each Fund's assets on a discretionary basis. The Adviser, a subsidiary of Old Mutual
(US) Holdings Inc. (formerly named United Asset Management Corporation), has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970.


Old Mutual (US) HOLDINGS INC. is a holding company incorporated in Delaware in December 1980 (under the name United Asset Management Corporation) for the purpose of acquiring and owning firms engaged primarily in institutional investment management. In September 2000, Old Mutual plc purchased all of the shares of United Asset Management Corporation. Subsequently, the name of the United Asset Management Corporation was changed to Old Mutual (US) Holdings Inc. Since its first acquisition in August 1983, Old Mutual (US) HOLDINGS INC. has acquired or organized more than 50 affiliated firms. Currently, Old Mutual (US) HOLDINGS INC. has 23 affiliates who are SEC registered investment advisers. The affiliated firms provide investment management services to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them. Old Mutual (US) HOLDINGS INC. is a subsidiary of Old Mutual plc, a financial services company based in the United Kingdom.

PORTFOLIO MANAGEMENT

EQUITY, FIXED INCOME AND INTERNATIONAL EQUITY PORTFOLIOS:
Investment committees are primarily responsible for the day-to-day management of the Equity, Fixed Income and International Equity Portfolios. Listed below are the investment professionals of the Adviser that comprise those committees and a description of their business experience during the past five years.



     Name & Title                 Experience
     ---------------------------- ----------------------------------------------
     Matthew G. Thompson, CFA     Washington & Lee  University,  B.S.  Commerce,
     Managing Director            1964;  University  of Virginia  Graduate
                                  School of Business Administration,  M.B.A.,
                                  1966; Chartered Financial Analyst; Chartered
                                  Investment Counsel: Co-founder of Thompson,
                                  Siegel, & Walmsley, Inc. in 1969.
     ---------------------------- ----------------------------------------------
     Horace P. Whitworth, II,     University of Virginia,  B.S. Commerce,  1978;
     CFA, CPA                     Chartered  Financial Analyst;  Chartered
     Senior Vice President        Investment Counsel; Thompson, Siegel &
                                  Walmsley, Inc., 1986-Present.
     ---------------------------- ----------------------------------------------
     William M. Bellamy, CFA      Cornell University, B.S., 1987; Duke
     Vice President               University, MBA, 1991; First Union Capital
                                  Markets - Vice President 1994 - 2000; Trusco
                                  Capital Management - Vice President 2000 -
                                  Nov. 2002; Thompson, Siegel & Walmsley, Nov.
                                  2002 - Present.
     ---------------------------- ----------------------------------------------
     G.D. Rothenberg, CFA         University of Virginia, B.A., 1975; UCLA, The
     Vice President               Anderson School, M.B.A., 1979; Chartered
                                  Financial Analyst; Chartered Investment
                                  Counsel; Thompson, Siegel, & Walmsley, Inc.,
                                  1992-Present.
                                  Before joining the adviser in 1992, Mr.
                                  Rothenberg was involved in international
                                  investment management at Scudder, Stevens &
                                  Clark, Inc.
     ---------------------------- ----------------------------------------------
     Elizabeth   Cabell           The College of William and Mary, B.A.
     Jennings, CFA                Economics,  1985;  Chartered  Financial
     Senior Vice President        Analyst; Chartered Investment Counsel;
                                  Thompson, Siegel & Walmsley, Inc.,
                                  1986-Present.
     ---------------------------- ----------------------------------------------
     Paul A. Ferwerda, CFA        Auburn  University,  B.S.  Finance,  1979;
     Senior Vice President        Duke  University,  Fuqua School of Business,
                                  M.B.A.,  1985;  Chartered Financial Analyst;
                                  Chartered  Investment  Counsel;  Thompson,
                                  Siegel & Walmsley, Inc., 1987-Present.
     ---------------------------- ----------------------------------------------
     Tom Thompson                 Dartmouth College,  A.B., 1975; The Amos Tuck
     SENIOR Vice President        School,  Dartmouth College,  M.B.A., 1979;
                                  First Union  Securities,  Inc.,  Managing
                                  Director and Senior Equity Research  Analyst,
                                  1996-2000; Thompson, Siegel & Walmsley, Inc.,
                                  January 2001-Present.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


ADVISORY FEES PAID TO THE ADVISER. For its services, the Equity Portfolio, International Equity Portfolio and Fixed Income Portfolio pay the Advisor a fee calculated at an annual rate of 0.75%, 1.00%, and 0.45% of their average net assets, respectively. Due to the effect of fee waivers by the Adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. For the last three fiscal years, the Funds and the Predecessor Funds paid the following in management fees to the Adviser:

--------------------------- -----------------------------------------------
           FUND                                FEES PAID*
--------------------------- -----------------------------------------------
                                 2000              2001            2002
--------------------------- ---------------- --------------- --------------
Equity                          $610,147         $486,634        $420,262
--------------------------- ---------------- --------------- --------------
International Equity          $1,322,231         $988,672        $757,774
--------------------------- ---------------- --------------- --------------
Fixed Income                    $264,941         $225,922        $176,875
--------------------------- ---------------- --------------- --------------
* For periods prior to June 24, 2002, figures relate to the Predecessor FUNDS.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator") (formerly named SEI Investments Mutual Funds Services), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to OTHER MUTUAL FUNDS.


ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.


ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% for the first $250 million in assets, 0.10% for the next $250 million in assets, 0.08% for the next $250 million in assets and 0.04% for all assets greater than $750 million. The minimum fee is $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, an additional $75,000 for each additional portfolio over three and $20,000 for each additional class per portfolio after the first class, apportioned to the Funds as a percentage of average daily net assets. Due to these minimums, the annual administration fee each Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2000, 2001 AND 2002, THE FUNDS AND THE PREDECESSOR Funds paid the following administration fees:

--------------------------- ------------------------------------------
                FUND                      ADMINISTRATION FEE*
--------------------------- ------------------------------------------
                                2000           2001          2002
--------------------------- ------------- -------------- -------------
Equity                        $171,923       $129,686      $110,020
--------------------------- ------------- -------------- -------------
International Equity           $226,179      $171,076      $138,512
--------------------------- ------------- -------------- -------------
Fixed Income                  $133,879       $104,190       $84,896
--------------------------- ------------- -------------- -------------
* UAM Fund Services, Inc. ("UAMFSI") served as the administrator to the Predecessor FUNDS until April 1, 2001, at which time SEI Investments Global Funds Services (formerly named SEI Investments Mutual Funds Services) became administrator. Prior to that date, the Administrator served as sub-administrator to the Predecessor Funds.


THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

TRANSFER AGENT

DST Systems, Inc., 330 W. 9th Street, Kansas City, Missouri 64105 serves as the FUNDS' transfer agent.

CUSTODIAN


Union Bank of California, 475 Sansome Street, 15TH Floor, San Francisco, California 94111 (the "Custodian") acts as custodian for the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT  ACCOUNTANT

PricewaterhouseCooperS LLP serves as independent public accountant for the Fund.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST


BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's additional 45 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.


MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.


ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* (since
1991) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27)-- Trustee (since 1993)-- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (since 1992) -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee (Since 1993) -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee (Since 1993) -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee (Since 1994) -- Partner, Dechert Price & Rhoads (LAW FIRM), September 1987 - December 1993; Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee (Since 1999) -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.


*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:


     o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each Fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each Fund's independent auditor to the trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each Fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each Fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing each Fund's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three times in the most recently completed Trust fiscal year.

     o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing

     Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met thirteen times in the most recently completed Trust fiscal year.

     o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.


Before approving the Advisory Agreement, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Fund-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received or discussed at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.


Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Agreement for an initial two-year term.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.


-------------------------------- -------------------------------------------------- ------------------------------------------
                                                                                      AGGREGATE DOLLAR RANGE OF SHARES (ALL
             NAME                       DOLLAR RANGE OF FUND SHARES (FUND)*                          FUNDS)*
-------------------------------- -------------------------------------------------- ------------------------------------------
Nesher                                None (TS&W Equity)
                                      None (TS&W International Equity)                                None
                                      None (TS&W Fixed Income)
-------------------------------- -------------------------------------------------- ------------------------------------------
Cooney                                None (TS&W Equity)
                                      None (TS&W International Equity)                                None
                                      None (TS&W Fixed Income)
-------------------------------- -------------------------------------------------- ------------------------------------------
Doran                                 None (TS&W Equity)
                                      None (TS&W International Equity)                                None
                                      None (TS&W Fixed Income)
-------------------------------- -------------------------------------------------- ------------------------------------------
Patterson                             None (TS&W Equity)
                                      None (TS&W International Equity)                                None
                                      None (TS&W Fixed Income)
-------------------------------- -------------------------------------------------- ------------------------------------------
Peters                                None (TS&W Equity)
                                      None (TS&W International Equity)                                None
                                      None (TS&W Fixed Income)
-------------------------------- -------------------------------------------------- ------------------------------------------
Storey                                None (TS&W Equity)
                                      None (TS&W International Equity)                                None
                                      None (TS&W Fixed Income)
-------------------------------- -------------------------------------------------- ------------------------------------------
Sullivan                              None (TS&W Equity)
                                      None (TS&W International Equity)                                None
                                      None (TS&W Fixed Income)
-------------------------------- -------------------------------------------------- ------------------------------------------

*        Valuation date is December 31, 2002.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


----------------------- ------------------- ----------------------------- ------------------------ ----------------------------
         Name               Aggregate          Pension or Retirement         Estimated Annual        Total Compensation from
                           Compensation     Benefits Accrued as Part of        Benefits Upon       the Trust and Fund Complex*
                                                   Fund Expenses                Retirement
----------------------- ------------------- ----------------------------- ------------------------ ----------------------------
Nesher                          $0                      N/A                         N/A                        $0
----------------------- ------------------- ----------------------------- ------------------------ ----------------------------
Cooney                         16,295                   N/A                         N/A                       16,295
----------------------- ------------------- ----------------------------- ------------------------ ----------------------------
Doran                           $0                      N/A                         N/A                        $0
----------------------- ------------------- ----------------------------- ------------------------ ----------------------------
Patterson                      16,988                   N/A                         N/A                       16,988
----------------------- ------------------- ----------------------------- ------------------------ ----------------------------
Peters                         16,988                   N/A                         N/A                       16,988
----------------------- ------------------- ----------------------------- ------------------------ ----------------------------
Storey                         16,988                   N/A                         N/A                       16,988
----------------------- ------------------- ----------------------------- ------------------------ ----------------------------
Sullivan                       16,988                   N/A                         N/A                       16,988
----------------------- ------------------- ----------------------------- ------------------------ ----------------------------

* The Trust is the only investment company in the "Fund Complex."


TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.


Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


JAMES R. FOGGO (DOB 06/30/64) -- President (since 2000) -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary (since
2000) -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads (LAW FIRM), 1997-1999. Associate, at Richter, Miller & Finn (LAW FIRM), 1994-1997.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary (since 1995) -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP (LAW FIRM), 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads (LAW FIRM), 1990-1991.

SHERRY K. VETTERLEIN (DOB 06/22/62) -- Vice President and Assistant Secretary (since 2001) -- Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.


WILLIAM E. ZITELLI, JR. (DOB 6/14/68) -- Vice President and Secretary (since
2000) -- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group 1998-2000. Associate at Pepper Hamilton LLP (LAW FIRM), 1997-1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (LAW FIRM), 1994-1997.

JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer (since 2001) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.


JOHN C. MUNCH (DOB 05/07/71) - Vice President and Assistant Secretary (since
2002) - Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin (LAW FIRM), 1998-2001. Associate at Seward & Kissel (LAW FIRM), 1996-1998.


JOHN MUNERA (DOB 01/14/63) - VICE PRESIDENT AND ASSISTANT SECRETARY - MIDDLE OFFICE COMPLIANCE OFFICER AT SEI INVESTMENTS SINCE 2000. SUPERVISING EXAMINER AT FEDERAL RESERVE BANK OF PHILADELPHIA 1998-2000. B.A. POLITICAL SCIENCE, UNIVERSITY OF PENNSYLVANIA, 1986; MBA TEMPLE UNIVERSITY, 2000.

PERFORMANCE INFORMATION

From time to time, each of the Funds may include the Fund's yield, effective yield, total return or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Funds refers to the annualized income generated by an investment in that Fund over a specified 30-day period. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Computation of Yield" and "Calculation of Total Return" for more information on methodology of calculations.

Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

COMPUTATION OF YIELD

The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. Yield will be calculated according to the following formula:


Yield = 2[((a-b)/cd+1)(6)-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended October 31, 2002 the Equity Portfolio's yield was 0.95%, the International Equity Portfolio's yield was 0.00%, and the Fixed Income Portfolio's yield was 3.20%.


CALCULATION OF TOTAL RETURN

TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)(n) = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS). The total return (after-taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)(n) = ATV(D), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATV(D) = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION). The total return (after-taxes on distributions and redemption) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)(n) = ATV(DR), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATV(DR) = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.


HISTORICAL PERFORMANCE. The average annual total return (before taxes), total return (after-taxes on distributions) and total return (after-taxes on distributions and redemption) for The Funds and the Predecessor Funds was as follows for the one-year, five-year, ten-year and since inception periods, each ended October 31, 2002.

-------------------------------------------------- -------------------------------------------------------------------------------
              FUND (INCEPTION DATE)                                         AVERAGE ANNUAL TOTAL RETURN*
-------------------------------------------------- -------------------------------------------------------------------------------
                                                          ONE YEAR                FIVE YEAR          TEN YEARS    SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------------------------
TS&W EQUITY PORTFOLIO (07/17/92)
----------------------------------------------------------------------------------------------------------------------------------
BEFORE TAXES                                               -19.68%                 -1.35%              7.10%           6.55%
-------------------------------------------------- ------------------------ ---------------------- -------------- ----------------
AFTER TAXES ON DISTRIBUTIONS                               -20.22%                 -4.75%              4.36%           3.89%
-------------------------------------------------- ------------------------ ---------------------- -------------- ----------------
AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS               -11.55%                 -1.90%              4.96%           4.57%
----------------------------------------------------------------------------------------------------------------------------------
TS&W INTERNATIONAL EQUITY PORTFOLIO (12/18/92)
----------------------------------------------------------------------------------------------------------------------------------
BEFORE TAXES                                                12.78%                 -2.06%               **             3.87%
-------------------------------------------------- ------------------------ ---------------------- -------------- ----------------
AFTER TAXES ON DISTRIBUTIONS                               -12.70%                 -3.32%               **             3.01%
-------------------------------------------------- ------------------------ ---------------------- -------------- ----------------
AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS                -7.64%                 -0.91%               **             3.56%
----------------------------------------------------------------------------------------------------------------------------------
TS&W FIXED INCOME PORTFOLIO (07/17/92)
-------------------------------------------------- ------------------------ ---------------------- -------------- ----------------
BEFORE TAXES                                                 4.66%                  6.33%              6.39%           6.34%
-------------------------------------------------- ------------------------ ---------------------- -------------- ----------------
AFTER TAXES ON DISTRIBUTIONS                                 2.83%                  4.00%              4.11%           4.11%
-------------------------------------------------- ------------------------ ---------------------- -------------- ----------------
AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS                 2.80%                  3.89%              3.98%           3.98%
-------------------------------------------------- ------------------------ ---------------------- -------------- ----------------

* For the periods prior to June 24, 2002, figures relate to the Predecessor Funds. ** The Fund had not commenced operations as of the period indicated.


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (NYSE) is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of 60 days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.


TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that is intended to supplement the discussion contained in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

THE FOLLOWING general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the CODE. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts DERIVES with respect to its business of investing in such stock, securities or currencies, or certain other income; (ii) at the end of each fiscal quarter of EACH Fund's taxable year, at least 50% of the market value of ITS total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers that THE Fund controls and which are engaged in the same, or similar, or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to EACH Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

If a Fund fails to qualify as a ric for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. The Board reserves the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

FEDERAL EXCISE TAX. Notwithstanding the Distribution requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) For the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated.

A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.


SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.


Each Fund receives income generally in the form of dividends and interest on investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.


Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.


Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by each Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of THE Fund's previously distributed income to be classified as a return of capital.

FOREIGN TAXES. Dividends and interest received by A Fund may be subject to Income, withholding or other taxes imposed by foreign countries and united states possessions that would reduce the yield on the Fund's securities. TAx conventions between certain countries and the United States may reduce or eliminate these taxes. foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the CLOSE of its taxable year consists OF securities of foreign corporations, the Fund will be eligible to, and intends to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by the Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a fund makes the election, it will report annually to its shareholders the respective amounts per share of the fund's income from sources within, and taxes paid to, foreign countries and United States possessions. Based upon their investment objectives, it is not anticipated that the Funds will be eligible to make the election.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by A Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by EACH Fund.

In certain cases, each fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts ON any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person OR U.S. resident alien.


Non U.S. Investors in the Funds may be subject to u.s. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in a fund.


state taxes. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from Rics often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a ric for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable TO an investment in A Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by A Fund. investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage

Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.


BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.


For the fiscal years ended October 31, 2000, 2001 and 2002, the Funds and the Predecessor Funds paid the following aggregate brokerage commissions on portfolio transactions:

---------------------------------------------- ------------------------------------------------------------------------
                    FUND                               AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID*
---------------------------------------------- ------------------------------------------------------------------------
                                                      2000                  2001                       2002
---------------------------------------------- ------------------- ------------------------ ---------------------------
Equity Portfolio                                     $117,179              $96,449                   $93,647
---------------------------------------------- ------------------- ------------------------ ---------------------------
International Equity Portfolio                       $203,170             $127,231                   $109,910
---------------------------------------------- ------------------- ------------------------ ---------------------------
Fixed Income Portfolio                                 $0                    $0                         $0
---------------------------------------------- ------------------- ------------------------ ---------------------------

* For the periods prior to June 24, 2002, figures relate to the Predecessor
Funds.


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ended October 31, 2002, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:


--------------------------------------------- -------------------------------------- -------------------------------------
                    FUND                        TOTAL DOLLAR AMOUNT OF BROKERAGE     TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                                               COMMISSIONS FOR RESEARCH SERVICES*    INVOLVING BROKERAGE COMMISSIONS FOR
                                                                                              RESEARCH SERVICES*
--------------------------------------------- -------------------------------------- -------------------------------------
Equity Portfolio                                              $38,461                            $12,896,447
--------------------------------------------- -------------------------------------- -------------------------------------
International Equity Portfolio                                  $0                                    $0
--------------------------------------------- -------------------------------------- -------------------------------------
Fixed Income Portfolio                                          $0                                    $0
--------------------------------------------- -------------------------------------- -------------------------------------

* For periods prior to June 24 2002, figures relate to the Predecessor FUNDS.


BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal years ended October 31, 2000 , 2001 AND 2002, neither the Funds nor the Predecessor Funds paid any brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of October 31, 2002, the TS&W Equity Portfolio , TS&W International Equity and the TS&W Fixed Income Portfolios did not hold any securities of regular brokers and dealers.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal years ended October 31, 2001 and 2002, the portfolio turnover rate for each of the Funds and the Predecessor Funds was as follows:

-----------------------------------------------------------------------------
                  FUND                  PORTFOLIO TURNOVER RATE
-----------------------------------------------------------------------------
                                    2001                      2002
-----------------------------------------------------------------------------
Equity                               42%                       33%
-----------------------------------------------------------------------------
International Equity                 26%                       22%
-----------------------------------------------------------------------------
FIXED INCOME                         36%                       42%
-----------------------------------------------------------------------------
*    FOR PERIOD PRIOR TO JUNE 24, 2002, FIGURES RELATE TO THE PREDECESSOR FUNDS.


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the Securities and Exchange Commission, and are available to the public.

5% AND 25% SHAREHOLDERS


As of February 3, 2003, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Fund. Persons who owned of record or beneficially more than 25% of A Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act.


TS&W EQUITY PORTFOLIO


Shareholder                                             %
-----------                                            ---
Charles Schwab & Co. Inc.                             16.70%
Reinvest Accounts
Attn: Mutual Funds
101 Montgomery Street
San Francisco 94104-4122

New York Life Trust Company                            8.97%
51 Madison Avenue, RM 117A
New York, NY 10010-1603

Lewis Gale Clinic, Inc.                                5.30%
c/o  Mr. Gil Coblentz
1802 Braeburn Dive
Salem, VA 24153-7399

TS&W INTERNATIONAL EQUITY PORTFOLIO

Shareholder                                             %
------------                                           ---
Riverside Health Care Foundation                      14.65%
606 Denhigh Blvd Ste 601
Newport News, VA 23608-4442


Charles Schwab & Co. Inc.                              9.80%
Reinvest Accounts
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

American Safety Razor Company                          7.82%
Attn: Mutual Funds
Razor Blade Lane
Verona, VA 24402


State Street Bank and Trust Company                    5.08%
Cust FBO Dan River Inc. Pension Plan
Thompson, Siegel & Walmsley Inc.
Specialized Trust Services
200 Newport Avenue Ext #TH1D
North Quincy, MA 02171-2145

TS&W FIXED INCOME PORTFOLIO


Shareholder                                             %
-----------                                            ---
Charles Schwab & Co. Inc.                             28.92%
Reinvest Accounts
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Lewis Gale Clinic, Inc.                                6.16%
c/o  Mr. Gil Coblentz
1802 Braeburn Dive
Salem, VA 24153-7399

The Fund believes that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of the Fund.

EXPERTS

The financial statements incorporated by reference in the prospectus have been audited by PricewaterhouseCoopers LLP, independent public accountant, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 2002, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, are herein incorporated by reference. A copy of the Funds' 2002 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

                                    APPENDIX

                                  BOND RATINGS


MOODY'S INVESTORS SERVICE, INC.

Preferred Stock Ratings

         aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

         a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

         plus (+) or minus (-): Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  This rating applies only to U.S. Tax-Exempt Municipals Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

   o  Leading market positions in well-established industries.


   o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

   o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

   o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime         Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.       Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

         AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

         CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

         C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking portfolio payments, but that is currently paying.

         D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        Short-Term Issue Credit Ratings

         A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

FITCH INC. RATINGS

International Long-Term Credit Ratings

         Investment Grade

         AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         Speculative Grade

         BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC,CC,C          High default risk. Default is a real possibility.
                           Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

         DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, I.E., below 50%.

                           Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         International Short-Term Credit Ratings

         F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D        Default.  Denotes actual or imminent payment default.

NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1".

"NR" indicates that Fitch Inc. does not rate the issuer or issue in question.

"Withdrawn:" A rating is withdrawn when Fitch Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.


`                                      A-7

                            PART C: OTHER INFORMATION
                         POST EFFECTIVE AMENDMENT NO. 62

   Item 23.     Exhibits:

   (a)(1) Registrant's Agreement and Declaration of Trust dated July 18, 1991, as originally filed with the SEC on August 29, 1991, is incorporated herein by reference to exhibit (1)(a) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No.33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

   (a)(2) Registrant's Amendment to the Agreement and Declaration of Trust dated December 2, 1996, is incorporated herein by reference to exhibit (1)(a) of Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 13, 1996.

   (a)(3) Registrant's Amendment to the Agreement and Declaration of Trust dated February 18, 1997, is incorporated herein by reference to exhibit (1)(b) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1997.

   (b)(1) Registrant's By-Laws are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 29, 1991.

   (b)(2) Registrant's Amended and Restated By-Laws are incorporated herein by reference to Exhibit (b)(2) of Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 22, 2001.

   (c)          Not Applicable.

   (d)(1) Investment Advisory Agreement between Registrant and HGK Asset Management, Inc. with respect to HGK Fixed Income Fund dated August 15, 1994 as originally filed with Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 15, 1994 is incorporated herein by reference to exhibit (5)(e) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed on February 28, 1996.

   (d)(2) Investment Advisory Agreement between Registrant and AIG Capital Management Corp. with respect to AIG Money Market Fund originally filed with Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on September 19, 1994 is incorporated herein by reference to exhibit (5)(f) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed February 27, 1997.

   (d)(3) Investment Advisory Agreement between Registrant and First Manhattan Co. with respect to FMC Select Fund dated May 3, 1995 as originally filed with Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-

                1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 1, 1995 is incorporated herein by reference to exhibit (5)(g) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File No. 33-42484) filed on February 28, 1996.

   (d)(4) Investment Advisory Agreement between Registrant and CRA Real Estate Securities L.P. dated December 31, 1996 with respect to the CRA Realty Shares Portfolio is incorporated herein by reference to exhibit (5)(h) of Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on May 22, 1997.

   (d)(5) Investment Advisory Agreement between Registrant and MDL Capital Management, Inc. with respect to the MDL Broad Market Fixed Income Portfolio and the MDL Large Cap Growth Equity Portfolio is incorporated herein by reference to exhibit (5)(e) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

   (d)(6) Investment Advisory Agreement between Registrant and SAGE Global Funds, LLC with respect to the SAGE Corporate Bond Fund is incorporated herein by reference to exhibit (5)(f) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

   (d)(7) Investment Sub-Advisory Agreement between SAGE Global Funds, LLC and Standard Asset Group, Inc. with respect to the SAGE Corporate Bond Fund is incorporated herein by reference to exhibit (5)(i) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

   (d)(8) Investment Advisory Agreement between Registrant and LSV Asset Management Company is incorporated herein by reference to exhibit (d)(8) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 22, 2001.

   (d)(9) Amended and Restated Schedule to the Investment Advisory Agreement dated May 3, 1995 between Registrant and First Manhattan Company with respect to the FMC Select and FMC Strategic Value Funds is incorporated herein by reference to exhibit (d)(9) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 29, 1998.

   (d)(10) Investment Advisory Agreement between Registrant and Sterling Partners Capital Management is incorporated herein by reference to exhibit (d)(10) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 12, 2001.

   (d)(11) Investment Advisory Agreement between the Registrant and GLB Fund Management, Inc. is incorporated herein by reference to exhibit (d)(11) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-

                1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 13, 2000.

   (d)(12) Investment Advisory Agreement between Registrant and Toews Corporation with respect to the Toews S&P 500 Hedged Index Fund and Toews Nasdaq-100 Hedged Index Fund is incorporated herein by reference to exhibit (d)(12) of Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 22, 2001.

   (d)(13) Investment Advisory Agreement between Registrant and Prospect Asset Management with respect to The Japan Smaller Companies Fund is incorporated herein by reference to exhibit (d)(13) of Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 22, 2001.

   (d)(14) Investment Advisory Agreement dated August 13, 2001 between Registrant and Synovus Funds Investment Advisors is incorporated herein by reference to exhibit (d)(14) of Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on November 5, 2001.

   (d)(15) Investment Sub-Advisory Agreement dated August 13, 2001 between Registrant, Synovus Funds Investment Advisors and Steinberg Priest Capital Management, Co., Inc. is incorporated herein by reference to exhibit (d)(15) of Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on November 5, 2001.

   (d)(16) Investment Advisory Agreement between Registrant and Cooke & Bieler, Inc. is incorporated herein by reference to exhibit
                (d)(16) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 16, 2001.

   (d)(17) Investment Advisory Agreement between Registrant and Acadian Asset Management, Inc. is incorporated herein by reference to exhibit (d)(17) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

   (d)(18) Investment Advisory Agreement between Registrant and Analytic Investors, Inc. is incorporated herein by reference to exhibit
                (d)(18) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

   (d)(19) Investment Advisory Agreement between Registrant and Cambiar Investors LLC is incorporated herein by reference to exhibit
                (d)(19) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

   (d)(20) Investment Advisory Agreement between Registrant and Chicago Asset Management Company is incorporated herein by reference to exhibit (d)(20) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on

                Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

   (d)(21) Investment Advisory Agreement between Registrant and Fiduciary Management Associates, Inc. is incorporated herein by reference to exhibit (d)(21) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

   (d)(22) Investment Advisory Agreement between Registrant and Independence Investment, LLC is incorporated herein by reference to exhibit (d)(22) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

   (d)(23) Investment Advisory Agreement between Registrant and Investment Counselors of Maryland, LLC is incorporated herein by reference to exhibit (d)(23) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

   (d)(24) Investment Advisory Agreement between Registrant and C.S. McKee, LLP is incorporated herein by reference to exhibit (d)(24) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

   (d)(25) Investment Advisory Agreement between Registrant and Rice, Hall, James & Associates is incorporated herein by reference to exhibit (d)(25) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

   (d)(26) Investment Advisory Agreement between Registrant and Sirach Capital Management, Inc. is incorporated herein by reference to exhibit (d)(26) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

   (d)(27) Investment Advisory Agreement between Registrant and Thompson, Siegel & Walmsley, Inc. is incorporated herein by reference to exhibit (d)(27) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

   (d)(28) Investment Advisory Agreement between Registrant and Commerce Capital Markets, Inc. is incorporated herein by reference to exhibit (d)(28) of Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 9, 2002.

   (d)(29) Investment Advisory Agreement between Registrant and McKinley Capital Management, Inc. is incorporated herein by reference to exhibit (d)(29) of Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 9, 2002.

   (d)(30) Investment Advisory Agreement between Registrant and Chartwell Investment Partners is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 9, 2002.

   (e)(1) Amended and Restated Distribution Agreement between Registrant and SEI Financial Services Company dated August 8, 1994 as originally filed with Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on September 19, 1994 is incorporated herein by reference to exhibit (6) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File No. 33-42484) filed on February 28, 1996.

   (e)(2) Distribution Agreement between Registrant and CCM Securities, Inc. dated February 28, 1997 is incorporated herein by reference to exhibit (6)(b) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 30, 1997.

   (e)(3) Amended and Restated Sub-Distribution and Servicing Agreement between SEI Investments Company and AIG Equity Sales Corporation is incorporated herein by reference to exhibit (6)(c) to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

   (e)(4) Amended and Restated Distribution Agreement between Registrant and SEI Investments Distribution Co. dated November 12, 2002 is filed herewith.

   (f)          Not Applicable.

   (g)(1) Custodian Agreement between Registrant and CoreStates Bank N.A. originally filed Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on October 28, 1991 is incorporated herein by reference to exhibit (8) of Post-Effective Amendment No. 28 filed on February 27, 1997.

   (g)(2) Amended Custodian Agreement between Registrant and CoreStates Bank, N.A. is incorporated herein by reference to exhibit (g)(2) of Post-Effective Amendment No.39 filed on February 25, 2000.

   (g)(3) Custodian Agreement between the Registrant and Union Bank of California is incorporated herein by reference to exhibit (g)(3) of Post-Effective Amendment No.51 filed on June 14, 2002.

   (g)(4) Amendment dated May 21, 2001 to the Custody Agreement dated August 12, 1991 between the Registrant and First Union National Bank is incorporated herein by reference to exhibit (g)(4) of Post-Effective Amendment No.51 filed on June 14, 2002.

   (h)(1) Amended and Restated Administration Agreement between Registrant and SEI Financial Management Corporation, including schedules relating to Clover Capital Equity Value Fund, Clover Capital Fixed Income Fund, White Oak Growth Stock Fund, Pin Oak Aggressive Stock Fund, Roulston Midwest Growth Fund, Roulston Growth and Income Fund, Roulston Government Securities Fund, A+P Large-Cap Fund, Turner Fixed Income Fund, Turner Small Cap Fund,

                Turner Growth Equity Fund, Morgan Grenfell Fixed Income Fund, Morgan Grenfell Municipal Bond Fund and HGK Fixed Income Fund dated May 17, 1994 as originally filed with Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 15, 1994 is incorporated herein by reference to exhibit (9) of Post-Effective Amendment No. 24 filed on February 28, 1996.

   (h)(2) Schedule dated November 11, 1996 to Administration Agreement dated November 14, 1991 as Amended and Restated May 17, 1994 adding the CRA Realty Shares Portfolio is incorporated herein by reference to exhibit (9)(a) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on May 22, 1997.

   (h)(3) Shareholder Service Plan and Agreement for the Class A Shares of the CRA Realty Shares Portfolio is incorporated herein by reference to exhibit (9)(b) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 30, 1997.

   (h)(4) Schedule to Amended and Restated Administration Agreement dated May 8, 1995 to the Administration Agreement dated November 14, 1991 as Amended and Restated May 17, 1994 with respect to the FMC Select Fund is incorporated herein by reference to exhibit
                (9)(d) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1997.

   (h)(5) Consent to Assignment and Assumption of Administration Agreement dated June 1, 1996 is incorporated herein by reference to exhibit (9)(f) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1997.

   (h)(6) Schedule to the Amended and Restated Administration Agreement adding the MDL Broad Market Fixed Income Fund and the MDL Large Cap Growth Equity Fund incorporated herein by reference to exhibit (9)(f) of Post-Effective Amendment No.32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

   (h)(7) Schedule to the Amended and Restated Administration Agreement adding the SAGE Corporate Fixed Bond Fund is incorporated herein by reference to exhibit (9)(g) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

   (h)(8) Schedule dated May 19, 1997 to Administration Agreement dated November 14, 1991 between the Advisors' Inner Circle Fund and SEI Financial Management Corporation adding the AIG Money Market Fund is incorporated herein by reference to exhibit (9)(h) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

   (h)(9) Schedule to Administration Agreement relating to the CRA Realty Portfolio is incorporated herein by reference to exhibit (9)(i) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

   (h)(10) Shareholder Servicing Agreement for AIG Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

   (h)(11) Transfer Agency Agreement dated November 30, 1994 is incorporated herein by reference to exhibit (9)(k) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

   (h)(12) Amendment dated August 17, 1998 to the Schedule dated May 8, 1995 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between Registrant and SEI Financial Management Corporation is incorporated herein by reference to exhibit (h)(12) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 29, 1998.

   (h)(13) Assignment and Assumption Agreement dated February 27, 1998 between Registrant and Oak Associates Funds is incorporated herein by reference to exhibit (h)(13) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 29, 1998.

   (h)(14) Amended Schedule dated March 15, 1999 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994, relating to LSV Value Equity Fund, between Registrant and SEI Fund Resources is incorporated by reference to exhibit
                (h)(14) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 25, 2000.

   (h)(15) Amended Schedule dated August 15, 1999 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994, relating to HGK Fixed Income Fund, HGK Equity Value Fund and HGK Mid Cap Value Fund, between Registrant and SEI Investments Mutual Funds Services is incorporated by reference to exhibit (h)(15) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 25, 2000.

   (h)(16) Administration Agreement dated August 20, 1999 between Registrant, LSV Asset Management and Fidelity Brokerage Services, Inc. and National Financial Services Corporation is incorporated by reference to exhibit (h)(16) of Post-Effective Amendment No.39 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 25, 2000.

   (h)(17) Amended Schedule dated December 1, 1999 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994, relating CRA Realty Shares Portfolio, between Registrant and SEI Fund Resources is incorporated by reference to exhibit (h)(17) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 25, 2000.

   (h)(18) Amendment dated August 18, 1999 to the Operating Agreement dated January 5, 1996, relating to LSV Value Equity Fund, between the Registrant, LSV Asset Management and Charles Schwab & Co, Inc. is incorporated by reference to exhibit (h)(18) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 25, 2000.

   (h)(19) Schedule dated May 19, 2000 to the Administration Agreement dated November 14, 1991 between the Registrant and SEI Investments Mutual Funds Services relating to the AIG Money Market Fund is incorporated herein by reference to exhibit
                (h)(19) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on July 17, 2000.

   (h)(20) Schedule dated May 22, 2000 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services relating to the FMC Select and Strategic Value Funds is incorporated herein by reference to exhibit (h)(20) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No.33-42484) filed with the Securities and Exchange Commission on July 17, 2000.

   (h)(21) Transfer Agency and Services Agreement dated October 1, 2000, between the Registrant and Forum Shareholder Services, LLC, is incorporated herein by reference to exhibit (h)(21) of the Registrant's Post-Effective Amendment No. 41 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on December 13, 2000.

   (h)(22) Schedule to the Administration Agreement between Registrant and SEI Investments Mutual Funds Services relating to the GLB Aggressive Growth Fund is incorporated herein by reference to exhibit (h)(22) of the Registrant's Post-Effective Amendment No. 41 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on December 13, 2000.

   (h)(23) Schedule to the Administration Agreement between Registrant and SEI Investments Mutual Funds Services relating to the Sterling Partners' Balanced Portfolio and Sterling Partners' Small Cap Value Portfolio is incorporated herein by reference to exhibit
                (h)(23) of the Registrant's Post-Effective Amendment No. 42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 26, 2001.

   (h)(24) Schedule to the Administration Agreement between Registrant and SEI Investments Mutual Funds Services relating to the Toews S&P 500 Hedged Index Portfolio and Toews NASDAQ 100 Hedged Index Portfolio is incorporated herein by reference to exhibit (h)(24) of the Registrant's Post-Effective Amendment No. 42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 26, 2001.

   (h)(25) LSV Asset Management Contractual Fee Waiver Agreement is incorporated herein by reference to exhibit (h)(25) of the Registrant's Post-Effective Amendment No. 49 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 28, 2002.

   (h)(26) HGK Asset Management Contractual Fee Waiver Agreement is incorporated herein by reference to exhibit (h)(26) of the Registrant's Post-Effective Amendment No. 49 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 28, 2002.

   (h)(27) Schedule dated May 21, 2001 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Fund Resources is incorporated herein by reference to exhibit (h)(27) of the Registrant's Post-Effective Amendment No. 46 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on June 22, 2001.

   (h)(28) Toews Corporation Contractual Fee Waiver Agreement is incorporated herein by reference to exhibit (h)(28) of the Registrant's Post-Effective Amendment No. 49 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 28, 2002.

   (h)(29) Cooke & Bieler, L.P. Contractual Fee Waiver Agreement is incorporated herein by reference to exhibit (h)(29) of the Registrant's Post-Effective Amendment No. 49 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 28, 2002.

   (h)(30) Prospect Asset Management Contractual Fee Waiver Agreement is incorporated herein by reference to exhibit (h)(30) of the Registrant's Post-Effective Amendment No. 49 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 28, 2002.

   (h)(31) Schedule, dated February 20, 2002, to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the Sirach Portfolios is incorporated herein by reference to exhibit (h)(31) of Post-Effective Amendment No.51 filed on June 14, 2002.

   (h)(32) Schedule to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the TS&W Portfolios is incorporated herein by reference to exhibit
                (h)(32) of Post-Effective Amendment No.55 filed on August 30, 2002.

   (h)(33) Schedule, dated February 20, 2002, to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the ICM Small Company Portfolio is incorporated herein by reference to exhibit (h)(33) of Post-Effective Amendment No.51 filed on June 14, 2002.

   (h)(34) Schedule to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the Analytic Portfolios is incorporated herein by reference to exhibit
                (h)(34) of Post-Effective Amendment No.55 filed on August 30, 2002.

   (h)(35) Schedule, dated February 20, 2002, to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the Cambiar Opportunity Portfolio is incorporated herein by reference to exhibit (h)(35) of Post-Effective Amendment No.51 filed on June 14, 2002.

   (h)(36) Schedule to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the Chicago Asset Management Value Portfolio is incorporated herein by reference to exhibit (h)(36) of Post-Effective Amendment No.55 filed on August 30, 2002.

   (h)(37) Schedule, dated February 20, 2002, to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the FMA Small Company Portfolio is incorporated herein by reference to exhibit (h)(37) of Post-Effective Amendment No.51 filed on June 14, 2002.

   (h)(38) Schedule, dated February 20, 2002, to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the Rice, Hall, James Portfolios is incorporated herein by reference to exhibit (h)(38) of Post-Effective Amendment No.51 filed on June 14, 2002.

   (h)(39) Schedule to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the Independence Small Cap Portfolio is incorporated herein by reference to exhibit (h)(39) of Post-Effective Amendment No.55 filed on August 30, 2002.

   (h)(40) Schedule, dated February 20, 2002, to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the Acadian Emerging Markets Portfolio is incorporated herein by reference to exhibit (h)(40) of Post-Effective Amendment No.51 filed on June 14, 2002.

   (h)(41) Schedule, dated February 20, 2002, to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the McKee International Equity Portfolio is incorporated herein by reference to exhibit (h)(41) of Post-Effective Amendment No.51 filed on June 14, 2002.

   (h)(42) Schedule to the Transfer Agency Agreement between the Registrant and DST Systems, Inc. pertaining to the Sirach Growth, Sirach Equity, Sirach Special Equity, Sirach Bond, Sirach Strategic Balanced, Rice, Hall James Micro Cap, Rice, Hall James Small/Mid Cap, McKee International Equity, TS&W Equity, TS&W Fixed Income, TS&W International Equity, Analytic Defensive Equity, Analytic International, Analytic Short-Term Income, FMA Small Company, ICM Small Company, Cambiar Opportunity, Independence Small Cap, Acadian Emerging Markets and Chicago Asset Management Value Portfolios is incorporated herein by reference to exhibit
                (h)(42) of Post-Effective Amendment No.51 filed on June 14,
                2002.

   (h)(43) Schedule, dated August 12, 2002, to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the Commerce Capital Government Money Market Fund is incorporated herein by reference to exhibit (h)(43) of Post-Effective Amendment No.59 filed on December 9, 2002.

   (h)(44) Schedule, dated August 12, 2002, to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the McKinley Large Cap Growth Fund is incorporated herein by reference to exhibit (h)(44) of Post-Effective Amendment No.59 filed on December 9, 2002.

   (h)(45) Schedule, dated September 17, 2002, to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the Chartwell Large Cap Value Fund and Chartwell Small Cap Value Fund is incorporated herein by reference to exhibit (h)(45) of Post-Effective Amendment No.59 filed on December 9, 2002.

   (h)(46) Schedule to the Transfer Agency Agreement between the Registrant and Forum Shareholder Services pertaining to Commerce Bank is incorporated herein by reference to exhibit (h)(46) of Post-Effective Amendment No.59 filed on December 9, 2002.

   (h)(47) Schedule to the Transfer Agency Agreement between the Registrant and Forum Shareholder Services pertaining to the McKinley Funds is incorporated herein by reference to exhibit (h)(47) of Post-Effective Amendment No.59 filed on December 9, 2002.

   (h)(48) Schedule to the Transfer Agency Agreement between the Registrant and Forum Shareholder Services pertaining to the Chartwell Funds is incorporated herein by reference to exhibit (h)(48) of Post-Effective Amendment No.60 filed on December 20, 2002.

   (h)(49) Commerce Capital Markets, Inc. Contractual Fee Waiver Agreement is incorporated herein by reference to exhibit (h)(49) of Post-Effective Amendment No.61 filed on January 17, 2003.

   (h)(50) Amended and Restated Administration Agreement between the Registrant and SEI Investments Global Funds Services, dated November 12, 2002, is filed herewith.

   (h)(51) Licensing Agreement between the Registrant and Standard & Poor's pertaining to the Toews Funds is filed herewith.

   (h)(52) Licensing Agreement between the Registrant and the Nasdaq Stock Market, Inc. pertaining to the Toews Funds is filed herewith.

   (h)(53) Toews Corporation Contractual Fee Waiver Agreement is filed herewith.

   (h)(54) Cooke & Bieler L.P. Contractual Fee Waiver Agreement is filed herewith.

   (h)(55) LSV Asset Management Company Contractual Fee Waiver Agreement is filed herewith.

   (h)(56) HGK Asset Management, Inc. Contractual Fee Waiver Agreement is filed herewith.

   (h)(57) Independence Investments, LLC Contractual Fee Waiver Agreement is filed herewith.

   (h)(58) Prospect Asset Management Contractual Fee Waiver Agreement is filed herewith.

   (i)          Opinion and Consent of Counsel is filed herewith.

   (j)(1)       Consent of Independent Public Accountants
                (PricewaterhouseCoopers LLP) is filed herewith.

   (j)(2) Consent of Independent Public Accountants (KPMG LLP) is filed herewith.

   (k)          Not Applicable.

   (l)          Not Applicable.

   (m)(1) Distribution Plan for The Advisors' Inner Circle Fund is incorporated herein by reference to exhibit (m) of the Registrant's Post-Effective Amendment No. 41 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on December 13, 2000.

   (m)(2) Distribution and Shareholder Servicing Plan for the Toews Funds is incorporated herein by reference to exhibit (m)(2) of the Registrant's Post-Effective Amendment No. 42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 26, 2001.

   (m)(3) Form of Distribution Plan for the Chartwell Large Cap Value Fund and the Chartwell Small Cap Value Fund is incorporated herein by reference to exhibit (m)(3) of Post-Effective Amendment No.56 filed on September 13, 2002.

   (n)          Not Applicable.

   (o)(1) Rule 18f-3 Plan for The Advisors' Inner Circle Fund is incorporated herein by reference to exhibit (o) of the Registrant's Post-Effective Amendment No. 42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 26, 2001.

   (o)(2) Amended and restated Rule 18f-3 Plan for The Advisors' Inner Circle Fund is incorporated herein by reference to exhibit
                (o)(2) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 3, 2002.

   (p)(1) Revised SEI Investments Company Code of Ethics and Insider Trading Policy is incorporated herein by reference to exhibit
                (p)(1) of the Registrant's Post-Effective Amendment No. 46 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on June 22, 2001.

   (p)(2) The Advisors' Inner Circle Fund Code of Ethics is incorporated herein by reference to exhibit (p)(10) of The Arbor Fund's Post-Effective Amendment No. 28 on Form N-1A (File No.33-50718) filed with the Securities and Exchange Commission on May 30, 2000.

   (p)(3) AIG Capital Management Corp. Code of Ethics is incorporated herein by reference to exhibit (p)(3) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on July 17, 2000.

   (p)(4) Clarion CRA Securities, LP, Code of Ethics is incorporated herein by reference to exhibit (p)(4) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No.33-42484) filed with the Securities and Exchange Commission on July 17, 2000.

   (p)(5) First Manhattan Co. Code of Ethics is incorporated herein by reference to exhibit (p)(5) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on July 17, 2000.

   (p)(6) HGK Asset Management, Inc., Code of Ethics is incorporated herein by reference to exhibit (p)(6) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on July 17, 2000.

   (p)(7) LSV Asset Management, L.P., Code of Ethics is incorporated herein by reference to exhibit (p)(9) of SEI Institutional Managed Trust's Post-Effective Amendment No. 33 on Form N-1A (File No. 33-9504) filed with the Securities and Exchange Commission on July 3, 2000.

   (p)(8) MDL Capital Management, Inc., Code of Ethics is incorporated herein by reference to exhibit (p)(8) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on July 17, 2000.

   (p)(9) Sterling Capital Management Company Code of Ethics is incorporated herein by reference to exhibit (p)(9) of the Registrant's Post-Effective Amendment No. 41 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on December 13, 2000.

   (p)(10) Toews Corporation Code of Ethics is incorporated herein by reference to exhibit (p)(10) of the Registrant's Post-Effective Amendment No. 42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 26, 2001.

   (p)(11) Prospect Asset Management Code of Ethics is incorporated herein by reference to exhibit (p)(11) of the Registrant's Post-Effective Amendment No. 42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on June 22, 2001.

   (p)(12) Synovus Funds Investment Advisors Code of Ethics is incorporated herein by reference to exhibit (p)(12) of the Registrant's Post-Effective Amendment No. 49 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 28, 2002.

   (p)(13) Steinberg Priest Capital Management Co., Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(13) of the Registrant's Post-Effective Amendment No. 49 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 28, 2002.

   (p)(14) Cooke & Bieler, L.P. Code of Ethics is incorporated herein by reference to exhibit (p)(14) of the Registrant's Post-Effective Amendment No. 49 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 28, 2002.

   (p)(15) Acadian Asset Management, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(15) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 3, 2002.

   (p)(16) Analytic Investors, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(16) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 3, 2002.

   (p)(17) Cambiar Investors LLC Code of Ethics is incorporated herein by reference to exhibit (p)(17) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 3, 2002.

   (p)(18) Chicago Asset Management Company Code of Ethics is incorporated herein by reference to exhibit (p)(18) of Post-Effective Amendment No. 50 to Registrant's

                Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 3, 2002.

   (p)(19) Fiduciary Management Associates Code of Ethics is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 3, 2002.

   (p)(20) Independence Investment, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(20) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 3, 2002.

   (p)(21) Investment Counselors of Maryland, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(21) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 3, 2002.

   (p)(22) C.S. McKee, LLP Code of Ethics is incorporated herein by reference to exhibit (p)(22) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 3, 2002.

   (p)(23) Rice, Hall, James & Associates Code of Ethics is incorporated herein by reference to exhibit (p)(23) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 3, 2002.

   (p)(24) Sirach Capital Management, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(24) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 3, 2002.

   (p)(25) Thompson, Siegel & Walmsley, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(25) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 3, 2002.

   (p)(26) McKinley Capital Management, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(26) of Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 16, 2002.

   (p)(27) Chartwell Investment Partners Code of Ethics is filed herein by reference to exhibit (p)(27) of the Registrant's Post-Effective Amendment No. 57 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on September 27, 2002.

Item 24. Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 25. Indemnification:

      Article VIII of the Agreement and Declaration of Trust filed as Exhibit
(a) to the Registration Statement is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26. Business and Other Connections of Investment Adviser:

      Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of the Adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

HGK ASSET MANAGEMENT, INC.

HGK Asset Management, Inc. is the investment adviser for the HGK Fixed Income Fund. The principal address of HGK Asset Management, Inc. is Newport Tower, 525 Washington Blvd., Jersey City, NJ 07310.

-------------------------------------------------------------------------------------------------------------
Name and Position with Investment           Name of Other Company               Connection with Other Company
Adviser
-------------------------------------------------------------------------------------------------------------
Jeffrey Theodore Harris,
Managing Director (Fixed Income)                      --                                    --
-------------------------------------------------------------------------------------------------------------
Joseph Edward Kutzel, Managing
Director (Marketing)                                  --                                    --
-------------------------------------------------------------------------------------------------------------
Michael Pendergast,
Managing Director,
Senior Equity Manager                                 --                                    --
-------------------------------------------------------------------------------------------------------------
Gregory Walter Lobo,
Managing Director,
Senior Fixed Income Manager                           --                                    --
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Arthur Ettore Coia, II,
Managing Director,
Mid Cap Equity Manager
-------------------------------------------------------------------------------------------------------------

AIG CAPITAL MANAGEMENT CORP.

AIG Capital Management Corp. is the investment adviser for the AIG Money Market Fund. The principal address of AIG Capital Management Corp. is 70 Pine Street, New York, NY 10270.

--------------------------------------------------------------------------------------------------------------------
Name and Position with Investment        Name of Other Company                  Connection with Other Company
Adviser
--------------------------------------------------------------------------------------------------------------------
William Naughton Dooley, Director        American International Group, Inc.     Senior Vice President of Financial
                                                                                Services

                                         AIG Global Investment Corp (Europe)    Director
                                         Ltd.
                                                                                Various Positions with AIG
                                                                                subsidiaries and affiliates
--------------------------------------------------------------------------------------------------------------------
Ronald Alan Latz, Director               AIG Funding, Inc.                      Director

                                         AIGTI, Inc.                            Director

                                         AIG Capital Partners                   Director

                                                                                Various Positions with AIG
                                                                                subsidiaries and affiliates
--------------------------------------------------------------------------------------------------------------------
Steven Bensinger, Director               American International Group, Inc.     Treasurer & Vice President

                                                                                Various Positions with AIG
                                                                                subsidiaries and affiliates
--------------------------------------------------------------------------------------------------------------------
Win Jay Neuger, Director and Chairman,   AIG Global Investment Corp.            Director, Chairman, CEO
CIO
                                         AIG Global Investment Fund             Director
                                         Management Limited.

                                         AIG Global Investment Group, Inc.      Director, Chairman, CEO
                                                                                Director

                                         American International Group, Inc.     Executive Vice President,
                                                                                Chief Investment Officer

                                         AIG Global Investment Corp,            Director
                                         (Europe), Ltd.
                                                                                Various Positions with AIG
                                                                                subsidiaries and affiliates
--------------------------------------------------------------------------------------------------------------------
Helen Stefanis, Director, President      AIG Structured Products, Inc.          Vice President

                                         AIGTI, Inc.                            Vice President

                                         AIG Equity Sales Corp.                 Director
--------------------------------------------------------------------------------------------------------------------
Richard S. Biegen, Compliance Officer    AIG Global Investment Group, Inc.      Vice President
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Neil Friedman,                           AIG Funding, Inc.                      Vice President & Comptroller
Vice President, Comptroller
                                         AIGTI, Inc.                            Vice President & Comptroller

                                         AIG Capital Partners, Inc.             Vice President

                                         AIG Brandes, LLC                       Assistant Treasurer
--------------------------------------------------------------------------------------------------------------------
George Coheleach, Vice President,        AIG Funding, Inc.                      Vice President
Senior Portfolio Manager
                                         AIGTI, Inc.                            Vice President
--------------------------------------------------------------------------------------------------------------------
Edward Jay Lieber, Vice President,       AIG Funding, Inc.                      Vice President
Portfolio Manager
                                         AIGTI, Inc.                            Vice President
--------------------------------------------------------------------------------------------------------------------
Matthew Buhse, Assistant Portfolio       AIG Funding, Inc.                      Assistant Portfolio Manager
Manager
--------------------------------------------------------------------------------------------------------------------
Peter Michael Yu,                        AIG Capital Partners, Inc.             Director, CEO, President
Managing Director, Vice President
                                                                                Various Positions with AIG
                                                                                subsidiaries and affiliates
--------------------------------------------------------------------------------------------------------------------

FIRST MANHATTAN CO.

First Manhattan Co. is the investment adviser for the FMC Select Fund. The principal address of First Manhattan Co. is 437 Madison Avenue, New York, NY 10022.

-------------------------------------------------------------------------------------------------------------
Name and Position with Investment              Name of Other Company           Connection with Other Company
Adviser
-------------------------------------------------------------------------------------------------------------
David Sanford Gottesman, Senior                Sequa Corporation               Member, Board of Directors
Managing Director
-------------------------------------------------------------------------------------------------------------
Daniel Rosenbloom, Senior Managing                    --                                      --
Director
-------------------------------------------------------------------------------------------------------------
Jack H. Varon, Senior Managing Director               --                                      --
-------------------------------------------------------------------------------------------------------------
Allan Howard Glick, Senior Managing                   --                                      --
Director
-------------------------------------------------------------------------------------------------------------
Bernard C. Groveman, Senior Managing                  --                                      --
Director
-------------------------------------------------------------------------------------------------------------
Charles M. Rosenthal, Senior Managing                 --                                      --
Director
-------------------------------------------------------------------------------------------------------------
David M. Manischewitz, Senior Managing                --                                      --
Director
-------------------------------------------------------------------------------------------------------------
Arthur Joel Stainman, Senior Managing                 --                                      --
Director
-------------------------------------------------------------------------------------------------------------
John R. Loomis, Senior Managing                       --                                      --
Director
-------------------------------------------------------------------------------------------------------------
Michael P. Helmick, Senior Managing                   --                                      --
Director
-------------------------------------------------------------------------------------------------------------
Robert W. Gottesman, Senior Managing                  --                                      --
Director
-------------------------------------------------------------------------------------------------------------
A. Byron Nimocks, III, Senior Managing                --                                      --
Director
-------------------------------------------------------------------------------------------------------------
Neal K. Stearns, Senior Managing                      --                                      --
Director, General Counsel
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Carrol A. Muccia, Jr., Senior Managing                    --                                      --
Director
-------------------------------------------------------------------------------------------------------------
Richard A. Pearl, General Partner                         --                                      --
-------------------------------------------------------------------------------------------------------------
Keith B. Josephson, General Partner                       --                                      --
-------------------------------------------------------------------------------------------------------------
William F. Guardenier, General Partner                    --                                      --
-------------------------------------------------------------------------------------------------------------
Todd W. Green, General Partner                            --                                      --
-------------------------------------------------------------------------------------------------------------
Samuel Flug Colin, General Partner                        --                                      --
-------------------------------------------------------------------------------------------------------------
Jay Vodofsky, General Partner                             --                                      --
-------------------------------------------------------------------------------------------------------------

LSV ASSET MANAGEMENT COMPANY

LSV Asset Management Company is an investment adviser for the LSV Value Equity Fund. The address of LSV Asset Management Company 1 N. Wacker Drive, Chicago, Illinois 60606. LSV Asset Management Company is an investment adviser registered under the Advisers Act.

--------------------------------------------------------------------------------------------------------------------
Name and Position with Investment             Name of Other Company             Connection with Other Company
Adviser
--------------------------------------------------------------------------------------------------------------------
Josef Lakonishok, CEO, Portfolio                University of Illinois                  Professor of Finance
Manager
--------------------------------------------------------------------------------------------------------------------
Robert Vishny, Partner, Portfolio               University of Chicago                   Professor of Finance
Manager
--------------------------------------------------------------------------------------------------------------------
Menno Vermeulen, Partner, Portfolio                       --                                     --
Manager
--------------------------------------------------------------------------------------------------------------------
Tremaine Atkinson, Partner, COO                           --                                     --
--------------------------------------------------------------------------------------------------------------------
Christopher LaCroix, Partner, Managing
Director of Business Development                          --                                     --
--------------------------------------------------------------------------------------------------------------------
SEI Funds, Inc., General Partner                          --                                     --
--------------------------------------------------------------------------------------------------------------------
Andrei Shleifer, Partner                        Harvard University                      Professor of Economics
--------------------------------------------------------------------------------------------------------------------

STERLING CAPITAL MANAGEMENT COMPANY

Sterling Capital Management Company is the investment adviser to the Sterling Capital Balanced Portfolio and Sterling Capital Small Cap Value Portfolio. The principal address of Sterling Capital Management Company, is One First Union Center, 301 S. College Street, Suite 3200, Charlotte, North Carolina 28202.

-------------------------------------------------------------------------------------------------------------
Name and Position with Investment                  Name of Other Company        Connection with Other Company
Adviser
-------------------------------------------------------------------------------------------------------------
Mark Whitaker Whalen, Managing Director                     --                               --
-------------------------------------------------------------------------------------------------------------
David Michael Ralston, Managing                             --                               --
Director
-------------------------------------------------------------------------------------------------------------
Alexander Worth McAlister, Managing                         --                               --
Director
-------------------------------------------------------------------------------------------------------------
Eduardo Alejandro Brea, Managing                            --                               --
Director
-------------------------------------------------------------------------------------------------------------
Brian R. Walton, Managing Director
-------------------------------------------------------------------------------------------------------------
Mary Weeks Fountain, Director                               --                               --
-------------------------------------------------------------------------------------------------------------
Mark Montgomery, Director                                   --                               --
-------------------------------------------------------------------------------------------------------------
Robert Bridges, Director                                    --                               --
-------------------------------------------------------------------------------------------------------------
Rose Ezarsky, Director                                      --                               --
-------------------------------------------------------------------------------------------------------------
Tony Corallo, Director                                      --                               --
-------------------------------------------------------------------------------------------------------------
Robert Clark, Director
-------------------------------------------------------------------------------------------------------------
Kenneth Cotner, Director                                    --                               --
-------------------------------------------------------------------------------------------------------------
Patrick Rau, Director                                       --                               --
-------------------------------------------------------------------------------------------------------------
Michael McVicker, Associate Director                        --                               --
-------------------------------------------------------------------------------------------------------------
Mary Chaney, Associate Director                             --                               --
-------------------------------------------------------------------------------------------------------------
Will Thompson, Associate Director                           --                               --
-------------------------------------------------------------------------------------------------------------
Jo Sisco, Associate Director
-------------------------------------------------------------------------------------------------------------
Russ Duckworth, Associate Director                          --                               --
-------------------------------------------------------------------------------------------------------------
Cathy Sawyer, Associate Director                            --                               --
-------------------------------------------------------------------------------------------------------------
Jamie McNeilis, Associate Director                          --                               --
-------------------------------------------------------------------------------------------------------------

TOEWS CORPORATION

Toews Corporation is the investment adviser to the Toews S&P 500 Hedged Index Portfolio and Toews Nasdaq-100 Hedged Index Portfolio. The principal address of Toews Corporation is 1500 Market Street, 12th Floor, East Tower, Philadelphia, PA 19102.

-------------------------------------------------------------------------------------------------------------
Name and Position with Investment              Name of Other Company            Connection with Other Company
Adviser
-------------------------------------------------------------------------------------------------------------
Michael T. DiMarco, Associated Person                   --                                    --
-------------------------------------------------------------------------------------------------------------
Phillip R. Toews, President                             --                                    --
-------------------------------------------------------------------------------------------------------------
Alex J. Rigolizzo, Associated Person                    --                                    --
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Randall D. Schroeder, Associated Person                 --                                    --
-------------------------------------------------------------------------------------------------------------

PROSPECT ASSET MANAGEMENT, INC.

Prospect Asset Management, Inc. is the investment adviser to the Prospect Japan Fund. The principal address of Prospect Asset Management, Inc. is 6700 Kalanianaole Highway, Suite 122, Honolulu, HI 96825.

--------------------------------------------------------------------------------------------------------------------
Name and Position with Investment              Name of Other Company            Connection with Other Company
Adviser
--------------------------------------------------------------------------------------------------------------------
Curtis Freeze                                         --                               --
--------------------------------------------------------------------------------------------------------------------
Wolf Reitsberger, Director                            --                               --
--------------------------------------------------------------------------------------------------------------------
Robert Priske, Director                        Robert Priske LLC                    President
--------------------------------------------------------------------------------------------------------------------

SYNOVUS FUND INVESTMENT ADVISORS

Synovus Fund Investment Advisors is the investment adviser to the Synovus Large Cap Core Equity Fund, Synovus Mid Cap Value Fund, Synovus Fixed Income Fund and Synovus Georgia Tax-Free Municipal Bond Fund. The principal address of Synovus Fund Investment Advisors is P.O. Box 23024, Columbus, GA 31902-1313.

--------------------------------------------------------------------------------------------------------------------
Name and Position with Investment        Name of Other Company                  Connection with Other Company
Adviser
--------------------------------------------------------------------------------------------------------------------
Bill Perkins                             Synovus Securities, Inc.               CEO
Director
                                         Synovus Trust Company                  Director

                                         Diamond Hill                           Director(2002 to present
                                         Global Asset Alternatives              Advisory Director(2002 to present)
--------------------------------------------------------------------------------------------------------------------
George Flowers                           Synovus Trust Company                  President
President
--------------------------------------------------------------------------------------------------------------------
Mark J. Brown                            Synovus Trust Company                  Senior Vice-President & CIO since
Senior Vice-President                                                           1996
--------------------------------------------------------------------------------------------------------------------
Walter M. Deriso                         Security Bank and Trust                President & CEO (Jan. 1991-1997)
Chairman
                                         Security Bank and Trust                Chairman of the Board 1997 to present

                                         Synovus Financial Corp.                Vice Chairman Jan. 1997-present
--------------------------------------------------------------------------------------------------------------------
A. Daniel Mallard                        Synovus Securities, Inc.               President
--------------------------------------------------------------------------------------------------------------------

STEINBERG PRIEST & SLOANE CAPITAL MANAGEMENT, LLC

Steinberg Priest & Sloane Capital Management, LLC is the investment adviser to the Synovus Mid Cap Value Fund. The principal address of Steinberg Priest & Sloane Capital Management, LLC Inc is 12 East 49th Street, Suite 1202, New York, New York 10017.

--------------------------------------------------------------------------------------------------------------------
Name and Position with Investment        Name of Other Company                  Connection with Other Company
Adviser
--------------------------------------------------------------------------------------------------------------------
Michael A. Steinberg                     Michael A. Steinberg & Co., Inc.       President, Secretary, Treasurer and
President, Secretary, Treasurer and                                             Director since 1982
Director
--------------------------------------------------------------------------------------------------------------------
Steven L. Feld                           Financial Clearing Services Corp.      Vice President June 1985-January 1990
Managing Director
                                         Michael A. Steinberg & Co., Inc.       Vice President since August 1990
--------------------------------------------------------------------------------------------------------------------
Mark H Strauss                           Michael A. Steinberg & Co., Inc.       Head Trader since October 1986
Head Trader, Director
--------------------------------------------------------------------------------------------------------------------
Janet Kappenberg Navon                   Atlantic Asset Management Partners     Senior Vice President & Portfolio
Portfolio Manager & Analyst              LLC                                    Strategist July 1995-May 1998
Managing Director
--------------------------------------------------------------------------------------------------------------------
William W. Priest, Jr., Managing         BEA Associates                         CEO, Chairman of the Executive
Partner, Portfolio Manager                                                      Committee, Managing Director and
                                                                                Portfolio Manager June 1992-Dec. 1997

                                         Credit Suisse Asset Management, LLC    CEO, Chairman of the Managing
                                                                                Committee, Managing Director and
                                                                                Portfolio Manager January 1998 -
                                                                                April 2000
--------------------------------------------------------------------------------------------------------------------
David N. Pearl, Managing Director,       ING Baring Furman Selz                 Managing Director, from 1997-2001
Portfolio Manager
                                         Citibank Global Asset Management       Senior Portfolio Manager from 1994
                                                                                to 1997
--------------------------------------------------------------------------------------------------------------------
Orest B. Stelmach, Managing Director,    The Carlyle Group                      Managing Director and High Yield
Portfolio Manager                                                               Portfolio Manager from 1999 to 2001

                                         TIG Holdings, Inc.                     Senior Vice President and CIO from
                                                                                1993 to 1999
--------------------------------------------------------------------------------------------------------------------
Joseph W. Donaldson, Director, Senior    First Manhattan Co.                    Equity Analyst from 1999 to 2001
Analyst
                                         ING Baring Furman Selz                 Senior Analyst in 1998
--------------------------------------------------------------------------------------------------------------------

COOKE & BIELER, LP

Cooke & Bieler, LP is the investment adviser to the C&B Large Cap Value Portfolio, C&B Tax-Managed Value Portfolio and C&B Mid Cap Value Portfolio. The principal address of Cooke & Bieler, LP is 1700 Market Street, Philadelphia, PA 19103.

--------------------------------------------------------------------------------------------------------------------
Name and Position with Investment        Name of Other Company                  Connection with Other Company
Adviser
--------------------------------------------------------------------------------------------------------------------
Sam Ballam III -  Partner                Cooke & Bieler, Inc.                   Principal
--------------------------------------------------------------------------------------------------------------------
Kermit S. Eck-  Partner                  Cooke & Bieler, Inc.                   Principal
--------------------------------------------------------------------------------------------------------------------
John J.Medveckis-  Partner               Cooke & Bieler, Inc.                   Principal
--------------------------------------------------------------------------------------------------------------------
Michael M. Meyer-  Partner               Cooke & Bieler, Inc.                   Principal
--------------------------------------------------------------------------------------------------------------------
James R. Norris-  Partner                Cooke & Bieler, Inc.                   Principal
--------------------------------------------------------------------------------------------------------------------
James R. O'Neal-  Partner                Cooke & Bieler, Inc.                   Principal
--------------------------------------------------------------------------------------------------------------------
Bruce A. Smith-  Partner                 Cooke & Bieler, Inc.                   Principal
--------------------------------------------------------------------------------------------------------------------
Mehul Trivedi-  Partner                  Cooke & Bieler, Inc.                   Associate
--------------------------------------------------------------------------------------------------------------------

INVESTMENT COUNSELORS OF MARYLAND, LLC

Investment Counselors of Maryland, LLC is the investment adviser to the ICM Small Company Portfolio. The principal address of Investment Counselors of Maryland, LLC is 803 Cathedral Street, Baltimore, Maryland 21201.


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     CONNECTION WITH OTHER
NAME                            POSITION WITH INVESTMENT ADVISER        NAME OF OTHER COMPANY        COMPANY
----------------------------------------------------------------------------------------------------------------------------------
Stuart M. Christhilf, III       Principal - Director                    NA                           NA
----------------------------------------------------------------------------------------------------------------------------------
Donald J. Hoelting              Principal - Director                    NA                           NA
----------------------------------------------------------------------------------------------------------------------------------
Robert D. McDorman, Jr.         Principal - Director                    NA                           NA
----------------------------------------------------------------------------------------------------------------------------------
Paul L. Borssuck                Principal                               NA                           NA
----------------------------------------------------------------------------------------------------------------------------------
Andrew L. Gilchrist             Principal                               NA                           NA
----------------------------------------------------------------------------------------------------------------------------------
William V. Heaphy               Principal                               NA                           NA
----------------------------------------------------------------------------------------------------------------------------------
Stephen T. Scott                Principal                               NA                           NA
----------------------------------------------------------------------------------------------------------------------------------
Simeon F. Wooten, III           Principal                               NA                           NA
----------------------------------------------------------------------------------------------------------------------------------
James F. McAree                 Senior Vice President                   NA                           NA
----------------------------------------------------------------------------------------------------------------------------------
Linda L. Rosatelli              Vice President of Operations            NA                           NA
----------------------------------------------------------------------------------------------------------------------------------
E. Matthew Waldron, III         Vice President of Marketing             NA                           NA
----------------------------------------------------------------------------------------------------------------------------------
Edward W. Brown, Jr.            Vice President                          NA                           NA
----------------------------------------------------------------------------------------------------------------------------------
Elizabeth A. Dannettel          Vice President                          NA                           NA
----------------------------------------------------------------------------------------------------------------------------------
Svietlana T. Franke             Vice President                          NA                           NA
----------------------------------------------------------------------------------------------------------------------------------
Christine C. Davis              Asst. VP & Operations Mang.             NA                           NA
----------------------------------------------------------------------------------------------------------------------------------
Wendy E. Brown                  Portfolio Accountant                    NA                           NA
----------------------------------------------------------------------------------------------------------------------------------
Kanda K. Harp                   Marketing Associate                     NA                           NA
----------------------------------------------------------------------------------------------------------------------------------
Caroline N. Johnson             Marketing Associate                     NA                           NA
----------------------------------------------------------------------------------------------------------------------------------
Joan Bielski                    Admin. Assistant                        NA                           NA
----------------------------------------------------------------------------------------------------------------------------------
                                                                        Old Mutual (US)
David C. Hegger                 Director                                Holdings, Inc.               Senior Vice President
----------------------------------------------------------------------------------------------------------------------------------

ACADIAN ASSET MANAGEMENT, INC.

Acadian Asset Management, Inc. is the investment adviser to the Acadian Emerging Markets Portfolio. The principal address of Acadian Asset Management, Inc. is Ten Post Office Square, 8th Floor, Boston, MA 02109.

-------------------------------------------------------------------------------------------------------------
Name and Position with Investment              Name of Other Company           Connection with Other Company
Adviser
-------------------------------------------------------------------------------------------------------------
Gary Leonard Bergstrom - Chairman,                       None                               None
Director & Treasurer
-------------------------------------------------------------------------------------------------------------
Ronald Dickson Frashure - President &                    None                               None
Director
-------------------------------------------------------------------------------------------------------------
Churchill Gibson Franklin - Executive                    None                               None
Vice President & Director
-------------------------------------------------------------------------------------------------------------
John Robert Chisholm - Executive Vice                    None                               None
President & Director
-------------------------------------------------------------------------------------------------------------
Barry Bennett White - Clerk                              None                               None
-------------------------------------------------------------------------------------------------------------
Scott Francis Powers - Member of            Old Mutual U.S. Holdings, Inc.                  CEO
Acadian's board of directors
-------------------------------------------------------------------------------------------------------------

RICE HALL JAMES & ASSOCIATES

Rice Hall James & Associates is the investment adviser to the Rice Hall James Micro Cap Portfolio and Rice Hall James Small/Mid Cap Portfolio. The principal address of Rice Hall James & Associates is 600 West Broadway, Suite 1000, San Diego, CA 92101-3383.

-------------------------------------------------------------------------------------------------------------
Name and Position with Investment              Name of Other Company           Connection with Other Company
Adviser
-------------------------------------------------------------------------------------------------------------
Thao Buu-Hoan, Partner                                None
-------------------------------------------------------------------------------------------------------------
Kevin Hamilton, Partner                    Messner & Smith Investment                Former employer -
                                                   Management                      Joined RHJ 1/22/2002
-------------------------------------------------------------------------------------------------------------
Charles G. King, Partner                              None
-------------------------------------------------------------------------------------------------------------
Peter Krzyzek, Partner                                None
-------------------------------------------------------------------------------------------------------------
Thomas  McDowell, Partner                             None
-------------------------------------------------------------------------------------------------------------
Gary S. Rice, Partner                                 None
-------------------------------------------------------------------------------------------------------------
Douglas Sheres, Partner                               None
-------------------------------------------------------------------------------------------------------------
David P. Tessmer, Partner                             None
-------------------------------------------------------------------------------------------------------------
Timothy A. Todaro, Partner                            None
-------------------------------------------------------------------------------------------------------------
Patricia A. Urbonya, Partner                          None
-------------------------------------------------------------------------------------------------------------

C.S. MCKEE, LLP

C.S. McKee, LLP is the investment adviser to the McKee International Equity Portfolio. The principal address of C.S. McKee, LLP is One Gateway Center, Pittsburgh, PA 15222.

-------------------------------------------------------------------------------------------------------------
Name and Position with Investment        Name of Other Company                  Connection with Other Company
Adviser
-------------------------------------------------------------------------------------------------------------
Eugene M. Natali, President
-------------------------------------------------------------------------------------------------------------
Gregory M. Melvin, EVP, CIO              Dartmouth Capital Advisor's Inc.       President
-------------------------------------------------------------------------------------------------------------
Norman S. Allan, Exec. EVP
-------------------------------------------------------------------------------------------------------------
Lloyd F. Stamy, Jr. , SVP
-------------------------------------------------------------------------------------------------------------
Joseph A. Buongiorno, SVP
-------------------------------------------------------------------------------------------------------------
Boyd M. Hanson, VP
-------------------------------------------------------------------------------------------------------------
Jack P. White, VP
-------------------------------------------------------------------------------------------------------------
Brian S. Allen, VP
-------------------------------------------------------------------------------------------------------------
Bryan R. Johanson, VP
-------------------------------------------------------------------------------------------------------------
Suda Vatsan, VP
-------------------------------------------------------------------------------------------------------------
Amit Dugar, Terminated 5/31/02                                                  Information Unavailable
-------------------------------------------------------------------------------------------------------------
Robert A. McGee, VP
-------------------------------------------------------------------------------------------------------------
Nicholas A. Navari, AVP
-------------------------------------------------------------------------------------------------------------
Christy S. Brenza, VP
-------------------------------------------------------------------------------------------------------------
William J. Andrews, VP
-------------------------------------------------------------------------------------------------------------
Eugene M. Natali, Jr.
    Third Party Solicitor
-------------------------------------------------------------------------------------------------------------

INDEPENDENCE INVESTMENT, LLC

Independence Investment, LLC is the investment adviser to the Independence Small Cap Portfolio. The principal address of Independence Investment, LLC is 53 State Street, Exchange Place, Boston, MA 02109.

--------------------------------------------------------------------------------------------------------------------
Name and Position with Investment        Name of Other Company                  Connection with Other Company
Adviser
--------------------------------------------------------------------------------------------------------------------
Mark C. Lapman, Chairman of the Board    n/a                                    n/a
and President
--------------------------------------------------------------------------------------------------------------------
John S. Montgomery, Executive Vice       n/a                                    n/a
President
--------------------------------------------------------------------------------------------------------------------
Miriam F. Cooper, Executive Vice         n/a                                    n/a
President, Chief Operating Officer
--------------------------------------------------------------------------------------------------------------------
William P. Callan, Executive Vice        n/a                                    n/a
President
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Bradford S. Greenleaf, Senior Vice       n/a                                    n/a
President
--------------------------------------------------------------------------------------------------------------------
Paul F. McManus, Executive Vice          n/a                                    n/a
President
--------------------------------------------------------------------------------------------------------------------
William S. Baughman, Senior Vice         n/a                                    n/a
President
--------------------------------------------------------------------------------------------------------------------
Joanne P. Acford, Director               John Hancock  Life Insurance Company   Senior Vice President and Deputy
                                                                                General Counsel
--------------------------------------------------------------------------------------------------------------------
John M. DeCiccio, Director               John Hancock Financial Services, Inc.  Executive Vice President

                                         John Hancock Life Insurance Company    Executive Vice President and Chief
                                                                                Investment Officer & Director
--------------------------------------------------------------------------------------------------------------------
Maureen R. Ford, Director                John Hancock Financial Services, Inc.  Executive Vice President

                                         John Hancock Life Insurance Company    Executive Vice President
                                                                                Chairman, Director and Chief
                                                                                Executive Officer

                                         John Hancock Advisers, LLC and The     Chairman, President and Chief
                                         Berkley Group                          Executive Officer
                                         John Hancock Funds
--------------------------------------------------------------------------------------------------------------------
Klaus O. Shigley, Director               John Hancock Life Insurance Company    Vice President
--------------------------------------------------------------------------------------------------------------------
Gregory P. Winn, Director                John Hancock Life Insurance Company    Vice President and Treasurer
--------------------------------------------------------------------------------------------------------------------

ANALYTIC INVESTORS, INC.

Analytic Investors, Inc. is the investment adviser to the Analytic Defensive Equity Fund, Analytic International Fund and Analytic Short Term Income Fund. The principal address of Analytic Investors, Inc. is 700 South Flower Street, Suite 400, Los Angeles, CA 90017.

--------------------------------------------------------------------------------------------------------------------
Name and Position with Investment        Name of Other Company                      Connection with Other Company
Adviser
--------------------------------------------------------------------------------------------------------------------
Dr. Roger Glen Clarke,                   Ensign Peak Advisors                       President(September 1997-present)
Chairman
                                         Bonneville Holding Corporation             Director (January 2000-present)

                                         Deseret Trust Company                      Director(September 1996- present)

                                         Analytic/TSA Investors, Inc.               Chariman (April 1998-January 2001)

                                         OHSF Hedge MGP I, Inc.                     Director (November 1999-December 2000)
--------------------------------------------------------------------------------------------------------------------
Harindra de Silva, Director              Analytic US Market Neutral, Ltd.           Director (January 1999- present)
and President
                                         Analytic US Market Offshore Master, Ltd.   Director (November 2000- present)

                                         Analytic/TSA Investors, Inc.               President (April 1998- January 2001)
--------------------------------------------------------------------------------------------------------------------
Marie Nastasi Arlt,                      Analytic/TSA Investors, Inc.               Treasurer, Principal, Vice President
Treasurer, Vice President,
Chief Operating Officer and
Corporate Secretary
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Scott F. Powers, Director                Old Mutual US Holdings, Inc.               Executive Officer

                                         Old Mutual Asset Managers (US) LLC         Executive Officer

                                         Mellon Institutional                       Executive Vice President-Sales,
                                                                                    Marketing and Product Development

--------------------------------------------------------------------------------------------------------------------

CHICAGO ASSET MANAGEMENT COMPANY

Chicago Asset Management Company is the investment adviser to the Chicago Asset Management Value Portfolio. The principal address of Chicago Asset Management Company is 70 West Madison Street, 56th Floor, Chicago, IL 60602.

--------------------------------------------------------------------------------------------------------------------
                                Position with Investment     Name of Other Company        Connection with Other
Employee Name                   Adviser                                                   Company
--------------------------------------------------------------------------------------------------------------------
Jon F. Holsteen                 Chairman                           None                          N/A
--------------------------------------------------------------------------------------------------------------------
William W. Zimmer               President                          None                          N/A
--------------------------------------------------------------------------------------------------------------------
Thomas F. Harmon                Senior V.P.                        None                          N/A
--------------------------------------------------------------------------------------------------------------------
Kevin J. McGrath                Senior V.P.                        None                          N/A
--------------------------------------------------------------------------------------------------------------------
Donna L. Minnich                Senior V.P.                        None                          N/A
--------------------------------------------------------------------------------------------------------------------
Todd A. Davis                   Senior V.P.                        None                          N/A
--------------------------------------------------------------------------------------------------------------------
Gary R. Dhein                   Senior V.P.                        None                          N/A
--------------------------------------------------------------------------------------------------------------------
Frank F. Holsteen               Senior V.P.                        None                          N/A
--------------------------------------------------------------------------------------------------------------------
J. Scott Sindelar               Senior V.P.                        None                          N/A
--------------------------------------------------------------------------------------------------------------------
Gary J. Kauppila                Vice President                     None                          N/A
--------------------------------------------------------------------------------------------------------------------
Leslie D. Makovic               Vice President                     None                          N/A
--------------------------------------------------------------------------------------------------------------------
Michael C. Wolcott              Vice President                     None                          N/A
--------------------------------------------------------------------------------------------------------------------

CAMBIAR INVESTORS LLC

Cambiar Investors LLC is the investment adviser to the Cambiar Opportunity Fund and the Cambiar International Equity Fund. The principal address of Cambiar Investors LLC is 2401 East Second Street, Suite 400, Denver, CO 80206.

--------------------------------------------------------------------------------------------------------------------
Name and Position with Investment        Name of Other Company                  Connection with Other Company
Adviser
--------------------------------------------------------------------------------------------------------------------
Brian M. Barish, President                               None
--------------------------------------------------------------------------------------------------------------------
Nancy H. Wigton, Sr. Vice President                      None
--------------------------------------------------------------------------------------------------------------------
Michael J. Gardner, Vice President               Mountain States Bank           Board of Directors - effective April
                                                                                                2002
--------------------------------------------------------------------------------------------------------------------
Maria L. Azari, Vice President                           None
--------------------------------------------------------------------------------------------------------------------
Anna A. Aldrich, Vice President                          None
--------------------------------------------------------------------------------------------------------------------
Edward W. O'Connor, Vice President                       None
--------------------------------------------------------------------------------------------------------------------
Julie Goodrum, Vice President                            None
--------------------------------------------------------------------------------------------------------------------
Christine M. Simon, Vice President                       None
--------------------------------------------------------------------------------------------------------------------

FIDUCIARY MANAGEMENT ASSOCIATES, LLC

Fiduciary Management Associates, LLC is the investment adviser to the FMA Small Company Portfolio. The principal address of Fiduciary Management Associates, LLC is 55 West Monroe Street, Suite 2550, Chicago, IL 60603.

--------------------------------------------------------------------------------------------------------------------
Name and Position with Investment            Name of Other Company              Connection with Other Company
Adviser
--------------------------------------------------------------------------------------------------------------------
Robert F. Carr, III, Senior Managing         Greentech                          Advisory Board-Director
Director                                     Vista Petroleum                    Advisory Board
--------------------------------------------------------------------------------------------------------------------
Kathryn A. Vorisek, Senior Managing          None                               None
Director
--------------------------------------------------------------------------------------------------------------------
Robert F. Carr, IV, Managing Director        None                               None
--------------------------------------------------------------------------------------------------------------------
Terry B. French, Managing Director           None                               None
--------------------------------------------------------------------------------------------------------------------
David J. Meyer, Managing Director            None                               None
--------------------------------------------------------------------------------------------------------------------
Lloyd J. Spicer, Managing Director           None                               None
--------------------------------------------------------------------------------------------------------------------
Robert W. Thornburgh, Managing Director      None                               None
--------------------------------------------------------------------------------------------------------------------
Nancy A. Boeselager, Director                None                               None
--------------------------------------------------------------------------------------------------------------------
Edward S. Borland, Director                  None                               None
--------------------------------------------------------------------------------------------------------------------
Holly R. Carlini, Director                   None                               None
--------------------------------------------------------------------------------------------------------------------
Ann T. Durkin, Director                      None                               None
--------------------------------------------------------------------------------------------------------------------
Michael P. Gasparac, Director                None                               None
--------------------------------------------------------------------------------------------------------------------
Andrew S. Hadland, Director                  None                               None
--------------------------------------------------------------------------------------------------------------------
Greeta E. Hootman, Director                  None                               None
--------------------------------------------------------------------------------------------------------------------

THOMPSON, SIEGEL & WALMSLEY, INC.

Thompson, Siegel & Walmsley, Inc. is the investment adviser to the TS&W Equity, TS&W International Equity and TS&W Fixed Income Portfolios. The principal address of Thompson, Siegel & Walmsley, Inc. is 5000 Monument Avenue, P.O. Box 6883, Richmond, VA 23230.

--------------------------------------------------------------------------------------------------------------------
Name and Position with Investment        Name of Other Company                  Connection with Other Company
Adviser
--------------------------------------------------------------------------------------------------------------------
Matthew G. Thompson,                     N/A                                    N/A
President
--------------------------------------------------------------------------------------------------------------------
Horace P. Whitworth,                     N/A                                    N/A
Vice President, CFO
--------------------------------------------------------------------------------------------------------------------
Lawrence Gibson, Secretary               N/A                                    N/A
--------------------------------------------------------------------------------------------------------------------
Cheryl Mounce, Treasurer                 N/A                                    N/A
--------------------------------------------------------------------------------------------------------------------
Scott Powers, Director                   N/A                                    N/A
--------------------------------------------------------------------------------------------------------------------

SIRACH CAPITAL MANAGEMENT, INC.

Sirach Capital Management, Inc. is the investment adviser to the Sirach Equity, Sirach Growth, Sirach Special Equity, Sirach Bond and Sirach Strategic Balanced Portfolios. The principal address of Sirach Capital Management, Inc. is 520 Pike Street, Suite 2800, Seattle, WA 95101.

-------------------------------------------------------------------------------------------------------------
Name and Position with Investment        Name of Other Company                  Connection with Other Company
Adviser
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

COMMERCE CAPITAL MARKETS, INC.

Commerce Capital Markets, Inc. is the investment adviser to the Commerce Capital Government Money Market Fund and the Commerce Capital Treasury Obligations Money Market Fund. The principal address of Commerce Capital Markets, Inc. is One Commerce Square, 2005 Market Street, Suite 200 Philadelphia, PA 19103.

--------------------------------------------------------------------------------------------------------------------
Name and Position with Investment        Name of Other Company                  Connection with Other Company
Adviser
--------------------------------------------------------------------------------------------------------------------
Vincent J. Stafford, President/CEO       Commerce Capital Investments, Inc      President/CEO
--------------------------------------------------------------------------------------------------------------------
Douglas J. Pauls, Director               Commerce Bancorp, Inc                  Chief Financial Officer
--------------------------------------------------------------------------------------------------------------------
Terry Malloy, Secretary/CFO              Commerce Capital Investments, Inc      Secretary/CFO
--------------------------------------------------------------------------------------------------------------------
David Thompson, Director                 N/A                                    N/A
--------------------------------------------------------------------------------------------------------------------
Maria F. Lutzker                         Commerce Capital Investments, Inc      Compliance Officer
--------------------------------------------------------------------------------------------------------------------

MCKINLEY CAPITAL MANAGEMENT, INC.

McKinley Capital Management, Inc. is the investment adviser to the McKinley Capital Large Cap Growth Fund. The principal address of McKinley Capital Management, Inc. is 3301 C Street, Suite 500, Anchorage, Alaska 99503.

--------------------------------------------------------------------------------------------------------------------
Name and Position with Investment        Name of Other Company                  Connection with Other Company
Adviser
--------------------------------------------------------------------------------------------------------------------
Robert B. Gillam, President, Chief       1. McKinley Partners, LLC              1. Manager
Investment Officer, Director
                                         2.  McKinley  Offshore  Management,    2. Director
                                         Ltd.

                                         3. Williams Financial Group            3. Registered Representative
--------------------------------------------------------------------------------------------------------------------
Diane Wilke, Executive Vice President,   1.  McKinley  Offshore  Management,    1. Director
Chief Operating Officer, Director        Ltd.

                                         2. Williams Financial Group            2. Registered Representative
--------------------------------------------------------------------------------------------------------------------
Tamara Leitis, Assistant Vice President  Williams Financial Group               Registered Representative
--------------------------------------------------------------------------------------------------------------------
B. Thomas Willison, Director (Chairman)  None
--------------------------------------------------------------------------------------------------------------------

CHARTWELL INVESTMENT PARTNERS

Chartwell Investment Partners is the investment adviser to the Chartwell Large Cap Value Fund and the Chartwell Small Cap Value Fund. The principal address of Chartwell Investment Partners is 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312.

--------------------------------------------------------------------------------------------------------------------
Name                            Position with Investment      Name of Other Company       Connection with Other
                                Adviser                                                   Company
--------------------------------------------------------------------------------------------------------------------
                                Managing Partner, Senior               Zeke LP            General Partner, Portfolio
Edward N. Antoian               Portfolio Mgr                                                       Manager
--------------------------------------------------------------------------------------------------------------------
                                Partner, Senior Portfolio
George H. Burwell               Mgr
--------------------------------------------------------------------------------------------------------------------
                                Managing Partner, Senior
David C. Dalrymple              Portfolio Mgr
--------------------------------------------------------------------------------------------------------------------
                                Partner, Chief Financial        Chartwell Dividend &            Vice President
G. Gregory Hagar                Officer                           Income Fund, Inc.
--------------------------------------------------------------------------------------------------------------------
                                                                Chartwell Dividend &        President, Chairman and
Winthrop S. Jessup              Managing Partner, Chairman        Income Fund, Inc.                Director
--------------------------------------------------------------------------------------------------------------------
                                Partner, Senior Portfolio
Michael D. Jones                Mgr
--------------------------------------------------------------------------------------------------------------------
Michael J. McCloskey            Managing Partner, President
--------------------------------------------------------------------------------------------------------------------
                                Managing Partner, Senior        Chartwell Dividend &      Vice President and Director
Kevin A. Melich                 Portfolio Mgr                     Income Fund, Inc.
--------------------------------------------------------------------------------------------------------------------
                                Partner, Director of
Michael J. Nalevanko            Equity Trading
--------------------------------------------------------------------------------------------------------------------
                                Managing Partner, Senior
Harold A. Ofstie                Portfolio Mgr
--------------------------------------------------------------------------------------------------------------------
                                Partner, Director of            Chartwell Dividend &            Vice President
Maria E. Pollack                Client Administration             Income Fund, Inc.
--------------------------------------------------------------------------------------------------------------------
                                Managing Partner, Chief         Chartwell Dividend &          Vice President and
Timothy J. Riddle               Executive Officer                 Income Fund, Inc.                Treasurer
--------------------------------------------------------------------------------------------------------------------
                                Managing Partner, Senior        Chartwell Dividend &      Vice President and Director
Bernard P. Schaffer             Portfolio Mgr                     Income Fund, Inc.
--------------------------------------------------------------------------------------------------------------------
                                Partner, Director of Fixed      Chartwell Dividend &            Vice President
Leslie M. Varrelman             Income                            Income Fund, Inc.
--------------------------------------------------------------------------------------------------------------------
                                Partner, Senior Portfolio
Babak Zenouzi                   Mgr
--------------------------------------------------------------------------------------------------------------------

NATIONAL CITY INVESTMENT MANAGEMENT CO.

National City Investment Management Co. is the investment adviser to the UA S&P 500 Index Fund. The principal address of National City Investment Management Co. is 1900 East Ninth Street, Cleveland, OH 44114.

--------------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH INVESTMENT           NAME OF OTHER COMPANY                  CONNECTION WITH OTHER COMPANY
ADVISER
--------------------------------------------------------------------------------------------------------------------
Paul G. Clark, Chairman                     Bank Holding Company                  Executive Vice President
--------------------------------------------------------------------------------------------------------------------
Donald L. Ross, President &
Chief Investment Officer                            N/A                                      N/A
--------------------------------------------------------------------------------------------------------------------
Kathleen T. Barr, Managing Director                 N/A                                      N/A
--------------------------------------------------------------------------------------------------------------------
Daniel G. Bandi, Managing Director                  N/A                                      N/A
--------------------------------------------------------------------------------------------------------------------
Timothy F. McDonough, Managing Director             N/A                                      N/A
--------------------------------------------------------------------------------------------------------------------

Item 27. Principal Underwriters:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

      Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

      SEI Daily Income Trust                        July 15, 1982
      SEI Liquid Asset Trust                        November 29, 1982
      SEI Tax Exempt Trust                          December 3, 1982
      SEI Index Funds                               July 10, 1985
      SEI Institutional Managed Trust               January 22, 1987
      SEI Institutional International Trust         August 30, 1988
      The Advisors' Inner Circle Fund               November 14, 1991
      STI Classic Funds                             May 29, 1992
      The Arbor Fund                                January 28, 1993
      Bishop Street Funds                           January 27, 1995
      STI Classic Variable Trust                    August 18, 1995
      SEI Asset Allocation Trust                    April 1, 1996
      SEI Institutional Investments Trust           June 14, 1996
      HighMark Funds                                February 15, 1997
      Armada Funds                                  March 8, 1997
      Expedition Funds                              June 9, 1997
      Oak Associates Funds                          February 27, 1998
      The Nevis Fund, Inc.                          June 29, 1998
      CNI Charter Funds                             April 1, 1999
      The Armada Advantage Fund                     May 1, 1999
      Amerindo Funds Inc.                           July 13, 1999
      Friends Ivory Funds                           December 16, 1999
      iShares Inc.                                  January 28, 2000
      SEI Insurance Products Trust                  March 29, 2000
      iShares Trust                                 April 25, 2000
      Pitcairn Funds                                August 1, 2000
      First Focus Funds, Inc.                       October 1, 2000

      JohnsonFamily Funds, Inc.                     November 1, 2000
      The MDL Funds                                 January 24, 2001
      Causeway Capital Management Trust             September 20, 2001

      The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

                           POSITION AND OFFICE                                          POSITIONS AND OFFICES
NAME                       WITH UNDERWRITER                                             WITH REGISTRANT
----                       ----------------                                             ---------------
Alfred P. West, Jr.        Director, Chairman of the Board of Directors                         --
Richard B. Lieb            Director, Executive Vice President                                   --
Carmen V. Romeo            Director                                                             --
Mark J. Held               President & Chief Operating Officer                                  --
Dennis J. McGonigle        Executive Vice President                                             --
Robert M. Silvestri        Chief Financial Officer & Treasurer                                  --
Todd Cipperman             Senior Vice President & General Counsel                              --
Carl A. Guarino            Senior Vice President                                                --
Jack May                   Senior Vice President                                                --
Kevin P. Robins            Senior Vice President                                                --
Patrick K. Walsh           Senior Vice President                                                --
Wayne M. Withrow           Senior Vice President                                                --
Robert Aller               Vice President                                                       --
John D. Anderson           Vice President & Managing Director                                   --
Timothy D. Barto           Vice President & Assistant Secretary                                 --
Robert Crudup              Vice President & Managing Director                                   --
Richard A. Deak            Vice President & Assistant Secretary                                 --
Scott W. Dellorfano        Vice President & Managing Director                                   --
Barbara Doyne              Vice President                                                       --
Jeff Drennen               Vice President                                                       --
Scott C. Fanatico          Vice President & Managing Director                                   --
Vic Galef                  Vice President & Managing Director                                   --
Steven A. Gardner          Vice President & Managing Director                                   --
Lydia A. Gavalis           Vice President & Assistant Secretary                                 --
Greg Gettinger             Vice President & Assistant Secretary                                 --
Kathy Heilig               Vice President                                                       --
Jeff Jacobs                Vice President                                                       --
Bridget Jensen             Vice President                                                       --
Samuel King                Vice President                                                       --
John Kirk                  Vice President & Managing Director                                   --
Kim Kirk                   Vice President & Managing Director                                   --

John Krzeminski            Vice President & Managing Director                                   --
Karen LaTourette           Secretary                                                            --
Alan H. Lauder             Vice President                                                       --
Paul Lonergan              Vice President & Managing Director                                   --
Ellen Marquis              Vice President                                                       --
Christine M.
     McCullough            Vice President & Assistant Secretary                                 --
Carolyn McLaurin           Vice President & Managing Director                                   --
Mark Nagle                 Vice President                                                       --
Joanne Nelson              Vice President                                                       --
Rob Redican                Vice President                                                       --
Maria Rinehart             Vice President                                                       --
Steve Smith                Vice President                                                       --
Daniel Spaventa            Vice President                                                       --
Kathryn L. Stanton         Vice President                                                       --
Sherry K. Vetterlein       Vice President & Assistant Secretary                                 --
Lori L. White              Vice President & Assistant Secretary                                 --
William E. Zitelli, Jr.    Vice President & Assistant Secretary                                 --

Item 28.  Location of Accounts and Records:

      Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

      (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
(8); (12); and 31a-I (d), the required books and records are maintained at the offices of Registrant's Custodian:

                  First Union National Bank     Union Bank of California
                  125 Broad Street              475 Sansome Street, 15th Floor
                  Philadelphia, PA 19109        San Francisco, California 94111

      (b)/(c) With respect to Rules 31a-1(a); 31a-1 (b)(1),(4); (2)(C) and (D);
(4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:

                  SEI Investments Global Funds Services
                  Oaks, PA 19456

      (c) With respect to Rules 31a-1 (b)(5), (6), (9) and (10) and 31a-1 (f),
the required books and records are maintained at the offices of the Registrant's
Advisers:

                  HGK Asset Management, Inc.
                  Newport Tower
                  525 Washington Blvd.

                  Jersey City, NJ 07310

                  AIG Capital Management Corp.
                  70 Pine Street
                  20th Floor
                  New York, NY  10270

                  First Manhattan Co.
                  437 Madison Avenue
                  New York, NY  10022-7022

                  LSV Asset Management Company
                  1 North Wacker Drive
                  Chicago, Illinois 60606

                  Sterling Capital Management Company
                  One First Union Center
                  301 S. College Street, Suite 3200
                  Charlotte, NC 28202

                  Toews Corporation
                  1500 Market Street, 12th Floor
                  East Tower
                  Philadelphia, PA 19102

                  Prospect Asset Management, Inc.
                  6700 Kalanianaole Highway
                  Suite 122
                  Honolulu, HI 96825

                  Synovus Fund Investment Advisors
                  P.O. Box 23024
                  Columbus, GA 31902-1313

                  Steinberg Priest & Sloane Capital Management, LLC 12 East 49th Street, Suite 1202
                  New York, New York 10017

                  Cooke & Bieler, LP
                  1700 Market Street
                  Philadelphia, PA 19103

                  Investment Counselors of Maryland, LLC
                  803 Cathedral Street
                  Baltimore, Maryland 21201

                  Acadian Asset Management, Inc.
                  Ten Post Office Square, 8th Floor
                  Boston, MA 02109

                  Rice Hall James & Associates
                  600 West Broadway, Suite 1000
                  San Diego, CA 92101-3383

                  C.S. McKee, LLP
                  One Gateway Center
                  Pittsburgh, PA 15222

                  Independence Investment, LLC
                  53 State Street, Exchange Place
                  Boston, MA 02109

                  Analytic Investors, Inc.
                  700 South Flower Street, Suite 400
                  Los Angeles, CA 90017

                  Chicago Asset Management Company
                  70 West Madison Street, 56th Floor
                  Chicago, IL 60602

                  Cambiar Investors LLC
                  2401 East Second Street, Suite 400
                  Denver, CO 80206

                  Fiduciary Management Associates, LLC
                  55 West Monroe Street, Suite 2550
                  Chicago, IL 60603

                  Thompson, Siegel & Walmsley, Inc.
                  5000 Monument Avenue, P.O. Box 6883
                  Richmond, VA 23230

                  Sirach Capital Management, Inc.
                  520 Pike Street, Suite 2800
                  Seattle, WA 95101

                  Commerce Capital Markets, Inc
                  One Commerce Square
                  2005 Market Street, Suite 200
                  Philadelphia, PA 19103

                  McKinley Capital Management, Inc.

                  3301 C Street, Suite 500
                  Anchorage, Alaska 99503

                  Chartwell Investment Partners
                  1235 Westlakes Drive, Suite 400
                  Berwyn, PA 19312

                  National City Investment Management Company
                  1900 East Ninth Street
                  Cleveland, OH 44114

Item 29.  Management Services: NONE.

Item 30.  Undertakings: NONE.

                                     NOTICE

A copy of the Agreement and Declaration of Trust for The Advisors' Inner Circle Fund is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Fund by an officer of the Fund as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Fund.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 62 to the Registration Statement No. 33-42484 to be signed on its behalf by the undersigned, thereto duly authorized in the City of Oaks, and Commonwealth of Pennsylvania on the 28th day of February 2003.

                                          THE ADVISORS' INNER CIRCLE FUND


                                          By: /S/ JAMES R. FOGGO
                                              -------------------------------
                                              James R. Foggo, President

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.


            *                   Trustee                     February 28, 2003
---------------------------
John T. Cooney


            *                   Trustee                     February 28, 2003
---------------------------
William M. Doran


            *                   Trustee                     February 28, 2003
---------------------------
Robert A. Nesher


            *                   Trustee                     February 28, 2003
---------------------------
Robert A. Patterson


            *                   Trustee                     February 28, 2003
---------------------------
Eugene Peters


            *                   Trustee                     February 28, 2003
---------------------------
George J. Sullivan, Jr.


            *                   Trustee                     February 28, 2003
---------------------------
James M. Storey



  /s/ James R. Foggo            President                   February 28, 2003
---------------------------
James R. Foggo


     *                          Controller &                February 28, 2003
---------------------------     Chief Financial Officer
Jennifer Spratley


*By: /s/ James R. Foggo
---------------------------
         James R. Foggo
         Attorney-in-Fact

Powers of Attorney for John T. Cooney, William M. Doran, Robert A. Nesher, Eugene B. Peters, Robert A. Patterson, George J. Sullivan, James M. Storey, Jennifer Spratley and James R. Foggo are incorporated herewith.

                         THE ADVISORS INNER CIRCLE FUND
                                 THE ARBOR FUND
                              THE EXPEDITION FUNDS
                                  THE MDL FUNDS
                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Todd B. Cipperman, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/ James R. Foggo                                           Date: 2/10/03
----------------------
James R. Foggo
President

                         THE ADVISORS INNER CIRCLE FUND
                                 THE ARBOR FUND
                              THE EXPEDITION FUNDS
                                  THE MDL FUNDS

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints James R. Foggo and Todd B. Cipperman, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/ Robert A. Nesher                                          Date: 02/19/03
----------------------
Robert A. Nesher
Trustee

                         THE ADVISORS INNER CIRCLE FUND
                                 THE ARBOR FUND
                              THE EXPEDITION FUNDS
                                  THE MDL FUNDS

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints James R. Foggo and Todd B. Cipperman, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/ John T. Cooney                                            Date: 2/7/2003
----------------------
John T. Cooney
Trustee

                         THE ADVISORS INNER CIRCLE FUND
                                 THE ARBOR FUND
                              THE EXPEDITION FUNDS
                                  THE MDL FUNDS

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints James R. Foggo and Todd B. Cipperman, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/ William M. Doran                                          Date: 2/12/03
----------------------
William M. Doran
Trustee

                         THE ADVISORS INNER CIRCLE FUND
                                 THE ARBOR FUND
                              THE EXPEDITION FUNDS
                                  THE MDL FUNDS

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints James R. Foggo and Todd B. Cipperman, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/ Robert A. Patterson                                       Date: 2/07/03
----------------------
Robert A. Patterson
Trustee

                         THE ADVISORS INNER CIRCLE FUND
                                 THE ARBOR FUND
                              THE EXPEDITION FUNDS
                                  THE MDL FUNDS

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints James R. Foggo and Todd B. Cipperman, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/ Eugene B. Peters                                          Date: 2/14/03
----------------------
Eugene B. Peters
Trustee

                         THE ADVISORS INNER CIRCLE FUND
                                 THE ARBOR FUND
                              THE EXPEDITION FUNDS
                                  THE MDL FUNDS

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints James R. Foggo and Todd B. Cipperman, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/ James M. Storey                                           Date: 2/10/2003
----------------------
James M. Storey
Trustee

                         THE ADVISORS INNER CIRCLE FUND
                                 THE ARBOR FUND
                              THE EXPEDITION FUNDS
                                  THE MDL FUNDS

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints James R. Foggo and Todd B. Cipperman, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/ George J. Sullivan, Jr.                                   Date: 2/7/2003
---------------------------
George J. Sullivan, Jr.
Trustee

                         THE ADVISORS INNER CIRCLE FUND
                                 THE ARBOR FUND
                              THE EXPEDITION FUNDS
                                  THE MDL FUNDS

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints James R. Foggo and Todd B. Cipperman, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/ Jennifer Spratley                                         Date: 2/7/2003
--------------------------------------
Jennifer Spratley
Controller and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No. and Description

Item 23.          Exhibits:

EX-99.A1 Registrant's Agreement and Declaration of Trust dated July 18, 1991, as originally filed with the SEC on August 29, 1991, is incorporated herein by reference to exhibit (1)(a) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No.33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

EX-99.A2 Registrant's Amendment to the Agreement and Declaration of Trust dated December 2, 1996, is incorporated herein by reference to exhibit (1)(a) of Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 13, 1996.

EX-99.A3 Registrant's Amendment to the Agreement and Declaration of Trust dated February 18, 1997, is incorporated herein by reference to exhibit (1)(b) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1997.

EX-99.B1 Registrant's By-Laws are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 29, 1991.

EX-99.B2 Registrant's Amended and Restated By-Laws are incorporated herein by reference to Exhibit (b)(2) of Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 22, 2001.

EX-99.C           Not Applicable.

EX-99.D1 Investment Advisory Agreement between Registrant and HGK Asset Management, Inc. with respect to HGK Fixed Income Fund dated August 15, 1994 as originally filed with Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 15, 1994 is incorporated herein by reference to exhibit (5)(e) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed on February 28, 1996.

EX-99.D2 Investment Advisory Agreement between Registrant and AIG Capital Management Corp. with respect to AIG Money Market Fund originally filed with Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on September 19, 1994 is incorporated herein by reference to exhibit (5)(f) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed February 27, 1997.

EX-99.D3 Investment Advisory Agreement between Registrant and First Manhattan Co. with respect to FMC Select Fund dated May 3, 1995 as originally filed with Post-

                  Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 1, 1995 is incorporated herein by reference to exhibit (5)(g) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File No. 33-42484) filed on February 28, 1996.

EX-99.D4 Investment Advisory Agreement between Registrant and CRA Real Estate Securities L.P. dated December 31, 1996 with respect to the CRA Realty Shares Portfolio is incorporated herein by reference to exhibit (5)(h) of Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on May 22, 1997.

EX-99.D5 Investment Advisory Agreement between Registrant and MDL Capital Management, Inc. with respect to the MDL Broad Market Fixed Income Portfolio and the MDL Large Cap Growth Equity Portfolio is incorporated herein by reference to exhibit
                  (5)(e) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

EX-99.D6 Investment Advisory Agreement between Registrant and SAGE Global Funds, LLC with respect to the SAGE Corporate Bond Fund is incorporated herein by reference to exhibit (5)(f) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

EX-99.D7 Investment Sub-Advisory Agreement between SAGE Global Funds, LLC and Standard Asset Group, Inc. with respect to the SAGE Corporate Bond Fund is incorporated herein by reference to exhibit (5)(i) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

EX-99.D8 Investment Advisory Agreement between Registrant and LSV Asset Management Company is incorporated herein by reference to exhibit (d)(8) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 22, 2001.

EX-99.D9 Amended and Restated Schedule to the Investment Advisory Agreement dated May 3, 1995 between Registrant and First Manhattan Company with respect to the FMC Select and FMC Strategic Value Funds is incorporated herein by reference to exhibit (d)(9) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 29, 1998.

EX-99.D10         Investment Advisory Agreement between Registrant and Sterling
                  Partners Capital Management is incorporated herein by reference to exhibit (d)(10) of Post-Effective Amendment No.
                  45 to Registrant's Registration Statement on Form N-1A (File
                  No. 33-42484), filed with the Securities and Exchange
                  Commission on April 12, 2001.

EX-99.D11         Investment Advisory Agreement between the Registrant and GLB
                  Fund Management, Inc. is incorporated herein by reference to exhibit (d)(11) of Post-

                  Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 13, 2000.

EX-99.D12         Investment Advisory Agreement between Registrant and Toews
                  Corporation with respect to the Toews S&P 500 Hedged Index
                  Fund and Toews Nasdaq-100 Hedged Index Fund is incorporated herein by reference to exhibit (d)(12) of Post-Effective
                  Amendment No. 46 to Registrant's Registration Statement on
                  Form N-1A (File No. 33-42484), filed with the Securities and
                  Exchange Commission on June 22, 2001.

EX-99.D13         Investment Advisory Agreement between Registrant and Prospect
                  Asset Management with respect to The Japan Smaller Companies
                  Fund is incorporated herein by reference to exhibit (d)(13) of Post-Effective Amendment No. 46 to Registrant's Registration
                  Statement on Form N-1A (File No. 33-42484), filed with the
                  Securities and Exchange Commission on June 22, 2001.

EX-99.D14         Investment Advisory Agreement dated August 13, 2001 between
                  Registrant and Synovus Funds Investment Advisors is incorporated herein by reference to exhibit (d)(14) of Post-Effective Amendment No. 48 to Registrant's Registration
                  Statement on Form N-1A (File No. 33-42484), filed with the
                  Securities and Exchange Commission on November 5, 2001.

EX-99.D15         Investment Sub-Advisory Agreement dated August 13, 2001
                  between Registrant, Synovus Funds Investment Advisors and
                  Steinberg Priest Capital Management, Co., Inc. is incorporated herein by reference to exhibit (d)(14) of Post-Effective
                  Amendment No. 48 to Registrant's Registration Statement on
                  Form N-1A (File No. 33-42484), filed with the Securities and
                  Exchange Commission on November 5, 2001.

EX-99.D16         Investment Advisory Agreement between Registrant and Cooke &
                  Bieler, Inc. is incorporated herein by reference to exhibit
                  (d)(16) of Post-Effective Amendment No. 47 to the Registrant's
                  Registration Statement on Form N-1A (File No. 33-4284), filed with the Securities and Exchange Commission on August 16,
                  2001.

EX-99.D17         Investment Advisory Agreement between Registrant and Acadian
                  Asset Management, Inc. is incorporated herein by reference to exhibit (d)(17) of Post-Effective Amendment No. 55 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

EX-99.D18         Investment Advisory Agreement between Registrant and Analytic
                  Investors, Inc. is incorporated herein by reference to exhibit
                  (d)(18) of Post-Effective Amendment No. 55 to Registrant's
                  Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30,
                  2002.

EX-99.D19         Investment Advisory Agreement between Registrant and Cambiar
                  Investors LLC is incorporated herein by reference to exhibit
                  (d)(19) of Post-Effective Amendment No. 55 to Registrant's
                  Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30,
                  2002.

EX-99.D20         Investment Advisory Agreement between Registrant and Chicago
                  Asset Management Company is incorporated herein by reference to exhibit (d)(20) of

                  Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

EX-99.D21         Investment Advisory Agreement between Registrant and Fiduciary
                  Management Associates, Inc. is incorporated herein by reference to exhibit (d)(21) of Post-Effective Amendment No.
                  55 to Registrant's Registration Statement on Form N-1A (File
                  No. 33-42484), filed with the Securities and Exchange
                  Commission on August 30, 2002.

EX-99.D22         Investment Advisory Agreement between Registrant and
                  Independence Investment, LLC is incorporated herein by reference to exhibit (d)(22) of Post-Effective Amendment No.
                  55 to Registrant's Registration Statement on Form N-1A (File
                  No. 33-42484), filed with the Securities and Exchange
                  Commission on August 30, 2002.

EX-99.D23         Investment Advisory Agreement between Registrant and
                  Investment Counselors of Maryland, LLC is incorporated herein by reference to exhibit (d)(23) of Post-Effective Amendment
                  No. 55 to Registrant's Registration Statement on Form N-1A
                  (File No. 33-42484), filed with the Securities and Exchange
                  Commission on August 30, 2002.

EX-99.D24         Investment Advisory Agreement between Registrant and C.S.
                  McKee, LLP is incorporated herein by reference to exhibit
                  (d)(24) of Post-Effective Amendment No. 55 to Registrant's
                  Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30,
                  2002.

EX-99.D25         Investment Advisory Agreement between Registrant and Rice,
                  Hall, James & Associates is incorporated herein by reference to exhibit (d)(25) of Post-Effective Amendment No. 55 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

EX-99.D26         Investment Advisory Agreement between Registrant and Sirach
                  Capital Management, Inc. is incorporated herein by reference to exhibit (d)(26) of Post-Effective Amendment No. 55 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

EX-99.D27         Investment Advisory Agreement between Registrant and Thompson,
                  Siegel & Walmsley, Inc. is incorporated herein by reference to exhibit (d)(27) of Post-Effective Amendment No. 55 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

EX-99.D28         Investment Advisory Agreement between Registrant and Commerce
                  Capital Markets, Inc. is incorporated herein by reference to exhibit (d)(28) of Post-Effective Amendment No. 59 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on December 9, 2002.

EX-99.D29         Investment Advisory Agreement between Registrant and McKinley
                  Capital Management, Inc. is incorporated herein by reference to exhibit (d)(29) of Post-Effective Amendment No. 59 to
                  Registrant's Registration Statement on Form N-

                  1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 9, 2002.

EX-99.D30         Investment Advisory Agreement between Registrant and Chartwell
                  Investment Partners is incorporated herein by reference to exhibit (d)(28) of Post-Effective Amendment No. 59 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on December 9, 2002.

EX-99.E1 Amended and Restated Distribution Agreement between Registrant and SEI Financial Services Company dated August 8, 1994 as originally filed with Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on September 19, 1994 is incorporated herein by reference to exhibit (6) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File No. 33-42484) filed on February 28, 1996.

EX-99.E2 Distribution Agreement between Registrant and CCM Securities, Inc. dated February 28, 1997 is incorporated herein by reference to exhibit (6)(b) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 30, 1997.

EX-99.E3 Amended and Restated Sub-Distribution and Servicing Agreement between SEI Investments Company and AIG Equity Sales Corporation is incorporated herein by reference to exhibit
                  (6)(c) to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

EX-99.E4 Amended and Restated Distribution Agreement between Registrant and SEI Investments Distribution Co. dated November 12, 2002 is filed herewith.

EX-99.F           Not Applicable.

EX-99.G1 Custodian Agreement between Registrant and CoreStates Bank N.A. originally filed Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on October 28, 1991 is incorporated herein by reference to exhibit (8) of Post-Effective Amendment No. 28 filed on February 27, 1997.

EX-99.G2 Amended Custodian Agreement dated between Registrant and CoreStates Bank, N.A. is incorporated herein by reference to exhibit (g)(2) of Post-Effective Amendment No.39 filed on February 25, 2000.

EX-99.G3 Custodian Agreement between the Registrant and Union Bank of California is incorporated herein by reference to exhibit
                  (g)(3) of Post-Effective Amendment No.51 filed on June 14,
                  2002.

EX-99.G4 Amendment dated May 21, 2001 to the Custody Agreement dated August 12, 1991 between the Registrant and First Union National Bank is incorporated herein by reference to exhibit
                  (g)(4) of Post-Effective Amendment No.51 filed on June 14,
                  2002.

EX-99.H1 Amended and Restated Administration Agreement between Registrant and SEI Financial Management Corporation, including schedules relating to Clover Capital Equity Value Fund, Clover Capital Fixed Income Fund, White Oak Growth Stock Fund, Pin Oak Aggressive Stock Fund, Roulston Midwest Growth

                  Fund, Roulston Growth and Income Fund, Roulston Government Securities Fund, A+P Large-Cap Fund, Turner Fixed Income Fund, Turner Small Cap Fund, Turner Growth Equity Fund, Morgan Grenfell Fixed Income Fund, Morgan Grenfell Municipal Bond Fund and HGK Fixed Income Fund dated May 17, 1994 as originally filed with Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 15, 1994 is incorporated herein by reference to exhibit (9) of Post-Effective Amendment No. 24 filed on February 28, 1996.

EX-99.H2 Schedule dated November 11, 1996 to Administration Agreement dated November 14, 1991 as Amended and Restated May 17, 1994 adding the CRA Realty Shares Portfolio is incorporated herein by reference to exhibit (9)(a) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on May 22, 1997.

EX-99.H3 Shareholder Service Plan and Agreement for the Class A Shares of the CRA Realty Shares Portfolio is incorporated herein by reference to exhibit (9)(b) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 30, 1997.

EX-99.H4 Schedule to Amended and Restated Administration Agreement dated May 8, 1995 to the Administration Agreement dated November 14, 1991 as Amended and Restated May 17, 1994 with respect to the FMC Select Fund is incorporated herein by reference to exhibit (9)(d) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1997.

EX-99.H5 Consent to Assignment and Assumption of Administration Agreement dated June 1, 1996 is incorporated herein by reference to exhibit (9)(f) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1997.

EX-99.H6 Schedule to the Amended and Restated Administration Agreement adding the MDL Broad Market Fixed Income Fund and the MDL Large Cap Growth Equity Fund incorporated herein by reference to exhibit (9)(f) of Post-Effective Amendment No.32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

EX-99.H7 Schedule to the Amended and Restated Administration Agreement adding the SAGE Corporate Fixed Bond Fund is incorporated herein by reference to exhibit (9)(g) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

EX-99.H8 Schedule dated May 19, 1997 to Administration Agreement dated November 14, 1991 between the Advisors' Inner Circle Fund and SEI Financial Management Corporation adding the AIG Money Market Fund is incorporated herein by reference to exhibit
                  (9)(h) of Post-Effective Amendment No. 32 to Registrant's

                  Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

EX-99.H9 Schedule to Administration Agreement relating to the CRA Realty Portfolio is incorporated herein by reference to exhibit (9)(i) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

EX-99.H10         Shareholder Servicing Agreement for AIG Money Market Fund is
                  incorporated herein by reference to Post-Effective Amendment
                  No. 32 to Registrant's Registration Statement on Form N-1A
                  (File No. 33-42484), filed with the Securities and Exchange
                  Commission on February 27, 1998.

EX-99.H11         Transfer Agency Agreement dated November 30, 1994 is
                  incorporated herein by reference to exhibit (9)(k) of Post-Effective Amendment No. 32 to Registrant's Registration
                  Statement on Form N-1A (File No. 33-42484), filed with the
                  Securities and Exchange Commission on February 27, 1998.

EX-99.H12         Amendment dated August 17, 1998 to the Schedule dated May 8,
                  1995 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between Registrant and SEI Financial Management Corporation is incorporated herein by reference to exhibit (h)(12) of Post-Effective Amendment No.
                  34 to Registrant's Registration Statement on Form N-1A (File
                  No. 33-42484), filed with the Securities and Exchange
                  Commission on December 29, 1998.

EX-99.H13         Assignment and Assumption Agreement dated February 27, 1998 between Registrant and Oak Associates Funds is incorporated herein by reference to exhibit (h)(13) of Post-Effective
                  Amendment No. 34 to Registrant's Registration Statement on
                  Form N-1A (File No. 33-42484), filed with the Securities and
                  Exchange Commission on December 29, 1998.

EX-99.H14         Amended Schedule dated March 15, 1999 to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994, relating to LSV Value Equity Fund, between
                  Registrant and SEI Fund Resources is incorporated by reference to exhibit (h)(14) of Post-Effective Amendment No. 39 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on February 25, 2000.

EX-99.H15         Amended Schedule dated August 15, 1999 to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994, relating to HGK Fixed Income Fund, HGK Equity Value
                  Fund and HGK Mid Cap Value Fund, between Registrant and SEI
                  Investments Mutual Funds Services is incorporated by reference to exhibit (h)(15) of Post-Effective Amendment No. 39 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on February 25, 2000.

EX-99.H16         Administration Agreement dated August 20, 1999 between
                  Registrant, LSV Asset Management and Fidelity Brokerage
                  Services, Inc. and National Financial Services Corporation is incorporated by reference to exhibit (h)(16) of Post-Effective
                  Amendment No.39 to Registrant's Registration Statement on Form
                  N-1A (File No. 33-42484), filed with the Securities and
                  Exchange Commission on February 25, 2000.

EX-99.H17         Amended Schedule dated December 1, 1999 to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994, relating CRA

                  Realty Shares Portfolio, between Registrant and SEI Fund Resources is incorporated by reference to exhibit (h)(17) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 25, 2000.

EX-99.H18         Amendment dated August 18, 1999 to the Operating Agreement dated January 5, 1996, relating to LSV Value Equity Fund, between the Registrant, LSV Asset Management and Charles
                  Schwab & Co, Inc. is incorporated by reference to exhibit
                  (h)(18) of Post-Effective Amendment No. 39 to Registrant's
                  Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 25,
                  2000.

EX-99.H19         Schedule dated May 19, 2000 to the Administration Agreement dated November 14, 1991 between the Registrant and SEI
                  Investments Mutual Funds Services relating to the AIG Money
                  Market Fund is incorporated herein by reference to exhibit
                  (h)(19) of the Registrant's Post-Effective Amendment No. 40 on
                  Form N-1A (File No. 33-42484) filed with the Securities and
                  Exchange Commission on July 17, 2000.

EX-99.H20         Schedule dated May 22, 2000 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds
                  Services relating to the FMC Select and Strategic Value Funds is incorporated herein by reference to exhibit (h)(20) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A
                  (File No.33-42484) filed with the Securities and Exchange
                  Commission on July 17, 2000.

EX-99.H21         Transfer Agency and Services Agreement dated October 1, 2000, between the Registrant and Forum Shareholder Services, LLC, is incorporated herein by reference to exhibit (h)(21) of the Registrant's Post-Effective Amendment No. 41 on Form N-1A
                  (File No. 33-42484) filed with the Securities and Exchange
                  Commission on December 13, 2000.

EX-99.H22         Schedule to the Administration Agreement between Registrant and SEI Investments Mutual Funds Services relating to the GLB
                  Aggressive Growth Fund is incorporated herein by reference to exhibit (h)(22) of the Registrant's Post-Effective Amendment
                  No. 41 on Form N-1A (File No. 33-42484) filed with the
                  Securities and Exchange Commission on December 13, 2000.

EX-99.H23         Schedule to the Administration Agreement between Registrant and SEI Investments Mutual Funds Services relating to the
                  Sterling Partners' Balanced Portfolio and Sterling Partners'
                  Small Cap Value Portfolio is incorporated herein by reference to exhibit (h)(23) of the Registrant's Post-Effective
                  Amendment No. 42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 26, 2001.

EX-99.H24         Schedule to the Administration Agreement between Registrant and SEI Investments Mutual Funds Services relating to the
                  Toews S&P 500 Hedged Index Portfolio and Toews NASDAQ 100
                  Hedged Index Portfolio is incorporated herein by reference to exhibit (h)(24) of the Registrant's Post-Effective Amendment
                  No. 42 on Form N-1A (File No. 33-42484) filed with the
                  Securities and Exchange Commission on February 26, 2001.

EX-99.H25         LSV Asset Management Contractual Fee Waiver Agreement is
                  incorporated herein by reference to exhibit (h)(25) of the Registrant's Post-Effective

                  Amendment No. 49 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 28, 2002.

EX-99.H26         HGK Asset Management Contractual Fee Waiver Agreement is
                  incorporated herein by reference to exhibit (h)(26) of the Registrant's Post-Effective Amendment No. 49 on Form N-1A
                  (File No. 33-42484) filed with the Securities and Exchange
                  Commission on February 28, 2002.

EX-99.H27         Schedule dated May 21, 2001 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Fund Resources is incorporated herein by reference to exhibit (h)(27) of the Registrant's
                  Post-Effective Amendment No. 46 on Form N-1A (File No.
                  33-42484) filed with the Securities and Exchange Commission on June 22, 2001.

EX-99.H28         Toews Corporation Contractual Fee Waiver Agreement is
                  incorporated herein by reference to exhibit (h)(28) of the Registrant's Post-Effective Amendment No. 49 on Form N-1A
                  (File No. 33-42484) filed with the Securities and Exchange
                  Commission on February 28, 2002.

EX-99.H29         Cooke & Bieler, L.P. Contractual Fee Waiver Agreement is
                  incorporated herein by reference to exhibit (h)(29) of the Registrant's Post-Effective Amendment No. 49 on Form N-1A
                  (File No. 33-42484) filed with the Securities and Exchange
                  Commission on February 28, 2002.

EX-99.H30         Prospect Asset Management Contractual Fee Waiver Agreement is
                  incorporated herein by reference to exhibit (h)(30) of the Registrant's Post-Effective Amendment No. 49 on Form N-1A
                  (File No. 33-42484) filed with the Securities and Exchange
                  Commission on February 28, 2002.

EX-99.H31         Schedule, dated February 20, 2002, to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994 between the Registrant and SEI Investments Mutual
                  Funds Services pertaining to the Sirach Portfolios is incorporated herein by reference to exhibit (h)(31) of Post-Effective Amendment No.51 filed on June 14, 2002.

EX-99.H32         Schedule, dated February 20, 2002, to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994 between the Registrant and SEI Investments Mutual
                  Funds Services pertaining to the TS&W Portfolios is incorporated herein by reference to exhibit (h)(32) of Post-Effective Amendment No.55 filed on August 30, 2002.

EX-99.H33         Schedule, dated February 20, 2002, to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994 between the Registrant and SEI Investments Mutual
                  Funds Services pertaining to the ICM Small Company Portfolio is incorporated herein by reference to exhibit (h)(33) of Post-Effective Amendment No.51 filed on June 14, 2002.

EX-99.H34         Schedule to the Administration Agreement dated November 14,
                  1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the Analytic Portfolios is incorporated herein by reference to exhibit (h)(34) of Post-Effective Amendment
                  No.55 filed on August 30, 2002.

EX-99.H35         Schedule, dated February 20, 2002, to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994 between the Registrant and SEI Investments Mutual
                  Funds Services pertaining to the Cambiar

                  Opportunity Portfolio is incorporated herein by reference to exhibit (h)(35) of Post-Effective Amendment No.51 filed on June 14, 2002.

EX-99.H36         Schedule to the Administration Agreement dated November 14,
                  1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the Chicago Asset Management Value Portfolio is incorporated herein by reference to exhibit (h)(36) of Post-Effective Amendment No.55 filed on August 30, 2002.

EX-99.H37         Schedule, dated February 20, 2002, to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994 between the Registrant and SEI Investments Mutual
                  Funds Services pertaining to the FMA Small Company Portfolio is incorporated herein by reference to exhibit (h)(37) of Post-Effective Amendment No.51 filed on June 14, 2002.

EX-99.H38         Schedule, dated February 20, 2002, to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994 between the Registrant and SEI Investments Mutual
                  Funds Services pertaining to the Rice, Hall, James Portfolios is incorporated herein by reference to exhibit (h)(38) of Post-Effective Amendment No.51 filed on June 14, 2002.

EX-99.H39         Schedule to the Administration Agreement dated November 14,
                  1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the Independence Small Cap Portfolio is incorporated herein by reference to exhibit (h)(39) of Post-Effective Amendment No.55 filed on August 30, 2002.

EX-99.H40         Schedule, dated February 20, 2002, to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994 between the Registrant and SEI Investments Mutual
                  Funds Services pertaining to the Acadian Emerging Markets
                  Portfolio is incorporated herein by reference to exhibit
                  (h)(40) of Post-Effective Amendment No.51 filed on June 14,
                  2002.

EX-99.H41         Schedule, dated February 20, 2002, to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994 between the Registrant and SEI Investments Mutual
                  Funds Services pertaining to the McKee International Equity
                  Portfolio is incorporated herein by reference to exhibit
                  (h)(41) of Post-Effective Amendment No.51 filed on June 14,
                  2002.

EX-99.H42         Schedule to the Transfer Agency Agreement between the
                  Registrant and DST Systems, Inc. pertaining to the Sirach
                  Growth, Sirach Equity, Sirach Special Equity, Sirach Bond,
                  Sirach Strategic Balanced, Rice, Hall James Micro Cap, Rice,
                  Hall James Small/Mid Cap, McKee International Equity, TS&W
                  Equity, TS&W Fixed Income, TS&W International Equity, Analytic
                  Defensive Equity, Analytic International, Analytic Short-Term
                  Income, FMA Small Company, ICM Small Company, Cambiar
                  Opportunity, Independence Small Cap, Acadian Emerging Markets and Chicago Asset Management Value Portfolios is incorporated herein by reference to exhibit (h)(42) of Post-Effective
                  Amendment No.51 filed on June 14, 2002.

EX-99.H43         Schedule, dated August 12, 2002, to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994 between the Registrant and SEI Investments Mutual
                  Funds Services pertaining to the Commerce Capital Government
                  Money Market Fund is incorporated herein by reference to exhibit (h)(43) of Post-Effective Amendment No.59 filed on December 9, 2002.

EX-99.H44         Schedule, dated August 12, 2002, to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994 between the Registrant and SEI Investments Mutual
                  Funds Services pertaining to the McKinley Large Cap Growth
                  Fund is incorporated herein by reference to exhibit (h)(44) of Post-Effective Amendment No.59 filed on December 9, 2002.

EX-99.H45         Schedule, dated September 17, 2002, to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994 between the Registrant and SEI Investments Mutual
                  Funds Services pertaining to the Chartwell Large Cap Value
                  Fund and Chartwell Small Cap Value Fund is incorporated herein by reference to exhibit (h)(45) of Post-Effective Amendment
                  No.59 filed on December 9, 2002.

EX-99.H46         Schedule to the Transfer Agency Agreement between the
                  Registrant and Forum Shareholder Services pertaining to
                  Commerce Bank is incorporated herein by reference to exhibit
                  (h)(46) of Post-Effective Amendment No.59 filed on December 9,
                  2002.

EX-99.H47         Schedule to the Transfer Agency Agreement between the
                  Registrant and Forum Shareholder Services pertaining to the McKinley Funds is incorporated herein by reference to exhibit
                  (h)(47) of Post-Effective Amendment No.59 filed on December 9,
                  2002.

EX-99.H48         Schedule to the Transfer Agency Agreement between the
                  Registrant and Forum Shareholder Services pertaining to the Chartwell Funds is incorporated herein by reference to exhibit
                  (h)(48) of Post-Effective Amendment No.60 filed on December
                  20, 2002.

EX-99.H49         Commerce Capital Markets, Inc. Contractual Fee Waiver
                  Agreement is incorporated herein by reference to exhibit
                  (h)(49) of Post-Effective Amendment No.61 filed on January 17,
                  2003.

EX-99.H50         Amended and Restated Administration Agreement between the
                  Registrant and SEI Investments Global Funds Services, dated
                  November 12, 2002, is filed herewith.

EX-99.H51         Licensing Agreement between the Registrant and Standard &
                  Poor's pertaining to the Toews Funds is filed herewith.

EX-99.H52         Licensing Agreement between the Registrant and the Nasdaq
                  Stock Market, Inc. pertaining to the Toews Funds is filed herewith.

EX-99.H53         Toews Corporation Contractual Fee Waiver Agreement is filed herewith.

EX-99.H54         Cooke & Bieler L.P. Contractual Fee Waiver Agreement is filed herewith.

EX-99.H55         LSV Asset Management Company Contractual Fee Waiver Agreement
                  is filed herewith.

EX-99.H56         HGK Asset Management, Inc. Contractual Fee Waiver Agreement is
                  filed herewith.

EX-99.H57         Independence Investments, LLC Contractual Fee Waiver Agreement
                  is filed herewith.

EX-99.H58         Prospect Asset Management Contractual Fee Waiver Agreement is
                  filed herewith.

EX-99.I           Opinion and Consent of Counsel is filed herewith.

EX-99.J1          Consent of Independent Public Accountants
                  (PricewaterhouseCoopers LLP) is filed herewith.

EX-99.J2 Consent of Independent Public Accountants (KPMG LLP) is filed herewith.

EX-99.K           Not Applicable.

EX-99.L           Not Applicable.

EX-99.M1 Distribution Plan for The Advisors' Inner Circle Fund is incorporated herein by reference to exhibit (m) of the Registrant's Post-Effective Amendment No. 41 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on December 13, 2000.

EX-99.M2 Distribution and Shareholder Servicing Plan for the Toews Funds is incorporated herein by reference to exhibit (m)(2) of the Registrant's Post-Effective Amendment No. 42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 26, 2001.

EX-99.M3 Form of Distribution Plan for the Chartwell Large Cap Value Fund and the Chartwell Small Cap Value Fund is incorporated herein by reference to exhibit (m)(3) of Post-Effective Amendment No.56 filed on September 13, 2002.

EX-99.N           Not Applicable.

EX-99.O1 Rule 18f-3 Plan for The Advisors' Inner Circle Fund is incorporated herein by reference to exhibit (o)(1) of the Registrant's Post-Effective Amendment No. 42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 26, 2001.

EX-99.O2 Amended and restated Rule 18f-3 Plan for The Advisors' Inner Circle Fund is incorporated herein by reference to exhibit
                  (o)(2) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on April 3, 2002.

EX-99.P1 Revised SEI Investments Company Code of Ethics and Insider Trading Policy is filed incorporated herein by reference to exhibit (p)(1) of the Registrant's Post-Effective Amendment No. 46 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on June 22, 2001.

EX-99.P2 The Advisors' Inner Circle Fund Code of Ethics is incorporated herein by reference to exhibit (p)(10) of The Arbor Fund's Post-Effective Amendment No. 28 on Form N-1A (File No.33-50718) filed with the Securities and Exchange Commission on May 30, 2000.

EX-99.P3 AIG Capital Management Corp. Code of Ethics is incorporated herein by reference to exhibit (p)(3) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on July 17, 2000.

EX-99.P4 Clarion CRA Securities, LP, Code of Ethics is incorporated herein by reference to exhibit (p)(4) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No.33-42484) filed with the Securities and Exchange Commission on July 17, 2000.

EX-99.P5 First Manhattan Co. Code of Ethics is incorporated herein by reference to exhibit (p)(5) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on July 17, 2000.

EX-99.P6 HGK Asset Management, Inc., Code of Ethics is incorporated herein by reference to exhibit (p)(6) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on July 17, 2000.

EX-99.P7 LSV Asset Management, L.P., Code of Ethics is incorporated herein by reference to exhibit (p)(9) of SEI Institutional Managed Trust's Post-Effective Amendment No. 33 on Form N-1A (File No. 33-9504) filed with the Securities and Exchange Commission on July 3, 2000.

EX-99.P8 MDL Capital Management, Inc., Code of Ethics is incorporated herein by reference to exhibit (p)(8) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on July 17, 2000.

EX-99.P9 Sterling Capital Management Company Code of Ethics is incorporated herein by reference to exhibit (p)(9) of the Registrant's Post-Effective Amendment No. 41 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on December 13, 2000.

EX-99.P10         Toews Corporation Code of Ethics is incorporated herein by reference to exhibit (p)(10) of the Registrant's
                  Post-Effective Amendment No. 42 on Form N-1A (File No.
                  33-42484) filed with the Securities and Exchange Commission on February 26, 2001.

EX-99.P11         Prospect Asset Management Code of Ethics is filed incorporated herein by reference to exhibit (p)(11) of the Registrant's
                  Post-Effective Amendment No. 46 on Form N-1A (File No.
                  33-42484) filed with the Securities and Exchange Commission on June 22, 2001.

EX-99.P12         Synovus Funds Investment Advisors Code of Ethics is
                  incorporated herein by reference to exhibit (p)(12) of the Registrant's Post-Effective Amendment No. 49 on Form N-1A
                  (File No. 33-42484) filed with the Securities and Exchange
                  Commission on February 28, 2002.

EX-99.P13         Steinberg Priest Capital Management Co., Inc. Code of Ethics
                  is incorporated herein by reference to exhibit (p)(13) of the Registrant's Post-Effective Amendment No. 49 on Form N-1A
                  (File No. 33-42484) filed with the Securities and Exchange
                  Commission on February 28, 2002.

EX-99.P14         Cooke & Bieler, L.P. Code of Ethics is incorporated herein by reference to exhibit (p)(14) of the Registrant's
                  Post-Effective Amendment No. 49 on Form N-1A (File No.
                  33-42484) filed with the Securities and Exchange Commission on February 28, 2002.

EX-99.P15         Acadian Asset Management, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(15) of Post-Effective
                  Amendment No. 50 to the Registrant's Registration Statement on
                  Form N-1A (File No. 33-4284), filed with the Securities and
                  Exchange Commission on April 3, 2002.

EX-99.P16         Analytic Investors, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(16) of Post-Effective Amendment
                  No. 50 to the Registrant's Registration Statement on Form N-1A
                  (File No. 33-4284), filed with the Securities and Exchange
                  Commission on April 3, 2002.

EX-99.P17         Cambiar Investors LLC Code of Ethics is incorporated herein by reference to exhibit (p)(17) of Post-Effective Amendment No.
                  50 to the Registrant's

                  Registration Statement on Form N-1A (File No. 33-4284), filed with the Securities and Exchange Commission on April 3, 2002.

EX-99.P18         Chicago Asset Management Company Code of Ethics is
                  incorporated herein by reference to exhibit (p)(18) of Post-Effective Amendment No. 50 to the Registrant's
                  Registration Statement on Form N-1A (File No. 33-4284), filed with the Securities and Exchange Commission on April 3, 2002.

EX-99.P19         Fiduciary Management Associates Code of Ethics is incorporated herein by reference to exhibit (p)(19) of Post-Effective
                  Amendment No. 50 to the Registrant's Registration Statement on
                  Form N-1A (File No. 33-4284), filed with the Securities and
                  Exchange Commission on April 3, 2002.

EX-99.P20         Independence Investment, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(20) of Post-Effective
                  Amendment No. 50 to the Registrant's Registration Statement on
                  Form N-1A (File No. 33-4284), filed with the Securities and
                  Exchange Commission on April 3, 2002.

EX-99.P21         Investment Counselors of Maryland, LLC Code of Ethics is
                  incorporated herein by reference to exhibit (p)(21) of Post-Effective Amendment No. 50 to the Registrant's
                  Registration Statement on Form N-1A (File No. 33-4284), filed with the Securities and Exchange Commission on April 3, 2002.

EX-99.P22         C.S. McKee, LLP Code of Ethics is incorporated herein by
                  reference to exhibit (p)(22) of Post-Effective Amendment No.
                  50 to the Registrant's Registration Statement on Form N-1A
                  (File No. 33-4284), filed with the Securities and Exchange
                  Commission on April 3, 2002.

EX-99.P23         Rice, Hall, James & Associates Code of Ethics is incorporated herein by reference to exhibit (p)(23) of Post-Effective
                  Amendment No. 50 to the Registrant's Registration Statement on
                  Form N-1A (File No. 33-4284), filed with the Securities and
                  Exchange Commission on April 3, 2002.

EX-99.P24         Sirach Capital Management, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(24) of Post-Effective
                  Amendment No. 50 to the Registrant's Registration Statement on
                  Form N-1A (File No. 33-4284), filed with the Securities and
                  Exchange Commission on April 3, 2002.

EX-99.P25         Thompson, Siegel & Walmsley, Inc. Code of Ethics is
                  incorporated herein by reference to exhibit (p)(25) of Post-Effective Amendment No. 50 to the Registrant's
                  Registration Statement on Form N-1A (File No. 33-4284), filed with the Securities and Exchange Commission on April 3, 2002.

EX-99.P26         McKinley Capital Management, Inc. Code of Ethics is
                  incorporated herein by reference to exhibit (p)(26) of Post-Effective Amendment No. 54 to Registrant's Registration
                  Statement on Form N-1A (File No. 33-42484), filed with the
                  Securities and Exchange Commission on August 16, 2002.

EX-99.P27         Chartwell Investment Partners Code of Ethics is filed herein by reference to exhibit (p)(27) of the Registrant's
                  Post-Effective Amendment No. 57 on Form N-1A (File No.
                  33-42484) filed with the Securities and Exchange Commission on September 27, 2002.